UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09195

SA FUNDS – INVESTMENT TRUST

(Exact name of registrant as specified in charter)

3055 Olin Avenue, Suite 2000, San Jose, California 95128

(Address of principal executive offices) (zip code)

Christopher D. Stanley, Esq.
Chief Legal Officer
SA Funds – Investment Trust
3055 Olin Avenue, Suite 2000
San Jose, California 95128

(Name and address of agent for service)

Copy to:

R. Darrell Mounts, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, DC 20006

Brian F. Link, Esq.
State Street Bank and Trust Company
Mail Code: JHT 1732
200 Clarendon Street
Boston, MA 02116

Registrant’s telephone number, including area code: 408-260-3100

Date of fiscal year end: June 30
Date of reporting period: June 30, 2012

Item 1. Report to Shareholders.

ANNUAL REPORT June 30, 2012

Any information in this shareholder report regarding market or economic trends or the factors influencing the performance of SA Funds – Investment Trust (the “Trust”) are statements of the opinion of Trust management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that stated investment objectives will be achieved.

SA U.S. Fixed Income Fund

     The SA U.S. Fixed Income Fund’s goal is to achieve a generally stable return consistent with preservation of capital. The Fund pursues its goal by investing primarily in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, dollar-denominated obligations of foreign issuers issued in the United States, bank obligations, including those of U.S. banks and savings and loan associations and dollar denominated obligations of U.S. subsidiaries and branches of foreign banks, corporate debt obligations, commercial paper, obligations of supranational organizations and repurchase agreements. Generally, the Fund acquires obligations that mature within two years from the date of settlement.

     The Fund finished fiscal year 2012 with a return of 0.16% as compared to the benchmark index return of 1.17% for the Bank of America Merrill Lynch 1-3 Year U.S. Government/Corporate Index. The underperformance relative to the benchmark index was attributable primarily to the Fund’s greater emphasis on shorter maturity and higher quality securities as compared to the index. The Fund holds securities with maturities from 0-2 years, while approximately half of the index is represented by securities with maturities between 2 to 3 years. In addition, the Fund’s portfolio holdings in corporate debt obligations were comprised of securities with credit quality ratings of AAA, AA or A by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”), while the index contained securities with credit quality ratings as low as BBB- by S&P.

     Differences in both term and credit risk exposure may result in performance variances (both positive and negative) depending on the direction of interest rates and the prevailing credit environment. Interest rates declined in the U.S. during the fiscal year ended June 30, 2012, which resulted in more favorable returns for the longer average maturity of the index. Also, credit conditions continued to improve throughout the year; as a result, the prices of, and returns for, debt securities increased commensurately.

Comparison of Change in Value of a $10,000 Investment in the SA U.S. Fixed Income Fund
vs. the Bank of America Merrill Lynch 1-3 Year U.S. Government/Corporate Index since commencement of Fund operations through June 30, 2012

     The Bank of America Merrill Lynch 1-3 Year U.S. Government/Corporate Index is a subset of the Bank of America Merrill Lynch Government/Corporate Index and includes all securities with a remaining term to final maturity of less than 3 years. The index is unmanaged and reflects reinvested dividends and/or distributions, but does not reflect sales charges, commissions, expenses or taxes. You cannot invest directly in an index.

SA U.S. Fixed Income Fund

(Continued)

     PERFORMANCE INFORMATION – Average Annual Total Returns as of June 30, 2012

	One	Five	Since
	Year	Years	Inception
SA U.S. Fixed Income Fund	0.16%	1.96%	2.08%	(a)
Bank of America Merrill Lynch 1-3 Year U.S.
Government/Corporate Index	1.17%	3.64%	3.60%	(b)

(a)	From commencement of operations on April 2, 2007.
(b)	Performance for the benchmark index is not available from April 2, 2007 (commencement of Fund operations). For that reason, performance is shown from March 31, 2007.

All returns include the reinvestment of income dividends and other distributions. Results represent past performance and do not necessarily indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate, so that redemption proceeds may be higher or lower than an investor’s original cost. The returns shown do not reflect the deduction of taxes that an investor would pay on Fund distributions or the redemption of Fund shares.

SA Global Fixed Income Fund

     The SA Global Fixed Income Fund’s goal is to maximize total return available from a universe of higher-quality fixed income investments maturing in five years or less from the date of settlement while targeting the duration of the Citigroup World Government Bond 1-5 Year Currency Hedged U.S. Dollar Index, the Fund’s benchmark index. The Fund pursues its goal by investing primarily in obligations issued or guaranteed by the U.S. and foreign governments of developed countries or their agencies or instrumentalities; obligations of supranational organizations, and obligations of other U.S. and foreign issuers including corporate debt obligations; commercial paper; bank obligations; and repurchase agreements. The Fund attempts to maximize its total return by allocating assets among countries depending on the prevailing interest rates while targeting the duration of the Fund’s benchmark index. Securities in which the Fund invests may be denominated in currencies other than U.S. dollars. The Fund may use forward foreign currency exchange contracts to hedge foreign currency risks. The Fund may also lend its portfolio securities.

     The Fund finished fiscal year 2012 with a return of 1.96%, as compared to the benchmark index return of 2.62% for the Citigroup World Government Bond 1-5 Year Currency Hedged U.S. Dollar Index. The Fund’s underperformance relative to the benchmark index was primarily attributable to its holdings in AA and AAA corporate securities as rated by S&P. The benchmark index holds only government securities, whereas the Fund holds government and higher quality corporate debt securities. Although the Fund’s position in these higher quality corporate debt securities contributed to its relative outperformance of the index during the first six months of 2012, corporate debt securities underperformed significantly during the third quarter of 2011 when credit was strained in Europe.

Comparison of Change in Value of a $10,000 Investment in the SA Global Fixed Income Fund
vs. the Citigroup World Government Bond 1-5 Year Currency Hedged U.S. Dollar Index
since June 30, 2002 through June 30, 2012

     The Citigroup World Government Bond 1-5 Year Currency Hedged U.S. Dollar Index is a comprehensive measure of the total return performance of the government bond markets of approximately 22 countries with maturities ranging from one to five years. It is hedged to the U.S. dollar. The index is unmanaged and reflects reinvested dividends and/or distributions, but does not reflect sales charges, commissions, expenses or taxes. You cannot invest directly in an index.

SA Global Fixed Income Fund

(Continued)

     PERFORMANCE INFORMATION – Average Annual Total Returns as of June 30, 2012

	One	Five	Ten
	Year	Years	Years
SA Global Fixed Income Fund	1.96%	3.18%	3.28%
Citigroup World Government Bond
1-5 Year Currency Hedged U.S. Dollar Index	2.62%	3.69%	3.54%

All returns include the reinvestment of income dividends and other distributions. Results represent past performance and do not necessarily indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate, so that redemption proceeds may be higher or lower than an investor’s original cost. The returns shown do not reflect the deduction of taxes that an investor would pay on Fund distributions or the redemption of Fund shares.

SA U.S. Core Market Fund

     The SA U.S. Core Market Fund’s goal is to achieve long-term capital appreciation. The Fund pursues its goal by generally selecting from all common stocks that are traded on a principal U.S. exchange or in the over-the-counter market in the U.S. Currently, Dimensional Fund Advisors LP, the Fund’s sub-adviser (the “Sub-Adviser”), has narrowed the target universe of U.S. common stocks to securities of companies whose market capitalizations generally are either in the highest 96% of total market capitalization, or companies whose market capitalizations are larger than the 1,500th largest U.S. company, whichever results in the higher market capitalization threshold. The Fund also invests less than 5% of its total assets in the U.S. MicroCap Portfolio, a portfolio of DFA Investment Dimensions Group, Inc., a separate investment company, to gain more efficient and cost effective exposure to securities whose market capitalizations are generally in the lowest 5% of total market capitalization or companies whose market capitalizations are smaller than the 1,500th largest U.S. company, whichever results in the higher market capitalization threshold. The Fund may also lend its portfolio securities.

     The Fund finished fiscal year 2012 with a return of 2.80% as compared to the benchmark index return of 3.84% for the Russell 3000 Index. The Fund’s underperformance relative to the benchmark index was partly attributable to the exclusion of real estate investment trusts (“REITs”) from the Fund’s investments. The Russell 3000 Index held nearly 3.0% in REIT securities as of June 30, 2012 which generated a one-year return of 13.29% as of June 30, 2012 (as measured by the Dow Jones Select REIT Index).

     Comparison of Change in Value of a $10,000 Investment in the SA U.S. Core Market Fund
vs. the Russell 3000 Index since June 30, 2002 through June 30, 2012

     The Russell 3000 Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The index is unmanaged and reflects reinvested dividends and/or distributions, but does not reflect sales charges, commissions, expenses or taxes. You cannot invest directly in an index.

SA U.S. Core Market Fund

(Continued)

     PERFORMANCE INFORMATION – Average Annual Total Returns as of June 30, 2012

	One	Five	Ten
	Year	Years	Years
SA U.S. Core Market Fund	2.80%	(0.19)%	4.91%
Russell 3000 Index	3.84%	0.39%	5.81%

All returns include the reinvestment of income dividends and other distributions. Results represent past performance and do not necessarily indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate, so that redemption proceeds may be higher or lower than an investor’s original cost. The returns shown do not reflect the deduction of taxes that an investor would pay on Fund distributions or the redemption of Fund shares.

SA U.S. Value Fund

     The SA U.S. Value Fund’s goal is to achieve long-term capital appreciation. The Fund pursues its goal by generally investing in a target universe consisting of large and mid capitalization U.S. companies traded on a principal U.S. exchange or on the over-the-counter market in the U.S. that are considered to be “value” stocks at the time of purchase. The Sub-Adviser considers value stocks primarily to be those of companies with high book values (values that are derived from a company’s balance sheet) in relation to their market values (values that are derived by multiplying the market price per share of a company’s stock by the number of outstanding shares of that stock). Currently, the Sub-Adviser considers large and mid capitalization companies to be companies whose market capitalizations generally are either in the highest 90% of total market capitalization or companies whose market capitalizations are larger than the 1,000th largest U.S. company, whichever results in the higher market capitalization threshold. The Fund may also lend its portfolio securities.

     The Fund finished fiscal year 2012 with a return of (4.02)% as compared to the benchmark index return of 3.01% for the Russell 1000 Value Index. The Fund’s underperformance relative to the benchmark index was primarily attributable to the Fund’s greater emphasis on deeper value securities (securities with lower book-to-market ratios), which underperformed during the fiscal year.

Comparison of Change in Value of a $10,000 Investment in the SA U.S. Value Fund
vs. the Russell 1000 Value Index since June 30, 2002 through June 30, 2012

     The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The Russell 1000 Index is a market capitalization weighted broad index of 1000 large capitalization U.S. companies. The index is unmanaged and reflects reinvested dividends and/or distributions, but does not reflect sales charges, commissions, expenses or taxes. You cannot invest directly in an index.

     PERFORMANCE INFORMATION – Average Annual Total Returns as of June 30, 2012

	One	Five	Ten
	Year	Years	Years
SA U.S. Value Fund	(4.02)%	(3.95)%	4.63%
Russell 1000 Value Index	3.01%	(2.19)%	5.28%

All returns include the reinvestment of income dividends and other distributions. Results represent past performance and do not necessarily indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate, so that redemption proceeds may be higher or lower than an investor’s original cost. The returns shown do not reflect the deduction of taxes that an investor would pay on Fund distributions or the redemption of Fund shares.

SA U.S. Small Company Fund

     The SA U.S. Small Company Fund’s goal is to achieve long-term capital appreciation. The Fund pursues its goal by generally investing in a target universe consisting of common stocks of small capitalization companies that are traded on a principal U.S. exchange or on the over-the-counter market in the U.S. Currently, the Sub-Adviser considers small capitalization companies to be companies whose market capitalizations generally are either in the lowest 10% of total market capitalization, or companies whose market capitalizations are smaller than the 1,000th largest U.S. company, whichever results in the higher market capitalization threshold. The Fund may also lend its portfolio securities.

     The Fund finished fiscal year 2012 with a return of (2.74)%, as compared to the benchmark index return of (2.08)%, for the Russell 2000 Index. The Fund’s underperformance relative to the benchmark index for the fiscal year ended June 30, 2012 was primarily attributable to its exclusion of REITs from the investable universe, which represent approximately 7% of the Russell 2000 Index. The one year return for REITs as of June 30, 2012 was significantly higher than the returns generated in the other small capitalization sectors of the benchmark index, for the same period, as demonstrated by the return on the Dow Jones Select REIT Index of 13.29%.

Comparison of Change in Value of a $10,000 Investment in the SA U.S. Small Company Fund
vs. the Russell 2000 Index since June 30, 2002 through June 30, 2012

     The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market capitalization and current index membership. The index is unmanaged and reflects reinvested dividends and/or distributions, but does not reflect sales charges, commissions, expenses or taxes. You cannot invest directly in an index.

     PERFORMANCE INFORMATION – Average Annual Total Returns as of June 30, 2012

	One	Five	Ten
	Year	Years	Years
SA U.S. Small Company Fund	(2.74)%	0.74%	6.98%
Russell 2000 Index	(2.08)%	0.54%	7.00%

All returns include the reinvestment of income dividends and other distributions. Results represent past performance and do not necessarily indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate, so that redemption proceeds may be higher or lower than an investor’s original cost. The returns shown do not reflect the deduction of taxes that an investor would pay on Fund distributions or the redemption of Fund shares.

SA International Value Fund

     The SA International Value Fund’s goal is to achieve long-term capital appreciation. The Fund pursues its goal by generally investing in a target universe consisting of securities of large capitalization non-U.S. companies that the Sub-Adviser believes are ”value” stocks at the time of purchase. The Sub-Adviser considers value stocks primarily to be those of companies with high book values (values that are derived from a company’s balance sheet) in relation to their market values (values that are derived by multiplying the market price per share of a company’s stock by the number of outstanding shares of that stock). The Fund invests in companies domiciled within countries with developed markets designated by the Sub-Adviser and purchases securities within authorized countries using a market capitalization weighted approach. Under normal market conditions, the Fund invests in companies organized or having a majority of their operating income from sources in at least three non-U.S. countries. The Fund may also lend its portfolio securities.

     The Fund finished fiscal year 2012 with a return of (20.23)%, as compared to the benchmark index return of (14.93)% for the Morgan Stanley Capital International (MSCI) World Ex. U.S. Value Index. The Fund’s underperformance relative to the benchmark index for the fiscal year ended June 30, 2012 was primarily attributable to the Fund’s greater weighting relative to the index in deeper value securities (securities with lower book-to-market ratios), which generated weaker returns for the year compared to the value securities held in the benchmark index.

Comparison of Change in Value of a $10,000 Investment in the SA International Value Fund
vs. the MSCI World Ex. U.S. Value Index since June 30, 2002 through June 30, 2012

     The MSCI World Ex. U.S. Value Index is composed of companies within the MSCI World Ex. U.S. Index having characteristics such as low market-to-book value ratios. The MSCI World Ex. U.S. Index is an index of securities listed on the stock exchanges of 23 developed market countries other than the United States. The index is unmanaged and reflects reinvested dividends and/or distributions, but does not reflect sales charges, commissions, expenses or taxes. You cannot invest directly in an index.

     PERFORMANCE INFORMATION – Average Annual Total Returns as of June 30, 2012

	One	Five	Ten
	Year	Years	Years
SA International Value Fund	(20.23)%	(8.55)%	5.62%
MSCI World Ex. U.S. Value Index	(14.93)%	(6.97)%	5.80%

All returns include the reinvestment of income dividends and other distributions. Results represent past performance and do not necessarily indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate, so that redemption proceeds may be higher or lower than an investor’s original cost. The returns shown do not reflect the deduction of taxes that an investor would pay on Fund distributions or the redemption of Fund shares.

SA International Small Company Fund

     The SA International Small Company Fund’s goal is to achieve long-term capital appreciation. The Fund pursues its goal by investing substantially all of its assets in the International Small Company Portfolio (the “DFA Portfolio”) of DFA Investment Dimensions Group Inc., which has the same investment objective and investment policies as the Fund. The DFA Portfolio invests substantially all of its assets in the following series of The DFA Investment Trust Company: The Japanese Small Company Series, The United Kingdom Small Company Series, The Continental Small Company Series, The Asia Pacific Small Company Series and The Canadian Small Company Series (each an “Underlying Fund”). Each Underlying Fund invests in small capitalization companies using a market capitalization weighted approach in each country or region designated by the Sub-Adviser as an approved market for investments. The DFA Portfolio may also have some exposure to small capitalization equity securities associated with other countries or regions but will not invest in emerging market countries. Each Underlying Fund may also lend its portfolio securities.

     The Fund finished fiscal year 2012 with a return of (16.35)% as compared to the benchmark index return of (15.75)% for the Morgan Stanley Capital International (MSCI) World Ex. U.S. Small Cap Index. The Fund’s underperformance relative to the benchmark index was primarily attributable to the Fund’s greater weighting in securities within the smallest capitalization tier of the investable universe. The smallest capitalization tier (bottom quintile ranked by market capitalization) underperformed its larger capitalization counterparts for the fiscal year ended June 30, 2012.

Comparison of Change in Value of a $10,000 Investment in the SA International Small Company Fund
vs. the MSCI World Ex. U.S. Small Cap Index since June 30, 2002 through June 30, 2012

     The MSCI World Ex. U.S. Small Cap Index is a market capitalization weighted index designed to measure equity performance in 23 developed market countries, excluding the U.S., and is composed of stocks, which are categorized as small capitalization stocks. The index is unmanaged and reflects reinvested dividends and/or distributions, but does not reflect sales charges, commissions, expenses or taxes. You cannot invest directly in an index.

SA International Small Company Fund

(Continued)

     PERFORMANCE INFORMATION – Average Annual Total Returns as of June 30, 2012

	One	Five	Ten
	Year	Years	Years
SA International Small Company Fund	(16.35)%	(5.25)%	8.66%
MSCI World Ex. U.S. Small Cap Index	(15.75)%	(4.94)%	8.70%

All returns include the reinvestment of income dividends and other distributions. Results represent past performance and do not necessarily indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate, so that redemption proceeds may be higher or lower than an investor’s original cost. The returns shown do not reflect the deduction of taxes that an investor would pay on Fund distributions or the redemption of Fund shares.

SA Emerging Markets Value Fund

     The SA Emerging Markets Value Fund’s goal is to achieve long-term capital appreciation. The Fund pursues its goal by investing in a broad and diverse group of securities of companies in designated emerging markets that the Sub-Adviser considers to be “value” securities primarily based on high book value (values that are derived from a company’s balance sheet) in relation to the market value (value that is derived by multiplying the market price per share of a company’s stock by the number of outstanding shares of that stock).

     The Fund finished fiscal year 2012 with a return of (22.19)% as compared to the benchmark index return of (15.79)% for the Morgan Stanley Capital International (MSCI) Emerging Markets Value Index. The Fund’s underperformance relative to its benchmark index was primarily attributable to the Fund’s greater weighting in securities within the smallest capitalization tier of the investable universe. The smallest capitalization tier (bottom quintile ranked by market capitalization) underperformed its larger capitalization counterparts for the fiscal year ended June 30, 2012.

Comparison of Change in Value of a $10,000 Investment in the SA Emerging Markets Value Fund
vs. the MSCI Emerging Markets Value Index since commencement of Fund operations through June 30, 2012

     The MSCI Emerging Markets Value Index is comprised of companies within the MSCI Emerging Markets Index having value characteristics, such as low book-to-market ratios. The index is unmanaged and reflects reinvested dividends and/or distributions, but does not reflect sales charges, commissions, expenses or taxes. You cannot invest directly in an index.

     PERFORMANCE INFORMATION – Average Annual Total Returns as of June 30, 2012

	One	Five	Since
	Year	Years	Inception
SA Emerging Markets Value Fund	(22.19)%	(1.28)%	1.16%	(a)
MSCI Emerging Markets Value Index	(15.79)%	1.39%	4.12%	(b)

(a)	From commencement of operations on April 2, 2007.
(b)	Performance for the benchmark index is not available from April 2, 2007 (commencement of Fund operations). For that reason, performance is shown from March 31, 2007.

All returns include the reinvestment of income dividends and other distributions. Results represent past performance and do not necessarily indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate, so that redemption proceeds may be higher or lower than an investor’s original cost. The returns shown do not reflect the deduction of taxes that an investor would pay on Fund distributions or the redemption of Fund shares.

SA Real Estate Securities Fund

     The SA Real Estate Securities Fund’s goal is to achieve long-term capital appreciation. The Fund pursues its goal by concentrating investments in readily marketable equity securities of companies the principal activities of which include development, ownership, construction, management, or sale of residential, commercial or industrial real estate. Investments include, principally, equity securities of companies in the following sectors of the real estate industry: certain REITs, companies engaged in residential construction and firms, excluding partnerships, the principal business of which is to develop commercial property. The Fund will make equity investments only in securities traded in the U.S. securities markets using a market capitalization weighted approach.

     The Fund finished fiscal year 2012 with a return of 12.19%, as compared to the benchmark index return of 13.29% for the Dow Jones U.S. Select REIT Index. The underperformance of the Fund relative to the benchmark index was primarily attributable to the strong performance of the largest holdings within the index, which are held in much smaller weights in the Fund. For example, the largest holding in the benchmark index, Simon Properties, represents more than 10 percent of the benchmark index compared to a holding of less than 5 percent in the Fund.

Comparison of Change in Value of a $10,000 Investment in the SA Real Estate Securities Fund
vs. the Dow Jones U.S. Select REIT Index since commencement of Fund operations through June 30, 2012

     The Dow Jones U.S. Select REIT Index is a float-adjusted market capitalization weighted index designed to measure the performance of publicly traded real estate companies that have a minimum total market capitalization of at least $200 million, at least 75% of total revenues of which are derived from ownership and operation of real estate assets, and the liquidity of company stock commensurate with that of other institutionally held real estate securities. The index is unmanaged and reflects reinvested dividends and/or distributions, but does not reflect sales charges, commissions, expenses or taxes. You cannot invest directly in an index.

     PERFORMANCE INFORMATION – Average Annual Total Returns as of June 30, 2012

	One	Five	Since
	Year	Years	Inception
SA Real Estate Securities Fund	12.19%	1.42%	(0.81)%	(a)
Dow Jones U.S. Select REIT Index	13.29%	1.97%	(0.02)%	(b)

(a)	From commencement of operations on April 2, 2007.
(b)	Performance for the benchmark index is not available from April 2, 2007 (commencement of Fund operations). For that reason, performance is shown from March 31, 2007.

All returns include the reinvestment of income dividends and other distributions. Results represent past performance and do not necessarily indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate, so that redemption proceeds may be higher or lower than an investor’s original cost. The returns shown do not reflect the deduction of taxes that an investor would pay on Fund distributions or the redemption of Fund shares.

SA U.S. Fixed Income Fund

PORTFOLIO OF INVESTMENTS –– AS OF JUNE 30, 2012

	FACE
	AMOUNT		VALUE†
BONDS AND NOTES — 96.2%
Australia — 0.7%
Westpac Banking Corp.,
2.100%, 8/02/13	USD	$2,650,000	$2,689,914

Canada — 6.1%
Bank of Nova Scotia,
2.250%, 1/22/13	USD	3,700,000	3,735,132
Bank of Nova Scotia,
2.375%, 12/17/13	USD	6,000,000	6,144,636
Ontario Electricity Financial Corp.,
7.450%, 3/31/13	USD	4,461,000	4,685,455
Province of Ontario Canada,
1.375%, 1/27/14	USD	1,000,000	1,013,260
Royal Bank of Canada,
1.125%, 1/15/14	USD	4,000,000	4,029,384
Royal Bank of Canada MTN,
2.100%, 7/29/13	USD	3,000,000	3,050,736
			22,658,603
France — 1.4%
BNP Paribas / BNP
Paribas US MTN,
2.125%, 12/21/12	USD	3,400,000	3,416,232
Sanofi, 1.625%, 3/28/14	USD	1,522,000	1,548,257
			4,964,489
Germany — 1.5%
Kreditanstalt fuer Wiederaufbau,
1.375%, 1/13/14	USD	3,500,000	3,549,371
Landwirtschaftliche Rentenbank,
3.250%, 3/15/13	USD	2,000,000	2,039,412
			5,588,783
Netherlands — 1.5%
Cooperatieve Centrale
Raiffeisen-Boerenleenbank BA,
1.850%, 1/10/14	USD	5,400,000	5,441,051

Norway — 0.8%
Eksportfinans ASA,
1.875%, 4/02/13	USD	3,000,000	2,940,681

Supranational — 1.7%
European Investment Bank,
1.500%, 5/15/14	USD	2,200,000	2,231,482
European Investment Bank,
3.000%, 4/08/14	USD	4,000,000	4,161,616
			6,393,098
United States — 82.5%
3M Co. MTN, 4.375%, 8/15/13		1,000,000	1,044,925
Bank of New York Mellon Corp.
(The), 4.300%, 5/15/14		7,000,000	7,466,312
Bank of New York Mellon Corp.
(The), 5.125%, 8/27/13		2,194,000	2,308,314
Berkshire Hathaway Finance Corp.,
0.799%, 1/10/14(a)		6,098,000	6,118,160
Berkshire Hathaway Finance Corp.,
1.500%, 1/10/14		715,000	725,541
Berkshire Hathaway Finance Corp.,
5.000%, 8/15/13		3,000,000	3,145,908
Federal Home Loan Banks,
0.340%, 12/18/13		4,400,000	4,401,870
Federal Home Loan Banks,
0.375%, 11/27/13		5,900,000	5,905,959
Federal Home Loan Banks,
0.375%, 1/29/14		6,700,000	6,705,233
Federal Home Loan Banks,
0.500%, 8/28/13		8,500,000	8,522,746
Federal Home Loan Banks,
1.625%, 6/14/13		500,000	506,567
Federal Home Loan Banks,
2.375%, 3/14/14		41,200,000	42,620,123
Federal Home Loan Banks,
3.125%, 12/13/13		800,000	832,506
Federal Home Loan Banks,
4.875%, 11/27/13		5,000,000	5,320,485
Federal Home Loan Banks,
5.125%, 8/14/13		1,600,000	1,687,429
Federal Home Loan Mortgage
Corp., 0.375%, 10/30/13		23,100,000	23,164,218
Federal Home Loan Mortgage
Corp., 0.375%, 11/27/13		6,700,000	6,707,537
Federal Home Loan Mortgage
Corp., 0.375%, 2/27/14		5,000,000	5,003,310
Federal Home Loan Mortgage
Corp., 0.500%, 10/15/13		6,000,000	6,016,902
Federal Home Loan Mortgage
Corp., 0.625%, 12/23/13		13,000,000	13,053,937
Federal Home Loan Mortgage
Corp., 1.375%, 2/25/14		10,800,000	10,986,289
Federal Home Loan Mortgage
Corp., 2.500%, 4/23/14		2,500,000	2,598,518
Federal Home Loan Mortgage
Corp., 3.750%, 6/28/13		2,500,000	2,588,530
Federal Home Loan Mortgage
Corp., 4.125%, 9/27/13		2,700,000	2,828,884
Federal Home Loan Mortgage
Corp., 4.500%, 7/15/13		1,000,000	1,044,375
Federal Home Loan Mortgage
Corp., 4.500%, 1/15/14		1,500,000	1,595,745
Federal National Mortgage
Association, 0.750%, 12/18/13		33,150,000	33,381,188
Federal National Mortgage
Association, 1.125%, 9/30/13		14,700,000	14,855,026
Federal National Mortgage
Association, 2.750%, 3/13/14		5,500,000	5,725,516
Federal National Mortgage
Association, 2.875%, 12/11/13		11,400,000	11,827,147
Federal National Mortgage
Association, 3.875%, 7/12/13		1,500,000	1,556,582
General Electric Capital Corp.,
1.319%, 1/07/14(a)		425,000	426,964
General Electric Capital Corp.,
2.100%, 1/07/14		8,200,000	8,330,618

See notes to financial statements.

SA U.S. Fixed Income Fund

PORTFOLIO OF INVESTMENTS –– AS OF JUNE 30, 2012 (Continued)

	FACE
	AMOUNT	VALUE†
BONDS AND NOTES (Continued)
United States (Continued)
General Electric Capital Corp.
MTN, 5.500%, 6/04/14	$1,500,000	$1,617,471
International Business Machines
Corp. (IBM), 1.250%, 5/12/14	6,000,000	6,066,072
International Business Machines
Corp. (IBM), 2.100%, 5/06/13	1,000,000	1,013,490
JPMorgan Chase & Co. MTN,
1.266%, 1/24/14(a)	1,200,000	1,203,667
JPMorgan Chase & Co. MTN,
1.650%, 9/30/13	8,750,000	8,807,689
Microsoft Corp.,
2.950%, 6/01/14	2,000,000	2,091,600
PepsiCo, Inc.,
0.546%, 5/10/13(a)	6,305,000	6,320,422
Private Export Funding Corp.,
Series Y, 3.550%, 4/15/13	3,055,000	3,134,485
US Bancorp, 2.000%, 6/14/13	5,232,000	5,308,581
Wachovia Corp. MTN,
0.656%, 8/01/13(a)	6,000,000	6,006,774
Wal-Mart Stores, Inc.,
3.000%, 2/03/14	500,000	518,807
Wal-Mart Stores, Inc.,
3.200%, 5/15/14	2,500,000	2,625,307
Wal-Mart Stores, Inc.,
4.550%, 5/01/13	7,000,000	7,239,309
Wells Fargo & Co.,
4.375%, 1/31/13	3,100,000	3,168,429
		304,125,467
TOTAL BONDS AND NOTES
(Identified Cost $354,391,019)		354,802,086

SHORT-TERM INVESTMENTS — 3.5%
Australia — 0.5%
National Australia Bank YCD,
1.666%, 1/30/14(a)	1,630,000	1,638,444

Finland — 2.4%
Nordea Bank YCD,
0.901%, 4/05/13(a)	9,000,000	9,002,700
		10,641,144

	SHARES	VALUE†
United States — 0.6%
SSgA Government Money
Market Fund	1	$1
SSgA Money Market Fund	2,193,648	2,193,648
		2,193,649
TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $12,821,495)		12,834,793

Total Investments — 99.7%
(Identified Cost $367,212,514)#		367,636,879
Cash and Other Assets, Less
Liabilities — 0.3%		1,063,606
Net Assets — 100.0%		$368,700,485

†	See Note 1.
(a)	Variable or Floating Rate Bond. Rate disclosed is as of June 30, 2012.
#	At June 30, 2012 the aggregate cost of investment securities for U.S. federal income tax purposes was $367,212,514. Net unrealized appreciation aggregated $424,365 of which $539,833 related to appreciated investment securities and $115,468 related to depreciated investment securities.

Key to abbreviations:
MTN — Medium Term Note
USD — U.S. Dollar
YCD — Yankee Certificate of Deposits

Portfolio Sectors
(% of portfolio market value)

See notes to financial statements.

SA Global Fixed Income Fund

PORTFOLIO OF INVESTMENTS –– AS OF JUNE 30, 2012

	FACE
	AMOUNT		VALUE†
BONDS AND NOTES — 98.6%
Australia — 4.9%
National Australia Bank Ltd.,
5.375%, 12/08/14	GBP	1,500,000	$2,546,139
Suncorp-Metway Ltd.,
4.000%, 1/16/14	GBP	7,000,000	11,501,179
Westpac Banking Corp.,
2.900%, 9/10/14	USD	5,000,000	5,233,145
Westpac Banking Corp.,
3.000%, 8/04/15	USD	2,000,000	2,073,202
Westpac Banking Corp.,
3.750%, 12/01/14	CAD	6,000,000	6,057,224
			27,410,889
Austria — 4.7%
Austria Government Bond,
4.000%, 9/15/16(a)	EUR	10,500,000	14,828,974
Oesterreichische Kontrollbank
AG, 1.750%, 10/05/15(b)	USD	3,000,000	3,050,337
Oesterreichische Kontrollbank
AG, 2.000%, 6/03/16(b)	USD	8,000,000	8,175,328
			26,054,639
Canada — 14.8%
Bank of Nova Scotia,
3.400%, 1/22/15	USD	5,000,000	5,273,960
Bank of Nova Scotia,
3.430%, 7/16/14	CAD	2,000,000	2,031,097
Canada Housing Trust No 1,
2.750%, 12/15/14(a)	CAD	14,000,000	14,253,433
Province of Alberta Canada,
2.750%, 12/01/14	CAD	13,800,000	14,039,782
Province of Ontario Canada,
0.950%, 5/26/15	USD	3,000,000	3,015,486
Province of Ontario Canada,
4.100%, 6/16/14	USD	9,800,000	10,461,137
Province of Ontario Canada,
5.125%, 11/21/12	GBP	1,200,000	1,913,588
Royal Bank of Canada,
2.875%, 4/19/16(b)	USD	4,500,000	4,736,205
Royal Bank of Canada,
4.970%, 6/05/14	CAD	6,000,000	6,271,741
Royal Bank of Canada,
5.060%, 7/17/13	CAD	4,000,000	4,079,089
Toronto-Dominion Bank (The),
2.375%, 10/19/16(b)	USD	15,500,000	15,933,396
			82,008,914
Denmark — 0.5%
Denmark Government Bond,
2.500%, 11/15/16	DKK	15,000,000	2,783,281

Finland — 3.6%
Finland Government Bond,
1.750%, 4/15/16	EUR	8,700,000	11,458,714
Municipality Finance PLC,
2.375%, 5/16/16	USD	4,000,000	4,155,300
Republic of Finland,
2.250%, 3/17/16	USD	4,000,000	4,219,800
			19,833,814
France — 8.1%
Agence Francaise de
Developpement,
4.875%, 10/30/13	GBP	1,400,000	2,287,403
Caisse d’Amortissement de la
Dette Sociale,
2.250%, 12/07/15	GBP	2,300,000	3,650,596
Caisse d’Amortissement de la
Dette Sociale,
5.250%, 10/25/12	EUR	7,250,000	9,313,703
France Government Bond OAT,
5.000%, 10/25/16	EUR	2,500,000	3,654,765
Reseau Ferre de France,
2.375%, 12/23/15(b)	GBP	8,700,000	13,850,717
Societe Financement de
l’Economie Francaise,
2.875%, 9/22/14	USD	8,500,000	8,810,743
Total Capital SA,
5.500%, 1/29/13	GBP	2,200,000	3,531,764
			45,099,691
Germany — 10.1%
Bundesobligation,
0.750%, 2/24/17	EUR	6,000,000	7,649,783
IKB Deutsche Industriebank AG,
2.125%, 9/10/12	EUR	2,000,000	2,538,614
Kreditanstalt fuer Wiederaufbau,
3.125%, 12/08/14	GBP	1,000,000	1,649,102
Kreditanstalt fuer Wiederaufbau,
3.750%, 9/07/16	GBP	2,600,000	4,480,853
Kreditanstalt fuer Wiederaufbau,
4.125%, 10/15/14	USD	500,000	538,212
Kreditanstalt fuer Wiederaufbau,
4.625%, 10/12/12(b)	EUR	4,000,000	5,122,817
Kreditanstalt fuer Wiederaufbau,
5.500%, 12/07/15	GBP	1,600,000	2,874,333
Landeskreditbank Baden-
Wuerttemberg Foerderbank,
1.000%, 10/15/13	USD	2,400,000	2,407,630
Landeskreditbank Baden-
Wuerttemberg Foerderbank,
2.250%, 7/15/16(b)	USD	13,200,000	13,702,432
Landwirtschaftliche Rentenbank,
2.500%, 2/15/16	USD	2,800,000	2,952,712
Landwirtschaftliche Rentenbank,
3.125%, 7/15/15(b)	USD	1,000,000	1,068,814
NRW.Bank, 1.625%, 12/15/13(b)	GBP	4,000,000	6,309,553
NRW.Bank, 2.625%, 12/07/12	GBP	3,000,000	4,731,422
			56,026,277

See notes to financial statements.

SA Global Fixed Income Fund

PORTFOLIO OF INVESTMENTS –– AS OF JUNE 30, 2012 (Continued)

	FACE
	AMOUNT		VALUE†
BONDS AND NOTES (Continued)
Japan — 0.2%
Development Bank of Japan,
4.250%, 6/09/15	USD	1,000,000	$1,096,391

Netherlands — 9.6%
Bank Nederlandse Gemeenten
NV, 2.625%, 12/10/13	GBP	2,200,000	3,522,016
Bank Nederlandse Gemeenten
NV, 2.750%, 7/01/15	USD	9,000,000	9,347,544
Bank Nederlandse Gemeenten
NV, 4.750%, 4/22/13(b)	GBP	1,400,000	2,258,401
Nederlandse Waterschapsbank
NV, 2.000%, 9/09/15	USD	2,400,000	2,435,803
Nederlandse Waterschapsbank
NV, 2.375%, 6/04/15	EUR	8,100,000	10,659,899
Nederlandse Waterschapsbank
NV, 3.000%, 3/17/15	USD	1,000,000	1,041,193
Netherlands Government Bond,
4.000%, 7/15/16	EUR	3,500,000	4,969,226
NIBC Bank NV, 3.500%, 4/07/14	EUR	3,000,000	3,985,495
Rabobank Nederland NV,
4.000%, 9/10/15	GBP	9,000,000	14,967,848
			53,187,425
New Zealand — 1.1%
ASB Finance Ltd.,
3.250%, 12/09/13	GBP	3,700,000	5,868,289

Norway — 2.8%
Kommunalbanken AS,
2.250%, 12/30/13(b)	GBP	1,700,000	2,718,185
Kommunalbanken AS,
2.375%, 1/19/16	USD	7,500,000	7,849,163
Kommunalbanken AS,
2.875%, 10/27/14	USD	4,780,000	5,005,047
			15,572,395
Supranational — 18.2%
African Development Bank,
3.000%, 5/27/14	USD	12,000,000	12,581,124
Asian Development Bank,
2.625%, 2/09/15	USD	2,622,000	2,767,552
Council of Europe Development
Bank, 1.500%, 1/15/15(b)	USD	9,985,000	10,137,311
Council of Europe Development
Bank, 5.000%, 1/29/14	USD	1,500,000	1,601,471
Eurofima, 4.250%, 2/04/14(b)	USD	7,600,000	8,005,642
Eurofima, 6.125%, 10/14/14	GBP	1,000,000	1,734,365
European Bank for Reconstruction
& Development,
0.500%, 1/30/15	EUR	5,634,000	7,009,043
European Bank for Reconstruction
and Development,
5.875%, 8/04/14	GBP	1,000,000	1,728,830
European Financial Stability
Facility, 2.750%, 12/05/16	EUR	4,000,000	5,365,236
European Investment Bank,
2.750%, 3/23/15(b)	USD	2,000,000	2,102,950
European Investment Bank,
2.875%, 1/15/15(b)	USD	1,300,000	1,367,460
European Investment Bank,
3.000%, 12/07/15	GBP	500,000	817,500
European Investment Bank,
4.500%, 1/14/13	GBP	3,400,000	5,433,313
European Investment Bank,
6.250%, 4/15/14	GBP	2,600,000	4,440,186
International Bank for
Reconstruction & Development,
0.500%, 9/11/12	AUD	9,000,000	9,165,061
International Bank for
Reconstruction & Development,
5.375%, 1/15/14(b)	GBP	700,000	1,177,004
International Finance
Facility for Immunisation,
3.375%, 5/15/14	GBP	8,800,000	14,406,736
Nordic Investment Bank,
2.500%, 7/15/15(b)	USD	1,000,000	1,056,612
Nordic Investment Bank,
2.625%, 10/06/14(b)	USD	2,000,000	2,096,014
Nordic Investment Bank,
3.000%, 4/08/14	EUR	5,000,000	6,624,781
Nordic Investment Bank,
5.750%, 12/16/14	GBP	1,040,000	1,827,725
			101,445,916
Sweden — 3.8%
Nordea Bank AB,
3.875%, 12/15/15	GBP	4,100,000	6,844,018
Svensk Exportkredit AB,
2.125%, 7/13/16(b)	USD	3,000,000	3,091,209
Svensk Exportkredit AB,
3.250%, 9/16/14	USD	10,400,000	10,925,117
			20,860,344
United Kingdom — 2.9%
United Kingdom Gilt,
1.750%, 1/22/17	GBP	10,000,000	16,362,348

United States — 13.3%
Bank of New York Mellon Corp.
(The), 2.300%, 7/28/16	USD	2,285,000	2,359,907
Bank of New York Mellon Corp.
(The), 2.500%, 1/15/16(b)	USD	1,500,000	1,555,231
Bank of New York Mellon Corp.
(The), 4.300%, 5/15/14(b)	USD	3,000,000	3,199,848
Bank of New York Mellon Corp.
(The), 5.125%, 8/27/13	USD	4,075,000	4,287,320
Berkshire Hathaway, Inc.,
2.200%, 8/15/16(b)	USD	15,000,000	15,620,745
Federal National
Mortgage Association,
1.250%, 1/30/17(b)	USD	1,500,000	1,525,338
General Electric Capital Corp.,
1.875%, 9/16/13	USD	4,000,000	4,042,916
General Electric Capital Corp.,
2.250%, 11/09/15	USD	10,520,000	10,742,067
Google, Inc., 2.125%, 5/19/16	USD	14,454,000	15,100,368

See notes to financial statements.

SA Global Fixed Income Fund

PORTFOLIO OF INVESTMENTS –– AS OF JUNE 30, 2012 (Continued)

	FACE
	AMOUNT		VALUE†
BONDS AND NOTES (Continued)
United States (Continued)
Nestle Holdings, Inc.,
2.125%, 3/12/14	USD	6,000,000	$6,157,368
Wal-Mart Stores, Inc.,
2.250%, 7/08/15(b)	USD	1,000,000	1,045,177
Wal-Mart Stores, Inc.,
2.800%, 4/15/16(b)	USD	6,000,000	6,430,320
Wal-Mart Stores, Inc.,
3.200%, 5/15/14	USD	2,000,000	2,100,246
			74,166,851
TOTAL BONDS AND NOTES
(Identified Cost $538,947,545)			547,777,464

	SHARES		VALUE†
SHORT-TERM INVESTMENTS — 0.6%
United States — 0.6%
SSgA Government Money
Market Fund		1	1
SSgA Money Market Fund		3,549,405	3,549,405
			3,549,406
TOTAL SHORT-TERM
INVESTMENTS
(Identified Cost $3,549,406)			3,549,406

COLLATERAL FOR SECURITIES ON LOAN — 10.6%
Short-Term — 10.6%
State Street Navigator Securities
Lending Prime Portfolio		58,912,638	58,912,638

TOTAL COLLATERAL FOR
SECURITIES ON LOAN
(Identified Cost $58,912,638)			58,912,638

Total Investments — 109.8%
(Identified Cost
$601,409,589)#			610,239,508
Liabilities, Less Cash and
Other Assets — (9.8%)			(54,403,234)
Net Assets — 100.0%			$555,836,274

†	See Note 1.
(a)	144A securities. Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers.
(b)	A portion or all of the security was held on loan. As of June 30, 2012, the market value of the securities on loan was $57,373,598.
#	At June 30, 2012 the aggregate cost of investment securities for U.S. federal income tax purposes was $601,409,589. Net unrealized appreciation aggregated $8,829,919 of which $13,804,492 related to appreciated investment securities and $4,974,573 related to depreciated investment securities.

Key to abbreviations:
AUD — Australian Dollar
CAD — Canadian Dollar
DKK — Danish Krone
EUR — Euro Currency
GBP — British Pound
USD — U.S. Dollar

Ten Largest Industry Holdings as of June 30, 2012
(As a percentage of net assets):

Industry	Percentage
Supranational Organizations	17.3%
Financial	16.9%
Banks	15.4%
Foreign Government/Agency-Germany	8.7%
Foreign Government/Agency-Canada	7.9%
Foreign Government/Agency-Netherlands	6.9%
Foreign Government/Agency-France	6.8%
Industrial	5.5%
Foreign Government/Agency-Austria	4.1%
Foreign Government/Agency-United Kingdom	2.9%

Country Weightings
(% of portfolio market value)

See notes to financial statements.

SA U.S. Core Market Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2012

	SHARES	VALUE†
COMMON STOCKS — 95.8%
Aerospace & Defense — 2.3%
Alliant Techsystems, Inc.	975	$49,306
BE Aerospace, Inc.*	2,400	104,784
Boeing Co.	19,278	1,432,355
Cubic Corp.(a)	500	24,040
Curtiss-Wright Corp.(a)	1,576	48,935
Esterline Technologies Corp.*	900	56,115
Exelis, Inc.	5,089	50,178
General Dynamics Corp.	8,701	573,918
Goodrich Corp.	3,500	444,150
HEICO Corp.(a)	468	18,495
HEICO Corp., Class A	781	25,195
Hexcel Corp.(a)*	3,100	79,949
Honeywell International, Inc.	20,820	1,162,589
Huntington Ingalls Industries, Inc.*	1,357	54,606
L-3 Communications Holdings, Inc.	2,971	219,884
Lockheed Martin Corp.	7,860	684,449
Moog, Inc., Class A*	1,100	45,485
Northrop Grumman Corp.	6,753	430,774
Orbital Sciences Corp.*	300	3,876
Precision Castparts Corp.	4,141	681,153
Raytheon Co.	9,321	527,475
Rockwell Collins, Inc.	4,100	202,335
Spirit Aerosystems Holdings, Inc.*	2,700	64,341
Teledyne Technologies, Inc.*	900	55,485
Textron, Inc.	7,600	189,012
TransDigm Group, Inc.*	1,300	174,590
Triumph Group, Inc.	1,120	63,022
United Technologies Corp.	24,464	1,847,766
		9,314,262
Air Freight & Logistics — 0.7%
Atlas Air Worldwide Holdings, Inc.*	558	24,279
CH Robinson Worldwide, Inc.	4,700	275,091
Expeditors International of
Washington, Inc.	6,039	234,011
FedEx Corp.	8,396	769,158
HUB Group, Inc., Class A*	900	32,580
United Parcel Service, Inc., Class B	20,237	1,593,866
UTi Worldwide, Inc.	2,400	35,064
		2,964,049
Airlines — 0.2%
Alaska Air Group, Inc.*	1,830	65,697
Allegiant Travel Co.(a)*	300	20,904
Delta Air Lines, Inc.*	24,500	268,275
JetBlue Airways Corp.(a)*	7,550	40,015
Southwest Airlines Co.	5,800	53,476
United Continental Holdings, Inc.(a)*	8,654	210,552
US Airways Group, Inc.*	4,400	58,652
		717,571
Auto Components — 0.4%
Autoliv, Inc.	2,300	125,718
BorgWarner, Inc.(a)*	3,154	206,871
Cooper Tire & Rubber Co.	100	1,754
Dana Holding Corp.(a)	4,000	51,240
Gentex Corp.(a)	3,900	81,393
Goodyear Tire & Rubber Co. (The)*	6,400	75,584
Johnson Controls, Inc.	19,447	538,877
Lear Corp.	3,000	113,190
Tenneco, Inc.(a)*	1,600	42,912
TRW Automotive Holdings Corp.*	3,074	113,000
Visteon Corp.*	1,000	37,500
WABCO Holdings, Inc.*	1,899	100,514
		1,488,553
Automobiles — 0.4%
Ford Motor Co.	99,140	950,752
General Motors Co.*	22,000	433,840
Harley-Davidson, Inc.	6,716	307,123
Tesla Motors, Inc.(a)*	1,485	46,466
Thor Industries, Inc.(a)	1,600	43,856
		1,782,037
Beverages — 2.3%
Beam, Inc.	4,200	262,458
Boston Beer Co., Inc., Class A(a)*	300	36,300
Brown-Forman Corp., Class B	2,200	213,070
Coca-Cola Co.	56,870	4,446,665
Coca-Cola Enterprises, Inc.	8,750	245,350
Constellation Brands, Inc., Class A*	4,600	124,476
Dr Pepper Snapple Group, Inc.	6,100	266,875
Molson Coors Brewing Co., Class B	4,296	178,757
Monster Beverage Corp.*	4,256	303,027
PepsiCo, Inc.	43,884	3,100,844
		9,177,822
Biotechnology — 1.6%
Alexion Pharmaceuticals, Inc.*	5,500	546,150
Alkermes PLC(a)*	3,279	55,645
Amgen, Inc.	22,422	1,637,703
Amylin Pharmaceuticals, Inc.*	3,700	104,451
Ariad Pharmaceuticals, Inc.(a)*	4,406	75,827
Biogen Idec, Inc.*	6,556	946,555
BioMarin Pharmaceutical, Inc.(a)*	3,200	126,656
Celgene Corp.*	12,425	797,188
Cepheid, Inc.(a)*	1,603	71,734
Cubist Pharmaceuticals, Inc.(a)*	1,600	60,656
Gilead Sciences, Inc.*	21,342	1,094,418
Incyte Corp. Ltd.(a)*	2,960	67,192
Medivation, Inc.*	1,048	95,787
Myriad Genetics, Inc.*	2,380	56,573
Onyx Pharmaceuticals, Inc.(a)*	1,900	126,255
Regeneron Pharmaceuticals, Inc.*	2,300	262,706
Seattle Genetics, Inc.(a)*	2,487	63,145
Theravance, Inc.(a)*	237	5,266
United Therapeutics Corp.(a)*	1,600	79,008
Vertex Pharmaceuticals, Inc.*	6,050	338,316
		6,611,231
Building Products — 0.1%
A.O. Smith Corp.(a)	1,050	51,334
Armstrong World Industries, Inc.(a)	770	37,853
Fortune Brands Home & Security, Inc.*	4,200	93,534
Lennox International, Inc.(a)	1,492	69,572

See notes to financial statements.

SA U.S. Core Market Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2012 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Building Products (Continued)
Masco Corp.	9,000	$124,830
Owens Corning*	2,988	85,278
Simpson Manufacturing Co., Inc.	1,400	41,314
USG Corp.(a)*	1,500	28,575
		532,290
Capital Markets — 1.8%
Affiliated Managers Group, Inc.*	1,500	164,175
American Capital Ltd.*	8,700	87,609
Ameriprise Financial, Inc.	6,547	342,146
Apollo Global Management LLC,
Class A(a)	1,800	22,320
Bank of New York Mellon Corp. (The)	34,183	750,317
BGC Partners, Inc., Class A	2,300	13,501
BlackRock, Inc.	3,483	591,483
Charles Schwab Corp.	29,935	387,059
Cohen & Steers, Inc.(a)	764	26,366
E*Trade Financial Corp.*	5,800	46,632
Eaton Vance Corp.(a)	3,600	97,020
Federated Investors, Inc., Class B(a)	2,300	50,255
Franklin Resources, Inc.	4,400	488,356
Goldman Sachs Group, Inc. (The)	13,292	1,274,171
Invesco Ltd.	12,100	273,460
Janus Capital Group, Inc.(a)	4,300	33,626
Jefferies Group, Inc.(a)	3,600	46,764
Knight Capital Group, Inc., Class A(a)*	3,100	37,014
Lazard Ltd., Class A	1,161	30,174
Legg Mason, Inc.	4,200	110,754
LPL Financial Holdings, Inc.	1,500	50,655
Morgan Stanley	41,465	604,974
Northern Trust Corp.	6,380	293,608
Raymond James Financial, Inc.	3,300	112,992
SEI Investments Co.	3,800	75,582
State Street Corp.	14,140	631,210
Stifel Financial Corp.*	1,200	37,080
T Rowe Price Group, Inc.	7,161	450,857
TD Ameritrade Holding Corp.(a)	6,478	110,126
Waddell & Reed Financial, Inc.,
Class A(a)	2,117	64,103
		7,304,389
Chemicals — 2.5%
A. Schulman, Inc.(a)	200	3,970
Air Products & Chemicals, Inc.	5,972	482,120
Airgas, Inc.	2,000	168,020
Albemarle Corp.	2,581	153,931
Ashland, Inc.	2,082	144,303
Cabot Corp.	1,800	73,260
Celanese Corp., Series A	4,400	152,328
CF Industries Holdings, Inc.	1,924	372,756
Chemtura Corp.*	650	9,425
Cytec Industries, Inc.	1,600	93,824
Dow Chemical Co. (The)(a)	33,613	1,058,810
Eastman Chemical Co.	3,800	191,406
Ecolab, Inc.	8,199	561,877
EI Du Pont de Nemours & Co.	25,434	1,286,197
FMC Corp.	4,200	224,616
Georgia Gulf Corp.(a)	100	2,567
H.B. Fuller Co.	1,500	46,050
Huntsman Corp.	5,900	76,346
International Flavors & Fragrances, Inc.	2,400	131,520
Intrepid Potash, Inc.(a)*	1,600	36,416
Kronos Worldwide, Inc.(a)	621	9,806
LyondellBasell Industries NV, Class A	7,720	310,884
Minerals Technologies, Inc.(a)	600	38,268
Monsanto Co.	15,104	1,250,309
Mosaic Co. (The)	7,700	421,652
NewMarket Corp.(a)	400	86,640
Olin Corp.(a)	2,100	43,869
PolyOne Corp.	1,400	19,152
PPG Industries, Inc.	4,300	456,316
Praxair, Inc.	8,109	881,692
Rockwood Holdings, Inc.	2,100	93,135
RPM International, Inc.	3,500	95,200
Scotts Miracle-Gro Co. (The), Class A	1,300	53,456
Sensient Technologies Corp.(a)	1,400	51,422
Sherwin Williams Co. (The)	2,500	330,875
Sigma-Aldrich Corp.	3,500	258,755
Solutia, Inc.	2,800	78,540
Valspar Corp.	2,600	136,474
W.R. Grace & Co.*	2,044	103,120
Westlake Chemical Corp.(a)	1,436	75,045
		10,064,352
Commercial Banks — 2.9%
Associated Banc-Corp.(a)	4,819	63,563
Bancorpsouth, Inc.	1,900	27,588
Bank of Hawaii Corp.(a)	1,200	55,140
BB&T Corp.	20,011	617,339
BOK Financial Corp.(a)	696	40,507
CapitalSource, Inc.	8,300	55,776
Cathay General Bancorp(a)	1,300	21,463
Chemical Financial Corp.(a)	158	3,397
CIT Group, Inc.*	4,915	175,171
City National Corp.	1,300	63,154
Comerica, Inc.	5,200	159,692
Commerce Bancshares, Inc.	2,399	90,922
Cullen/Frost Bankers, Inc.(a)	1,600	91,984
CVB Financial Corp.(a)	1,600	18,640
East West Bancorp, Inc.	3,900	91,494
Fifth Third Bancorp	26,307	352,514
First Horizon National Corp.(a)	7,245	62,669
First Niagara Financial Group, Inc.	9,560	73,134
First Republic Bank*	1,500	50,400
FirstMerit Corp.	3,043	50,270
FNB Corp.(a)	3,051	33,164
Fulton Financial Corp.(a)	6,667	66,603
Glacier Bancorp, Inc.(a)	275	4,260
Hancock Holding Co.	2,100	63,924
Huntington Bancshares, Inc.	22,492	143,949
Iberiabank Corp.(a)	700	35,315
International Bancshares Corp.(a)	1,350	26,352
Investors Bancorp, Inc.*	2,100	31,689
KeyCorp	24,200	187,308
M&T Bank Corp.	3,168	261,582
MB Financial, Inc.	1,200	25,848

See notes to financial statements.

SA U.S. Core Market Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2012 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Commercial Banks (Continued)
National Penn Bancshares, Inc.(a)	2,100	$20,097
Old National Bancorp(a)	1,900	22,819
Pacific Capital Bancorp*	400	18,292
PNC Financial Services Group, Inc.	14,967	914,633
Popular, Inc.*	1,056	17,540
PrivateBancorp, Inc.(a)	602	8,886
Prosperity Bancshares, Inc.(a)	1,500	63,045
Regions Financial Corp.	31,928	215,514
Signature Bank*	1,400	85,358
SunTrust Banks, Inc.	15,536	376,437
Susquehanna Bancshares, Inc.(a)	3,200	32,960
SVB Financial Group*	1,200	70,464
Synovus Financial Corp.(a)	6,514	12,898
TCF Financial Corp.(a)	4,000	45,920
Texas Capital Bancshares, Inc.(a)*	727	29,364
Trustmark Corp.(a)	1,900	46,512
UMB Financial Corp.(a)	1,100	56,353
Umpqua Holdings Corp.(a)	3,100	40,796
United Bankshares, Inc.(a)	1,500	38,820
US Bancorp	54,825	1,763,172
Valley National Bancorp(a)	4,438	47,046
Webster Financial Corp.(a)	1,710	37,039
Wells Fargo & Co.	143,333	4,793,056
WesBanco, Inc.(a)	100	2,126
Westamerica Bancorporation(a)	1,000	47,190
Wintrust Financial Corp.(a)	800	28,400
Zions Bancorporation(a)	4,860	94,381
		11,973,929
Commercial Services & Supplies — 0.5%
ABM Industries, Inc.(a)	1,800	35,208
ACCO Brands Corp.*	1,761	18,209
Avery Dennison Corp.	2,900	79,286
Cintas Corp.	4,080	157,529
Clean Harbors, Inc.*	1,200	67,704
Copart, Inc.*	2,900	68,701
Corrections Corp. of America	3,000	88,350
Covanta Holding Corp.	4,090	70,143
Deluxe Corp.(a)	1,100	27,434
EnergySolutions, Inc.(a)*	500	845
Geo Group, Inc. (The)*	1,700	38,624
Healthcare Services Group, Inc.(a)	1,795	34,787
Iron Mountain, Inc.	3,761	123,963
KAR Auction Services, Inc.*	617	10,606
Mine Safety Appliances Co.	1,100	44,264
NL Industries, Inc.(a)	320	3,990
Pitney Bowes, Inc.(a)	5,600	83,832
Portfolio Recovery Associates, Inc.(a)*	500	45,630
R.R. Donnelley & Sons Co.(a)	5,200	61,204
Republic Services, Inc.	8,585	227,159
Rollins, Inc.	2,005	44,852
Steelcase, Inc., Class A(a)	2,200	19,866
Stericycle, Inc.(a)*	2,294	210,291
Tetra Tech, Inc.(a)*	1,800	46,944
UniFirst Corp.	477	30,409
Waste Connections, Inc.(a)	3,237	96,851
Waste Management, Inc.(a)	12,578	420,105
		2,156,786
Communications Equipment — 1.7%
ADTRAN, Inc.(a)	1,700	51,323
Arris Group, Inc.*	3,550	49,380
Aruba Networks, Inc.(a)*	2,700	40,635
Brocade Communications
Systems, Inc.*	11,756	57,957
Cisco Systems, Inc.	150,921	2,591,314
EchoStar Corp., Class A*	1,380	36,460
F5 Networks, Inc.*	2,200	219,032
Finisar Corp.(a)*	1,900	28,424
Harmonic, Inc.(a)*	700	2,982
Harris Corp.	3,200	133,920
InterDigital, Inc.(a)	1,220	36,002
JDS Uniphase Corp.*	5,800	63,800
Juniper Networks, Inc.*	15,256	248,825
Loral Space & Communications, Inc.	365	24,583
Motorola Solutions, Inc.	7,179	345,382
Netgear, Inc.(a)*	1,000	34,510
Plantronics, Inc.(a)	1,300	43,420
Polycom, Inc.*	4,800	50,496
QUALCOMM, Inc.	48,324	2,690,680
Riverbed Technology, Inc.*	4,100	66,215
Tellabs, Inc.	10,354	34,479
Viasat, Inc.(a)*	1,100	41,547
		6,891,366
Computers & Peripherals — 5.0%
Apple, Inc.*	26,957	15,742,888
Dell, Inc.*	45,217	566,117
Diebold, Inc.	1,500	55,365
Electronics for Imaging, Inc.*	100	1,625
EMC Corp.*	58,549	1,500,611
Hewlett-Packard Co.	56,450	1,135,209
Lexmark International, Inc.,
Class A(a)	1,900	50,502
NCR Corp.*	4,400	100,012
NetApp, Inc.*	10,074	320,555
QLogic Corp.*	3,300	45,177
SanDisk Corp.*	6,600	240,768
Seagate Technology PLC	12,500	309,125
Western Digital Corp.*	6,300	192,024
		20,259,978
Construction & Engineering — 0.2%
Aecom Technology Corp.*	2,900	47,705
EMCOR Group, Inc.	1,400	38,948
Fluor Corp.	4,700	231,898
Jacobs Engineering Group, Inc.*	3,693	139,817
KBR, Inc.	4,676	115,544
MasTec, Inc.(a)*	2,200	33,088
Quanta Services, Inc.*	5,834	140,424
Shaw Group, Inc. (The)*	1,700	46,427
URS Corp.	2,200	76,736
		870,587

See notes to financial statements.

SA U.S. Core Market Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2012 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Construction Materials — 0.1%
Eagle Materials, Inc.	1,100	$41,074
Martin Marietta Materials, Inc.	1,200	94,584
Vulcan Materials Co.	3,291	130,686
		266,344
Consumer Finance — 0.8%
American Express Co.	27,956	1,627,319
Capital One Financial Corp.	14,226	777,593
Cash America International, Inc.(a)	700	30,828
Credit Acceptance Corp.*	400	33,772
Discover Financial Services	14,736	509,571
Ezcorp, Inc., Class A(a)*	1,600	37,536
Nelnet, Inc., Class A	600	13,800
SLM Corp.	14,653	230,198
		3,260,617
Containers & Packaging — 0.3%
Aptargroup, Inc.	2,100	107,205
Ball Corp.	4,385	180,004
Bemis Co., Inc.	3,200	100,288
Crown Holdings, Inc.*	4,100	141,409
Graphic Packaging Holding Co.*	5,578	30,679
Greif, Inc., Class A	600	24,600
Owens-Illinois, Inc.*	5,000	95,850
Packaging Corp. of America	2,800	79,072
Rock-Tenn Co., Class A	1,989	108,500
Sealed Air Corp.	3,900	60,216
Silgan Holdings, Inc.	1,277	54,515
Sonoco Products Co.	2,400	72,360
		1,054,698
Distributors — 0.1%
Genuine Parts Co.	4,405	265,401
LKQ Corp.*	3,900	130,260
Pool Corp.	1,200	48,552
		444,213
Diversified Consumer Services — 0.2%
Apollo Group, Inc., Class A*	3,350	121,236
Coinstar, Inc.(a)*	1,000	68,660
DeVry, Inc.(a)	1,900	58,843
H&R Block, Inc.(a)	8,200	131,036
Hillenbrand, Inc.(a)	1,500	27,570
ITT Educational Services, Inc.(a)*	500	30,375
Matthews International Corp.,
Class A(a)	177	5,751
Service Corp. International	7,165	88,631
Sotheby’s, Class A(a)	1,900	63,384
Strayer Education, Inc.	400	43,608
Weight Watchers International, Inc.	637	32,844
		671,938
Diversified Financial Services — 2.5%
Bank of America Corp.	302,087	2,471,072
CBOE Holdings, Inc.(a)	2,300	63,664
Citigroup, Inc.	83,604	2,291,586
CME Group, Inc.	1,862	499,221
IntercontinentalExchange, Inc.*	2,100	285,558
JPMorgan Chase & Co.	106,894	3,819,322
Leucadia National Corp.	6,400	136,128
MarketAxess Holdings, Inc.	800	21,312
Moody’s Corp.	5,500	201,025
MSCI, Inc., Class A*	3,162	107,571
NASDAQ OMX Group, Inc. (The)	3,400	77,078
NYSE Euronext	6,700	171,386
		10,144,923
Diversified Telecommunication Services — 2.6%
AboveNet, Inc.*	700	58,800
AT&T, Inc.	166,987	5,954,757
CenturyLink, Inc.	17,713	699,486
Frontier Communications Corp.(a)	27,599	105,704
Level 3 Communications, Inc.(a)*	3,888	86,119
tw telecom, Inc.(a)*	4,150	106,489
Verizon Communications, Inc.	79,614	3,538,046
Windstream Corp.(a)	14,992	144,823
		10,694,224
Electric Utilities — 2.1%
Allete, Inc.(a)	1,000	41,800
American Electric Power Co., Inc.	13,500	538,650
Cleco Corp.(a)	1,800	75,294
Duke Energy Corp.	37,156	856,817
Edison International	8,808	406,930
El Paso Electric Co.	1,200	39,792
Entergy Corp.	4,900	332,661
Exelon Corp.	23,383	879,669
FirstEnergy Corp.	11,801	580,491
Great Plains Energy, Inc.	3,484	74,593
Hawaiian Electric Industries, Inc.(a)	2,800	79,856
IDACORP, Inc.	1,400	58,912
ITC Holdings Corp.	1,518	104,605
MGE Energy, Inc.	500	23,650
NextEra Energy, Inc.	11,012	757,736
Northeast Utilities	8,573	332,718
NV Energy, Inc.	7,100	124,818
OGE Energy Corp.	2,900	150,191
Pepco Holdings, Inc.(a)	6,200	121,334
Pinnacle West Capital Corp.	3,200	165,568
PNM Resources, Inc.(a)	2,100	41,034
Portland General Electric Co.(a)	2,100	55,986
PPL Corp.	15,800	439,398
Progress Energy, Inc.	8,200	493,394
Southern Co.	24,358	1,127,775
UIL Holdings Corp.	1,433	51,387
UNS Energy Corp.(a)	1,100	42,251
Westar Energy, Inc.	3,000	89,850
Xcel Energy, Inc.	13,900	394,899
		8,482,059
Electrical Equipment — 0.7%
Acuity Brands, Inc.(a)	1,000	50,910
AMETEK, Inc.	4,575	228,338
Babcock & Wilcox Co.*	2,750	67,375
Belden, Inc.(a)	1,500	50,025
Brady Corp., Class A(a)	1,600	44,016

See notes to financial statements.

SA U.S. Core Market Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2012 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Electrical Equipment (Continued)
Cooper Industries PLC	4,600	$313,628
Emerson Electric Co.	20,901	973,568
EnerSys(a)*	1,800	63,126
Franklin Electric Co., Inc.(a)	600	30,678
Generac Holdings, Inc.(a)*	1,000	24,060
General Cable Corp.(a)*	1,400	36,316
GrafTech International Ltd.(a)*	3,700	35,705
Hubbell, Inc., Class B	1,505	117,300
II-VI, Inc.(a)*	1,100	18,337
Polypore International, Inc.(a)*	1,200	48,468
Regal-Beloit Corp.	1,100	68,486
Rockwell Automation, Inc.	4,144	273,753
Roper Industries, Inc.	2,800	276,024
		2,720,113
Electronic Equipment, Instruments & Components — 0.6%
Amphenol Corp., Class A	4,703	258,289
Anixter International, Inc.(a)	800	42,440
Arrow Electronics, Inc.*	3,100	101,711
Avnet, Inc.*	4,122	127,205
AVX Corp.	1,314	14,047
Cognex Corp.	1,000	31,650
Corning, Inc.	42,544	550,094
Daktronics, Inc.(a)	100	691
Dolby Laboratories, Inc., Class A*	1,500	61,950
FEI Co.(a)*	800	38,272
FLIR Systems, Inc.	4,400	85,800
Ingram Micro, Inc., Class A*	4,200	73,374
IPG Photonics Corp.(a)*	700	30,513
Itron, Inc.(a)*	1,000	41,240
Jabil Circuit, Inc.	5,800	117,914
Littelfuse, Inc.(a)	500	28,445
Molex, Inc.	2,000	40,460
Molex, Inc., Class A(a)	1,500	35,910
National Instruments Corp.	2,775	74,536
OSI Systems, Inc.*	500	31,670
Rofin-Sinar Technologies, Inc.(a)*	40	757
SYNNEX Corp.(a)*	312	10,761
TE Connectivity Ltd.	11,761	375,293
Tech Data Corp.*	1,300	62,621
Trimble Navigation Ltd.*	3,514	161,679
Vishay Intertechnology, Inc.(a)*	4,830	45,547
		2,442,869
Energy Equipment & Services — 1.8%
Atwood Oceanics, Inc.(a)*	1,800	68,112
Baker Hughes, Inc.	11,956	491,392
Bristow Group, Inc.(a)	900	36,603
Cameron International Corp.*	7,099	303,198
CARBO Ceramics, Inc.(a)	600	46,038
Core Laboratories NV(a)	1,279	148,236
Diamond Offshore Drilling, Inc.	2,000	118,260
Dresser-Rand Group, Inc.*	2,300	102,442
Dril-Quip, Inc.(a)*	900	59,031
FMC Technologies, Inc.*	6,933	271,982
Halliburton Co.	26,240	744,954
Helix Energy Solutions Group, Inc.*	2,601	42,682
Helmerich & Payne, Inc.	3,200	139,136
Hornbeck Offshore Services, Inc.*	1,033	40,060
Key Energy Services, Inc.*	3,534	26,858
Lufkin Industries, Inc.	911	49,486
McDermott International, Inc.*	6,400	71,296
Nabors Industries Ltd.*	8,100	116,640
National Oilwell Varco, Inc.	11,807	760,843
Oceaneering International, Inc.	3,200	153,152
Oil States International, Inc.*	1,400	92,680
Patterson-UTI Energy, Inc.	4,300	62,608
Rowan Companies PLC, Class A*	3,600	116,388
RPC, Inc.(a)	1,630	19,381
Schlumberger Ltd.	37,672	2,445,289
SEACOR Holdings, Inc.*	500	44,690
Superior Energy Services, Inc.*	3,984	80,596
Tidewater, Inc.	1,400	64,904
Transocean Ltd.	9,200	411,516
Unit Corp.*	1,300	47,957
Weatherford International Ltd.*	21,400	270,282
		7,446,692
Food & Staples Retailing — 2.2%
Casey’s General Stores, Inc.(a)	1,211	71,437
Costco Wholesale Corp.	12,120	1,151,400
CVS Caremark Corp.	36,229	1,692,981
Fresh Market, Inc. (The)*	800	42,904
Harris Teeter Supermarkets, Inc.(a)	1,400	57,386
Kroger Co.	15,183	352,094
PriceSmart, Inc.(a)	400	27,004
Safeway, Inc.(a)	7,235	131,315
Sysco Corp.	16,626	495,621
United Natural Foods, Inc.*	1,100	60,346
Wal-Mart Stores, Inc.	52,525	3,662,043
Walgreen Co.	24,252	717,374
Weis Markets, Inc.(a)	600	26,712
Whole Foods Market, Inc.	4,300	409,876
		8,898,493
Food Products — 1.8%
Archer-Daniels-Midland Co.	18,677	551,345
B&G Foods, Inc.	1,370	36,442
Bunge Ltd.	3,900	244,686
Campbell Soup Co.(a)	5,400	180,252
ConAgra Foods, Inc.	12,027	311,860
Darling International, Inc.*	3,167	52,224
DE Master Blenders 1753 NV*	15,982	180,207
Dean Foods Co.*	5,184	88,283
Flowers Foods, Inc.(a)	3,105	72,129
Fresh Del Monte Produce, Inc.(a)	1,100	25,817
General Mills, Inc.	17,920	690,637
Green Mountain Coffee Roasters, Inc.(a)*	3,700	80,586
Hain Celestial Group, Inc.(a)*	1,400	77,056
Hershey Co. (The)	4,600	331,338
Hillshire Brands Co.	3,196	92,652
HJ Heinz Co.(a)	8,983	488,495
Hormel Foods Corp.(a)	4,295	130,654
Ingredion, Inc.	2,100	103,992
J.M. Smucker Co. (The)	3,329	251,406
Kellogg Co.	7,100	350,243

See notes to financial statements.

SA U.S. Core Market Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2012 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Food Products (Continued)
Kraft Foods, Inc., Class A	47,971	$1,852,640
Lancaster Colony Corp.	400	28,484
McCormick & Co., Inc.(a)	3,500	212,275
Mead Johnson Nutrition Co.	5,800	466,958
Pilgrim’s Pride Corp.(a)*	400	2,860
Ralcorp Holdings, Inc.*	1,500	100,110
Sanderson Farms, Inc.	400	18,328
Smithfield Foods, Inc.*	4,200	90,846
Snyders-Lance, Inc.(a)	954	24,069
Tootsie Roll Industries, Inc.(a)	692	16,511
TreeHouse Foods, Inc.(a)*	1,116	69,516
Tyson Foods, Inc., Class A	8,302	156,327
		7,379,228
Gas Utilities — 0.3%
AGL Resources, Inc.	3,357	130,084
Atmos Energy Corp.	2,600	91,182
National Fuel Gas Co.(a)	2,000	93,960
New Jersey Resources Corp.(a)	1,150	50,152
Northwest Natural Gas Co.(a)	715	34,034
ONEOK, Inc.	5,800	245,398
Piedmont Natural Gas Co., Inc.(a)	2,300	74,037
Questar Corp.	5,200	108,472
South Jersey Industries, Inc.(a)	800	40,776
Southwest Gas Corp.(a)	1,000	43,650
UGI Corp.	3,010	88,584
WGL Holdings, Inc.(a)	1,400	55,650
		1,055,979
Health Care Equipment & Supplies — 1.8%
Alere, Inc.(a)*	2,200	42,768
Align Technology, Inc.(a)*	1,900	63,574
Baxter International, Inc.	14,944	794,274
Becton Dickinson and Co.	5,660	423,085
Boston Scientific Corp.*	40,495	229,607
CareFusion Corp.*	5,900	151,512
Cooper Cos., Inc. (The)	1,446	115,333
Covidien PLC	13,570	725,995
CR Bard, Inc.	2,392	256,996
Cyberonics, Inc.(a)*	600	26,964
DENTSPLY International, Inc.(a)	3,734	141,183
Edwards Lifesciences Corp.*	3,200	330,560
Gen-Probe, Inc.*	1,400	115,080
Haemonetics Corp.*	800	59,288
Hill-Rom Holdings, Inc.	1,606	49,545
Hologic, Inc.*	6,896	124,404
Idexx Laboratories, Inc.(a)*	1,600	153,808
Integra LifeSciences Holdings Corp.(a)*	91	3,383
Intuitive Surgical, Inc.*	1,100	609,169
Masimo Corp.(a)*	1,401	31,354
Medtronic, Inc.	29,300	1,134,789
ResMed, Inc.(a)*	4,200	131,040
Sirona Dental Systems, Inc.*	1,600	72,016
St. Jude Medical, Inc.	8,873	354,121
STERIS Corp.	1,600	50,192
Stryker Corp.	8,200	451,820
Symmetry Medical, Inc.*	200	1,716
Teleflex, Inc.	1,064	64,808
Thoratec Corp.*	1,658	55,676
Varian Medical Systems, Inc.(a)*	3,300	200,541
West Pharmaceutical Services, Inc.(a)	800	40,392
Zimmer Holdings, Inc.	5,180	333,385
		7,338,378
Health Care Providers & Services — 2.2%
Aetna, Inc.	10,100	391,577
Air Methods Corp.(a)*	400	39,300
AMERIGROUP Corp.(a)*	1,400	92,274
AmerisourceBergen Corp.	7,236	284,737
Brookdale Senior Living, Inc.(a)*	2,500	44,350
Cardinal Health, Inc.	9,511	399,462
Catalyst Health Solutions, Inc.*	1,300	121,472
Centene Corp.(a)*	1,200	36,192
Chemed Corp.(a)	700	42,308
CIGNA Corp.	7,600	334,400
Community Health Systems, Inc.*	2,200	61,666
Coventry Health Care, Inc.	3,950	125,570
DaVita, Inc.*	2,700	265,167
Express Scripts Holding Co.*	22,181	1,238,365
HCA Holdings, Inc.	5,040	153,367
Health Management Associates, Inc.,
Class A*	6,472	50,805
Health Net, Inc.*	2,200	53,394
Healthsouth Corp.*	2,658	61,825
Henry Schein, Inc.(a)*	2,700	211,923
HMS Holdings Corp.(a)*	2,100	69,951
Humana, Inc.	4,724	365,827
Laboratory Corp. of America Holdings*	2,700	250,047
LifePoint Hospitals, Inc.(a)*	1,533	62,822
Lincare Holdings, Inc.	2,350	79,947
Magellan Health Services, Inc.*	900	40,797
McKesson Corp.	6,500	609,375
Mednax, Inc.(a)*	1,400	95,956
Molina Healthcare, Inc.*	700	16,422
MWI Veterinary Supply, Inc.(a)*	339	34,839
Omnicare, Inc.(a)	3,300	103,059
Owens & Minor, Inc.(a)	1,650	50,540
Patterson Cos, Inc.	2,515	86,692
Quest Diagnostics, Inc.	4,415	264,458
Select Medical Holdings Corp.*	1,900	19,209
Team Health Holdings, Inc.*	500	12,045
Tenet Healthcare Corp.*	12,500	65,500
UnitedHealth Group, Inc.	28,846	1,687,491
Universal Health Services, Inc.	2,600	112,216
VCA Antech, Inc.(a)*	2,600	57,148
WellCare Health Plans, Inc.*	1,093	57,929
WellPoint, Inc.	9,392	599,116
		8,749,540
Health Care Technology — 0.1%
Allscripts-Misys Healthcare
Solutions, Inc.*	4,343	47,469
athenahealth, Inc.(a)*	911	72,124
Cerner Corp.*	4,200	347,172
Quality Systems, Inc.(a)	1,100	30,261
		497,026

See notes to financial statements.

SA U.S. Core Market Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2012 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Hotels, Restaurants & Leisure — 2.0%
Bally Technologies, Inc.(a)*	1,100	$51,326
BJ’s Restaurants, Inc.(a)*	600	22,800
Bob Evans Farms, Inc.(a)	500	20,100
Brinker International, Inc.(a)	1,850	58,959
Buffalo Wild Wings, Inc.(a)*	400	34,656
Carnival Corp.	12,900	442,083
Cheesecake Factory, Inc. (The)(a)*	1,750	55,930
Chipotle Mexican Grill, Inc.*	800	303,960
Choice Hotels International, Inc.(a)	700	27,951
Cracker Barrel Old Country Store, Inc.	500	31,400
Darden Restaurants, Inc.(a)	3,700	187,331
Domino’s Pizza, Inc.	1,290	39,874
Gaylord Entertainment Co.(a)*	1,200	46,272
Hyatt Hotels Corp., Class A*	1,000	37,160
International Game Technology(a)	8,500	133,875
International Speedway Corp.,
Class A	500	13,090
Las Vegas Sands Corp.	11,500	500,135
Life Time Fitness, Inc.(a)*	1,300	60,463
Marriott International, Inc., Class A(a)	7,510	294,392
Marriott Vacations Worldwide
Corp.(a)*	751	23,266
McDonald’s Corp.	27,484	2,433,159
MGM Resorts International*	9,600	107,136
Orient-Express Hotels Ltd.(a)*	1,253	10,488
Panera Bread Co., Class A*	900	125,496
Papa John’s International, Inc.*	500	23,785
Penn National Gaming, Inc.(a)*	204	9,096
Royal Caribbean Cruises Ltd.	4,000	104,120
Scientific Games Corp., Class A*	960	8,208
Six Flags Entertainment Corp.	1,126	61,007
Starbucks Corp.	20,900	1,114,388
Starwood Hotels & Resorts
Worldwide, Inc.	5,700	302,328
Texas Roadhouse, Inc., Class A	1,354	24,954
Vail Resorts, Inc.(a)	1,000	50,080
Wendy’s Co. (The)(a)	9,400	44,368
WMS Industries, Inc.(a)*	1,350	26,933
Wyndham Worldwide Corp.	4,660	245,768
Wynn Resorts Ltd.	1,864	193,334
Yum! Brands, Inc.	12,800	824,576
		8,094,247
Household Durables — 0.4%
DR Horton, Inc.(a)	8,800	161,744
Garmin Ltd.(a)	3,286	125,821
Harman International Industries, Inc.	1,900	75,240
Jarden Corp.	2,655	111,563
Kid Brands, Inc.(a)*	100	200
Leggett & Platt, Inc.(a)	4,300	90,859
Lennar Corp., Class A(a)	4,200	129,822
M.D.C. Holdings, Inc.	429	14,015
Mohawk Industries, Inc.*	1,843	128,697
Newell Rubbermaid, Inc.	8,200	148,748
NVR, Inc.*	100	85,000
PulteGroup, Inc.(a)*	9,847	105,363
Standard Pacific Corp.(a)*	2,600	16,094
Tempur-Pedic International, Inc.*	1,800	42,102
Toll Brothers, Inc.(a)*	4,500	133,785
Tupperware Brands Corp.	1,700	93,092
Whirlpool Corp.	2,067	126,418
		1,588,563
Household Products — 1.9%
Central Garden and Pet Co.,
Class A(a)*	200	2,178
Church & Dwight Co., Inc.(a)	4,200	232,974
Clorox Co.	3,766	272,884
Colgate-Palmolive Co.	13,357	1,390,464
Energizer Holdings, Inc.*	1,900	142,975
Kimberly-Clark Corp.	11,036	924,486
Procter & Gamble Co.	76,556	4,689,055
Spectrum Brands Holdings, Inc.(a)*	817	26,609
		7,681,625
Independent Power Producers & Energy Traders — 0.1%
AES Corp. (The)*	18,700	239,921
Calpine Corp.*	9,394	155,095
GenOn Energy, Inc.*	3,639	6,223
NRG Energy, Inc.*	6,800	118,048
		519,287
Industrial Conglomerates — 2.3%
3M Co.	18,478	1,655,629
Carlisle Cos, Inc.	1,635	86,688
Danaher Corp.	16,451	856,768
General Electric Co.	295,028	6,148,384
Raven Industries, Inc.(a)	395	27,488
Tyco International Ltd.	13,057	690,062
		9,465,019
Insurance — 3.7%
ACE Ltd.	9,480	702,752
Aflac, Inc.	13,236	563,721
Alleghany Corp.*	127	43,148
Allied World Assurance Co.,
Holdings Ltd.	1,000	79,470
Allstate Corp.	14,143	496,278
Alterra Capital Holdings Ltd.(a)	2,083	48,638
American Financial Group, Inc.	1,900	74,537
American International Group, Inc.*	15,632	501,631
American National Insurance Co.	189	13,470
Amtrust Financial Services, Inc.(a)	589	17,499
Aon PLC	8,385	392,250
Arch Capital Group Ltd.*	3,938	156,299
Arthur J Gallagher & Co.(a)	3,200	112,224
Aspen Insurance Holdings Ltd.	2,100	60,690
Assurant, Inc.	2,800	97,552
Assured Guaranty Ltd.	4,400	62,040
Axis Capital Holdings Ltd.	3,400	110,670
Berkshire Hathaway, Inc., Class B*	47,585	3,965,258
Brown & Brown, Inc.	3,900	106,353
Chubb Corp.	7,607	553,942
Cincinnati Financial Corp.(a)	4,614	175,655
CNA Financial Corp.	6,891	191,019
CNO Financial Group, Inc.	6,200	48,360

See notes to financial statements.

SA U.S. Core Market Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2012 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Insurance (Continued)
Endurance Specialty Holdings Ltd.	1,200	$45,984
Enstar Group Ltd.(a)*	300	29,682
Erie Indemnity Co., Class A	830	59,436
Everest Re Group Ltd.	1,400	144,886
FBL Financial Group, Inc., Class A(a)	100	2,801
Fidelity National Financial, Inc.,
Class A	6,504	125,267
First American Financial Corp.(a)	3,300	55,968
Flagstone Reinsurance Holdings SA(a)	380	3,044
Genworth Financial, Inc., Class A*	12,500	70,750
Hanover Insurance Group, Inc.	1,100	43,043
Hartford Financial Services Group, Inc.	12,100	213,323
HCC Insurance Holdings, Inc.	3,361	105,535
Kemper Corp.	1,200	36,900
Lincoln National Corp.	8,333	182,243
Loews Corp.	8,959	366,513
Markel Corp.*	211	93,199
Marsh & McLennan Cos, Inc.	15,400	496,342
MBIA, Inc.(a)*	3,900	42,159
Mercury General Corp.	800	33,336
MetLife, Inc.	29,890	922,106
Montpelier Re Holdings Ltd.(a)	2,200	46,838
Old Republic International Corp.	5,500	45,595
OneBeacon Insurance Group Ltd.(a)	300	3,906
PartnerRe Ltd.	1,867	141,276
Platinum Underwriters Holdings Ltd.	1,200	45,720
Primerica, Inc.	800	21,384
Principal Financial Group, Inc.	8,200	215,086
ProAssurance Corp.	900	80,181
Progressive Corp. (The)	16,400	341,612
Protective Life Corp.(a)	2,200	64,702
Prudential Financial, Inc.	13,434	650,609
Reinsurance Group of America, Inc.	2,081	110,730
RenaissanceRe Holdings Ltd.	1,400	106,414
RLI Corp.(a)	500	34,100
StanCorp Financial Group, Inc.(a)	1,400	52,024
Symetra Financial Corp.	1,300	16,406
Torchmark Corp.	3,100	156,705
Travelers Companies, Inc. (The)	10,928	697,643
Unum Group	8,151	155,929
Validus Holdings Ltd.	1,687	54,035
Willis Group Holdings PLC	4,700	171,503
WR Berkley Corp.	3,405	132,523
XL Group PLC	8,756	184,226
		15,175,120
Internet & Catalog Retail — 1.0%
Amazon.com, Inc.*	10,049	2,294,689
Expedia, Inc.	2,664	128,059
HSN, Inc.(a)	900	36,315
Liberty Media Corp. - Interactive,
Class A*	16,139	287,113
NetFlix, Inc.*	1,500	102,705
Priceline.com, Inc.*	1,500	996,780
TripAdvisor, Inc.*	1,964	87,771
		3,933,432
Internet Software & Services — 1.8%
Akamai Technologies, Inc.*	5,154	163,639
AOL, Inc.*	3,127	87,806
CoStar Group, Inc.*	765	62,118
DealerTrack Holdings, Inc.(a)*	900	27,099
eBay, Inc.*	32,708	1,374,063
Equinix, Inc.*	1,271	223,251
Google, Inc., Class A*	7,289	4,228,130
IAC/InterActiveCorp	2,253	102,737
j2 Global, Inc.(a)	1,500	39,630
Liquidity Services, Inc.*	600	30,714
Rackspace Hosting, Inc.*	2,900	127,426
Valueclick, Inc.*	2,000	32,780
VeriSign, Inc.*	4,300	187,351
VistaPrint NV(a)*	1,299	41,958
WebMD Health Corp.(a)*	1,400	28,714
Yahoo!, Inc.*	33,102	524,005
		7,281,421
IT Services — 3.6%
Accenture PLC, Class A	18,243	1,096,222
Acxiom Corp.(a)*	1,500	22,665
Alliance Data Systems Corp.(a)*	1,500	202,500
Amdocs Ltd.*	5,030	149,492
Automatic Data Processing, Inc.	13,951	776,513
Broadridge Financial Solutions, Inc.	3,675	78,167
CACI International, Inc., Class A(a)*	600	33,012
Cardtronics, Inc.*	900	27,189
Cognizant Technology Solutions
Corp., Class A*	8,442	506,520
Computer Sciences Corp.	4,600	114,172
Convergys Corp.(a)	3,200	47,264
CoreLogic, Inc.*	2,308	42,259
DST Systems, Inc.	1,100	59,741
Fidelity National Information
Services, Inc.	6,698	228,268
Fiserv, Inc.*	4,050	292,491
FleetCor Technologies, Inc.*	230	8,059
Gartner, Inc., Class A*	2,400	103,320
Genpact Ltd.*	5,590	92,962
Global Payments, Inc.	2,380	102,887
Heartland Payment Systems, Inc.	1,000	30,080
International Business Machines Corp.	30,594	5,983,575
Jack Henry & Associates, Inc.	2,400	82,848
Lender Processing Services, Inc.	2,639	66,714
Mastercard, Inc., Class A	3,100	1,333,341
MAXIMUS, Inc.	800	41,400
NeuStar, Inc., Class A(a)*	1,900	63,460
Paychex, Inc.	9,250	290,542
SAIC, Inc.	7,300	88,476
Sapient Corp.(a)	3,176	31,982
Syntel, Inc.(a)	600	36,420
Teradata Corp.*	4,900	352,849
Total System Services, Inc.	4,582	109,647
VeriFone Systems, Inc.(a)*	2,900	95,961
Visa, Inc., Class A	14,863	1,837,513
Western Union Co. (The)	17,826	300,190
Wright Express Corp.(a)*	1,100	67,892
		14,796,593
See notes to financial statements.

SA U.S. Core Market Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2012 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Leisure Equipment & Products — 0.1%
Brunswick Corp.(a)	1,897	$42,151
Hasbro, Inc.(a)	3,300	111,771
Mattel, Inc.	9,800	317,912
Polaris Industries, Inc.	1,800	128,664
		600,498
Life Sciences Tools & Services — 0.5%
Agilent Technologies, Inc.	9,800	384,552
Bio-Rad Laboratories, Inc., Class A*	600	60,006
Bruker Corp.*	1,400	18,634
Charles River Laboratories
International, Inc.*	1,088	35,643
Covance, Inc.*	1,900	90,915
Illumina, Inc.(a)*	3,620	146,212
Life Technologies Corp.*	4,823	216,987
Mettler-Toledo International, Inc.(a)*	900	140,265
Parexel International Corp.(a)*	1,600	45,168
PerkinElmer, Inc.	2,900	74,820
Techne Corp.	1,000	74,200
Thermo Fisher Scientific, Inc.	10,550	547,650
Waters Corp.*	2,500	198,675
		2,033,727
Machinery — 2.1%
Actuant Corp., Class A(a)	1,500	40,740
AGCO Corp.*	2,600	118,898
Barnes Group, Inc.(a)	1,800	43,722
Caterpillar, Inc.	17,650	1,498,662
Chart Industries, Inc.(a)*	800	55,008
CLARCOR, Inc.(a)	1,300	62,608
CNH Global NV*	116	4,508
Colfax Corp.(a)*	1,300	35,841
Crane Co.	1,500	54,570
Cummins, Inc.	5,200	503,932
Deere & Co.	10,966	886,820
Donaldson Co., Inc.(a)	4,200	140,154
Dover Corp.	5,400	289,494
Eaton Corp.	8,823	349,655
Flowserve Corp.(a)	1,600	183,600
Gardner Denver, Inc.	1,500	79,365
Graco, Inc.	1,550	71,424
Harsco Corp.	2,000	40,760
IDEX Corp.	2,100	81,858
Illinois Tool Works, Inc.(a)	12,100	639,969
Ingersoll Rand PLC	8,811	371,648
ITT Corp.	2,544	44,774
Joy Global, Inc.	2,900	164,517
Kennametal, Inc.	2,100	69,615
Lincoln Electric Holdings, Inc.	2,600	113,854
Manitowoc Co., Inc.(a)	3,300	38,610
Middleby Corp.(a)*	500	49,805
Mueller Industries, Inc.	1,000	42,590
Navistar International Corp.*	2,000	56,740
Nordson Corp.	1,500	76,935
Oshkosh Corp.*	2,600	54,470
PACCAR, Inc.	9,309	364,820
Pall Corp.	3,200	175,392
Parker Hannifin Corp.	4,209	323,588
Pentair, Inc.	2,700	103,356
Robbins & Myers, Inc.	1,056	44,162
Sauer-Danfoss, Inc.	526	18,373
Snap-On, Inc.	1,600	99,600
SPX Corp.	1,400	91,448
Stanley Black & Decker, Inc.	4,622	297,472
Terex Corp.(a)*	2,600	46,358
Timken Co.	2,600	119,054
Toro Co.	1,000	73,290
Trinity Industries, Inc.	2,400	59,952
Valmont Industries, Inc.	700	84,679
Wabtec Corp.	1,400	109,214
Watts Water Technologies, Inc.,
Class A(a)	900	30,006
Woodward, Inc.(a)	1,500	59,160
Xylem, Inc.	5,089	128,090
		8,493,160
Marine — 0.0%
Alexander & Baldwin Holdings, Inc.(a)	1,200	63,900
Kirby Corp.(a)*	1,600	75,328
		139,228
Media — 3.3%
AMC Networks, Inc., Class A*	1,725	61,324
Cablevision Systems Corp., Class A	6,100	81,069
CBS Corp., Class A(a)	1,300	43,277
CBS Corp., Class B	17,351	568,766
Charter Communications, Inc.,
Class A*	2,052	145,425
Cinemark Holdings, Inc.(a)	2,400	54,840
Clear Channel Outdoor Holdings, Inc.,
Class A*	231	1,390
Comcast Corp., Class A	60,616	1,937,893
Comcast Corp., Class A Special	18,450	579,330
CTC Media, Inc.	1,997	16,096
DIRECTV, Class A*	18,243	890,623
Discovery Communications, Inc.,
Class A*	4,020	217,080
Discovery Communications, Inc.,
Class C*	3,020	151,272
DISH Network Corp., Class A	5,500	157,025
DreamWorks Animation SKG, Inc.,
Class A(a)*	2,400	45,744
Gannett Co., Inc.(a)	6,000	88,380
Interpublic Group of Cos, Inc.	13,995	151,846
John Wiley & Sons, Inc., Class A	1,300	63,687
Lamar Advertising Co., Class A*	1,800	51,480
Liberty Global, Inc., Series A*	3,952	196,138
Liberty Global, Inc., Series C*	2,973	141,961
Liberty Media Corp. - Liberty Capital,
Class A*	3,257	286,323
Live Nation Entertainment, Inc.(a)*	4,494	41,255
Madison Square Garden, Inc.,
Class A*	1,825	68,328
McGraw-Hill Companies, Inc.	7,886	354,870
Meredith Corp.(a)	900	28,746
Morningstar, Inc.(a)	700	40,488

See notes to financial statements.

SA U.S. Core Market Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2012 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Media (Continued)
New York Times Co. (The),
Class A(a)*	700	$5,460
News Corp., Class A	44,744	997,344
News Corp., Class B	12,500	281,500
Omnicom Group, Inc.	7,700	374,220
Regal Entertainment Group,
Class A(a)	2,586	35,583
Scripps Networks Interactive, Inc.,
Class A	2,435	138,454
Sirius XM Radio, Inc.*	89,412	165,412
Time Warner Cable, Inc.	8,771	720,099
Time Warner, Inc.	27,300	1,051,050
Viacom, Inc., Class A	594	30,282
Viacom, Inc., Class B	13,139	617,796
Virgin Media, Inc.(a)	7,700	187,803
Walt Disney Co.	48,592	2,356,712
Washington Post Co. (The),
Class B(a)	100	37,382
		13,463,753
Metals & Mining — 0.8%
Alcoa, Inc.	30,700	268,625
Allegheny Technologies, Inc.	2,400	76,536
Allied Nevada Gold Corp.(a)*	2,115	60,024
Carpenter Technology Corp.	1,300	62,192
Century Aluminum Co.(a)*	187	1,371
Cliffs Natural Resources, Inc.	4,187	206,377
Coeur d’Alene Mines Corp.*	2,464	43,268
Commercial Metals Co.(a)	3,500	44,240
Compass Minerals International, Inc.(a)	1,000	76,280
Freeport-McMoRan Copper &
Gold, Inc., Class B	26,333	897,165
Hecla Mining Co.(a)	5,900	28,025
Molycorp, Inc.(a)*	657	14,158
Newmont Mining Corp.	13,900	674,289
Nucor Corp.	9,194	348,452
Reliance Steel & Aluminum Co.	2,000	101,000
Royal Gold, Inc.(a)	1,500	117,600
Southern Copper Corp.(a)	4,888	154,021
Steel Dynamics, Inc.	5,800	68,150
Titanium Metals Corp.	2,300	26,013
United States Steel Corp.(a)	3,923	80,814
Walter Energy, Inc.	1,775	78,384
Worthington Industries, Inc.(a)	1,900	38,893
		3,465,877
Multi-Utilities — 1.2%
Alliant Energy Corp.	3,000	136,710
Ameren Corp.	7,000	234,780
Avista Corp.(a)	1,300	34,710
Black Hills Corp.(a)	1,000	32,170
Centerpoint Energy, Inc.	11,350	234,604
CMS Energy Corp.	6,900	162,150
Consolidated Edison, Inc.	8,057	501,065
Dominion Resources, Inc.	16,160	872,640
DTE Energy Co.	4,900	290,717
Integrys Energy Group, Inc.	2,277	129,493
MDU Resources Group, Inc.(a)	5,425	117,234
NiSource, Inc.(a)	7,800	193,050
NorthWestern Corp.	1,000	36,700
PG&E Corp.	11,958	541,339
Public Service Enterprise Group, Inc.	14,400	468,000
SCANA Corp.(a)	3,400	162,656
Sempra Energy	6,500	447,720
TECO Energy, Inc.	5,800	104,748
Vectren Corp.	1,900	56,088
Wisconsin Energy Corp.	6,553	259,302
		5,015,876
Multiline Retail — 0.8%
Big Lots, Inc.*	1,700	69,343
Dillard’s, Inc., Class A	1,096	69,793
Dollar General Corp.*	4,200	228,438
Dollar Tree, Inc.*	6,616	355,941
Family Dollar Stores, Inc.	2,962	196,914
J.C. Penney Co., Inc.(a)	4,700	109,557
Kohl’s Corp.	6,810	309,787
Macy’s, Inc.	12,300	422,505
Nordstrom, Inc.	4,600	228,574
Saks, Inc.(a)*	3,600	38,340
Sears Holdings Corp.(a)*	1,189	70,983
Target Corp.	17,600	1,024,144
		3,124,319
Office Electronics — 0.1%
Xerox Corp.	39,292	309,228
Zebra Technologies Corp., Class A*	1,575	54,117
		363,345
Oil, Gas & Consumable Fuels — 8.2%
Alpha Natural Resources, Inc.*	3,688	32,123
Anadarko Petroleum Corp.	13,700	906,940
Apache Corp.	10,875	955,804
Arch Coal, Inc.(a)	4,300	29,627
Berry Petroleum Co., Class A(a)	1,600	63,456
Cabot Oil & Gas Corp.	6,000	236,400
Cheniere Energy, Inc.(a)*	4,300	63,382
Chesapeake Energy Corp.(a)	18,800	349,680
Chevron Corp.	55,045	5,807,248
Cimarex Energy Co.	2,410	132,839
Clean Energy Fuels Corp.(a)*	1,324	20,522
Cobalt International Energy, Inc.*	4,964	116,654
Concho Resources, Inc.*	2,800	238,336
ConocoPhillips	34,180	1,909,978
Consol Energy, Inc.(a)	6,600	199,584
Continental Resources, Inc.(a)*	1,400	93,268
CVR Energy, Inc.*	1,522	—
Denbury Resources, Inc.*	11,108	167,842
Devon Energy Corp.	10,849	629,134
Energen Corp.	2,100	94,773
Energy XXI Bermuda Ltd.	1,891	59,169
EOG Resources, Inc.	7,400	666,814
EQT Corp.	4,116	220,741
EXCO Resources, Inc.(a)	3,600	27,324
Exxon Mobil Corp.	126,301	10,807,577

See notes to financial statements.

SA U.S. Core Market Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2012 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Oil, Gas & Consumable Fuels (Continued)
Hess Corp.	7,800	$338,910
HollyFrontier Corp.	5,894	208,824
Kinder Morgan, Inc.	16,350	526,797
Kodiak Oil & Gas Corp.*	6,200	50,902
Marathon Oil Corp.	20,443	522,728
Marathon Petroleum Corp.	9,901	444,753
McMoRan Exploration Co.(a)*	2,587	32,777
Murphy Oil Corp.	5,400	271,566
Newfield Exploration Co.*	3,900	114,309
Noble Energy, Inc.	5,087	431,479
Northern Oil and Gas, Inc.(a)*	1,600	25,504
Oasis Petroleum, Inc.*	1,558	37,672
Occidental Petroleum Corp.	22,983	1,971,252
Peabody Energy Corp.	7,900	193,708
Phillips 66*	17,090	568,072
Pioneer Natural Resources Co.	3,002	264,806
Plains Exploration & Production Co.*	3,717	130,764
QEP Resources, Inc.	5,200	155,844
Range Resources Corp.	4,700	290,789
Rosetta Resources, Inc.(a)*	1,400	51,296
SandRidge Energy, Inc.(a)*	10,354	69,268
SM Energy Co.	1,900	93,309
Southwestern Energy Co.*	10,000	319,300
Spectra Energy Corp.	18,524	538,307
Stone Energy Corp.*	696	17,637
Sunoco, Inc.	3,200	152,000
Targa Resources Corp.(a)	432	18,446
Teekay Corp.	1,000	29,280
Tesoro Corp.*	3,900	97,344
Ultra Petroleum Corp.(a)*	4,500	103,815
Valero Energy Corp.	15,918	384,420
W&T Offshore, Inc.(a)	1,100	16,830
Western Refining, Inc.(a)	2,000	44,540
Whiting Petroleum Corp.*	3,200	131,584
Williams Companies, Inc. (The)	17,500	504,350
World Fuel Services Corp.(a)	2,000	76,060
WPX Energy, Inc.(a)*	5,633	91,142
		33,149,599
Paper & Forest Products — 0.2%
Buckeye Technologies, Inc.	1,000	28,490
Domtar Corp.	1,000	76,710
International Paper Co.	11,925	344,752
Louisiana-Pacific Corp.(a)*	2,900	31,552
MeadWestvaco Corp.	5,340	153,525
		635,029
Personal Products — 0.2%
Avon Products, Inc.	12,500	202,625
Estee Lauder Companies, Inc., Class A	6,600	357,192
Herbalife Ltd.(a)	3,200	154,656
Nu Skin Enterprises, Inc., Class A(a)	1,488	69,787
		784,260
Pharmaceuticals — 5.4%
Abbott Laboratories	44,119	2,844,352
Allergan, Inc.	8,600	796,102
Bristol-Myers Squibb Co.	45,500	1,635,725
Eli Lilly & Co.	29,300	1,257,263
Endo Health Solutions, Inc.*	3,209	99,415
Forest Laboratories, Inc.*	8,100	283,419
Hospira, Inc.*	4,720	165,105
Impax Laboratories, Inc.*	1,700	34,459
Jazz Pharmaceuticals PLC(a)*	1,100	49,511
Johnson & Johnson	76,364	5,159,152
Medicines Co. (The)(a)*	1,632	37,438
Medicis Pharmaceutical Corp.,
Class A	1,500	51,225
Merck & Co., Inc.	86,089	3,594,216
Mylan, Inc.*	12,025	256,974
Par Pharmaceutical Cos., Inc.*	900	32,526
Perrigo Co.	2,300	271,239
Pfizer, Inc.	210,131	4,833,013
Questcor Pharmaceuticals, Inc.(a)*	1,600	85,184
Salix Pharmaceuticals Ltd.(a)*	1,600	87,104
Viropharma, Inc.(a)*	1,800	42,660
Vivus, Inc.(a)*	2,700	77,058
Warner Chilcott PLC, Class A*	2,400	43,008
Watson Pharmaceuticals, Inc.*	3,600	266,364
		22,002,512
Professional Services — 0.3%
Acacia Research Corp.*	1,067	39,735
Advisory Board Co. (The)(a)*	1,000	49,590
Corporate Executive Board Co. (The)	1,000	40,880
Dun & Bradstreet Corp.	1,500	106,755
Equifax, Inc.	3,389	157,927
FTI Consulting, Inc.(a)*	1,300	37,375
IHS, Inc., Class A*	1,300	140,049
Manpower, Inc.	2,400	87,960
Nielsen Holdings NV*	900	23,598
Robert Half International, Inc.	3,700	105,709
Towers Watson & Co., Class A	1,500	89,850
Verisk Analytics, Inc., Class A*	3,957	194,922
		1,074,350
Real Estate Management & Development — 0.1%
Altisource Portfolio Solutions SA*	400	29,292
CBRE Group, Inc.*	8,400	137,424
Forest City Enterprises, Inc., Class A*	3,000	43,800
Howard Hughes Corp. (The)*	215	13,253
Jones Lang LaSalle, Inc.	1,100	77,407
St. Joe Co. (The)(a)*	2,400	37,944
		339,120
Road & Rail — 1.0%
AMERCO, Inc.(a)	300	26,991
Avis Budget Group, Inc.(a)*	2,328	35,386
Con-way, Inc.	1,500	54,165
CSX Corp.	29,409	657,585
Dollar Thrifty Automotive Group, Inc.*	505	40,885
Genesee & Wyoming, Inc., Class A(a)*	1,300	68,692
Heartland Express, Inc.(a)	1,866	26,702
Hertz Global Holdings, Inc.*	7,400	94,720
JB Hunt Transport Services, Inc.	2,500	149,000
Kansas City Southern	2,900	201,724

See notes to financial statements.

SA U.S. Core Market Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2012 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Road & Rail (Continued)
Knight Transportation, Inc.(a)	1,525	$24,385
Landstar System, Inc.	1,200	62,064
Norfolk Southern Corp.	9,304	667,748
Old Dominion Freight Line, Inc.*	1,425	61,688
Ryder System, Inc.	1,600	57,616
Swift Transportation Co.(a)*	2,200	20,790
Union Pacific Corp.	13,500	1,610,685
Werner Enterprises, Inc.(a)	1,200	28,668
		3,889,494
Semiconductors & Semiconductor Equipment — 2.4%
Advanced Micro Devices, Inc.(a)*	16,400	93,972
Altera Corp.	9,023	305,338
Analog Devices, Inc.	8,600	323,962
Applied Materials, Inc.	36,400	417,144
Atmel Corp.*	12,900	86,430
Avago Technologies Ltd.	6,400	229,760
Broadcom Corp., Class A*	13,802	466,508
Cirrus Logic, Inc.(a)*	1,600	47,808
Cree, Inc.(a)*	2,900	74,443
Cymer, Inc.(a)*	700	41,265
Cypress Semiconductor Corp.(a)*	4,600	60,812
Entegris, Inc.*	3,200	27,328
Fairchild Semiconductor
International, Inc.(a)*	3,875	54,638
First Solar, Inc.(a)*	1,600	24,096
Hittite Microwave Corp.(a)*	800	40,896
Intel Corp.	141,622	3,774,226
International Rectifier Corp.(a)*	1,500	29,985
Intersil Corp., Class A	3,500	37,275
Kla-Tencor Corp.	4,900	241,325
Lam Research Corp.*	6,075	229,270
Linear Technology Corp.	6,200	194,246
LSI Corp.*	14,994	95,512
Marvell Technology Group Ltd.	14,700	165,816
Maxim Integrated Products, Inc.	8,300	212,812
Microchip Technology, Inc.	5,350	176,978
Micron Technology, Inc.*	27,301	172,269
Microsemi Corp.*	2,900	53,621
MKS Instruments, Inc.	1,300	37,609
Nvidia Corp.*	16,500	228,030
ON Semiconductor Corp.*	11,830	83,993
PMC - Sierra, Inc.*	6,300	38,682
Semtech Corp.*	1,800	43,776
Silicon Laboratories, Inc.*	1,400	53,060
Skyworks Solutions, Inc.*	5,200	142,324
SunPower Corp.*	268	1,289
Teradyne, Inc.*	4,800	67,488
Texas Instruments, Inc.	32,423	930,216
Veeco Instruments, Inc.(a)*	400	13,744
Xilinx, Inc.	7,500	251,775
		9,569,721
Software — 3.9%
ACI Worldwide, Inc.*	700	30,947
Activision Blizzard, Inc.	14,188	170,114
Adobe Systems, Inc.*	14,008	453,439
Advent Software, Inc.(a)*	700	18,977
ANSYS, Inc.(a)*	2,600	164,086
Ariba, Inc.*	2,300	102,948
Aspen Technology, Inc.*	1,715	39,702
Autodesk, Inc.*	6,300	220,437
Blackbaud, Inc.	992	25,465
BMC Software, Inc.*	4,500	192,060
CA, Inc.	11,676	316,303
Cadence Design Systems, Inc.(a)*	7,100	78,029
Citrix Systems, Inc.*	5,379	451,513
Commvault Systems, Inc.(a)*	1,260	62,458
Compuware Corp.*	5,600	52,024
Concur Technologies, Inc.(a)*	1,400	95,340
Electronic Arts, Inc.*	9,400	116,090
Factset Research Systems, Inc.(a)	1,250	116,175
Fair Isaac Corp.	950	40,166
Fortinet, Inc.*	2,600	60,372
Informatica Corp.*	3,000	127,080
Intuit, Inc.	8,000	474,800
JDA Software Group, Inc.(a)*	800	23,752
Mentor Graphics Corp.*	3,500	52,500
Micros Systems, Inc.*	2,300	117,760
Microsoft Corp.	212,459	6,499,121
NetSuite, Inc.(a)*	788	43,159
Nuance Communications, Inc.(a)*	6,700	159,594
Oracle Corp.	109,558	3,253,873
Parametric Technology Corp.*	3,480	72,941
Progress Software Corp.(a)*	1,950	40,696
QLIK Technologies, Inc.(a)*	2,045	45,235
Quest Software, Inc.*	2,100	58,485
Red Hat, Inc.*	5,400	304,992
Rovi Corp.*	3,151	61,823
Salesforce.com, Inc.*	3,700	511,562
Solarwinds, Inc.*	1,750	76,230
Solera Holdings, Inc.	1,984	82,911
SS&C Technologies Holdings, Inc.(a)*	995	24,875
Symantec Corp.*	20,392	297,927
Synopsys, Inc.*	4,200	123,606
TIBCO Software, Inc.*	4,600	137,632
Tyler Technologies, Inc.(a)*	700	28,245
Ultimate Software Group, Inc.*	700	62,384
Verint Systems, Inc.(a)*	406	11,981
VMware, Inc.*	2,547	231,879
		15,731,688
Specialty Retail — 2.4%
Aaron’s, Inc.	2,250	63,698
Abercrombie & Fitch Co., Class A	2,500	85,350
Advance Auto Parts, Inc.	2,100	143,262
Aeropostale, Inc.*	2,700	48,141
American Eagle Outfitters, Inc.	5,750	113,447
Ann, Inc.(a)*	1,550	39,510
Ascena Retail Group, Inc.*	4,000	74,480
AutoNation, Inc.(a)*	961	33,904
AutoZone, Inc.*	700	257,019
Bed Bath & Beyond, Inc.*	6,721	415,358
Best Buy Co., Inc.(a)	8,725	182,876
Buckle, Inc. (The)(a)	900	35,613
Cabela’s, Inc.(a)*	1,100	41,591

See notes to financial statements.

SA U.S. Core Market Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2012 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Specialty Retail (Continued)
Carmax, Inc.*	6,346	$164,615
Chico’s FAS, Inc.	5,400	80,136
Children’s Place Retail Stores, Inc.(a)*	700	34,881
Collective Brands, Inc.*	1,400	29,988
Dick’s Sporting Goods, Inc.(a)	2,800	134,400
DSW, Inc., Class A	700	38,080
Express, Inc.(a)*	1,900	34,523
Finish Line Inc. (The), Class A(a)	1,500	31,365
Foot Locker, Inc.	4,100	125,378
GameStop Corp., Class A(a)	4,388	80,564
Gap, Inc. (The)	10,016	274,038
Genesco, Inc.(a)*	700	42,105
GNC Holdings, Inc., Class A(a)	1,700	66,640
Group 1 Automotive, Inc.(a)	500	22,805
Guess?, Inc.(a)	1,900	57,703
Hibbett Sports, Inc.(a)*	700	40,397
Home Depot, Inc.	43,721	2,316,776
Jos. A. Bank Clothiers, Inc.(a)*	750	31,845
Lowe’s Cos, Inc.	36,070	1,025,831
Ltd. Brands, Inc.	7,278	309,533
Men’s Wearhouse, Inc.(a)	1,750	49,245
Monro Muffler Brake, Inc.(a)	800	26,592
O’Reilly Automotive, Inc.*	3,700	309,949
Office Depot, Inc.(a)*	1,500	3,240
Penske Auto Group, Inc.(a)	1,000	21,240
PetSmart, Inc.	3,357	228,880
Pier 1 Imports, Inc.(a)	3,200	52,576
Rent-A-Center, Inc.(a)	1,700	57,358
Ross Stores, Inc.	6,800	424,796
Sally Beauty Holdings, Inc.*	4,602	118,455
Select Comfort Corp.(a)*	1,400	29,288
Signet Jewelers Ltd.	2,400	105,624
Staples, Inc.	19,850	259,042
Tiffany & Co.	3,406	180,348
TJX Cos, Inc.	21,083	905,093
Tractor Supply Co.(a)	2,800	232,568
Ulta Salon Cosmetics & Fragrance, Inc.	1,600	149,408
Urban Outfitters, Inc.*	3,100	85,529
Vitamin Shoppe, Inc.(a)*	600	32,958
Williams-Sonoma, Inc.	2,400	83,928
Zumiez, Inc.*	600	23,760
		9,855,729
Textiles, Apparel & Luxury Goods — 0.7%
Carter’s, Inc.*	1,400	73,640
Coach, Inc.	8,210	480,121
Columbia Sportswear Co.(a)	400	21,448
CROCS, Inc.(a)*	2,300	37,145
Deckers Outdoor Corp.*	1,200	52,812
Fossil, Inc.(a)*	1,369	104,783
Hanesbrands, Inc.*	2,601	72,126
Iconix Brand Group, Inc.(a)*	1,472	25,716
Lululemon Athletica, Inc.*	1,800	107,334
NIKE, Inc., Class B	9,838	863,579
PVH Corp.	1,700	132,243
Ralph Lauren Corp.	1,800	252,108
Steven Madden Ltd.*	1,096	34,798
Under Armour, Inc., Class A(a)*	1,100	103,928
VF Corp.	2,500	333,625
Warnaco Group, Inc. (The)*	1,000	42,580
Wolverine World Wide, Inc.(a)	1,600	62,048
		2,800,034
Thrifts & Mortgage Finance — 0.1%
Capitol Federal Financial, Inc.	3,239	38,479
Hudson City Bancorp, Inc.	13,407	85,403
New York Community Bancorp, Inc.(a)	10,665	133,633
Northwest Bancshares, Inc.	2,675	31,324
Ocwen Financial Corp.*	3,000	56,340
People’s United Financial, Inc.(a)	9,310	108,089
TFS Financial Corp.*	2,631	25,126
Washington Federal, Inc.	2,947	49,775
		528,169
Tobacco — 1.7%
Altria Group, Inc.	57,122	1,973,565
Lorillard, Inc.	3,700	488,215
Philip Morris International, Inc.	46,031	4,016,665
Reynolds American, Inc.(a)	9,865	442,642
Universal Corp.(a)	76	3,521
Vector Group Ltd.(a)	1,928	32,815
		6,957,423
Trading Companies & Distributors — 0.3%
Applied Industrial Technologies,
Inc.(a)	964	35,524
Beacon Roofing Supply, Inc.(a)*	1,100	27,742
Fastenal Co.	7,800	314,418
GATX Corp.	1,100	42,350
MSC Industrial Direct Co., Class A	1,400	91,770
Textainer Group Holdings Ltd.(a)	1,121	41,365
United Rentals, Inc.*	1,657	56,404
Watsco, Inc.(a)	800	59,040
WESCO International, Inc.(a)*	1,100	63,305
WW Grainger, Inc.	1,700	325,108
		1,057,026
Water Utilities — 0.1%
American Water Works Co., Inc.	4,900	167,972
Aqua America, Inc.(a)	4,034	100,689
		268,661
Wireless Telecommunication Services — 0.3%
Crown Castle International Corp.*	8,103	475,322
MetroPCS Communications, Inc.*	8,400	50,820
NII Holdings, Inc.(a)*	4,600	47,058
SBA Communications Corp., Class A*	3,478	198,420
Sprint Nextel Corp.*	85,067	277,318
Telephone & Data Systems, Inc.	2,213	47,115
United States Cellular Corp.(a)*	230	8,883
		1,104,936
TOTAL COMMON STOCKS
(Identified Cost $253,979,369)		388,639,377

See notes to financial statements.

SA U.S. Core Market Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2012 (Continued)

	SHARES	VALUE†
MUTUAL FUNDS — 4.3%
Other — 4.3%
DFA U.S. Micro Cap Portfolio	1,210,397	$17,248,159

TOTAL MUTUAL FUNDS
(Identified Cost $13,811,495)		17,248,159

SHORT-TERM INVESTMENTS — 0.0%
Other — 0.0%
SSgA Government Money
Market Fund	1	1
SSgA Money Market Fund	154	154
		155
TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $155)		155

COLLATERAL FOR SECURITIES ON LOAN — 6.2%
Short-Term — 6.2%
State Street Navigator Securities
Lending Prime Portfolio	25,216,723	25,216,723
		25,216,723
TOTAL COLLATERAL FOR
SECURITIES ON LOAN
(Identified Cost $25,216,723)		25,216,723

Total Investments — 106.3%
(Identified Cost $293,007,742)#		431,104,414
Liabilities, Less Cash and
Other Assets — (6.3%)		(25,525,278)
Net Assets — 100.0%		$405,579,136

†	See Note 1.
*	Non-income producing security.
(a)	A portion or all of the security was held on loan. As of June 30, 2012, the market value of the securities on loan was $25,381,270.
#	At June 30, 2012 the aggregate cost of investment securities for U.S. federal income tax purposes was $293,460,568. Net unrealized appreciation aggregated $137,643,846 of which $152,511,558 related to appreciated investment securities and $14,867,712 related to depreciated investment securities.

Portfolio Sectors
(% of portfolio market value)

See notes to financial statements.

SA U.S. Value Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2012

	SHARES	VALUE†
COMMON STOCKS — 99.8%
Aerospace & Defense — 1.3%
L-3 Communications Holdings, Inc.	11,264	$833,648
Northrop Grumman Corp.	48,382	3,086,288
		3,919,936
Air Freight & Logistics — 0.2%
FedEx Corp.	6,122	560,836

Airlines — 0.4%
Southwest Airlines Co.	126,100	1,162,642

Auto Components — 0.0%
TRW Automotive Holdings Corp.*	141	5,183

Automobiles — 0.2%
General Motors Co.*	38,279	754,862

Beverages — 0.7%
Beam, Inc.	5,422	338,821
Constellation Brands, Inc., Class A*	30,934	837,074
Molson Coors Brewing Co., Class B(a)	27,145	1,129,503
		2,305,398
Building Products — 0.4%
Fortune Brands Home & Security, Inc.*	24,799	552,274
Owens Corning*	20,018	571,314
		1,123,588
Capital Markets — 1.6%
American Capital Ltd.*	16,790	169,075
Bank of New York Mellon Corp. (The)	17,885	392,576
E*Trade Financial Corp.*	6,890	55,396
Goldman Sachs Group, Inc. (The)	20,508	1,965,897
Legg Mason, Inc.	23,477	619,088
Morgan Stanley	109,965	1,604,389
		4,806,421
Chemicals — 0.4%
Ashland, Inc.(a)	14,733	1,021,144
Cytec Industries, Inc.	1,885	110,536
Huntsman Corp.	4,150	53,701
LyondellBasell Industries NV, Class A	406	16,350
		1,201,731
Commercial Banks — 1.6%
CIT Group, Inc.*	5,752	205,001
KeyCorp	126,159	976,471
Regions Financial Corp.	184,756	1,247,103
SunTrust Banks, Inc.	81,987	1,986,545
Zions Bancorporation(a)	24,798	481,577
		4,896,697
Commercial Services & Supplies — 0.3%
Republic Services, Inc.	38,907	1,029,479

Communications Equipment — 0.0%
Brocade Communications Systems, Inc.*	547	2,697

Computers & Peripherals — 0.4%
Hewlett-Packard Co.	30,700	617,377
Western Digital Corp.*	24,029	732,404
		1,349,781
Construction & Engineering — 0.3%
Jacobs Engineering Group, Inc.*	79	2,991
Quanta Services, Inc.*	14,430	347,330
URS Corp.	12,610	439,837
		790,158
Construction Materials — 0.2%
Vulcan Materials Co.	19,042	756,158

Consumer Finance — 0.4%
Capital One Financial Corp.	20,226	1,105,553

Containers & Packaging — 0.1%
Rock-Tenn Co., Class A	2,450	133,647
Sealed Air Corp.	7,770	119,969
		253,616
Diversified Consumer Services — 0.0%
Service Corp. International	5,594	69,198

Diversified Financial Services — 7.0%
Bank of America Corp.	930,013	7,607,506
Citigroup, Inc.	306,131	8,391,051
CME Group, Inc.	10,093	2,706,034
JPMorgan Chase & Co.	60,546	2,163,308
NASDAQ OMX Group, Inc. (The)	28,325	642,128
NYSE Euronext	515	13,174
		21,523,201
Diversified Telecommunication Services — 5.9%
AT&T, Inc.	419,977	14,976,380
CenturyLink, Inc.	66,363	2,620,675
Frontier Communications Corp.(a)	41,385	158,504
Verizon Communications, Inc.	8,555	380,184
		18,135,743
Electronic Equipment, Instruments & Components — 1.0%
Arrow Electronics, Inc.*	20,100	659,481
Avnet, Inc.*	25,300	780,758
AVX Corp.	5,641	60,302
Corning, Inc.	79,044	1,022,039
Ingram Micro, Inc., Class A*	27,569	481,631
		3,004,211
Energy Equipment & Services — 2.5%
Helmerich & Payne, Inc.	17,367	755,117
Nabors Industries Ltd.*	55,062	792,893
National Oilwell Varco, Inc.	50,996	3,286,182
Noble Corp.	15,245	495,920
Patterson-UTI Energy, Inc.(a)	23,910	348,130
Rowan Companies PLC, Class A(a)*	19,250	622,352
Tidewater, Inc.	8,682	402,498
Transocean Ltd.	10,245	458,259
Weatherford International Ltd.*	35,367	446,685
		7,608,036

See notes to financial statements.

SA U.S. Value Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2012 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Food & Staples Retailing — 3.3%
CVS Caremark Corp.	201,216	$9,402,823
Safeway, Inc.(a)	38,038	690,390
		10,093,213
Food Products — 5.1%
Archer-Daniels-Midland Co.	99,142	2,926,672
Bunge Ltd.	15,322	961,302
J.M. Smucker Co. (The)	18,726	1,414,188
Kraft Foods, Inc., Class A	214,553	8,286,037
Post Holdings, Inc.*	3,214	98,830
Ralcorp Holdings, Inc.*	6,429	429,071
Smithfield Foods, Inc.(a)*	26,819	580,095
Tyson Foods, Inc., Class A	52,207	983,058
		15,679,253
Health Care Equipment & Supplies — 0.9%
Boston Scientific Corp.*	178,629	1,012,826
CareFusion Corp.*	29,859	766,779
Hologic, Inc.*	39,197	707,114
Teleflex, Inc.(a)	2,591	157,818
		2,644,537
Health Care Providers & Services — 3.2%
Aetna, Inc.	66,065	2,561,340
CIGNA Corp.	2,314	101,816
Coventry Health Care, Inc.	22,712	722,014
Humana, Inc.	23,386	1,811,012
Omnicare, Inc.(a)	17,426	544,214
WellPoint, Inc.	64,107	4,089,386
		9,829,782
Hotels, Restaurants & Leisure — 2.2%
Carnival Corp.(a)	90,764	3,110,482
Hyatt Hotels Corp., Class A(a)*	457	16,982
MGM Resorts International*	88,290	985,317
Penn National Gaming, Inc.(a)*	6,557	292,377
Royal Caribbean Cruises Ltd.	34,910	908,707
Wyndham Worldwide Corp.	28,665	1,511,792
		6,825,657
Household Durables — 1.1%
DR Horton, Inc.(a)	42,255	776,647
Lennar Corp., Class A(a)	25,133	776,861
Mohawk Industries, Inc.(a)*	11,968	835,725
Toll Brothers, Inc.(a)*	27,590	820,251
Whirlpool Corp.(a)	4,460	272,774
		3,482,258
Independent Power Producers & Energy Traders — 0.2%
NRG Energy, Inc.*	27,286	473,685

Industrial Conglomerates — 5.0%
General Electric Co.	630,576	13,141,204
Tyco International Ltd.	46,192	2,441,247
		15,582,451
Insurance — 8.0%
Allied World Assurance Co.,
Holdings Ltd.	6,278	498,913
Allstate Corp.	42,929	1,506,379
Alterra Capital Holdings Ltd.(a)	1,399	32,667
American Financial Group, Inc.	18,578	728,815
American International Group, Inc.*	24,677	791,885
American National Insurance Co.	2,916	207,823
Assurant, Inc.	16,949	590,503
Assured Guaranty Ltd.	602	8,488
Axis Capital Holdings Ltd.	20,253	659,235
CNA Financial Corp.	32,832	910,103
Everest Re Group Ltd.	7,352	760,858
Genworth Financial, Inc., Class A*	74,443	421,347
Hartford Financial Services Group, Inc.	70,673	1,245,965
Lincoln National Corp.	52,189	1,141,373
Loews Corp.	72,979	2,985,571
MetLife, Inc.	149,973	4,626,667
Old Republic International Corp.(a)	41,075	340,512
PartnerRe Ltd.	5,112	386,825
Principal Financial Group, Inc.	15,417	404,388
Prudential Financial, Inc.	72,188	3,496,065
Reinsurance Group of America, Inc.	12,042	640,755
Unum Group	54,828	1,048,860
Validus Holdings Ltd.	10,899	349,095
XL Group PLC	44,242	930,852
		24,713,944
Internet & Catalog Retail — 0.6%
Liberty Media Corp. - Interactive,
Class A*	102,856	1,829,808

Internet Software & Services — 0.5%
IAC/InterActiveCorp	14,491	660,790
Yahoo!, Inc.*	57,886	916,335
		1,577,125
IT Services — 0.7%
Computer Sciences Corp.	27,761	689,028
Fidelity National Information
Services, Inc.	44,793	1,526,546
		2,215,574
Life Sciences Tools & Services — 1.2%
Life Technologies Corp.*	1,158	52,099
PerkinElmer, Inc.	11,180	288,444
Thermo Fisher Scientific, Inc.	65,998	3,425,956
		3,766,499
Machinery — 0.8%
AGCO Corp.*	5,847	267,384
Eaton Corp.	2,359	93,487
Ingersoll Rand PLC	27,796	1,172,435
Stanley Black & Decker, Inc.	15,630	1,005,947
		2,539,253
Media — 12.2%
CBS Corp., Class A(a)	8,400	279,636
CBS Corp., Class B	77,891	2,553,267

See notes to financial statements.

SA U.S. Value Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2012 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Media (Continued)
Clear Channel Outdoor Holdings, Inc.,
Class A(a)*	4,600	$27,692
Comcast Corp., Class A	317,237	10,142,067
Comcast Corp., Class A Special	122,831	3,856,894
Gannett Co., Inc.	7,910	116,514
News Corp., Class A	294,411	6,562,421
News Corp., Class B	110,939	2,498,346
Time Warner Cable, Inc.	57,900	4,753,590
Time Warner, Inc.	166,591	6,413,754
Washington Post Co. (The), Class B(a)	1,126	420,921
		37,625,102
Metals & Mining — 1.0%
Alcoa, Inc.(a)	171,685	1,502,244
Cliffs Natural Resources, Inc.	4,534	223,481
Nucor Corp.(a)	6,456	244,682
Reliance Steel & Aluminum Co.(a)	12,193	615,746
Steel Dynamics, Inc.(a)	28,316	332,713
United States Steel Corp.(a)	3,441	70,885
		2,989,751
Multiline Retail — 0.6%
Dillard’s, Inc., Class A	945	60,178
J.C. Penney Co., Inc.(a)	34,744	809,883
Sears Holdings Corp.(a)*	18,919	1,129,464
		1,999,525
Office Electronics — 0.4%
Xerox Corp.	150,729	1,186,237

Oil, Gas & Consumable Fuels — 15.1%
Anadarko Petroleum Corp.	80,910	5,356,242
Apache Corp.	34,759	3,054,968
Chesapeake Energy Corp.(a)	106,266	1,976,548
Chevron Corp.	69,503	7,332,566
Cimarex Energy Co.	10	551
ConocoPhillips	170,561	9,530,949
Denbury Resources, Inc.*	33,941	512,849
Devon Energy Corp.	32,974	1,912,162
EOG Resources, Inc.	1,244	112,097
Hess Corp.	47,336	2,056,749
HollyFrontier Corp.	2,020	71,569
Marathon Oil Corp.	115,078	2,942,544
Marathon Petroleum Corp.	57,539	2,584,652
Murphy Oil Corp.	20,268	1,019,278
Noble Energy, Inc.	650	55,133
Phillips 66*	85,280	2,834,707
Pioneer Natural Resources Co.	17,531	1,546,409
Plains Exploration & Production Co.*	22,622	795,842
QEP Resources, Inc.(a)	12,345	369,980
Tesoro Corp.*	13,360	333,466
Valero Energy Corp.	91,951	2,220,617
Whiting Petroleum Corp.*	1,484	61,022
		46,680,900
Paper & Forest Products — 1.1%
Domtar Corp.	6,754	518,099
International Paper Co.	74,679	2,158,970
MeadWestvaco Corp.(a)	28,813	828,374
		3,505,443
Pharmaceuticals — 3.9%
Endo Health Solutions, Inc.*	3,584	111,032
Forest Laboratories, Inc.*	4,241	148,393
Pfizer, Inc.	517,955	11,912,965
		12,172,390
Road & Rail — 5.9%
CSX Corp.	190,215	4,253,207
Hertz Global Holdings, Inc.(a)*	24,203	309,798
Norfolk Southern Corp.	65,200	4,679,404
Ryder System, Inc.	7,477	269,247
Union Pacific Corp.	74,089	8,839,559
		18,351,215
Semiconductors & Semiconductor Equipment — 0.3%
Applied Materials, Inc.	7,734	88,632
Micron Technology, Inc.*	108,402	684,016
		772,648
Software — 0.3%
Activision Blizzard, Inc.(a)	85,074	1,020,037

Specialty Retail — 0.5%
Best Buy Co., Inc.(a)	10,612	222,428
Foot Locker, Inc.	17,769	543,376
GameStop Corp., Class A(a)	19,131	351,245
Orchard Supply Hardware Stores Corp.,
Class A*	854	14,202
Staples, Inc.(a)	29,722	387,872
		1,519,123
Thrifts & Mortgage Finance — 0.0%
Hudson City Bancorp, Inc.	1,286	8,192

Wireless Telecommunication Services — 0.8%
MetroPCS Communications, Inc.*	48,793	295,198
Sprint Nextel Corp.*	464,664	1,514,804
Telephone & Data Systems, Inc.	18,382	391,353
United States Cellular Corp.(a)*	6,900	266,478
		2,467,833
TOTAL COMMON STOCKS
(Identified Cost $274,897,728)		307,916,560

SHORT-TERM INVESTMENTS — 0.0%
Other — 0.0%
SSgA Government Money Market Fund	1	1
SSgA Money Market Fund	101,045	101,045
		101,046
TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $101,046)		101,046

See notes to financial statements.

SA U.S. Value Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2012 (Continued)

	SHARES	VALUE†
COLLATERAL FOR SECURITIES ON LOAN — 6.3%
Short-Term — 6.3%
State Street Navigator Securities
Lending Prime Portfolio	19,379,694	$19,379,694

TOTAL COLLATERAL FOR
SECURITIES ON LOAN
(Identified Cost $19,379,694)		19,379,694

Total Investments — 106.1%
(Identified Cost $294,378,468)#		327,397,300
Liabilities, Less Cash and
Other Assets — (6.1%)		(18,729,342)
Net Assets — 100.0%		$308,667,958

†	See Note 1.
*	Non-income producing security.
(a)	A portion or all of the security was held on loan. As of June 30, 2012, the market value of the securities on loan was $21,251,009.
#	At June 30, 2012 the aggregate cost of investment securities for U.S. federal income tax purposes was $294,521,531. Net unrealized appreciation aggregated $32,875,769 of which $74,533,745 related to appreciated investment securities and $41,657,976 related to depreciated investment securities.

Portfolio Sectors
(% of portfolio market value)

See notes to financial statements.

SA U.S. Small Company Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2012

	SHARES	VALUE†
COMMON STOCKS — 99.2%
Aerospace & Defense — 1.9%
AAR Corp.	9,000	$121,320
Aerovironment, Inc.(a)*	4,618	121,500
Alliant Techsystems, Inc.	1,618	81,822
Allied Defense Group, Inc.
(The)(a) (b)	1,000	3,150
American Science &
Engineering, Inc.(a)	2,000	112,900
Astronics Corp.*	1,851	52,272
Astronics Corp., Class B(a)*	185	4,906
Ceradyne, Inc.(a)	5,525	141,716
CPI Aerostructures, Inc.(a)*	1,342	14,762
Cubic Corp.	6,700	322,136
Curtiss-Wright Corp.	10,953	340,091
DigitalGlobe, Inc.*	9,173	139,063
Ducommun, Inc.*	2,055	20,160
Esterline Technologies Corp.*	6,669	415,812
Exelis, Inc.	5,683	56,034
GenCorp, Inc.(a)*	11,383	74,103
GeoEye, Inc.*	4,700	72,756
HEICO Corp.(a)	4,568	180,527
HEICO Corp., Class A	6,093	196,560
Hexcel Corp.*	13,520	348,681
Huntington Ingalls Industries, Inc.*	2,867	115,368
Innovative Solutions & Support, Inc.*	4,950	16,286
LMI Aerospace, Inc.*	2,400	41,712
Moog, Inc., Class A*	9,505	393,032
National Presto Industries, Inc.(a)	1,000	69,770
Orbital Sciences Corp.*	13,200	170,544
Sparton Corp.*	700	6,930
Sypris Solutions, Inc.(a)	4,000	27,880
Taser International, Inc.(a)*	7,616	39,908
Teledyne Technologies, Inc.*	8,099	499,303
Triumph Group, Inc.	6,959	391,583
		4,592,587
Air Freight & Logistics — 0.5%
Air Transport Services Group, Inc.*	13,990	72,748
Atlas Air Worldwide Holdings, Inc.*	5,768	250,965
Echo Global Logistics, Inc.*	4,074	77,650
Forward Air Corp.	6,430	207,496
HUB Group, Inc., Class A*	8,300	300,460
Pacer International, Inc.(a)*	6,085	32,981
Park-Ohio Holdings Corp.*	3,058	58,194
UTi Worldwide, Inc.	19,667	287,335
XPO Logistics, Inc.(a)*	876	14,717
		1,302,546
Airlines — 0.6%
Allegiant Travel Co.(a)*	4,800	334,464
ATA Holdings Corp.(b)*	600	—
Hawaiian Holdings, Inc.(a)*	11,300	73,563
JetBlue Airways Corp.(a)*	56,467	299,275
Republic Airways Holdings, Inc.(a)*	9,900	54,945
Skywest, Inc.(a)	14,100	92,073
Spirit Airlines, Inc.(a)*	746	14,517
US Airways Group, Inc.*	40,550	540,532
		1,409,369
Auto Components — 0.8%
American Axle & Manufacturing
Holdings, Inc.*	778	8,161
Amerigon, Inc.*	4,518	51,912
Cooper Tire & Rubber Co.	15,600	273,624
Dana Holding Corp.(a)	14,535	186,193
Dorman Products, Inc.(a)*	7,300	183,157
Drew Industries, Inc.*	4,800	133,680
Exide Technologies(a)*	17,000	57,120
Federal Mogul Corp.*	15,600	171,600
Fuel Systems Solutions, Inc.(a)*	4,600	76,774
Modine Manufacturing Co.*	8,400	58,212
Motorcar Parts of America, Inc.(a)*	2,441	10,960
Shiloh Industries, Inc.	3,600	41,400
Spartan Motors, Inc.	6,900	36,156
Standard Motor Products, Inc.	8,436	118,779
Stoneridge, Inc.*	6,100	41,541
Strattec Security Corp.	700	14,728
Superior Industries
International, Inc.(a)	5,600	91,672
Tenneco, Inc.(a)*	9,912	265,840
Tower International, Inc.*	1,049	11,015
Williams Controls, Inc.	1,100	13,310
		1,845,834
Automobiles — 0.2%
Thor Industries, Inc.	13,400	367,294
Winnebago Industries(a)*	6,500	66,235
		433,529
Beverages — 0.2%
Boston Beer Co., Inc., Class A(a)*	2,400	290,400
Central European Distribution
Corp.(a)*	867	2,480
Coca-Cola Bottling Co., Consolidated	1,262	81,121
Craft Brew Alliance, Inc.(a)*	3,511	28,720
MGP Ingredients, Inc.	5,072	16,281
National Beverage Corp.(a)*	10,920	163,145
		582,147
Biotechnology — 2.1%
Achillion Pharmaceuticals, Inc.(a)*	1,280	7,936
Acorda Therapeutics, Inc.*	4,996	117,706
Affymax, Inc.*	8,885	114,439
Alkermes PLC(a)*	23,333	395,961
Allos Therapeutics, Inc.*	20,200	36,158
Alnylam Pharmaceuticals, Inc.(a)*	5,655	65,994
AMAG Pharmaceuticals, Inc.(a)*	1,800	27,720
Amylin Pharmaceuticals, Inc.*	7,081	199,897
Ariad Pharmaceuticals, Inc.*	26,550	456,926
Arqule, Inc.(a)*	10,610	62,917
Astex Pharmaceuticals, Inc.(a)*	17,300	36,157
AVEO Pharmaceuticals, Inc.(a)*	7,811	94,982
Celldex Therapeutics, Inc.(a)*	4,466	23,179
Celsion Corp.*	2,900	8,903
Cleveland Biolabs, Inc.*	1,100	1,727
Codexis, Inc.(a)*	7,350	27,489
Curis, Inc.(a)*	10,317	55,712

See notes to financial statements.

SA U.S. Small Company Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2012 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Biotechnology (Continued)
Dusa Pharmaceuticals, Inc.*	5,017	$26,189
Dynavax Technologies Corp.(a)*	9,900	42,768
Emergent Biosolutions, Inc.*	7,843	118,821
Enzon Pharmaceuticals, Inc.(a)*	13,152	90,354
Genomic Health, Inc.(a)*	1,851	61,823
GTx, Inc.*	8,162	28,812
iBio, Inc.(a)*	2,200	1,672
Idenix Pharmaceuticals, Inc.(a)*	8,924	91,917
Immunomedics, Inc.(a)*	16,908	60,362
Incyte Corp. Ltd.(a)*	24,306	551,746
Ironwood Pharmaceuticals, Inc.*	1,539	21,207
Maxygen, Inc.(a)*	12,058	71,866
MediciNova, Inc.*	4,071	6,636
Medivation, Inc.*	3,046	278,404
Molecular Insight
Pharmaceuticals, Inc.(b)*	3,500	—
Momenta Pharmaceuticals, Inc.(a)*	9,866	133,388
Myrexis, Inc.(a)*	3,735	9,748
Myriad Genetics, Inc.*	20,343	483,553
Nabi Biopharmaceuticals*	9,100	14,378
Nanosphere, Inc.*	4,259	9,370
Orexigen Therapeutics, Inc.*	9,312	51,589
PDL BioPharma, Inc.(a)	34,451	228,410
Progenics Pharmaceuticals, Inc.(a)*	6,971	68,176
Repligen Corp.(a)*	9,894	42,544
Rigel Pharmaceuticals, Inc.(a)*	15,660	145,638
Sangamo Biosciences, Inc.(a)*	5,574	30,768
Seattle Genetics, Inc.(a)*	16,446	417,564
SIGA Technologies, Inc.(a)*	2,604	7,473
Spectrum Pharmaceuticals, Inc.(a)*	12,000	186,720
Synageva BioPharma Corp.(a)*	1,242	50,376
Synthetic Biologics, Inc.*	846	1,675
Targacept, Inc.*	1,758	7,559
Theravance, Inc.(a)*	295	6,555
Trubion Pharmaceuticals, Inc.(c)	2,700	—
Zalicus, Inc.(a)*	6,284	7,541
		5,089,405
Building Products — 1.0%
A.O. Smith Corp.	8,852	432,774
AAON, Inc.(a)	5,850	110,273
Ameresco, Inc., Class A(a)*	4,779	57,013
American Woodmark Corp.(a)*	3,200	54,720
Apogee Enterprises, Inc.	6,300	101,241
Builders FirstSource, Inc.(a)*	9,152	43,380
Gibraltar Industries, Inc.*	6,800	70,584
Griffon Corp.	13,636	116,997
Insteel Industries, Inc.(a)	4,000	44,600
Lennox International, Inc.	5,965	278,148
NCI Building Systems, Inc.*	1,296	14,036
Patrick Industries, Inc.(a)*	800	10,200
PGT, Inc.(a)*	3,525	10,681
Quanex Building Products Corp.(a)	9,125	163,155
Simpson Manufacturing Co., Inc.	12,100	357,071
Trex Co., Inc.*	2,700	81,243
U.S. Home Systems, Inc.	1,100	11,165
Universal Forest Products, Inc.	4,200	163,716
USG Corp.(a)*	21,212	404,089
		2,525,086
Capital Markets — 1.3%
BGC Partners, Inc., Class A(a)	17,330	101,727
Calamos Asset Management, Inc.	4,127	47,254
Cohen & Steers, Inc.	9,306	321,150
Cowen Group, Inc., Class A(a)*	18,846	50,130
Duff & Phelps Corp., Class A	7,190	104,255
Edelman Financial Group, Inc.(a)	7,252	63,092
Epoch Holding Corp.(a)	4,647	105,859
Evercore Partners, Inc., Class A	5,419	126,751
Federated Investors, Inc., Class B(a)	1,699	37,123
Firstcity Financial Corp.(a)*	2,100	18,165
FXCM, Inc., Class A	3,999	47,028
GAMCO Investors, Inc., Class A(a)	1,700	75,463
GFI Group, Inc.(a)	25,121	89,431
Greenhill & Co., Inc.	5,156	183,812
Harris & Harris Group, Inc.(a)*	7,000	26,600
HFF, Inc., Class A*	8,368	116,650
ICG Group, Inc.(a)*	8,600	79,550
Intl. FCStone, Inc.(a)*	2,912	56,347
Investment Technology Group, Inc.*	9,700	89,240
Janus Capital Group, Inc.(a)	26,538	207,527
JMP Group, Inc.	3,620	22,372
KBW, Inc.(a)	7,474	122,947
Knight Capital Group, Inc.,
Class A(a)*	23,916	285,557
MCG Capital Corp.(a)	7,612	35,015
Medallion Financial Corp.	3,400	36,108
Oppenheimer Holdings, Inc., Class A	2,133	33,531
Piper Jaffray Cos.(a)*	4,324	101,311
Pzena Investment Management, Inc.,
Class A	794	3,518
Safeguard Scientifics, Inc.(a)*	3,700	57,276
Stifel Financial Corp.*	11,944	369,070
SWS Group, Inc.*	5,901	31,452
Teton Advisors, Inc.(a)	25	328
Virtus Investment Partners, Inc.(a)*	905	73,305
Westwood Holdings Group, Inc.	713	26,566
		3,145,510
Chemicals — 2.2%
A. Schulman, Inc.	6,427	127,576
American Pacific Corp.*	1,000	10,540
American Vanguard Corp.(a)	6,233	165,735
Arabian American
Development Co.(a)*	2,693	26,095
Balchem Corp.	6,525	212,780
Calgon Carbon Corp.(a)*	14,175	201,569
Chase Corp.	700	9,240
Chemtura Corp.*	18,501	268,265
Core Molding Technologies, Inc.*	1,500	12,360
Ferro Corp.*	14,100	67,680
Flotek Industries, Inc.(a)*	4,328	40,424

See notes to financial statements.

SA U.S. Small Company Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2012 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Chemicals (Continued)
Georgia Gulf Corp.	7,520	$193,038
H.B. Fuller Co.	12,300	377,610
Hawkins, Inc.	1,824	69,640
Innophos Holdings, Inc.	4,800	271,008
Innospec, Inc.*	5,100	151,011
Intrepid Potash, Inc.*	1,553	35,346
KMG Chemicals, Inc.(a)	2,500	48,200
Koppers Holdings, Inc.	4,400	149,600
Kraton Performance Polymers, Inc.*	7,917	173,461
Landec Corp.*	10,074	86,233
LSB Industries, Inc.*	5,556	171,736
Minerals Technologies, Inc.	4,400	280,632
NewMarket Corp.(a)	1,252	271,183
Olin Corp.(a)	20,077	419,409
OM Group, Inc.(a)*	6,900	131,100
Omnova Solutions, Inc.*	9,840	74,194
Penford Corp.*	3,648	32,650
PolyOne Corp.	22,400	306,432
Quaker Chemical Corp.	2,987	138,029
Sensient Technologies Corp.	11,300	415,049
Stepan Co.(a)	1,700	160,106
Tredegar Corp.	8,700	126,672
Valhi, Inc.	1,644	20,534
Zep, Inc.	4,300	59,039
Zoltek Cos., Inc.*	8,660	78,200
		5,382,376
Commercial Banks — 7.2%
1st Source Corp.	5,867	132,594
1st United Bancorp, Inc.*	5,096	31,646
Ameris Bancorp*	4,905	61,803
AmeriServ Financial, Inc.(a)*	4,400	12,408
Arrow Financial Corp.(a)	2,544	61,488
Associated Banc-Corp.	7,347	96,907
Bancfirst Corp.(a)	3,000	125,730
Bancorp, Inc.*	5,800	54,810
Bancorpsouth, Inc.	18,401	267,183
Bank of Hawaii Corp.(a)	2,781	127,787
Bank of the Ozarks, Inc.(a)	8,000	240,640
Banner Corp.	2,252	49,341
BBCN Bancorp, Inc.*	19,513	212,497
Boston Private Financial Holdings, Inc.	16,025	143,103
Bryn Mawr Bank Corp.(a)	2,292	48,292
Camden National Corp.(a)	2,000	73,240
CapitalSource, Inc.	68,837	462,585
Cardinal Financial Corp.	6,692	82,178
Cathay General Bancorp(a)	17,310	285,788
Center Bancorp, Inc.	3,180	35,775
Centerstate Banks of Florida, Inc.(a)	4,385	31,353
Central Pacific Financial Corp.*	997	14,078
Chemical Financial Corp.(a)	5,776	124,184
City Holding Co.(a)	6,502	219,052
CNB Financial Corp.	1,780	29,032
CoBiz Financial, Inc.	6,875	43,038
Columbia Banking System, Inc.(a)	9,041	170,152
Community Bank System, Inc.(a)	8,319	225,611
Community Trust Bancorp, Inc.(a)	4,498	150,638
CVB Financial Corp.(a)	26,555	309,366
Encore Bancshares, Inc.(a)*	1,525	31,461
Enterprise Financial Services Corp.(a)	3,156	34,590
Fidelity Southern Corp.(a)	102	881
Financial Institutions, Inc.	3,105	52,412
First BanCorp*	2,739	10,846
First Bancorp(a)	3,400	30,226
First Busey Corp., Class A(a)	9,553	46,141
First California Financial
Group, Inc.(a)*	1,155	7,946
First Citizens BancShares, Inc.	200	33,330
First Commonwealth Financial
Corp.(a)	24,031	161,729
First Community Bancshares, Inc.	3,311	47,778
First Financial Bancorp(a)	13,758	219,853
First Financial Bankshares, Inc.(a)	7,102	245,445
First Financial Corp.(a)	3,200	92,800
First Interstate Bancsystem, Inc.	2,918	41,552
First Merchants Corp.	5,902	73,539
First Midwest Bancorp, Inc.	15,686	172,232
FirstMerit Corp.	21,082	348,275
FNB Corp.(a)	31,775	345,394
Fulton Financial Corp.	48,534	484,855
German American Bancorp, Inc.	2,400	49,200
Glacier Bancorp, Inc.(a)	16,091	249,250
Great Southern Bancorp, Inc.	3,025	83,429
Guaranty Bancorp(a)*	7,800	16,458
Hanmi Financial Corp.*	4,203	44,047
Heartland Financial USA, Inc.	5,400	129,600
Heritage Commerce Corp.*	3,712	24,128
Heritage Financial Corp/WA(a)	1,703	24,949
Home Bancshares, Inc.	7,169	219,228
Hudson Valley Holding Corp.(a)	3,597	65,106
Iberiabank Corp.(a)	7,535	380,141
Independent Bank Corp.(a)	4,384	128,057
International Bancshares Corp.	15,200	296,704
Investors Bancorp, Inc.*	34,155	515,399
Lakeland Bancorp, Inc.(a)	5,815	61,174
Lakeland Financial Corp.	3,189	85,561
Macatawa Bank Corp.*	3,307	11,277
MainSource Financial Group, Inc.(a)	4,530	53,590
MB Financial, Inc.	11,897	256,261
MBT Financial Corp.(a)*	4,700	12,925
Mercantile Bank Corp.(a)*	1,265	23,339
Metro Bancorp, Inc.*	4,280	51,488
Midsouth Bancorp, Inc.(a)	2,100	29,568
National Penn Bancshares, Inc.(a)	37,911	362,808
NBT Bancorp, Inc.(a)	7,860	169,697
New Century Bancorp, Inc.*	200	940
NewBridge Bancorp*	3,549	15,545
Old National Bancorp(a)	23,700	284,637
OmniAmerican Bancorp, Inc.(a)*	3,585	76,827
Oriental Financial Group, Inc.	9,336	103,443
Pacific Capital Bancorp*	5,452	249,320
Pacific Continental Corp.	3,047	27,027

See notes to financial statements.

SA U.S. Small Company Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2012 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Commercial Banks (Continued)
Pacific Mercantile Bancorp(a)*	2,500	$17,275
Pacific Premier Bancorp, Inc.*	300	2,520
PacWest Bancorp(a)	9,156	216,723
Park National Corp.(a)	3,450	240,637
Park Sterling Corp.(a)*	1,725	8,125
Peapack Gladstone Financial Corp.(a)	1,312	20,349
Peoples Bancorp, Inc.	2,300	50,554
Pinnacle Financial Partners, Inc.(a)*	9,756	190,340
PrivateBancorp, Inc.	16,928	249,857
Prosperity Bancshares, Inc.(a)	8,827	370,999
Renasant Corp.(a)	5,000	78,550
Republic Bancorp, Inc., Class A(a)	7,344	163,404
S&T Bancorp, Inc.	10,071	186,011
S.Y. Bancorp, Inc.(a)	2,891	69,239
Sandy Spring Bancorp, Inc.	6,300	113,400
SCBT Financial Corp.(a)	2,608	91,932
Sierra Bancorp	2,100	20,790
Simmons First National Corp.,
Class A(a)	3,100	72,075
Southern Community
Financial Corp.(a)*	3,300	10,428
Southside Bancshares, Inc.(a)	3,484	78,320
Southwest Bancorp, Inc.*	3,700	34,817
StellarOne Corp.	4,223	52,703
Sterling Bancorp	6,040	60,279
Suffolk Bancorp*	2,200	28,534
Sun Bancorp, Inc.(a)*	1,505	4,064
Susquehanna Bancshares, Inc.	41,463	427,069
SVB Financial Group*	6,169	362,244
Synovus Financial Corp.(a)	42,409	83,970
Taylor Capital Group, Inc.(a)*	3,631	59,512
TCF Financial Corp.	7,030	80,704
Texas Capital Bancshares, Inc.(a)*	8,100	327,159
Tompkins Financial Corp.(a)	2,420	91,186
TowneBank(a)	5,769	80,766
Trico Bancshares	3,800	58,520
Trustmark Corp.(a)	13,700	335,376
UMB Financial Corp.(a)	8,900	455,947
Umpqua Holdings Corp.(a)	22,906	301,443
Union First Market Bankshares Corp.	4,860	70,227
United Bankshares, Inc.(a)	10,300	266,564
United Community Banks, Inc/GA(a)*	1,667	14,286
Univest Corp. of Pennsylvania	3,100	51,243
Valley National Bancorp(a)	7,222	76,552
Virginia Commerce Bancorp(a)*	5,786	48,776
Washington Banking Co.	2,374	32,999
Washington Trust Bancorp, Inc.	3,000	73,140
Webster Financial Corp.	18,456	399,757
WesBanco, Inc.	5,363	114,017
West Bancorporation, Inc.(a)	5,350	50,878
West Coast Bancorp/OR*	3,519	69,148
Westamerica Bancorporation(a)	6,300	297,297
Western Alliance Bancorp*	11,197	104,804
Wilshire Bancorp, Inc.*	9,930	54,416
Wintrust Financial Corp.(a)	7,350	260,925
		17,585,557
Commercial Services & Supplies — 2.7%
ABM Industries, Inc.	12,860	251,542
ACCO Brands Corp.*	18,477	191,052
Acorn Energy, Inc.	4,341	36,117
American Reprographics Co.*	5,300	26,659
Asset Acceptance Capital Corp.(a)*	5,000	34,000
Asta Funding, Inc.(a)	2,600	24,362
AT Cross Co., Class A(a)*	800	7,896
Brink’s Co. (The)	11,652	270,093
Casella Waste Systems, Inc.,
Class A(a)*	7,210	42,179
Ceco Environmental Corp.(a)	3,800	30,020
Command Security Corp.*	4,300	4,386
Consolidated Graphics, Inc.*	2,500	72,625
Courier Corp.	1,857	24,605
Covanta Holding Corp.	4,872	83,555
Deluxe Corp.(a)	11,800	294,292
Encore Capital Group, Inc.*	6,000	177,720
EnerNOC, Inc.*	4,955	35,874
Ennis, Inc.	5,800	89,204
G&K Services, Inc., Class A	4,300	134,117
Geo Group, Inc. (The)*	13,910	316,035
Healthcare Services Group, Inc.	9,382	181,823
Herman Miller, Inc.	12,502	231,537
HNI Corp.(a)	10,511	270,658
Innerworkings, Inc.(a)*	10,529	142,457
Interface, Inc.	20,182	275,081
Intersections, Inc.	4,100	64,985
KAR Auction Services, Inc.*	7,629	131,143
Kimball International, Inc., Class B(a)	5,536	42,627
Knoll, Inc.	11,450	153,659
Mcgrath Rentcorp	5,300	140,450
Metalico, Inc.(a)*	8,295	18,249
Mine Safety Appliances Co.(a)	9,200	370,208
Mobile Mini, Inc.(a)*	9,585	138,024
Multi-Color Corp.(a)	2,674	59,470
NL Industries, Inc.(a)	11,700	145,899
Portfolio Recovery
Associates, Inc.(a)*	3,600	328,536
Quad/Graphics, Inc.(a)	556	7,995
Schawk, Inc.(a)	5,600	71,120
Standard Parking Corp.*	4,000	86,080
Steelcase, Inc., Class A(a)	19,823	179,002
SYKES Enterprises, Inc.*	11,326	180,763
Team, Inc.*	4,200	130,956
Tetra Tech, Inc.(a)*	13,589	354,401
TMS International Corp., Class A*	1,233	12,293
TRC Cos., Inc.(a)*	7,000	42,560
UniFirst Corp.	3,000	191,250
United Stationers, Inc.	12,800	344,960
US Ecology, Inc.	3,766	66,809
Versar, Inc.(a)*	2,000	6,020
Viad Corp.(a)	4,500	90,000
Virco Manufacturing*	2,494	4,040
		6,609,388

See notes to financial statements.

SA U.S. Small Company Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2012 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Communications Equipment — 1.8%
ADTRAN, Inc.(a)	8,112	$244,901
Anaren, Inc.*	3,900	76,440
Arris Group, Inc.*	29,127	405,157
Aviat Networks, Inc.*	9,723	27,224
Aware, Inc.(a)	4,900	31,605
Bel Fuse, Inc., Class B	1,890	33,283
Black Box Corp.	3,700	106,190
CalAmp Corp.(a)*	5,179	37,962
Calix, Inc.(a)*	10,028	82,430
Communications Systems, Inc.	1,418	15,839
Comtech Telecommunications Corp.(a)	5,325	152,188
Digi International, Inc.(a)*	7,600	77,824
EchoStar Corp., Class A*	5,337	141,004
Emcore Corp.*	1,106	4,889
Emulex Corp.*	21,600	155,520
Extreme Networks(a)*	21,300	73,272
Finisar Corp.(a)*	15,065	225,372
Globecomm Systems, Inc.*	8,871	89,952
Harmonic, Inc.*	27,125	115,553
Infinera Corp.(a)*	23,205	158,722
InterDigital, Inc.(a)	1,686	49,754
Ixia*	12,858	154,553
KVH Industries, Inc.(a)*	3,300	41,250
Loral Space & Communications, Inc.	4,385	295,330
Netgear, Inc.(a)*	8,761	302,342
Network Engines, Inc.*	6,300	8,883
Numerex Corp., Class A(a)*	2,359	21,939
Oplink Communications, Inc.*	4,200	56,826
Optical Cable Corp.	374	1,683
PC-Tel, Inc.(a)	4,100	26,527
Plantronics, Inc.	11,000	367,400
Relm Wireless Corp.(a)*	2,000	3,140
ShoreTel, Inc.*	8,783	38,470
Sonus Networks, Inc.*	82,636	177,667
Sycamore Networks, Inc.(a)*	6,549	95,091
Symmetricom, Inc.*	21,384	128,090
Tellabs, Inc.	22,721	75,661
Telular Corp.(a)	4,597	42,476
Tessco Technologies, Inc.(a)	1,000	22,050
UTStarcom Holdings Corp.(a)*	14,700	17,493
Viasat, Inc.(a)*	8,400	317,268
Westell Technologies, Inc.,
Class A(a)*	13,200	31,416
		4,530,636
Computers & Peripherals — 1.2%
3D Systems Corp.(a)*	10,676	364,479
Astro-Med, Inc.	575	4,577
Avid Technology, Inc.(a)*	1,600	11,888
Cray, Inc.*	8,248	99,636
Datalink Corp.*	3,145	30,035
Diebold, Inc.	14,312	528,256
Dot Hill Systems Corp.*	5,685	6,481
Electronics for Imaging, Inc.*	11,600	188,500
Imation Corp.*	3,897	23,031
Immersion Corp.(a)*	3,300	18,579
Intermec, Inc.*	13,900	86,180
Interphase Corp.(a)*	1,200	5,256
Intevac, Inc.(a)*	4,883	36,720
Lexmark International, Inc., Class A	5,314	141,246
QLogic Corp.*	25,117	343,852
Qualstar Corp.*	3,000	5,700
Rimage Corp.(a)	4,700	37,600
Silicon Graphics International Corp.(a)*	5,367	34,456
STEC, Inc.*	10,200	79,560
Stratasys, Inc.(a)*	4,214	208,804
Super Micro Computer, Inc.(a)*	8,683	137,712
Synaptics, Inc.(a)*	13,601	389,396
Transact Technologies, Inc.*	1,515	11,681
USA Technologies, Inc.(a)*	1,931	2,781
Video Display Corp.*	1,990	7,641
Xyratex Ltd.	4,652	52,614
		2,856,661
Construction & Engineering — 1.1%
Aegion Corp.(a)*	7,800	139,542
Argan, Inc.	1,957	27,359
Comfort Systems USA, Inc.	8,930	89,479
Dycom Industries, Inc.*	8,000	148,880
EMCOR Group, Inc.	16,624	462,480
Furmanite Corp.(a)*	8,080	39,269
Granite Construction, Inc.(a)	8,594	224,389
Great Lakes Dredge & Dock Corp.	12,897	91,827
Integrated Electrical Services, Inc.*	—	—
Layne Christensen Co.*	4,921	101,815
MasTec, Inc.(a)*	20,202	303,838
Michael Baker Corp.*	1,700	44,353
MYR Group, Inc.*	7,125	121,552
Northwest Pipe Co.(a)*	2,100	50,946
Orion Marine Group, Inc.*	5,211	36,269
Pike Electric Corp.(a)*	7,600	58,672
Primoris Services Corp.(a)	10,357	124,284
Shaw Group, Inc. (The)*	15,282	417,351
Sterling Construction Co., Inc.*	3,741	38,233
Tutor Perini Corp.*	9,649	122,253
		2,642,791
Construction Materials — 0.3%
Eagle Materials, Inc.	9,800	365,932
Headwaters, Inc.(a)*	6,553	33,748
Texas Industries, Inc.(a)	6,200	241,862
United States Lime &
Minerals, Inc.(a)*	1,679	78,359
		719,901
Consumer Finance — 0.9%
Cash America International, Inc.(a)	6,500	286,260
CompuCredit Holdings Corp.(a)*	8,609	31,165
Consumer Portfolio Services, Inc.(a)*	10,500	20,160
Credit Acceptance Corp.(a)*	5,133	433,379
DFC Global Corp.*	10,498	193,478
Ezcorp, Inc., Class A*	11,029	258,740
First Cash Financial Services, Inc.*	7,400	297,258
First Marblehead Corp. (The)(a)*	18,037	21,103

See notes to financial statements.

SA U.S. Small Company Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2012 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Consumer Finance (Continued)
Green Dot Corp., Class A(a)*	6,285	$139,024
Nelnet, Inc., Class A	9,000	207,000
Netspend Holdings, Inc.(a)*	6,992	64,257
QC Holdings, Inc.	5,600	23,464
World Acceptance Corp.(a)*	3,636	239,249
		2,214,537
Containers & Packaging — 0.3%
AEP Industries, Inc.(a)*	1,000	43,550
Boise, Inc.	25,804	169,790
Graphic Packaging Holding Co.*	79,328	436,304
Greif, Inc., Class A	164	6,724
Myers Industries, Inc.	8,017	137,572
Northern Technologies
International Corp.(a)*	800	9,176
		803,116
Distributors — 0.2%
Core-Mark Holding Co., Inc.	2,102	101,190
Pool Corp.	11,454	463,429
VOXX International Corp.(a)*	3,800	35,416
		600,035
Diversified Consumer Services — 1.4%
American Public Education, Inc.(a)*	4,715	150,880
Ascent Capital Group, Inc., Class A*	2,620	135,585
Bridgepoint Education, Inc.(a)*	13,163	286,953
Capella Education Co.*	3,000	104,280
Career Education Corp.*	13,047	87,284
Carriage Services, Inc.(a)	3,900	32,448
Coinstar, Inc.(a)*	7,100	487,486
Collectors Universe(a)	1,242	18,233
Grand Canyon Education, Inc.*	10,562	221,168
Hillenbrand, Inc.	15,646	287,573
ITT Educational Services, Inc.(a)*	6,143	373,187
K12, Inc.(a)*	7,906	184,210
Learning Tree International, Inc.(a)*	5,000	21,850
Lincoln Educational Services Corp.	5,874	38,181
Mac-Gray Corp.	2,474	34,859
Matthews International Corp.,
Class A(a)	6,900	224,181
Regis Corp.(a)	12,625	226,745
Spectrum Group International, Inc.*	7,402	14,064
Steiner Leisure Ltd.*	3,146	146,006
Stewart Enterprises, Inc., Class A(a)	18,484	131,976
Strayer Education, Inc.(a)	2,100	228,942
Universal Technical Institute, Inc.	5,900	79,709
		3,515,800
Diversified Financial Services — 0.4%
Interactive Brokers Group, Inc.,
Class A	11,372	167,396
MarketAxess Holdings, Inc.	8,912	237,416
Marlin Business Services Corp.(a)	2,800	45,892
MicroFinancial, Inc.	400	3,240
NewStar Financial, Inc.(a)*	13,144	170,346
PHH Corp.(a)*	12,067	210,931
Pico Holdings, Inc.(a)*	4,593	102,929
Primus Guaranty Ltd.(a)*	3,700	27,750
Resource America, Inc.(a)	3,800	24,244
		990,144
Diversified Telecommunication Services — 0.7%
AboveNet, Inc.*	5,547	465,948
Atlantic Tele-Network, Inc.(a)	3,600	121,428
Cincinnati Bell, Inc.(a)*	51,900	193,068
Cogent Communications
Group, Inc.(a)*	285	5,486
Consolidated Communications
Holdings, Inc.(a)	7,482	110,734
General Communication, Inc.,
Class A*	16,861	140,115
Hawaiian Telcom Holdco, Inc.(a)*	187	3,648
HickoryTech Corp.(a)	4,037	44,851
IDT Corp., Class B(a)	4,900	48,069
Iridium Communications, Inc.*	13,394	120,010
Lumos Networks Corp.	4,685	44,273
Neutral Tandem, Inc.*	6,782	89,387
Orbcomm, Inc.(a)*	6,700	21,842
Premiere Global Services, Inc.*	13,860	116,285
Primus Telecommunications
Group, Inc.(a)	1,001	15,586
SureWest Communications	3,708	78,128
Vonage Holdings Corp.(a)*	36,070	72,501
		1,691,359
Electric Utilities — 1.4%
Allete, Inc.	7,400	309,320
Cleco Corp.	10,032	419,639
El Paso Electric Co.	11,500	381,340
Empire District Electric Co.	7,700	162,470
IDACORP, Inc.	10,600	446,048
MGE Energy, Inc.(a)	4,500	212,850
Otter Tail Corp.(a)	7,214	164,984
PNM Resources, Inc.	17,350	339,019
Portland General Electric Co.	14,100	375,906
UIL Holdings Corp.	5,166	185,253
Unitil Corp.	2,200	58,300
UNS Energy Corp.	8,000	307,280
		3,362,409
Electrical Equipment — 1.4%
Acuity Brands, Inc.(a)	5,663	288,303
Allied Motion Technologies, Inc.	1,600	9,600
American Superconductor Corp.(a)*	1,309	6,152
AZZ, Inc.	2,700	165,402
Belden, Inc.	10,530	351,175
Brady Corp., Class A	11,473	315,622
Coleman Cable, Inc.	2,781	24,167
Encore Wire Corp.(a)	5,200	139,256
EnerSys*	10,800	378,756
See notes to financial statements.

SA U.S. Small Company Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2012 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Electrical Equipment (Continued)
Franklin Electric Co., Inc.	5,300	$270,989
Generac Holdings, Inc.(a)*	15,486	372,593
General Cable Corp.(a)*	10,934	283,628
Global Power Equipment
Group, Inc.(a)	3,290	71,854
II-VI, Inc.*	23,822	397,113
LSI Industries, Inc.	4,900	34,888
Magnetek, Inc.(a)*	979	15,116
Ocean Power Technologies, Inc.(a)*	1,700	3,536
Orion Energy Systems, Inc.(a)*	3,100	6,820
Powell Industries, Inc.(a)*	2,600	97,136
PowerSecure International, Inc.*	5,500	27,390
Preformed Line Products Co.	850	49,224
SL Industries, Inc.*	986	13,005
Steel Excel, Inc.*	2,972	80,690
Ultralife Corp.*	3,600	13,896
Vicor Corp.	11,546	80,129
		3,496,440
Electronic Equipment, Instruments & Components — 2.8%
ADDvantage Technologies
Group, Inc.*	2,400	4,956
Aeroflex Holding Corp.(a)*	132	799
Agilysys, Inc.(a)*	5,376	46,610
Anixter International, Inc.	6,269	332,570
Badger Meter, Inc.(a)	3,000	112,650
Benchmark Electronics, Inc.*	14,710	205,205
Brightpoint, Inc.*	19,839	107,329
Checkpoint Systems, Inc.*	8,500	74,035
Clearfield, Inc.(a)*	1,600	7,696
Cognex Corp.	9,915	313,810
Coherent, Inc.*	6,900	298,770
CTS Corp.	6,500	61,230
Daktronics, Inc.	9,792	67,663
Digital Theater Systems, Inc.(a)*	3,700	96,496
Echelon Corp.(a)*	6,379	22,199
Electro Rent Corp.	6,482	105,203
Electro Scientific Industries, Inc.	7,067	83,532
eMagin Corp.*	3,154	9,746
Fabrinet(a)*	5,128	64,356
FARO Technologies, Inc.*	3,250	136,760
FEI Co.*	9,800	468,832
Frequency Electronics, Inc.*	1,400	11,312
GSI Group, Inc.*	8,322	95,370
I.D. Systems, Inc.(a)*	2,750	12,045
IEC Electronics Corp.(a)*	800	4,864
Insight Enterprises, Inc.*	10,250	172,508
Intelli-Check - Mobilisa, Inc.(a)*	3,500	6,020
IntriCon Corp.*	1,000	6,550
IPG Photonics Corp.(a)*	2,502	109,062
Iteris, Inc.(a)*	7,798	10,449
Itron, Inc.*	7,476	308,310
Kemet Corp.*	8,936	53,705
KEY Tronic Corp.(a)*	1,700	14,008
LeCroy Corp.*	5,920	84,419
Littelfuse, Inc.	4,865	276,770
LoJack Corp.*	6,666	20,131
Measurement Specialties, Inc.*	3,300	107,283
Mercury Computer Systems, Inc.*	6,770	87,536
Methode Electronics, Inc., Class A	8,200	69,782
MTS Systems Corp.	3,800	146,490
Multi-Fineline Electronix, Inc.*	6,500	160,160
NAPCO Security Technologies, Inc.*	4,850	14,259
NetList, Inc.(a)*	3,200	7,232
Newport Corp.*	13,303	159,902
OSI Systems, Inc.*	4,180	264,761
PAR Technology Corp.*	3,000	14,790
Park Electrochemical Corp.	4,194	108,541
PC Connection, Inc.(a)	6,200	65,844
PC Mall, Inc.(a)*	2,200	11,902
Perceptron, Inc.*	1,100	6,072
Plexus Corp.*	8,900	250,980
Power-One, Inc.(a)*	23,462	106,048
Radisys Corp.(a)*	8,500	53,380
RealD, Inc.*	804	12,028
Remec, Inc.(b)*	4,693	—
Research Frontiers, Inc.(a)*	2,600	8,112
Richardson Electronics Ltd.(a)	2,700	33,291
Rofin-Sinar Technologies, Inc.(a)*	7,200	136,296
Rogers Corp.*	3,900	154,479
Sanmina-SCI Corp.*	17,544	143,685
Scansource, Inc.*	6,012	184,208
SYNNEX Corp.(a)*	7,805	269,194
Tech Data Corp.*	498	23,989
TTM Technologies, Inc.(a)*	16,816	158,239
Ultimate Electrs, Inc.(b)*	1,600	—
Viasystems Group, Inc.(a)*	2,056	34,952
Vishay Intertechnology, Inc.(a)*	26,358	248,556
Vishay Precision Group, Inc.(a)*	2,771	38,655
Zygo Corp.*	3,600	64,296
		6,950,912
Energy Equipment & Services — 1.7%
Basic Energy Services, Inc.(a)*	9,300	95,976
Bolt Technology Corp.(a)	2,382	35,754
Bristow Group, Inc.	8,471	344,516
Dawson Geophysical Co.*	1,100	26,202
ENGlobal Corp.(a)*	6,100	9,150
Exterran Holdings, Inc.(a)*	12,360	157,590
Global Geophysical Services, Inc.(a)*	13,166	80,576
Gulf Island Fabrication, Inc.	3,600	101,556
Gulfmark Offshore, Inc., Class A*	5,929	201,823
Heckmann Corp.(a)*	29,185	98,645
Helix Energy Solutions Group, Inc.*	26,225	430,352
Hercules Offshore, Inc.*	31,448	111,326
Hornbeck Offshore Services, Inc.*	7,200	279,216
ION Geophysical Corp.(a)*	58,175	383,373
Key Energy Services, Inc.*	29,959	227,688
Lufkin Industries, Inc.	3,330	180,886
Matrix Service Co.*	5,900	66,965
Mitcham Industries, Inc.*	2,601	44,139

See notes to financial statements.

SA U.S. Small Company Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2012 (Continued)

	SHARES	VALUE†

COMMON STOCKS (Continued)
Energy Equipment & Services (Continued)
Natural Gas Services Group, Inc.(a)*	2,500	$37,050
Newpark Resources(a)*	19,900	117,410
OYO Geospace Corp.*	1,000	89,990
Parker Drilling Co.*	28,039	126,456
PHI, Inc.(a)*	2,300	63,963
Pioneer Drilling Co.*	12,313	98,135
RigNet, Inc.(a)*	146	2,539
SEACOR Holdings, Inc.*	4,211	376,379
Tesco Corp.*	7,980	95,760
Tetra Technologies, Inc.*	16,850	120,140
TGC Industries, Inc.*	6,500	63,115
Union Drilling, Inc.(a)*	5,000	22,400
Willbros Group, Inc.(a)*	9,856	63,670
		4,152,740
Food & Staples Retailing — 1.3%
Casey’s General Stores, Inc.	12,174	718,144
Harris Teeter Supermarkets, Inc.	10,900	446,791
Ingles Markets, Inc.(a)	2,600	41,678
Nash Finch Co.	2,253	48,395
PriceSmart, Inc.(a)	7,300	492,823
Spartan Stores, Inc.(a)	6,657	120,691
SUPERVALU, Inc.(a)	42,984	222,657
Susser Holdings Corp.*	4,500	167,265
The Andersons, Inc.(a)	4,100	174,906
The Pantry, Inc.*	5,100	74,970
United Natural Foods, Inc.*	9,300	510,198
Weis Markets, Inc.(a)	6,390	284,483
		3,303,001
Food Products — 2.3%
Alico, Inc.(a)	1,300	39,702
B&G Foods, Inc.(a)	12,000	319,200
Bridgford Foods Corp.*	101	783
Cal-Maine Foods, Inc.	5,100	199,410
Calavo Growers, Inc.(a)	5,041	128,949
Chiquita Brands International, Inc.(a)*	4,600	23,000
Coffee Holding Co., Inc.(a)	600	3,540
Darling International, Inc.*	28,400	468,316
Dean Foods Co.*	24,006	408,822
Diamond Foods, Inc.(a)	4,637	82,724
Dole Food Co., Inc.(a)*	18,855	165,547
Farmer Bros. Co.(a)*	3,200	25,472
Fresh Del Monte Produce, Inc.	13,331	312,878
Hain Celestial Group, Inc.*	10,979	604,284
J&J Snack Foods Corp.	4,500	265,950
John B. Sanfilippo & Son, Inc.(a)*	2,650	47,302
Lancaster Colony Corp.	7,600	541,196
Lifeway Foods, Inc.(a)	3,800	39,406
Limoneira Co.(a)	145	2,352
Omega Protein Corp.*	4,197	30,890
Overhill Farms, Inc.*	1,600	6,272
Pilgrim’s Pride Corp.(a)*	38,028	271,900
Rocky Mountain Chocolate
Factory, Inc.(a)	1,260	14,629
Sanderson Farms, Inc.	5,434	248,986
Scheid Vineyards, Inc., Class A*	20	265
Seneca Foods Corp., Class A(a)*	1,249	33,598
Smart Balance, Inc.(a)*	17,615	165,405
Snyders-Lance, Inc.	16,940	427,396
Tootsie Roll Industries, Inc.(a)	9,272	221,230
TreeHouse Foods, Inc.*	7,400	460,946
		5,560,350
Gas Utilities — 0.7%
Chesapeake Utilities Corp.(a)	2,043	89,320
Delta Natural Gas Co., Inc.(a)	400	8,692
Gas Natural, Inc.(a)	300	3,030
Laclede Group, Inc. (The)(a)	4,500	179,145
New Jersey Resources Corp.(a)	9,451	412,158
Northwest Natural Gas Co.	6,800	323,680
RGC Resources, Inc.	400	7,148
South Jersey Industries, Inc.	6,400	326,208
Southwest Gas Corp.	9,900	432,135
		1,781,516
Health Care Equipment & Supplies — 3.2%
Abaxis, Inc.(a)*	2,970	109,890
ABIOMED, Inc.(a)*	6,379	145,569
Accuray, Inc.(a)*	17,223	117,805
Alere, Inc.(a)*	23	447
Align Technology, Inc.(a)*	17,775	594,751
Alphatec Holdings, Inc.*	14,824	27,276
Analogic Corp.	3,000	186,000
Angiodynamics, Inc.*	6,163	74,018
Anika Therapeutics, Inc.*	4,100	55,719
Arthrocare Corp.*	6,000	175,680
AtriCure, Inc.(a)*	2,740	26,331
Biolase, Inc.*	5,776	11,265
Bovie Medical Corp.*	4,900	11,270
Cantel Medical Corp.	5,925	161,456
CAS Medical Systems, Inc.(a)*	1,129	1,976
Cerus Corp.(a)*	3,530	11,720
Conceptus, Inc.(a)*	12,100	239,822
Conmed Corp.	7,150	197,840
CryoLife, Inc.*	6,300	32,949
Cutera, Inc.*	3,899	28,053
Cyberonics, Inc.(a)*	6,200	278,628
Cynosure, Inc., Class A*	2,037	43,083
Digirad Corp.*	2,100	4,641
Endologix, Inc.*	11,103	171,430
Exactech, Inc.(a)*	2,535	42,512
Greatbatch, Inc.(a)*	7,881	178,977
Haemonetics Corp.*	5,900	437,249
Hill-Rom Holdings, Inc.	8,017	247,324
ICU Medical, Inc.(a)*	2,950	157,471
Integra LifeSciences Holdings Corp.*	6,543	243,269
Invacare Corp.	9,357	144,379
Iridex Corp.*	1,000	4,020

See notes to financial statements.

SA U.S. Small Company Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2012 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Health Care Equipment & Supplies (Continued)
IRIS International, Inc.*	4,200	$47,460
LeMaitre Vascular, Inc.	6,218	37,308
Masimo Corp.*	9,492	212,431
Meridian Bioscience, Inc.(a)	242	4,951
Merit Medical Systems, Inc.*	15,874	219,220
Misonix, Inc.*	2,200	5,148
Natus Medical, Inc.*	8,702	101,117
Neogen Corp.(a)*	4,517	208,685
NuVasive, Inc.*	8,100	205,416
OraSure Technologies, Inc.(a)*	9,193	103,329
Orthofix International NV*	3,589	148,046
Palomar Medical
Technologies, Inc.(a)*	3,882	32,997
PhotoMedex, Inc.(a)*	559	6,792
Quidel Corp.(a)*	10,385	162,837
Rochester Medical Corp.(a)*	1,500	16,140
Rockwell Medical
Technologies, Inc.(a)*	2,600	24,206
RTI Biologics, Inc.*	11,039	41,507
Solta Medical, Inc.(a)*	10,131	29,684
Spectranetics Corp.*	7,200	82,224
Staar Surgical Co.(a)*	5,280	41,026
STERIS Corp.	12,888	404,297
SurModics, Inc.*	3,700	64,010
Symmetry Medical, Inc.*	11,100	95,238
Theragenics Corp.*	7,500	15,075
Thoratec Corp.*	17,008	571,129
Tornier NV*	514	11,524
TranS1, Inc.(a)*	2,263	5,612
Uroplasty, Inc.*	2,952	13,550
Vascular Solutions, Inc.*	6,500	81,640
West Pharmaceutical Services, Inc.(a)	7,400	373,626
Wright Medical Group, Inc.(a)*	8,500	181,475
Young Innovations, Inc.(a)	1,900	65,531
		7,776,051
Health Care Providers & Services — 3.6%
Acadia Healthcare Co., Inc.*	1,075	18,855
Air Methods Corp.(a)*	3,348	328,941
Almost Family, Inc.(a)*	1,100	24,574
Amedisys, Inc.*	6,053	75,360
AMN Healthcare Services, Inc.*	9,000	53,370
Amsurg Corp.*	7,750	232,345
Assisted Living Concepts, Inc.,
Class A	4,248	60,407
Bio-Reference Labs, Inc.(a)*	5,243	137,786
BioScrip, Inc.(a)*	12,988	96,501
Brookdale Senior Living, Inc.*	4,203	74,561
Capital Senior Living Corp.(a)*	9,398	99,619
Centene Corp.*	10,900	328,744
Chemed Corp.(a)	5,500	332,420
Chindex International, Inc.(a)*	2,640	25,872
Community Health Systems, Inc.*	1,072	30,048
Corvel Corp.(a)*	2,550	124,950
Cross Country Healthcare, Inc.(a)*	6,900	30,153
Emeritus Corp.(a)*	9,685	162,999
Ensign Group, Inc. (The)(a)	4,200	118,734
ExamWorks Group, Inc.(a)*	2,027	26,817
Five Star Quality Care, Inc.*	12,800	39,296
Gentiva Health Services, Inc.*	6,500	45,045
Hanger, Inc.*	8,636	221,427
Healthsouth Corp.*	18,900	439,614
Healthways, Inc.*	6,798	54,248
HMS Holdings Corp.*	11,655	388,228
Integramed America, Inc.(a)*	3,512	48,641
IPC The Hospitalist Co., Inc.(a)*	2,665	120,778
Kindred Healthcare, Inc.(a)*	11,383	111,895
Landauer, Inc.(a)	1,800	103,194
LCA-Vision, Inc.(a)*	5,917	25,443
LHC Group, Inc.*	3,800	64,448
LifePoint Hospitals, Inc.(a)*	11,278	462,172
Lincare Holdings, Inc.	3,116	106,006
Magellan Health Services, Inc.*	11,300	512,229
Medcath Corp.	3,122	23,321
Metropolitan Health Networks, Inc.*	12,789	122,391
MModal, Inc.(a)*	14,267	185,186
Molina Healthcare, Inc.*	11,450	268,617
MWI Veterinary Supply, Inc.(a)*	2,292	235,549
National Healthcare Corp.(a)	3,000	135,690
Owens & Minor, Inc.(a)	12,204	373,808
PDI, Inc.*	3,600	29,664
PharMerica Corp.*	5,650	61,698
Providence Service Corp.*	4,498	61,668
PSS World Medical, Inc.(a)*	24,238	508,756
Psychemedics Corp.	400	4,116
RadNet, Inc.*	8,150	21,679
Select Medical Holdings Corp.*	32,321	326,765
Skilled Healthcare Group, Inc.,
Class A(a)*	3,695	23,205
SRI/Surgical Express, Inc.(a)*	1,100	4,048
Sun Healthcare Group, Inc.(a)*	4,743	39,699
Sunrise Senior Living, Inc.(a)*	11,840	86,314
Team Health Holdings, Inc.*	14,045	338,344
Tenet Healthcare Corp.*	40,221	210,758
Triple-S Management Corp., Class B*	4,035	73,760
U.S. Physical Therapy, Inc.	2,650	67,389
Universal American Corp.(a)*	16,273	171,355
VCA Antech, Inc.*	17,829	391,881
		8,891,381
Health Care Technology — 0.3%
Arrhythmia Research Technology, Inc.	200	592
Computer Programs &
Systems, Inc.(a)	1,836	105,056
Epocrates, Inc.(a)*	575	4,612
HealthStream, Inc.*	6,062	157,612
MedAssets, Inc.*	13,437	180,728
Medidata Solutions, Inc.*	4,602	150,347
Merge Healthcare, Inc.(a)*	2,113	6,043
Omnicell, Inc.*	7,752	113,489
Quality Systems, Inc.	4,774	131,333
Simulations Plus, Inc.	800	3,328
		853,140

See notes to financial statements.

SA U.S. Small Company Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2012 (Continued)

	SHARES	VALUE†

COMMON STOCKS (Continued)
Hotels, Restaurants & Leisure — 4.0%
AFC Enterprises, Inc.*	6,349	$146,916
Ambassadors Group, Inc.(a)	3,300	17,952
Ameristar Casinos, Inc.	9,200	163,484
Bally Technologies, Inc.*	9,699	452,555
Benihana, Inc., Class A(a)	4,448	71,657
Biglari Holdings, Inc.(a)*	320	123,645
BJ’s Restaurants, Inc.(a)*	8,000	304,000
Bluegreen Corp.(a)*	7,100	35,216
Bob Evans Farms, Inc.(a)	7,000	281,400
Boyd Gaming Corp.(a)*	16,663	119,974
Bravo Brio Restaurant Group, Inc.*	2,019	35,999
Brinker International, Inc.(a)	16,410	522,987
Buffalo Wild Wings, Inc.(a)*	4,000	346,560
Caribou Coffee Co., Inc.(a)*	5,058	65,299
Carrols Restaurant Group, Inc.(a)*	8,600	51,084
CEC Entertainment, Inc.	5,150	187,305
Cheesecake Factory, Inc. (The)(a)*	13,476	430,693
Choice Hotels International, Inc.(a)	939	37,494
Churchill Downs, Inc.	3,820	224,578
Cracker Barrel Old Country Store, Inc.	5,000	314,000
DineEquity, Inc.*	3,900	174,096
Domino’s Pizza, Inc.	16,189	500,402
Dover Downs Gaming &
Entertainment, Inc.	3,400	10,234
Dover Motorsports, Inc.*	4,000	5,200
Einstein Noah Restaurant Group, Inc.	3,600	63,216
Famous Dave’s Of America, Inc.(a)*	2,145	23,702
Fiesta Restaurant Group, Inc.(a)*	8,600	113,778
Full House Resorts, Inc.*	4,300	12,341
Gaming Partners International Corp.	1,300	7,969
Gaylord Entertainment Co.(a)*	10,022	386,448
International Speedway Corp.,
Class A	6,832	178,862
Interval Leisure Group, Inc.	15,989	303,951
Isle of Capri Casinos, Inc.*	3,087	19,047
J. Alexander’s Corp.(a)*	800	9,088
Jack in the Box, Inc.*	14,400	401,472
Kona Grill, Inc.*	1,540	13,891
Krispy Kreme Doughnuts, Inc.(a)*	15,525	99,205
Life Time Fitness, Inc.(a)*	10,707	497,983
Luby’s, Inc.*	7,260	48,642
Marcus Corp. (The)	4,500	61,920
Monarch Casino & Resort, Inc.*	3,600	32,904
MTR Gaming Group, Inc.*	6,300	29,925
Multimedia Games Holding Co., Inc.*	6,030	84,420
Nathan’s Famous, Inc.*	1,385	40,857
Orient-Express Hotels Ltd.*	22,892	191,606
Papa John’s International, Inc.*	6,315	300,405
Peet’s Coffee & Tea, Inc.(a)*	1,943	116,658
Pinnacle Entertainment, Inc.*	13,499	129,860
Red Lion Hotels Corp.(a)*	4,500	38,925
Red Robin Gourmet Burgers, Inc.*	3,300	100,683
Rick’s Cabaret International, Inc.(a)*	2,209	19,152
Ruby Tuesday, Inc.(a)*	14,262	97,124
Ruth’s Hospitality Group, Inc.*	8,054	53,156
Scientific Games Corp., Class A*	19,954	170,607
Shuffle Master, Inc.*	13,762	189,916
Sonic Corp.*	15,175	152,053
Speedway Motorsports, Inc.(a)	10,200	172,482
Texas Roadhouse, Inc., Class A	15,300	281,979
Town Sports International
Holdings, Inc.*	8,000	106,320
Vail Resorts, Inc.	8,330	417,166
Wendy’s Co. (The)	5,771	27,239
WMS Industries, Inc.(a)*	10,892	217,295
		9,834,977
Household Durables — 1.1%
American Greetings Corp., Class A(a)	9,420	137,720
Bassett Furniture Industries, Inc.	2,600	26,806
Beazer Homes USA, Inc.(a)*	16,520	53,690
Blyth, Inc.(a)	4,000	138,240
California Coastal
Communities, Inc.(b)*	1,800	—
Cavco Industries, Inc.*	1,100	56,408
CSS Industries, Inc.	2,100	43,155
Dixie Group, Inc.*	2,300	8,740
Emerson Radio Corp.(a)*	1,300	2,639
Ethan Allen Interiors, Inc.	7,100	141,503
Helen of Troy Ltd.*	7,111	240,992
Hooker Furniture Corp.(a)	2,500	29,475
iRobot Corp.*	1,378	30,523
KB Home(a)	18,500	181,300
La-Z-Boy, Inc.*	12,086	148,537
Libbey, Inc.*	4,508	69,288
Lifetime Brands, Inc.(a)	3,200	39,904
M.D.C. Holdings, Inc.	11,867	387,695
M/I Homes, Inc.*	6,041	104,630
Meritage Homes Corp.(a)*	7,928	269,076
Orleans Homebuilders, Inc.(b)*	4,953	—
Ryland Group, Inc.(a)	11,100	283,938
Sealy Corp.(a)*	10,800	19,980
Standard Pacific Corp.(a)*	44,971	278,371
Stanley Furniture Co., Inc.(a)*	927	3,699
Universal Electronics, Inc.*	2,800	36,876
Zagg, Inc.*	1,096	11,957
		2,745,142
Household Products — 0.3%
Central Garden and Pet Co.*	5,300	55,014
Central Garden and Pet Co.,
Class A(a)*	8,850	96,376
Spectrum Brands Holdings, Inc.*	13,807	449,694
WD-40 Co.	5,000	249,050
		850,134
Independent Power Producers & Energy Traders — 0.2%
Atlantic Power Corp.(a)*	22,398	286,918
Genie Energy Ltd.(a)	4,900	38,073
Ormat Technologies, Inc.(a)	8,635	184,703
Synthesis Energy Systems, Inc.(a)*	5,474	6,678
		516,372

See notes to financial statements.

SA U.S. Small Company Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2012 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Industrial Conglomerates — 0.2%
Raven Industries, Inc.	3,600	$250,524
Standex International Corp.	2,700	114,939
		365,463
Insurance — 4.1%
American Equity Investment Life
Holding Co.(a)	14,459	159,194
American National Insurance Co.	63	4,490
American Safety Insurance
Holdings Ltd.*	1,683	31,556
Amerisafe, Inc.*	3,900	101,205
Amtrust Financial Services, Inc.	14,064	417,841
Argo Group International Holdings Ltd.	6,959	203,690
Aspen Insurance Holdings Ltd.	14,127	408,270
Baldwin & Lyons, Inc., Class B(a)	1,818	42,250
Citizens, Inc., Class A(a)*	11,958	116,591
CNO Financial Group, Inc.	60,833	474,497
Crawford & Co., Class A(a)	10,528	40,638
Crawford & Co., Class B	3,991	16,323
Donegal Group, Inc., Class A	4,648	61,725
Eastern Insurance Holdings, Inc.	1,700	28,900
eHealth, Inc.(a)*	4,659	75,056
EMC Insurance Group, Inc.(a)	3,800	76,760
Employers Holdings, Inc.(a)	8,742	157,706
Endurance Specialty Holdings Ltd.	10,080	386,266
Enstar Group Ltd.*	2,824	279,407
FBL Financial Group, Inc., Class A(a)	6,600	184,866
First Acceptance Corp.*	15,539	20,822
First American Financial Corp.	23,254	394,388
Flagstone Reinsurance Holdings SA(a)	16,257	130,219
Global Indemnity PLC*	3,524	71,361
Greenlight Capital Re Ltd., Class A*	7,603	193,268
Hallmark Financial Services(a)*	5,700	44,460
Hanover Insurance Group, Inc.	4,114	160,981
Hilltop Holdings, Inc.*	11,080	114,235
Homeowners Choice, Inc.(a)	2,348	41,325
Horace Mann Educators Corp.	9,218	161,131
Independence Holding Co.(a)	3,520	34,672
Infinity Property & Casualty Corp.	4,300	247,981
Kemper Corp.	13,679	420,629
Maiden Holdings Ltd.	14,533	126,146
MBIA, Inc.(a)*	46,492	502,579
Meadowbrook Insurance Group, Inc.	13,262	116,573
Montpelier Re Holdings Ltd.	15,417	328,228
National Financial Partners Corp.(a)*	9,600	128,640
National Interstate Corp.	4,200	111,678
Navigators Group, Inc.*	3,600	180,180
OneBeacon Insurance Group Ltd.	4,825	62,822
Platinum Underwriters Holdings Ltd.	7,812	297,637
Presidential Life Corp.	6,036	59,334
Primerica, Inc.	15,395	411,508
ProAssurance Corp.	1,788	159,293
Protective Life Corp.	9,684	284,806
RLI Corp.(a)	5,800	395,560
Safety Insurance Group, Inc.	3,900	158,496
SeaBright Holdings, Inc.	4,800	42,672
Selective Insurance Group	13,800	240,258
StanCorp Financial Group, Inc.(a)	8,398	312,070
State Auto Financial Corp.	9,900	139,095
Stewart Information Services Corp.(a)	3,258	50,010
Symetra Financial Corp.	25,025	315,815
The Phoenix Companies, Inc.(a)*	6,098	11,281
Tower Group, Inc.(a)	8,548	178,397
Unico American Corp.	1,700	17,204
United Fire Group, Inc.	6,100	130,113
Universal Insurance Holdings, Inc.(a)	8,650	29,497
		10,092,595
Internet & Catalog Retail — 0.5%
1-800-Flowers.com, Inc., Class A*	5,700	19,893
Blue Nile, Inc.(a)*	1,760	52,289
Gaiam, Inc., Class A(a)*	2,400	9,360
Hollywood Media Corp.(a)*	10,017	12,020
HSN, Inc.	13,883	560,179
NutriSystem, Inc.(a)	6,914	79,926
Orbitz Worldwide, Inc.(a)*	20,694	75,533
Overstock.com, Inc.(a)*	2,600	17,966
PetMed Express, Inc.(a)	8,500	103,360
Shutterfly, Inc.(a)*	8,113	248,988
US Auto Parts Network, Inc.(a)*	6,100	25,498
Valuevision Media, Inc., Class A(a)*	7,971	16,580
Vitacost.com, Inc.(a)*	1,333	7,865
		1,229,457
Internet Software & Services — 2.0%
Ancestry.com, Inc.(a)*	11,385	313,429
AOL, Inc.*	9,089	255,219
Blucora, Inc.*	9,900	121,968
comScore, Inc.(a)*	1,870	30,780
Constant Contact, Inc.(a)*	4,092	73,165
CoStar Group, Inc.(a)*	5,232	424,838
DealerTrack Holdings, Inc.*	8,700	261,957
Demand Media, Inc.(a)*	251	2,811
Dice Holdings, Inc.(a)*	21,227	199,322
Digital River, Inc.*	8,400	139,608
Earthlink, Inc.	26,700	198,648
Envestnet, Inc.(a)*	5,129	61,548
Internap Network Services Corp.*	18,988	123,612
Ipass, Inc.(a)*	14,400	34,272
j2 Global, Inc.(a)	9,900	261,558
Keynote Systems, Inc.	3,480	51,678
KIT Digital, Inc.(a)*	9,981	42,818
Limelight Networks, Inc.(a)*	23,946	70,162
Liquidity Services, Inc.*	7,636	390,887
LogMeIn, Inc.(a)*	3,018	92,109
Market Leader, Inc.*	7,323	37,201
Monster Worldwide, Inc.(a)*	2,164	18,394
Move, Inc.*	8,625	78,574
NIC, Inc.	15,366	195,148
Onvia, Inc.*	181	706
OpenTable, Inc.(a)*	2,555	115,001

See notes to financial statements.

SA U.S. Small Company Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2012 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Internet Software & Services (Continued)
Perficient, Inc.*	7,000	$78,610
QuinStreet, Inc.*	9,301	86,127
RealNetworks, Inc.(a)	7,600	65,664
Reis, Inc.*	2,638	25,338
Responsys, Inc.(a)*	2,140	25,937
Saba Software, Inc.*	5,756	53,416
Soundbite Communications, Inc.(a)*	700	1,841
Spark Networks, Inc.(a)*	6,600	34,056
Stamps.com, Inc.*	3,476	85,753
support.com, Inc.(a)*	11,250	35,887
TechTarget, Inc.*	10,402	52,426
Tower Automotive, Inc.(b)*	6,500	—
United Online, Inc.(a)	31,957	134,859
Valueclick, Inc.*	16,915	277,237
VistaPrint NV(a)*	7,397	238,923
Web.com Group, Inc.*	6,623	121,333
XO Group, Inc.*	6,500	57,655
Zix Corp.(a)*	8,420	21,892
		4,992,367
IT Services — 2.9%
Acxiom Corp.*	19,589	295,990
CACI International, Inc., Class A*	6,700	368,634
Cardtronics, Inc.*	10,264	310,075
Cass Information Systems, Inc.(a)	1,630	65,607
Ciber, Inc.*	14,781	63,706
Computer Task Group, Inc.(a)*	4,027	60,365
Convergys Corp.(a)	27,237	402,290
CoreLogic, Inc.*	16,824	308,047
CSG Systems International, Inc.*	10,600	183,168
Dynamics Research Corp.*	2,200	12,782
Edgewater Technology, Inc.*	2,300	8,947
Euronet Worldwide, Inc.*	11,400	195,168
ExlService Holdings, Inc.*	7,800	192,192
Forrester Research, Inc.	8,761	296,647
Global Cash Access Holdings, Inc.*	21,692	156,399
Hackett Group, Inc.*	8,900	49,573
Heartland Payment Systems, Inc.	9,197	276,646
Higher One Holdings, Inc.(a)*	2,831	34,595
iGate Corp.*	16,379	278,771
Innodata, Inc.*	5,684	38,879
Lender Processing Services, Inc.	12,703	321,132
Lionbridge Technologies, Inc.*	115	362
Mantech International Corp., Class A(a)	5,280	123,922
Mattersight Corp.(a)*	2,167	17,293
MAXIMUS, Inc.	8,800	455,400
ModusLink Global Solutions, Inc.(a)*	3,550	10,615
MoneyGram International, Inc.*	7,720	112,712
NeuStar, Inc., Class A*	14,088	470,539
Official Payments Holdings, Inc.*	3,900	15,210
Online Resources Corp.*	7,229	17,566
PRG-Schultz International, Inc.*	3,839	30,520
Sapient Corp.(a)	32,503	327,305
Syntel, Inc.	9,300	564,510
TeleTech Holdings, Inc.*	13,200	211,200
TNS, Inc.*	4,841	86,848
Unisys Corp.(a)*	8,067	157,710
Virtusa Corp.*	7,876	105,145
Wright Express Corp.(a)*	8,700	536,964
		7,163,434
Leisure Equipment & Products — 0.6%
Arctic Cat, Inc.*	3,625	132,530
Black Diamond, Inc.*	1,900	17,955
Brunswick Corp.	17,545	389,850
Callaway Golf Co.(a)	14,500	85,695
Cybex International, Inc.(a)*	4,100	6,642
Escalade, Inc.(a)	1,950	10,803
Jakks Pacific, Inc.(a)	6,200	99,262
Johnson Outdoors, Inc., Class A*	1,000	20,600
Leapfrog Enterprises, Inc.*	12,889	132,241
Marine Products Corp.	10,020	60,922
Smith & Wesson Holding Corp.*	12,562	104,390
Steinway Musical Instruments*	2,573	63,038
Sturm Ruger & Co., Inc.(a)	6,513	261,497
		1,385,425
Life Sciences Tools & Services — 0.5%
Affymetrix, Inc.(a)*	1,246	5,844
BioClinica, Inc.*	3,200	15,456
Cambrex Corp.*	4,800	45,168
Charles River Laboratories
International, Inc.*	9,177	300,638
eResearchTechnology, Inc.(a)*	14,087	112,555
Furiex Pharmaceuticals, Inc.(a)*	2,517	52,731
Harvard Bioscience, Inc.*	10,123	38,164
Luminex Corp.(a)*	3,512	86,009
Medtox Scientific, Inc.*	3,300	88,968
Parexel International Corp.*	14,526	410,069
pSivida Corp.(a)*	1,891	4,368
Strategic Diagnostics, Inc.*	7,150	8,580
		1,168,550
Machinery — 3.7%
Accuride Corp.(a)*	1,836	11,016
Actuant Corp., Class A(a)	17,051	463,105
Adept Technology, Inc.(a)*	1,000	4,150
Alamo Group, Inc.	2,600	81,562
Albany International Corp., Class A	7,000	130,970
Altra Holdings, Inc.	5,857	92,424
American Railcar Industries, Inc.*	5,900	159,890
Ampco-Pittsburgh Corp.	2,200	40,326
Astec Industries, Inc.*	5,264	161,500
Barnes Group, Inc.(a)	13,700	332,773
Blount International, Inc.(a)*	11,988	175,624
Briggs & Stratton Corp.(a)	11,900	208,131
Cascade Corp.	2,400	112,920
Chart Industries, Inc.*	6,734	463,030
CIRCOR International, Inc.	3,400	115,906
Columbus McKinnon Corp.*	3,900	58,851
Commercial Vehicle Group, Inc.*	6,000	51,720
Douglas Dynamics, Inc.(a)	3,998	56,972

See notes to financial statements.

SA U.S. Small Company Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2012 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Machinery (Continued)
Dynamic Materials Corp.(a)	2,800	$48,524
Energy Recovery, Inc.(a)*	8,000	19,200
EnPro Industries, Inc.(a)*	6,974	260,618
ESCO Technologies, Inc.	5,822	212,154
Federal Signal Corp.(a)*	13,749	80,294
Flow International Corp.(a)*	8,079	25,449
FreightCar America, Inc.	2,400	55,128
Graham Corp.	1,900	35,378
Greenbrier Cos., Inc.(a)*	6,166	108,398
Hardinge, Inc.(a)	2,400	21,840
Harsco Corp.	6,887	140,357
Hurco Cos., Inc.*	1,000	20,490
ITT Corp.(a)	10,116	178,042
John Bean Technologies Corp.	6,469	87,784
Kadant, Inc.*	3,400	79,730
Kaydon Corp.	7,475	159,890
Key Technology, Inc.*	1,100	11,000
LB Foster Co., Class A	1,776	50,811
Lindsay Corp.(a)	2,399	155,695
Lydall, Inc.*	3,767	50,930
Manitex International, Inc.*	1,300	10,920
Manitowoc Co., Inc.(a)	32,949	385,503
Meritor, Inc.*	14,900	77,778
Met-Pro Corp.	4,417	40,681
Mfri, Inc.*	1,900	13,376
Middleby Corp.*	4,140	412,385
Miller Industries, Inc.	2,200	35,046
Mueller Industries, Inc.	8,775	373,727
Mueller Water Products, Inc.,
Class A(a)	38,191	132,141
NACCO Industries, Inc., Class A	1,000	116,250
NN, Inc.*	3,000	30,630
Omega Flex, Inc.(a)*	488	5,812
PMFG, Inc.*	2,118	16,542
RBC Bearings, Inc.*	4,700	222,310
Robbins & Myers, Inc.	11,014	460,606
Sauer-Danfoss, Inc.	10,900	380,737
Sun Hydraulics Corp.(a)	5,700	138,453
Supreme Industries, Inc., Class A(a)*	1,197	4,680
Tennant Co.(a)	3,939	157,363
Terex Corp.*	1,916	34,162
The Gorman-Rupp Co.(a)	4,364	130,047
Titan International, Inc.(a)	8,474	207,867
Toro Co.	6,900	505,701
Trimas Corp.*	10,000	201,000
Trinity Industries, Inc.	11,028	275,480
Twin Disc, Inc.(a)	2,200	40,678
Watts Water Technologies, Inc.,
Class A	7,500	250,050
		9,182,507
Marine — 0.2%
Alexander & Baldwin Holdings, Inc.	8,689	462,689
Baltic Trading Ltd.	2,723	9,367
Genco Shipping & Trading Ltd.*	3,877	11,825
International Shipholding Corp.(a)	710	13,391
		497,272
Media — 1.8%
Arbitron, Inc.(a)	6,200	217,000
Ballantyne Strong, Inc.*	3,464	20,680
Beasley Broadcasting Group, Inc.,
Class A(a)*	1,657	9,760
Belo Corp., Class A	23,424	150,851
Carmike Cinemas, Inc.(a)*	2,800	41,020
Central European Media
Enterprises Ltd., Class A(a)*	5,904	29,992
Crown Media Holdings, Inc.,
Class A(a)*	11,600	20,300
CTC Media, Inc.	4,122	33,223
Cumulus Media, Inc., Class A*	1,510	4,545
Digital Generation, Inc.(a)*	5,472	67,689
DreamWorks Animation SKG, Inc.,
Class A(a)*	17,520	333,931
EW Scripps Co., Class A*	9,673	92,957
Fisher Communications, Inc.*	1,100	32,901
Gray Television, Inc.(a)*	6,176	9,079
Harris Interactive, Inc.(a)*	14,810	16,735
Harte-Hanks, Inc.(a)	20,583	188,129
Here Media, Inc.*	499	5
Here Media, Inc., Special Shares*	499	5
Journal Communications, Inc.,
Class A*	16,694	86,141
Knology, Inc.*	13,068	257,048
Live Nation Entertainment, Inc.(a)*	41,999	385,551
Madison Square Garden, Inc.,
Class A*	11,474	429,587
Martha Stewart Living Omnimedia,
Class A	1,221	4,151
McClatchy Co. (The), Class A(a)*	13,196	29,031
Meredith Corp.(a)	9,000	287,460
National CineMedia, Inc.	14,062	213,321
Navarre Corp.*	5,272	8,382
New Frontier Media, Inc.(a)*	7,900	12,956
New York Times Co. (The),
Class A(a)*	31,959	249,280
Nexstar Broadcasting Group, Inc.,
Class A(a)*	2,098	14,140
Outdoor Channel Holdings, Inc.(a)	9,100	66,521
Radio One, Inc.(a)*	6,700	6,285
Regal Entertainment Group, Class A(a)	26,218	360,760
Rentrak Corp.(a)*	1,900	39,235
Saga Communications, Inc.(a)*	837	31,061
Scholastic Corp.(a)	8,100	228,096
Sinclair Broadcast Group, Inc.,
Class A(a)	10,500	95,130
Valassis Communications, Inc.(a)*	10,800	234,900
World Wrestling Entertainment, Inc.,
Class A(a)	4,600	35,972
		4,343,810
Metals & Mining — 1.3%
A.M. Castle & Co.(a)*	5,100	54,162
AK Steel Holding Corp.(a)	25,404	149,122
AMCOL International Corp.(a)	7,925	224,357

See notes to financial statements.

SA U.S. Small Company Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2012 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Metals & Mining (Continued)
Carpenter Technology Corp.	2,364	$113,094
Century Aluminum Co.(a)*	19,815	145,244
Commercial Metals Co.	24,935	315,178
Contango ORE, Inc.(a)*	350	3,325
Friedman Industries	700	7,119
General Moly, Inc.(a)*	18,758	58,900
Globe Specialty Metals, Inc.(a)	14,315	192,250
Haynes International, Inc.	2,200	112,068
Hecla Mining Co.(a)	59,121	280,825
Horsehead Holding Corp.(a)*	8,674	86,393
Kaiser Aluminum Corp.(a)	4,533	234,991
Materion Corp.	4,600	105,938
McEwen Mining, Inc.(a)*	11,362	34,200
Metals USA Holdings Corp.*	7,474	118,911
Mines Management, Inc.(a)*	8,088	10,919
Noranda Aluminum Holding Corp.	12,872	102,461
Olympic Steel, Inc.(a)	2,400	39,408
Revett Minerals, Inc.*	2,266	7,455
RTI International Metals, Inc.(a)*	6,300	142,569
Schnitzer Steel Industries, Inc.,
Class A(a)	5,061	141,809
Stillwater Mining Co.*	21,000	179,340
Universal Stainless & Alloy*	1,400	57,540
Worthington Industries, Inc.(a)	17,700	362,319
		3,279,897
Multi-Utilities — 0.5%
Avista Corp.	12,400	331,080
Black Hills Corp.	7,800	250,926
CH Energy Group, Inc.(a)	3,800	249,622
NorthWestern Corp.	8,500	311,950
		1,143,578
Multiline Retail — 0.3%
Duckwall-ALCO Stores, Inc.(a)*	200	1,748
Fred’s, Inc.(a)	8,987	137,411
Gordmans Stores, Inc.*	1,346	22,209
Saks, Inc.(a)*	39,776	423,615
The Bon-Ton Stores, Inc.(a)	2,700	21,087
Tuesday Morning Corp.(a)*	9,403	40,339
		646,409
Office Electronics — 0.1%
Zebra Technologies Corp., Class A*	9,827	337,656

Oil, Gas & Consumable Fuels — 2.7%
Abraxas Petroleum Corp.*	19,200	61,248
Adams Resources & Energy, Inc.	900	37,728
Approach Resources, Inc.(a)*	7,841	200,259
Barnwell Industries, Inc.(a)*	2,159	6,412
Berry Petroleum Co., Class A	1,309	51,915
Bill Barrett Corp.(a)*	10,895	233,371
Black Ridge Oil and Gas, Inc.(a)*	2,059	988
BPZ Resources, Inc.(a)*	14,739	37,290
Callon Petroleum Co.*	9,264	39,465
Carrizo Oil & Gas, Inc.(a)*	9,054	212,859
Cheniere Energy, Inc.(a)*	17,954	264,642
Clayton Williams Energy, Inc.(a)*	2,100	101,598
Clean Energy Fuels Corp.(a)*	21,441	332,335
Cloud Peak Energy, Inc.(a)*	15,189	256,846
Comstock Resources, Inc.(a)*	10,008	164,331
Contango Oil & Gas Co.*	3,500	207,200
CREDO Petroleum Corp.(a)*	1,000	14,470
Crimson Exploration, Inc.(a)*	8,391	38,515
Crosstex Energy, Inc.	15,460	216,440
CVR Energy, Inc.(c)*	21,682	—
Delek US Holdings, Inc.	12,078	212,452
Double Eagle Petroleum Co.(a)*	1,550	6,789
Endeavour International Corp.(a)*	7,372	61,925
Energy Partners Ltd.*	9,173	155,024
Evolution Petroleum Corp.*	6,400	53,376
FieldPoint Petroleum Corp.*	1,200	4,668
Forest Oil Corp.(a)*	18,116	132,790
FX Energy, Inc.*	2,450	14,577
Georesources, Inc.*	5,555	203,369
Gevo, Inc.(a)*	1,075	5,343
Green Plains Renewable
Energy, Inc.*	7,838	48,909
Gulfport Energy Corp.*	11,682	241,000
Harvest Natural Resources, Inc.(a)*	7,400	63,270
HKN, Inc.(a)*	4,194	9,940
Houston American Energy Corp.(a)*	6,452	7,226
Magnum Hunter Resources Corp.(a)*	21,783	91,053
Nordic American Tankers Ltd.(a)	311	4,220
Northern Oil and Gas, Inc.*	13,240	211,046
Panhandle Oil and Gas, Inc.(a)	1,289	38,850
PDC Energy, Inc.(a)*	5,900	144,668
Penn Virginia Corp.(a)	1,800	13,212
Petroquest Energy, Inc.(a)*	12,273	61,365
Rex American Resources Corp.(a)*	1,575	30,744
Rex Energy Corp.(a)*	8,838	99,074
Royale Energy, Inc.(a)*	1,600	5,040
SemGroup Corp.*	8,201	261,858
Ship Finance International Ltd.(a)	16,513	258,098
Stone Energy Corp.*	10,059	254,895
Swift Energy Co.(a)*	9,200	171,212
Targa Resources Corp.(a)	4,431	189,204
Teekay Corp.	6,917	202,530
Triangle Petroleum Corp.(a)*	4,268	23,815
Uranium Energy Corp.*	2,264	5,185
Vaalco Energy, Inc.(a)*	13,164	113,605
Venoco, Inc.*	9,035	90,440
Voyager Oil & Gas, Inc.(a)*	2,059	3,624
W&T Offshore, Inc.(a)	15,533	237,655
Western Refining, Inc.	19,043	424,088
Zion Oil & Gas, Inc.*	3,651	5,732
		6,639,783
Paper & Forest Products — 0.7%
Buckeye Technologies, Inc.	10,000	284,900
Clearwater Paper Corp.*	4,412	150,537
Deltic Timber Corp.(a)	2,800	170,744

See notes to financial statements.

SA U.S. Small Company Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2012 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Paper & Forest Products (Continued)
Glatfelter	10,600	$173,522
KapStone Paper and Packaging Corp.*	11,229	177,980
Louisiana-Pacific Corp.(a)*	34,384	374,098
Mercer International, Inc.*	9,357	53,428
Neenah Paper, Inc.	3,300	88,077
Resolute Forest Products(a)*	3,094	35,829
Schweitzer-Mauduit International, Inc.	3,100	211,234
Wausau Paper Corp.(a)	11,200	108,976
		1,829,325
Personal Products — 0.7%
CCA Industries, Inc.	556	2,168
Elizabeth Arden, Inc.*	10,900	423,029
Inter Parfums, Inc.(a)	6,746	116,504
Medifast, Inc.*	3,300	64,944
Natural Alternatives
International, Inc.(a)*	1,000	7,690
Natures Sunshine Products, Inc.	2,700	40,770
Nu Skin Enterprises, Inc., Class A	9,928	465,623
Nutraceutical International Corp.(a)*	2,300	35,075
Physicians Formula Holdings, Inc.*	1,300	4,537
Prestige Brands Holdings, Inc.*	11,200	177,072
Revlon, Inc., Class A(a)*	13,381	190,412
Schiff Nutrition International, Inc.*	4,641	83,306
USANA Health Sciences, Inc.(a)*	3,400	139,808
		1,750,938
Pharmaceuticals — 1.4%
Akorn, Inc.(a)*	20,100	316,977
Corcept Therapeutics, Inc.(a)*	4,500	20,205
Cumberland Pharmaceuticals, Inc.*	5,912	38,191
Depomed, Inc.(a)*	13,227	75,262
Hi-Tech Pharmacal Co., Inc.*	2,678	86,767
Impax Laboratories, Inc.*	14,300	289,861
Jazz Pharmaceuticals PLC(a)*	5,288	238,013
Lannett Co., Inc.*	4,650	19,716
Medicines Co. (The)*	21,641	496,444
Medicis Pharmaceutical Corp., Class A	12,800	437,120
Obagi Medical Products, Inc.*	4,700	71,769
Pain Therapeutics, Inc.(a)*	5,500	25,795
Par Pharmaceutical Cos., Inc.*	8,790	317,671
Pozen, Inc.*	10,087	62,943
Santarus, Inc.(a)*	8,947	63,434
Sciclone Pharmaceuticals, Inc.(a)*	18,255	127,968
Sucampo Pharmaceuticals, Inc.,
Class A*	3,198	22,482
Transcept Pharmaceuticals, Inc.*	2,528	15,674
Viropharma, Inc.(a)*	25,800	611,460
XenoPort, Inc.(a)*	5,338	32,241
		3,369,993
Professional Services — 1.6%
Acacia Research Corp.*	7,978	297,101
Advisory Board Co. (The)*	9,600	476,064
Barrett Business Services, Inc.	2,100	44,394
CBIZ, Inc.(a)*	15,700	93,258
CDI Corp.	3,800	62,320
Competitive Technologies, Inc.(a)*	1,800	1,368
Corporate Executive Board Co. (The)	6,893	281,786
CRA International, Inc.*	2,200	32,318
Dolan Media Co.*	6,400	43,072
Exponent, Inc.*	2,610	137,886
Franklin Covey Co.*	4,000	40,960
FTI Consulting, Inc.*	9,847	283,101
GP Strategies Corp.*	3,999	73,862
Heidrick & Struggles International, Inc.	3,700	64,750
Hill International, Inc.*	9,200	29,440
Hudson Global, Inc.*	2,471	10,304
Huron Consulting Group, Inc.*	5,651	178,854
ICF International, Inc.*	4,955	118,127
Insperity, Inc.	5,700	154,185
Kelly Services, Inc., Class A(a)	8,211	106,004
Kforce, Inc.*	10,079	135,663
Korn/Ferry International*	11,693	167,795
Mastech Holdings, Inc.(a)*	849	4,924
Mistras Group, Inc.*	5,859	153,975
National Technical Systems, Inc.(a)*	1,400	8,764
Navigant Consulting, Inc.*	13,900	175,696
Odyssey Marine Exploration, Inc.(a)*	10,650	39,831
On Assignment, Inc.*	12,485	199,261
Pendrell Corp.*	11,761	13,172
RCM Technologies, Inc.(a)*	2,995	16,592
Resources Connection, Inc.	11,115	136,714
RPX Corp.*	318	4,563
SmartPros Ltd.(a)	1,000	1,960
TrueBlue, Inc.*	11,123	172,184
Volt Information Sciences, Inc.(a)*	4,949	33,851
VSE Corp.(a)	850	20,222
		3,814,321
Real Estate Management & Development — 0.5%
Altisource Portfolio Solutions SA*	5,967	436,963
AV Homes, Inc.*	2,054	29,947
Consolidated-Tomoka Land Co.(a)	1,100	31,658
Forestar Group, Inc.*	8,034	102,916
Kennedy-Wilson Holdings, Inc.(a)	5,196	72,796
St. Joe Co. (The)(a)*	16,527	261,292
Tejon Ranch Co.*	8,031	229,847
Thomas Properties Group, Inc.(a)	13,872	75,464
		1,240,883
Road & Rail — 1.7%
AMERCO, Inc.	4,600	413,862
Arkansas Best Corp.	5,700	71,820
Avis Budget Group, Inc.*	21,901	332,895

See notes to financial statements.

SA U.S. Small Company Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2012 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Road & Rail (Continued)
Celadon Group, Inc.	5,010	$82,064
Con-way, Inc.	13,191	476,327
Covenant Transportation Group, Inc.,
Class A(a)*	1,500	5,580
Dollar Thrifty Automotive Group, Inc.*	4,400	356,224
Heartland Express, Inc.(a)	23,624	338,059
Knight Transportation, Inc.(a)	20,700	330,993
Marten Transport Ltd.	4,614	98,094
Old Dominion Freight Line, Inc.*	8,970	388,311
P.A.M. Transportation Services, Inc.	3,196	30,841
Quality Distribution, Inc.*	6,100	67,649
RailAmerica, Inc.(a)*	12,246	296,353
Roadrunner Transportation
Systems, Inc.*	4,624	78,099
Saia, Inc.*	3,200	70,048
Swift Transportation Co.(a)*	16,802	158,779
Universal Truckload Services, Inc.	3,300	49,913
USA Truck, Inc.(a)*	1,900	8,949
Werner Enterprises, Inc.(a)	17,675	422,256
		4,077,116
Semiconductors & Semiconductor Equipment — 4.1%
Advanced Energy Industries, Inc.*	9,400	126,148
Alpha & Omega
Semiconductor Ltd.(a)*	3,174	29,042
Amkor Technology, Inc.*	43,398	211,782
Amtech Systems, Inc.(a)*	2,200	8,272
Anadigics, Inc.(a)*	14,200	25,702
Applied Micro Circuits Corp.(a)*	14,675	83,941
ATMI, Inc.*	7,200	148,104
AuthenTec, Inc.(a)*	8,622	37,333
Axcelis Technologies, Inc.(a)*	20,139	24,167
AXT, Inc.*	12,200	48,190
Brooks Automation, Inc.	16,574	156,459
Cabot Microelectronics Corp.	5,200	151,892
Cascade Microtech, Inc.*	3,500	15,925
Ceva, Inc.*	4,175	73,522
Cirrus Logic, Inc.(a)*	16,300	487,044
Cohu, Inc.	5,200	52,832
Cyberoptics Corp.*	1,700	14,365
Cymer, Inc.(a)*	8,635	509,033
Diodes, Inc.(a)*	9,250	173,622
DSP Group, Inc.*	2,800	17,752
Entegris, Inc.*	33,988	290,258
Entropic Communications, Inc.(a)*	13,401	75,582
Exar Corp.(a)*	11,669	95,219
Fairchild Semiconductor
International, Inc.*	26,822	378,190
FSI International, Inc.(a)*	8,500	30,515
GigOptix, Inc.(a)*	1,578	4,245
GSI Technology, Inc.(a)*	6,498	30,801
GT Advanced Technologies, Inc.(a)*	33,248	175,549
Hittite Microwave Corp.*	7,800	398,736
Inphi Corp.(a)*	1,119	10,608
Integrated Device Technology, Inc.*	33,300	187,146
Integrated Silicon Solution, Inc.*	5,884	59,370
International Rectifier Corp.(a)*	14,106	281,979
Intersil Corp., Class A	31,221	332,504
IXYS Corp.(a)*	7,000	78,190
Kopin Corp.(a)*	16,230	55,831
Kulicke & Soffa Industries, Inc.*	18,199	162,335
Lattice Semiconductor Corp.*	32,718	123,347
LTX-Credence Corp.*	9,555	64,018
Magnachip Semiconductor Corp.*	3,577	34,089
MaxLinear, Inc., Class A(a)*	195	967
MEMSIC, Inc.(a)*	1,209	3,143
Micrel, Inc.(a)	15,500	147,715
Microsemi Corp.*	21,875	404,469
MIPS Technologies, Inc., Class A(a)*	18,036	120,300
MKS Instruments, Inc.	12,552	363,129
Monolithic Power Systems, Inc.*	8,400	166,908
MoSys, Inc.(a)*	1,610	5,216
Nanometrics, Inc.(a)*	5,800	89,088
Omnivision Technologies, Inc.(a)*	11,500	153,640
PDF Solutions, Inc.*	8,956	88,396
Pericom Semiconductor Corp.*	5,500	49,500
Photronics, Inc.(a)*	11,917	72,694
Pixelworks, Inc.*	1,533	3,710
PLX Technology, Inc.*	6,900	43,815
PMC - Sierra, Inc.*	54,284	333,304
Power Integrations, Inc.(a)	6,500	242,450
Ramtron International Corp.*	10,700	32,314
RF Micro Devices, Inc.*	58,119	247,006
Rubicon Technology, Inc.(a)*	4,400	44,880
Rudolph Technologies, Inc.(a)*	7,386	64,406
Semtech Corp.*	13,910	338,291
Sigma Designs, Inc.(a)*	6,309	40,251
Silicon Image, Inc.*	16,700	69,138
Silicon Laboratories, Inc.*	9,015	341,668
Spansion, Inc., Class A*	15,456	169,707
Standard Microsystems Corp.*	5,000	184,450
SunPower Corp.*	3,530	16,979
Supertex, Inc.(a)*	2,900	54,665
Tessera Technologies, Inc.	11,500	176,755
TriQuint Semiconductor, Inc.*	32,800	180,400
Ultra Clean Holdings*	4,750	30,543
Ultratech, Inc.*	5,300	166,950
Veeco Instruments, Inc.(a)*	8,400	288,624
Volterra Semiconductor Corp.*	5,300	124,285
		10,123,395
Software — 3.7%
Accelrys, Inc.*	13,277	107,411
ACI Worldwide, Inc.*	10,000	442,100
Actuate Corp.*	14,300	99,099
Advent Software, Inc.(a)*	12,200	330,742
American Software, Inc., Class A	5,100	40,545
AsiaInfo-Linkage, Inc.(a)*	15,273	180,069
Aspen Technology, Inc.*	4,065	94,105
Blackbaud, Inc.	12,954	332,529
Bottomline Technologies, Inc.*	7,055	127,343

See notes to financial statements.

SA U.S. Small Company Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2012 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Software (Continued)
Bsquare Corp.(a)*	2,300	$6,716
Commvault Systems, Inc.*	8,734	432,944
Compuware Corp.*	43,753	406,465
Deltek, Inc.(a)*	10,652	123,457
Digimarc Corp.	1,256	32,229
Ebix, Inc.(a)	9,036	180,268
Ellie Mae, Inc.*	976	17,568
EPIQ Systems, Inc.(a)	8,450	103,513
ePlus, Inc.(a)*	1,200	38,820
Fair Isaac Corp.	10,900	460,852
Gerber Scientific(a) (c)*	5,000	—
GSE Systems, Inc.(a)*	2,896	6,661
Guidance Software, Inc.*	1,433	13,628
Interactive Intelligence Group*	3,800	107,198
JDA Software Group, Inc.*	9,553	283,629
Kenexa Corp.*	5,100	148,053
Manhattan Associates, Inc.*	5,462	249,668
Mentor Graphics Corp.*	27,195	407,925
Monotype Imaging Holdings, Inc.*	7,120	119,402
NetScout Systems, Inc.*	10,385	224,212
Opnet Technologies, Inc.(a)	7,184	191,023
Pervasive Software, Inc.(a)*	5,000	37,450
Progress Software Corp.*	14,794	308,751
PROS Holdings, Inc.*	3,277	55,119
QAD, Inc., Class A(a)*	4,879	69,379
QAD, Inc., Class B(a)*	1,219	16,591
QLIK Technologies, Inc.*	1,854	41,010
Quest Software, Inc.*	15,812	440,364
Rosetta Stone, Inc.*	4,230	58,543
Seachange International, Inc.*	7,100	58,433
Solarwinds, Inc.*	12,478	543,542
Sourcefire, Inc.(a)*	5,802	298,223
SRS Labs, Inc.*	3,700	33,300
SS&C Technologies Holdings, Inc.(a)*	15,115	377,875
Take-Two Interactive Software, Inc.*	17,890	169,239
TeleCommunication Systems, Inc.,
Class A*	10,596	13,033
TeleNav, Inc.*	8,331	51,069
TiVo, Inc.*	24,136	199,605
Tyler Technologies, Inc.*	8,205	331,072
Ultimate Software Group, Inc.*	3,459	308,266
Verint Systems, Inc.(a)*	8,369	246,969
VirnetX Holding Corp.*	1,713	60,383
Websense, Inc.(a)*	8,084	151,413
		9,177,803
Specialty Retail — 4.6%
Aaron’s, Inc.	17,233	487,866
Aeropostale, Inc.*	20,169	359,613
America's Car-Mart, Inc.*	2,516	97,747
Ann, Inc.*	12,800	326,272
Asbury Automotive Group, Inc.*	9,700	229,793
Barnes & Noble, Inc.(a)*	12,574	206,968
Bebe Stores, Inc.	22,995	134,981
Big 5 Sporting Goods Corp.	4,047	30,595
Body Central Corp.(a)*	2,461	22,149
Books-A-Million, Inc.*	3,928	12,570
Boyds Collection Ltd.(a) (b)*	10,600	—
Brown Shoe Co., Inc.	9,550	123,291
Buckle, Inc. (The)(a)	9,375	370,969
Cabela’s, Inc.*	17,400	657,894
Cache, Inc.*	3,300	15,312
Casual Male Retail Group, Inc.*	8,925	32,398
Cato Corp. (The), Class A	7,100	216,266
Chico’s FAS, Inc.	8,932	132,551
Children’s Place Retail Stores, Inc.(a)*	6,000	298,980
Citi Trends, Inc.*	3,000	46,320
Collective Brands, Inc.*	13,100	280,602
Conn’s, Inc.*	7,199	106,545
Destination Maternity Corp.(a)	2,800	60,480
DSW, Inc., Class A	5,290	287,776
Express, Inc.*	21,004	381,643
Finish Line Inc. (The), Class A	12,124	253,513
Friedmans, Inc., Class A(b)*	1,600	—
Genesco, Inc.*	5,569	334,975
Golfsmith International
Holdings, Inc.(a)*	1,600	9,696
Group 1 Automotive, Inc.(a)	4,900	223,489
Haverty Furniture Cos., Inc.(a)	3,600	40,212
hhgregg, Inc.(a)*	9,379	106,076
Hibbett Sports, Inc.(a)*	6,450	372,230
Hot Topic, Inc.(a)	9,875	95,689
Jos. A. Bank Clothiers, Inc.(a)*	6,612	280,746
Kirkland’s, Inc.*	5,977	67,241
Lithia Motors, Inc., Class A	4,731	109,050
Lumber Liquidators Holdings, Inc.(a)*	3,745	126,544
MarineMax, Inc.*	5,699	54,197
Men’s Wearhouse, Inc.(a)	12,801	360,220
Monro Muffler Brake, Inc.(a)	7,750	257,610
New York & Co., Inc.(a)*	22,433	78,067
Office Depot, Inc.(a)*	60,988	131,734
OfficeMax, Inc.(a)*	4,900	24,794
Penske Auto Group, Inc.(a)	20,300	431,172
PEP Boys-Manny Moe & Jack(a)	11,700	115,830
Perfumania Holdings, Inc.(a)*	1,156	9,583
Pier 1 Imports, Inc.	34,700	570,121
RadioShack Corp.(a)	20,906	80,279
Rent-A-Center, Inc.	13,202	445,435
Rue21, Inc.(a)*	5,056	127,613
Select Comfort Corp.*	12,269	256,667
Shoe Carnival, Inc.	3,360	72,206
Sonic Automotive, Inc., Class A(a)	10,127	138,436
Sport Chalet, Inc.*	800	1,180
Stage Stores, Inc.	8,600	157,552
Stein Mart, Inc.*	11,157	88,698
Systemax, Inc.(a)*	7,400	87,468
Tandy Leather Factory, Inc.	2,200	11,660
Trans World Entertainment*	5,400	16,740
Vitamin Shoppe, Inc.(a)*	7,189	394,892
West Marine, Inc.(a)*	4,005	47,059
Wet Seal, Inc.*	20,875	65,965
Zumiez, Inc.*	6,000	237,600
		11,201,820

See notes to financial statements.

SA U.S. Small Company Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2012 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Textiles, Apparel & Luxury Goods — 1.6%
Carter’s, Inc.(a)*	7,074	$372,092
Cherokee, Inc.	1,700	23,681
Columbia Sportswear Co.(a)	8,700	466,494
CROCS, Inc.*	22,600	364,990
Culp, Inc.(a)	2,400	24,600
Delta Apparel, Inc.(a)*	1,153	15,750
G-III Apparel Group Ltd.*	4,639	109,898
Heelys, Inc.(a)*	2,200	4,202
Iconix Brand Group, Inc.(a)*	16,998	296,955
Jones Group, Inc. (The)(a)	19,161	183,179
Kenneth Cole Productions, Inc.,
Class A*	3,400	51,170
LaCrosse Footwear, Inc.	582	6,338
Lakeland Industries, Inc.*	440	3,111
Maidenform Brands, Inc.*	5,100	101,592
Movado Group, Inc.	4,000	100,080
Oxford Industries, Inc.	4,374	195,518
Perry Ellis International, Inc.(a)*	3,000	62,250
Quiksilver, Inc.*	11,425	26,620
R.G. Barry Corp.	1,900	25,821
Rocky Brands, Inc.*	1,000	13,190
Skechers U.S.A., Inc., Class A(a)*	8,898	181,252
Steven Madden Ltd.*	10,939	347,313
Superior Uniform Group, Inc.(a)	1,100	13,475
True Religion Apparel, Inc.	5,400	156,492
Unifi, Inc.*	4,533	51,359
Warnaco Group, Inc. (The)*	4,737	201,702
Wolverine World Wide, Inc.	11,000	426,580
		3,825,704
Thrifts & Mortgage Finance — 1.9%
Astoria Financial Corp.(a)	21,700	212,660
Bank Mutual Corp.(a)	8,663	38,204
BankFinancial Corp.(a)	4,900	36,897
Beneficial Mutual Bancorp, Inc.(a)*	17,310	149,385
Berkshire Hills Bancorp, Inc.	4,442	97,724
BofI Holding, Inc.*	1,929	38,117
Brookline Bancorp, Inc.	19,118	169,194
Cape Bancorp, Inc.(a)*	236	1,961
Capitol Federal Financial, Inc.	41,921	498,021
CFS Bancorp, Inc.	1,800	8,046
Charter Financial Corp.	2,028	19,672
Citizens Community Bancorp, Inc.*	400	2,288
Citizens South Banking Corp.(a)	1,260	8,543
Clifton Savings Bancorp, Inc.	4,173	43,441
Dime Community Bancshares	10,050	133,565
Doral Financial Corp.(a)*	6,300	9,450
ESSA Bancorp, Inc.(a)	1,900	20,520
Federal Agricultural Mortgage Corp.,
Class C	1,400	36,722
First Defiance Financial Corp.	1,100	18,832
First Federal Bancshares of
Arkansas, Inc.(a)*	397	3,216
First Federal of Northern
Michigan Bancorp, Inc.*	300	990
First Financial Holdings, Inc.	2,800	30,016
First Financial Northwest, Inc.(a)*	2,239	18,181
First Pactrust Bancorp, Inc.	1,673	19,842
Flushing Financial Corp.	7,140	97,318
Fox Chase Bancorp, Inc.(a)	3,230	46,641
Hampden Bancorp, Inc.	300	3,882
HF Financial Corp.	110	1,335
Home Bancorp, Inc.(a)*	994	17,027
Home Federal Bancorp, Inc.(a)	4,062	42,651
HopFed Bancorp, Inc.(a)	415	2,932
Kaiser Federal Financial
Group, Inc.(a)	2,068	30,565
Kearny Financial Corp.(a)	17,221	166,872
Meridian Interstate Bancorp, Inc.(a)*	3,210	44,683
MGIC Investment Corp.(a)*	44,075	126,936
New England Bancshares, Inc.	1,000	13,400
New Hampshire Thrift
Bancshares, Inc.(a)	200	2,480
Northeast Community
Bancorp, Inc.(a)	2,200	11,594
Northfield Bancorp, Inc.(a)	8,158	115,925
Northwest Bancshares, Inc.	27,000	316,170
OceanFirst Financial Corp.(a)	3,596	51,639
Ocwen Financial Corp.*	24,568	461,387
Oritani Financial Corp.	12,152	174,867
Provident Financial Holdings, Inc.(a)	1,000	11,530
Provident Financial Services, Inc.	14,515	222,805
Provident New York Bancorp	10,000	75,900
Pulaski Financial Corp.(a)	2,040	15,116
Radian Group, Inc.(a)	27,036	88,948
Rainier Pacific Financial Group, Inc.*	700	—
Rockville Financial, Inc.	7,084	81,962
Roma Financial Corp.	4,854	41,356
SI Financial Group, Inc.(a)	2,065	23,748
Territorial Bancorp, Inc.(a)	2,302	52,417
Timberland Bancorp, Inc.*	2,600	12,896
Tree.com, Inc.(a)*	900	10,296
Trustco Bank Corp.(a)	17,234	94,098
United Financial Bancorp, Inc.	3,955	56,873
ViewPoint Financial Group(a)	8,008	125,245
Walker & Dunlop, Inc.*	67	861
Washington Federal, Inc.	23,270	393,030
Waterstone Financial, Inc.(a)*	6,900	26,220
Westfield Financial, Inc.(a)	5,000	36,500
WSFS Financial Corp.	789	31,884
		4,745,476
Tobacco — 0.2%
Alliance One International, Inc.(a)*	20,000	69,200
Star Scientific, Inc.(a)*	7,994	36,453
Universal Corp.(a)	5,600	259,448
Vector Group Ltd.(a)	10,112	172,106
		537,207

See notes to financial statements.

SA U.S. Small Company Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2012 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Trading Companies & Distributors — 1.5%
Aceto Corp.	7,018	$63,373
Aircastle Ltd.	15,000	180,750
Applied Industrial Technologies, Inc.	9,834	362,383
Beacon Roofing Supply, Inc.(a)*	10,600	267,332
BlueLinx Holdings, Inc.*	14,231	33,443
CAI International, Inc.*	4,585	91,150
DXP Enterprises, Inc.*	2,600	107,874
GATX Corp.	10,233	393,970
H&E Equipment Services, Inc.*	8,700	130,761
Houston Wire & Cable Co.(a)	5,746	62,804
Interline Brands, Inc.*	7,212	180,805
Kaman Corp., Class A	5,778	178,771
KSW, Inc.(a)	1,050	4,105
Lawson Products, Inc.	1,575	14,569
Rush Enterprises, Inc., Class A*	6,000	98,100
SeaCube Container Leasing Ltd.	2,417	41,258
TAL International Group, Inc.	7,400	247,826
Textainer Group Holdings Ltd.(a)	10,100	372,690
Titan Machinery, Inc.(a)*	3,710	112,673
United Rentals, Inc.*	13,781	469,105
Watsco, Inc.	4,404	325,015
Willis Lease Finance Corp.(a)*	900	11,088
		3,749,845
Water Utilities — 0.2%
American States Water Co.	3,550	140,509
Artesian Resources Corp., Class A(a)	1,300	28,002
California Water Service Group	8,600	158,842
Connecticut Water Service, Inc.(a)	1,900	55,062
Consolidated Water Co., Ltd.(a)	2,195	18,197
Middlesex Water Co.(a)	2,337	44,403
SJW Corp.(a)	4,400	105,644
York Water Co.(a)	1,271	22,738
		573,397
Wireless Telecommunication Services — 0.1%
Boingo Wireless, Inc.(a)*	532	6,182
Leap Wireless International, Inc.(a)*	17,252	110,930
NTELOS Holdings Corp.	4,395	82,846
Shenandoah Telecommunications
Co.(a)	4,460	60,701
USA Mobility, Inc.	4,000	51,440
		312,099
TOTAL COMMON STOCKS
(Identified Cost $217,405,070)		243,940,404

PREFERRED STOCKS — 0.0%
Oil, Gas & Consumable Fuels — 0.0%
DHT Holdings, Inc., Series A*	41	5,120

TOTAL PREFERRED STOCKS
(Identified Cost $5,740)		5,120

RIGHTS & WARRANTS — 0.0%
Construction Materials — 0.0%
U.S. Concrete, Inc., Class A,
expires 8/31/17(b)*	335	—
U.S. Concrete, Inc.,
expires 8/31/17(b)*	335	—

Oil, Gas & Consumable Fuels — 0.0%
FieldPoint Petroleum Corp.,
expires 3/23/17*	1,200	960

Pharmaceuticals — 0.0%
FRD Acquisition Co.(c)	656	—
Fresenius Kabi Pharmaceuticals
Holding, Inc., expires 6/30/11(b)*	13,728	—

Specialty Retail — 0.0%
Ligand Pharmaceuticals,
expires 12/31/11(b)*	1,800	—

TOTAL RIGHTS & WARRANTS
(Identified Cost $87,419)		960

SHORT-TERM INVESTMENTS — 0.5%
Other — 0.5%
SSgA Government Money
Market Fund	1	1
SSgA Money Market Fund	1,175,058	1,175,058
		1,175,059

TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $1,175,059)		1,175,059

COLLATERAL FOR SECURITIES ON LOAN — 31.6%
Short-Term — 31.6%
State Street Navigator Securities
Lending Prime Portfolio	77,730,156	77,730,156
TOTAL COLLATERAL FOR
SECURITIES ON LOAN
(Identified Cost $77,730,156)		77,730,156

Total Investments — 131.3%
(Identified Cost $296,403,444)#		322,851,699
Liabilities, Less Cash and
Other Assets — (31.3%)		(77,013,080)
Net Assets — 100.0%		$245,838,619

See notes to financial statements.

SA U.S. Small Company Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2012 (Continued)

†	See Note 1.
*	Non-income producing security.
(a)	A portion or all of the security was held on loan. As of June 30, 2012, the market value of the securities on loan was $77,788,407.
(b)	Bankrupt security/delisted.
(c)	Contingent value rights based on future performance.
#
At June 30, 2012 the aggregate cost of investment securities for U.S. federal income tax purposes was $296,807,759. Net unrealized appreciation aggregated $26,043,940 of which $59,890,502 related to appreciated investment securities and $33,846,562 related to depreciated investment securities.

See notes to financial statements.

SA International Value Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2012

	SHARES	VALUE†
COMMON STOCKS — 98.9%
Australia — 4.8%
Alumina Ltd.(a)	256,850	$207,680
Asciano Group	137,016	610,026
Bank of Queensland Ltd.(a)	90,502	613,202
Bendigo and Adelaide Bank Ltd.(a)	80,879	613,397
BlueScope Steel Ltd.(a)*	244,217	74,987
Boral Ltd.(a)	149,842	452,421
Caltex Australia Ltd.	54,126	748,980
Crown Ltd.(a)	22,996	199,824
Downer EDI Ltd.*	14,976	47,976
Echo Entertainment Group Ltd.(a)	139,940	613,018
Fairfax Media Ltd.(a)	358,477	203,630
GrainCorp Ltd.	8,679	84,388
Harvey Norman Holdings Ltd.(a)	42,022	83,869
Incitec Pivot Ltd.	250,093	729,515
Lend Lease Corp. Ltd.	55,513	409,086
Macquarie Group Ltd.	49,871	1,327,117
Newcrest Mining Ltd.	6,431	148,822
OneSteel Ltd.	91,574	81,073
Origin Energy Ltd.	184,291	2,301,185
OZ Minerals Ltd.	32,061	257,921
Primary Health Care Ltd.(a)	48,970	147,856
Qantas Airways Ltd.*	197,873	217,712
Santos Ltd.	130,963	1,427,532
Seven Group Holdings Ltd.	5,495	43,531
Sims Metal Management Ltd.(a)	38,790	381,532
Suncorp Group Ltd.	218,873	1,812,293
TABCORP Holdings Ltd.	117,319	351,823
Tatts Group Ltd.	164,459	441,008
Toll Holdings Ltd.	95,693	389,808
Treasury Wine Estates Ltd.	3,236	14,407
Wesfarmers Ltd.(a)	201,167	6,156,241
		21,191,860
Austria — 0.1%
Erste Group Bank AG*	20,746	392,367
Raiffeisen Bank International AG(a)	8,878	289,304
		681,671
Belgium — 1.1%
Ageas	349,625	690,222
Delhaize Group	17,993	657,601
KBC Groep NV(a)	17,523	369,552
SA D’ieteren NV	2,077	86,213
Solvay SA	13,524	1,331,175
UCB SA(a)	31,369	1,581,546
		4,716,309
Canada — 12.1%
Agnico-Eagle Mines Ltd.	44	1,782
Aimia, Inc.	22,400	298,124
Astral Media, Inc., Class A	9,729	466,717
AuRico Gold, Inc.*	5,525	44,391
Cameco Corp.(a)	9,592	210,758
Canadian Natural Resources Ltd.	93,133	2,498,244
Canadian Pacific Railway Ltd.	733	53,796
Canadian Tire Corp. Ltd., Class A	18,300	1,238,095
Empire Co., Ltd., Class A	7,800	411,107
EnCana Corp.	122,651	2,553,974
Enerplus Corp.	32,259	414,446
Ensign Energy Services, Inc.(a)	16,271	223,744
Fairfax Financial Holdings Ltd.(a)	2,700	1,069,127
Genworth MI Canada, Inc.(a)	3,100	56,148
George Weston Ltd.	7,700	437,450
Goldcorp, Inc.	106,211	3,995,743
HudBay Minerals, Inc.	800	6,168
Husky Energy, Inc.(a)	50,950	1,273,625
IAMGOLD Corp.(a)	16,259	192,278
Industrial Alliance Insurance &
Financial Services, Inc.	18,285	439,479
Inmet Mining Corp.	9,029	370,082
Kinross Gold Corp.	203,700	1,662,653
Loblaw Companies Ltd.(a)	14,200	451,901
Lundin Mining Corp.*	58,141	240,993
Magna International, Inc., Class A	50,224	1,983,604
Manulife Financial Corp.	320,899	3,495,501
Methanex Corp.	200	5,571
Nexen, Inc.(a)	90,978	1,540,576
Pan American Silver Corp.(a)	6,906	116,875
Pengrowth Energy Corp.(a)	39,786	252,448
Penn West Petroleum Ltd.(a)	58,968	791,183
PetroBakken Energy Ltd., Class A(a)	7,732	93,337
Precision Drilling Corp.*	40,259	274,035
Progress Energy Resources Corp.(a)	12,709	250,535
Progressive Waste Solutions Ltd.(a)	10,791	204,458
Quebecor, Inc., Class B	2,725	98,149
Research In Motion Ltd.(a)*	35,700	264,393
Sun Life Financial, Inc.	125,037	2,720,332
Suncor Energy, Inc.	247,864	7,167,386
Talisman Energy, Inc.	143,077	1,640,024
Teck Resources Ltd., Class B(a)	104,620	3,240,024
Thomson Reuters Corp.(a)	106,534	3,031,421
TransAlta Corp.(a)	32,569	551,827
TransCanada Corp.(a)	82,795	3,470,055
Uranium One, Inc.(a)*	43,004	109,400
Viterra, Inc.	55,057	873,363
Yamana Gold, Inc.(a)	166,200	2,564,583
		53,349,905
Denmark — 1.4%
A P Moller - Maersk A/S, Class A	54	335,495
A P Moller - Maersk A/S, Class B	273	1,786,264
Carlsberg A/S, Class B	20,734	1,627,691
Danske Bank A/S*	118,786	1,645,846
FLSmidth & Co. A/S	2,049	111,607
H Lundbeck A/S	6,315	130,064
Jyske Bank A/S*	9,528	256,247
Rockwool International A/S, B Shares	570	52,392
TDC A/S	50,402	350,032
Vestas Wind Systems A/S(a)*	6,330	34,931
		6,330,569
See notes to financial statements.

SA International Value Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2012 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Finland — 0.7%
Kesko Oyj, B Shares(a)	6,878	$179,217
Neste Oil Oyj(a)	18,872	211,480
Stora Enso Oyj, R Shares	129,420	792,700
UPM-Kymmene Oyj	153,593	1,729,909
		2,913,306
France — 9.7%
Arkema	2,409	157,155
AXA SA	198,619	2,634,171
BNP Paribas SA	74,011	2,841,202
Bollore	1,451	316,660
Bouygues SA	21,751	583,549
Cap Gemini SA	21,722	797,186
Casino Guichard Perrachon SA	9,523	835,279
Cie de Saint-Gobain	77,815	2,865,617
Cie Generale de
Geophysique-Veritas*	10,208	261,400
Cie Generale de
Geophysique-Veritas, ADR(a)*	9,901	255,941
Cie Generale des
Etablissements Michelin	28,432	1,852,285
Ciments Francais SA	2,122	128,294
CNP Assurances(a)*	21,364	260,358
Credit Agricole SA*	186,204	817,910
Credit Industriel et Commercial	427	47,547
EDF SA(a)	32,593	723,875
Eiffage SA	241	7,766
France Telecom SA	347,626	4,564,174
GDF Suez	267,707	6,353,875
Lafarge SA(a)	38,431	1,709,742
Lagardere SCA(a)	29,198	812,532
Natixis	161,411	432,634
Peugeot SA*	25,314	248,366
PPR	1,502	213,363
Renault SA	35,128	1,397,648
Rexel SA	14,433	245,938
Sanofi	6,600	498,966
Sanofi-Aventis SA, ADR	43,199	1,632,058
SCOR	14,662	354,581
Societe Generale*	90,381	2,105,682
STMicroelectronics NV	240,145	1,314,078
Vivendi	298,408	5,524,801
		42,794,633
Germany — 8.1%
Allianz SE	11,658	1,167,125
Bayerische Motoren Werke AG	39,474	2,843,899
Celesio AG(a)	6,399	104,423
Commerzbank AG*	376,666	636,832
Daimler AG	145,060	6,488,399
Deutsche Bank AG	72,666	2,620,825
Deutsche Bank AG	41,677	1,507,457
Deutsche Lufthansa AG	50,963	587,730
Deutsche Post AG	9,793	172,759
Deutsche Telekom AG	475,474	5,207,215
E.On AG	301,790	6,492,555
Fraport AG Frankfurt Airport
Services Worldwide	523	28,073
HeidelbergCement AG	18,376	878,218
Merck KGaA(a)	7,615	758,607
Muenchener
Rueckversicherungs AG	18,030	2,536,104
RWE AG	52,911	2,154,400
Salzgitter AG	4,020	164,702
Suedzucker AG	4,724	167,031
ThyssenKrupp AG	42,239	686,075
Volkswagen AG	4,335	652,004
		35,854,433
Greece — 0.0%
Hellenic Petroleum SA	26,868	160,487
National Bank of Greece SA*	11,245	19,922
		180,409
Hong Kong — 1.7%
Cathay Pacific Airways Ltd.	129,000	207,519
Foxconn International
Holdings Ltd.*	240,000	86,930
Henderson Land Development
Co., Ltd.	177,777	979,636
Hongkong & Shanghai Hotels
Ltd. (The)	68,495	90,762
Hopewell Holdings Ltd.	81,000	229,700
Hutchison Whampoa Ltd.	419,000	3,591,606
New World Development Co., Ltd.	678,488	787,114
Orient Overseas International Ltd.	36,000	174,711
Shun Tak Holdings Ltd.	38,000	13,078
Tsim Sha Tsui Properties	58,492	139,483
Wharf Holdings Ltd.	38,000	208,664
Wheelock & Co., Ltd.	233,000	872,479
		7,381,682
Ireland — 0.3%
CRH PLC	10,173	194,525
CRH PLC, ADR	59,896	1,152,399
		1,346,924
Israel — 0.6%
Bank Hapoalim B.M.	133,484	405,206
Bank Leumi Le-Israel*	159,886	383,947
Bezeq Israeli Telecommunication
Corp. Ltd.	127,594	132,807
Elbit Systems Ltd.	4,903	167,519
Israel Chemicals Ltd.	42,327	454,634
Israel Discount Bank Ltd., Series A*	138,247	140,713
Mellanox Technologies Ltd.*	403	27,714
NICE Systems Ltd.*	22,235	813,801
Oil Refineries Ltd.*	2,959	1,433
Paz Oil Co., Ltd.	569	63,837
Strauss Group Ltd.*	973	9,374
		2,600,985

See notes to financial statements.

SA International Value Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2012 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Italy — 1.0%
Banca Monte dei Paschi di Siena
SpA(a)*	569,246	$141,339
Banco Popolare Scarl*	36,181	48,443
Fiat SpA(a)*	123,198	618,639
Finmeccanica SpA(a)*	61,153	246,097
Parmalat SpA	24,691	46,682
Telecom Italia SpA	1,864,713	1,841,818
UniCredit SpA*	248,617	937,581
Unione di Banche Italiane SCPA	108,737	353,649
		4,234,248
Japan — 20.7%
77 Bank Ltd. (The)	60,000	245,449
Aeon Co., Ltd.(a)	101,800	1,263,346
Alfresa Holdings Corp.	3,400	179,496
Amada Co., Ltd.	51,000	298,593
Asahi Glass Co., Ltd.(a)	76,000	506,762
Asahi Kasei Corp.	118,000	634,766
Asatsu-DK, Inc.(a)	1,100	30,687
Bank of Kyoto Ltd.(a)	45,000	338,900
Bank of Yokohama Ltd.	45,000	211,109
Canon Marketing Japan, Inc.	8,000	101,182
Chugoku Bank Ltd.	24,000	311,053
Citizen Holdings Co., Ltd.	64,400	373,824
Coca-Cola West Co., Ltd.(a)	7,200	125,112
COMSYS Holdings Corp.	9,000	105,160
Cosmo Oil Co., Ltd.(a)	111,000	280,503
Dai Nippon Printing Co., Ltd.(a)	119,000	924,489
Daicel Chemical Industries Ltd.	45,000	274,160
Daishi Bank Ltd.	40,000	119,597
Daiwa Securities Group, Inc.(a)	131,000	486,733
Denki Kagaku Kogyo KK	18,000	62,150
Fuji Heavy Industries Ltd.(a)	6,000	47,814
Fuji Media Holdings, Inc.	84	143,547
FUJIFILM Holdings Corp.	113,700	2,130,764
Fujikura Ltd.	65,000	191,906
Fujitsu Ltd.	6,000	28,448
Fukuoka Financial Group, Inc.	153,000	593,357
Glory Ltd.	7,800	161,591
Gunma Bank Ltd.	55,000	258,710
H2O Retailing Corp.(a)	18,000	179,471
Hachijuni Bank Ltd.	68,000	351,335
Hakuhodo DY Holdings, Inc.	2,090	137,529
Hankyu Hanshin Holdings, Inc.	12,000	60,349
Higo Bank Ltd.	29,000	153,462
Hitachi Capital Corp.	4,800	79,625
Hitachi High-Technologies Corp.	9,800	239,314
Hokkoku Bank Ltd.	38,000	148,796
Hokuhoku Financial Group, Inc.	172,000	277,576
House Foods Corp.	8,700	147,258
Hyakujushi Bank Ltd.	35,000	137,925
Ibiden Co., Ltd.(a)	2,300	41,002
Idemitsu Kosan Co., Ltd.	7,700	683,931
Inpex Corp.	301	1,673,791
Isetan Mitsukoshi Holdings Ltd.	57,300	603,573
Iyo Bank Ltd.	30,000	238,319
J Front Retailing Co., Ltd.	112,000	559,054
JFE Holdings, Inc.	57,200	943,136
Joyo Bank Ltd.	91,000	412,110
JS Group Corp.	31,800	667,547
JTEKT Corp.	11,100	113,312
Juroku Bank Ltd.	33,000	106,512
JX Holdings, Inc.	446,500	2,279,002
Kagoshima Bank Ltd.	22,000	132,658
Kajima Corp.	41,000	119,510
Kamigumi Co., Ltd.	32,000	253,406
Kaneka Corp.(a)	55,000	302,058
Kawasaki Kisen Kaisha Ltd.(a)*	49,000	95,628
Keiyo Bank	24,000	110,790
Kinden Corp.	34,000	221,180
Kobe Steel Ltd.	86,000	102,208
Konica Minolta Holdings, Inc.	41,000	319,547
Kyocera Corp.	19,900	1,700,344
Kyowa Hakko Kirin Co., Ltd.(a)	22,000	224,858
Marui Group Co., Ltd.	55,700	422,271
Mazda Motor Corp.*	226,000	302,521
Mediceo Paltac Holdings Co., Ltd.	19,700	277,503
MEIJI Holdings Co., Ltd.	9,100	416,094
Mitsubishi Chemical Holdings Corp.	168,000	733,496
Mitsubishi Corp.	133,400	2,663,494
Mitsubishi Gas Chemical Co., Inc.	62,000	349,034
Mitsubishi Heavy Industries Ltd.	438,000	1,764,384
Mitsubishi Logistics Corp.	10,000	104,710
Mitsubishi Materials Corp.	181,000	518,534
Mitsubishi Tanabe Pharma Corp.	22,700	325,158
Mitsubishi UFJ Financial Group, Inc.	917,400	4,338,240
Mitsubishi UFJ Financial Group,
Inc., ADR	1,031,340	4,898,865
Mitsui & Co., Ltd.	87,200	1,280,701
Mitsui & Co., Ltd., ADR(a)	2,885	863,942
Mitsui Chemicals, Inc.	126,000	312,104
Mitsui Engineering & Shipbuilding
Co., Ltd.(a)	44,000	62,751
Mitsui OSK Lines Ltd.(a)	172,000	611,096
Mitsui Sumitomo Insurance Group
Holdings, Inc.	11,400	197,238
Nagase & Co., Ltd.	24,000	296,341
Nanto Bank Ltd.	1,000	4,354
NEC Corp.(a)*	285,000	438,544
Nippon Electric Glass Co., Ltd.	32,000	188,153
Nippon Express Co., Ltd.	132,000	541,640
Nippon Meat Packers, Inc.	27,067	356,559
Nippon Paper Group, Inc.(a)	14,200	224,542
Nippon Sheet Glass Co., Ltd.(a)	159,000	173,053
Nippon Shokubai Co., Ltd.	18,000	215,950
Nippon Steel Corp.	675,000	1,511,541
Nippon Television Network Corp.	1,030	155,656
Nippon Yusen(a)	228,000	596,134
Nishi-Nippon City Bank Ltd. (The)	89,000	214,887
Nisshin Seifun Group, Inc.	30,000	349,409
Nisshin Steel Co., Ltd.	160,000	222,180
Nisshinbo Holdings, Inc.	23,000	174,367

See notes to financial statements.

SA International Value Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2012 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Japan (Continued)
Nomura Holdings, Inc.	413,500	$1,520,848
NTN Corp.	32,000	99,281
Obayashi Corp.	99,000	432,239
OJI Paper Co., Ltd.(a)	88,000	335,773
Onward Holdings Co., Ltd.	28,000	210,871
Panasonic Corp.(a)	263,000	2,115,581
Panasonic Corp., ADR(a)	98,061	794,294
Renesas Electronics Corp.(a)*	9,300	35,601
Rengo Co., Ltd.	18,000	111,916
Ricoh Co., Ltd.(a)	127,000	1,058,135
Rohm Co., Ltd.	14,400	548,546
San-In Godo Bank Ltd.	22,000	154,400
Sankyo Co., Ltd.	3,800	184,450
Sapporo Hokuyo Holdings, Inc.	32,000	98,480
SBI Holdings, Inc.(a)	3,270	239,313
Seiko Epson Corp.(a)	28,000	280,578
Seino Holdings Corp.	23,000	153,074
Sekisui House Ltd.	158,000	1,478,501
Sharp Corp.(a)	182,000	915,294
Shiga Bank Ltd.	30,000	163,258
Shimizu Corp.(a)	90,000	310,752
Shinsei Bank Ltd.	193,000	231,788
Showa Denko KK	165,000	317,883
Showa Shell Sekiyu KK(a)	29,700	180,574
SKY Perfect JSAT Holdings, Inc.(a)	167	74,793
Sohgo Security Services Co., Ltd.(a)	7,900	106,539
Sojitz Corp.(a)	149,700	245,333
Sony Corp., ADR(a)	212,565	3,026,926
Sumitomo Bakelite Co., Ltd.(a)	36,000	167,086
Sumitomo Corp.	207,400	2,874,826
Sumitomo Electric Industries Ltd.	144,800	1,780,677
Sumitomo Forestry Co., Ltd.(a)	28,200	251,184
Sumitomo Heavy Industries Ltd.	20,000	88,822
Sumitomo Metal Industries Ltd.	35,000	56,921
Sumitomo Metal Mining Co., Ltd.	21,000	234,078
Sumitomo Mitsui Financial
Group, Inc.	170,400	5,568,084
Sumitomo Mitsui Trust
Holdings, Inc.	204,000	602,289
Suzuken Co., Ltd.	11,400	382,924
Taisei Corp.(a)	181,000	482,304
Takashimaya Co., Ltd.	45,000	343,404
TDK Corp.	400	16,013
Teijin Ltd.	67,000	202,002
Toda Corp.	30,000	93,076
TOKAI RIKA Co., Ltd.	5,900	96,543
Tokuyama Corp.(a)	46,000	112,216
Tokyo Broadcasting System
Holdings, Inc.	6,900	84,335
Tokyo Steel Manufacturing Co.,
Ltd.(a)	16,100	94,060
Tokyo Tatemono Co., Ltd.*	69,000	256,371
Toppan Printing Co., Ltd.(a)	163,000	1,080,753
Tosoh Corp.	49,000	131,795
Toyo Seikan Kaisha Ltd.	52,200	626,256
Toyoda Gosei Co., Ltd.	2,000	45,487
Toyota Motor Corp.	104,950	4,188,284
Toyota Motor Corp., ADR	49,897	4,015,711
Toyota Tsusho Corp.	30,600	578,427
UNY Co., Ltd.(a)	39,000	424,958
Wacoal Holdings Corp.	14,000	165,334
Yamaguchi Financial Group, Inc.	51,000	447,251
Yamaha Corp.	32,700	333,402
Yamato Kogyo Co., Ltd.(a)	2,000	55,245
		91,655,909
Netherlands — 3.0%
Aegon NV	221,158	1,019,865
Akzo Nobel NV	49,506	2,320,549
ArcelorMittal(a)	149,597	2,292,603
ArcelorMittal-NY Registered(a)	29,788	454,863
ING Groep NV*	375,721	2,503,849
Koninklijke DSM NV	31,703	1,556,661
Koninklijke Philips Electronics NV	150,800	2,971,336
TNT Express NV	624	7,296
		13,127,022
New Zealand — 0.1%
Contact Energy Ltd.*	110,499	426,324

Norway — 1.1%
Aker ASA, Series A	823	22,759
Archer Ltd.(a)*	11,137	19,939
BW Offshore Ltd.	11,203	12,147
Cermaq ASA*	833	10,957
DnB NOR ASA	101,878	1,009,592
Marine Harvest ASA(a)*	309,194	219,136
Norsk Hydro ASA(a)	267,912	1,202,500
Orkla ASA	165,896	1,200,858
Petroleum Geo-Services ASA	29,174	354,091
Stolt-Nielsen Ltd.	167	2,807
Storebrand ASA*	70,912	276,441
Subsea 7 SA(a)	23,447	461,557
Veripos, Inc.*	2,344	752
		4,793,536
Portugal — 0.0%
Banco Espirito Santo SA*	269,431	183,439
Portugal Telecom SGPS SA(a)	6,174	26,995
		210,434
Singapore — 0.9%
CapitaLand Ltd.	434,000	925,044
Golden Agri-Resources Ltd.(a)	1,188,000	628,348
Indofood Agri Resources Ltd.	31,000	35,117
Keppel Land Ltd.(a)	134,000	340,620
Neptune Orient Lines Ltd.(a)*	150,749	131,500
Overseas Union Enterprise Ltd.(a)	64,000	108,119
Singapore Airlines Ltd.(a)	165,340	1,353,524
United Industrial Corp., Ltd.	171,000	345,577
Venture Corp., Ltd.	20,000	123,466
		3,991,315

See notes to financial statements.

SA International Value Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2012 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Spain — 1.2%
Acciona SA	8,496	$506,404
Banco de Sabadell SA(a)	316,881	614,752
Banco Espanol de Credito SA(a)	13,917	45,315
Banco Popular Espanol SA(a)	299,039	674,747
Banco Santander SA	360,603	2,382,566
Bankinter SA(a)	6,575	22,624
CaixaBank*	2,913	9,441
Criteria Caixacorp SA(a)	128,204	415,502
EDP Renovaveis SA*	18,086	61,820
Gas Natural SDG SA	18,283	233,801
International Consolidated Airlines
Group SA*	183,620	458,685
Mapfre SA(a)	3,506	7,112
Repsol YPF SA(a)	5,418	86,666
Sacyr Vallehermoso SA(a)*	2,362	4,346
		5,523,781
Sweden — 2.8%
Boliden AB	38,387	532,733
Holmen AB, B Shares	18,717	508,143
Husqvarna AB, Class B	4,519	21,264
Meda AB, A Shares	14,396	137,041
Nordea Bank AB	382,663	3,285,919
Skandinaviska Enskilda Banken AB,
Series A	279,497	1,808,511
SSAB Svenskt Stal AB, Series A(a)	42,025	346,895
SSAB Svenskt Stal AB, Series B	17,977	128,900
Svenska Cellulosa AB, Series A	922	13,835
Svenska Cellulosa AB, Series B	131,362	1,965,459
Swedbank AB, Class A	78,393	1,230,725
Telefonaktiebolaget LM Ericsson	229,852	2,095,016
Telefonaktiebolaget LM Ericsson,
A Shares	698	6,302
TeliaSonera AB	59,380	378,730
		12,459,473
Switzerland — 6.2%
ABB Ltd.*	82,197	1,337,980
Adecco SA*	32,604	1,442,731
Alpiq Holding AG*	161	27,055
Aryzta AG*	8,066	400,262
Baloise Holding AG	13,230	871,174
Banque Cantonale Vaudoise	335	177,356
Clariant AG*	3,072	30,181
Credit Suisse Group AG	105,254	1,914,012
Givaudan SA*	1,372	1,343,596
Holcim Ltd.*	63,904	3,524,600
Lonza Group AG*	5,819	241,429
Novartis AG	14,519	811,612
Novartis AG	13,288	740,594
Sulzer AG	1,644	193,993
Swiss Life Holding AG*	5,342	501,191
Swiss Re Ltd.*	89,565	5,619,339
UBS AG*	368,590	4,291,123
Zurich Financial Services AG*	17,402	3,914,373
		27,382,601
United Kingdom — 21.3%
Anglo American PLC	20,970	685,909
Associated British Foods PLC	11,154	223,951
Aviva PLC	469,650	2,005,090
Barclays PLC	1,267,131	3,231,789
Barclays PLC, ADR(a)	122,013	1,256,734
BP PLC, ADR	429,014	17,392,228
Carnival PLC	36,295	1,246,007
Carnival PLC, ADR	24,609	840,974
Eurasian Natural Resources
Corp. PLC	6,258	40,713
Evraz PLC	1,926	7,864
HSBC Holdings PLC	178,941	1,572,475
HSBC Holdings PLC, ADR	80,333	3,545,095
Investec PLC(a)	71,730	417,905
J Sainsbury PLC	374,389	1,767,258
Kazakhmys PLC	42,677	482,241
Kingfisher PLC	763,160	3,435,073
Lloyds Banking Group PLC*	5,731,423	2,791,621
Lloyds Banking Group PLC, ADR*	19,015	36,509
Mondi PLC	36,769	313,843
Old Mutual PLC	790,398	1,874,154
Pearson PLC, ADR(a)	44,490	883,127
Resolution Ltd.	205,416	630,235
Rexam PLC	160,891	1,060,834
Royal & Sun Alliance Insurance
Group PLC	40,593	68,724
Royal Bank of Scotland Group PLC*	228,097	769,126
Royal Bank of Scotland Group PLC,
ADR(a)*	26,038	177,058
Royal Dutch Shell PLC, A Shares	4,807	161,674
Royal Dutch Shell PLC, ADR(a)	247,029	17,274,738
Vedanta Resources PLC(a)	2,183	31,180
Vodafone Group PLC	13,561	382,149
Vodafone Group PLC, ADR	7,062,161	19,825,787
WM Morrison Supermarkets PLC	459,213	1,913,783
Wolseley PLC	8,419	313,418
WPP PLC	188,211	2,278,548
Xstrata PLC	407,470	5,096,342
		94,034,156
TOTAL COMMON STOCKS
(Identified Cost $466,627,549)		437,181,485

PREFERRED STOCKS — 0.0%
Germany — 0.0%
Porsche Automobil Holding SE(a)	2,731	135,288

TOTAL PREFERRED STOCKS
(Identified Cost $169,209)		135,288

RIGHTS & WARRANTS — 0.0%
Spain — 0.0%
Repsol YPF SA*	5,418	3,799
Sacyr Vallehermoso SA(a)*	2,362	209
		4,008
TOTAL RIGHTS & WARRANTS
(Identified Cost $4,608)		4,008

See notes to financial statements.

SA International Value Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2012 (Continued)

	SHARES	VALUE†
SHORT-TERM INVESTMENTS — 0.1%
United States — 0.1%
SSgA Government Money
Market Fund	1	$1
SSgA Money Market Fund	527,101	527,101
		527,102
TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $527,102)		527,102

COLLATERAL FOR SECURITIES ON LOAN — 15.5%
Short-Term — 15.5%
State Street Navigator Securities
Lending Prime Portfolio	68,629,486	68,629,486

TOTAL COLLATERAL FOR
SECURITIES ON LOAN
(Identified Cost $68,629,486)		68,629,486

Total Investments — 114.5%
(Identified Cost $535,957,954)#		506,477,369
Liabilities, Less Cash and
Other Assets — (14.5%)		(64,188,190)
Net Assets — 100.0%		$442,289,179

†	See Note 1.
(a)	A portion or all of the security was held on loan. As of June 30, 2012, the market value of the securities on loan was $67,506,032.
*	Non-income producing security.
#	At June 30, 2012 the aggregate cost of investment securities for U.S. federal income tax purposes was $536,297,694. Net unrealized depreciation aggregated $29,820,325 of which $40,137,809 related to appreciated investment securities and $69,958,134 related to depreciated investment securities.

Key to abbreviations:
ADR — American Depository Receipt

Ten Largest Industry Holdings June 30, 2012
(As a percentage of net assets):

Industry	Percentage
Oil, Gas & Consumable Fuels	15.2%
Commercial Banks	13.5%
Insurance	7.7%
Metals & Mining	6.7%
Automobiles	4.7%
Wireless Telecommunication Services	4.6%
Diversified Telecommunication Services	4.1%
Food & Staples Retailing	3.3%
Capital Markets	3.2%
Chemicals	2.6%

Country Weightings
(% of portfolio market value)

See notes to financial statements.

SA International Small Company Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2012

	SHARES	VALUE†
MUTUAL FUNDS — 100.0%
Other — 100.0%
DFA International Small
Company Portfolio	13,596,945	$192,532,742

TOTAL MUTUAL FUNDS
(Identified Cost $141,994,835)		192,532,742

Total Investments — 100.0%
(Identified Cost $141,994,835)#		192,532,742
Liabilities, Less Cash and
Other Assets — 0.0%		(61,205)
Net Assets — 100.0%		$192,471,537

†	See Note 1.
#	At June 30, 2012 the aggregate cost of investment securities for U.S. federal income tax purposes was $167,203,088. Net unrealized appreciation aggregated $25,329,654, which related solely to appreciated investment securities.

See notes to financial statements.

SA Emerging Markets Value Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2012

	SHARES	VALUE†
COMMON STOCKS — 94.8%
Brazil — 7.2%
Banco Santander Brasil SA	19,400	$148,748
Banco Santander Brasil SA, ADR	117,255	908,726
BM&FBOVESPA SA	168,604	860,439
CCX Carvao da Colombia SA*	4,200	9,410
Fibria Celulose SA, ADR*	30,599	229,187
Gerdau SA	6,900	50,191
Gerdau SA, ADR	98,782	865,330
Hypermarcas SA*	15,400	91,012
JBS SA*	132,229	396,983
Magnesita Refratarios SA	7,500	23,899
Marfrig Alimentos SA*	26,090	121,325
MPX Energia SA*	4,200	64,406
PDG Realty SA Empreendimentos e
Participacoes	195,584	341,797
Petroleo Brasileiro SA	15,900	149,619
Petroleo Brasileiro SA, ADR	64,244	1,205,860
Usinas Siderurgicas de
Minas Gerais SA	25,400	97,629
		5,564,561
Chile — 2.1%
Cia General de Electricidad SA	18,040	81,815
Cia Sud Americana de Vapores SA*	61,840	7,372
Empresas CMPC SA	133,020	528,627
Empresas COPEC SA	28,567	421,867
Enersis SA, ADR	29,100	544,170
Inversiones Aguas Metropolitanas SA	8,312	13,927
Ripley Corp. SA	14,607	13,827
		1,611,605
China — 14.0%
Agile Property Holdings Ltd.	85,859	110,340
Aluminum Corp. of China Ltd.,
H Shares*	20,000	8,507
Angang Steel Co., Ltd., H Shares*	78,000	42,429
Bank of China Ltd., H Shares	4,753,902	1,801,568
Bank of Communications Co., Ltd.,
H Shares	581,400	389,701
Beijing Capital International Airport Co.,
Ltd., H Shares	132,000	79,970
Beijing Enterprises Holdings Ltd.	36,500	218,776
Chaoda Modern Agriculture
Holdings Ltd.*	62,354	8,841
China Agri-Industries Holdings Ltd.	129,000	70,171
China Citic Bank Corp. Ltd., H Shares	554,000	282,072
China Coal Energy Co., Ltd., H Shares	308,000	252,103
China Communication Services Corp. Ltd.,
H Shares*	163,600	80,556
China Communications Construction
Co., Ltd., H Shares	323,000	282,283
China Construction Bank Corp.,
H Shares	1,505,810	1,026,783
China COSCO Holdings Co., Ltd.,
H Shares*	148,000	65,244
China Dongxiang Group Co.	165,000	14,888
China Everbright Ltd.	72,000	101,718
China Lumena New Materials Corp.	224,000	37,536
China Merchants Holdings
International Co., Ltd.	72,693	219,261
China Minsheng Banking Corp. Ltd.,
H Shares	281,000	248,838
China Molybdenum Co., Ltd.,
H Shares*	76,000	27,528
China National Materials Co., Ltd.,
H Shares	121,000	37,121
China Petroleum & Chemical Corp.,
ADR	12,822	1,143,594
China Petroleum & Chemical Corp.,
H Shares	30,000	26,605
China Railway Construction Corp. Ltd.,
H Shares	145,000	120,180
China Resources Land Ltd.	154,000	314,434
China Rongsheng Heavy Industries
Group Holdings Ltd.	80,500	18,574
China Shipping Container Lines Co., Ltd.,
H Shares*	303,200	72,693
China Shipping Development Co., Ltd.,
H Shares	87,543	40,849
China Southern Airlines Co., Ltd.,
H Shares	110,000	48,350
China Travel International Inv HK	208,000	38,608
China Unicom Hong Kong Ltd.	54,000	67,796
China Unicom Hong Kong Ltd., ADR	38,409	482,033
China Yurun Food Group Ltd.	96,000	83,775
China Zhongwang Holdings Ltd.*	126,800	48,380
Citic Pacific Ltd.	50,000	75,535
Citic Resources Holdings Ltd.*	228,000	37,324
COSCO Pacific Ltd.	76,000	103,254
Country Garden Holdings Co., Ltd.*	150,022	58,787
Dalian Port PDA Co., Ltd., H Shares*	86,000	19,067
Fosun International Ltd.	163,500	84,511
Franshion Properties China Ltd.	238,000	71,480
GCL-Poly Energy Holdings Ltd.	404,000	88,008
Glorious Property Holdings Ltd.*	228,000	39,675
GOME Electrical Appliances Holding Ltd.	744,000	97,820
Greentown China Holdings Ltd.	34,500	35,799
Guangshen Railway Co., Ltd., ADR	3,500	52,570
Guangzhou Automobile Group Co., Ltd.,
H Shares*	140,870	116,938
Guangzhou R&F Properties Co., Ltd.	66,800	88,172
Harbin Electric Co., Ltd., H Shares	54,000	43,225
Hidili Industry International
Development Ltd.*	30,000	8,275
Hopson Development Holdings Ltd.*	58,000	34,390
Hunan Non-Ferrous Metal Corp. Ltd.,
H Shares*	54,000	16,427
Kaisa Group Holdings Ltd.*	13,000	2,514
Kingboard Chemical Holdings Ltd.	40,000	76,928
Kingboard Laminates Holdings Ltd.	50,000	18,368
KWG Property Holding Ltd.	72,000	45,290
Lee & Man Paper Manufacturing Ltd.	87,000	34,652
Lonking Holdings Ltd.	111,000	26,327
Maanshan Iron & Steel, H Shares*	72,000	16,427
Maoye International Holdings Ltd.	82,000	14,903

See notes to financial statements.

SA Emerging Markets Value Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2012 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
China (Continued)
Metallurgical Corp. of China Ltd.,
H Shares*	187,000	$39,772
Minth Group Ltd.	36,000	38,655
New World China Land Ltd.	148,800	60,418
Nine Dragons Paper Holdings Ltd.	102,000	56,667
Poly Hong Kong Investments Ltd.*	150,000	80,434
Renhe Commercial Holdings Co., Ltd.	550,000	22,332
Semiconductor Manufacturing
International Corp.*	460,000	15,416
Semiconductor Manufacturing
International Corp., ADR*	2,052	3,365
Shanghai Industrial Holdings Ltd.	55,000	144,626
Shenzhen International Holdings	627,500	38,420
Shenzhen Investment Ltd.	108,000	25,476
Shimao Property Holdings Ltd.	130,500	199,502
Shougang Fushan Resources
Group Ltd.	188,000	48,224
Shui On Land Ltd.	230,281	93,205
Sino-Ocean Land Holdings Ltd.	228,434	113,364
Sinofert Holdings Ltd.	64,000	9,817
Sinotrans Ltd., H Shares	106,000	17,216
Sinotrans Shipping Ltd.	74,573	17,399
Sinotruk Hong Kong Ltd.	60,000	35,731
Skyworth Digital Holdings Ltd.	176,000	77,587
Soho China Ltd.	195,500	149,184
Sunac China Holdings Ltd.	53,000	22,135
TCC International Holdings Ltd.	64,000	16,829
Tian An China Investment	10,000	5,517
Travelsky Technology Ltd., H Shares	118,500	60,946
Yuexiu Property Co., Ltd.	515,800	125,660
		10,736,668
Czech Republic — 0.3%
Telefonica O2 Czech Republic AS	4,507	86,046
Unipetrol, AS*	14,712	124,716
		210,762
Hungary — 0.2%
EGIS Pharmaceuticals PLC	1,851	120,083
OTP Bank Nyrt	2,446	38,669
		158,752
India — 7.3%
Adani Enterprises Ltd.	12,957	51,633
Aditya Birla Nuvo Ltd.	2,706	39,348
Allahabad Bank Ltd.	1,836	4,914
Amtek Auto Ltd.	7,584	14,466
Arvind Ltd.*	11,397	15,125
Ashok Leyland Ltd.*	66,000	29,551
Aurobindo Pharma Ltd.	5,739	11,270
Bajaj Holdings and Investment Ltd.*	1,407	19,706
Bank of Baroda	4,881	64,043
Bank of India	7,035	43,664
Bhushan Steel Ltd.	7,490	62,109
Bombay Rayon Fashions Ltd.	1,619	6,961
Cairn India Ltd.*	37,422	205,927
Canara Bank	5,493	40,483
Central Bank Of India	22,808	33,619
Corporation Bank	250	1,871
DLF Ltd.	29,868	106,077
Educomp Solutions Ltd.	5,729	17,340
EID Parry India Ltd.	7,288	23,103
Essar Ports Ltd.*	2,998	4,776
Essar Shipping Ltd.*	1,499	762
Federal Bank Ltd.	9,627	77,399
Gitanjali Gems Ltd.	6,654	35,734
Great Eastern Shipping Co., Ltd. (The)	5,045	22,494
Hexa Tradex Ltd.*	2,323	1,612
Hindalco Industries Ltd.	100,344	215,748
ICICI Bank Ltd., ADR	32,610	1,056,890
IDBI Bank Ltd.	16,131	27,042
IFCI Ltd.	14,171	10,152
Indiabulls Financial Services Ltd.	1,875	7,781
Indiabulls Infrastructure and Power Ltd.*	3,507	486
Indian Bank	12,173	38,545
Indian Hotels Co., Ltd.	5,200	5,756
Indian Overseas Bank	26,718	39,813
Infrastructure Development
Finance Co., Ltd.	28,677	69,773
ING Vysya Bank Ltd.	6,545	42,082
Jaiprakash Associates Ltd.	65,004	85,279
Jammu & Kashmir Bank Ltd.*	2,469	43,777
Jaypee Infratech Ltd.	42,410	40,371
Jindal Saw Ltd.	11,615	27,709
JSW Energy Ltd.	54,292	51,001
JSW Steel Ltd.	10,487	127,249
Mphasis Ltd.	2,597	17,235
National Aluminium Co., Ltd.	72,404	76,897
Oriental Bank of Commerce	7,526	34,088
Piramal Healthcare Ltd.	4,212	39,755
PTC India Ltd.	3,148	3,665
Reliance Capital Ltd.	8,971	57,729
Reliance Communications Ltd.	45,829	52,079
Reliance Industries Ltd.	74,004	974,703
Reliance Industries Ltd., GDR(a)	16,067	425,776
Reliance Power Ltd.*	39,923	76,328
Sesa Goa Ltd.	20,487	70,357
Shree Renuka Sugars Ltd.	48,908	27,636
Sintex Industries Ltd.	22,565	24,895
State Bank of India Ltd.	1,956	75,269
State Bank of India Ltd., GDR	1,400	108,500
Steel Authority of India Ltd.	35,772	58,045
Sterlite Industries India Ltd., ADR	26,322	199,521
Suzlon Energy Ltd.*	23,982	7,989
Syndicate Bank*	19,381	37,141
Tata Chemicals Ltd.	6,115	34,137
Tata Communications Ltd.	10,678	44,588
Tata Communications Ltd., ADR	1,300	10,790
Tata Global Beverages Ltd.	29,240	60,590
Tata Steel Ltd., ADR	27,257	216,308
Union Bank of India	6,100	22,888
Unitech Ltd.*	62,501	24,627
United Phosphorus Ltd.	11,000	24,794
Videocon Industries Ltd.	6,099	18,624
		5,648,395

See notes to financial statements.

SA Emerging Markets Value Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2012 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Indonesia — 3.1%
Adaro Energy Tbk PT	1,292,500	$199,534
Aneka Tambang Tbk PT	534,000	76,184
Bakrie and Brothers Tbk PT*	584,500	3,112
Bakrie Telecom Tbk PT*	845,500	18,004
Bank Danamon Indonesia Tbk PT	298,273	190,539
Bank Mandiri Tbk PT	237,500	182,060
Bank Negara Indonesia Persero Tbk PT	1,109,366	451,778
Bank Pan Indonesia Tbk PT*	1,140,000	95,885
Bank Tabungan Negara Tbk PT	342,500	47,040
Barito Pacific Tbk PT*	253,500	13,495
Bumi Resources Minerals Tbk PT*	291,500	12,724
Bumi Resources Tbk PT	318,500	37,640
Ciputra Development Tbk PT	1,081,500	74,844
Gajah Tunggal Tbk PT	257,000	62,249
Global Mediacom Tbk PT	654,500	105,919
Holcim Indonesia Tbk PT	213,000	54,993
Indah Kiat Pulp and Paper Corp.,
Tbk PT*	249,000	27,836
Indika Energy Tbk PT	223,500	44,260
Indofood Sukses Makmur Tbk PT	536,500	277,032
Lippo Karawaci Tbk PT	2,178,375	185,542
Matahari Putra Prima Tbk PT	17,500	1,789
Medco Energi Internasional Tbk PT	276,000	52,893
Timah Tbk PT	284,500	41,800
Vale Indonesia Tbk PT	415,000	118,193
		2,375,345
Korea — 14.8%
AMOREPACIFIC Group	76	21,897
BS Financial Group, Inc.	8,140	89,904
CJ Corp.	1,214	84,689
CJ E&M Corp.*	535	12,378
Daelim Industrial Co., Ltd.	2,458	193,575
Daewoo Engineering &
Construction Co., Ltd.*	4,660	35,641
Daewoo Shipbuilding & Marine
Engineering Co., Ltd.	4,750	108,657
Daou Technology, Inc.	4,180	44,707
DGB Financial Group, Inc.	5,580	67,475
Dongkuk Steel Mill Co., Ltd.	1,140	15,229
Doosan Corp.	538	60,829
Doosan Heavy Industries &
Construction Co. Ltd.	405	20,332
GS Engineering & Construction Corp.	1,093	72,813
GS Holdings Corp.	4,493	203,987
Hana Financial Group, Inc.	16,650	526,241
Hanjin Heavy Industries &
Construction Co., Ltd.*	2,605	32,069
Hanjin Shipping Co., Ltd.*	5,641	71,907
Hanwha Chem Corp.	8,670	159,721
Hanwha Corp.	2,710	66,605
Hite Jinro Co. Ltd.	800	15,087
Hyosung Corp.	1,982	94,657
Hyundai Development Co.	4,300	90,667
Hyundai Motor Co.	1,325	268,968
Hyundai Securities Co.	8,977	66,543
Hyundai Steel Co.	5,135	376,601
Industrial Bank of Korea	12,480	138,927
KB Financial Group, Inc.	1,370	44,138
KB Financial Group, Inc., ADR	27,494	898,779
KCC Corp.	487	118,205
Kolon Industries, Inc.	1,185	72,630
Korea Exchange Bank*	20,440	145,446
Korea Express Co., Ltd.*	282	19,229
Korea Investment Holdings Co., Ltd.	3,470	115,126
Korea Life Insurance Co., Ltd.	14,250	80,000
KP Chemical Corp.	2,180	25,219
LG Corp.	7,969	382,673
LG Display Co., Ltd.*	4,160	77,545
LG Display Co., Ltd., ADR*	33,010	311,945
LG Electronics, Inc.	9,407	501,006
LG Hausys Ltd.	526	30,219
LG Innotek Co., Ltd.*	565	44,052
LG International Corp.	1,930	59,483
LG Uplus Corp.	20,310	98,238
Lotte Chilsung Beverage Co., Ltd.	40	51,233
Lotte Confectionery Co., Ltd.	54	73,738
Lotte Shopping Co., Ltd.	974	264,898
Mirae Asset Securities Co., Ltd.	1,180	31,938
Nong Shim Co., Ltd.	200	36,059
Poongsan Corp.	2,070	48,797
POSCO	336	106,636
POSCO, ADR	22,412	1,802,821
Samsung SDI Co., Ltd.	2,604	344,441
Seah Besteel Corp.	440	14,656
Shinhan Financial Group Co., Ltd.	8,700	301,558
Shinhan Financial Group Co., Ltd., ADR	12,205	866,311
Shinsegae Co. Ltd.	199	36,487
SK Broadband Co. Ltd.*	1,883	4,792
SK Holdings Co., Ltd.	2,446	282,966
SK Innovation Co., Ltd.	5,072	611,111
SK Networks Co., Ltd.	6,830	51,642
STX Corp.	3,240	27,666
STX Offshore & Shipbuilding Co., Ltd.	4,700	42,882
STX Pan Ocean Co., Ltd.	4,940	19,409
Taekwang Industrial Co., Ltd.	18	13,154
Woori Finance Holdings Co., Ltd.	16,870	183,378
Woori Finance Holdings Co., Ltd., ADR	3,675	122,084
Woori Investment & Securities Co., Ltd.	10,440	100,722
		11,403,418
Malaysia — 4.1%
Affin Holdings Berhad	96,900	101,615
Alliance Financial Group Berhad	97,000	127,073
AMMB Holdings Berhad	201,687	399,500
Batu Kawan Berhad	18,800	108,816
Berjaya Corp. Berhad	244,700	60,491
Berjaya Land Berhad	215,200	59,637
Boustead Holdings Berhad	45,584	76,368
DRB-Hicom Berhad	90,000	71,422
Eastern & Oriental Bhd	46,300	20,413
Gamuda Berhad	50,000	55,109
Genting Malaysia Bhd	98,900	112,121
HAP Seng Consolidated Berhad	63,800	36,164

See notes to financial statements.

SA Emerging Markets Value Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2012 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Malaysia (Continued)
Hong Leong Financial Group Berhad	26,900	$103,686
IGB Corp. Berhad	99,283	84,104
IJM Corp. Berhad	138,180	218,442
IJM Land Bhd	20,400	14,133
IJM Plantations Bhd	26,300	26,751
Jaya Tiasa Holdings BHD	1,900	5,217
KNM Group Bhd*	81,900	18,183
Kulim Malaysia Berhad	30,000	44,402
Mah Sing Group Bhd	56,000	36,152
Malaysia Airports Holdings Bhd	15,600	27,314
Malaysian Resources Corp. Bhd	65,000	35,821
Media Prima Bhd	30,700	21,366
MISC Berhad	85,520	124,153
MMC Corp. Berhad	109,900	89,983
Oriental Holdings Berhad	23,560	49,709
OSK Holdings Berhad	83,537	36,829
Pharmaniaga Bhd	792	2,539
Pos Malaysia Berhad*	38,700	34,367
PPB Group Berhad	55,300	278,285
RHB Capital Berhad	49,791	116,030
Shell Refining Co., Federation of
Malaya Berhad	8,600	24,916
Sunway Bhd*	46,200	33,462
Supermax Corp. Bhd	45,100	29,399
TA Enterprise Berhad	92,600	16,476
TA Global Berhad	55,560	4,899
TAN Chong Motor Holdings BHD	3,000	4,261
Time dotCom Bhd*	57,980	65,548
Tradewinds Malaysia Bhd	5,500	15,502
Wah Seong Corp. Bhd	3,500	2,072
WCT Bhd	44,600	33,708
YTL Corp. Berhad	460,309	292,812
		3,119,250
Mexico — 7.1%
Alfa SAB de CV-Class A	31,400	501,846
Arca Continental SAB de CV	73,232	424,909
Cemex SAB de CV*	279,274	188,001
Cemex SAB de CV, ADR*	71,886	483,793
Coca-Cola Femsa SAB de CV, ADR	149	19,501
Controladora Comercial Mexicana SAB
de CV	36,957	84,499
Desarrolladora Homex SAB de CV*	9,000	23,067
Empresas ICA SAB de CV, ADR*	1,800	12,510
Fomento Economico Mexicano SAB
de CV, ADR	20,700	1,847,475
Grupo Aeroportuario del Pacifico SAB
de CV, ADR	5,200	205,192
Grupo Aeroportuario del Sureste SAB
de CV, ADR	1,900	148,333
Grupo Carso SAB de CV- Ser A	47,917	155,967
Grupo Comercial Chedraui SA de CV	19,630	52,696
Grupo Financiero Banorte SAB de CV	103,000	532,307
Grupo Financiero Inbursa SA	74,100	166,590
Industrias CH SAB de CV- Ser B*	22,900	103,722
Inmuebles Carso SAB de CV*	47,917	36,136
Minera Frisco SAB de CV*	27,719	116,988
OHL Mexico SAB de CV*	13,200	16,080
Organizacion Soriana SAB de
CV- Class B*	94,800	297,767
Urbi Desarrollos Urbanos SAB de CV*	36,800	35,422
		5,452,801
Philippines — 0.9%
Alliance Global Group, Inc.	320,300	87,724
JG Summit Holdings, Inc.	54,700	45,307
Megaworld Corp.	2,020,000	104,991
Metropolitan Bank & Trust	80,019	175,668
Robinsons Land Corp.	165,600	68,465
San Miguel Corp.	86,300	233,492
SM Development Corp.	46,750	6,824
		722,471
Poland — 1.6%
Asseco Poland SA	5,875	86,054
Enea SA	7,208	34,335
Grupa Lotos SA*	10,150	84,998
Kredyt Bank SA*	9,268	37,415
Netia SA*	10,000	17,709
Orbis SA*	677	8,226
PGE SA	77,924	454,682
Polski Koncern Naftowy Orlen SA*	36,737	412,508
Tauron Polska Energia SA	55,520	76,156
Zaklady Azotowe Pulawy SA	640	19,421
		1,231,504
Russia — 4.9%
Federal Hydrogenerating Co., ADR*	44,344	105,938
Federal Hydrogenerating Co.,
JSC, ADR*	552	1,319
Gazprom OAO, ADR*	325,885	3,073,095
Lukoil OAO, ADR*	5,916	329,817
Magnitogorsk Iron &
Steel Works, GDR*	11,252	41,340
Surgutneftegas, ADR*	24,822	205,278
		3,756,787
South Africa — 9.1%
ABSA Group Ltd.	13,962	241,155
Aeci Ltd.	6,832	66,649
African Rainbow Minerals Ltd.	9,374	190,371
ArcelorMittal South Africa Ltd.	4,488	28,767
Aveng Ltd.	32,243	141,200
Barloworld Ltd.	23,324	231,102
Caxton and CTP Publishers and
Printers Ltd.	18,814	35,097
Daewoo Securities Co., Ltd.	3,497	32,059
DataTec Ltd.	6,000	34,312
Gold Fields Ltd., ADR	60,627	776,632
Grindrod Ltd.	15,332	25,319
Harmony Gold Mining Co., Ltd., ADR	34,777	326,904
Illovo Sugar Ltd.	7,069	24,428
Impala Platinum Holdings Ltd.	25,371	419,749
Imperial Holdings Ltd.	9,604	202,067

See notes to financial statements.

SA Emerging Markets Value Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2012 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
South Africa (Continued)
Investec Ltd.	25,999	$152,687
JD Group Ltd.	12,010	63,172
Liberty Holdings Ltd.	8,197	86,934
Mediclinic International Ltd.	19,471	89,198
Mmi Holdings Ltd.	86,681	190,858
Mondi Ltd.	9,297	79,096
Mpact Ltd.	6,385	13,465
Nedbank Group Ltd.	20,163	428,889
Northam Platinum Ltd.	15,969	45,417
Royal Bafokeng Platinum Ltd.*	2,402	15,722
Sanlam Ltd.	214,984	940,150
Sappi Ltd., ADR*	44,800	142,912
Sasol Ltd., ADR	12,700	539,115
Standard Bank Group Ltd.	67,414	911,558
Steinhoff International Holdings Ltd.*	137,280	413,942
Telkom SA Ltd.	21,021	48,831
Tongaat Hulett Ltd.	3,850	58,921
		6,996,678
Taiwan — 12.9%
Ability Enterprise Co., Ltd.	6,000	5,461
Acer, Inc.	225,000	231,889
Alpha Networks, Inc.	28,000	20,800
Altek Corp.	34,151	21,712
AmTRAN Technology Co., Ltd.	70,360	56,505
Asia Cement Corp.	136,795	171,423
Asia Optical Co., Inc.*	16,000	17,132
AU Optronics Corp.	85,000	34,273
AU Optronics Corp., ADR	60,438	242,961
BES Engineering Corp.	111,000	26,631
Capital Securities Corp.	156,661	52,107
Cathay Real Estate Development
Co., Ltd.	100,000	45,173
Chang Hwa Commercial Bank	429,460	225,616
Cheng Loong Corp.	41,000	15,434
Cheng Uei Precision Industry Co., Ltd.	18,360	36,185
Chimei Innolux Corp.*	204,856	84,314
China Airlines Ltd.	141,111	63,272
China Development Financial
Holding Corp.	878,468	206,940
China Manmade Fibers Corp.*	89,000	26,981
China Motor Corp.	71,195	64,322
China Petrochemical Development Corp.	64,000	53,539
China Synthetic Rubber Corp.	56,203	52,282
Chinatrust Financial Holding Co., Ltd.	654,077	372,070
Chung Hung Steel Corp.	48,000	12,978
CMC Magnetics Corp.*	213,000	36,492
Compal Electronics, Inc.	359,000	328,548
Compeq Manufacturing Co., Ltd.	100,000	39,485
Coretronic Corp.	38,000	35,285
CSBC Corp.*	8,000	6,251
D-Link Corp.	72,000	45,896
E.Sun Financial Holding Co., Ltd.	322,650	165,185
Elitegroup Computer Systems Co., Ltd.*	39,610	16,303
Entie Commercial Bank	7,000	3,104
Epistar Corp.	72,000	157,805
Eternal Chemical Co. Ltd.	19,000	14,209
Evergreen International Storage &
Transport Corp.	17,000	8,419
Evergreen Marine Corp. Taiwan Ltd.	105,599	56,890
Everlight Electronics Co., Ltd.	30,000	50,895
Far Eastern International Bank	69,205	26,283
Farglory Land Development Co. Ltd.	9,000	15,841
First Financial Holding Co., Ltd.	539,074	312,964
Formosa Taffeta Co., Ltd.	67,000	60,084
Formosan Rubber Group, Inc.	23,000	15,161
Fubon Financial Holding Co., Ltd.	438,611	437,363
Getac Technology Corp.	45,000	37,644
Gigabyte Technology Co., Ltd.	52,000	49,503
Gintech Energy Corp.	21,049	25,321
Goldsun Development & Construction
Co., Ltd.	66,953	23,636
Grand Pacific Petrochemical	99,000	43,396
Green Energy Technology, Inc.	40,149	35,064
Hey Song Corp.	26,000	32,712
Hua Nan Financial Holdings Co., Ltd.	319,482	175,857
Inotera Memories, Inc.*	104,000	23,908
Inventec Co., Ltd.	205,104	66,092
King Yuan Electronics Co., Ltd.	110,100	51,762
King’s Town Bank*	46,000	26,860
Kinpo Electronics	122,000	26,453
Lien Hwa Industrial Corp.	62,829	38,053
LITE-ON IT Corp.	31,094	30,121
Lite-On Technology Corp.	183,780	229,379
Macronix International	343,017	107,548
Masterlink Securities Corp.	113,000	33,841
Mega Financial Holding Co., Ltd.	777,240	568,268
Micro-Star International Co., Ltd.	76,374	39,867
Mitac International	138,439	46,046
Motech Industries, Inc.	11,000	15,091
Nan Ya Printed Circuit Board Corp.	6,200	10,435
Neo Solar Power Corp.*	17,000	13,254
Nien Hsing Textile Co., Ltd.	16,625	10,848
Pan-International Industrial	17,039	16,591
Pegatron Corp.	153,249	199,478
POU Chen Corp.	190,133	161,917
Powertech Technology, Inc.	22,000	42,476
President Securities Corp.	56,945	28,391
Qisda Corp.	224,400	52,336
Radium Life Tech Co., Ltd.	35,968	25,455
Realtek Semiconductor Corp.	11,000	19,913
Ritek Corp.*	270,399	38,454
Sanyang Industry Co., Ltd.	55,573	35,890
Shihlin Electric & Engineering Corp.	17,000	19,967
Shin Kong Financial Holding Co., Ltd.*	536,849	154,130
Shinkong Synthetic Fibers Corp.	97,151	27,795
Silicon Integrated Systems Corp.	27,456	9,114
Sincere Navigation Corp.	27,000	24,213
Sino-American Silicon Products, Inc.	19,000	29,500
SinoPac Financial Holdings Co., Ltd.	505,049	189,277
TA Chen Stainless Pipe*	72,000	38,909
Ta Chong Bank Co., Ltd.*	136,800	42,113

See notes to financial statements.

SA Emerging Markets Value Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2012 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Taiwan (Continued)
Taichung Commercial Bank*	140,055	$43,912
Tainan Spinning Co., Ltd.	58,833	24,706
Taishin Financial Holding Co., Ltd.	405,059	154,515
Taiwan Business Bank*	212,681	61,203
Taiwan Cement Corp.	286,772	339,213
Taiwan Cooperative Financial Holding*	337,562	198,798
Taiwan Fertilizer Co. Ltd.	6,000	13,713
Taiwan Glass Industrial Corp.	81,497	68,312
Tatung Co., Ltd.*	139,784	29,748
Teco Electric and Machinery Co., Ltd.	247,000	159,515
Ton Yi Industrial Corp.	61,950	32,856
Tong Yang Industry Co., Ltd.	37,450	36,090
Tung Ho Steel Enterprise Corp.	43,000	41,727
U-Ming Marine Transport Corp.	20,000	31,788
Unimicron Technology Corp.	110,000	124,410
Union Bank Of Taiwan*	69,000	23,319
United Microelectronics Corp.	1,215,513	524,682
UPC Technology Corp.	19,000	10,236
Walsin Lihwa Corp.	302,000	83,370
Walsin Technology Corp.	3,163	766
Wan Hai Lines Ltd.	76,650	37,447
Winbond Electronics Corp.*	311,000	46,621
Wintek Corp.	146,099	79,686
Wistron Corp.	88,000	107,479
Yageo Corp.	227,000	66,387
Yang Ming Marine Transport Corp.	117,365	52,428
Yieh Phui Enterprise Co., Ltd.	133,543	40,575
Young Fast Optoelectronics Co., Ltd.	5,000	11,310
Yuanta Financial Holding Co., Ltd.*	732,503	332,120
Yuen Foong Yu Paper
Manufacturing Co., Ltd.	150,385	62,147
Yulon Motor Co., Ltd.	91,272	160,035
		9,888,455
Thailand — 3.4%
Bangchak Petroleum PCL	74,000	52,424
Bangkok Bank PCL, ADR	99,000	596,930
Bangkok Expressway PCL	63,900	48,891
Bank of Ayudhya PCL	126,400	119,395
Delta Electronics Thai PCL	56,500	38,070
Esso Thailand PCL	97,600	31,038
IRPC PCL	901,900	101,662
Kiatnakin Bank PCL	33,300	37,746
Krung Thai Bank PCL	358,700	181,835
MBK PCL	400	1,209
Precious Shipping PCL	58,400	26,479
PTT Global Chemical PCL	185,028	323,333
PTT PCL	63,300	643,762
Sri Trang Agro-Industry PCL	67,800	30,100
Thai Airways International PCL*	96,000	65,290
Thai Oil PCL	71,700	129,245
Thai Plastic & Chemical PCL	8,100	6,695
Thanachart Capital PCL	81,200	73,504
Total Access Communication PCL	45,100	105,792
TPI Polene PCL	113,900	41,601
		2,655,001
Turkey — 1.8%
Aksigorta AS	14,835	15,832
Arcelik AS	19,531	98,708
Asya Katilim Bankasi AS*	9,747	9,755
Dogan Sirketler Grubu Holding AS*	69,540	30,761
Eregli Demir ve Celik Fabrikalari TAS	122,129	135,736
Kardemir Karabuk Demir Celik Sanayi ve
Ticaret AS, Class D	36,171	20,001
KOC Holding AS	64,589	246,428
Petkim Petrokimya Holding AS	15,985	17,854
Sekerbank TAS*	45,363	25,585
Tekfen Holding AS	23,735	86,882
Trakya Cam Sanayi AS*	16,808	22,584
Turk Hava Yollari*	41,159	72,372
Turk Sise ve Cam Fabrikalari AS	53,209	87,088
Turkiye Is Bankasi	136,282	361,711
Turkiye Sinai Kalkinma Bankasi AS	39,318	40,003
Turkiye Vakiflar Bankasi TAO	49,100	102,082
		1,373,382
TOTAL COMMON STOCKS
(Identified Cost $77,575,352)		72,905,835

PREFERRED STOCKS — 3.6%
Brazil — 3.6%
Braskem SA, PF A	9,600	63,952
Braskem SA, ADR	10,100	134,431
Gerdau SA	8,800	77,550
Klabin SA, PF	59,721	270,581
Petroleo Brasileiro SA	48,935	444,642
Petroleo Brasileiro SA, ADR	80,103	1,453,069
Suzano Papel e Celulose SA	11,700	23,126
Usinas Siderurgicas de Minas
Gerais SA, PF A	96,030	302,171
		2,769,522
TOTAL PREFERRED STOCKS
(Identified Cost $4,445,933)		2,769,522

SHORT-TERM INVESTMENTS — 0.5%
United States — 0.5%
SSgA Government Money Market Fund	1	1
SSgA Money Market Fund	387,544	387,544
		387,545
TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $387,545)		387,545

Total Investments — 98.9%
(Identified Cost $82,408,830)#		76,062,902
Cash and Other Assets,
Less Liabilities — 1.1%		837,980
Net Assets — 100.0%		$76,900,882

See notes to financial statements.

SA Emerging Markets Value Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2012 (Continued)

†	See Note 1.
*	Non-income producing security.
(a)	144A securities. Securities exempt from registration under Rule 144A of the securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers.
#	At June 30, 2012 the aggregate cost of investment securities for U.S federal income tax purposes was $82,449,059. Net unrealized depreciation aggregated $6,386,157 of which $8,067,658 related to appreciated investment securities and $14,453,815 related to depreciated investment securities.

Key to abbreviations:
ADR — American Depository Receipt
GDR — Global Depository Receipt

Ten Largest Industry Holdings June 30, 2012
(As a percentage of net assets):

Industry	Percentage
Commercial Banks	23.8%
Oil, Gas & Consumable Fuels	17.1%
Metals & Mining	10.1%
Industrial Conglomerates	4.3%
Real Estate Management & Development	3.3%
Beverages	3.1%
Diversified Financial Services	2.5%
Electronic Equipment, Instruments & Components	2.3%
Chemicals	2.2%
Food Products	2.1%

Country Weightings
(% of portfolio market value)

See notes to financial statements.

SA Real Estate Securities Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2012

	SHARES	VALUE†
COMMON STOCKS — 99.3%
Real Estate Investment Trusts (REITs) — 99.3%
Acadia Realty Trust	10,158	$235,462
Agree Realty Corp.	2,350	52,006
Alexander’s, Inc.	676	291,430
Alexandria Real Estate Equities, Inc.	13,923	1,012,481
American Campus Communities, Inc.	16,328	734,433
American Tower Corp. REIT	11,622	812,494
Apartment Investment &
Management Co.	27,531	744,163
Ashford Hospitality Trust, Inc.	11,583	97,645
Associated Estates Realty Corp.	9,860	147,407
AvalonBay Communities, Inc.	20,010	2,831,015
BioMed Realty Trust, Inc.	33,105	618,401
Boston Properties, Inc.	32,238	3,493,632
Brandywine Realty Trust	31,994	394,806
BRE Properties, Inc.	16,115	806,072
Camden Property Trust	17,130	1,159,187
Campus Crest Communities, Inc.	1,495	15,533
CapLease, Inc.	6,103	25,327
CBL & Associates Properties, Inc.	30,390	593,821
Cedar Realty Trust, Inc.	13,325	67,291
Colonial Properties Trust	17,917	396,682
CommonWealth REIT	18,134	346,722
Corporate Office Properties Trust	15,707	369,272
Cousins Properties, Inc.	21,935	169,996
CubeSmart	25,500	297,585
DCT Industrial Trust, Inc.	54,287	342,008
DDR Corp.	51,164	749,041
DiamondRock Hospitality Co.	35,652	363,650
Digital Realty Trust, Inc.	22,820	1,713,097
Douglas Emmett, Inc.	28,958	668,930
Duke Realty Corp.	57,120	836,237
DuPont Fabros Technology, Inc.	14,655	418,547
EastGroup Properties, Inc.	5,958	317,561
Education Realty Trust, Inc.	20,475	226,863
Entertainment Properties Trust	10,560	434,122
Equity Lifestyle Properties, Inc.	8,984	619,627
Equity One, Inc.	13,403	284,144
Equity Residential	65,149	4,062,692
Essex Property Trust, Inc.	7,481	1,151,476
Excel Trust, Inc.	5,342	63,890
Extra Space Storage, Inc.	20,505	627,453
Federal Realty Investment Trust	14,280	1,486,405
FelCor Lodging Trust, Inc.*	24,513	115,211
First Industrial Realty Trust, Inc.*	18,500	233,470
First Potomac Realty Trust	11,300	133,001
Franklin Street Properties Corp.	16,295	172,401
General Growth Properties, Inc.	93,644	1,694,020
Getty Realty Corp.	5,900	112,985
Gladstone Commercial Corp.	756	12,595
Glimcher Realty Trust	24,519	250,584
Government Properties Income Trust	8,387	189,714
HCP, Inc.	90,229	3,983,610
Health Care REIT, Inc.	44,337	2,584,847
Healthcare Realty Trust, Inc.	17,845	425,425
Hersha Hospitality Trust	34,973	184,657
Highwoods Properties, Inc.	16,061	540,453
Home Properties, Inc.	10,637	652,686
Hospitality Properties Trust	27,524	681,770
Host Hotels & Resorts, Inc.	152,871	2,418,419
Inland Real Estate Corp.	20,029	167,843
Investors Real Estate Trust	9,319	73,620
Kilroy Realty Corp.	13,580	657,408
Kimco Realty Corp.	91,210	1,735,726
Kite Realty Group Trust	12,812	63,932
LaSalle Hotel Properties	18,221	530,960
Lexington Realty Trust	30,814	260,995
Liberty Property Trust	25,879	953,382
LTC Properties, Inc.	5,388	195,477
Mack-Cali Realty Corp.	19,000	552,330
Medical Properties Trust, Inc.	25,741	247,628
MHI Hospitality Corp.	100	359
Mid-America Apartment
Communities, Inc.	8,580	585,499
Mission West Properties, Inc.	4,004	34,515
Monmouth Real Estate Investment Corp.,
Class A	6,321	74,082
MPG Office Trust, Inc.*	10,100	20,301
National Health Investors, Inc.	3,049	155,255
National Retail Properties, Inc.	22,653	640,853
Omega Healthcare Investors, Inc.	22,840	513,900
One Liberty Properties, Inc.	1,927	36,285
Parkway Properties, Inc.	5,400	61,776
Pennsylvania Real Estate
Investment Trust	11,406	170,862
Piedmont Office Realty Trust, Inc.,
Class A	37,606	647,199
Post Properties, Inc.	11,518	563,806
Prologis, Inc.	98,860	3,285,118
PS Business Parks, Inc.	4,582	310,293
Public Storage	31,933	4,611,445
Ramco-Gershenson Properties Trust	7,939	99,793
Realty Income Corp.	28,869	1,205,858
Regency Centers Corp.	19,504	927,805
Retail Opportunity Investments Corp.	5,892	71,058
Rouse Properties, Inc. REIT*	3,272	44,336
Sabra Healthcare REIT, Inc.	7,674	131,302
Saul Centers, Inc.	3,133	134,312
Senior Housing Properties Trust	35,576	794,056
Simon Property Group, Inc.	64,529	10,044,584
SL Green Realty Corp.	19,852	1,592,925
Sovran Self Storage, Inc.	6,700	335,603
Strategic Hotels & Resorts, Inc.*	37,591	242,838
Sun Communities, Inc.	5,536	244,913
Sunstone Hotel Investors, Inc.*	27,378	300,884
Supertel Hospitality, Inc.*	2,197	2,065
Tanger Factory Outlet Centers	20,389	653,468
Taubman Centers, Inc.	12,538	967,432
The Macerich Co.	29,737	1,755,970
UDR, Inc.	50,856	1,314,119
UMH Properties, Inc.	1,915	20,548
Universal Health Realty Income Trust	2,400	99,672
Urstadt Biddle Properties, Inc.	1,000	18,780
Urstadt Biddle Properties, Inc., Class A	4,100	81,057
Ventas, Inc.	62,560	3,948,787

See notes to financial statements.

SA Real Estate Securities Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2012 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Real Estate Investment Trusts (REITs) (Continued)
Vornado Realty Trust	35,808	$3,007,156
Washington Real Estate
Investment Trust	15,250	433,863
Weingarten Realty Investors	25,000	658,500
Whitestone REIT, Class B	205	2,831
Winthrop Realty Trust	6,334	77,021
		90,826,839
TOTAL COMMON STOCKS
(Identified Cost $65,506,633)		90,826,839

SHORT-TERM INVESTMENTS — 0.5%
United States — 0.5%
SSgA Government Money Market Fund	1	1
SSgA Money Market Fund	434,040	434,040
		434,041
TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $434,041)		434,041

Total Investments — 99.8%
(Identified Cost $65,940,674)#		91,260,880
Cash and Other Assets,
Less Liabilities — 0.2%		166,117
Net Assets — 100.0%		$91,426,997

†	See Note 1.
*	Non-income producing security.
#	At June 30, 2012 the aggregate cost of investment securities for U.S. federal income tax purposes was $68,498,343. Net unrealized appreciation aggregated $22,762,537 of which $24,315,046 related to appreciated investment securities and $1,552,509 related to depreciated investment securities.

Key to abbreviations:
REIT — Real Estate Investment Trust

Portfolio Sectors
(% of portfolio market value)

See notes to financial statements.

(This page has been left blank intentionally.)

STATEMENTS OF ASSETS AND LIABILITIES — JUNE 30, 2012

	SA	SA	SA
	U.S. Fixed	Global Fixed	U.S. Core
	Income Fund	Income Fund	Market Fund
ASSETS
Investments in securities, at value	$367,636,879	$610,239,508	$431,104,414
Cash	669	274	—
Foreign currency, at value	—	19	—
Receivable for investments sold	—	—	399,814
Dividends and interest receivable	1,547,179	6,357,785	463,147
Receivable for fund shares sold	983,274	750,379	497,126
Receivable due from the Adviser (Note 2)	59,310	15,994	43,174
Receivable for tax reclaims	—	—	809
Total Assets	370,227,311	617,363,959	432,508,484

LIABILITIES
Payable for investments purchased	1,051,126	—	173,872
Payable for fund shares redeemed	193,620	281,461	950,194
Due to custodian bank	—	—	186,568
Collateral for securities on loan (Note 1)	—	58,912,638	25,216,723
Unrealized depreciation on forward foreign currency
exchange contracts (Note 1)	—	1,916,445	—
Advisory fee payable (Note 2)	75,255	137,063	178,228
Sub-Advisory fee payable (Note 2)	30,102	22,844	14,971
Administration fee payable (Note 2)	30,102	45,688	32,405
Sub-Administration fee payable (Note 2)	6,173	10,054	7,633
Custody and accounting fees payable	8,512	14,293	13,396
Trustees’ fees payable (Note 2)	6,889	6,889	6,889
Shareholder servicing fee payable (Note 2)	75,256	114,220	81,012
Transfer agent fee payable	9,620	13,066	13,917
Professional fees payable	34,393	34,393	37,696
Accrued expenses and other liabilities	5,778	18,631	15,844
Total Liabilities	1,526,826	61,527,685	26,929,348

NET ASSETS	$368,700,485	$555,836,274	$405,579,136
NET ASSETS CONSIST OF:
Capital paid in	$367,144,736	$538,505,244	$329,754,169
Undistributed/(overdistributed) net investment income	—	13,893,279	3,026,979
Accumulated net realized gain/(loss)	1,131,384	(3,424,298)	(65,298,684)
Net unrealized appreciation/(depreciation) on:
Investments	424,365	8,829,919	138,096,672
Foreign currency and forward currency transactions	—	(1,967,870)	—

NET ASSETS	$368,700,485	$555,836,274	$405,579,136

Shares of beneficial interest outstanding
($0.01 par value, unlimited shares authorized)	35,996,315	55,890,973	32,253,215
Net asset value per share	$10.24	$9.95	$12.57

Identified cost of investments	$367,212,514	$601,409,589	$293,007,742
Cost of foreign currency	$—	$19	$—

See notes to financial statements.

SA	SA U.S.	SA International	SA International	SA	SA
U.S. Value	Small Company	Value	Small Company	Emerging Markets	Real Estate
Fund	Fund	Fund	Fund	Value Fund	Securities Fund

$327,397,300	$322,851,699	$506,477,369	$192,532,742	$76,062,902	$91,260,880
10	89,723	846	53	476	320
—	—	2,717,058	—	570,322	—
512,205	1,952,749	447,233	—	433,038	—
392,622	136,904	1,345,723	—	305,684	209,893
353,599	255,169	585,151	269,299	215,918	133,839
46,059	56,515	—	23,435	49,706	32,351
—	176	169,938	—	3,471	—
328,701,795	325,342,935	511,743,318	192,825,529	77,641,517	91,637,283

137,617	1,300,911	—	—	456,381	—
186,027	140,241	292,918	124,613	34,414	69,259
—	—	—	—	—	—
19,379,694	77,730,156	68,629,486	—	—	—

—	—	—	—	—	—
133,917	106,654	225,170	99,304	39,508	39,478
24,349	67,871	69,283	—	30,391	10,767
24,349	19,392	34,642	15,278	6,078	7,178
5,897	4,873	9,386	3,911	1,505	1,398
9,092	13,247	21,163	2,948	14,951	3,846
6,889	6,889	6,889	6,889	6,889	6,889
60,872	48,479	86,604	38,194	15,195	17,944
13,863	13,507	14,324	13,342	9,025	9,479
37,484	41,702	41,702	41,702	46,702	41,702
13,787	10,394	22,572	7,811	79,596	2,346
20,033,837	79,504,316	69,454,139	353,992	740,635	210,286

$308,667,958	$245,838,619	$442,289,179	$192,471,537	$76,900,882	$91,426,997

$294,922,450	$223,616,469	$529,666,596	$170,789,075	$83,833,077	$74,592,242
1,764,649	678,488	11,434,371	3,850,492	243,141	445,774
(21,037,973)	(4,904,607)	(69,343,600)	(32,705,937)	(757,966)	(8,931,225)

33,018,832	26,448,255	(29,480,585)	50,537,907	(6,345,928)	25,320,206
—	14	12,397	—	(71,442)	—

$308,667,958	$245,838,619	$442,289,179	$192,471,537	$76,900,882	$91,426,997

27,513,759	14,512,312	49,367,193	12,773,937	8,284,183	10,753,448
$11.22	$16.94	$8.96	$15.07	$9.28	$8.50

$294,378,468	$296,403,444	$535,957,954	$141,994,835	$82,408,830	$65,940,674
$—	$—	$2,704,498	$—	$571,806	$—
See notes to financial statements.

STATEMENTS OF OPERATIONS—YEAR ENDED JUNE 30, 2012

	SA U.S.	SA Global	SA U.S.
	Fixed Income	Fixed Income	Core Market
	Fund	Fund	Fund
INVESTMENT INCOME
Income:
Dividends	$—	$—	$7,929,662
Interest (1)	2,434,414	14,942,636	112,234
Other income	—	—	38,692
Taxes withheld	—	—	(814)
Total Income	2,434,414	14,942,636	8,079,774
Expenses:
Advisory fees (Note 2)	872,789	1,682,015	2,181,081
Sub-Advisory fees (Note 2)	349,116	280,336	183,211
Shareholder Services fees (Note 2)	872,789	1,401,679	991,400
Administration fees (Note 2)	349,116	560,672	396,560
Deferred expense reimbursement (Note 2)	—	70,158	—
Sub-Administration fees (Note 2)	80,490	129,730	91,293
Trustees’ fees and expenses (Note 2)	22,820	22,820	22,819
Custody and accounting fees	73,057	156,570	121,101
Transfer agent fees	89,340	121,974	128,738
Professional fees (2)	99,458	83,842	129,775
Registration fees	36,784	33,818	23,652
Other expenses (3)	37,820	57,461	43,833
Total expenses before waivers and reimbursements:	2,883,579	4,601,075	4,313,463
Less: Fee waiver by Adviser (Note 2)	(614,326)	(23,901)	(347,861)
Net expenses	2,269,253	4,577,174	3,965,602
Net investment income	165,161	10,365,462	4,114,172

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on:
Investments	1,347,550	5,104,524	7,540,725
Distribution from underlying fund:	—	—	—
Foreign currency and forward currency transactions	—	18,399,972	(33)
Increase (decrease) in unrealized appreciation (depreciation) on:
Investments	(796,058)	(20,170,798)	(360,402)
Foreign currency and forward currency transactions	—	(2,791,735)	—
Net realized and unrealized gain (loss) on investments and
foreign currency transactions	551,492	541,963	7,180,290

Net increase (decrease) in net assets resulting from operations	$716,653	$10,907,425	$11,294,462
(1) Interest income includes security lending income of:	$—	$183,026	$112,130
(2) Professional fees include, but are not limited to, fees associated with legal, audit and tax services.
(3) Other expenses include, but are not limited to, fees associated with insurance and printing services.

See notes to financial statements.

SA U.S.	SA U.S.	SA International	SA International	SA	SA
Value	Small Company	Value	Small Company	Emerging Markets	Real Estate
Fund	Fund	Fund	Fund	Value Fund	Securities Fund

$6,399,243	$3,009,319	$18,433,371	$6,053,969	$2,040,819	$2,097,502
286,277	599,853	790,498	—	157	31
20,078	41,375	—	—	1,168	713
(760)	(2,490)	(1,327,377)	—	(229,542)	—
6,704,838	3,648,057	17,896,492	6,053,969	1,812,602	2,098,246

1,628,952	1,329,250	2,946,682	1,302,055	482,206	445,963
296,173	845,886	906,671	—	370,928	121,626
740,433	604,204	1,133,339	500,790	185,464	202,710
296,173	241,682	453,336	200,316	74,186	81,084
—	—	—	—	—	—
68,200	55,752	105,148	46,418	17,188	18,554
22,819	22,820	22,820	22,819	22,820	22,820
85,508	136,667	209,799	34,436	186,814	46,673
128,154	125,033	132,784	123,723	84,572	88,839
131,879	94,506	94,507	97,219	97,086	94,506
21,359	18,774	25,299	18,226	22,250	20,585
37,165	29,904	57,202	23,882	14,427	9,958
3,456,815	3,504,478	6,087,587	2,369,884	1,557,941	1,153,318
(346,997)	(604,296)	—	(166,407)	(482,250)	(342,476)
3,109,818	2,900,182	6,087,587	2,203,477	1,075,691	810,842
3,595,020	747,875	11,808,905	3,850,492	736,911	1,287,404

4,445,456	(4,577,674)	(12,921,538)	(1,131,570)	482,800	(590,788)
—	—	—	3,702,184	—	—
(150)	781	(317,385)	—	(163,122)	—

(20,618,983)	(3,785,257)	(106,205,748)	(44,112,495)	(19,908,729)	9,482,398
—	14	(62,390)	—	80,096	—

(16,173,677)	(8,362,136)	(119,507,061)	(41,541,881)	(19,508,955)	8,891,610

$(12,578,657)	$(7,614,261)	$(107,698,156)	$(37,691,389)	$(18,772,044)	$10,179,014
$286,246	$599,822	$790,792	$—	$—	$—

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	SA U.S. Fixed Income Fund
	Year Ended	Year Ended
	06/30/2012	06/30/2011
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$165,161	$662,549
Net realized gain (loss) on investments and foreign currency transactions	1,347,550	1,769,231
Net increase (decrease) in unrealized appreciation (depreciation)	(796,058)	(158,334)
Net increase in net assets from operations	716,653	2,273,446

Distributions to shareholders from:
Net investment income	(249,537)	(661,162)
Net realized gains	(1,330,313)	(1,740,510)
Total distributions	(1,579,850)	(2,401,672)

Share transactions
Proceeds from sale of shares	114,466,109	130,806,529
Value of distributions reinvested	1,527,870	2,357,754
Cost of shares redeemed	(70,763,862)	(40,010,129)
Total share transactions	45,230,117	93,154,154
Total increase (decrease) in net assets	44,366,920	93,025,928
NET ASSETS
Beginning of year	324,333,565	231,307,637
End of year	$368,700,485	$324,333,565

Undistributed/(overdistributed) net investment income, end of period	$—	$1,387
CAPITAL SHARE TRANSACTIONS
Shares sold by subscription	11,161,629	12,744,540
Issued for distributions reinvested	149,442	230,636
Shares redeemed	(6,901,575)	(3,897,164)
Net increase (decrease) in fund shares	4,409,496	9,078,012

See notes to financial statements.

SA Global Fixed Income Fund		SA U.S. Core Market Fund
Year Ended	Year Ended	Year Ended	Year Ended
06/30/2012	06/30/2011	06/30/2012	06/30/2011

$10,365,462	$11,761,654	$4,114,172	$3,566,340
23,504,496	(26,214,649)	7,540,692	7,565,611
(22,962,533)	25,080,963	(360,402)	89,456,597
10,907,425	10,627,968	11,294,462	100,588,548

(15,194,625)	(20,092,211)	(2,578,093)	(4,471,661)
—	—	—	—
(15,194,625)	(20,092,211)	(2,578,093)	(4,471,661)

114,302,479	156,244,385	65,146,468	65,358,389
14,656,342	19,536,038	2,457,802	4,256,599
(128,500,907)	(79,024,374)	(86,905,796)	(74,170,277)
457,914	96,756,049	(19,301,526)	(4,555,289)
(3,829,286)	87,291,806	(10,585,157)	91,561,598

559,665,560	472,373,754	416,164,293	324,602,695
$555,836,274	$559,665,560	$405,579,136	$416,164,293

$13,893,279	$(3,378,570)	$3,026,979	$1,539,638

11,351,875	15,583,009	5,506,537	5,709,765
1,472,062	1,951,123	214,655	370,139
(12,758,813)	(7,835,412)	(7,286,508)	(6,515,704)
65,124	9,698,720	(1,565,316)	(435,800)

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	SA U.S. Value Fund
	Year Ended	Year Ended
	06/30/2012	06/30/2011
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$3,595,020	$3,209,257
Net realized gain (loss) on investments and foreign currency transactions	4,445,306	15,131,596
Net increase (decrease) in unrealized appreciation (depreciation)	(20,618,983)	66,739,136
Net increase (decrease) in net assets from operations	(12,578,657)	85,079,989

Distributions to shareholders from:
Net investment income	(2,875,897)	(2,790,940)
Net realized gains	—	—
Total distributions	(2,875,897)	(2,790,940)

Share transactions
Proceeds from sale of shares	54,670,649	58,016,731
Value of distributions reinvested	2,751,411	2,673,643
Cost of shares redeemed	(55,588,709)	(60,363,186)
Total share transactions	1,833,351	327,188
Total increase (decrease) in net assets	(13,621,203)	82,616,237
NET ASSETS
Beginning of year	322,289,161	239,672,924
End of year	$308,667,958	$322,289,161

Undistributed net investment income, end of period	$1,764,649	$1,074,736

CAPITAL SHARE TRANSACTIONS
Shares sold by subscription	5,118,112	5,373,828
Issued for distributions reinvested	271,075	250,811
Shares redeemed	(5,172,077)	(5,523,322)
Net increase (decrease) in fund shares	217,110	101,317

See notes to financial statements.

SA U.S. Small Company Fund		SA International Value Fund
Year Ended	Year Ended	Year Ended	Year Ended
06/30/2012	06/30/2011	06/30/2012	06/30/2011

$747,875	$426,461	$11,808,905	$10,790,216
(4,576,893)	15,701,742	(13,238,923)	31,086,900
(3,785,243)	64,355,163	(106,268,138)	85,989,576
(7,614,261)	80,483,366	(107,698,156)	127,866,692

—	(610,760)	(9,885,455)	(8,897,384)
(1,250,197)	—	—	—
(1,250,197)	(610,760)	(9,885,455)	(8,897,384)

37,320,147	43,918,508	96,255,168	91,701,841
1,188,360	583,377	9,496,823	8,551,929
(50,433,267)	(61,907,723)	(82,212,535)	(103,160,286)
(11,924,760)	(17,405,838)	23,539,456	(2,906,516)
(20,789,218)	62,466,768	(94,044,155)	116,062,792

266,627,837	204,161,069	536,333,334	420,270,542
$245,838,619	$266,627,837	$442,289,179	$536,333,334

$678,488	$—	$11,434,371	$9,660,852

2,327,749	2,804,963	10,281,936	8,344,628
76,128	35,988	1,077,960	785,301
(3,118,369)	(3,894,949)	(8,628,464)	(9,398,851)
(714,492)	(1,053,998)	2,731,432	(268,922)

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	SA International Small Company Fund
	Year Ended	Year Ended
	06/30/2012	06/30/2011
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$3,850,492	$3,391,130
Net realized gain (loss) on investments and foreign currency transactions	2,570,614	764,029
Net increase (decrease) in unrealized appreciation (depreciation)	(44,112,495)	56,843,371
Net increase (decrease) in net assets from operations	(37,691,389)	60,998,530

Distributions to shareholders from:
Net investment income	(2,370,316)	(2,554,024)
Net realized gains	—	—
Total distributions	(2,370,316)	(2,554,024)

Share transactions
Proceeds from sale of shares	35,386,041	37,866,446
Value of distributions reinvested	2,258,132	2,434,069
Cost of shares redeemed	(36,358,790)	(41,682,737)
Total share transactions	1,285,383	(1,382,222)
Total increase (decrease) in net assets	(38,776,322)	57,062,284
NET ASSETS
Beginning of year	231,247,859	174,185,575
End of year	$192,471,537	$231,247,859

Undistributed net investment income, end of period	$3,850,492	$2,370,316

CAPITAL SHARE TRANSACTIONS
Shares sold by subscription	2,248,200	2,222,144
Issued for distributions reinvested	156,380	142,011
Shares redeemed	(2,303,918)	(2,464,460)
Net increase (decrease) in fund shares	100,662	(100,305)

See notes to financial statements.

SA Emerging Markets Value Fund		SA Real Estate Securities Fund
Year Ended	Year Ended	Year Ended	Year Ended
06/30/2012	06/30/2011	06/30/2012	06/30/2011

$736,911	$387,409	$1,287,404	$788,813
319,678	1,847,143	(590,788)	(2,934,556)
(19,828,633)	13,136,982	9,482,398	20,679,910
(18,772,044)	15,371,534	10,179,014	18,534,167

(635,931)	(253,509)	(1,063,764)	(1,436,108)
(1,898,558)	(1,191,663)	—	—
(2,534,489)	(1,445,172)	(1,063,764)	(1,436,108)

27,827,845	20,590,900	18,991,024	19,258,866
2,448,054	1,423,998	1,030,907	1,409,854
(11,743,368)	(15,784,782)	(16,255,656)	(13,219,175)
18,532,531	6,230,116	3,766,275	7,449,545
(2,774,002)	20,156,478	12,881,525	24,547,604

79,674,884	59,518,406	78,545,472	53,997,868
$76,900,882	$79,674,884	$91,426,997	$78,545,472

$243,141	$296,035	$445,774	$217,998

2,740,827	1,694,985	2,512,715	2,732,211
272,916	116,817	140,642	212,648
(1,153,766)	(1,315,794)	(2,129,638)	(1,876,029)
1,859,977	496,008	523,719	1,068,830

See notes to financial statements.

FINANCIAL HIGHLIGHTS

	SA U.S. Fixed
	Income Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2012	June 30, 2011	June 30, 2010	June 30, 2009	June 30, 2008
Net Asset Value, Beginning of Period	$10.27	$10.28	$10.27	$10.09	$10.11

Income from Investment Operations:
Net investment income	0.01	0.02	0.07	0.21	0.27
Net realized and unrealized
gain on investments	0.01	0.06	0.12	0.18	0.05
Total from investment operations	0.02	0.08	0.19	0.39	0.32

Less Distributions:
Dividends from net investment income	(0.01)	(0.02)	(0.07)	(0.21)	(0.34)
Distributions from capital gains	(0.04)	(0.07)	(0.11)	—	(0.00	) (2)
Total distributions	(0.05)	(0.09)	(0.18)	(0.21)	(0.34)

Net asset value, end of period	$10.24	$10.27	$10.28	$10.27	$10.09

Total return	0.16%	0.80%	1.80%	3.90%	3.18%
Net assets, end of period (000s)	$368,700	$324,334	$231,308	$162,975	$125,966
Ratio of net expenses to average net assets	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of gross expenses to average net assets (1)	0.83%	0.89%	0.91%	0.94%	1.06%
Ratio of net investment income to average
net assets	0.05%	0.24%	0.66%	2.05%	3.05%
Portfolio turnover rate	95%	92%	104%	46%	0%
Without giving effect to the expense waiver
described in Note 2 to the Financial
Statements, net investment income (loss)
per share would have been (1)	$(0.01)	$(0.00) (2)	$0.05	$0.18	$0.24

(1)	Gross expenses before waivers of expenses.
(2)	Amount rounds to less than $(0.005) per share.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (Continued)

	SA Global Fixed
	Income Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2012	June 30, 2011	June 30, 2010	June 30, 2009	June 30, 2008
Net Asset Value, Beginning of Period	$10.03	$10.24	$9.93	$10.34	$10.30

Income from Investment Operations:
Net investment income	0.19	0.21	0.25	0.25	0.26
Net realized and unrealized
gain on investments	—	—	0.25	0.16	0.02
Total from investment operations	0.19	0.21	0.50	0.41	0.28

Less Distributions:
Dividends from net investment income	(0.27)	(0.42)	(0.19)	(0.82)	(0.24)
Total distributions	(0.27)	(0.42)	(0.19)	(0.82)	(0.24)

Net asset value, end of period	$9.95	$10.03	$10.24	$9.93	$10.34

Total return	1.96%	2.12%	5.02%	4.04%	2.77%
Net assets, end of period (000s)	$555,836	$559,666	$472,374	$405,761	$601,370
Ratio of net expenses to average net assets	0.82%	0.85%	0.85%	0.85%	0.85%
Ratio of gross expenses to average net assets (1)	0.82%	1.15%	1.17%	1.16%	1.14%
Ratio of net investment income to average
net assets	1.85%	2.32%	2.54%	2.43%	2.48%
Portfolio turnover rate	36%	15%	29%	53%	91%
Without giving effect to the expense waiver
described in Note 2 to the Financial
Statements, net investment income
per share would have been (1)	$0.19	$0.18	$0.22	$0.21	$0.23

(1)	Gross expenses before waivers of expenses.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (Continued)

	SA U.S. Core
	Market Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2012	June 30, 2011	June 30, 2010	June 30, 2009	June 30, 2008
Net Asset Value, Beginning of Period	$12.31	$9.48	$8.42	$11.48	$13.56

Income from Investment Operations:
Net investment income	0.13	0.11	0.10	0.16	0.11
Net realized and unrealized
gain (loss) on investments	0.21	2.85	1.07	(3.08)	(1.94)
Total from investment operations	0.34	2.96	1.17	(2.92)	(1.83)

Less Distributions:
Dividends from net investment income	(0.08)	(0.13)	(0.11)	(0.11)	(0.11)
Distributions from capital gains	—	—	—	(0.03)	(0.14)
Total distributions	(0.08)	(0.13)	(0.11)	(0.14)	(0.25)

Net asset value, end of period	$12.57	$12.31	$9.48	$8.42	$11.48

Total return	2.80%	31.36%	13.88%	(25.36)%	(13.70)%
Net assets, end of period (000s)	$405,579	$416,164	$324,603	$299,711	$508,533
Ratio of net expenses to average net assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of gross expenses to average net assets (1)	1.09%	1.19%	1.18%	1.20%	1.14%
Ratio of net investment income to average
net assets	1.04%	0.93%	0.95%	1.50%	0.91%
Portfolio turnover rate	6%	9%	6%	7%	2%
Without giving effect to the expense waiver
described in Note 2 to the Financial
Statements, net investment income
per share would have been (1)	$0.12	$0.09	$0.08	$0.14	$0.10

(1)	Gross expenses before waivers of expenses.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (Continued)

	SA U.S.
	Value Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2012	June 30, 2011	June 30, 2010	June 30, 2009	June 30, 2008
Net Asset Value, Beginning of Period	$11.81	$8.81	$7.42	$11.25	$14.86

Income from Investment Operations:
Net investment income	0.13	0.12	0.06	0.15	0.10
Net realized and unrealized
gain (loss) on investments	(0.62)	2.98	1.42	(3.83)	(3.33)
Total from investment operations	(0.49)	3.10	1.48	(3.68)	(3.23)

Less Distributions:
Dividends from net investment income	(0.10)	(0.10)	(0.09)	(0.15)	(0.07)
Distributions from capital gains	—	—	—	—	(0.31)
Total distributions	(0.10)	(0.10)	(0.09)	(0.15)	(0.38)

Net asset value, end of period	$11.22	$11.81	$8.81	$7.42	$11.25

Total return	(4.02)%	35.33%	19.92%	(32.68)%	(22.05)%
Net assets, end of period (000s)	$308,668	$322,289	$239,673	$200,695	$310,421
Ratio of net expenses to average net assets	1.05%	1.05%	1.05%	1.05%	1.05%
Ratio of gross expenses to average net assets (1)	1.17%	1.26%	1.27%	1.29%	1.22%
Ratio of net investment income to average
net assets	1.21%	1.09%	0.67%	1.82%	0.82%
Portfolio turnover rate	11%	21%	28%	42%	10%
Without giving effect to the expense waiver
described in Note 2 to the Financial
Statements, net investment income
per share would have been (1)	$0.12	$0.09	$0.04	$0.13	$0.08

(1)	Gross expenses before waivers of expenses.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (Continued)

	SA U.S.
	Small Company Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2012	June 30, 2011	June 30, 2010	June 30, 2009	June 30, 2008
Net Asset Value, Beginning of Period	$17.51	$12.54	$10.26	$14.37	$20.15

Income from Investment Operations:
Net investment income	0.05	0.03	0.00 (2)	0.09	0.03
Net realized and unrealized
gain (loss) on investments	(0.54)	4.98	2.36	(3.41)	(3.86)
Total from investment operations	(0.49)	5.01	2.36	(3.32)	(3.83)

Less Distributions:
Dividends from net investment income	—	(0.04)	(0.08)	(0.03)	—
Distributions from capital gains	(0.08)	—	—	(0.76)	(1.95)
Total distributions	(0.08)	(0.04)	(0.08)	(0.79)	(1.95)

Net asset value, end of period	$16.94	$17.51	$12.54	$10.26	$14.37

Total return	(2.74)%	39.96%	23.06%	(22.42)%	(20.15)%
Net assets, end of period (000s)	$245,839	$266,628	$204,161	$171,135	$260,892
Ratio of net expenses to average net assets	1.20%	1.20%	1.20%	1.20%	1.20%
Ratio of gross expenses to average net assets (1)	1.45%	1.56%	1.57%	1.61%	1.51%
Ratio of net investment income to average
net assets	0.31%	0.17%	0.03%	0.77%	0.17%
Portfolio turnover rate	14%	16%	13%	13%	13%
Without giving effect to the expense waiver
described in Note 2 to the Financial
Statements, net investment income
(loss) per share would have been (1)	$0.01	$(0.03)	$(0.04)	$0.04	$(0.02)

(1)	Gross expenses before waivers of expenses.
(2)	Amount rounds to less than $0.005 per share.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (Continued)

	SA International
	Value Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2012	June 30, 2011	June 30, 2010	June 30, 2009	June 30, 2008
Net Asset Value, Beginning of Period	$11.50	$8.96	$8.51	$14.43	$19.79

Income from Investment Operations:
Net investment income	0.24	0.23	0.17	0.23	0.41
Net realized and unrealized
gain (loss) on investments	(2.57)	2.50	0.51	(4.91)	(3.50)
Total from investment operations	(2.33)	2.73	0.68	(4.68)	(3.09)

Less Distributions:
Dividends from net investment income	(0.21)	(0.19)	(0.23)	(0.37)	(0.34)
Distributions from capital gains	—	—	—	(0.87)	(1.93)
Total distributions	(0.21)	(0.19)	(0.23)	(1.24)	(2.27)

Net asset value, end of period	$8.96	$11.50	$8.96	$8.51	$14.43

Total return	(20.23)%	30.63%	7.69%	(31.33)%	(17.01)%
Net assets, end of period (000s)	$442,289	$536,333	$420,271	$406,657	$632,869
Ratio of net expenses to average net assets	1.34%	1.34%	1.33%	1.35%	1.30%
Ratio of gross expenses to average net assets	1.34%	1.34%	1.33%	1.35%	1.30%
Ratio of net investment income to average
net assets	2.60%	2.12%	1.65%	2.50%	2.46%
Portfolio turnover rate	22%	25%	20%	27%	20%
Without giving effect to the expense
waiver described in Note 2 to the
Financial Statements, net investment
income per share would have been	$0.24	$0.23	$0.17	$0.23	$0.41

See notes to financial statements.

FINANCIAL HIGHLIGHTS (Continued)

	SA International
	Small Company Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2012	June 30, 2011	June 30, 2010	June 30, 2009	June 30, 2008
Net Asset Value, Beginning of Period	$18.25	$13.64	$12.29	$19.79	$24.61

Income from Investment Operations:
Net investment income	0.30	0.27	0.12	0.22	0.28
Net realized and unrealized
gain (loss) on investments	(3.29)	4.54	1.43	(6.27)	(4.04)
Total from investment operations	(2.99)	4.81	1.55	(6.05)	(3.76)

Less Distributions:
Dividends from net investment income	(0.19)	(0.20)	(0.20)	(0.22)	(0.33)
Distributions from capital gains	—	—	—	(1.23)	(0.73)
Total distributions	(0.19)	(0.20)	(0.20)	(1.45)	(1.06)

Net asset value, end of period	$15.07	$18.25	$13.64	$12.29	$19.79

Total return	(16.35)%	35.39%	12.56%	(29.10)%	(15.49)%
Net assets, end of period (000s)	$192,472	$231,248	$174,186	$156,285	$245,999
Ratio of net expenses to average net assets †	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of gross expenses to
average net assets (3)†	1.18%	1.19%	1.18%	1.22%	1.13%
Ratio of net investment income to
average net assets †	1.92%	1.58%	0.84%	1.62%	1.26%
Ratio of expenses to average net assets
for the DFA Portfolio, (unaudited) (1)†	0.56%	0.55%	0.55%	0.57%	0.55%
Ratio of expenses to average net
assets for the DFA Portfolio (2)†	0.55%	0.56%	0.57%	0.55%	0.55%
Portfolio turnover rate	N/A	N/A	N/A	N/A	N/A
Without giving effect to the expense waiver
described in Note 2 to the Financial
Statements, net investment income
per share would have been (3)	$0.29	$0.26	$0.11	$0.20	$0.27

†	The DFA Portfolio expenses are not included in the stated expense information of the SA International Small Company Fund. The financial statements of the DFA Portfolio are included elsewhere in this report.
(1)	The DFA Portfolio expense ratios are as of April 30, 2012, 2011, 2010, 2009 and May 31, 2008, respectively and are unaudited.
(2)	The DFA Portfolio expense ratios are for the fiscal years ended October 31, 2011, 2010, 2009, 2008, November 30, 2007, respectively.
(3)	Gross expenses before waivers of expenses.
N/A Refer to the financial statements of the DFA Portfolio included elsewhere in this report.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (Continued)

	SA Emerging
	Markets Value Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2012	June 30, 2011	June 30, 2010	June 30, 2009	June 30, 2008
Net Asset Value, Beginning of Period	$12.40	$10.04	$7.76	$10.70	$11.33

Income from Investment Operations:
Net investment income	0.09	0.06	0.03	0.09	0.13
Net realized and unrealized
gain (loss) on investments	(2.85)	2.54	2.27	(2.64)	(0.67)
Total from investment operations	(2.76)	2.60	2.30	(2.55)	(0.54)

Less Distributions:
Dividends from net investment income	(0.09)	(0.04)	(0.02)	(0.12)	(0.09)
Distributions from capital gains	(0.27)	(0.20)	—	(0.27)	—
Total distributions	(0.36)	(0.24)	(0.02)	(0.39)	(0.09)

Net asset value, end of period	$9.28	$12.40	$10.04	$7.76	$10.70

Total return	(22.19)%	25.98%	29.61%	(22.48)%	(4.79)%
Net assets, end of period (000s)	$76,901	$79,675	$59,518	$43,240	$44,269
Ratio of net expenses to average net assets	1.45%	1.45%	1.45%	1.45%	1.45%
Ratio of gross expenses to average net assets (1)	2.10%	2.08%	2.11%	2.44%	2.44%
Ratio of net investment income to average
net assets	0.99%	0.53%	0.34%	1.47%	1.47%
Portfolio turnover rate	13%	14%	25%	11%	8%
Without giving effect to the expense waiver
described in Note 2 to the Financial
Statements, net investment income (loss)
per share would have been (1)	$0.03	$(0.01)	$(0.03)	$0.03	$0.04

(1)	Gross expenses before waivers of expenses.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (Continued)

	SA Real Estate
	Securities Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2012	June 30, 2011	June 30, 2010	June 30, 2009	June 30, 2008
Net Asset Value, Beginning of Period	$7.68	$5.89	$3.92	$7.26	$8.93

Income from Investment Operations:
Net investment income	0.21	0.08	0.13	0.13	0.25
Net realized and unrealized
gain (loss) on investments	0.71	1.86	1.94	(3.28)	(1.76)
Total from investment operations	0.92	1.94	2.07	(3.15)	(1.51)

Less Distributions:
Dividends from net investment income	(0.10)	(0.15)	(0.10)	(0.12)	(0.11)
Distributions from capital gains	—	—	—	(0.07)	(0.05)
Total distributions	(0.10)	(0.15)	(0.10)	(0.19)	(0.16)

Net asset value, end of period	$8.50	$7.68	$5.89	$3.92	$7.26

Total return	12.19%	33.39%	53.03%	(43.60)%	(16.94)%
Net assets, end of period (000s)	$91,427	$78,545	$53,998	$29,738	$36,660
Ratio of net expenses to average net assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of gross expenses to average net assets (1)	1.42%	1.61%	1.67%	2.02%	1.99%
Ratio of net investment income to average
net assets	2.77%	1.16%	2.57%	3.32%	4.17%
Portfolio turnover rate	4%	7%	3%	7%	1%
Without giving effect to the expense waiver
described in Note 2 to the Financial
Statements, net investment income
per share would have been (1)	$0.18	$0.04	$0.09	$0.09	$0.19

(1)	Gross expenses before waivers of expenses.

See notes to financial statements.

SA FUNDS

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2012

1. Organization and Significant Accounting Policies

     SA Funds — Investment Trust (the “Trust”) is a Delaware statutory trust that was organized on June 16, 1998. The Agreement and Declaration of Trust permits the Trust to offer separate portfolios (“Funds”) of shares of beneficial interest and different classes of shares of each Fund. The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”), and currently offers the following nine Funds, each of which is a diversified mutual fund as defined in the 1940 Act.

     SA U.S. Fixed Income Fund
     SA Global Fixed Income Fund
     SA U.S. Core Market Fund
     SA U.S. Value Fund
     SA U.S. Small Company Fund
     SA International Value Fund
     SA International Small Company Fund
     SA Emerging Markets Value Fund
     SA Real Estate Securities Fund

     All of the Funds commenced investment operations on August 5, 1999, except SA Global Fixed Income Fund, which commenced operations on July 29, 1999, and SA U.S. Fixed Income Fund, SA Emerging Markets Value Fund, and SA Real Estate Securities Fund, which commenced operations on April 2, 2007.

     Effective October 30, 2000, SA International Small Company Fund began investing substantially all of its assets in the International Small Company Portfolio (the “DFA Portfolio”), a series of DFA Investment Dimensions Group Inc., an open-end management investment company. The DFA Portfolio has the same investment objective as SA International Small Company Fund and invests its assets in The Japanese Small Company Series, The Asia Pacific Small Company Series, The United Kingdom Small Company Series, The Continental Small Company Series and The Canadian Small Company Series, each a series of The DFA Investment Trust Company, an open-end management investment company. As of June 30, 2012, SA International Small Company Fund held approximately 3.37% of the DFA Portfolio. The performance of SA International Small Company Fund is directly affected by the performance of the DFA Portfolio. The financial statements of the DFA Portfolio are included elsewhere in this report and should be read in conjunction with the financial statements of SA International Small Company Fund. Prior to October 30, 2000, SA International Small Company Fund invested directly in each of the Series (and a relatively small amount in another series).

     Use of Estimates — The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Funds:

     Security Valuation — Domestic equity securities listed on an exchange or stock market for which market quotations are readily available are valued according to the official closing price, if any, or at their last reported sale price on the exchange or stock market where the security is primarily traded, or in the absence of such reported price, at the mean between the most recent quoted bid and asked prices. Domestic equity securities traded on the over-the-counter markets are valued at the mean between the most recent quoted bid and asked prices in the absence of an official closing price or last reported sale price. Foreign equity securities traded on a foreign exchange or over-the-counter markets are valued at the most recent quoted bid price in the absence of an official closing price

SA FUNDS

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2012 (Continued)

or last reported sale price. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Fixed income investments are generally valued at the last available mean price received from independent pricing services. In determining the value of a fixed income investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Shares of registered open-end investment companies are valued at the investment company’s net asset value. Short-term investments purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or for which available quotations appear not to accurately reflect the current value of an investment, are valued at fair value as determined in good faith by a pricing committee (the “Pricing Committee”) appointed by the Board of Trustees of the Trust (“the Board”). Certain Funds hold securities traded in foreign markets. Foreign securities are valued at the latest market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities may be valued at fair value as determined in good faith by the Pricing Committee. Any determinations of fair value made by the Pricing Committee are presented to the Board for ratification.

     Valuation of securities by the DFA Portfolio is discussed in the “Selected Financial Statements of DFA Investment Dimensions Group Inc. - Notes to Financial Statements,” and “Selected Financial Statements of the DFA Investment Trust Company – Notes to Financial Statements,” which are included elsewhere in this report.

     Fair Value Measurement — The Funds adopted provisions respecting fair value measurement which provide enhanced guidance for using fair value to measure assets and liabilities. The Funds value their investments based on a three-tier hierarchy of inputs that establishes classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad levels below.

Level 1 – quoted prices in active markets for identical investments.

Level 2 – significant observable inputs other than quoted prices within Level 1 (including quoted prices for similar investments, interest rates, yield curves, foreign exchange rates, put or call provisions, credit risk and default rates for similar securities).

Level 3 – significant unobservable inputs to the extent that observable inputs are not available (including the Pricing Committee’s own assumptions used to determine the fair value of investments).

     Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

SA FUNDS

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2012 (Continued)

     The tables below provide a summary of the inputs as of June 30, 2012 in valuing each Fund’s investments:

	Investments in Securities
	Unadjusted
	Quoted Prices in	Significant
	Active Markets for	Other	Significant
	Identical	Observable	Unobservable	Balance as of
	Investments	Inputs	Inputs	June 30, 2012
Description	(Level 1)	(Level 2)	(Level 3)	Total
SA U.S. Fixed Income Fund
Bonds and Notes	$—	$354,802,086	$—	$354,802,086
Short-Term Investments	12,834,793	—	—	12,834,793
Total Investments	$12,834,793	$354,802,086	$—	$367,636,879
SA Global Fixed Income Fund
Assets:
Bonds and Notes	$—	$547,777,464	$—	$547,777,464
Short-Term Investments	3,549,406	—	—	3,549,406
Collateral for Securities on Loan
Short-Term	58,912,638	—	—	58,912,638
Total Investments	$62,462,044	$547,777,464	$—	$610,239,508
Liabilities:
Forward Foreign Currency Contracts	$—	$(1,916,445)	$—	$(1,916,445)
SA U.S. Core Market Fund
Common Stocks	$388,639,377	$— †	$—	$388,639,377
Mutual Funds	17,248,159	—	—	17,248,159
Short-Term Investments	155	—	—	155
Collateral for Securities on Loan
Short-Term	25,216,723	—	—	25,216,723
Total Investments	$431,104,414	$—	$—	$431,104,414
SA U.S. Value Fund
Common Stocks	$307,916,560	$—	$—	$307,916,560
Short-Term Investments	101,046	—	—	101,046
Collateral for Securities on Loan
Short-Term	19,379,694	—	—	19,379,694
Total Investments	$327,397,300	$—	$—	$327,397,300
SA U.S. Small Company Fund
Common Stocks	$243,922,587	$17,817 †	$—	$243,940,404
Preferred Stocks	—	5,120	—	5,120
Rights & Warrants	960	— †	—	960
Short-Term Investments	1,175,059	—	—	1,175,059
Collateral for Securities on Loan
Short-Term	77,730,156	—	—	77,730,156
Total Investments	$322,828,762	$22,937	$—	$322,851,699

SA FUNDS

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2012 (Continued)

	Investments in Securities
	Unadjusted
	Quoted Prices in	Significant
	Active Markets for	Other	Significant
	Identical	Observable	Unobservable	Balance as of
	Investments	Inputs	Inputs	June 30, 2012
Description	(Level 1)	(Level 2)	(Level 3)	Total
SA International Value Fund
Common Stocks	$437,171,292	$10,193	$—	$437,181,485
Preferred Stocks	135,288	—	—	135,288
Rights & Warrants	4,008	—	—	4,008
Short-Term Investments	527,102	—	—	527,102
Collateral for Securities on Loan
Short-Term	68,629,486	—	—	68,629,486
Total Investments	$506,467,176	$10,193	$—	$506,477,369
SA International Small Company Fund
Mutual Funds	$192,532,742	$—	$—	$192,532,742
Total Investments	$192,532,742	$—	$—	$192,532,742
SA Emerging Markets Value Fund
Common Stocks	$70,838,437	$2,067,398	$—	$72,905,835
Preferred Stocks	2,769,522	—	—	2,769,522
Short-Term Investments	387,545	—	—	387,545
Total Investments	$73,995,504	$2,067,398	$—	$76,062,902
SA Real Estate Securities Fund
Common Stocks	$90,826,839	$—	$—	$90,826,839
Short-Term Investments	434,041	—	—	434,041
Total Investments	$91,260,880	$—	$—	$91,260,880

†	Includes one or more securities which are valued at zero.

     Transfers between investment valuation levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. There were no significant transfers into or out of Levels 1, 2, or 3 during the fiscal year ended June 30, 2012.

     In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”). ASU 2011-04 is the result of the work of FASB and the International Accounting Standards Board to establish common requirements for measuring fair value and for disclosing information about fair value measurements, which are effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the adoption of ASU 2011-04 on the Trust’s financial statements.

     Repurchase Agreements — The Funds may agree to purchase securities from financial institutions such as member banks of the Federal Reserve System or any foreign bank or any domestic broker/dealer that is recognized as a reporting government securities dealer, subject to the seller’s agreement to repurchase them at an agreed-upon time and price. Dimensional Fund Advisors LP (the “Sub-Adviser”) will review and continuously monitor the creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain

SA FUNDS

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2012 (Continued)

liquid assets segregated on the books of the Fund or the Fund’s custodian in an amount that is greater than the repurchase price. Default by, or bankruptcy of, the seller would, however, expose a Fund to possible loss because of adverse market conditions or delays in connection with the disposition of underlying obligations except with respect to repurchase agreements secured by U.S. government securities.

     Securities Lending — The Funds may lend any of their securities held by State Street Bank and Trust Company (“State Street”) as custodian to certain qualified broker-dealers, banks and other institutions, except those securities which LWI Financial Inc. (the “Adviser”) specifically identifies as not being available. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

     Upon entering into a securities lending transaction, a Fund receives cash or other securities as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, 102% of the current market value of the loaned securities with respect to other U.S. securities and 105% of the current market value of the loaned securities with respect to foreign securities. Any cash received as collateral is generally invested by State Street, acting in its capacity as securities lending agent (the “Agent”), in the State Street Navigator Securities Lending Prime Portfolio, which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities, and the remainder is split between the Agent and the Fund.

     As of June 30, 2012, the following Funds had loaned securities, which were collateralized by short-term investments. The value of securities on loan and the value of the related collateral were as follows:

				Total
				Collateral
		Value of	Value of	(Including
	Value of	Cash	Non-Cash	Calculated
Fund	Securities	Collateral	Collateral*	Mark)†
SA Global Fixed Income Fund	$57,373,598	$58,912,638	$—	$58,540,978
SA U.S. Core Market Fund	$25,381,270	$25,216,723	$91,825	$26,015,844
SA U.S. Value Fund	$21,251,009	$19,379,694	$1,709,286	$21,767,130
SA U.S. Small Company Fund	$77,788,407	$77,730,156	$19,800	$80,065,169
SA International Value Fund	$67,506,032	$68,629,486	$119,273	$70,546,729

     * The Fund cannot repledge or resell this collateral. The non-cash collateral is comprised of U.S. government securities.

     † Balances represent the end-of-day mark-to-market of securities lending collateral that will be reflected by the Funds as of the next business day.

     Foreign Currency Translation and Foreign Investments — The books and records of the Funds are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign currency exchange rates prevailing at the end of the period. Purchases and sales of investment securities are translated at contractual currency exchange rates established at the time of the trade. Income and expenses are translated at prevailing exchange rates on the respective dates of such transactions.

SA FUNDS

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2012 (Continued)

     The results of operations resulting from changes in foreign exchange rates on investments are not reported separately from fluctuations arising from changes in market prices of securities held. All such fluctuations are included with net realized and unrealized gain or loss on investments.

     Investing in securities of foreign companies and securities of foreign governments involves special risks and considerations not typically associated with investing in securities of U.S. companies and securities of the U.S. government. These risks include less developed or less efficient trading markets; less stringent accounting and financial reporting standards; social, political or economic instability; foreign currency exchange controls and foreign taxation issues; the risk of expropriation of assets or nationalization of a company or industry by foreign governments; currency; and settlement, custodial or other operational risks. Moreover, the markets for securities of many foreign companies and foreign governments may be less liquid, and the prices of such securities may be more volatile than those of securities of comparable U.S. companies and the U.S. government.

     Forward Foreign Currency Exchange Contracts — Each Fund that may invest in foreign securities may enter into forward foreign currency exchange contracts. A forward foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. By entering into a forward contract for the purchase or sale for a fixed amount of dollars of the amount of foreign currency involved in all underlying security transactions, a Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

     The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the 4:00 PM Eastern Time pricing for the forward currency exchange rate, and the change in market value is recorded as unrealized appreciation (depreciation) on foreign currency transactions in the Fund’s Statement of Assets and Liabilities. When the contract is closed, realized gain or loss is recognized, which is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, and recorded as realized gain (loss) on foreign currency transactions in the Fund’s Statement of Operations.

     Forward foreign currency exchange contracts may involve risks from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

     At June 30, 2012, SA Global Fixed Income Fund had the following open forward foreign currency exchange contracts:

		Local	Aggregate
	Delivery	Currency	Face	Total	Unrealized
	Date	Amount	Amount	Value	Depreciation
Australian Dollar (sell)	7/25/2012	8,951,678	$8,971,623	$9,142,964	$(171,341)
Canadian Dollar (sell)	7/25/2012	47,781,772	$46,473,632	$46,909,735	$(436,103)
Pound Sterling (sell)	7/25/2012	93,081,204	$145,114,062	$145,771,302	$(657,240)
Euro Currency (sell)	7/25/2012	74,718,639	$93,940,009	$94,572,815	$(632,806)
Danish Krone (sell)	7/25/2012	16,602,289	$2,808,654	$2,827,609	$(18,955)
					$(1,916,445)

SA FUNDS

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2012 (Continued)

     The Funds have adopted provisions surrounding disclosures regarding derivative instruments and hedging activities. The following table, grouped into appropriate risk categories, discloses the amounts related to each Fund’s use of derivative instruments and hedging activities at June 30, 2012:

     SA Global Fixed Income Fund
     Liability Derivatives (1)

	Foreign
	Exchange
	Contracts Risk	Total
Forward Contracts	$(1,916,445)	$(1,916,445)

     (1) Statement of Assets and Liabilities location: Unrealized depreciation on forward foreign currency exchange contracts.

     Transactions in derivative instruments during the fiscal year ended June 30, 2012, were as follows:

     Realized Gain (Loss) (1)

	Foreign
	Exchange
	Contracts Risk	Total
Forward Contracts	$427,773	$427,773

     Change in Unrealized Appreciation (Depreciation) (2)

	Foreign
	Exchange
	Contracts Risk	Total
Forward Contracts	$(2,702,212)	$(2,702,212)

     (1) Statement of Operations location: Realized gain (loss) on: Foreign currency and forward currency transactions.

     (2) Statement of Operations location: Increase (decrease) in unrealized appreciation/(depreciation) on: Foreign currency and forward currency transactions.

     For the year ended June 30, 2012, the average monthly principal amount of forward foreign currency exchange contracts was $296,858,970.

     Investment Transactions, Income and Expenses — Investments in securities are accounted for as of trade date (the date the buy or sell is executed). Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis and includes amortization of discounts and premiums based on the effective interest method. Gains and losses are determined on the identified cost basis, which is the same as for U.S. federal income tax purposes.

     The Funds characterize distributions received from mutual fund investments on the Statement of Operations using the same characterization as the distribution received.

     Expenses directly attributable to a specific Fund are charged to the respective Fund. Expenses that cannot be attributed to a particular Fund are apportioned among the Funds evenly or based on relative net assets.

SA FUNDS

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2012 (Continued)

     Indemnifications — Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. The Trustees are also indemnified against certain liabilities pursuant to an Indemnity Agreement between the Trust and each Trustee. In addition, in the normal course of business the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposures under these arrangements are unknown as this would involve potential future claims against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

     Federal Income Taxes — The Funds’ policy is to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of the Funds’ taxable income to their shareholders. Therefore, no income tax provision is required.

     For tax purposes, capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund in taxable years beginning after December 22, 2010 are not subject to expiration and such losses retain their character as either short-term or long-term, rather than being considered short-term as under previous law. Post-enactment capital losses must be fully utilized prior to utilizing any losses incurred in pre-enactment tax years.

     As of June 30, 2012, the following Funds had a realized capital loss carryforward, for U.S. federal income tax purposes, available to be used to offset future realized capital gains:

	Expiring	Expiring	Expiring	Expiring	Expiring
Fund	June 30, 2014	June 30, 2015	June 30, 2017	June 30, 2018	June 30, 2019
SA Global Fixed Income Fund	$—	$1,351,156	$45,990	$—	$—
SA U.S. Core Market Fund	—	—	23,665,296	41,059,848	—
SA U.S. Value Fund	—	—	14,909,626	5,985,284	—
SA International Value Fund	—	—	8,176,491	47,987,541	—
SA International Small Company Fund	—	—	—	7,497,683	—
SA Real Estate Securities Fund	—	—	241,458	2,190,950	2,306,670

	Unlimited	Unlimited
	Losses	Losses
Fund	Short-Term	Long-Term
SA U.S. Small Company Fund	$—	$4,500,294
SA International Value Fund	346,133	12,553,808
SA Real Estate Securities Fund	5,404	1,629,074

SA FUNDS

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2012 (Continued)

     The tax character of distributions paid to shareholders during fiscal years 2012 and 2011 were as follows:

		2012
	Ordinary	Long-Term
	Income	Capital Gain	Total
SA U.S. Fixed Income Fund	$1,039,440	$540,410	$1,579,850
SA Global Fixed Income Fund	15,194,625	—	15,194,625
SA U.S. Core Market Fund	2,578,093	—	2,578,093
SA U.S. Value Fund	2,875,897	—	2,875,897
SA U.S. Small Company Fund	—	1,250,197	1,250,197
SA International Value Fund	9,885,455	—	9,885,455
SA International Small Company Fund	2,370,316	—	2,370,316
SA Emerging Markets Value Fund	1,002,173	1,532,316	2,534,489
SA Real Estate Securities Fund	1,063,764	—	1,063,764

		2011
	Ordinary	Long-Term
	Income	Capital Gain	Total
SA U.S. Fixed Income Fund	$2,125,672	$276,000	$2,401,672
SA Global Fixed Income Fund	20,092,211	—	20,092,211
SA U.S. Core Market Fund	4,471,661	—	4,471,661
SA U.S. Value Fund	2,790,940	—	2,790,940
SA U.S. Small Company Fund	402,777	207,983	610,760
SA International Value Fund	8,897,384	—	8,897,384
SA International Small Company Fund	2,554,024	—	2,554,024
SA Emerging Markets Value Fund	491,493	953,679	1,445,172
SA Real Estate Securities Fund	1,436,108	—	1,436,108

     As of June 30, 2012, the components of distributable earnings on a tax basis were:

				Post October
	Undistributed	Undistributed	Unrealized	Capital/
	Ordinary	Long-Term	Appreciation/	Late Year	Capital Loss
	Income	Capital Gains	(Depreciation)	Ordinary Loss	Carryforward
SA U.S. Fixed Income Fund	$897,010	$234,374	$424,365	$—	$—
SA Global Fixed Income Fund	11,995,789	—	8,759,539	(2,027,152)	(1,397,146)
SA U.S. Core Market Fund	3,026,979	—	137,643,846	(120,714)	(64,725,144)
SA U.S. Value Fund	1,764,649	—	32,875,769	—	(20,894,910)
SA U.S. Small Company Fund	678,488	—	26,043,956	—	(4,500,294)
SA International Value Fund	11,494,484	—	(29,807,928)	—	(69,063,973)
SA International Small Company Fund	3,850,492	—	25,329,654	—	(7,497,683)
SA Emerging Markets Value Fund	283,323	—	(6,457,599)	(757,919)	—
SA Real Estate Securities Fund	445,774	—	22,762,537	—	(6,373,556)

     During the fiscal year ended June 30, 2012, SA Global Fixed Income Fund, SA U.S. Core Market Fund, SA U.S. Value Fund and SA International Small Company Fund utilized $3,425,635, $7,832,301, $4,514,450 and $3,974,205 of capital loss carryforward, respectively.

SA FUNDS

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2012 (Continued)

     Distributions to Shareholders — Each Fund, excluding SA Global Fixed Income Fund and SA U.S. Fixed Income Fund, declares and pays dividends from its net investment income annually. SA Global Fixed Income Fund and SA U.S. Fixed Income Fund declare and pay dividends from net investment income, if any, quarterly. All of the Funds declare and pay distributions from net realized capital gains, if any, at least annually.

     SA Real Estate Securities Fund characterizes distributions received from real estate investment trust (“REIT”) investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the characterization will be estimated based on available information, which may include the previous year’s allocation. If new or additional information becomes available from the REITs at a later date, a recharacterization will be made in the following year. The Fund records the amount recharacterized as dividend income as ordinary income, the amount recharacterized as long-term capital gain as realized gain in the Statement of Operations, and the amount recharacterized as a return of capital as a reduction to the cost of investments in the Statement of Assets and Liabilities and in the Portfolio of Investments. These recharacterizations are reflected in the accompanying financial statements.

     Dividends to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles in the U.S. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterizations of distributions made by the Funds. To the extent that distributions exceed net investment income and net capital gains for tax purposes, they are reported as distributions of paid-in capital. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax differences such as wash sales, PFICs, Non-REIT return of capital, and foreign currency transactions that will reverse in a subsequent period. During any particular year net realized gains from investment transactions, in excess of available capital loss carry forwards, would be taxable to the Funds if not distributed and, therefore, would be distributed to shareholders annually.

2. Agreements and Transactions with Affiliates

     The Trust has an Investment Advisory and Administrative Services Agreement with the Adviser (the “Investment Advisory Agreement”) under which the Adviser manages the investments of, and provides administrative services to, each Fund. The Adviser is an indirect, wholly-owned subsidiary of Werba Reinhard, Inc., a U.S. company based in San Jose, California. Werba Reinhard, Inc. is controlled by Mr. Eli Reinhard through his sole ownership interest in Arcadia Loring Ward, LLC and Mr. Reinhard’s role as the sole trustee of nine trusts administered for the benefit of Mr. Reinhard’s family, each of which has an ownership interest in Werba Reinhard, Inc. For the advisory services provided, the Adviser is entitled to a fee from each Fund computed daily and payable monthly as follows:

Advisory
Fund	Fees
SA U.S. Fixed Income Fund	0.25%
SA Global Fixed Income Fund	0.30%
SA U.S. Core Market Fund	0.55%
SA U.S. Value Fund	0.55%
SA U.S. Small Company Fund	0.55%
SA International Value Fund	0.65%
SA International Small Company Fund	0.65%
SA Emerging Markets Value Fund	0.65%
SA Real Estate Securities Fund	0.55%

SA FUNDS

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2012 (Continued)

     For the administrative services provided, the Adviser is entitled to a fee from each Fund computed daily and payable monthly at the annual rate of 0.10% of the average daily net assets of each Fund.

     The Trust and the Adviser have jointly entered into an Investment Sub-Advisory Agreement with the Sub-Adviser (the “Sub-Advisory Agreement”). For the sub-advisory services provided, the Sub-Adviser is entitled to a fee from each Fund computed daily and payable monthly at an annual rate based on each Fund’s average daily net assets. SA International Small Company Fund will not pay a fee to the Sub-Adviser for its sub-advisory services for as long as it invests substantially all of its assets in the DFA Portfolio. However, the Sub-Adviser receives an administration fee from the DFA Portfolio and also receives advisory fees for providing advisory services to the funds in which the DFA Portfolio invests.

Sub-Advisory
Fund	Fees
SA U.S. Fixed Income Fund	0.10%
SA Global Fixed Income Fund	0.05%
SA U.S. Core Market Fund*	0.05%
SA U.S. Value Fund	0.10%
SA U.S. Small Company Fund	0.35%
SA International Value Fund	0.20%
SA Emerging Markets Value Fund	0.50%
SA Real Estate Securities Fund	0.15%

     * The Sub-Adviser will not receive any sub-advisory fee for its sub-advisory services to the SA U.S. Core Market Fund with respect to any assets of the SA U.S. Core Market Fund invested in the U.S. Micro Cap Portfolio of the DFA Investment Dimensions Group Inc.

     The Trust has a Shareholder Servicing Agreement with the Adviser. For the shareholder services provided the Adviser is entitled to a fee from each Fund computed daily and payable monthly at the annual rate of 0.25% of the average daily net assets of each Fund.

     The Adviser contractually agreed to waive its management fees and/or to reimburse expenses to the extent a Fund’s operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) exceed, in the aggregate, the rate per annum, shown in the table below. This agreement will remain in effect until October 28, 2021, at which time the agreement may be continued, modified or eliminated and net expenses will be adjusted as necessary. This agreement may only be terminated with the approval of the Trust’s Board.

Expense
Fund	Limitation
SA U.S. Fixed Income Fund	0.65%
SA Global Fixed Income Fund*	0.80%
SA U.S. Core Market Fund	1.00%
SA U.S. Value Fund	1.05%
SA U.S. Small Company Fund	1.20%
SA International Value Fund*	1.35%
SA International Small Company Fund	1.10%
SA Emerging Markets Value Fund	1.45%
SA Real Estate Securities Fund	1.00%

     * Prior to October 28, 2011, the expense limitations for SA Global Fixed Income Fund and SA International Value Fund were 0.85% and 1.45%, respectively.

SA FUNDS

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2012 (Continued)

     The Adviser may elect to recapture any amounts waived or reimbursed subject to the following conditions: (1) the Adviser must request reimbursement within three years from the end of the year in which the waiver/ reimbursement is made, (2) the Board must approve the reimbursement, (3) reimbursement will be permitted if, and to the extent that, the relevant Fund does not exceed its operating expense limitation after giving effect to the reimbursement, and (4) the Adviser may not request or receive reimbursements for the reductions and waivers before payment of the relevant Fund’s operating expenses for the current fiscal year. During the fiscal year ended June 30, 2012, the Adviser recaptured $70,158 from SA Global Fixed Income Fund pursuant to these conditions. As of June 30, 2012 the following amounts are subject to this recapture through June 30, 2013, June 30, 2014 and June 30, 2015, respectively.

	Expires	Expires	Expires
Fund	June 30, 2013	June 30, 2014	June 30, 2015
SA U.S. Fixed Income Fund	$503,586	$666,067	$614,326
SA Global Fixed Income Fund	1,403,642	1,509,521	23,901
SA U.S. Core Market Fund	639,920	726,592	347,861
SA U.S. Value Fund	556,259	616,019	346,997
SA U.S. Small Company Fund	774,384	888,650	604,296
SA International Value Fund	—	—	—
SA International Small Company Fund	153,408	188,413	166,407
SA Emerging Markets Value Fund	378,982	463,663	482,250
SA Real Estate Securities Fund	318,162	417,871	342,476
     Trustees’ Fees and Expenses — For their services as Trustees, the Trustees of the Trust received an annual retainer fee of $75,000, as well as reimbursement for expenses incurred in connection with each meeting of the Board and its Committees. The Chairman of the Board received an additional $7,500 per year. Effective January 1, 2012, the annual retainer fee is $80,000 and the Chairman of the Board receives an additional $8,000 per year.

     Sub-Administration Fees — State Street serves as sub-administrator for the Trust, pursuant to a Sub-Administration Agreement with the Trust and the Adviser. During the period prior to September 1, 2011, for the sub-administrative services provided, State Street received a fee that was calculated daily and paid monthly at an annual rate based on the aggregate average daily net assets of the Trust as follows: 0.02% of the first $1.5 billion of net assets, plus 0.0175% of net assets over $1.5 billion. The fee was then allocated to each Fund based on the relative net assets of each Fund, subject to a minimum fee of $68,700 annually per Fund. In addition, State Street received $5,000 per Fund, per year except for the SA International Small Company Fund, for which State Street received $2,000 per year, for performing additional services related to the preparation of the Schedule of Investments on Form N-Q.

     As of September 1, 2011, State Street receives a fee that is calculated daily and paid monthly at an annual rate based on the aggregate average daily net assets of the Trust as follows: 0.0175% of the first $1.5 billion of net assets, plus 0.015% of net assets over $1.5 billion. The fee is then allocated to each Fund based on the relative net assets of each Fund, subject to a minimum fee of $70,000 annually per Fund, except for SA International Small Company Fund, which is subject to a minimum fee of $50,000 annually.

SA FUNDS

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2012 (Continued)

3. Purchases and Sales of Securities

     Excluding short-term investments, each Fund’s purchases and sales of securities for the fiscal year ended June 30, 2012 were as follows:

	Purchases
	U.S. Government	Other
SA U.S. Fixed Income Fund	225,801,728	133,818,454
SA Global Fixed Income Fund	1,503,420	211,020,642
SA U.S. Core Market Fund	—	23,193,566
SA U.S. Value Fund	—	36,623,691
SA U.S. Small Company Fund	—	34,697,925
SA International Value Fund	—	127,843,548
SA International Small Company Fund	N/A	N/A
SA Emerging Markets Value Fund	—	25,896,221
SA Real Estate Securities Fund	—	8,311,122

	Sales
	U.S. Government	Other
SA U.S. Fixed Income Fund	229,462,680	86,893,535
SA Global Fixed Income Fund	13,898,776	186,174,596
SA U.S. Core Market Fund	—	36,487,532
SA U.S. Value Fund	—	33,788,481
SA U.S. Small Company Fund	—	41,073,138
SA International Value Fund	—	101,744,170
SA International Small Company Fund	N/A	N/A
SA Emerging Markets Value Fund	—	9,514,652
SA Real Estate Securities Fund	—	3,241,052

     N/A — Refer to the financial statements of the DFA Portfolio, included elsewhere in this report.

4. Subsequent Events

     Management has evaluated the possibility of subsequent events existing in the Funds’ financial statements through the date these financial statements were issued. Management has determined that there are no material events that would require disclosure in the Funds’ financial statements through this date.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the Trust:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SA U.S. Fixed Income Fund, SA Global Fixed Income Fund, SA U.S. Core Market Fund, SA U.S. Value Fund, SA U.S. Small Company Fund, SA International Value Fund, SA International Small Company Fund, SA Emerging Markets Value Fund and SA Real Estate Securities Fund (constituting the SA Funds - Investment Trust, hereafter referred to as the “Trust”) at June 30, 2012, the results of each of their operations and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, CA
August 24, 2012

SA FUNDS

ADDITIONAL INFORMATION (Unaudited)

Proxy Voting Policies and Procedures

     The Sub-Adviser is responsible for exercising the voting rights associated with the securities purchased and/or held by the Funds. A description of the policies and procedures that are used by the Sub-Adviser to vote proxies relating to the Funds’ portfolio securities is available without charge, upon request, by calling (800) 366-7266 and on the Securities and Exchange Commission’s website (“SEC”) at http://www.sec.gov. Information regarding how the Sub-Adviser voted these proxies during the most recent 12-month period ended June 30th is listed in the Trust’s Form N-PX, which is available after August 31st without charge, upon request, by calling the same number or visiting the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedule

     The Trust files a complete schedule of portfolio holdings for each Fund for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Trust’s most recent Form N-Q is also available without charge, upon request, by calling (800) 366-7266.

Trustees and Officers’ Information

     Information regarding the Trustees and executive officers of the Trust is listed below. The Board is responsible for managing the business and affairs of the Trust. The Board’s role in management of the Trust is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Trust have the responsibility for the day-to-day management of the Funds. The Board’s oversight role does not make the Board a guarantor of the Funds’ investments or activities. The Trustees are experienced executives who meet periodically throughout the year to oversee each Fund’s activities, review contractual arrangements with companies that provide services to each Fund, and review each Fund’s performance. The Board of Trustees is comprised entirely of Trustees who are not “interested persons” of the Trust, as such term is defined under the 1940 Act (the “Independent Trustees”).

     Officers of the Trust listed in the table below whose names are marked with an asterisk (*) are interested persons of the Trust (as defined by the 1940 Act) by virtue of, among other considerations, their relationships with the Adviser, Loring Ward Securities Inc. (the “Distributor”) or their affiliated entities. Each Trustee and executive officer of the Trust oversees all Funds of the Trust.

SA FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

			Number of
	Position(s)		Portfolios in
	Held with	Principal	Fund Complex	Other
Name, Address,(1)	Trust and Length of	Occupation(s)	Overseen by	Trusteeships/
and Year of Birth	Time Served(2)	During Past 5 Years	Trustee	Directorships Held
Independent Trustees(3):
Bryan W. Brown Year of Birth: 1945	Trustee (since April 1999) Chairman (since December 2004)	Self-Employed Management Consultant (financial and technological systems) (since 1992); Chief Financial Officer, Bioexpertise, Inc. (physician’s web-based continuing education) (since 2003); Chief Financial Officer, ONTHERIX, INC. (a pharmaceutical development company) (since 2008); Chief Financial Officer, PharmaGenias, Inc. (biotechnology and pharmaceutical clinical trial services) (2004-2008); Chief Financial Officer, DISK-IOPS (a patent licensing company in the life science industry) (2009-2011).	9	Director/Officer, Friends of the California Air & Space Center (aviation museum) (1999-2010).

Charles M. Roame Year of Birth: 1965	Trustee (since June 2012)	Managing Partner, Tiburon Strategic Advisors (provider of market research and strategy consulting to financial services firms) (since 1998).	9	Director, Envestnet, Inc. (provider of wealth management solutions).

Harold M. Shefrin Year of Birth: 1948	Trustee (since April 1999)	Professor of Finance, Santa Clara University (since 1978).	9	Trustee, Litman Gregory Funds Trust (6 portfolios) (since February 2005).

(1)	The address of each Trustee is: LWI Financial Inc., 3055 Olin Ave., Suite 2000, San Jose, CA 95128.

(2)	Each Trustee serves for the lifetime of the Trust or until he dies, resigns, or is removed.

(3)	Prior to October 1, 2011, Mark Schimbor also served as an independent trustee.

     The Funds’ Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-366-7266. It is also available on the Funds’ website at: http://sa-funds.net.

SA FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Officers of the Trust

Position(s)
Held with
Name, Address(1)	Trust and Length of
and Year of Birth	Time Served(2)	Principal Occupation(s) During Past 5 Years
Alexander B. Potts* Year of Birth: 1967	President and Chief Executive Officer (since January 2009).	President and Chief Executive Officer, LWI Financial Inc., Loring Ward Securities Inc. and Loring Ward Group Inc. (since January 2009); President and Chief Executive Officer, Werba Reinhard, Inc. (since January 2008); Consultant, Werba Reinhard, Inc. (2007); Executive Vice President and Chief Operating Officer, LWI Financial Inc. (2006-2007).

Michael R. Clinton* Year of Birth: 1966	Chief Financial and Accounting Officer and Treasurer (since March 2009).	Chief Operating Officer, Chief Financial Officer and Treasurer, LWI Financial Inc., Loring Ward Securities Inc. and Loring Ward Group Inc. (since March 2009); Chief Financial Officer and Treasurer, Werba Reinhard, Inc. (since March 2009); Vice President of Fund Administration, Charles Schwab Investment Management (2004- 2009).

Christopher D. Stanley* Year of Birth: 1983	Vice President, Chief Legal Officer, Chief Compliance Officer and Anti-Money Laundering Compliance Officer (since March 2011).	Vice President, General Counsel and Chief Legal Officer, LWI Financial Inc., Loring Ward Securities Inc. and Loring Ward Group Inc. (since April 2011); Chief Compliance Officer, Loring Ward Securities Inc. (since April 2011); Corporate Secretary and General Counsel, Werba Reinhard, Inc. (since April 2011); Director of Compliance, LWI Financial Inc. and Loring Ward Securities Inc. (2009-2011); Legal Clerk, LWI Financial Inc. and Loring Ward Securities Inc. (2008-2009).

Joni Clark* Year of Birth: 1966	Vice President and Chief Investment Officer (since March 2010).	Executive Vice President and Chief Investment Officer, LWI Financial Inc. (since June 2010); Chief Investment Strategist, LWI Financial Inc. (2007-2010); Investment Committee Member, LWI Financial Inc. (2003-2007); Senior Manager of Investment Services, Assante Global Advisors, Inc. and LWI Financial Inc. (2002-2007).

Marcy D. Tsagarakis* Year of Birth: 1971	Secretary (since June 2006).	Vice President, Fund Administration, LWI Financial Inc. and Loring Ward Securities Inc. (since 2005).

(1)	The address of each officer is: LWI Financial Inc., 3055 Olin Ave., Suite 2000, San Jose, CA 95128.

(2)	The Trust’s officers are appointed annually by the Board.

SA FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Board Approval of Investment Advisory Agreement and Sub-Advisory Agreement

     At an in-person meeting held on June 14, 2012, the Board, consisting solely of Independent Trustees, considered the renewal for a one-year term of (1) the Investment Advisory Agreement; and (2) the Sub-Advisory Agreement (together, the “Advisory Agreements”).

     In approving the renewal of the Advisory Agreements, the Board was advised by counsel to the Independent Trustees and took into account information prepared specifically in connection with its review of the Advisory Agreements at this meeting, as well as information furnished to the Board throughout the year. In their deliberations, the Board considered the factors discussed below, among others. The Independent Trustees did not identify any particular piece of information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors:

     The nature, extent and quality of the services provided and to be provided by the Adviser and the Sub-Adviser. The Board considered the experience and qualifications of the personnel at the Adviser and the Sub-Adviser who are responsible for providing services to the Funds and the compensation structures of the Adviser and the Sub-Adviser. The Board noted the oversight role of the Adviser over the Sub-Adviser relating to portfolio construction and management and compliance with the Funds’ investment objectives and policies, the Trust’s compliance policies and procedures, and applicable laws and regulations, as well as the Adviser’s role in implementing the Board’s directives relating to the Funds. The Board also noted that the Adviser has extensive experience offering asset allocation and risk diversification through investment portfolios such as the Funds. The Board noted the Sub-Adviser’s experience and expertise in constructing portfolios that reflect certain asset classes and risk levels, as well as the extensive industry experience of the Sub-Adviser’s personnel.

     The Board then considered the resources, policies and procedures and infrastructure of the Adviser and the Sub-Adviser devoted to ensuring compliance with applicable laws and regulations, as well as the Adviser’s and the Sub-Adviser’s commitment to those programs. The Board considered the information received regarding the Adviser’s and the Sub-Adviser’s respective compliance programs and compliance reports received during the prior year. The Board noted that there are currently no known pending regulatory inquiries by the SEC or other regulatory agencies involving the Adviser or the Sub-Adviser.

     The Board noted that the Adviser continued to use a substantial portion of its profits from managing the Funds in order to provide support and educational services to investors and their financial representatives to enhance the effectiveness of the Funds as asset allocation vehicles. The Board noted that these expenditures could not be directly categorized as marketing or distribution costs, but they nevertheless have elements of distribution embedded in them, benefiting shareholders and the Adviser.

     The investment performance of the Funds achieved by the Adviser and the Sub-Adviser. The Board reviewed the short-term and long-term performance of each of the Funds on both an absolute basis and relative to each Fund’s benchmark index, a peer universe of funds pursuing broadly similar strategies, and comparable accounts managed by the Sub-Adviser. The Board noted that it received Fund performance information on a quarterly basis throughout the year. As part of its review, the Board also reviewed a report prepared by an independent consulting firm, Lipper, Inc. (“Lipper”), which included comparisons of the performance of each Fund to certain funds determined by Lipper to be in each Fund’s relevant peer group (the “Lipper Peer Group”) and peer universe and a comparative index selected by Lipper.

SA FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

     In assessing performance, the Board took into consideration the fact that each Fund is intended to provide exposure to a particular asset class. For this reason, the Board viewed fidelity to asset class characteristics as highly important to its evaluation of the Funds. The Board noted that it looks for Fund performance to track the appropriate benchmarks as closely as possible, given certain practical constraints imposed by the 1940 Act and each Fund’s investment restrictions, size and similar factors. Because the Funds are primarily asset allocation tools, the Board emphasized each Fund’s performance against its primary asset class benchmark and its general adherence to asset class representation, and gave less emphasis to each Fund’s performance relative to the comparative index selected by Lipper.

     For the SA U.S. Fixed Income Fund, which commenced operations in April 2007, it was noted that the Fund’s net of fees performance lagged the Bank of America Merrill Lynch 1-3 Year U.S. Government/Corporate Index (the Fund’s primary external benchmark) for the 1-year and 4-year periods ended March 31, 2012. It was also noted that the Fund’s total return performance was in the bottom (5th) quintile of the Lipper Peer Group (consisting of retail no-load funds only) for the 1-year and 4-year periods ended March 31, 2012 and that the Fund underperformed the Lipper Short Investment Grade Fund Index for the same time periods. The Board considered the Fund’s relative performance against the benchmarks and the Lipper Peer Group, noting the Fund’s positive absolute performance since inception, the relatively stronger performance for the 4-year period as compared to shorter periods, and the lack of long-term performance history to measure against its peers. The Board also considered that the higher quality holdings in the Fund had demonstrated lower volatility and downside risk than the peer universe of funds presented by Lipper.

     For the SA Global Fixed Income Fund, it was noted that the Fund’s net of fees performance lagged the Citigroup World Government Bond 1-5 Year (Hedged) Index (the Fund’s primary external benchmark) for the 1-year and 5-year periods ended March 31, 2012, while the Fund outperformed the Index for the 3-year period ended the same date. It was also noted that the Fund’s total return performance was in the 3rd quintile of the Lipper Peer Group (consisting of retail no-load funds only) for the 1-year period ended March 31, 2012 and ranked 4th of the 5 funds in the Lipper Peer Group for the 5-year period ended the same date, and that the Fund underperformed the Lipper Global Income Funds Index for the same time periods. The Board considered the Fund’s relative performance against the benchmarks and the Lipper Peer Group, noting the Fund’s positive absolute performance since inception.

     For the SA U.S. Core Market Fund, it was noted that the Fund’s net of fees performance lagged the Russell 3000 Index (the Fund’s primary external benchmark) for the 1-year, 3-year and 5-year periods ended March 31, 2012. It was also noted that the Fund’s total return performance was in the 3rd quintile of the Lipper Peer Group (consisting of retail no-load funds only), for the 1-year period ended March 31, 2012 and in the 4th quintile for the 5-year period ended the same date, and that the Fund underperformed the Lipper Large-Cap Core Index over the 1-year period but outperformed the Index over the 3-year and 5-year periods. The Board considered the Fund’s relative performance against its benchmarks and the Lipper Peer Group, noting the Fund’s total return performance for the 3-year period ended March 31, 2012, which was in the 2nd quintile of the Lipper Peer Group for that period, and the Fund’s positive absolute performance since inception.

     For the SA U.S. Value Fund, it was noted that the Fund’s net of fees performance lagged the Russell 1000 Value Index (the Fund’s primary external benchmark) for the 1-year and 5-year periods ended March 31, 2012, while the Fund outperformed the Index for the 3-year period ended the same date. It was also noted that the Fund’s total return performance was in the bottom (5th) quintile of the Lipper Peer Group (consisting of retail no-load funds only), for the 1-year and 5-year periods ended March 31, 2012, and that the Fund underperformed the Lipper Multi-Cap Value Index over 1-year and 5-year periods, but outperformed the Index over the 3-year period. The

SA FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Board considered the Fund’s relative performance against the benchmarks and the Lipper Peer Group, noting the Fund’s total return performance for the 3-year period ended March 31, 2012, which was in the 1st (top) quintile of the Lipper Peer Group for that period, and the Fund’s positive absolute performance since inception.

     For the SA U.S. Small Company Fund, it was noted that the Fund’s net of fees performance exceeded the Russell 2000 Index (the Fund’s primary external benchmark) for the 1-year, 3-year and 5-year periods ended March 31, 2012. It was also noted that the Fund’s performance was in the 2nd quintile of the Lipper Peer Group (consisting of retail no-load funds only), for the 1-year period ended March 31, 2012 and in the 3rd quintile for the 5-year period ended the same date, and that the Fund outperformed the Lipper Small-Cap Core Index over the 1-year and 3-year periods, but underperformed over the 5-year period. The Board considered the Fund’s relative performance against the benchmarks and the Lipper Peer Group, noting the Fund’s total return performance for the 3-year period ended March 31, 2012, which was in the 1st (top) quintile of the Lipper Peer Group for that period, and the Fund’s positive absolute performance since inception.

     For the SA International Value Fund, it was noted that the Fund’s net of fees performance lagged the MSCI World Ex. U.S. Value Index (net. div.) (the Fund’s primary external benchmark) for the 1-year and 5-year periods ended March 31, 2012, while the Fund outperformed the Index for the 3-year period. It was also noted that the Fund’s total return performance was ranked last of the 5 funds in the Lipper Peer Group (consisting of retail no-load funds only), for the 1-year period ended March 31, 2012, and 3rd of 5 funds for the 5-year period ended the same date, and that the Fund underperformed the Lipper International Multi-Cap Value Index for 1-year and 5-year periods, but slightly outperformed the Index for the 3-year period. The Board considered the Fund’s relative performance against the benchmarks and the Lipper Peer Group, noting the Fund’s positive absolute performance since inception.

     For the SA International Small Company Fund, it was noted that the Fund invests substantially all of its assets in the International Small Company Portfolio (the “DFA Portfolio”) of DFA Investment Dimensions Group Inc. It was noted that the Fund’s net of fees performance lagged the MSCI World Ex. U.S. Small Cap Index (net. div.) (the Fund’s primary external benchmark) for the 1-year, 3-year and 5-year periods ended March 31, 2012. It was also noted that the Fund’s total return performance was in the 4th quintile of the peer universe of funds presented by Lipper (consisting of retail no-load funds only), for the 1-year period ended March 31, 2012 and in the 2nd quintile for the 5-year period ended the same date, and that the Fund underperformed the Lipper International Small/Mid-Cap Core Funds Index over the same time periods. The Board considered the Fund’s relative performance against the benchmarks and the Lipper Peer Group, noting the Fund’s positive absolute performance since inception.

     For the SA Emerging Markets Value Fund, which commenced operations in April 2007, it was noted that the Fund’s net of fees performance lagged the MSCI Emerging Markets Value Index (net. div.) (the Fund’s primary external benchmark) for the 1-year and 4-year periods ended March 31, 2012, while the Fund outperformed the Index for the 3-year period. It was also noted that the Fund’s total return performance was in the 5th quintile of the Lipper Peer Group (consisting of retail no-load funds only), for the 1-year period ended March 31, 2012 and in the 3rd quintile for the 4-period ended the same date, and that the Fund underperformed the Lipper Emerging Markets Fund Index over the 1-year period but outperformed over the 3-year and 4-year periods. The Board considered the Fund’s relative performance against the benchmarks and the Lipper Peer Group, noting the Fund’s total return performance for the 3-year period ended March 31, 2012, which was in the first quintile of the Lipper Peer Group for that period, and the Fund’s positive absolute performance since inception and the lack of long-term performance history to measure against its peers.

SA FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

     For the SA Real Estate Securities Fund, which commenced operations in April 2007, it was noted that the Fund’s net of fees performance lagged the Dow Jones U.S. Select REIT Index (the Fund’s primary external benchmark) for the 1-year and 4-year periods ended March 31, 2012. It was also noted that the Fund’s total return performance was in the 3rd quintile of the Lipper Peer Group (consisting of retail no-load funds only), for the 1-year period ended March 31, 2012 and in the 4th quintile for the 4-year period ended the same date, and that the Fund outperformed the Lipper Real Estate Fund Index over the same time periods. The Board considered the Fund’s relative performance against the benchmarks and the Lipper Peer Group, noting the lack of long-term performance history to measure against its peers.

     The extent to which the Adviser and the Sub-Adviser realize economies of scale as the Trust grows larger and whether fee levels reflect these economies of scale for the benefit of Fund shareholders. The Board evaluated any apparent or anticipated economies of scale in relation to the services the Adviser provides to each Fund. The Board considered the growth rates in the Funds’ assets, and noted that the Funds are designed to work together as a set of asset allocation choices and that economies of scale (and other factors) are most appropriately assessed on a Trust-level and not on a Fund-by-Fund basis. The Board also noted that although the Funds do not have advisory fee breakpoints, the Adviser has contractually agreed to waive its advisory fees and/or reimburse each of the Funds for certain expenses so that each Fund does not exceed its operating expense limitation and had taken steps to reduce Fund operating expenses.

     In considering potential economies of scale, the Board noted that the Adviser was still subsidizing certain operations of the Trust through the expense limitation arrangements and that the Adviser had recouped only a portion of the amounts previously waived under these expense limitation arrangements. It was further noted that the Adviser had added additional Funds to the Trust in 2007 in order to broaden the asset classes available to shareholders, and that in 2011 management fees payable to the Adviser were reduced on a majority of the Funds and the operating expense limitation cap lowered on two Funds. The Board concluded that any economies of scale generated at current asset levels were being effectively shared with Fund shareholders.

     Total expenses of the Funds and competitiveness of fees to be paid to the Adviser and the Sub-Adviser. The Board considered the gross management fee rates charged by the Adviser and the Sub-Adviser, as well as the effective management fee rates after taking into consideration the Funds’ expense limitation arrangements with the Adviser.

     In considering the management fees and the total fees and expenses of each Fund, the Board reviewed a comparison of each Fund’s management fee and overall expense ratio to its Lipper Peer Group. The Board considered the median of the contractual management fees and overall expense ratios of each peer group. The Adviser represented to the Board that it does not currently manage any other mutual funds or separate advisory accounts.

     For all of the Funds, it was noted that, with the exception of the SA U.S. Fixed Income Fund, SA Global Fixed Income Fund and SA U.S. Value Fund, each Fund’s actual total expenses were at or below the median expense rate of their respective Lipper Peer Group. The Board also examined the actual management fees (including advisory, sub-advisory, administrative and sub-administrative fees) applying each Fund’s contractual expense limitations and noted that with the exception of the SA U.S. Fixed Income Fund and SA Global Fixed Income Fund, each Fund had approximately the same or lower actual management fees than their respective Lipper Peer Group median.

     The Board noted the reduction in 2011 of annual advisory fees from 30 bps to 25 bps for SA U.S. Fixed Income Fund, from 65 bps to 30 bps for SA Global Fixed Income Fund, and from 65 bps to 55 bps for SA U.S. Core Market Fund, SA U.S. Value Fund, SA U.S. Small Company Fund, and SA Real Estate Securities Fund. The

SA FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Board further noted the changes in 2011 to the operating expense limitations, including the extension of operating expense limitation guarantees until October 28, 2021 for all Funds, and the reduction of annual operating expense limitation from 85 bps to 80 bps for the SA Global Fixed Income Fund and from 145 bps to 135 bps for the SA International Value Fund.

     In assessing the fees charged by the Sub-Adviser, the Board noted that the fees ranged from 0 to 50 bps annually, with most of them at or below 15 bps annually, except for SA International Value Fund (20 bps annually), SA U.S. Small Company Fund (35 bps annually) and SA Emerging Markets Value Fund (50 bps annually). The Board took into consideration that these fees were negotiated fees that reflected an arm’s-length negotiation between the Adviser and the Sub-Adviser, and determined that the fees were reasonable in light of the services provided to each Fund.

     The profits to be realized by the Adviser, the Sub-Adviser and their respective affiliates, from their relationship with the Trust. The Board considered other benefits derived by the Adviser from its relationship with the Funds, including amounts received by the Adviser for the provision of certain shareholder and administrative services to the Funds. It was noted that the Adviser does not receive any soft dollar benefits from the Funds. With respect to the Sub-Adviser, the Board considered its profitability rates and the Sub-Adviser’s use of brokers to execute Fund transactions that provide research and other services to the Sub-Adviser, and the types of benefits potentially derived from such services by the Sub-Adviser, the Funds and other clients of the Sub-Adviser.

     The Board reviewed information provided by the Adviser and the Sub-Adviser regarding their financial stability and the profitability attributable to their respective agreements with the Funds. The Board discussed the fact that the Funds operate in an integrated manner as a set of asset allocation vehicles and, for that reason, profitability of the Adviser on a Fund-by-Fund basis was not as relevant to the Board’s determinations as overall profitability of the Adviser at the Trust level.

     After such review, the Board determined that the profitability rates of the Adviser and the Sub-Adviser, with respect to the Investment Advisory Agreement and the Sub-Advisory Agreement, were fair and reasonable in consideration of the services each provides to the Funds.

     The Board also considered the changing climate in the financial services industry; the risks assumed by the Adviser and the Sub-Adviser in complying with investment restrictions, expense limitations and tax laws; the entrepreneurial risks undertaken by the Adviser in sponsoring the Trust and adding Funds to the Trust; the volatility of the financial markets and, thus, of management fee income; and the compensation of the Adviser and the Sub-Adviser and the need to provide sufficient incentives to their respective owners and employees in light of the foregoing considerations.

     Conclusions. In approving the Advisory Agreements, the Board concluded that the terms of the Advisory Agreements are fair and reasonable and that approval of the Advisory Agreements is in the best interests of each Fund and its shareholders. In reaching this determination, the Board considered that the Adviser and the Sub-Adviser could be expected to provide a high level of service to each Fund; that the performance of each Fund was satisfactory over time, or, in the case of underperforming Funds, that it retained confidence in the Adviser’s and the Sub-Adviser’s capabilities to manage the Funds; that each Fund’s fee structure appeared to the Board to be reasonable given the nature and quality of services provided; and that the benefits accruing to the Adviser and the Sub-Adviser by virtue of their relationship to the Funds were reasonable in comparison with the benefits accruing to each Fund. After this review and discussion, the Board concluded that the renewal of the Advisory Agreements for a one-year term was in the best interests of each Fund and its shareholders.

SA FUNDS

TAX INFORMATION NOTICE (Unaudited)

     For Federal income tax purposes, the following information is furnished with respect to the distributions of the Funds for the fiscal year ended June 30, 2012:

     Foreign Tax Credits — The SA International Value Fund and the SA Emerging Markets Value Fund have made an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its shareholders. For the fiscal year ended June 30, 2012, the total amount that will be passed through to shareholders and the foreign source income for information reporting purposes will be $308,690 and $177,966 (all of which represents taxes withheld) and $9,681,578 and $2,040,819, respectively.

     International Small Company Fund is making the election under 853 to pass through a foreign tax credit of $91,383.

     Capital Gains Distributions — On December 20, 2011, SA U.S. Fixed Income Fund, SA U.S. Small Company Fund and the SA Emerging Markets Fund declared long term capital gain distributions in amounts of $540,410, 1,250,197 and $1,532,316, respectively.

     Corporate Dividends Received Reduction — The following Funds paid distributions from ordinary income that qualify for the corporate dividend received deduction. The percentage that qualifies is noted below:

SA U.S. Value Fund	100%
SA U.S. Core Market Fund	100%

     Qualified Dividend Income — For the fiscal year ended June 30, 2012 certain dividends paid by the Funds may be designated as qualified dividend income and subject to a maximum tax rate of 15% as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Complete information will be reported in conjunction with your 2012 Form 1099-DIV.

SA FUNDS

FUND EXPENSES (Unaudited)

Understanding Your Fund’s Expenses
Shareholder Expense Example

     As a mutual fund shareholder you incur ongoing costs including management fees, shareholder services fees, fees for administrative services and other Fund expenses. These costs are described in more detail in the Funds’ prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2012 and held for the entire period.

Actual Expenses

     The first line in each table below shows the actual account values and actual Fund expenses, based on the Fund’s actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) then multiply the result by the number in the first line of the table for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes

     The second line in each table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the tables below are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of investing in different funds. In addition, if these transaction costs were included, your costs would have been higher.

SA U.S. Fixed Income Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/01/2012	6/30/12	1/01/12-6/30/12
Actual	$1,000.00	$1,002.13	$3.24
Hypothetical (5% return before expenses)	$1,000.00	$1,021.63	$3.27

*	Expenses are equal to the Fund’s annualized expense ratio of 0.65% multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Such expenses are limited by agreement between the Fund and LWI Financial Inc. (the “Adviser”) and may be recovered by the Adviser under certain circumstances.

You can find additional information about the Fund’s expenses, including the expense limitation agreement, in the Notes to Financial Statements section of this report and in the Fund’s current prospectus.

SA FUNDS

FUND EXPENSES (Unaudited) (Continued)

SA Global Fixed Income Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/01/2012	6/30/12	1/01/12-6/30/12
Actual	$1,000.00	$1,014.46	$4.01
Hypothetical (5% return before expenses)	$1,000.00	$1,020.89	$4.02

*	Expenses are equal to the Fund’s annualized expense ratio of 0.80% multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Such expenses are limited by agreement between the Fund and the Adviser and may be recovered by the Adviser under certain circumstances.

You can find additional information about the Fund’s expenses, including the expense limitation agreement, in the Notes to Financial Statements section of this report and in the Fund’s current prospectus.

SA U.S. Core Market Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/01/2012	6/30/12	1/01/12-6/30/12
Actual	$1,000.00	$1,084.56	$5.18
Hypothetical (5% return before expenses)	$1,000.00	$1,019.89	$5.02

*	Expenses are equal to the Fund’s annualized expense ratio of 1.00% multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Such expenses are limited by agreement between the Fund and the Adviser and may be recovered by the Adviser under certain circumstances.

You can find additional information about the Fund’s expenses, including the expense limitation agreement, in the Notes to Financial Statements section of this report and in the Fund’s current prospectus.

SA U.S. Value Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/01/2012	6/30/12	1/01/12-6/30/12
Actual	$1,000.00	$1,079.88	$5.43
Hypothetical (5% return before expenses)	$1,000.00	$1,019.64	$5.27

*	Expenses are equal to the Fund’s annualized expense ratio of 1.05% multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Such expenses are limited by agreement between the Fund and the Adviser and may be recovered by the Adviser under certain circumstances.

You can find additional information about the Fund’s expenses, including the expense limitation agreement, in the Notes to Financial Statements section of this report and in the Fund’s current prospectus.

SA FUNDS

FUND EXPENSES (Unaudited) (Continued)

SA U.S. Small Company Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/01/2012	6/30/12	1/01/12-6/30/12
Actual	$1,000.00	$1,079.67	$6.20
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.02

*	Expenses are equal to the Fund’s annualized expense ratio of 1.20% multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Such expenses are limited by agreement between the Fund and the Adviser and may be recovered by the Adviser under certain circumstances.

You can find additional information about the Fund’s expenses, including the expense limitation agreement, in the Notes to Financial Statements section of this report and in the Fund’s current prospectus.

SA International Value Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/01/2012	6/30/12	1/01/12-6/30/12
Actual	$1,000.00	$998.89	$6.66
Hypothetical (5% return before expenses)	$1,000.00	$1,018.20	$6.72

*	Expenses are equal to the Fund’s annualized expense ratio of 1.34% multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Such expenses are limited by agreement between the Fund and the Adviser and may be recovered by the Adviser under certain circumstances.

You can find additional information about the Fund’s expenses, including the expense limitation agreement, in the Notes to Financial Statements section of this report and in the Fund’s current prospectus.

SA International Small Company Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/01/2012	6/30/12	1/01/12-6/30/12
Actual	$1,000.00	$1,032.90	$5.56
Hypothetical (5% return before expenses)	$1,000.00	$1,019.39	$5.52

*	Expenses are equal to the Fund’s annualized expense ratio of 1.10% multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Such expenses are limited by agreement between the Fund and the Adviser and may be recovered by the Adviser under certain circumstances.

You can find additional information about the Fund’s expenses, including the expense limitation agreement, in the Notes to Financial Statements section of this report and in the Fund’s current prospectus.

With respect to SA International Small Company Fund, the amounts set forth in the table reflect only those expenses incurred directly by the Fund. The expenses incurred by the DFA Portfolio and the underlying funds in which it invests are reflected in the valuation of the Fund's investment in the DFA Portfolio. Because these expenses are passed indirectly, rather than directly, to the Fund, they are not reflected in the table. For the six months ended April 30, 2012, the total annual operating expenses of the DFA International Small Company Portfolio was 0.56%.

SA FUNDS

FUND EXPENSES (Unaudited) (Continued)

SA Emerging Markets Value Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/01/2012	6/30/12	1/01/12-6/30/12
Actual	$1,000.00	$1,014.21	$7.26
Hypothetical (5% return before expenses)	$1,000.00	$1,017.65	$7.27

*	Expenses are equal to the Fund’s annualized expense ratio of 1.45% multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Such expenses are limited by agreement between the Fund and the Adviser and may be recovered by the Adviser under certain circumstances.

You can find additional information about the Fund’s expenses, including the expense limitation agreement, in the Notes to Financial Statements section of this report and in the Fund’s current prospectus.

SA Real Estate Securities Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/01/2012	6/30/12	1/01/12-6/30/12
Actual	$1,000.00	$1,142.47	$5.33
Hypothetical (5% return before expenses)	$1,000.00	$1,019.89	$5.02

*	Expenses are equal to the Fund’s annualized expense ratio of 1.00% multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Such expenses are limited by agreement between the Fund and the Adviser and may be recovered by the Adviser under certain circumstances.

You can find additional information about the Fund’s expenses, including the expense limitation agreement, in the Notes to Financial Statements section of this report and in the Fund’s current prospectus.

(This page has been left blank intentionally.)

Selected Financial Statements of DFA Investment Dimensions Group Inc.

International Small Company Portfolio

DFA INVESTMENT DIMENSIONS GROUP INC.

THE DFA INVESTMENT TRUST COMPANY

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

Schedule of Investments/Summary Schedules of Portfolio Holdings

Investment Abbreviations
ADR	American Depositary Receipt
FNMA	Federal National Mortgage Association
P.L.C.	Public Limited Company
SA	Special Assessment
STRIP	Separate Trading of Registered Interest and Principal of Securities

Investment Footnotes
†	See Note B to Financial Statements.
††	Securities have generally been fair valued. See Note B to Financial Statements.
**

Calculated as a percentage of total net assets. Percentages shown parenthetically next to the category headings have been calculated as a percentage of total investments. “Other Securities” are those securities that are not among the top 50 holdings of the Fund or do not represent more than 1.0% of the net assets of the Fund. Some of the individual securities within this category may include Total or Partial Securities on Loan and/or Non-Income Producing Securities.

*	Non-Income Producing Securities.
#	Total or Partial Securities on Loan.
@	Security purchased with cash proceeds from Securities on Loan.
§	Affiliated Fund.

Financial Highlights

(A)	Computed using average shares outstanding.
(B)	Annualized
(C)	Non-Annualized
(D)	Represents the combined ratios for the respective portfolio and its respective pro-rata share of its Master Fund Series.
(E)	Because of commencement of operations and related preliminary transaction costs, these ratios are not necessarily indicative of future ratios.

All Statements, Schedules and Notes to Financial Statements.

—	Amounts designated as — are either zero or rounded to zero.
SEC	Securities and Exchange Commission
(a)	Commencement of Operations.

DFA INVESTMENT DIMENSIONS GROUP INC.

INTERNATIONAL SMALL COMPANY PORTFOLIO

DISCLOSURE OF FUND EXPENSES
(Unaudited)

     The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

     The Expense Table below illustrates your fund’s costs in two ways.

     Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return and “Expenses Paid During Period” reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

     Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

     Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

		Six Months Ended October 31, 2011
EXPENSE TABLE
	Beginning	Ending		Expenses
	Account	Account	Annualized	Paid
	Value	Value	Expense	During
	05/01/11	10/31/11	Ratio*	Period*
Actual Fund Return
Institutional Class Shares	$1,000.00	$ 825.23	0.56%	$2.58
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,022.38	0.56%	$2.85
____________________

*	Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period. The Portfolio is a Fund of Funds. The expenses shown reflect the direct expenses of the Fund of Funds and the indirect payment of the Fund of Fund’s portion of the expenses of its Master Funds (Affiliated Investment Companies).

DFA INVESTMENT DIMENSIONS GROUP INC.

INTERNATIONAL SMALL COMPANY PORTFOLIO

DISCLOSURE OF PORTFOLIO HOLDINGS

October 31, 2011
(Unaudited)

     The SEC requires that all Funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For DFA Investment Dimensions Group Inc., this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. DFA Investment Dimensions Group Inc. filed its most recent Form N-Q with the SEC on September 28, 2011. It is available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

     SEC regulations permit a fund to include in its reports to shareholders a “Summary Schedule of Portfolio Holdings” in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund’s 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund’s net assets at the end of the reporting period. The amendments also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

     The fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days of mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

     The SEC requires that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

     The categories of industry classification for the Affiliated Investment Companies are represented in the Disclosure of Portfolio Holdings, which are included elsewhere within the report. Refer to the Summary Schedule of Portfolio Holdings for each of the underlying Master Funds’ holdings which reflect the investments by category or country.

Affiliated Investment Companies	100.0%

INTERNATIONAL SMALL COMPANY PORTFOLIO

SCHEDULE OF INVESTMENTS

June 30, 2012
(Unaudited)

Value†
AFFILIATED INVESTMENT COMPANIES — (100.0%)
Investment in The Continental Small Company Series
of The DFA Investment Trust Company	$1,793,307,791
Investment in The Japanese Small Company Series
of The DFA Investment Trust Company	1,371,708,924
Investment in The United Kingdom Small Company Series
of The DFA Investment Trust Company	1,198,388,900
Investment in The Asia Pacific Small Company Series
of The DFA Investment Trust Company	695,019,041
Investment in The Canadian Small Company Series
of The DFA Investment Trust Company	651,449,037
TOTAL INVESTMENTS IN AFFILIATED
INVESTMENT COMPANIES (Cost $6,066,727,527)	5,709,873,693
TOTAL INVESTMENTS — (100.0%) (Cost $6,066,727,527)^	$5,709,873,693
____________________

^	The cost for federal income tax purposes is $6,076,216,653.

Summary of the Portfolio’s investments as of June 30, 2012, based on their valuation inputs, is as follows (See Security Valuation Note):

	Investment in
	Securities
	(Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Companies	$5,709,873,693	—	—	$5,709,873,693
TOTAL	$5,709,873,693	—	—	$5,709,873,693

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

INTERNATIONAL SMALL COMPANY PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2011

Value†
AFFILIATED INVESTMENT COMPANIES — (100.0%)
Investment in The Continental Small Company Series
of The DFA Investment Trust Company	$1,884,274,386
Investment in The Japanese Small Company Series
of The DFA Investment Trust Company	1,339,627,823
Investment in The United Kingdom Small Company Series
of The DFA Investment Trust Company	1,099,968,620
Investment in The Asia Pacific Small Company Series
of The DFA Investment Trust Company	767,432,021
Investment in The Canadian Small Company Series
of The DFA Investment Trust Company	736,260,868
TOTAL INVESTMENTS IN AFFILIATED
INVESTMENT COMPANIES (Cost $5,863,291,899)	5,827,563,718
TOTAL INVESTMENTS — (100.0%) (Cost $5,863,291,899)	$5,827,563,718

Summary of inputs used to value the Portfolio’s investments as of October 31, 2011 is as follows (See Security Valuation Note):

	Valuation Inputs
	Investment in
	Securities
	(Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Companies	$5,827,563,718	—	—	$5,827,563,718
TOTAL	$5,827,563,718	—	—	$5,827,563,718

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

INTERNATIONAL SMALL COMPANY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2012
(Unaudited)
(Amounts in thousands, except share and per share amounts)

ASSETS:
Investments in Affiliated Investment Companies at Value	$5,709,874
Cash	7,834
Receivables:
Prepaid Expenses and Other Assets	28
Total Assets	5,717,736
LIABILITIES:
Payables:
Due to Advisor	1,907
Accrued Expenses and Other Liabilities	220
Total Liabilities	2,127
NET ASSETS	$5,715,609
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Institutional Class Shares — based on net assets of $5,715,609 and shares outstanding
of 403,576,017	$14.16
Investments in Affiliated Investment Companies at Cost	$6,066,728
NET ASSETS CONSIST OF:
Paid-In Capital	$6,041,597
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	(31,636)
Accumulated Net Realized Gain (Loss)	62,306
Net Unrealized Foreign Exchange Gain (Loss)	196
Net Unrealized Appreciation (Depreciation)	(356,854)
NET ASSETS	$5,715,609

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

INTERNATIONAL SMALL COMPANY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2011
(Amounts in thousands, except share and per share amounts)

ASSETS:
Investments in Affiliated Investment Companies at Value	$5,827,564
Receivables:
Affiliated Investment Companies Sold	12,000
Fund Shares Sold	14,962
Prepaid Expenses and Other Assets	47
Total Assets	5,854,573
LIABILITIES:
Payables:
Affiliated Investment Companies Purchased	12,000
Fund Shares Redeemed	3,730
Due to Advisor	1,887
Loan Payable	2,643
Accrued Expenses and Other Liabilities	298
Total Liabilities	20,558
NET ASSETS	$5,834,015
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Institutional Class Shares — based on net assets of $5,834,015 and shares outstanding
of 383,664,864	$15.21
NUMBER OF SHARES AUTHORIZED	1,500,000,000
Investments in Affiliated Investment Companies at Cost	$5,863,292
NET ASSETS CONSIST OF:
Paid-In Capital	$5,763,382
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	6,376
Accumulated Net Realized Gain (Loss)	99,876
Net Unrealized Foreign Exchange Gain (Loss)	109
Net Unrealized Appreciation (Depreciation)	(35,728)
NET ASSETS	$5,834,015

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

INTERNATIONAL SMALL COMPANY PORTFOLIO

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2011

(Amounts in thousands)

Investment Income*
Net Investment Income Received from
Affiliated Investment Companies:
Dividends (Net of Foreign Taxes Withheld of $12,592)	$166,353
Interest	41
Income from Securities Lending	14,413
Expenses Allocated from Affiliated Investment Companies	(8,917)
Total Net Investment Income Received from
Affiliated Investment Companies	171,890

Fund Investment Income
Interest	13
Total Fund Investment Income	13

Fund Expenses
Administrative Services Fees	24,741
Accounting & Transfer Agent Fees	85
Filing Fees	160
Shareholders’ Reports	171
Directors’/Trustees’ Fees & Expenses	53
Professional Fees	65
Other	51
Total Expenses	25,326
Net Investment Income (Loss)	146,577
Realized and Unrealized Gain (Loss)*
Net Realized Gain (Loss) on:
Investment Securities Sold	205,897
Futures	(271)
Foreign Currency Transactions	(103)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(571,803)
Translation of Foreign Currency
Denominated Amounts	(340)
Net Realized and Unrealized Gain (Loss)	(366,620)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(220,043)
____________________

*	Investment Income and Realized and Unrealized Gain (Loss) were allocated from each Portfolio’s Master Fund (Affiliated Investment Companies).

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

INTERNATIONAL SMALL COMPANY PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	Year	Year
	Ended	Ended
	Oct. 31,	Oct. 31,
	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$146,577	$90,630
Net Realized Gain (Loss) on:
Investment Securities Sold	205,897	157,743
Futures	(271)	—
Foreign Currency Transactions	(103)	1,622
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(571,803)	551,254
Translation of Foreign Currency Denominated Amounts	(340)	210
Net Increase (Decrease) in Net Assets Resulting from Operations	(220,043)	801,459
Distributions From:
Net Investment Income:
Institutional Class Shares	(179,486)	(84,604)
Total Distributions	(179,486)	(84,604)
Capital Share Transactions (1):
Shares Issued	1,380,524	1,099,327
Shares Issued in Lieu of Cash Distributions	171,227	80,737
Shares Redeemed	(829,801)	(655,189)
Net Increase (Decrease) from Capital Share Transactions	721,950	524,875
Total Increase (Decrease) in Net Assets	322,421	1,241,730

Net Assets
Beginning of Period	5,511,594	4,269,864
End of Period	$5,834,015	$5,511,594

(1) Shares Issued and Redeemed:
Shares Issued	81,929	75,592
Shares Issued in Lieu of Cash Distributions	10,276	5,955
Shares Redeemed	(50,113)	(45,123)
Net Increase (Decrease) from Shares Issued and Redeemed	42,092	36,424
Undistributed Net Investment Income (Distributions in Excess of Net
Investment Income)	$6,376	$31,973

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

INTERNATIONAL SMALL COMPANY PORTFOLIO

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

				Period
	Year	Year	Year	Dec. 1,		Year	Year
	Ended	Ended	Ended	2007 to		Ended	Ended
	Oct. 31,	Oct. 31,	Oct. 31,	Oct. 31,		Nov. 30,	Nov. 30,
	2011	2010	2009	2008		2007	2006
Net Asset Value, Beginning of
Period	$16.14	$13.99	$10.07	$20.80		$19.43	$16.19
Income From Investment Operations
Net Investment Income
(Loss)(A)	0.40	0.28	0.28	0.44		0.43	0.36
Net Gains (Losses) on
Securities (Realized and
Unrealized)	(0.83)	2.13	3.91	(9.55)		2.07	4.02
Total From Investment
Operations	(0.43)	2.41	4.19	(9.11)		2.50	4.38
Less Distributions
Net Investment Income	(0.50)	(0.26)	(0.27)	(0.45)		(0.46)	(0.36)
Net Realized Gains	—	—	—	(1.17)		(0.67)	(0.78)
Total Distributions	(0.50)	(0.26)	(0.27)	(1.62)		(1.13)	(1.14)
Net Asset Value, End of Period	$15.21	$16.14	$13.99	$10.07		$20.80	$19.43
Total Return	(2.92)%	17.61%	42.34%	(47.13	)%(C)	13.29%	28.51%
Net Assets, End of Period
(thousands)	$5,834,015	$5,511,594	$4,269,864	$3,084,373		$5,597,209	$4,546,071
Ratio of Expenses to Average
Net Assets (D)	0.55%	0.56%	0.57%	0.55	%(B)	0.55%	0.56%
Ratio of Expenses to Average
Net Assets (Excluding
Waivers and Assumption
of Expenses and/or
Recovery of Previously
Waived Fees) (D)	0.55%	0.56%	0.57%	0.55	%(B)	0.55%	0.56%
Ratio of Net Investment
Income to Average
Net Assets	2.37%	1.94%	2.48%	2.90	%(B)	2.03%	2.04%
See page 122 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2011

A. Organization:

     DFA Investment Dimensions Group Inc. (the “Fund”) is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of sixty operational portfolios and the International Small Company Portfolio ( the “Portfolio”) is included in this report.

     The Portfolio is a Fund of Funds that invests in five series of The DFA Investment Trust Company (the “Master Funds”):

		Percentage
		Ownership
Fund of Funds	Master Funds	at 10/31/11
International Small Company Portfolio	The Japanese Small Company Series	89%
	The Asia Pacific Small Company Series	85%
	The United Kingdom Small Company Series	97%
	The Continental Small Company Series	94%
	The Canadian Small Company Series	100%

     The financial statements of the Master Funds are included elsewhere in this report and should be read in conjunction with the financial statements of the Portfolio.

     At a regular meeting of the Board of Directors/Trustees (the “Board”) on September 16, 2008, the Board voted to change the fiscal and tax year ends of the Portfolio from November 30 to October 31.

B. Significant Accounting Policies:

     The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

     1. Security Valuation: The Portfolio utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels described below:

     • Level 1 – quoted prices in active markets for identical securities

     • Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

     • Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

     The Portfolio’s investments reflect proportionate interest in the net assets of its corresponding Master Fund. These valuations are classified as Level 1 in the hierarchy.

     A summary of inputs used to value the Portfolio’s investments by each major security type is disclosed at the end of the Schedule of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

     The Portfolio did not have any significant transfers between Level 1 and Level 2 during the year ended October 31, 2011.

     2. Deferred Compensation Plan: Each eligible Director of the Fund may elect participation in The Fee Deferral Plan for Independent Directors and Trustees (the “Plan”). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/Trustees’ Fees & Expenses or Other Expenses.

     Each Director has the option to receive their distribution of proceeds in one of the following methods: lump sum; annual installments over a period of agreed upon years; or quarterly installments over a period of agreed upon years. Each Director shall have the right in a notice of election to defer compensation (the “Notice”) to elect to defer the receipt of the Director’s deferred compensation until a date specified by such Director in the Notice, which date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director ceases to be a member of the Board of the Fund; and (ii) five years following the effective date of the Director’s first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director’s deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board of the Fund (unless the Director files an amended Notice selecting a different distribution date). As of October 31, 2011, none of the Directors have requested or received a distribution of proceeds of a deferred fee account.

     3. Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities/affiliated investment companies are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities and from the investment in affiliated investment companies that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolio estimates the character of distributions received that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on debt securities purchased are amortized over the lives of the respective securities utilizing the effective interest method. Expenses directly attributable to a Portfolio are directly charged. Common expenses of the Fund or Portfolio are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

     The Portfolio recognizes its pro-rata share of net investment income and realized and unrealized gains/losses on a daily basis, from its respective Master Funds, which are treated as partnerships for federal income tax purposes.

     The Portfolio may be subject to taxes imposed by countries in which the Master Funds invest, with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Portfolio accrues such taxes when the related income or capital gains are earned by the Master Funds or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is a deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

C. Investment Advisor and Administrator:

     Dimensional Fund Advisors LP (“Dimensional” or the “Advisor”) provides administrative services to the Portfolio, including supervision of services provided by others, providing information to shareholders and the Board of Directors/Trustees, and other administrative services.

     For the year ended October 31, 2011, the Portfolio’s administrative services fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.40% of average daily net assets.

     Pursuant to a Fee Waiver and Expense Assumption Agreement for the International Small Company Portfolio, the Advisor has contractually agreed to waive its administration fees and to assume the Portfolio’s other direct expenses (not including expenses incurred through its investment in other investment companies) to the extent necessary to limit the direct expenses of the Portfolio to 0.45% of its average net assets on an annualized basis. The Fee Waiver and Expense Assumption Agreement does not include the indirect expenses the Portfolio bears as a shareholder of the Master Funds. At any time that the direct expenses of the Portfolio are less than 0.45% of its average net assets on an annualized basis, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the Portfolio’s direct expenses to exceed 0.45% of average net assets on an annualized basis. The International Small Company Portfolio is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of recovery. The Fee Waiver and Expense Assumption Agreement will remain in effect through February 28, 2012, and shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. For the year ended October 31, 2011, there were no fees waived subject to future recovery by the Advisor.

Fees Paid to Officers and Directors/Trustees:

     Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Fund; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Fund. For the year ended October 31, 2011, the total related amounts paid by the Fund to the CCO were $221 (in thousands). The total related amounts paid by the Portfolio are included in Other Expenses on the Statement of Operations.

D. Deferred Compensation:

     At October 31, 2011, the total liability for deferred compensation to Directors/Trustees was $120 (in thousands) and is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities.

E. Federal Income Taxes:

     The Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

     Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gains, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2011, primarily attributable to realized gains on securities considered to be “passive foreign investment companies” and the utilization of accumulated earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction for income tax purposes and distribution redesignations, were reclassified to the following accounts.

     These reclassifications had no effect on net assets or net asset value per share (amounts in thousands):

	Increase	Increase
	(Decrease)	(Decrease)
Increase	Undistributed	Accumulated
(Decrease)	Net Investment	Net Realized
Paid-In Capital	Income	Gains (Losses)
$14,910	$7,312	$(22,222)

     The tax character of dividends and distributions declared and paid during the year ended October 31, 2010 and the year ended October 31, 2011 were as follows (amounts in thousands):

	Net Investment
	Income
	and Short-Term	Long-Term
	Capital Gains	Capital Gains	Total
2010	$84,604	—	$84,604
2011	188,546	$5,851	194,397

     At October 31, 2011, the Portfolio’s net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes are due to the utilization of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

Net Investment
Income
and Short-Term	Long-Term
Capital Gains	Capital Gains	Total
$9,060	$5,851	$14,911

     At October 31, 2011, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

Undistributed			Total Net
Net Investment			Distributable
Income and	Undistributed	Capital	Earnings
Short-Term	Long-Term	Loss	(Accumulated
Capital Gains	Capital Gains	Carryforward	Losses)
$50,896	$108,303	—	$159,199

     For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. As of October 31, 2011, the Portfolio had no capital loss carryforwards to offset future realized capital gains.

     During the year ended October 31, 2011, the Portfolio utilized capital loss carryforwards to offset realized capital gains for federal income tax purposes in the amount of $75,782 (amounts in thousands).

     At October 31, 2011, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

			Net
			Unrealized
Federal	Unrealized	Unrealized	Appreciation
Tax Cost	Appreciation	(Depreciation)	(Depreciation)
$5,916,085	$1,047,515	$(1,136,036)	$(88,521)

     The difference between book basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales and on investments in passive foreign investment companies.

     Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Portfolio’s tax positions and has concluded that no provision for income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolio’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

F. Financial Instruments:

     In accordance with the Portfolio’s investment objectives and policies, the Portfolio may invest, either directly or indirectly through its investment in its corresponding Master Funds, in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

     1. Repurchase Agreements: The Portfolio may purchase certain U.S. Government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     2. Foreign Market Risks: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in U.S. companies, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of international securities held by the Master Funds may be inhibited.

G. Line of Credit:

     The Fund, together with other Dimensional-advised portfolios, has entered into a $250 million unsecured discretionary line of credit effective June 22, 2011 with its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit is scheduled to expire on June 22, 2012. There were no borrowings by the Portfolio under this line of credit during the year ended October 31, 2011.

     The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 15, 2011 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the line of credit expires on January 13, 2012. The Fund, together with other Dimensional-advised portfolios, expects to enter into a new line of credit with substantially the same terms as its existing line of credit prior to its expiration.

     For the year ended October 31, 2011, borrowings by the Portfolio under this line of credit were as follows (amounts in thousands, except percentages and days):

Weighted	Weighted	Number of	Interest	Maximum Amount
Average	Average	Days	Expense	Borrowed During
Interest Rate	Loan Balance	Outstanding*	Incurred	the Period
0.87%	$6,458	32	$5	$18,979

*	Number of Days Outstanding represents the total of single or consecutive days during the year ended October 31, 2011 that the Portfolio’s available line of credit was utilized.

     At October 31, 2011, the International Small Company Portfolio had loans outstanding in the amount of $2,643 (in thousands).

H. Indemnitees; Contractual Obligations:

     Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

     In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

I. Recently Issued Accounting Standards:

     In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures in the roll forward of activity in Level 3 fair value measurements effective for interim and annual reporting periods beginning after December 15, 2010. Management is currently evaluating the impact ASU No. 2010-06 will have on its financial statement disclosures.

     In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. Generally Accepted Accounting Principles (“GAAP”) and International Financial Reporting Standards (“IFRSs”).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRSs. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements has not been determined.

     Under the recently enacted Regulated Investment Company Modernization Act of 2010, Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

J. Other:

     At October 31, 2011, there were two shareholders that held approximate 46% of outstanding shares of the Portfolio. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

     The Portfolio is subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The Tribune Company Bankruptcy, certain creditors have filed actions against all shareholders of The Tribune Company who tendered shares when the Tribune Company went private in 2007 in a leveraged buy-out transaction, seeking the return of all proceeds received by the shareholders). Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on our financial position, our results of operations, or our cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

K. Subsequent Event Evaluations:

     Management has evaluated the impact of all subsequent events on the Portfolio and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of International Small Company Portfolio and
Board of Directors of DFA Investment Dimensions Group Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of International Small Company Portfolio (one of the portfolios constituting DFA Investment Dimensions Group Inc., hereafter referred to as the “Portfolio”) at October 31, 2011, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the transfer agent of the investee funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 22, 2011

Selected Financial Statements of The DFA Investment Trust Company

The Japanese Small Company Series

The Asia Pacific Small Company Series

The United Kingdom Small Company Series

The Continental Small Company Series

The Canadian Small Company Series

THE DFA INVESTMENT TRUST COMPANY

DISCLOSURE OF FUND EXPENSES
(Unaudited)

     The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

     The Expense Tables below illustrate your fund’s costs in two ways.

     Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return and “Expenses Paid During Period” reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

     Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

     Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

Six Months Ended October 31, 2011

EXPENSE TABLES

	Beginning	Ending		Expenses
	Account	Account	Annualized	Paid
	Value	Value	Expense	During
	05/01/11	10/31/11	Ratio*	Period*
The Japanese Small Company Series
Actual Fund Return	$1,000.00	$984.11	0.14%	$0.70
Hypothetical 5% Annual Return	$1,000.00	$1,024.50	0.14%	$0.71

The Asia Pacific Small Company Series
Actual Fund Return	$1,000.00	$834.53	0.17%	$0.79
Hypothetical 5% Annual Return	$1,000.00	$1,024.35	0.17%	$0.87

	Beginning	Ending		Expenses
	Account	Account	Annualized	Paid
	Value	Value	Expense	During
	05/01/11	10/31/11	Ratio*	Period*
The United Kingdom Small Company Series
Actual Fund Return	$1,000.00	$855.99	0.13%	$0.61
Hypothetical 5% Annual Return	$1,000.00	$1,024.55	0.13%	$0.66

The Continental Small Company Series
Actual Fund Return	$1,000.00	$741.64	0.16%	$0.70
Hypothetical 5% Annual Return	$1,000.00	$1,024.40	0.16%	$0.82

The Canadian Small Company Series
Actual Fund Return	$1,000.00	$799.14	0.15%	$0.68
Hypothetical 5% Annual Return	$1,000.00	$1,024.45	0.15%	$0.77
____________________

*	Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

DFA INVESTMENT TRUST COMPANY

DISCLOSURE OF PORTFOLIO HOLDINGS

October 31, 2011
(Unaudited)

     The SEC requires that all Funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For The DFA Investment Trust Company, this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The DFA Investment Trust Company filed its most recent Form N-Q with the SEC on September 28, 2011. It is available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

     SEC regulations permit a fund to include in its reports to shareholders a “Summary Schedule of Portfolio Holdings” in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund’s 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund’s net assets at the end of the reporting period. The amendments also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

     The fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

     The SEC requires that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

INTERNATIONAL EQUITY PORTFOLIOS

									Real Estate
	Consumer	Consumer			Health		Information		Investment	Telecommunication
	Discretionary	Staples	Energy	Financials	Care	Industrials	Technology	Materials	Trusts	Services	Utilities	Other	Total
The Japanese Small
Company Series	23.1%	10.1%	1.0%	11.4%	4.2%	27.0%	10.8%	11.8%	—	—	0.6%	—	100.0%
The Asia Pacific Small
Company Series	22.5%	3.8%	6.8%	11.0%	5.6%	22.7%	4.1%	17.2%	—	2.2%	4.1%	—	100.0%
The United Kingdom Small
Company Series	22.7%	4.1%	4.7%	13.5%	1.9%	30.7%	10.2%	7.3%	—	2.3%	2.6%	—	100.0%
The Continental Small
Company Series	13.7%	7.8%	5.5%	17.8%	8.8%	25.2%	9.7%	8.0%	—	1.3%	2.2%	—	100.0%
The Canadian Small
Company Series	10.2%	3.1%	25.6%	7.3%	2.0%	9.0%	5.6%	34.3%	—	0.3%	2.6%	—	100.0%

THE JAPANESE SMALL COMPANY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

June 30, 2012
(Unaudited)

			Percentage
	Shares	Value††	of Net Assets**
COMMON STOCKS — (90.1%)
Consumer Discretionary — (20.0%)
Aoyama Trading Co., Ltd.	261,600	$5,369,894	0.3%
* Haseko Corp.	6,824,500	5,008,347	0.3%
Nifco, Inc.	219,300	5,301,208	0.3%
Onward Holdings Co., Ltd.	585,000	4,427,499	0.3%
#* Pioneer Electronic Corp.	1,247,600	4,415,001	0.3%
Ryohin Keikaku Co., Ltd.	104,000	5,653,293	0.3%
Shimachu Co., Ltd.	205,400	4,496,548	0.3%
Toyobo Co., Ltd.	4,045,000	5,599,317	0.3%
Other Securities		330,872,424	19.6%
Total Consumer Discretionary		371,143,531	22.0%

Consumer Staples — (9.0%)
# Life Corp.	183,400	4,365,720	0.3%
Nichirei Corp.	1,248,000	6,143,484	0.4%
Sapporo Holdings, Ltd.	1,621,000	5,218,899	0.3%
Takara Holdings, Inc.	824,000	5,313,501	0.3%
Tsuruha Holdings, Inc.	73,200	4,551,618	0.3%
Other Securities		140,248,167	8.3%
Total Consumer Staples		165,841,389	9.9%

Energy — (0.9%)
Other Securities		16,259,610	1.0%

Financials — (10.0%)
Awa Bank, Ltd. (The)	672,000	4,288,006	0.2%
Daishi Bank, Ltd. (The)	1,428,000	4,295,092	0.2%
Hyakugo Bank, Ltd. (The)	1,045,609	4,368,492	0.3%
Juroku Bank, Ltd.	1,350,000	4,381,497	0.3%
Kiyo Holdings, Inc.	3,088,900	4,498,440	0.3%
Ogaki Kyoritsu Bank, Ltd. (The)	1,318,000	4,454,219	0.3%
San-in Godo Bank, Ltd. (The)	744,000	5,245,895	0.3%
* Tokyo Tatemono Co., Ltd.	1,893,000	7,143,562	0.4%
Other Securities		147,155,052	8.7%
Total Financials		185,830,255	11.0%

Health Care — (4.2%)
Kaken Pharmaceutical Co., Ltd.	364,000	5,105,936	0.3%
KYORIN Holdings, Inc.	214,000	4,513,854	0.3%
# Nihon Kohden Corp.	173,400	5,291,501	0.3%
Rohto Pharmaceutical Co., Ltd.	424,000	5,460,659	0.3%
Sawai Pharmaceutical Co., Ltd.	47,700	5,131,641	0.3%
Toho Holdings Co., Ltd.	217,800	4,420,240	0.2%
Other Securities		48,222,796	2.9%
Total Health Care		78,146,627	4.6%

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

			Percentage
	Shares	Value††	of Net Assets**
Industrials — (25.1%)
COMSYS Holdings Corp.	482,200	$5,671,514	0.3%
Duskin Co., Ltd.	223,500	4,255,053	0.2%
Fujikura, Ltd.	1,622,000	4,854,727	0.3%
Glory, Ltd.	223,900	4,670,907	0.3%
Hitachi Zosen Corp.	3,596,000	4,406,614	0.2%
#* Kawasaki Kisen Kaisha, Ltd.	3,295,000	6,545,009	0.4%
# Nippon Sheet Glass Co., Ltd.	4,253,000	4,685,799	0.3%
OKUMA Corp.	644,000	4,371,101	0.2%
OSG Corp.	329,000	4,732,852	0.3%
Sankyu, Inc.	1,251,000	4,476,844	0.3%
Sanwa Holdings Corp.	1,039,000	4,505,227	0.3%
Other Securities		410,554,080	24.4%
Total Industrials		463,729,727	27.5%

Information Technology — (9.9%)
Alps Electric Co., Ltd.	808,000	5,706,380	0.3%
Anritsu Corp.	458,000	5,191,029	0.3%
Capcom Co., Ltd.	232,200	4,859,525	0.3%
Horiba, Ltd.	170,850	6,000,225	0.4%
IT Holdings Corp.	376,801	4,511,269	0.3%
Net One Systems Co., Ltd.	398,800	5,323,581	0.3%
* Oki Electric Industry Co., Ltd.	3,167,000	5,126,627	0.3%
# Taiyo Yuden Co., Ltd.	484,700	4,766,230	0.3%
Other Securities		141,646,249	8.4%
Total Information Technology		183,131,115	10.9%

Materials — (10.4%)
Hokuetsu Kishu Paper Co., Ltd.	862,199	4,623,634	0.3%
Mitsui Mining & Smelting Co., Ltd.	2,561,000	5,618,307	0.3%
Sumitomo Osaka Cement Co., Ltd.	1,848,000	6,138,105	0.4%
Toagosei Co., Ltd.	1,096,000	4,287,839	0.3%
Other Securities		172,547,494	10.2%
Total Materials		193,215,379	11.5%

Telecommunication Services — (0.1%)
Other Securities		1,834,556	0.1%

Utilities — (0.5%)
Other Securities		8,426,040	0.5%
TOTAL COMMON STOCKS		1,667,558,229	99.0%
RIGHTS/WARRANTS — (0.0%)
Other Securities		4,653	0.0%

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

	Shares/
	Face		Percentage
	Amount	Value†	of Net Assets**
	(000)
SECURITIES LENDING COLLATERAL — (9.9%)
§@ DFA Short Term Investment Fund	183,000,000	$183,000,000	10.9%
@ Repurchase Agreement, Deutsche Bank Securities, Inc. 0.20%,
07/02/12 (Collateralized by U.S. Treasury Note 0.375%,
04/15/15, valued at $715,997) to be repurchased at $701,969	$702	701,957	0.0%
TOTAL SECURITIES LENDING COLLATERAL		183,701,957	10.9%
TOTAL INVESTMENTS — (100.0%)
(Cost $1,960,535,474)^		$1,851,264,839	109.9%
____________________

^	The cost for federal income tax purposes is $1,961,960,799.

Summary of the Series’ investments as of June 30, 2012, based on their valuation inputs, is as follows (See Security Valuation Note):

	Investment in
	Securities
	(Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	—	$371,143,531	—	$371,143,531
Consumer Staples	—	165,841,389	—	165,841,389
Energy	—	16,259,610	—	16,259,610
Financials	—	185,830,255	—	185,830,255
Health Care	—	78,146,627	—	78,146,627
Industrials	—	463,729,727	—	463,729,727
Information Technology	—	183,131,115	—	183,131,115
Materials	—	193,215,379	—	193,215,379
Telecommunication Services	—	1,834,556	—	1,834,556
Utilities	—	8,426,040	—	8,426,040
Rights/Warrants	—	4,653	—	4,653
Securities Lending Collateral	—	183,701,957	—	183,701,957
TOTAL	—	$1,851,264,839	—	$1,851,264,839

See accompanying Notes to Financial Statements.

THE ASIA PACIFIC SMALL COMPANY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

June 30, 2012
(Unaudited)

				Percentage
		Shares	Value††	of Net Assets**
COMMON STOCKS — (80.9%)
AUSTRALIA — (50.5%)
	Adelaide Brighton, Ltd.	1,932,792	$6,340,874	0.7%
	Ansell, Ltd.	503,479	6,843,446	0.8%
#	Aristocrat Leisure, Ltd.	2,580,305	7,356,251	0.8%
#*	Aurora Oil & Gas, Ltd.	1,371,383	4,426,745	0.5%
#	Ausdrill, Ltd.	1,466,628	5,198,008	0.6%
#	Australian Infrastructure Fund NL	3,606,473	8,920,693	1.0%
#	Bank of Queensland, Ltd.	896,080	6,130,458	0.7%
	Beach Energy, Ltd.	5,460,246	5,317,309	0.6%
*	BlueScope Steel, Ltd.	13,572,369	4,219,732	0.5%
	Boart Longyear, Ltd.	2,638,658	7,864,172	0.9%
	Bradken, Ltd.	1,022,589	5,493,177	0.6%
#	carsales.com, Ltd.	1,220,399	7,544,118	0.9%
#	Consolidated Media Holdings, Ltd.	1,276,820	4,427,606	0.5%
#	David Jones, Ltd.	3,152,271	8,428,915	1.0%
*	Downer EDI, Ltd.	1,857,964	6,010,251	0.7%
	DUET Group	4,637,733	8,786,715	1.0%
#	DuluxGroup, Ltd.	2,167,142	6,728,402	0.8%
#	Envestra, Ltd.	5,386,882	4,348,932	0.5%
#	Goodman Fielder, Ltd.	8,296,037	4,687,263	0.5%
	GrainCorp, Ltd.	759,612	7,436,816	0.8%
#	GUD Holdings, Ltd.	450,925	3,992,716	0.5%
#	Invocare, Ltd.	633,106	5,250,810	0.6%
	IOOF Holdings, Ltd.	1,074,600	6,727,331	0.8%
#	Iress, Ltd.	603,773	4,069,654	0.5%
#	JB Hi-Fi, Ltd.	582,072	5,317,837	0.6%
#	Medusa Mining, Ltd.	844,923	4,214,829	0.5%
#	Monadelphous Group, Ltd.	319,624	7,224,841	0.8%
#	Myer Holdings, Ltd.	3,564,925	5,930,505	0.7%
#	Navitas, Ltd.	1,189,617	5,315,591	0.6%
	Nufarm, Ltd.	817,424	4,269,280	0.5%
	OneSteel, Ltd.	6,037,433	5,444,597	0.6%
#*	Paladin Energy, Ltd.	4,096,983	5,356,785	0.6%
#	Perpetual Trustees Australia, Ltd.	226,579	5,365,355	0.6%
#*	Perseus Mining, Ltd.	1,605,654	4,119,756	0.5%
	Primary Health Care, Ltd.	1,960,174	5,965,673	0.7%
	Reece Australia, Ltd.	238,457	4,395,674	0.5%
*	Regis Resources, Ltd.	1,364,646	5,502,059	0.6%
*	Resolute Mining, Ltd.	3,133,646	4,362,754	0.5%
#	SAI Global, Ltd.	1,180,630	5,792,540	0.7%
#	Seek, Ltd.	666,916	4,369,625	0.5%
	Spark Infrastructure Group, Ltd.	5,579,889	8,748,469	1.0%
#	Super Retail Group, Ltd.	1,291,875	9,545,101	1.1%
	Transfield Services, Ltd.	2,144,148	4,018,473	0.5%
	Other Securities		290,427,868	33.2%
TOTAL AUSTRALIA			542,238,006	62.1%

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED

			Percentage
	Shares	Value††	of Net Assets**
CHINA — (0.0%)
Other Securities		$203,011	0.0%

HONG KONG — (13.7%)
# Giordano International, Ltd.	7,240,000	5,163,860	0.6%
Pacific Basin Shipping, Ltd.	9,662,000	4,143,719	0.5%
Other Securities		138,055,807	15.8%
TOTAL HONG KONG		147,363,386	16.9%

MALAYSIA — (0.0%)
Other Securities		—	0.0%

NEW ZEALAND — (5.8%)
Fisher & Paykel Healthcare Corp., Ltd.	2,987,527	4,725,691	0.6%
Port of Tauranga, Ltd.	528,322	4,696,642	0.5%
Ryman Healthcare, Ltd.	1,685,604	4,680,947	0.5%
SKYCITY Entertainment Group, Ltd.	3,227,185	8,816,071	1.0%
Other Securities		39,174,460	4.5%
TOTAL NEW ZEALAND		62,093,811	7.1%

SINGAPORE — (10.9%)
Singapore Post, Ltd.	4,928,120	4,111,891	0.5%
Other Securities		112,148,942	12.8%
TOTAL SINGAPORE		116,260,833	13.3%
TOTAL COMMON STOCKS		868,159,047	99.4%

RIGHTS/WARRANTS — (0.0%)
AUSTRALIA — (0.0%)
Other Securities		778	0.0%
HONG KONG — (0.0%)
Other Securities		645	0.0%
SINGAPORE — (0.0%)
Other Securities		16,073	0.0%
TOTAL RIGHTS/WARRANTS		17,496	0.0%

	Shares/
	Face
	Amount	Value†
	(000)
SECURITIES LENDING COLLATERAL — (19.1%)
§@ DFA Short Term Investment Fund	202,000,000	202,000,000	23.1%
@ Repurchase Agreement, Deutsche Bank Securities, Inc. 0.20%,
07/02/12 (Collateralized by U.S. Treasury Note 0.375%,
04/15/15, valued at $2,951,520) to be repurchased at $2,893,693	$2,894	2,893,645	0.3%
TOTAL SECURITIES LENDING COLLATERAL		204,893,645	23.4%
TOTAL INVESTMENTS — (100.0%)
(Cost $1,133,820,747)^		$1,073,070,188	122.8%
____________________

^	The cost for federal income tax purposes is $1,137,146,392.

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED

Summary of the Series’ investments as of June 30, 2012, based on their valuation inputs, is as follows (See Security Valuation Note):

	Investment in
	Securities
	(Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	—	$542,238,006	—	$542,238,006
China	—	203,011	—	203,011
Hong Kong	—	147,363,386	—	147,363,386
Malaysia	—	—	—	—
New Zealand	—	62,093,811	—	62,093,811
Singapore	—	116,260,833	—	116,260,833
Rights/Warrants
Australia	—	778	—	778
Hong Kong	—	645	—	645
Singapore	—	16,073	—	16,073
Securities Lending Collateral	—	204,893,645	—	204,893,645
TOTAL	—	$1,073,070,188	—	$1,073,070,188

See accompanying Notes to Financial Statements.

THE UNITED KINGDOM SMALL COMPANY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

June 30, 2012
(Unaudited)

			Percentage
	Shares	Value††	of Net Assets**
COMMON STOCKS — (98.6%)
Consumer Discretionary — (22.7%)
Aegis Group P.L.C.	3,314,004	$8,395,740	0.7%
* Barratt Developments P.L.C.	3,809,758	8,331,458	0.7%
* Berkeley Group Holdings P.L.C. (The)	517,118	11,439,733	0.9%
GKN P.L.C.	3,414,280	9,680,067	0.8%
Greene King P.L.C.	1,421,372	12,269,344	1.0%
Inchcape P.L.C.	1,915,975	9,945,561	0.8%
Informa P.L.C.	2,316,619	13,823,134	1.1%
ITV P.L.C.	8,448,636	10,166,165	0.8%
Ladbrokes P.L.C.	3,578,739	8,816,961	0.7%
Millennium & Copthorne Hotels P.L.C.	1,048,561	7,875,111	0.6%
Persimmon P.L.C.	1,203,561	11,522,723	0.9%
Rightmove P.L.C.	378,372	9,454,612	0.8%
Taylor Wimpey P.L.C.	12,301,674	9,229,431	0.8%
UBM P.L.C.	920,989	8,439,406	0.7%
William Hill P.L.C.	2,894,680	12,837,365	1.1%
Other Securities		128,147,832	10.5%
Total Consumer Discretionary		280,374,643	22.9%

Consumer Staples — (4.0%)
Tate & Lyle P.L.C.	1,074,000	10,907,436	0.9%
Other Securities		38,492,354	3.1%
Total Consumer Staples		49,399,790	4.0%

Energy — (4.5%)
John Wood Group P.L.C.	1,034,385	11,156,586	0.9%
* Premier Oil P.L.C.	1,895,355	10,070,040	0.8%
Other Securities		34,703,187	2.9%
Total Energy		55,929,813	4.6%

Financials — (13.5%)
Aberdeen Asset Management P.L.C.	2,820,342	11,487,198	0.9%
Amlin P.L.C.	1,948,076	10,814,666	0.9%
Catlin Group, Ltd.	1,386,622	9,253,488	0.7%
Hiscox, Ltd.	1,574,362	10,541,899	0.9%
IG Group Holdings P.L.C.	1,317,769	9,890,238	0.8%
London Stock Exchange Group P.L.C.	579,642	9,150,624	0.7%
Provident Financial P.L.C.	496,498	9,453,297	0.8%
Other Securities		96,330,474	7.9%
Total Financials		166,921,884	13.6%

Health Care — (2.1%)
Other Securities		26,411,015	2.1%

Industrials — (28.7%)
Ashtead Group P.L.C.	2,124,586	8,662,239	0.7%
Babcock International Group P.L.C.	1,446,405	19,372,056	1.6%
Balfour Beatty P.L.C.	2,850,059	13,326,434	1.1%

THE UNITED KINGDOM SMALL COMPANY SERIES
CONTINUED

			Percentage
	Shares	Value††	of Net Assets**
Industrials — (Continued)
BBA Aviation P.L.C.	2,792,163	$8,938,833	0.7%
Cobham P.L.C.	3,906,025	14,230,091	1.2%
Cookson Group P.L.C.	1,142,420	10,571,227	0.9%
IMI P.L.C.	1,016,818	13,283,769	1.1%
Intertek Group P.L.C.	456,070	19,107,389	1.6%
Invensys P.L.C.	2,604,574	9,077,569	0.7%
Meggitt P.L.C.	2,453,806	14,848,059	1.2%
Melrose P.L.C.	1,583,124	9,240,889	0.7%
Rentokil Initial P.L.C.	7,020,719	8,092,802	0.7%
Rotork P.L.C.	366,679	11,340,756	0.9%
Spirax-Sarco Engineering P.L.C.	320,648	9,993,035	0.8%
Travis Perkins P.L.C.	930,166	14,162,446	1.1%
Other Securities		171,316,335	14.0%
Total Industrials		355,563,929	29.0%

Information Technology — (10.1%)
Halma P.L.C.	1,549,740	10,143,634	0.8%
Logica P.L.C.	6,339,968	10,543,552	0.9%
Spectris P.L.C.	515,234	12,386,740	1.0%
* Telecity Group P.L.C.	656,917	8,279,163	0.7%
Other Securities		83,515,004	6.8%
Total Information Technology		124,868,093	10.2%

Materials — (7.7%)
Croda International P.L.C.	508,309	18,060,278	1.5%
DS Smith P.L.C.	4,475,611	10,333,305	0.8%
Mondi P.L.C.	1,236,260	10,589,027	0.9%
Other Securities		56,442,299	4.6%
Total Materials		95,424,909	7.8%

Telecommunication Services — (2.5%)
Inmarsat P.L.C.	1,600,026	12,347,740	1.0%
Other Securities		19,093,477	1.6%
Total Telecommunication Services		31,441,217	2.6%

Utilities — (2.8%)
Drax Group P.L.C.	1,492,564	13,130,114	1.1%
Pennon Group P.L.C.	1,434,955	17,176,510	1.4%
Other Securities		3,794,452	0.3%
Total Utilities		34,101,076	2.8%
TOTAL COMMON STOCKS		1,220,436,369	99.6%

PREFERRED STOCKS — (0.0%)

Consumer Staples — (0.0%)
Other Securities		9,371	0.0%
RIGHTS/WARRANTS — (0.0%)
Other Securities		—	0.0%

THE UNITED KINGDOM SMALL COMPANY SERIES
CONTINUED

	Shares/
	Face		Percentage
	Amount	Value†	of Net Assets**
	(000)
SECURITIES LENDING COLLATERAL — (1.4%)
§@ DFA Short Term Investment Fund	16,000,000	$16,000,000	1.3%
@ Repurchase Agreement, Deutsche Bank Securities, Inc. 0.20%, 07/02/12
(Collateralized by U.S. Treasury Note 0.375%, 04/15/15,
valued at $1,218,725) to be repurchased at $1,194,848	$1,195	1,194,828	0.1%
TOTAL SECURITIES LENDING COLLATERAL		17,194,828	1.4%
TOTAL INVESTMENTS — (100.0%)
(Cost $1,148,684,875)^		$1,237,640,568	101.0%
____________________

^        The cost for federal income tax purposes is $1,153,275,109.

Summary of the Series’ investments as of June 30, 2012, based on their valuation inputs, is as follows (See Security Valuation Note):

	Investment in
	Securities
	(Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	—	$280,374,643	—	$280,374,643
Consumer Staples	—	49,399,790	—	49,399,790
Energy	—	55,929,813	—	55,929,813
Financials	—	166,921,884	—	166,921,884
Health Care	—	26,411,015	—	26,411,015
Industrials	—	355,563,929	—	355,563,929
Information Technology	—	124,868,093	—	124,868,093
Materials	—	95,424,909	—	95,424,909
Telecommunication Services	—	31,441,217	—	31,441,217
Utilities	—	34,101,076	—	34,101,076
Preferred Stocks
Consumer Staples	—	9,371	—	9,371
Rights/Warrants	—	—	—	—
Securities Lending Collateral	—	17,194,828	—	17,194,828
TOTAL	—	$1,237,640,568	—	$1,237,640,568

See accompanying Notes to Financial Statements.

THE CONTINENTAL SMALL COMPANY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

June 30, 2012
(Unaudited)

			Percentage
	Shares	Value††	of Net Assets**
COMMON STOCKS — (84.5%)
AUSTRIA — (2.1%)
Other Securities		$47,339,120	2.5%

BELGIUM — (3.0%)
* Ackermans & van Haaren NV	103,313	8,121,330	0.4%
Other Securities		58,767,182	3.1%
TOTAL BELGIUM		66,888,512	3.5%

DENMARK — (3.1%)
GN Store Nord A.S.	803,034	9,707,735	0.5%
* Topdanmark A.S.	53,386	9,153,503	0.5%
Other Securities		49,783,147	2.6%
TOTAL DENMARK		68,644,385	3.6%

FINLAND — (5.7%)
Elisa Oyj	432,751	8,714,414	0.5%
# KCI Konecranes Oyj	245,559	6,455,712	0.3%
Orion Oyj Series B	368,171	6,973,410	0.4%
Outotec Oyj	163,942	7,490,657	0.4%
# Yit Oyj	434,016	7,373,352	0.4%
Other Securities		89,834,965	4.7%
TOTAL FINLAND		126,842,510	6.7%

FRANCE — (9.2%)
Gemalto NV	97,900	7,031,527	0.4%
Remy Cointreau SA	70,183	7,710,730	0.4%
Societe BIC SA	62,449	6,450,986	0.3%
Zodiac Aerospace SA	70,891	7,211,390	0.4%
Other Securities		177,735,625	9.4%
TOTAL FRANCE		206,140,258	10.9%

GERMANY — (12.3%)
* Aareal Bank AG	423,110	6,972,928	0.4%
Aurubis AG	153,470	7,411,337	0.4%
Bilfinger Berger SE	82,342	6,711,358	0.3%
# Deutsche Wohnen AG	440,215	7,402,331	0.4%
Fuchs Petrolub AG	139,299	7,135,817	0.4%
MTU Aero Engines Holding AG	110,610	8,140,862	0.4%
Rheinmetall AG	128,614	6,322,311	0.3%
# Rhoen-Klinikum AG	406,308	9,730,000	0.5%
# SGL Carbon SE	229,387	8,978,008	0.5%
Symrise AG	327,915	9,993,865	0.5%
Other Securities		197,155,730	10.4%
TOTAL GERMANY		275,954,547	14.5%

GREECE — (1.7%)
Other Securities		37,337,734	2.0%

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED

			Percentage
	Shares	Value††	of Net Assets**
IRELAND — (2.8%)
DCC P.L.C.	308,989	$7,162,498	0.4%
Dragon Oil P.L.C.	1,040,471	8,991,935	0.5%
Paddy Power P.L.C.	180,573	11,787,605	0.6%
Other Securities		34,742,015	1.8%
TOTAL IRELAND		62,684,053	3.3%

ISRAEL — (2.3%)
* Mellanox Technologies, Ltd.	93,933	6,663,381	0.4%
Other Securities		45,782,398	2.4%
TOTAL ISRAEL		52,445,779	2.8%

ITALY — (7.0%)
# Banca Popolare di Sondrio Scarl	1,122,536	6,849,023	0.4%
Prysmian SpA	653,038	9,740,747	0.5%
Other Securities		139,365,204	7.3%
TOTAL ITALY		155,954,974	8.2%

NETHERLANDS — (4.8%)
# Aalberts Industries NV	429,854	6,693,200	0.4%
# ASM International NV	205,174	7,793,598	0.4%
Nutreco NV	152,966	10,667,369	0.6%
* PostNL NV	1,559,292	6,442,139	0.3%
Royal Imtech NV	318,192	7,597,876	0.4%
* SBM Offshore NV	481,454	6,672,128	0.3%
Other Securities		61,804,335	3.3%
TOTAL NETHERLANDS		107,670,645	5.7%

NORWAY — (3.1%)
Other Securities		69,078,746	3.6%

PORTUGAL — (1.0%)
Other Securities		21,980,711	1.2%

SPAIN — (4.1%)
Viscofan SA	185,838	7,985,639	0.4%
Other Securities		83,612,858	4.4%
TOTAL SPAIN		91,598,497	4.8%

SWEDEN — (9.1%)
Castellum AB	637,325	7,707,587	0.4%
Elekta AB Series B	164,820	7,531,571	0.4%
Meda AB Series A	857,997	8,178,917	0.4%
Trelleborg AB Series B	991,867	9,151,866	0.5%
Other Securities		170,542,617	9.0%
TOTAL SWEDEN		203,112,558	10.7%

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED

			Percentage
	Shares	Value††	of Net Assets**
SWITZERLAND — (13.2%)
Aryzta AG	193,951	$9,653,847	0.5%
* Clariant AG	782,126	7,729,269	0.4%
* Dufry AG	65,162	7,898,201	0.4%
# Galenica Holding AG	18,828	11,977,457	0.6%
* GAM Holding AG	780,910	8,718,237	0.5%
Helvetia Holding AG	22,754	6,883,820	0.4%
#* Logitech International SA	676,961	7,327,024	0.4%
Lonza Group AG	154,508	6,428,328	0.3%
PSP Swiss Property AG	148,327	13,090,312	0.7%
Sulzer AG	61,232	7,259,782	0.4%
# Swiss Life Holding AG	99,751	9,401,808	0.5%
Other Securities		199,975,048	10.5%
TOTAL SWITZERLAND		296,343,133	15.6%

TOTAL COMMON STOCKS		1,890,016,162	99.6%

PREFERRED STOCKS — (0.0%)

SWEDEN — (0.0%)
Other Securities		197,013	0.0%

RIGHTS/WARRANTS — (0.0%)
AUSTRIA — (0.0%)
Other Securities		16,140	0.0%

BELGIUM — (0.0%)
Other Securities		1,532	0.0%

GERMANY — (0.0%)
Other Securities		620	0.0%

GREECE — (0.0%)
Other Securities		—	0.0%

SPAIN — (0.0%)
Other Securities		38,676	0.0%

SWEDEN — (0.0%)
Other Securities		9,513	0.0%
TOTAL RIGHTS/WARRANTS		66,481	0.0%

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED

	Shares/
	Face		Percentage
	Amount	Value†	of Net Assets**
	(000)
SECURITIES LENDING COLLATERAL — (15.5%)
§@ DFA Short Term Investment Fund	345,000,000	$345,000,000	18.2%
@ Repurchase Agreement, Deutsche Bank Securities, Inc. 0.20%, 07/02/12
(Collateralized by U.S. Treasury Note 0.375%,
04/15/15, valued at $927,979) to be repurchased at $909,798	$910	909,783	0.0%
TOTAL SECURITIES LENDING COLLATERAL		345,909,783	18.2%
TOTAL INVESTMENTS — (100.0%)
(Cost $2,507,291,580)^		$2,236,189,439	117.8%
____________________

^       The cost for federal income tax purposes is $2,508,556,038.

Summary of the Portfolio’s investments as of June 30, 2012, based on their valuation inputs, is as follows (See Security Valuation Note):

	Investment in
	Securities
	(Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Austria	—	$47,339,120	—	$47,339,120
Belgium	—	66,888,512	—	66,888,512
Denmark	—	68,644,385	—	68,644,385
Finland	—	126,842,510	—	126,842,510
France	—	206,140,258	—	206,140,258
Germany	—	275,954,547	—	275,954,547
Greece	—	37,337,734	—	37,337,734
Ireland	—	62,684,053	—	62,684,053
Israel	$1,576,728	50,869,051	—	52,445,779
Italy	—	155,954,974	—	155,954,974
Netherlands	—	107,670,645	—	107,670,645
Norway	—	69,078,746	—	69,078,746
Portugal	—	21,980,711	—	21,980,711
Spain	—	91,598,497	—	91,598,497
Sweden	—	203,112,558	—	203,112,558
Switzerland	—	296,343,133	—	296,343,133
Preferred Stocks
Sweden	—	197,013	—	197,013
Rights/Warrants
Austria	—	16,140	—	16,140
Belgium	—	1,532	—	1,532
Germany	—	620	—	620
Greece	—	—	—	—
Spain	—	38,676	—	38,676
Sweden	—	9,513	—	9,513
Securities Lending Collateral	—	345,909,783	—	345,909,783
TOTAL	$1,576,728	$2,234,612,711	—	$2,236,189,439

See accompanying Notes to Financial Statements.

THE CANADIAN SMALL COMPANY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

June 30, 2012
(Unaudited)

				Percentage
		Shares	Value††	of Net Assets**
COMMON STOCKS — (75.1%)
Consumer Discretionary — (9.4%)
	Aimia, Inc.	588,451	$7,831,756	1.2%
	Astral Media, Inc. Class A	197,447	9,471,871	1.5%
#	Cineplex, Inc.	239,659	7,207,896	1.1%
#	Corus Entertainment, Inc. Class B	304,900	6,864,068	1.0%
#*	Imax Corp.	260,537	6,261,998	1.0%
	Linamar Corp.	200,980	3,892,865	0.6%
	Quebecor, Inc. Class B	111,093	4,001,356	0.6%
#	RONA, Inc.	677,175	7,176,818	1.1%
	Other Securities		28,112,468	4.3%
Total Consumer Discretionary			80,821,096	12.4%

Consumer Staples — (2.6%)
*	Cott Corp.	473,596	3,870,267	0.6%
#	Maple Leaf Foods, Inc.	386,379	4,444,061	0.7%
#	North West Co., Inc. (The)	185,873	3,972,691	0.6%
	Other Securities		10,198,147	1.5%
Total Consumer Staples			22,485,166	3.4%

Energy — (17.1%)
*	Gran Tierra Energy, Inc.	1,048,023	5,126,367	0.8%
#	Mullen Group, Ltd.	310,128	6,643,642	1.0%
#	Parkland Fuel Corp.	264,267	3,696,260	0.6%
	Pason Systems, Inc.	259,107	3,786,968	0.6%
#*	Petrobank Energy & Resources, Ltd.	421,902	4,479,678	0.7%
#	Petrominerales, Ltd.	346,937	3,918,844	0.6%
	ShawCor, Ltd. Class A	222,500	8,053,359	1.2%
	Other Securities		110,673,552	17.0%
Total Energy			146,378,670	22.5%

Financials — (7.2%)
	AGF Management, Ltd. Class B	334,079	3,694,853	0.6%
#	Canadian Western Bank	271,572	7,047,375	1.1%
	Davis & Henderson Corp.	239,699	4,077,779	0.6%
*	FirstService Corp.	135,548	3,791,776	0.6%
	Granite Real Estate, Inc.	192,498	6,570,382	1.0%
#	Home Capital Group, Inc.	120,600	5,351,840	0.8%
#	Laurentian Bank of Canada	102,700	4,689,640	0.7%
	TMX Group, Inc.	231,476	10,549,540	1.6%
	Other Securities		15,959,637	2.5%
Total Financials			61,732,822	9.5%

Health Care — (1.9%)
#	Nordion, Inc.	464,108	4,348,876	0.7%
	Other Securities		12,053,814	1.8%
Total Health Care			16,402,690	2.5%

THE CANADIAN SMALL COMPANY SERIES
CONTINUED

				Percentage
		Shares	Value††	of Net Assets**
Industrials — (9.2%)
#	Ritchie Brothers Auctioneers, Inc.	244,637	$5,243,080	0.8%
#	Russel Metals, Inc.	246,300	6,074,642	0.9%
#	Stantec, Inc.	182,098	5,186,958	0.8%
#	Toromont Industries, Ltd.	311,167	6,708,688	1.0%
	TransForce, Inc.	314,697	5,155,826	0.8%
#*	Westport Innovations, Inc.	189,501	6,959,476	1.1%
	Other Securities		43,496,595	6.7%
Total Industrials			78,825,265	12.1%

Information Technology — (4.2%)
*	Celestica, Inc.	854,007	6,207,300	1.0%
	MacDonald Dettweiler & Associates, Ltd.	128,853	7,396,296	1.1%
	Other Securities		22,382,894	3.4%
Total Information Technology			35,986,490	5.5%

Materials — (19.9%)
#	Alamos Gold, Inc.	423,220	6,609,565	1.0%
#*	AuRico Gold, Inc.	892,052	7,167,258	1.1%
#*	B2Gold Corp.	1,401,050	4,210,994	0.6%
#*	Canfor Corp.	411,155	4,902,683	0.8%
	CCL Industries, Inc. Class B	107,312	3,936,846	0.6%
*	First Majestic Silver Corp.	427,183	6,167,950	0.9%
	HudBay Minerals, Inc.	710,674	5,479,610	0.8%
	Major Drilling Group International, Inc.	322,900	3,732,966	0.6%
#*	NovaGold Resources, Inc.	845,155	4,432,892	0.7%
	SEMAFO, Inc.	956,185	4,385,997	0.7%
	Sherritt International Corp.	1,571,926	7,565,502	1.2%
#	West Fraser Timber Co., Ltd.	137,669	6,944,976	1.1%
	Other Securities		104,960,950	16.1%
Total Materials			170,498,189	26.2%

Telecommunication Services — (0.4%)
	Other Securities		3,167,269	0.5%

Utilities — (3.2%)
	Capital Power Corp.	242,649	5,667,609	0.9%
#	Just Energy Group, Inc.	583,478	6,407,312	1.0%
#	Northland Power, Inc.	301,485	5,282,872	0.8%
	Other Securities		10,449,845	1.6%
Total Utilities			27,807,638	4.3%
TOTAL COMMON STOCKS			644,105,295	98.9%
RIGHTS/WARRANTS — (0.0%)
	Other Securities		10,707	0.0%

THE CANADIAN SMALL COMPANY SERIES
CONTINUED

	Shares/
	Face		Percentage
	Amount	Value†	of Net Assets**
	(000)
SECURITIES LENDING COLLATERAL — (24.9%)
§@ DFA Short Term Investment Fund	213,000,000	$213,000,000	32.7%
@ Repurchase Agreement, Deutsche Bank Securities, Inc. 0.20%,
07/02/12 (Collateralized by U.S. Treasury Note 0.375%,
04/15/15, valued at $192,566) to be repurchased at $188,793	$189	188,790	0.0%
TOTAL SECURITIES LENDING COLLATERAL		213,188,790	32.7%
TOTAL INVESTMENTS — (100.0%)
(Cost $1,005,529,332)^		$857,304,792	131.6%
____________________

^       The cost for federal income tax purposes is $1,005,530,028.

Summary of the Series’ investments as of June 30, 2012, based on their valuation inputs, is as follows (See Security Valuation Note):

	Investment in
	Securities
	(Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$80,821,096	—	—	$80,821,096
Consumer Staples	22,485,166	—	—	22,485,166
Energy	146,378,670	—	—	146,378,670
Financials	61,732,822	—	—	61,732,822
Health Care	16,402,690	—	—	16,402,690
Industrials	78,825,265	—	—	78,825,265
Information Technology	35,986,490	—	—	35,986,490
Materials	170,497,490	$699	—	170,498,189
Telecommunication Services	3,167,269	—	—	3,167,269
Utilities	27,807,638	—	—	27,807,638
Rights/Warrants	—	10,707	—	10,707
Securities Lending Collateral	—	213,188,790	—	213,188,790
TOTAL	$644,104,596	$213,200,196	—	$857,304,792

See accompanying Notes to Financial Statements.

THE JAPANESE SMALL COMPANY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2011

			Percentage
	Shares	Value††	of Net Assets**
COMMON STOCKS — (89.2%)
Consumer Discretionary — (20.6%)
Aoyama Trading Co., Ltd.	250,500	$3,957,036	0.3%
Autobacs Seven Co., Ltd.	97,200	4,450,886	0.3%
* Haseko Corp.	5,986,000	3,763,301	0.2%
Komeri Co., Ltd.	121,500	3,827,963	0.3%
# Nifco, Inc.	191,700	4,999,788	0.3%
#* Pioneer Electronic Corp.	981,300	3,934,768	0.3%
Ryohin Keikaku Co., Ltd.	94,300	4,475,211	0.3%
Shimachu Co., Ltd.	187,000	4,033,239	0.3%
SKY Perfect JSAT Holdings, Inc.	7,630	3,708,231	0.2%
Sumitomo Forestry Co., Ltd.	436,666	3,778,511	0.3%
Toyobo Co., Ltd.	3,218,000	4,570,007	0.3%
# Zensho Co., Ltd.	298,400	3,723,858	0.2%
Other Securities		293,744,594	19.5%
Total Consumer Discretionary		342,967,393	22.8%

Consumer Staples — (9.0%)
Fuji Oil Co., Ltd.	258,900	3,674,846	0.2%
# Megmilk Snow Brand Co., Ltd.	194,300	3,735,258	0.3%
Nichirei Corp.	1,019,000	4,522,962	0.3%
Takara Holdings, Inc.	714,000	4,219,127	0.3%
Other Securities		134,068,275	8.9%
Total Consumer Staples		150,220,468	10.0%

Energy — (0.9%)
Other Securities		15,515,236	1.0%

Financials — (10.1%)
Bank of Okinawa, Ltd. (The)	92,500	3,692,807	0.2%
Century Tokyo Leasing Corp.	223,890	4,476,323	0.3%
Daishi Bank, Ltd. (The)	1,398,000	4,448,525	0.3%
Hyakugo Bank, Ltd. (The)	1,045,609	4,066,286	0.3%
Hyakujishi Bank, Ltd. (The)	1,022,000	3,913,596	0.2%
Juroku Bank, Ltd.	1,331,000	3,980,608	0.3%
Kiyo Holdings, Inc.	2,635,900	3,720,995	0.2%
Musashino Bank, Ltd.	130,300	4,143,571	0.3%
Ogaki Kyoritsu Bank, Ltd. (The)	1,315,000	4,076,621	0.3%
San-in Godo Bank, Ltd. (The)	592,000	4,303,496	0.3%
Tokyo Tatemono Co., Ltd.	1,552,000	4,870,859	0.3%
Other Securities		123,207,469	8.2%
Total Financials		168,901,156	11.2%

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

			Percentage
	Shares	Value††	of Net Assets**
Health Care — (3.8%)
Kaken Pharmaceutical Co., Ltd.	353,000	$4,430,753	0.3%
KYORIN Holdings, Inc.	205,000	3,772,136	0.3%
# Nihon Kohden Corp.	159,200	3,716,689	0.2%
Rohto Pharmaceutical Co., Ltd.	360,000	4,147,178	0.3%
# Sawai Pharmaceutical Co., Ltd.	50,500	4,723,834	0.3%
Other Securities		42,255,491	2.8%
Total Health Care		63,046,081	4.2%

Industrials — (24.1%)
Duskin Co., Ltd.	212,500	4,129,397	0.3%
Hitachi Zosen Corp.	2,951,000	3,989,842	0.3%
# Miura Co., Ltd.	137,600	3,691,708	0.2%
Nachi-Fujikoshi Corp.	663,000	3,674,507	0.2%
OKUMA Corp.	517,000	3,805,376	0.3%
OSG Corp.	289,400	3,708,430	0.2%
Sankyu, Inc.	969,000	3,836,727	0.3%
Other Securities		374,966,815	24.9%
Total Industrials		401,802,802	26.7%

Information Technology — (9.6%)
# Anritsu Corp.	458,000	5,178,398	0.4%
Capcom Co., Ltd.	205,600	5,378,552	0.4%
Horiba, Ltd.	160,950	5,105,623	0.3%
IT Holdings Corp.	357,401	3,671,509	0.3%
Net One Systems Co., Ltd.	1,984	5,160,385	0.3%
Other Securities		135,587,936	9.0%
Total Information Technology		160,082,403	10.7%

Materials — (10.6%)
FP Corp.	61,200	3,896,208	0.3%
# Hokuetsu Kishu Paper Co., Ltd.	862,199	5,674,954	0.4%
# Sumitomo Osaka Cement Co., Ltd.	1,640,000	4,968,204	0.3%
Taiheiyo Cement Corp.	2,664,000	5,175,243	0.3%
Toagosei Co., Ltd.	1,096,000	4,895,489	0.3%
Tokai Carbon Co., Ltd.	825,000	4,092,463	0.3%
Other Securities		147,158,740	9.8%
Total Materials		175,861,301	11.7%

Utilities — (0.5%)
Other Securities		8,117,479	0.6%
TOTAL COMMON STOCKS		1,486,514,319	98.9%
RIGHTS/WARRANTS — (0.0%)
Other Securities		—	0.0%

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

	Shares/
	Face		Percentage
	Amount	Value†	of Net Assets**
	(000)
SECURITIES LENDING COLLATERAL — (10.8%)
§@ DFA Short Term Investment Fund	179,334,778	$179,334,778	12.0%
@ Repurchase Agreement, Deutsche Bank Securities, Inc. 0.11%,
11/01/11 (Collateralized by FNMA 3.500%,
11/01/31, valued at $383,050) to be repurchased at $375,540	$376	375,539	0.0%
TOTAL SECURITIES LENDING COLLATERAL		179,710,317	12.0%
TOTAL INVESTMENTS — (100.0%)
(Cost $1,814,743,819)		$1,666,224,636	110.9%

Summary of inputs used to value the Series’ investments as of October 31, 2011 is as follows (See Security Valuation Note):

	Valuation Inputs
	Investment in
	Securities
	(Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$1,942,492	$341,024,901	—	$342,967,393
Consumer Staples	323,805	149,896,663	—	150,220,468
Energy	—	15,515,236	—	15,515,236
Financials	—	168,901,156	—	168,901,156
Health Care	—	63,046,081	—	63,046,081
Industrials	134,689	401,668,113	—	401,802,802
Information Technology	—	160,082,403	—	160,082,403
Materials	—	175,861,301	—	175,861,301
Utilities	—	8,117,479	—	8,117,479
Rights/Warrants	—	—	—	—
Securities Lending Collateral	—	179,710,317	—	179,710,317
TOTAL	$2,400,986	$1,663,823,650	—	$1,666,224,636

See accompanying Notes to Financial Statements.

THE ASIA PACIFIC SMALL COMPANY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2011

				Percentage
		Shares	Value††	of Net Assets**
COMMON STOCKS — (82.0%)
AUSTRALIA — (51.7%)
	Adelaide Brighton, Ltd.	1,927,272	$5,766,974	0.6%
	Ansell, Ltd.	503,479	7,363,989	0.8%
#	APA Group, Ltd.	1,403,768	6,401,846	0.7%
#	Aristocrat Leisure, Ltd.	1,611,890	3,816,054	0.4%
#	Australian Infrastructure Fund NL	3,159,690	6,272,817	0.7%
	Beach Energy, Ltd.	4,828,492	5,934,225	0.7%
	Boart Longyear Group	1,792,094	6,100,440	0.7%
	Bradken, Ltd.	708,039	5,710,618	0.6%
	Campbell Brothers, Ltd.	261,443	12,585,834	1.4%
#	carsales.com, Ltd.	809,574	4,185,086	0.5%
	Challenger, Ltd.	1,063,324	5,069,014	0.6%
	CSR, Ltd.	2,025,158	5,158,339	0.6%
#	David Jones, Ltd.	1,783,074	6,294,519	0.7%
#*	Downer EDI, Ltd.	1,591,674	5,054,618	0.6%
	DUET Group, Ltd.	4,437,176	7,732,961	0.9%
#	Flight Centre, Ltd.	192,954	4,006,413	0.4%
#	Goodman Fielder, Ltd.	8,233,537	4,788,349	0.5%
	GrainCorp, Ltd.	693,457	5,712,269	0.6%
	Iluka Resources, Ltd.	573,137	9,528,200	1.0%
#	Independence Group NL	892,724	4,935,443	0.5%
#	Invocare, Ltd.	572,622	4,172,041	0.5%
#	IOOF Holdings, Ltd.	989,055	6,550,695	0.7%
#	JB Hi-Fi, Ltd.	407,557	6,726,320	0.7%
#	Kingsgate Consolidated, Ltd.	560,879	4,421,985	0.5%
#	Medusa Mining, Ltd.	579,085	4,070,719	0.4%
	Mineral Resources, Ltd.	419,678	4,920,651	0.5%
#	Monadelphous Group, Ltd.	318,887	6,064,967	0.7%
#	Mount Gibson Iron, Ltd.	2,962,399	4,738,207	0.5%
#	Myer Holdings, Ltd.	2,456,107	6,703,584	0.7%
#	Navitas, Ltd.	1,157,537	5,013,315	0.6%
*	PanAust, Ltd.	1,780,618	6,016,882	0.7%
#	Perpetual Trustees Australia, Ltd.	167,142	3,950,909	0.4%
#*	Perseus Mining, Ltd.	1,605,654	5,309,539	0.6%
#	Primary Health Care, Ltd.	1,866,288	6,495,676	0.7%
	Reece Australia, Ltd.	238,457	4,689,436	0.5%
#	SAI Global, Ltd.	1,064,331	5,301,870	0.6%
#	Seek, Ltd.	666,916	4,323,680	0.5%
	Seven Group Holdings, Ltd.	641,345	5,152,442	0.6%
#	Seven West Media, Ltd.	1,335,509	5,003,193	0.6%
	Spark Infrastructure Group, Ltd.	4,783,165	6,094,155	0.7%
#*	Sundance Resources, Ltd.	8,756,539	3,955,560	0.4%
#	Super Retail Group, Ltd.	909,056	5,150,189	0.6%
#	Transfield Services, Ltd.	1,784,320	4,258,408	0.5%
	UGL, Ltd.	332,576	4,601,399	0.5%
	Other Securities		315,932,663	34.8%
TOTAL AUSTRALIA			562,036,493	62.0%

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED

			Percentage
	Shares	Value††	of Net Assets**
HONG KONG — (15.4%)
Giordano International, Ltd.	7,162,000	$5,374,945	0.6%
Other Securities		162,745,971	17.9%
TOTAL HONG KONG		168,120,916	18.5%

MALAYSIA — (0.0%)
Other Securities		4,205	0.0%

NEW ZEALAND — (5.5%)
Fisher & Paykel Healthcare Corp., Ltd.	2,659,497	4,946,589	0.5%
Port of Tauranga, Ltd.	528,322	4,135,066	0.5%
Sky City Entertainment Group, Ltd.	2,938,887	8,361,441	0.9%
Sky Network Television, Ltd.	940,466	4,163,442	0.5%
Other Securities		38,013,153	4.2%
TOTAL NEW ZEALAND		59,619,691	6.6%

SINGAPORE — (9.4%)
* Biosensors International Group, Ltd.	3,419,237	3,811,638	0.4%
Other Securities		98,349,063	10.9%
TOTAL SINGAPORE		102,160,701	11.3%
TOTAL COMMON STOCKS		891,942,006	98.4%

RIGHTS/WARRANTS — (0.0%)

AUSTRALIA — (0.0%)
Other Securities		3,864	0.0%

HONG KONG — (0.0%)
Other Securities		40,990	0.0%

SINGAPORE — (0.0%)
Other Securities		79,161	0.0%
TOTAL RIGHTS/WARRANTS		124,015	0.0%

	Shares/
	Face
	Amount	Value†
	(000)
SECURITIES LENDING COLLATERAL — (18.0%)
§@ DFA Short Term Investment Fund	194,946,384	194,946,384	21.5%
@ Repurchase Agreement, Deutsche Bank Securities, Inc. 0.11%, 11/01/11
(Collateralized by FNMA 3.500%, 11/01/31,
valued at $507,060) to be repurchased at $497,120	$497	497,118	0.0%
TOTAL SECURITIES LENDING COLLATERAL		195,443,502	21.5%
TOTAL INVESTMENTS — (100.0%)
(Cost $1,048,582,657)		$1,087,509,523	119.9%

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED

Summary of inputs used to value the Series’ investments as of October 31, 2011 is as follows (See Security Valuation Note):

	Valuation Inputs
	Investment in
	Securities
	(Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$9,745,378	$552,291,115	—	$562,036,493
Hong Kong	431,272	167,689,644	—	168,120,916
Malaysia	—	4,205	—	4,205
New Zealand	84,538	59,535,153	—	59,619,691
Singapore	184,430	101,976,271	—	102,160,701
Rights/Warrants
Australia	22	3,842	—	3,864
Hong Kong	40,990	—	—	40,990
Singapore	62,935	16,226	—	79,161
Securities Lending Collateral	—	195,443,502	—	195,443,502
TOTAL	$10,549,565	$1,076,959,958	—	$1,087,509,523

See accompanying Notes to Financial Statements.

THE UNITED KINGDOM SMALL COMPANY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2011

			Percentage
	Shares	Value††	of Net Assets**
COMMON STOCKS — (99.5%)
Consumer Discretionary — (22.6%)
* Berkeley Group Holdings P.L.C. (The)	511,780	$10,262,607	0.9%
GKN P.L.C.	3,414,280	10,379,451	0.9%
Greene King P.L.C.	1,421,372	10,248,985	0.9%
Inchcape P.L.C.	1,915,975	10,215,753	0.9%
Informa P.L.C.	2,227,041	12,932,542	1.1%
* ITV P.L.C.	8,448,636	8,656,619	0.8%
Ladbrokes P.L.C.	3,578,739	7,926,071	0.7%
Millennium & Copthorne Hotels P.L.C.	1,048,561	7,496,839	0.7%
Persimmon P.L.C.	1,135,393	9,054,346	0.8%
Rightmove P.L.C.	378,372	7,916,679	0.7%
UBM P.L.C.	917,439	7,467,863	0.6%
William Hill P.L.C.	2,873,883	9,975,029	0.9%
Other Securities		142,912,801	12.6%
Total Consumer Discretionary		255,445,585	22.5%

Consumer Staples — (4.1%)
PZ Cussons P.L.C.	1,287,639	7,603,992	0.7%
Tate & Lyle P.L.C.	1,074,000	11,236,585	1.0%
Other Securities		27,383,039	2.4%
Total Consumer Staples		46,223,616	4.1%

Energy — (4.7%)
John Wood Group P.L.C.	1,034,385	10,241,235	0.9%
* Premier Oil P.L.C.	1,778,192	10,468,183	0.9%
Other Securities		32,447,704	2.9%
Total Energy		53,157,122	4.7%

Financials — (13.4%)
Aberdeen Asset Management P.L.C.	2,820,342	8,684,151	0.8%
Amlin P.L.C.	1,905,352	8,788,141	0.8%
Catlin Group, Ltd.	1,357,851	8,637,469	0.8%
Henderson Group P.L.C.	3,838,880	7,392,054	0.7%
Hiscox, Ltd.	1,562,751	9,550,834	0.8%
IG Group Holdings P.L.C.	1,317,769	9,826,558	0.9%
Jardine Lloyd Thompson Group P.L.C.	638,821	7,365,218	0.6%
London Stock Exchange Group P.L.C.	579,642	8,368,165	0.7%
Provident Financial P.L.C.	541,018	9,615,833	0.8%
Other Securities		73,851,452	6.5%
Total Financials		152,079,875	13.4%

Health Care — (1.9%)
Other Securities		21,928,906	1.9%

THE UNITED KINGDOM SMALL COMPANY SERIES
CONTINUED

			Percentage
	Shares	Value††	of Net Assets**
Industrials — (30.5%)
Babcock International Group P.L.C.	1,446,405	$16,346,634	1.4%
Balfour Beatty P.L.C.	2,828,972	11,412,635	1.0%
BBA Aviation P.L.C.	2,792,163	7,949,170	0.7%
Carillion P.L.C.	1,773,138	9,848,482	0.9%
Charter International P.L.C.	664,438	9,570,201	0.8%
Cookson Group P.L.C.	1,135,834	8,730,616	0.8%
Firstgroup P.L.C.	1,763,210	9,443,194	0.8%
IMI P.L.C.	1,053,765	13,887,888	1.2%
Intertek Group P.L.C.	506,207	16,690,015	1.5%
Invensys P.L.C.	2,110,010	7,633,539	0.7%
Meggitt P.L.C.	2,465,596	15,216,658	1.3%
Melrose P.L.C.	1,583,124	8,361,271	0.7%
Michael Page International P.L.C.	1,310,832	8,438,432	0.8%
* Rentokil Initial P.L.C.	6,753,492	7,788,542	0.7%
Rotork P.L.C.	366,679	9,890,187	0.9%
Spirax-Sarco Engineering P.L.C.	319,520	9,815,375	0.9%
Travis Perkins P.L.C.	922,110	13,042,544	1.2%
Other Securities		161,405,297	14.2%
Total Industrials		345,470,680	30.5%

Information Technology — (10.1%)
Halma P.L.C.	1,541,075	8,281,224	0.7%
Logica P.L.C.	6,339,968	9,513,413	0.8%
* Misys P.L.C.	1,604,251	7,512,729	0.7%
Spectris P.L.C.	515,234	10,526,946	0.9%
Other Securities		78,876,227	7.0%
Total Information Technology		114,710,539	10.1%

Materials — (7.3%)
Croda International P.L.C.	520,183	14,624,049	1.3%
Mondi P.L.C.	1,078,021	8,199,053	0.7%
Other Securities		59,734,196	5.3%
Total Materials		82,557,298	7.3%

Telecommunication Services — (2.3%)
Other Securities		25,819,992	2.3%

Utilities — (2.6%)
Drax Group P.L.C.	1,479,700	12,880,863	1.2%
Pennon Group P.L.C.	1,445,401	16,146,166	1.4%
Other Securities		240,136	0.0%
Total Utilities		29,267,165	2.6%
TOTAL COMMON STOCKS		1,126,660,778	99.4%

PREFERRED STOCKS — (0.0%)
Consumer Staples — (0.0%)
Other Securities		9,625	0.0%
RIGHTS/WARRANTS — (0.0%)
Other Securities		9,536	0.0%

THE UNITED KINGDOM SMALL COMPANY SERIES
CONTINUED

	Shares/
	Face		Percentage
	Amount	Value†	of Net Assets**
	(000)
SECURITIES LENDING COLLATERAL — (0.5%)
§@ DFA Short Term Investment Fund	3,124,051	$3,124,051	0.3%
@ Repurchase Agreement, Deutsche Bank Securities, Inc. 0.11%, 11/01/11
(Collateralized by FNMA 3.500%, 11/01/31,
valued at $2,571,372) to be repurchased at $2,520,961	$2,521	2,520,953	0.2%
TOTAL SECURITIES LENDING COLLATERAL		5,645,004	0.5%
TOTAL INVESTMENTS — (100.0%)
(Cost $1,103,961,462)		$1,132,324,943	99.9%

Summary of inputs used to value the Series’ investments as of October 31, 2011 is as follows (See Security Valuation Note):

	Valuation Inputs
	Investment in
	Securities
	(Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$2,307,852	$253,137,733	—	$255,445,585
Consumer Staples	291,174	45,932,442	—	46,223,616
Energy	—	53,157,122	—	53,157,122
Financials	3,845	152,076,030	—	152,079,875
Health Care	—	21,928,906	—	21,928,906
Industrials	—	345,470,680	—	345,470,680
Information Technology	—	114,710,539	—	114,710,539
Materials	—	82,557,298	—	82,557,298
Telecommunication Services	—	25,819,992	—	25,819,992
Utilities	—	29,267,165	—	29,267,165
Preferred Stocks
Consumer Staples	—	9,625	—	9,625
Rights/Warrants	—	9,536	—	9,536
Securities Lending Collateral	—	5,645,004	—	5,645,004
TOTAL	$2,602,871	$1,129,722,072	—	$1,132,324,943

See accompanying Notes to Financial Statements.

THE CONTINENTAL SMALL COMPANY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2011

			Percentage
	Shares	Value††	of Net Assets**
COMMON STOCKS — (86.7%)
AUSTRIA — (2.1%)
Other Securities		$49,235,911	2.5%

BELGIUM — (2.9%)
Ackermans & van Haaren NV	87,214	7,026,076	0.4%
* D’ieteren SA	129,060	7,344,614	0.4%
Other Securities		52,870,924	2.6%
TOTAL BELGIUM		67,241,614	3.4%

DENMARK — (2.6%)
* Topdanmark A.S.	53,386	8,789,962	0.5%
Other Securities		50,816,373	2.5%
TOTAL DENMARK		59,606,335	3.0%

FINLAND — (5.8%)
# Elisa Oyj	494,801	10,431,808	0.5%
Orion Oyj Series B	337,043	7,013,846	0.4%
Other Securities		115,966,780	5.8%
TOTAL FINLAND		133,412,434	6.7%

FRANCE — (10.1%)
* Arkema SA	139,427	9,475,335	0.5%
# Neopost SA	91,985	6,996,144	0.4%
# Nexans SA	131,823	8,292,007	0.4%
Remy Cointreau SA	82,777	6,781,256	0.3%
Valeo SA	229,231	11,506,324	0.6%
Zodiac Aerospace SA	89,170	6,991,700	0.3%
Other Securities		183,063,235	9.1%
TOTAL FRANCE		233,106,001	11.6%

GERMANY — (12.8%)
* Aareal Bank AG	423,110	8,478,484	0.4%
Aurubis AG	152,783	8,620,221	0.4%
Bilfinger Berger SE	162,980	14,547,368	0.7%
MTU Aero Engines Holding AG	176,697	11,832,506	0.6%
Rheinmetall AG	126,352	6,700,932	0.4%
Rhoen-Klinikum AG	406,308	8,107,235	0.4%
#* SGL Carbon SE	229,387	14,257,094	0.7%
Software AG	192,899	7,988,782	0.4%
Symrise AG	330,233	8,548,072	0.4%
Other Securities		204,125,996	10.2%
TOTAL GERMANY		293,206,690	14.6%

GREECE — (1.9%)
Other Securities		43,085,344	2.2%

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED

			Percentage
	Shares	Value††	of Net Assets**
IRELAND — (2.9%)
DCC P.L.C.	308,989	$8,564,908	0.4%
Dragon Oil P.L.C.	1,339,680	12,083,896	0.6%
Paddy Power P.L.C.	180,573	9,997,277	0.5%
Other Securities		35,360,315	1.8%
TOTAL IRELAND		66,006,396	3.3%

ISRAEL — (2.4%)
Other Securities		53,990,503	2.7%

ITALY — (7.1%)
# Banca Popolare di Sondrio Scarl	922,722	7,039,189	0.4%
Davide Campari - Milano SpA	990,609	7,652,926	0.4%
Prysmian SpA	653,038	9,872,100	0.5%
Other Securities		139,095,655	6.9%
TOTAL ITALY		163,659,870	8.2%

NETHERLANDS — (4.6%)
Aalberts Industries NV	384,012	6,753,750	0.3%
# Imtech NV	272,621	8,053,728	0.4%
Nutreco NV	145,366	9,658,003	0.5%
SBM Offshore NV	563,703	12,385,902	0.6%
Other Securities		69,399,633	3.5%
TOTAL NETHERLANDS		106,251,016	5.3%

NORWAY — (2.8%)
Other Securities		64,920,076	3.2%

PORTUGAL — (0.9%)
Other Securities		20,190,809	1.0%

SPAIN — (5.4%)
# Bolsas y Mercados Espanoles SA	236,082	6,761,301	0.3%
Ebro Foods SA	340,839	6,906,928	0.4%
#* Grifols SA	457,616	8,508,217	0.4%
Viscofan SA	183,430	7,043,085	0.4%
Other Securities		94,355,215	4.7%
TOTAL SPAIN		123,574,746	6.2%

SWEDEN — (8.3%)
* Castellum AB	548,218	7,421,699	0.4%
Elekta AB Series B	255,842	10,216,832	0.5%
* Lundin Petroleum AB	439,229	10,719,305	0.5%
* Meda AB Series A	750,311	7,635,753	0.4%
Trelleborg AB Series B	928,357	7,858,668	0.4%
Other Securities		146,210,677	7.3%
TOTAL SWEDEN		190,062,934	9.5%

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED

			Percentage
	Shares	Value††	of Net Assets**
SWITZERLAND — (14.1%)
*Aryzta AG	289,931	$13,979,948	0.7%
Bank Sarasin & Cie AG Series B	182,505	6,937,974	0.3%
*Clariant AG	699,758	7,577,735	0.4%
*Dufry AG	65,162	6,975,452	0.3%
#Galenica Holding AG	18,828	10,906,687	0.5%
GAM Holding AG	780,910	9,336,078	0.5%
Helvetia Holding AG	22,754	8,313,855	0.4%
Lonza Group AG	140,493	9,345,357	0.5%
*PSP Swiss Property AG	148,327	13,494,819	0.7%
*Sulzer AG	64,067	7,466,988	0.4%
Swiss Life Holding AG	93,938	11,537,216	0.6%
Other Securities		219,321,241	10.9%
TOTAL SWITZERLAND		325,193,350	16.2%
TOTAL COMMON STOCKS		1,992,744,029	99.6%

RIGHTS/WARRANTS — (0.1%)
BELGIUM — (0.0%)
Other Securities		1,402	0.0%

ITALY — (0.1%)
Other Securities		1,667,926	0.1%

NORWAY — (0.0%)
Other Securities		—	0.0%
TOTAL RIGHTS/WARRANTS		1,669,328	0.1%

	Shares/
	Face
	Amount	Value†
	(000)
SECURITIES LENDING COLLATERAL — (13.2%)
§@DFA Short Term Investment Fund	303,408,660	303,408,660	15.1%
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.11%, 11/01/11
(Collateralized by FNMA 3.500%, 11/01/31,
valued at $1,237,089) to be repurchased at $1,212,836	$1,213	1,212,832	0.1%
TOTAL SECURITIES LENDING COLLATERAL		304,621,492	15.2%
TOTAL INVESTMENTS — (100.0%)
(Cost $2,351,668,120)		$2,299,034,849	114.9%

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED

Summary of inputs used to value the Series’ investments as of October 31, 2011 is as follows (See Security Valuation Note):

	Valuation Inputs
	Investment in
	Securities
	(Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Austria	$391,925	$48,843,986	—	$49,235,911
Belgium	518,454	66,723,160	—	67,241,614
Denmark	263,563	59,342,772	—	59,606,335
Finland	—	133,412,434	—	133,412,434
France	592,920	232,513,081	—	233,106,001
Germany	2,803,490	290,403,200	—	293,206,690
Greece	140,819	42,944,525	—	43,085,344
Ireland	38,612	65,967,784	—	66,006,396
Israel	2,399,465	51,591,038	—	53,990,503
Italy	—	163,659,870	—	163,659,870
Netherlands	309,421	105,941,595	—	106,251,016
Norway	901,048	64,019,028	—	64,920,076
Portugal	492,951	19,697,858	—	20,190,809
Spain	181,193	123,393,553	—	123,574,746
Sweden	2,260,761	187,802,173	—	190,062,934
Switzerland	339,294	324,854,056	—	325,193,350
Rights/Warrants
Belgium	355	1,047	—	1,402
Italy	1,667,926	—	—	1,667,926
Norway	—	—	—	—
Securities Lending Collateral	—	304,621,492	—	304,621,492
TOTAL	$13,302,197	$2,285,732,652	—	$2,299,034,849

See accompanying Notes to Financial Statements.

THE CANADIAN SMALL COMPANY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2011

			Percentage
	Shares	Value††	of Net Assets**
COMMON STOCKS — (77.5%)
Consumer Discretionary — (7.9%)
Astral Media, Inc. Class A	195,947	$6,727,170	0.9%
#Cineplex, Inc.	191,278	5,079,637	0.7%
#Corus Entertainment, Inc. Class B	295,300	5,655,658	0.8%
#Dollarama, Inc.	197,346	7,428,565	1.0%
Groupe Aeroplan, Inc.	696,151	8,017,872	1.1%
RONA, Inc.	677,175	6,522,077	0.9%
Other Securities		34,910,751	4.7%
Total Consumer Discretionary		74,341,730	10.1%

Consumer Staples — (2.4%)
Jean Coutu Group PJC, Inc. Class A (The)	400,161	5,118,688	0.7%
Other Securities		17,452,446	2.4%
Total Consumer Staples		22,571,134	3.1%

Energy — (19.8%)
*Advantage Oil & Gas, Ltd.	1,098,231	5,828,585	0.8%
#AltaGas, Ltd.	276,864	8,169,120	1.1%
#*Bankers Petroleum, Ltd.	810,182	4,307,965	0.6%
#*Birchcliff Energy, Ltd.	355,600	5,394,203	0.7%
*BlackPearl Resources, Inc.	954,830	4,550,231	0.6%
*Celtic Exploration, Ltd.	269,000	6,663,266	0.9%
#Daylight Energy, Ltd.	739,288	7,305,730	1.0%
*Gran Tierra Energy, Inc.	969,291	5,941,678	0.8%
#Keyera Corp.	92,651	4,226,577	0.6%
#Mullen Group, Ltd.	274,057	5,507,260	0.7%
#NAL Energy Corp.	517,913	4,588,083	0.6%
*Paramount Resources, Ltd. Class A	136,127	4,953,425	0.7%
ShawCor, Ltd. Class A	222,500	5,323,928	0.7%
#Trilogy Energy Corp.	191,610	6,528,293	0.9%
Other Securities		108,079,045	14.7%
Total Energy		187,367,389	25.4%

Financials — (5.6%)
#AGF Management, Ltd. Class B	330,879	5,304,687	0.7%
Canadian Western Bank	255,372	7,301,833	1.0%
Home Capital Group, Inc.	120,600	5,454,375	0.7%
Laurentian Bank of Canada	92,400	4,262,405	0.6%
TMX Group, Inc.	231,476	10,171,707	1.4%
Other Securities		20,797,284	2.8%
Total Financials		53,292,291	7.2%

Health Care — (1.6%)
Other Securities		14,813,008	2.0%

Industrials — (7.0%)
Progressive Waste Solutions, Ltd.	209,167	4,406,829	0.6%
#Ritchie Brothers Auctioneers, Inc.	244,637	4,869,424	0.7%
Russel Metals, Inc.	243,400	5,601,802	0.8%

THE CANADIAN SMALL COMPANY SERIES
CONTINUED

			Percentage
	Shares	Value††	of Net Assets**
Industrials — (Continued)
Toromont Industries, Ltd.	282,567	$5,301,232	0.7%
#*Westport Innovations, Inc.	189,501	5,718,776	0.8%
Other Securities		40,046,544	5.4%
Total Industrials		65,944,607	9.0%

Information Technology — (4.3%)
*Celestica, Inc.	847,607	7,032,566	0.9%
MacDonald Dettweiler & Associates, Ltd.	111,753	5,023,980	0.7%
*Open Text Corp.	107,738	6,594,528	0.9%
Wi-Lan, Inc.	666,819	4,963,930	0.7%
Other Securities		17,427,010	2.4%
Total Information Technology		41,042,014	5.6%

Materials — (26.6%)
Alamos Gold, Inc.	423,220	7,833,869	1.1%
#*AuRico Gold, Inc.	967,320	9,365,074	1.3%
*Detour Gold Corp.	237,256	7,854,977	1.1%
*Euro Goldfields, Ltd.	521,960	5,875,487	0.8%
*First Majestic Silver Corp.	350,583	5,954,723	0.8%
#HudBay Minerals, Inc.	611,960	6,704,392	0.9%
Major Drilling Group International, Inc.	319,200	4,268,810	0.6%
#Methanex Corp.	289,704	7,469,669	1.0%
#*NovaGold Resources, Inc.	612,655	5,624,071	0.8%
*Quadra FNX Mining, Ltd.	408,502	4,713,091	0.6%
#*SEMAFO, Inc.	905,185	6,947,244	0.9%
Sherritt International Corp.	1,571,926	9,036,505	1.2%
#Silvercorp Metals, Inc.	620,630	5,771,999	0.8%
West Fraser Timber Co., Ltd.	131,316	5,664,999	0.8%
Other Securities		157,883,063	21.4%
Total Materials		250,967,973	34.1%

Telecommunication Services — (0.3%)
Other Securities		2,467,484	0.3%

Utilities — (2.0%)
#Just Energy Group, Inc.	467,883	5,050,836	0.7%
Other Securities		13,927,682	1.9%
Total Utilities		18,978,518	2.6%

TOTAL COMMON STOCKS		731,786,148	99.4%
RIGHTS/WARRANTS — (0.0%)
Other Securities		43,371	0.0%

THE CANADIAN SMALL COMPANY SERIES
CONTINUED

	Shares/
	Face		Percentage
	Amount	Value†	of Net Assets**
	(000)
SECURITIES LENDING COLLATERAL — (22.5%)
§@DFA Short Term Investment Fund	210,374,890	$210,374,890	28.6%
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.11%, 11/01/11
(Collateralized by FNMA 3.500%, 11/01/31,
valued at $2,366,389) to be repurchased at $2,319,996	$2,320	2,319,989	0.3%
TOTAL SECURITIES LENDING COLLATERAL		212,694,879	28.9%
TOTAL INVESTMENTS — (100.0%)
(Cost $970,256,943)		$944,524,398	128.3%

Summary of inputs used to value the Series’ investments as of October 31, 2011 is as follows (See Security Valuation Note):

	Valuation Inputs
	Investment in
	Securities
	(Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$74,341,730	—	—	$74,341,730
Consumer Staples	22,571,134	—	—	22,571,134
Energy	187,367,389	—	—	187,367,389
Financials	53,292,291	—	—	53,292,291
Health Care	14,813,008	—	—	14,813,008
Industrials	65,944,607	—	—	65,944,607
Information Technology	41,042,014	—	—	41,042,014
Materials	250,967,973	—	—	250,967,973
Telecommunication Services	2,467,484	—	—	2,467,484
Utilities	18,978,518	—	—	18,978,518
Rights/Warrants	32,434	$10,937	—	43,371
Securities Lending Collateral	—	212,694,879	—	212,694,879
TOTAL	$731,818,582	$212,705,816	—	$944,524,398

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF ASSETS AND LIABILITIES

JUNE 30, 2012
(Unaudited)

(Amounts in thousands)

	The	The	The United	The	The
	Japanese	Asia Pacific	Kingdom	Continental	Canadian
	Small	Small	Small	Small	Small
	Company	Company	Company	Company	Company
	Series	Series	Series	Series	Series
ASSETS:
Investments at Value (including $171,568,
$181,861, $15,976, $323,823 and $201,652
of securities on loan, respectively)	$1,667,563	$868,176	$1,220,446	$1,890,280	$644,116
Collateral Received from Securities on
Loan at Value & Cost	702	2,894	1,195	910	189
Affiliated Collateral Received from
Securities on Loan at Value & Cost	183,000	202,000	16,000	345,000	213,000
Foreign Currencies at Value	7,914	1,916	261	891	—
Cash	—	—	—	303	4,074
Receivables:
Investment Securities Sold	568	897	903	3,906	3,329
Dividends, Interest and Tax Reclaims	8,618	2,652	4,336	3,898	1,901
Securities Lending Income	179	279	24	866	189
Prepaid Expenses and Other Assets	2	1	1	3	1
Total Assets	1,868,546	1,078,815	1,243,166	2,246,057	866,799
LIABILITIES:
Payables:
Upon Return of Securities Loaned	183,702	204,894	17,195	345,910	213,189
Investment Securities Purchased	—	65	—	824	14
Due to Advisor	138	73	102	158	56
Loan Payable	219	106	94	—	—
Unrealized Loss on Foreign Currency Contracts	—	1	—	—	9
Foreign Currencies at Value	—	—	—	—	1,954
Accrued Expenses and Other Liabilities	41	72	55	164	127
Total Liabilities	184,100	205,211	17,446	347,056	215,349
NET ASSETS	$1,684,446	$873,604	$1,225,720	$1,899,001	$651,450
Investments at Cost	$1,776,834	$928,927	$1,131,490	$2,161,382	$792,340
Foreign Currencies at Cost	$7,931	$1,890	$260	$878	$(1,940)

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2011

(Amounts in thousands)

	The	The	The United	The	The
	Japanese	Asia Pacific	Kingdom	Continental	Canadian
	Small	Small	Small	Small	Small
	Company	Company	Company	Company	Company
	Series	Series	Series	Series	Series
ASSETS:
Investments at Value (including $168,689,
$171,355, $5,273, $284,106 and $201,676
of securities on loan, respectively)	$1,486,514	$892,066	$1,126,680	$1,994,413	$731,829
Collateral Received from Securities on
Loan at Value & Cost	375	497	2,521	1,213	2,320
Affiliated Collateral Received from
Securities on Loan at Value & Cost	179,335	194,946	3,124	303,409	210,375
Foreign Currencies at Value	113	10,013	15,561	180	101
Cash	416	545	198	851	692
Receivables:
Investment Securities Sold	—	24	—	339	67
Dividends and Tax Reclaims	10,774	1,914	3,539	3,302	517
Securities Lending Income	168	213	13	472	184
Fund Shares Sold	5,055	3,000	—	3,000	3,000
Total Assets	1,682,750	1,103,218	1,151,636	2,307,179	949,085
LIABILITIES:
Payables:
Upon Return of Securities Loaned	179,710	195,443	5,645	304,622	212,695
Investment Securities Purchased	—	848	—	459	25
Fund Shares Redeemed	—	33	12,001	19	—
Due to Advisor	129	71	90	161	57
Unrealized Loss on Foreign Currency Contracts	—	12	—	—	—
Accrued Expenses and Other Liabilities	96	77	55	155	46
Total Liabilities	179,935	196,484	17,791	305,416	212,823
NET ASSETS	$1,502,815	$906,734	$1,133,845	$2,001,763	$736,262
Investments at Cost	$1,635,033	$853,139	$1,098,317	$2,047,047	$757,562
Foreign Currencies at Cost	$115	$9,776	$15,576	$181	$100

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2011

(Amounts in thousands)

	The	The	The United	The	The
	Japanese	Asia Pacific	Kingdom	Continental	Canadian
	Small	Small	Small	Small	Small
	Company	Company	Company	Company	Company
	Series	Series	Series	Series	Series
Investment Income
Dividends (Net of Foreign Taxes
Withheld of $2,246, $971, $13, $8,010
and $2,212, respectively)	$29,941	$36,085	$44,170	$56,938	$12,539
Interest	5	2	3	28	5
Income from Securities Lending	1,938	2,502	246	8,288	2,514
Total Investment Income	31,884	38,589	44,419	65,254	15,058
Expenses
Investment Advisory Services Fees	1,442	979	1,142	2,274	810
Accounting & Transfer Agent Fees	159	116	131	237	100
Custodian Fees	316	454	106	779	222
Shareholders’ Reports	8	6	6	13	4
Directors’/Trustees’ Fees & Expenses	12	9	10	20	7
Professional Fees	33	24	27	72	19
Other	19	14	14	28	6
Total Expenses	1,989	1,602	1,436	3,423	1,168
Fees Paid Indirectly	(1)	—	(1)	(1)	—
Net Expenses	1,988	1,602	1,435	3,422	1,168
Net Investment Income (Loss)	29,896	36,987	42,984	61,832	13,890
Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold	17,637	71,818	18,980	66,872	38,405
Futures	—	—	—	(287)	—
Foreign Currency Transactions	93	521	33	(576)	(110)
Change in Unrealized Appreciation
(Depreciation) of:
Investment Securities and Foreign Currency	66,983	(158,023)	(66,130)	(377,057)	(68,747)
Translation of Foreign Currency
Denominated Amounts	(598)	109	53	52	4
Net Realized and Unrealized
Gain (Loss)	84,115	(85,575)	(47,064)	(310,996)	(30,448)
Net Increase (Decrease) in Net Assets
Resulting from Operations	$114,011	$(48,588)	$(4,080)	$(249,164)	$(16,558)

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	The Japanese		The Asia Pacific
	Small Company		Small Company
	Series		Series
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	Oct. 31,	Oct. 31,	Oct. 31,	Oct. 31,
	2011	2010	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$29,896	$23,032	$36,987	$28,020
Net Realized Gain (Loss) on:
Investment Securities Sold	17,637	(15,709)	71,818	46,684
Foreign Currency Transactions	93	792	521	(20)
Change in Unrealized Appreciation
(Depreciation) of:
Investment Securities and Foreign Currency	66,983	(460)	(158,023)	129,509
Translation of Foreign Currency
Denominated Amounts	(598)	315	109	(75)
Net Increase (Decrease) in Net Assets
Resulting from Operations	114,011	7,970	(48,588)	204,118
Transactions in Interest:
Contributions	212,545	61,990	80,765	85,604
Withdrawals	(35,341)	(41,396)	(60,581)	(35,581)
Net Increase (Decrease) from
Transactions in Interest	177,204	20,594	20,184	50,023
Total Increase (Decrease) in Net Assets	291,215	28,564	(28,404)	254,141
Net Assets
Beginning of Period	1,211,600	1,183,036	935,138	680,997
End of Period	$1,502,815	$1,211,600	$906,734	$935,138

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	The United Kingdom		The Continental
	Small Company		Small Company
	Series		Series
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	Oct. 31,	Oct. 31,	Oct. 31,	Oct. 31,
	2011	2010	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$42,984	$24,392	$61,832	$38,583
Net Realized Gain (Loss) on:
Investment Securities Sold	18,980	35,525	66,872	72,573
Futures	—	—	(287)	—
Foreign Currency Transactions	33	126	(576)	811
Change in Unrealized Appreciation
(Depreciation) of:
Investment Securities and Foreign Currency	(66,130)	152,112	(377,057)	156,901
Translation of Foreign Currency
Denominated Amounts	53	(30)	52	30
Net Increase (Decrease) in Net Assets
Resulting from Operations	(4,080)	212,125	(249,164)	268,898
Transactions in Interest:
Contributions	125,970	59,131	225,654	199,653
Withdrawals	(24,739)	(5,034)	(47,211)	(26,959)
Net Increase (Decrease) from
Transactions in Interest	101,231	54,097	178,443	172,694
Total Increase (Decrease) in Net Assets	97,151	266,222	(70,721)	441,592
Net Assets
Beginning of Period	1,036,694	770,472	2,072,484	1,630,892
End of Period	$1,133,845	$1,036,694	$2,001,763	$2,072,484
See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	The Canadian
	Small Company
	Series
	Year	Year
	Ended	Ended
	Oct. 31,	Oct. 31,
	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$13,890	$5,240
Net Realized Gain (Loss) on:
Investment Securities Sold	38,405	6,585
Foreign Currency Transactions	(110)	40
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(68,747)	168,950
Translation of Foreign Currency Denominated Amounts	4	(11)
Net Increase (Decrease) in Net Assets Resulting from Operations	(16,558)	180,804
Transactions in Interest:
Contributions	130,949	117,737
Withdrawals	(41,851)	—
Net Increase (Decrease) from Transactions in Interest	89,098	117,737
Total Increase (Decrease) in Net Assets	72,540	298,541
Net Assets
Beginning of Period	663,722	365,181
End of Period	$736,262	$663,722

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

FINANCIAL HIGHLIGHTS

	The Japanese Small Company Series							The Asia Pacific Small Company Series
				Period							Period
	Year	Year	Year	Dec. 1,		Year	Year	Year	Year	Year	Dec. 1,		Year	Year
	Ended	Ended	Ended	2007 to		Ended	Ended	Ended	Ended	Ended	2007 to		Ended	Ended
	Oct. 31,	Oct. 31,	Oct. 31,	Oct. 31,		Nov. 30,	Nov. 30,	Oct. 31,	Oct. 31,	Oct. 31,	Oct. 31,		Nov. 30,	Nov. 30,
	2011	2010	2009	2008		2007	2006	2011	2010	2009	2008		2007	2006
Total Return	10.07%	0.72%	22.69%	(26.87)	%(C)	(1.16)%	(2.28)%	(5.15)%	28.91%	84.98%	(57.75)	%(C)	47.23%	38.26%
Net Assets, End of Period
(thousands)	$1,502,815	$1,211,600	$1,183,036	$1,062,964		$1,504,821	$1,385,722	$906,734	$935,138	$680,997	$441,237		$1,205,154	$749,627
Ratio of Expenses to Average
Net Assets	0.14%	0.14%	0.15%	0.13	%(B)	0.13%	0.14%	0.16%	0.17%	0.18%	0.15	%(B)	0.15%	0.17%
Ratio of Expenses to Average
Net Assets (Excluding Fees
Paid Indirectly)	0.14%	0.14%	0.15%	0.13	%(B)	0.13%	0.14%	0.16%	0.17%	0.18%	0.15	%(B)	0.15%	0.17%
Ratio of Net Investment Income
to Average Net Assets	2.07%	1.95%	2.15%	2.64	%(B)	1.94%	1.68%	3.78%	3.64%	4.00%	4.33	%(B)	3.58%	4.19%
Portfolio Turnover Rate	5%	10%	7%	10	%(C)	9%	9%	17%	18%	23%	20	%(C)	25%	14%

	The United Kingdom Small Company Series							The Continental Small Company Series
				Period							Period
	Year	Year	Year	Dec. 1,		Year	Year	Year	Year	Year	Dec. 1,		Year	Year
	Ended	Ended	Ended	2007 to		Ended	Ended	Ended	Ended	Ended	2007 to		Ended	Ended
	Oct. 31,	Oct. 31,	Oct. 31,	Oct. 31,		Nov. 30,	Nov. 30,	Oct. 31,	Oct. 31,	Oct. 31,	Oct. 31,		Nov. 30,	Nov. 30,
	2011	2010	2009	2008		2007	2006	2011	2010	2009	2008		2007	2006
Total Return	0.20%	25.94%	43.51%	(50.77)	%(C)	2.42%	44.80%	(10.75)%	15.37%	43.78%	(49.66)	%(C)	17.49%	47.10%
Net Assets, End of Period
(thousands)	$1,133,845	$1,036,694	$770,472	$555,390		$1,158,580	$1,117,826	$2,001,763	$2,072,484	$1,630,892	$1,111,585		$2,256,122	$1,875,194
Ratio of Expenses to Average
Net Assets	0.13%	0.13%	0.14%	0.12	%(B)	0.12%	0.13%	0.15%	0.15%	0.16%	0.14	%(B)	0.14%	0.15%
Ratio of Expenses to Average
Net Assets (Excluding Fees
Paid Indirectly)	0.13%	0.13%	0.14%	0.12	%(B)	0.12%	0.13%	0.15%	0.15%	0.16%	0.14	%(B)	0.14%	0.15%
Ratio of Net Investment Income
to Average Net Assets	3.76%	2.86%	4.02%	3.79	%(B)	2.72%	2.70%	2.72%	2.24%	2.93%	3.49	%(B)	2.16%	2.27%
Portfolio Turnover Rate	7%	15%	10%	25	%(C)	12%	8%	10%	12%	7%	18	%(C)	12%	7%
See page 122 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

FINANCIAL HIGHLIGHTS

	The Canadian Small Company Series
	Year	Year	Year	Period		Period
	Ended	Ended	Ended	Dec. 1, 2007		April 2, 2007(a)
	Oct. 31,	Oct. 31,	Oct. 31,	to		to
	2011	2010	2009	Oct. 31, 2008		Nov. 30, 2007
Total Return	0.27%	43.17%	61.67%	(56.44)	%(C)	10.20	%(C)
Net Assets, End of Period (thousands)	$736,262	$663,722	$365,181	$232,873		$213,529
Ratio of Expenses to Average Net Assets	0.14%	0.15%	0.17%	0.18	%(B)	0.26	%(B)(E)
Ratio of Expenses to Average Net Assets
(Excluding Fees Paid Indirectly)	0.14%	0.15%	0.17%	0.18	%(B)	0.26	%(B)(E)
Ratio of Net Investment Income to Average Net Assets	1.72%	1.05%	1.37%	0.97	%(B)	0.47	%(B)(E)
Portfolio Turnover Rate	24%	10%	23%	21	%(C)	6	%(C)
See page 122 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY
NOTES TO FINANCIAL STATEMENTS
October 31, 2011

A. Organization:

     The DFA Investment Trust Company (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of eleven operational investment portfolios, of which five are included in this section of the report (collectively, the “Series”).

International Equity Portfolios
The Japanese Small Company Series
The Asia Pacific Small Company Series
The United Kingdom Small Company Series
The Continental Small Company Series
The Canadian Small Company Series

     At a regular meeting of the Board of Directors/Trustees (the “Board”) on September 16, 2008, the Board voted to change the fiscal and tax year ends of the Series from November 30 to October 31.

B. Significant Accounting Policies:

     The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Trust in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

     1. Security Valuation: The Series utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels described below:

     • Level 1 – quoted prices in active markets for identical securities

     • Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

     • Level 3 – significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments)

     Securities held by the Domestic Equity Portfolio and the International Equity Portfolios, including over-the-counter securities, are valued at the last quoted sale price of the day. Securities held by the Domestic Equity Portfolio and the International Equity Portfolios that are listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If there is no last reported sale price or NOCP for the day, the Domestic Equity Portfolio and International Equity Portfolios value the securities at the mean of the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

     Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors/Trustees. These securities are generally categorized as Level 2 in the hierarchy. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Investment Committee of the Advisor) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Domestic Equity Portfolios and International Equity Portfolios may differ from the quoted or published prices for the same securities on their primary markets or exchanges.

     The International Equity Portfolios will also apply a fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally, 11:00 p.m. PT), which is fourteen hours prior to the close of the NYSE (normally, 1:00 p.m. PT) and the time that the net asset values of the International Equity Portfolios are computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the time the International Equity Portfolios price their shares at the close of the NYSE, the International Equity Portfolios will fair value their foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the International Equity Portfolios’ foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Directors/Trustees of the Trust have determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable. Fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the International Equity Portfolios utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When an International Equity Portfolio uses fair value pricing, the values assigned to the International Equity Portfolio’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

     Futures contracts held by the Series are valued using the settlement price established each day on the exchange on which they are traded. These valuations are generally categorized as Level 1 in the hierarchy.

     A summary of the inputs used to value the Series’ investments by each major security type, industry and/or country is disclosed at the end of the Summary Schedule of Portfolio Holdings. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

     The Series did not have any significant transfers between Level 1 and Level 2 during the year ended October 31, 2011.

     2. Foreign Currency Translation: Securities and other assets and liabilities of the International Equity Portfolios, whose values are initially expressed in foreign currencies, are translated to U.S. dollars using the mean between the most recently quoted bid and asked prices for the U.S. dollar as quoted by generally recognized reliable sources. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked to market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement.

     The International Equity Portfolios do not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities held whether realized or unrealized.

     Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between amounts of interest, dividends and foreign withholding taxes recorded on the books of the International Equity Portfolios and the U.S. dollar equivalent amounts actually received or paid.

     3. Deferred Compensation Plan: Each eligible Trustee of the Trust may elect participation in The Fee Deferral Plan for Independent Directors and Trustees (the “Plan”). Under the Plan, effective January 1, 2002, such Trustees may defer payment of all or a portion of their total fees earned as a Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/Trustees’ Fees & Expenses.

     Each Trustee has the option to receive their distribution of proceeds in one of the following methods: lump sum; annual installments over a period of agreed upon years; or quarterly installments over a period of agreed upon years. Each Trustee shall have the right in a notice of election to defer compensation (the “Notice”) to elect to defer the receipt of the Trustee’s deferred compensation until a date specified by such Trustee in the Notice, which date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Trustee ceases to be a member of the Board of the Fund; and (ii) five years following the effective date of the Trustee’s first deferral election. If a Trustee who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Trustee’s deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Trustee ceases to be a member of the Board of the Fund (unless the Trustee files an amended Notice selecting a different distribution date). As of October 31, 2011, none of the Trustees have requested or received a distribution of proceeds of a deferred fee account.

     4. Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The Series estimate the character of distributions received that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on securities purchased are amortized over the lives of the respective securities, utilizing the effective interest method. Expenses directly attributable to a Series are directly charged. Common expenses of the Trust or Series are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

     The International Portfolios may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Series accrue such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is a deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

C. Investment Advisor:

     Dimensional Fund Advisors LP (“Dimensional” or the “Advisor”) provides investment advisory services to the Trust. For the year ended October 31, 2011, the Series’ investment advisory services fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

The Japanese Small Company Series	0.10%
The Asia Pacific Small Company Series	0.10%
The United Kingdom Small Company Series	0.10%
The Continental Small Company Series	0.10%
The Canadian Small Company Series	0.10%

Earned Income Credit:

     In addition, the Series have entered into arrangements with their custodian whereby net interest earned on uninvested cash balances was used to reduce a portion of each Series custody expenses. Custody expense in the accompanying financial statements is presented before reduction for credits. During the year ended October 31, 2011, expenses reduced were as follows (amounts in thousands):

Fees Paid
Indirectly
The Japanese Small Company Series	$1
The Asia Pacific Small Company Series	—
The United Kingdom Small Company Series	1
The Continental Small Company Series	1
The Canadian Small Company Series	—

Fees Paid to Officers and Directors/Trustees:

     Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Trust; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Trust. For the year ended October 31, 2011, the total related amounts paid by the Trust to the CCO were $84 (in thousands). The total related amounts paid by each of the Series are included in Other Expenses on the Statement of Operations.

D. Deferred Compensation:

     At October 31, 2011, the total liability for deferred compensation to Directors/Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amounts in thousands):

The Japanese Small Company Series	$37
The Asia Pacific Small Company Series	18
The United Kingdom Small Company Series	21
The Continental Small Company Series	44
The Canadian Small Company Series	10

E. Purchases and Sales of Securities:

     For the year ended October 31, 2011, the Series made the following purchases and sales of investment securities, other than short-term securities and U.S. government securities (amounts in thousands):

	Purchases	Sales
The Japanese Small Company Series	$269,316	$69,415
The Asia Pacific Small Company Series	208,234	167,484
The United Kingdom Small Company Series	223,610	82,231
The Continental Small Company Series	456,167	215,427
The Canadian Small Company Series	280,913	195,028

     There were no purchases or sales of long-term U.S. government securities.

F. Federal Income Taxes:

     No provision for federal income taxes is required since the Series are treated as partnerships for Federal income tax purposes. Any net investment income and realized and unrealized gains and losses have been deemed to have been “passed down” to their respective partners.

     At October 31, 2011, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

				Net
				Unrealized
	Federal Tax	Unrealized	Unrealized	Appreciation
	Cost	Appreciation	(Depreciation)	(Depreciation)
The Japanese Small Company Series	$1,819,229	$164,477	$(317,482)	$(153,005)
The Asia Pacific Small Company Series	1,076,850	214,050	(203,391)	10,659
The United Kingdom Small Company Series	1,111,769	242,578	(222,022)	20,556
The Continental Small Company Series	2,356,891	455,824	(513,680)	(57,856)
The Canadian Small Company Series	984,551	118,412	(158,439)	(40,027)

     The difference between book basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales and on investments in passive foreign investment companies.

     Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed each Series’ tax positions and has concluded that no provision for income tax is required in any Series’ financial statements. No Series is aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each of the Series’ federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

G. Financial Instruments:

     In accordance with the Series’ investment objectives and policies, the Series may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

     1. Repurchase Agreements: The Series may purchase certain U.S. Government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Trust’s custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     2. Foreign Markets Risks: Investments in foreign markets may involve certain consideration and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of international securities by the Series may be inhibited.

Derivative Financial Instruments:

     Disclosures on derivative instruments and hedging activities are intended to improve financial reporting for derivative instruments by enabling investors to understand how and why a fund uses derivatives, how derivatives are accounted for and how derivative instruments affect a fund’s results of operations and financial position. Summarized below are the specific types of derivative instruments used by the Series.

     3. Futures Contracts: The Series may enter into futures contracts to gain market exposure on uninvested cash pending investment in securities or to maintain liquidity to pay redemptions. Upon entering into a futures contract, the Series deposits cash or pledges U.S. Government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series record a realized gain or loss, which is presented in the Statements of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     Risks may arise upon entering into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities or indices, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Series could lose more than the initial margin requirements. The Series entering into stock index futures are subject to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

     Additional disclosure on derivative instruments is required showing a summary by primary risk exposure of the derivatives instruments’ (i) location in the balance sheet and fair value at period end and (ii) the location in the Statements of Operations and the realized and change in unrealized gain or loss over the reporting period.

     The following is a summary of the Series’ location and value of derivative instrument holdings on the Series’ Statements of Operations categorized by primary risk exposure for the year ended October 31, 2011 (amounts in thousands):

	Location on the	Equity
	Statements of Operations	Contracts
The Continental Small Company Series*	Net Realized Gain (Loss) on Futures	$(287)

*As of October 31, 2011, there were no futures contracts outstanding. During the year ended October 31, 2011, the Series had limited activity in futures contracts.

H. Line of Credit:

     The Trust, together with other Dimensional-advised portfolios, has entered into a $250 million unsecured discretionary line of credit effective June 22, 2011 with its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit is scheduled to expire on June 22, 2012. There were no borrowings by the Series under this line of credit during the year ended October 31, 2011.

     The Trust, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 15, 2011 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the line of credit expires on January 13, 2012. The Trust, together with other Dimensional-advised portfolios, expects to enter into a new line of credit with substantially the same terms as its existing line of credit prior to its expiration.

     For the year ended October 31, 2011, borrowings by the Series under this line of credit were as follows (amounts in thousands, except percentages and days):

	Weighted	Weighted	Number of	Interest	Maximum Amount
	Average	Average	Days	Expense	Borrowed During
	Interest Rate	Loan Balance	Outstanding*	Incurred	the Period
The Japanese Small Company Series	0.88%	$625	16	—	$4,628
The Asia Pacific Small Company Series	0.85%	446	51	$1	2,968
The United Kingdom Small Company Series	0.91%	117	19	—	1,227
The Continental Small Company Series	0.83%	574	11	—	2,038

*Number of Days Outstanding represents the total of single or consecutive days during the year ended that each Series’ available line of credit was utilized.

     There were no outstanding borrowings by the Series under this line of credit as of October 31, 2011.

I. Securities Lending:

     As of October 31, 2011, some of the Series had securities on loan to brokers/dealers, for which each Series received cash collateral. Each Series invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral equal to at least (i) 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Series’ collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the option of the lending agent, to replace the securities.

     Subject to their stated investment policies, each Series will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the “Money Market Series”), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Each Series also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated and unaffiliated registered and unregistered money market funds. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. In addition, each Series will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates.

J. Indemnitees; Contractual Obligations:

     Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust.

     In the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

K. Recently Issued Accounting Standards:

     In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures in the roll forward of activity in Level 3 fair value measurements effective for interim and annual reporting periods beginning after December 15, 2010. Management is currently evaluating the impact ASU No. 2010-06 will have on its financial statement disclosures.

     In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. Generally Accepted Accounting Principles (“GAAP”) and International Financial Reporting Standards (“IFRSs”).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRSs. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements has not been determined.

L. Other:

     The Series are subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The Tribune Company Bankruptcy, certain creditors have filed actions against all shareholders of The Tribune Company who tendered shares when the Tribune Company went private in 2007 in a leveraged buy-out transaction, seeking the return of all proceeds received by the shareholders). Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on our financial position, our results of operations, or our cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

M. Subsequent Event Evaluations:

     Management has evaluated the impact of all subsequent events on the Series and has determined that there are no subsequent event requiring recognition or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Series, as defined, and
Board of Trustees of The DFA Investment Trust Company:

In our opinion, the accompanying statements of assets and liabilities, including the summary schedules of portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Japanese Small Company Series, The Asia Pacific Small Company Series, The United Kingdom Small Company Series, The Continental Small Company Series and The Canadian Small Company Series (constituting portfolios within the DFA Investment Trust Company, hereinafter referred to as the “Series”) at October 31, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 22, 2011

FUND MANAGEMENT

(Unaudited)

Trustees/Directors

     Each Board of Trustees/Directors of The DFA Investment Trust Company Inc. (“DFAITC”), DFA Investment Dimensions Group Inc. (“DFAIDG”), Dimensional Investment Group Inc. (“DIG”) and Dimensional Emerging Markets Value Fund (“DEM”) (each, the “Fund” and collectively, the “Funds”) is responsible for establishing the Funds’ policies and for overseeing the management of the Funds. The Trustees/Directors of the Funds, including all of the disinterested Trustees/Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the “Feeder Portfolios”) that invest in certain series of DFAITC or DEM (the “Master Funds”).

     Each Board has four standing committees, an Audit Committee, a Nominating Committee, a Portfolio Performance and Service Review Committee (the “Performance Committee”) and an Independent Review Committee (the “Review Committee”). The Audit Committee is comprised of George M. Constantinides, Roger G. Ibbotson and Abbie J. Smith. Each member of the Audit Committee is a disinterested Trustee/Director. The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, the Fund’s internal controls, the Fund’s financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund’s independent registered certified public accounting firm and also acts as a liaison between the Fund’s independent registered certified public accounting firm and the full Board. There were two Audit Committee meetings held during the fiscal year ended October 31, 2011.

     Each Board’s Nominating Committee is comprised of George M. Constantinides, John P. Gould, Roger G. Ibbotson, Myron S. Scholes, Edward P. Lazear and Abbie J. Smith. Each member of the Nominating Committee is a disinterested Trustee/Director. The Nominating Committee for each Board makes recommendations for nominations of disinterested and interested members on the Board to the full Board. The Nominating Committee evaluates a candidate’s qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. There was one Nominating Committee meeting held for each Fund during the fiscal year ended October 31, 2011.

     Each Board’s Performance Committee is comprised of George M. Constantinides, Roger G. Ibbotson, Abbie J. Smith, Edward P. Lazear, John P. Gould and Myron S. Scholes. Each member of the Performance Committee is a disinterested Trustee/Director. The Performance Committee regularly reviews and monitors the investment performance of the Fund’s series and reviews the performance of the Fund’s service providers. There were six Performance Committee meetings held during the fiscal year ended October 31, 2011.

     Each Board’s Review Committee consists of both interested and disinterested Trustees/Directors. The Review Committee is comprised of John P. Gould, Edward P. Lazear, Myron S. Scholes and Eduardo A. Repetto. The Review Committee assists the Board in carrying out its fiduciary duties with respect to the oversight of the Fund and its performance. At the request of the Board or the Advisor, the Review Committee may (i) review the design of possible new series of the Fund, (ii) review performance of existing portfolios of the Fund and discuss and recommend possible enhancements to the portfolios’ investment strategies, (iii) review proposals by the Advisor to modify or enhance the investment strategies or policies of each portfolio, and (iv) consider issues relating to investment services for each portfolio of the Fund. The Review Committee was formed on December 17, 2010, and there were two Review Committee meetings held during the fiscal year ended October 31, 2011.

     Certain biographical information for each disinterested Trustee/Director and each interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director’s experience as a Trustee/ Director of the Funds and as a director or trustee of other funds, as well as other recent professional experience.

     The statements of additional information (together, “SAI”) of the Funds include additional information about each Trustee/ Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP by calling collect (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746. Prospectuses are also available at www.dimensional.com.

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Disinterested Trustees/Directors
George M. Constantinides Director of DFAIDG and DIG. Trustee of DFAITC and DEM. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 64	DFAITC - since 1993 DFAIDG - since 1983 DIG - since 1993 DEM - since 1993	94 portfolios in 4 investment companies	Leo Melamed Professor of Finance, The University of Chicago Booth School of Business.
John P. Gould Director of DFAIDG and DIG. Trustee of DFAITC and DEM. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 72	DFAITC - since 1993 DFAIDG - since 1986 DIG - since 1993 DEM - since 1993	94 portfolios in 4 investment companies

Steven G. Rothmeier Distinguished Service Professor of Economics, The University of Chicago Booth School of Business (since 1965). Member and Chair, Competitive Markets Advisory Committee, Chicago Mercantile Exchange (futures trading exchange) (since 2004). Formerly, Director of UNext, Inc. (1999-2006). Trustee, Harbor Fund (registered investment company) (30 Portfolios) (since 1994). Formerly, Member of the Board of Milwaukee Mutual Insurance Company (1997-2010).

Roger G. Ibbotson Director of DFAIDG and DIG. Trustee of DFAITC and DEM. Yale School of Management 135 Prospect Street New Haven, CT 06520-8200 Age: 68	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1993 DEM - since 1993	94 portfolios in 4 investment companies

Professor in Practice of Finance, Yale School of Management (since 1984). Chairman, CIO and Partner, Zebra Capital Management, LLC (hedge fund manager) (since 2001). Consultant to Morningstar, Inc. (since 2006). Formerly, Chairman, Ibbotson Associates, Inc., Chicago, IL (software data publishing and consulting) (1977-2006). Formerly, Director, BIRR Portfolio Analysis, Inc. (software products) (1990-2010).

Edward P. Lazear Director of DFAIDG and DIG. Trustee of DFAITC and DEM. Stanford University Graduate School of Business 518 Memorial Way Stanford, CA 94305-5015 Age: 63	DFAITC - since 2010 DFAIDG - since 2010 DIG - since 2010 DEM - since 2010	94 portfolios in 4 investment companies

Morris Arnold Cox Senior Fellow, Hoover Institution (since 2002). Jack Steele Parker Professor of Human Resources Management and Economics, Graduate School of Business, Stanford University (since 1995). Cornerstone Research (expert testimony and economic and financial analysis) (since 2009). Formerly, Chairman of the President George W. Bush’s Council of Economic Advisers (2006-2009). Formerly, Council of Economic Advisors, State of California (2005-2006). Formerly, Commissioner, White House Panel on Tax Reform (2005).

Myron S. Scholes Director of DFAIDG and DIG. Trustee of DFAITC and DEM. c/o Dimensional Fund Advisors, L.P. 6300 Bee Cave Road Building 1 Austin, TX 78746 Age: 70	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1993 DEM - since 1993	94 portfolios in 4 investment companies

Frank E. Buck Professor Emeritus of Finance, Stanford University (since 1981). Formerly, Chairman, Platinum Grove Asset Management, L.P. (hedge fund) (formerly, Oak Hill Platinum Partners) (1999-2009). Formerly, Managing Partner, Oak Hill Capital Management (private equity firm) (until 2004). Director, American Century Fund Complex (registered investment companies) (40 Portfolios) (since 1980). Formerly, Director, Chicago Mercantile Exchange (2001-2008).

Abbie J. Smith Director of DFAIDG and DIG. Trustee of DFAITC and DEM. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 58	DFAITC - since 2000 DFAIDG - since 2000 DIG - since 2000 DEM - since 2000	94 portfolios in 4 investment companies

Boris and Irene Stern Distinguished Service Professor of Accounting, The University of Chicago Booth School of Business (since 1980). Co-Director Investment Research, Fundamental Investment Advisors (hedge fund) (since 2008). Director, HNI Corporation (formerly known as HON Industries Inc.) (office furniture) (since 2000). Director, Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003). Trustee, UBS Funds (3 investment companies within the fund complex) (52 portfolios) (since 2009).

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Interested Trustees/Directors*

David G. Booth Chairman,
Director, Co-Chief Executive
Officer and President of
DFAIDG and DIG.
Chairman, Trustee, Co-Chief
Executive Officer and
President of DFAITC and DEM.
6300 Bee Cave Road,
Building One
Austin, Texas 78746
Age: 64

	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1992 DEM - since 1993	94 portfolios in 4 investment companies

Chairman, Director/Trustee, President, and Co-Chief Executive Officer (since January 2010) of Dimensional Holdings Inc., Dimensional Fund Advisors LP, DFA Securities LLC, Dimensional Emerging Markets Value Fund, DFAIDG, Dimensional Investment Group Inc. and The DFA Investment Trust Company. Director of Dimensional Fund Advisors Ltd., Dimensional Funds PLC, Dimensional Funds II PLC, DFA Australia Limited and Dimensional Cayman Commodity Fund I Ltd. Chairman and President of Dimensional SmartNest LLC and Dimensional SmartNest (US) LLC. Chairman, Director and Co-Chief Executive Officer of Dimensional Fund Advisors Canada ULC. Limited Partner, Oak Hill Partners (since 2001) and VSC Investors, LLC (since 2007). Trustee, The University of Chicago. Trustee, University of Kansas Endowment Association. Formerly, Chief Executive Officer (until 2010) and Chief Investment Officer (2003-2007) of Dimensional Fund Advisors LP, DFA Securities LLC, Dimensional Emerging Markets Value Fund, DFAIDG, Dimensional Investment Group Inc., The DFA Investment Trust Company and Dimensional Holdings Inc. Formerly, Chief Investment Officer of Dimensional Fund Advisors Ltd. Formerly, President and Chief Investment Officer of DFA Australia Limited. Formerly, Director, SA Funds (registered investment company).

Eduardo A. Repetto Director,
Co-Chief Executive Officer
and Chief Investment Officer
of DFAIDG and DIG. Trustee,
Co-Chief Executive Officer
and Chief Investment Officer
of DFAITC and DEM.
6300 Bee Cave Road,
Building One
Austin, TX 78746
Age: 44

	DFAITC - since 2009 DFAIDG - since 2009 DIG - since 2009 DEM - since 2009	94 portfolios in 4 investment companies

Co-Chief Executive Officer (since January 2010), Chief Investment Officer (since March 2007) and Director/ Trustee of Dimensional Holdings Inc., Dimensional Fund Advisors LP, DFA Securities LLC, Dimensional Emerging Markets Value Fund, DFAIDG, Dimensional Investment Group Inc., The DFA Investment Trust Company and Dimensional Cayman Commodity Fund I Ltd. Co-Chief Executive Officer, President and Chief Investment Officer of Dimensional Fund Advisors Canada ULC. Chief Investment Officer, Vice President and Director of DFA Australia Limited. Director of Dimensional Fund Advisors Ltd., Dimensional Funds PLC and Dimensional Funds II PLC. Co-Chief Executive Officer of Dimensional SmartNest LLC and Dimensional SmartNest (US) LLC. Formerly, Vice President of Dimensional Holdings Inc., Dimensional Fund Advisors LP, DFA Securities LLC, Dimensional Emerging Markets Value Fund, DFAIDG, Dimensional Investment Group Inc., The DFA Investment Trust Company and Dimensional Fund Advisors Canada ULC.

[1]	Each Trustee/Director holds office for an indefinite term until his or her successor is elected and qualified.

[2]	Each Trustee/Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which includes the Funds.

*	Interested Trustees/Directors are described as such because they are deemed to be “interested persons,” as that term is defined under the Investment Company Act of 1940, as amended, due to their positions with Dimensional Fund Advisors LP.

Officers

     The name, age, information regarding positions with the Funds and the principal occupation for each officer of the Funds are set forth below. Each officer listed below holds the same office (except as otherwise noted) in the following entities: Dimensional Fund Advisors LP (prior to November 3, 2006, Dimensional Fund Advisors Inc.) (“Dimensional”), DFA Securities Inc., DFAIDG, DIG, DFAITC and DEM (collectively, the “DFA Entities”). The address of each officer is: Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, unless otherwise indicated.

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Officers
April A. Aandal Vice President, Global Business Development Age: 48	Since 2008	Vice President, Global Business Development of all the DFA Entities. Chief Learning Officer of Dimensional (September 2008-October 2011). Formerly, Regional Director of Dimensional (2004-2008).
Darryl D. Avery Vice President Age: 45	Since 2005	Vice President of all the DFA Entities.
Arthur H. Barlow Vice President Age: 55	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.
John T. Blood Vice President Age: 42	Since 2011

Vice President of all the DFA Entities. Regional Director for Dimensional (2010). Formerly, Chief Market Strategist at Commonwealth Financial (2007-2010); Director of Research at Commonwealth Financial (2000-2007).

Scott A. Bosworth Vice President Age: 42	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since November 1997).
Valerie A. Brown Vice President and Assistant Secretary Age: 44	Since 2001

Vice President and Assistant Secretary of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., Dimensional Fund Advisors Canada ULC (since 2003) and Dimensional Cayman Commodity Fund I Ltd.

David P. Butler Vice President Age: 47	Since 2007	Vice President of all the DFA Entities. Head of Global Financial Services of Dimensional (since 2008). Formerly, Regional Director of Dimensional (January 1995 to January 2005).
James G. Charles Vice President Age: 55	Since 2011	Vice President of all the DFA Entities. Regional Director for Dimensional (2008-2010). Formerly, Vice President, Client Portfolio Manager at American Century Investments (2001-2008).
Joseph H. Chi Vice President Age: 45	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since October 2005).
Stephen A. Clark Vice President Age: 39	Since 2004	Vice President of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Canada ULC.
Robert P. Cornell Vice President Age: 62	Since 2007	Vice President of all the DFA Entities. Regional Director of Financial Services Group of Dimensional (since August 1993).
George H. Crane Vice President Age: 56	Since 2010

Vice President of all the DFA Entities. Formerly, Senior Vice President and Managing Director at State Street Bank & Trust Company (2007-2008). Managing Director, Head of Investment Administration and Operations at State Street Research & Management Company (2002-2005).

Christopher S. Crossan Vice President and Global Chief Compliance Officer Age: 45	Since 2004

Vice President and Global Chief Compliance Officer of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., Dimensional SmartNest LLC and Dimensional SmartNest (US) LLC. Chief Compliance Officer of Dimensional Fund Advisors Canada ULC.

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
James L. Davis Vice President Age: 54	Since 1999	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.
Robert T. Deere Vice President Age: 54	Since 1994	Vice President of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Canada ULC.
Peter F. Dillard Vice President Age: 39	Since 2010	Vice President of all the DFA Entities. Research Associate for Dimensional (since August 2008). Formerly, Research Assistant for Dimensional (April 2006-August 2008).
Robert W. Dintzner Vice President and Chief Communications Officer Age: 41	Since 2001	Vice President of all the DFA Entities. Chief Communications Officer of Dimensional (since 2010).
Richard A. Eustice Vice President and Assistant Secretary Age: 46	Since 1998

Vice President and Assistant Secretary of all the DFA Entities and DFA Australia Limited. Chief Operating Officer of Dimensional Fund Advisors Ltd. (since July 2008). Formerly, Vice President of Dimensional Fund Advisors Ltd.

Gretchen A. Flicker Vice President Age: 40	Since 2004	Vice President of all the DFA Entities.
Jed S. Fogdall Vice President Age: 37	Since 2008	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since September 2004).
Jeremy P. Freeman Vice President Age: 40	Since 2009	Vice President of all the DFA Entities. Senior Technology Manager for Dimensional (since June 2006). Formerly, Principal at AIM Investments/Amvescap PLC (now Invesco) (June 1998-June 2006).
Mark R. Gochnour Vice President Age: 44	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional.
Henry F. Gray Vice President Age: 44	Since 2000	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited.
John T. Gray Vice President Age: 37	Since 2007	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (January 2005 to February 2007).
Joel H. Hefner Vice President Age: 43	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since June 1998).
Julie C. Henderson Vice President and Fund Controller Age: 37	Since 2005	Vice President and Fund Controller of all the DFA Entities and Dimensional Cayman Commodity Fund I Ltd.
Kevin B. Hight Vice President Age: 43	Since 2005	Vice President of all the DFA Entities.
Christine W. Ho Vice President Age: 43	Since 2004	Vice President of all the DFA Entities.
Michael C. Horvath Vice President Age: 51	Since 2011	Vice President of all the DFA Entities. Formerly, Managing Director, Co-Head Global Consultant Relations at BlackRock (2004-2011).

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Jeff J. Jeon Vice President Age: 37	Since 2004	Vice President of all the DFA Entities and Dimensional Cayman Commodity Fund I Ltd.
Patrick M. Keating Vice President and Chief Operating Officer Age: 56	Since 2003

Vice President of all the DFA Entities and Dimensional Cayman Commodity Fund I Ltd. and Chief Operating Officer of Dimensional and Dimensional Cayman Commodity Fund I Ltd. Director, Vice President and Chief Privacy Officer of Dimensional Fund Advisors Canada ULC. Director of DFA Australia Limited.

David M. Kershner Vice President Age: 40	Since 2010	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since June 2004).
Timothy R. Kohn Vice President Age: 40	Since 2011	Vice President of all the DFA Entities. Head of Defined Contribution Sales for Dimensional (since August 2010). Formerly, Chief DC Strategist, Barclays Global Investors (2005-2009).
Joseph F. Kolerich Vice President Age: 39	Since 2004	Vice President of all the DFA Entities.
Stephen W. Kurad Vice President Age: 42	Since 2011	Vice President of all the DFA Entities. Regional Director for Dimensional (2007-2010).
Michael F. Lane Vice President Age: 44	Since 2004	Vice President of all the DFA Entities.
Juliet Lee Vice President Age: 40	Since 2005	Vice President of all the DFA Entities.
Marlena I. Lee Vice President Age: 30	Since 2011	Vice President of all the DFA Entities. Research Associate for Dimensional (July 2008-2010).
Apollo D. Lupescu Vice President Age: 42	Since 2009	Vice President of all the DFA Entities. Regional Director for Dimensional (since February 2004).
Kenneth M. Manell Vice President Age: 38	Since 2010

Vice President of all the DFA Entities and Dimensional Cayman Commodity Fund I Ltd. Counsel for Dimensional (since September 2006). Formerly, Assistant General Counsel at Castle & Cooke (January 2004-September 2006).

Aaron M. Marcus Vice President & Head of Global Human Resources Age: 41	Since 2008

Vice President and Head of Global Human Resources of Dimensional. Formerly, Global Head of Recruiting and Vice President of Goldman Sachs & Co. (June 2006 to January 2008), and Global Co-Head of HR of the Equities & FICC Division, and Vice President of Goldman Sachs & Co. (May 2005 to May 2006).

David R. Martin Vice President, Chief Financial Officer and Treasurer Age: 54	Since 2007

Vice President, Chief Financial Officer and Treasurer of all the DFA Entities. Director, Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors Ltd. and DFA Australia Limited. Chief Financial Officer, Treasurer, and Vice President of Dimensional Fund Advisors Canada ULC, Dimensional SmartNest LLC, Dimensional SmartNest (US) LLC and Dimensional Cayman Commidity Fund I Ltd. Director of Dimensional Funds PLC and Dimensional Funds II PLC. Formerly, Executive Vice President and Chief Financial Officer of Janus Capital Group Inc. (June 2005 to March 2007).

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Catherine L. Newell Vice President and Secretary Age: 47	Vice President since 1997 and Secretary since 2000

Vice President and Secretary of all the DFA Entities. Director, Vice President and Secretary of DFA Australia Limited and Dimensional Fund Advisors Ltd. (since February 2002, April 1997 and May 2002, respectively). Vice President and Secretary of Dimensional Fund Advisors Canada ULC (since June 2003), Dimensional SmartNest LLC, Dimensional SmartNest (US) LLC and Dimensional Cayman Commodity Fund I Ltd. Director, Dimensional Funds PLC and Dimensional Funds II PLC (since 2002 and 2006, respectively). Formerly, Assistant Secretary of all DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd.

Christian A. Newton Vice President Age: 36	Since 2009	Vice President of all DFA Entities. Web Services Manager for Dimensional (since January 2008). Formerly, Design Manager of Dimensional (2005-2008).
Pamela B. Noble Vice President Age: 47	Since 2011	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (2008-2010). Formerly, Vice President and Portfolio Manager at USAA Investment Management Company (2001-2006).
Carolyn L. O Vice President Age: 37	Since 2010

Vice President of all the DFA Entities and Dimensional Cayman Commodity Fund I Ltd. Deputy General Counsel, Funds (since 2011). Counsel for Dimensional (2007-2011). Formerly, Associate at K&L Gates LLP (January 2004-September 2007).

Gerard K. O’Reilly Vice President Age: 34	Since 2007	Vice President of all the DFA Entities. Formerly, Research Associate of Dimensional (2004 to 2006).
Daniel C. Ong Vice President Age: 37	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since July 2005).
Kyle K. Ozaki Vice President Age: 33	Since 2010

Vice President of all the DFA Entities. Senior Compliance Officer for Dimensional (since January 2008). Formerly, Compliance Officer (February 2006-December 2007) and Compliance Analyst (August 2004-January 2006) for Dimensional.

David A. Plecha Vice President Age: 50	Since 1993	Vice President of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd. and Dimensional Fund Advisors Canada ULC.
Allen Pu Vice President Age: 40	Since 2011	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (July 2006-2010).
Stephen A. Quance Vice President Age: 37	Since 2011	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (October 2006-2010).
Theodore W. Randall Vice President Age: 38	Since 2008	Vice President of all the DFA Entities. Formerly, Research Associate of Dimensional (2006-2008). Systems Developer of Dimensional (2001-2006).
L. Jacobo Rodriguez Vice President Age: 40	Since 2005	Vice President of all the DFA Entities.
Julie A. Saft Vice President Age: 52	Since 2010	Vice President of all the DFA Entities. Client Systems Manager for Dimensional (since July 2008). Formerly, Senior Manager at Vanguard (November 1997-July 2008).
David E. Schneider Vice President Age: 65	Since 2001	Vice President of all the DFA Entities and Dimensional Fund Advisors Canada ULC. Head of Institutional Services of Dimensional.
Walid A. Shinnawi Vice President Age: 49	Since 2010	Vice President of all the DFA Entities. Regional Director for Dimensional (since March 2006). Formerly, Senior Director at Moody’s KMV (1999-March 2006).

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Bruce A. Simmons Vice President Age: 46	Since 2009

Vice President of all the DFA Entities. Investment Operations Manager for Dimensional (since May 2007). Formerly, Vice President Client and Fund Reporting at Mellon Financial (September 2005-May 2007).

Edward R. Simpson Vice President Age: 43	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since December 2002).
Bryce D. Skaff Vice President Age: 36	Since 2007	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (December 1999 to January 2007).
Andrew D. Smith Vice President Age: 43	Since 2011	Vice President of all the DFA Entities. Project Manager for Dimensional (2007-2010). Formerly, Business Analyst Manager, National Instruments (2003-2007).
Grady M. Smith Vice President Age: 55	Since 2004	Vice President of all the DFA Entities and Dimensional Fund Advisors Canada ULC.
Carl G. Snyder Vice President Age: 48	Since 2000	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited.
Lawrence R. Spieth Vice President Age: 63	Since 2004	Vice President of all the DFA Entities.
Bradley G. Steiman Vice President Age: 38	Since 2004	Vice President of all the DFA Entities and Director and Vice President of Dimensional Fund Advisors Canada ULC.
Robert C. Trotter Vice President Age: 53	Since 2009	Vice President of all the DFA Entities. Senior Manager, Technology for Dimensional (since March 2007). Formerly, Director of Technology at AMVESCAP (2002-2007).
Karen E. Umland Vice President Age: 45	Since 1997	Vice President of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and Dimensional Fund Advisors Canada ULC.
Brian J. Walsh Vice President Age: 41	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since 2004).
Weston J. Wellington Vice President Age: 60	Since 1997	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited.
Ryan J. Wiley Vice President Age: 35	Since 2007	Vice President of all the DFA Entities. Senior Trader of Dimensional. Formerly, Portfolio Manager (2006 to 2007) and Trader (2001 to 2006) for Dimensional.
Paul E. Wise Vice President Age: 56	Since 2005	Vice President of all the DFA Entities. Chief Technology Officer for Dimensional (since 2004).
John S. Wotowicz Vice President Age: 47	Since 2010	Vice President of all the DFA Entities. Formerly, Managing Director at Morgan Stanley (1999-2007).
Joseph L. Young Vice President Age: 33	Since 2011	Vice President of all the DFA Entities. Regional Director for Dimensional (2005-2010).

[1]	Each officer holds office for an indefinite term at the pleasure of the Boards of Trustees/Directors and until his or her successor is elected and qualified.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

     A description of the policies and procedures that the Fund and the Trust use in voting proxies relating to securities held in the portfolios is available without charge, upon request, by calling collect: (512) 306-7400. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC’s website at http://www.sec.gov and from the Advisor’s website at http://www.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

NOTICE TO SHAREHOLDERS
(Unaudited)

     For shareholders that do not have an October 31, 2011 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2011 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year November 1, 2010 to October 31, 2011, the Portfolio is designating the following items with regard to distributions paid during the fiscal year. All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For each item, it is the intention of the Portfolio to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Qualifying For
	Net				Corporate					Qualifying
	Investment	Short-Term	Long-Term		Dividends	Qualifying	Foreign	Foreign	Qualifying	Short-Term
DFA Investment	Income	Capital Gain	Capital Gain	Total	Received	Dividend	Tax	Source	Interest	Capital
Dimensions Group Inc.	Distributions	Distributions	Distributions	Distributions	Deduction(1)	Income(2)	Credit(3)	Income(4)	Income(5)	Gain(6)
International Small Company
Portfolio	97%	—	3%	100%	100%	100%	3%	93%	100%	100%
____________________

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).
(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). Please note that these percentages are designated only, refer to your 1099 for actual qualified dividend income.
(3)	“Foreign Tax Credit” represents dividends which qualify for the foreign tax credit pass through and is reflected as a percentage of investment company taxable income.
(4)	“Foreign Source Income” represents the portion of dividends derived from foreign sources, and is reflected as a percentage of investment company taxable income.
(5)	The percentage in this column represents the amount of “Qualifying Interest Income” as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).
(6)	The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

PORTFOLIOS OF INVESTMENTS
SA U.S. FIXED INCOME FUND
SA GLOBAL FIXED INCOME FUND
SA U.S. CORE MARKET FUND
SA U.S. VALUE FUND
SA U.S. SMALL COMPANY FUND
SA INTERNATIONAL VALUE FUND
SA INTERNATIONAL SMALL COMPANY FUND
SA EMERGING MARKETS VALUE FUND
SA REAL ESTATE SECURITIES FUND

LWI FINANCIAL INC.
3055 OLIN AVENUE, SUITE 2000 | SAN JOSE, CA 95128
800.366.7266 | SA-FUNDS.COM

SA FUNDS ARE SPONSORED BY LWI FINANCIAL INC.
AND DISTRIBUTED BY LORING WARD SECURITIES INC.,
MEMBER FINRA/SIPC, THIS REPORT IS PREPARED FOR THE
GENERAL INFORMATION OF SHAREHOLDERS AND IS NOT
AN OFFER OF SHARES OF THE SA FUNDS. SHARES ARE SOLD
ONLY THROUGH THE CURRENTLY EFFECTIVE PROSPECTUS,
WHICH MUST PRECEDE OR ACCOMPANY THIS REPORT.

Item 2. Code of Ethics.

(a) As of the end of the period covered by this Form N-CSR, the registrant has adopted a code of ethics, as defined in Item 2(b) of Form N-CSR, that applies to the registrant’s chief executive officer and chief financial and accounting officer.

(c) The registrant has not made any amendment to its code of ethics during the period covered by this Form N-CSR.

(d) The registrant has not granted any waivers from any provisions of its code of ethics during the period covered by this Form N-CSR.

(e) Not applicable.

(f) A copy of the registrant’s code of ethics is filed as Exhibit 12(a)(1) to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant’s Board of Trustees (the “Board”) has determined that the registrant has three members serving on the registrant’s Audit Committee that possess the attributes identified in Form N-CSR to qualify as an “audit committee financial expert.”

(a)(2) The audit committee financial experts are Bryan W. Brown, Harold M. Shefrin and Charles M. Roame. Each has been deemed to be “independent” as that term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The firm of PricewaterhouseCoopers LLP (“PwC”) serves as the independent registered public accounting firm for the registrant.

(a) Audit Fees.
For the fiscal years ended June 30, 2012 and June 30, 2011, the aggregate fees billed for professional services rendered by PwC for the audit of the registrant’s annual financial statements or for services that are normally provided by PwC in connection with statutory and regulatory filings or engagements were $264,500 and $256,586, respectively.

(b) Audit-Related Fees.
For the fiscal years ended June 30, 2012 and June 30, 2011, the aggregate fees billed for assurance and related services rendered by PwC that are reasonably related to the performance of the audit or review of the registrant’s financial statements and that are not reported under Audit Fees above were $15,000 and $15,000, respectively. Services for which fees in the Audit-Related Fees category are billed include PwC’s reasonable out-of-pocket expenses and ticket charges for booking travel related to conducting the audit.

For the twelve month periods ended June 30, 2012 and June 30, 2011, aggregate Audit-Related Fees billed by PwC that were required to be approved by the registrant’s Audit Committee for audit-related services rendered to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant (the “Affiliated Service Providers”) that relate directly to the operations and financial reporting of the registrant were $0 and $0, respectively.

(c) Tax Fees.
For the fiscal years ended June 30, 2012 and June 30, 2011, the aggregate fees billed for tax compliance, tax advice and tax planning by PwC were $60,691 and $58,923, respectively. Services for which fees in the Tax Fees category are billed include PwC’s review of the registrant’s U.S. federal income tax returns and the required state corporate income tax returns, as well as PwC’s review of excise tax distribution calculations.

For the twelve month periods ended June 30, 2012 and June 30, 2011, the aggregate Tax Fees billed by PwC that were required to be approved by the registrant’s Audit Committee for tax compliance, tax advice and tax planning services rendered on behalf of Affiliated Service Providers that relate directly to the operations and financial reporting of the registrant were $0 and $0, respectively.

(d) All Other Fees.
For the fiscal years ended June 30, 2012 and June 30, 2011, the aggregate fees billed by PwC to the registrant for all services other than services reported under Audit Fees, Audit-Related Fees, and Tax Fees were $4,775 and $5,400, respectively. Services for which fees in this category were billed include serving as a required tax consultant in India for SA Emerging Markets Value Fund.

For the twelve month periods ended June 30, 2012 and June 30, 2011, the aggregate fees in this category billed by PwC that were required to be approved by the registrant’s Audit Committee for services rendered on behalf of Affiliated Service Providers that relate directly to the operations and financial reporting of the registrant were $0 and $0, respectively.

(e)(1) Audit Committee’s Pre-Approval Policies and Procedures.
The registrant’s Audit Committee has the sole authority to pre-approve all audit and non-audit services to be provided by PwC to the registrant, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)B of the Securities Exchange Act of 1934, as amended (“Exchange Act”). Pre-approval of audit and non-audit services is not required if the engagement to render the services is entered into pursuant to pre-approval policies and procedures established by the Audit Committee. The Audit Committee has not established such policies and procedures.

(e)(2) Percentage of Services.
None of the services described in each of paragraphs (b) through (d) of this Item were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For the fiscal years ended June 30, 2012 and June 30, 2011, aggregate non-audit fees billed by PwC for services rendered to the registrant were $80,466 and $79,323, respectively.

For the twelve month periods ended June 30, 2012 and June 30, 2011, aggregate non-audit fees billed by PwC for services rendered to the Affiliated Service Providers were $0 and $0, respectively.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Schedule of Investments.

(a)

DFA INVESTMENT DIMENSIONS GROUP INC.

THE DFA INVESTMENT TRUST COMPANY

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

Schedule of Investments/Summary Schedules of Portfolio Holdings

Investment Abbreviations
ADR	American Depositary Receipt
FNMA	Federal National Mortgage Association
P.L.C.	Public Limited Company
SA	Special Assessment
STRIP	Separate Trading of Registered Interest and Principal of Securities

Investment Footnotes
†	See Note B to Financial Statements.
††	Securities have generally been fair valued. See Note B to Financial Statements.
**

Calculated as a percentage of total net assets. Percentages shown parenthetically next to the category headings have been calculated as a percentage of total investments. “Other Securities” are those securities that are not among the top 50 holdings of the Fund or do not represent more than 1.0% of the net assets of the Fund. Some of the individual securities within this category may include Total or Partial Securities on Loan and/or Non-Income Producing Securities.

*	Non-Income Producing Securities.
#	Total or Partial Securities on Loan.
@	Security purchased with cash proceeds from Securities on Loan.
§	Affiliated Fund.

Financial Highlights

(A)	Computed using average shares outstanding.
(B)	Annualized
(C)	Non-Annualized
(D)	Represents the combined ratios for the respective portfolio and its respective pro-rata share of its Master Fund Series.
(E)	Because of commencement of operations and related preliminary transaction costs, these ratios are not necessarily indicative of future ratios.

All Statements, Schedules and Notes to Financial Statements.

—	Amounts designated as — are either zero or rounded to zero.
SEC	Securities and Exchange Commission
(a)	Commencement of Operations.

THE JAPANESE SMALL COMPANY SERIES

SCHEDULE OF INVESTMENTS

June 30, 2012
(Unaudited)

		Shares	Value††
COMMON STOCKS — (90.1%)
Consumer Discretionary — (20.0%)
	Accordia Golf Co., Ltd.	4,822	$3,189,849
	Aeon Fantasy Co., Ltd.	57,832	828,512
*	AGORA Hospitality Group Co., Ltd.	481,999	132,625
	Ahresty Corp.	46,000	367,893
	Aigan Co., Ltd.	96,200	367,335
	Aisan Industry Co., Ltd.	137,400	1,273,398
#	Akebono Brake Industry Co., Ltd.	358,500	1,721,754
#	Alpen Co., Ltd.	76,300	1,493,234
	Alpha Corp.	30,400	353,698
	Alpine Electronics, Inc.	206,300	2,466,881
	Amiyaki Tei Co., Ltd.	235	546,463
	Amuse, Inc.	29,999	395,516
#*	Anrakutei Co., Ltd.	50,000	254,537
	AOI Advertising Promotion, Inc.	39,000	263,252
	AOKI Holdings, Inc.	97,100	2,042,157
	Aoyama Trading Co., Ltd.	261,600	5,369,894
*	Arata Corp.	9,000	44,579
	Arc Land Sakamoto Co., Ltd.	50,500	794,029
	Arnest One Corp.	200,500	2,546,117
#	Asahi Co., Ltd.	64,100	1,056,572
	Asatsu-DK, Inc.	133,100	3,744,949
*	Ashimori Industry Co., Ltd.	319,000	429,852
	ASKUL Corp.	86,600	988,183
	Asti Corp.	46,000	122,572
#	Atom Corp.	187,300	828,079
	Atsugi Co., Ltd.	773,000	950,779
	Autobacs Seven Co., Ltd.	74,100	3,629,478
	Avex Group Holdings, Inc.	152,900	2,259,613
	Belluna Co., Ltd.	26,600	210,593
*	Best Bridal, Inc.	42	43,094
*	Best Denki Co., Ltd.	304,500	552,591
#	Bic Camera, Inc.	2,901	1,449,912
	Bookoff Corp.	41,100	347,717
	Calsonic Kansei Corp.	617,000	3,357,064
	Can Do Co., Ltd.	484	603,062
#*	Carchs Holdings Co., Ltd.	707,200	257,471
	Central Sports Co., Ltd.	5,600	77,141
	Chiyoda Co., Ltd.	120,900	2,615,293
	Chofu Seisakusho Co., Ltd.	88,800	2,024,924
	Chori Co., Ltd.	671,000	895,625
	Chuo Spring Co., Ltd.	202,000	738,819
#*	Clarion Co., Ltd.	530,000	1,231,440
	Cleanup Corp.	131,900	902,620
#	Colowide Co., Ltd.	242,950	1,912,120
	Corona Corp.	76,200	1,005,034
#	Cross Plus, Inc.	22,000	227,392
#	Daido Metal Co., Ltd.	144,000	1,551,956
	Daidoh, Ltd.	113,600	801,398
#*	Daiei, Inc. (The)	506,000	1,597,254
*	Daiichikosho Co., Ltd.	17,300	347,790
	Daikoku Denki Co., Ltd.	36,900	644,538
	Daimaruenawin Co., Ltd.	400	2,938
	Dainichi Co., Ltd.	54,900	474,264
	Daisyo Corp.	54,300	700,994
#	DCM Holdings Co., Ltd.	394,800	2,802,857
	Descente, Ltd.	231,000	1,380,497
#	Doshisha Co., Ltd.	54,800	1,518,079
	Doutor Nichires Holdings Co., Ltd.	143,886	1,845,182

1

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

		Shares	Value††
Consumer Discretionary — (Continued)
	Dunlop Sports Co., Ltd.	39,400	$485,620
	Dynic Corp.	128,000	241,937
	Eagle Industry Co., Ltd.	119,000	1,101,299
#	Edion Corp.	334,100	1,677,597
	Exedy Corp.	140,300	3,060,340
	F&A Aqua Holdings, Inc.	65,538	737,738
#	FCC Co., Ltd.	149,900	2,514,481
*	Fields Corp.	85	147,670
*	Fine Sinter Co., Ltd.	49,000	160,981
*	First Juken Co., Ltd.	1,000	9,143
	Foster Electric Co., Ltd.	92,000	1,501,675
#	France Bed Holdings Co., Ltd.	750,000	1,572,372
#	F-Tech, Inc.	25,900	442,706
	Fuji Co., Ltd.	97,000	2,112,886
	Fuji Corp, Ltd.	102,900	572,429
#*	Fuji Kiko Co., Ltd.	148,000	540,609
	Fuji Kyuko Co., Ltd.	311,000	1,815,435
	Fuji Oozx, Inc.	6,000	24,404
#	Fujibo Holdings, Inc.	352,000	810,589
	Fujikura Rubber, Ltd.	72,900	261,189
#	Fujita Kanko, Inc.	394,100	1,300,646
	Fujitsu General, Ltd.	285,000	2,149,929
	FuKoKu Co., Ltd.	8,800	81,823
	Funai Electric Co., Ltd.	84,200	1,272,015
#	Furukawa Battery Co., Ltd.	71,000	408,870
#*	Futaba Industrial Co., Ltd.	233,300	1,226,581
	G-7 Holdings, Inc.	29,200	149,688
*	Gajoen Kanko Co.	37,000	—
	Gakken Holdings Co., Ltd.	322,000	688,857
#	Genki Sushi Co., Ltd.	19,600	243,950
#	Geo Holdings Corp.	1,434	1,597,223
#	GLOBERIDE, Inc.	476,000	610,292
#	Goldwin, Inc.	180,000	1,125,799
#*	Gourmet Kineya Co., Ltd.	87,000	539,585
	GSI Creos Corp.	222,000	301,862
*	G-Tekt Corp.	300	8,354
#	Gulliver International Co., Ltd.	28,270	908,048
	Gunze, Ltd.	821,000	2,250,249
	H.I.S. Co., Ltd.	101,800	3,619,897
	Hagihara Industries, Inc.	4,200	70,691
*	HAJIME CONSTRUCTION Co., Ltd.	6,000	174,213
	Hakuyosha Co., Ltd.	88,000	229,465
#	Happinet Corp.	72,500	723,639
	Hard Off Corp Co., Ltd.	30,700	205,980
	Haruyama Trading Co., Ltd.	47,900	307,583
*	Haseko Corp.	6,824,500	5,008,347
#	Hiday Hidaka Corp.	35,020	571,215
*	Higashi Nihon House Co., Ltd.	58,000	303,740
*	HI-LEX Corp.	1,700	28,219
#	Himaraya Co., Ltd.	35,900	299,084
	Hiramatsu, Inc.	76	74,286
*	H-One Co., Ltd.	1,700	18,308
	Honeys Co., Ltd.	72,020	1,356,010
#	Hoosiers Corp.	1,025	792,516
	I Metal Technology Co., Ltd.	142,000	275,439
#	Ichibanya Co., Ltd.	29,600	871,575
	Ichikawa Co., Ltd.	63,000	122,513
#*	Ichikoh Industries, Ltd.	285,000	510,846
	Ikyu Corp.	646	281,198
	Imasen Electric Industrial Co., Ltd.	58,300	861,600
	Imperial Hotel, Ltd.	11,500	345,645

2

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

		Shares	Value††
Consumer Discretionary — (Continued)
	Impress Holdings, Inc.	104,300	$173,597
	Intage, Inc.	19,500	382,791
	Ishizuka Glass Co., Ltd.	109,000	192,921
*	Izuhakone Railway Co., Ltd.	300	20,266
*	Izutsuya Co., Ltd.	375,000	240,566
*	Janome Sewing Machine Co., Ltd.	626,000	536,897
	Japan Vilene Co., Ltd.	139,000	595,536
	Japan Wool Textile Co., Ltd. (The)	310,000	2,195,113
*	Jeans Mate Corp.	9,208	20,860
	Jidosha Buhin Kogyo Co., Ltd.	79,000	403,888
*	Jin Co., Ltd.	13,000	231,400
#*	Joban Kosan Co., Ltd.	250,000	286,177
#	Joshin Denki Co., Ltd.	205,000	2,054,985
	Juntendo Co., Ltd.	23,000	35,343
#	JVC Kenwood Holdings, Inc.	648,130	2,258,007
	Kabuki-Za Co., Ltd.	39,000	1,968,217
#	Kadokawa Holdings, Inc.	88,600	2,427,025
#	Kappa Create Co., Ltd.	58,100	1,258,484
	Kasai Kogyo Co., Ltd.	118,000	692,350
#	Kawai Musical Instruments Manufacturing Co., Ltd.	330,000	799,608
#	Keihin Corp.	190,900	2,829,103
#	Keiyo Co., Ltd.	175,100	1,089,743
	Kentucky Fried Chicken Japan, Ltd.	78,000	2,010,432
	Kimoto Co., Ltd.	66,700	373,550
#*	Kinki Nippon Tourist Co., Ltd.	254,000	352,267
#	Kinugawa Rubber Industrial Co., Ltd.	208,000	1,380,179
#	Kisoji Co., Ltd.	86,000	1,731,347
	Kohnan Shoji Co., Ltd.	127,400	1,684,452
#	Kojima Co., Ltd.	145,700	550,418
	Komatsu Seiren Co., Ltd.	146,000	674,461
	Komeri Co., Ltd.	134,300	3,526,244
	Konaka Co., Ltd.	116,660	1,309,429
#	Kourakuen Corp.	27,800	422,672
	KU Holdings Co., Ltd.	68,200	418,772
	Kura Corp.	55,400	792,930
	Kurabo Industries, Ltd.	1,090,000	1,903,258
	Kuraudia Co., Ltd.	5,700	75,133
	Kuroganeya Co., Ltd.	14,000	53,790
#	KYB Co., Ltd.	633,000	2,849,438
	Kyoritsu Maintenance Co., Ltd.	46,760	999,400
	Kyoto Kimono Yuzen Co., Ltd.	55,800	681,038
#*	Laox Co., Ltd.	493,000	236,491
	LEC, Inc.	21,500	288,104
#	Look, Inc.	184,000	1,473,364
#	Mamiya-Op Co., Ltd.	285,000	554,850
#	Marche Corp.	23,000	208,581
	Mars Engineering Corp.	45,700	1,010,439
#*	Maruei Department Store Co., Ltd.	142,000	162,817
#*	Maruzen CHI Holdings Co., Ltd.	11,800	29,883
	Maruzen Co., Ltd.	46,000	335,881
#*	Matsuya Co., Ltd.	159,000	1,427,486
	Matsuya Foods Co., Ltd.	46,900	880,321
#	Megane TOP Co., Ltd.	125,700	1,378,832
	Meiko Network Japan Co., Ltd.	39,300	369,039
	Meiwa Estate Co., Ltd.	23,500	126,514
*	Meiwa Industry Co., Ltd.	28,000	66,687
	Mikuni Corp.	108,000	250,635
	Misawa Homes Co., Ltd.	109,100	1,778,491
	Mitsuba Corp.	160,690	1,132,935
	Mitsui Home Co., Ltd.	155,000	840,939
	Mizuno Corp.	435,000	2,331,145

3

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

		Shares	Value††
Consumer Discretionary — (Continued)
	MOS Food Services, Inc.	117,900	$2,301,589
	MR Max Corp.	119,000	486,697
	Murakami Corp.	7,000	91,709
	Musashi Seimitsu Industry Co., Ltd.	94,500	1,814,161
#*	Naigai Co., Ltd.	2,643,000	1,631,210
*	Nakayamafuku Co., Ltd.	1,600	12,613
*	Nexyz Corp.	373	9,079
#	Nice Holdings, Inc.	460,000	1,227,082
	Nidec Copal Corp.	88,700	881,107
#	Nidec Tosok Corp.	109,300	896,369
	Nifco, Inc.	219,300	5,301,208
	Nihon Eslead Corp.	14,900	127,617
	Nihon Plast Co., Ltd.	1,600	11,570
	Nihon Tokushu Toryo Co., Ltd.	56,000	222,994
	Nikkato Corp.	700	4,232
*	Nippon Columbia Co., Ltd.	670,000	218,890
	Nippon Felt Co., Ltd.	67,200	340,180
#	Nippon Piston Ring Co., Ltd.	339,000	682,079
	Nippon Seiki Co., Ltd.	182,400	1,872,216
#	Nishimatsuya Chain Co., Ltd.	247,700	2,056,568
	Nissan Shatai Co., Ltd.	298,023	3,171,854
#*	Nissan Tokyo Sales Holdings Co., Ltd.	236,000	1,120,043
#	Nissen Holdings Co., Ltd.	181,591	867,425
	Nissin Kogyo Co., Ltd.	168,000	2,308,092
	Nittan Valve Co., Ltd.	82,800	290,026
	Noritsu Koki Co., Ltd.	101,700	486,245
	Ohashi Technica, Inc.	300	2,221
*	Ohsho Food Service Corp.	3,100	75,332
	Omikenshi Co., Ltd.	127,000	78,642
	Onward Holdings Co., Ltd.	585,000	4,427,499
	Pacific Industrial Co., Ltd.	184,000	1,128,057
	Pal Co., Ltd.	21,550	1,031,637
	Paltac Corp.	83,350	1,154,770
	PanaHome Corp.	398,200	2,502,222
#	Parco Co., Ltd.	268,200	2,673,966
	Paris Miki Holdings, Inc.	160,600	976,703
#	PIA Corp.	26,700	303,169
	Piolax, Inc.	46,800	1,071,109
#*	Pioneer Electronic Corp.	1,247,600	4,415,001
	Plenus Co., Ltd.	93,800	1,800,368
	Point, Inc.	77,330	2,661,788
	Press Kogyo Co., Ltd.	425,000	2,178,368
	Pressance Corp.	7,500	121,274
*	Proto Corp.	2,300	68,648
	Renaissance, Inc.	2,300	13,598
#*	Renown, Inc.	242,600	422,568
#	RESORT SOLUTION Co., Ltd.	180,000	365,326
	Resorttrust, Inc.	147,708	2,465,431
	Rhythm Watch Co., Ltd.	650,000	1,051,103
	Right On Co., Ltd.	67,325	564,314
	Riken Corp.	382,000	1,547,767
#	Ringer Hut Co., Ltd.	76,500	1,017,328
	Riso Kyoiku Co., Ltd.	9,387	614,846
	Roland Corp.	92,800	776,434
#	Round One Corp.	302,400	1,614,178
#	Royal Holdings Co., Ltd.	137,100	1,613,597
	Ryohin Keikaku Co., Ltd.	104,000	5,653,293
#*	Sagami Chain Co., Ltd.	82,000	693,258
*	Sagami Co., Ltd.	172,000	271,685
#	Saizeriya Co., Ltd.	145,800	2,309,856
#	Sakai Ovex Co., Ltd.	237,000	344,590

4

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

		Shares	Value††
Consumer Discretionary — (Continued)
	SAN HOLDINGS, Inc.	13,600	$236,974
	Sanden Corp.	543,000	1,924,329
	Sangetsu Co., Ltd.	117,825	2,915,786
#	Sanko Marketing Foods Co., Ltd.	97	121,083
#	Sankyo Seiko Co., Ltd.	61,700	203,317
	Sanoh Industrial Co., Ltd.	118,600	975,766
#	Sanyo Housing Nagoya Co., Ltd.	358	349,866
#	Sanyo Shokai, Ltd.	421,000	1,351,844
	Scroll Corp.	86,100	324,701
*	Seiko Holdings Corp.	540,407	1,707,197
	Seiren Co., Ltd.	225,900	1,620,031
#	Senshukai Co., Ltd.	165,200	1,065,811
*	Septeni Holdings Co., Ltd.	64	45,962
*	Seria Co., Ltd.	14,800	237,260
*	Seven Seas Holdings Co., Ltd.	574,200	116,440
#	Shikibo, Ltd.	523,000	638,567
	Shimachu Co., Ltd.	205,400	4,496,548
	Shimojima Co., Ltd.	19,500	229,362
	Shinyei Kaisha	63,000	98,980
	Shiroki Corp.	285,000	770,819
	Shobunsha Publications, Inc.	320,700	2,257,643
#	Shochiku Co., Ltd.	404,400	3,964,490
	Shoei Co., Ltd.	1,600	11,298
	Showa Corp.	320,400	2,751,505
	SKY Perfect JSAT Holdings, Inc.	8,199	3,693,237
	SNT Corp.	103,800	508,411
	Soft99 Corp.	70,600	442,724
	Sotoh Co., Ltd.	49,700	481,928
	SPK Corp.	16,800	291,364
	St. Marc Holdings Co., Ltd.	38,100	1,425,020
*	Starbucks Coffee Japan, Ltd.	45	27,506
#	Studio Alice Co., Ltd.	42,900	750,906
	Suminoe Textile Co., Ltd.	328,000	599,653
	Sumitomo Forestry Co., Ltd.	436,666	3,918,418
#*	SxL Corp.	509,000	1,046,497
	T. RAD Co., Ltd.	277,000	969,687
	Tachikawa Corp.	50,800	277,405
	Tachi-S Co., Ltd.	112,840	2,100,641
#	Tact Home Co., Ltd.	392	342,368
	Taiho Kogyo Co., Ltd.	92,800	1,173,918
	Takamatsu Construction Group Co., Ltd.	90,500	1,556,595
	Taka-Q Co., Ltd.	48,000	128,257
	Take & Give Needs Co., Ltd.	2,640	239,678
	Takihyo Co., Ltd.	28,000	146,522
	Tamron Co., Ltd.	72,700	2,416,761
	Taya Co., Ltd.	1,100	9,485
#	TBK Co., Ltd.	87,000	509,219
*	TDF Corp.	10,000	18,692
	Teikoku Sen-I Co., Ltd.	88,000	686,783
#*	Ten Allied Co., Ltd.	50,000	170,980
#	T-GAIA Corp.	735	1,408,602
	Tigers Polymer Corp.	59,000	252,951
*	Toa Corp.	12,000	95,881
	Toabo Corp.	151,000	106,501
*	Toei Animation Co., Ltd.	800	18,048
	Toei Co., Ltd.	307,000	1,455,957
	Tokai Rika Co., Ltd.	136,500	2,260,685
	Tokai Rubber Industries, Ltd.	175,600	1,920,791
	Tokai Senko K.K.	161,000	177,981
#	Token Corp.	32,280	1,301,178
#	Tokyo Derica Co., Ltd.	25,700	278,104

5

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

		Shares	Value††
Consumer Discretionary — (Continued)
*	Tokyo Dome Corp.	806,200	$2,392,868
	Tokyo Individualized Educational Institute, Inc.	81,100	156,002
	Tokyo Kaikan Co., Ltd.	12,000	45,182
	Tokyo Soir Co., Ltd.	49,000	123,864
#	Tokyotokeiba Co., Ltd.	828,000	1,144,462
#*	Tokyu Recreation Co., Ltd.	77,000	435,923
#	Tomy Co., Ltd.	297,893	1,949,550
	Topre Corp.	185,700	1,793,570
	Toridoll.Corp.	72,300	1,019,300
*	Totenko Co., Ltd.	48,000	84,832
	Touei Housing Corp.	76,240	793,207
	Tow Co., Ltd.	7,000	45,917
	Toyo Tire & Rubber Co., Ltd.	821,000	2,781,658
	Toyobo Co., Ltd.	4,045,000	5,599,317
#	TPR Co., Ltd.	103,500	1,730,866
	TS Tech Co., Ltd.	212,900	3,903,668
	TSI Holdings Co., Ltd.	335,795	1,654,552
*	Tsukamoto Co., Ltd.	112,000	200,177
	Tsutsumi Jewelry Co., Ltd.	49,300	1,198,682
	TV Asahi Corp.	326	489,556
	TV Tokyo Holdings Corp.	13,900	161,258
	Umenohana Co., Ltd.	44	96,291
	Unipres Corp.	148,300	3,876,391
#	United Arrows, Ltd.	80,100	2,002,540
#*	Unitika, Ltd.	2,543,000	1,380,268
*	Usen Corp.	51,960	48,332
	U-Shin, Ltd.	103,000	726,499
*	Village Vanguard Co., Ltd.	23	31,377
*	VT Holdings Co., Ltd.	25,400	247,977
	Watabe Wedding Corp.	29,500	268,763
#	WATAMI Co., Ltd.	104,500	2,216,223
#*	West Holdings Corp.	13,800	280,469
	Wowow, Inc.	45	96,096
	Xebio Co., Ltd.	111,000	2,538,786
#	Yamatane Corp.	327,000	463,826
	Yellow Hat, Ltd.	79,300	1,346,714
	Yomiuri Land Co., Ltd.	225,000	696,779
	Yonex Co., Ltd.	40,000	254,421
	Yorozu Corp.	62,500	1,026,025
#	Yoshinoya Holdings Co., Ltd.	2,205	2,905,636
	Zenrin Co., Ltd.	130,800	1,291,012
#	Zensho Co., Ltd.	313,600	3,923,121
Total Consumer Discretionary			371,143,531

Consumer Staples — (9.0%)
*	Aderans Co., Ltd.	120,950	1,483,302
*	Aeon Hokkaido Corp.	391,700	1,753,105
	Ahjikan Co., Ltd.	10,500	99,337
	Ain Pharmaciez, Inc.	44,600	2,690,420
	Arcs Co., Ltd.	127,900	2,733,282
	Ariake Japan Co., Ltd.	103,700	2,167,383
*	Artnature, Inc.	500	6,320
	Belc Co., Ltd.	9,500	135,960
	Cawachi, Ltd.	81,900	1,799,071
	Chubu Shiryo Co., Ltd.	89,000	585,306
	Chuo Gyorui Co., Ltd.	93,000	220,143
#	Coca-Cola Central Japan Co., Ltd.	111,200	1,448,409
	Cocokara fine, Inc.	64,660	2,143,584
	Cosmos Pharmaceutical Corp.	35,200	2,335,097
*	CREATE SD HOLDINGS Co., Ltd.	1,100	30,549
#	CVS Bay Area, Inc.	102,000	141,949

6

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

		Shares	Value††
Consumer Staples — (Continued)
#	Daikokutenbussan Co., Ltd.	13,700	$355,759
#	Dr. Ci:Labo Co., Ltd.	559	1,907,115
	Dydo Drinco, Inc.	49,800	2,168,194
	Echo Trading Co., Ltd.	11,000	96,523
#	Ensuiko Sugar Refining Co., Ltd.	102,000	289,106
	Ezaki Glico Co., Ltd.	5,000	56,602
	Fancl Corp.	181,300	2,262,044
#*	First Baking Co., Ltd.	183,000	186,581
	Fuji Oil Co., Ltd.	268,900	3,514,431
	Fujicco Co., Ltd.	116,600	1,412,229
#*	Fujiya Co., Ltd.	481,000	1,332,652
*	GROWELL HOLDINGS Co., Ltd.	4,800	166,036
	Hagoromo Foods Corp.	40,000	582,735
	Harashin Narus Holdings Co., Ltd.	61,500	1,076,230
#*	Hayashikane Sangyo Co., Ltd.	299,000	268,026
	Heiwado Co., Ltd.	152,800	2,083,350
#	Hohsui Corp.	131,000	185,098
	Hokkaido Coca-Cola Bottling Co., Ltd.	87,000	434,766
#	Hokuto Corp.	106,700	2,130,635
	Inageya Co., Ltd.	175,000	2,029,467
	Ito En, Ltd.	80,800	1,513,827
	Itochu-Shokuhin Co., Ltd.	27,400	1,020,537
#	Itoham Foods, Inc.	674,800	2,679,944
	Izumiya Co., Ltd.	447,000	2,250,585
	J-Oil Mills, Inc.	477,000	1,436,145
#	Kameda Seika Co., Ltd.	70,000	1,750,122
	Kasumi Co., Ltd.	208,600	1,435,148
	Kato Sangyo Co., Ltd.	109,300	2,199,764
#	Key Coffee, Inc.	79,400	1,466,819
	Kirindo Co., Ltd.	28,300	186,486
	Kose Corp.	144,300	3,415,769
#	Kusuri No Aoki Co., Ltd.	5,200	153,399
	Kyodo Shiryo Co., Ltd.	346,000	382,284
#	Kyokuyo Co., Ltd.	374,000	891,453
#	Life Corp.	183,400	4,365,720
#	Lion Corp.	57,000	312,847
	Mandom Corp.	81,100	2,060,659
	Marudai Food Co., Ltd.	465,000	1,779,549
#	Maruetsu, Inc. (The)	375,000	1,365,074
#	Maruha Nichiro Holdings, Inc.	1,885,069	2,982,980
*	Maruya Co., Ltd.	6,200	10,734
#	Matsumotokiyoshi Holdings Co., Ltd.	152,100	3,373,150
*	Maxvalu Tohok Co., Ltd.	18,200	151,675
	Maxvalu Tokai Co., Ltd.	57,500	790,082
	Megmilk Snow Brand Co., Ltd.	219,100	3,859,184
	Meito Sangyo Co., Ltd.	53,600	689,007
	Mikuni Coca-Cola Bottling Co., Ltd.	171,600	1,481,423
	Milbon Co., Ltd.	49,414	1,508,988
	Ministop Co., Ltd.	75,800	1,316,987
	Mitsubishi Shokuhin Co., Ltd.	87,800	2,223,635
#	Mitsui Sugar Co., Ltd.	454,850	1,469,116
	Miyoshi Oil & Fat Co., Ltd.	261,000	338,799
	Morinaga & Co., Ltd.	933,000	2,116,681
	Morinaga Milk Industry Co., Ltd.	921,000	3,524,966
#	Morishita Jinton Co., Ltd.	47,800	229,654
	Morozoff, Ltd.	108,000	374,145
	Nagatanien Co., Ltd.	115,000	1,126,868
	Nakamuraya Co., Ltd.	207,000	974,373
	Natori Co., Ltd.	2,000	21,839
#	Nichimo Co., Ltd.	140,000	308,072
	Nichirei Corp.	1,248,000	6,143,484

7

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

		Shares	Value††
Consumer Staples — (Continued)
#	Nihon Chouzai Co., Ltd.	20,300	$755,233
#	Niitaka Co., Ltd.	7,260	84,934
	Nippon Beet Sugar Manufacturing Co., Ltd.	543,000	1,182,972
	Nippon Flour Mills Co., Ltd.	557,000	2,445,761
#	Nippon Formula Feed Manufacturing Co., Ltd.	277,000	366,486
#	Nippon Suisan Kaisha, Ltd.	1,182,600	3,209,257
	Nisshin Oillio Group, Ltd. (The)	550,000	2,320,296
	Nissin Sugar Holdings Co., Ltd.	15,500	296,477
	Nitto Fuji Flour Milling Co., Ltd.	64,000	240,807
	Noevir Holdings Co., Ltd.	22,500	265,174
	Oenon Holdings, Inc.	250,000	605,043
#	Oie Sangyo Co., Ltd.	20,900	221,207
	Okuwa Co., Ltd.	115,000	1,521,298
	Olympic Corp.	64,900	700,199
	Pietro Co., Ltd.	10,000	106,918
#	Pigeon Corp.	81,600	3,574,997
#	Poplar Co., Ltd.	25,760	172,218
	Prima Meat Packers, Ltd.	671,000	1,207,709
#	Riken Vitamin Co., Ltd.	79,200	2,264,623
	Rock Field Co., Ltd.	47,100	888,634
	S Foods, Inc.	73,762	654,458
	Sakata Seed Corp.	164,600	2,222,683
	San-A Co., Ltd.	29,200	1,111,743
	Sapporo Holdings, Ltd.	1,621,000	5,218,899
	Shoei Foods Corp.	44,000	317,387
	Showa Sangyo Co., Ltd.	524,000	1,704,225
	Sogo Medical Co., Ltd.	23,300	842,577
	Sonton Food Industry Co., Ltd.	43,000	365,332
	Starzen Co., Ltd.	283,000	816,041
	Takara Holdings, Inc.	824,000	5,313,501
	Three F Co., Ltd.	17,000	107,770
#	Tobu Store Co., Ltd.	205,000	686,603
	Toho Co., Ltd.	163,000	641,859
#	Tohto Suisan Co., Ltd.	138,000	228,677
	Torigoe Co., Ltd. (The)	86,600	672,942
	Toyo Sugar Refining Co., Ltd.	157,000	177,751
	Tsuruha Holdings, Inc.	73,200	4,551,618
	Unicafe, Inc.	10,260	48,631
	Uoriki Co., Ltd.	400	4,906
	Valor Co., Ltd.	175,400	2,897,105
	Warabeya Nichiyo Co., Ltd.	51,360	821,030
	Yaizu Suisankagaku Industry Co., Ltd.	41,000	392,900
#	Yamaya Corp.	8,300	132,467
	Yaoko Co., Ltd.	40,800	1,424,460
#	Yokohama Reito Co., Ltd.	188,000	1,460,831
	Yomeishu Seizo Co., Ltd.	100,000	879,019
	Yonekyu Corp.	100,000	985,490
	Yuasa Funashoku Co., Ltd.	112,000	266,585
#	Yukiguni Maitake Co., Ltd.	101,856	358,533
	Yutaka Foods Corp.	6,000	112,354
Total Consumer Staples			165,841,389

Energy — (0.9%)
	AOC Holdings, Inc.	168,800	688,725
	BP Castrol K.K.	66,500	282,779
#*	Fuji Kosan Co., Ltd.	331,000	266,790
	Itochu Enex Co., Ltd.	302,200	1,710,501
#	Japan Drilling Co., Ltd.	21,900	674,461
	Japan Oil Transportation Co., Ltd.	79,000	191,898
	Kanto Natural Gas Development Co., Ltd.	155,000	799,562
#*	Kyoei Tanker Co., Ltd.	111,000	310,584

8

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

		Shares	Value††
Energy — (Continued)
	MITSUUROKO HOLDINGS Co., Ltd.	166,300	$1,127,299
	Modec, Inc.	101,000	1,954,923
#	Nippon Gas Co., Ltd.	148,900	1,887,769
	Nippon Seiro Co., Ltd.	64,000	190,245
	Sala Corp.	128,500	837,253
	San-Ai Oil Co., Ltd.	273,000	1,227,883
	Shinko Plantech Co., Ltd.	180,400	1,566,742
	Sinanen Co., Ltd.	251,000	1,058,576
	Toa Oil Co., Ltd.	352,000	402,657
	Toyo Kanetsu K.K.	519,000	1,080,963
Total Energy			16,259,610

Financials — (10.0%)
	77 Bank, Ltd. (The)	155,000	638,019
	Aichi Bank, Ltd. (The)	54,200	2,591,132
	Airport Facilities Co., Ltd.	125,070	560,826
	Akita Bank, Ltd. (The)	862,400	2,416,930
	Aomori Bank, Ltd. (The)	877,000	2,689,783
	Asax Co., Ltd.	17	18,361
	Awa Bank, Ltd. (The)	672,000	4,288,006
	Bank of Iwate, Ltd. (The)	68,300	2,765,225
	Bank of Kochi, Ltd. (The)	3,000	3,237
	Bank of Nagoya, Ltd. (The)	680,297	2,097,518
	Bank of Okinawa, Ltd. (The)	94,000	4,020,635
	Bank of Saga, Ltd. (The)	625,000	1,553,488
	Bank of the Ryukyus, Ltd.	155,680	1,939,992
*	Chiba Kogyo Bank, Ltd. (The)	180,300	978,147
	Chukyo Bank, Ltd. (The)	675,000	1,538,631
*	Cosmos Initia Co., Ltd.	13,000	100,208
	Daibiru Corp.	222,200	1,704,036
	Daiko Clearing Services Corp.	49,700	180,919
#	Daikyo, Inc.	1,412,000	3,724,158
	Daisan Bank, Ltd. (The)	659,000	1,266,731
	Daishi Bank, Ltd. (The)	1,428,000	4,295,092
	Daito Bank, Ltd. (The)	546,000	460,672
	Ehime Bank, Ltd. (The)	646,000	1,776,579
	Eighteenth Bank, Ltd. (The)	1,079,000	2,844,507
	FIDEA Holdings Co., Ltd.	347,800	682,395
	Fukui Bank, Ltd. (The)	976,000	2,330,295
	Fukushima Bank, Ltd. (The)	1,001,000	742,495
	Fuyo General Lease Co., Ltd.	84,500	2,666,418
	Goldcrest Co., Ltd.	75,500	1,166,476
	Heiwa Real Estate Co., Ltd.	713,000	1,668,174
	Higashi-Nippon Bank, Ltd.	659,000	1,434,295
	Higo Bank, Ltd. (The)	678,000	3,602,158
	Hokkoku Bank, Ltd. (The)	1,057,000	4,162,303
	Hokuetsu Bank, Ltd. (The)	958,000	1,880,809
	Hyakugo Bank, Ltd. (The)	1,045,609	4,368,492
	Hyakujishi Bank, Ltd. (The)	1,034,000	4,098,977
	IBJ Leasing Co., Ltd.	85,800	2,141,878
*	Ichigo Group Holdings Co., Ltd.	19	2,257
	Ichiyoshi Securities Co., Ltd.	165,800	944,700
	Iida Home Max Co., Ltd.	88,100	799,682
	Iwai Cosmo Holdings, Inc.	37,700	158,597
*	J Trust Co., Ltd.	48,100	414,064
#*	Japan Asia Investment Co., Ltd.	506,000	383,529
	Juroku Bank, Ltd.	1,350,000	4,381,497
#	kabu.com Securities Co., Ltd.	352,100	1,077,288
	Kagoshima Bank, Ltd. (The)	574,000	3,477,919
*	Kansai Urban Banking Corp.	40,000	51,410
	Keihanshin Building Co., Ltd.	31,900	146,954

9

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

		Shares	Value††
Financials — (Continued)
	Keiyo Bank, Ltd. (The)	597,000	$2,769,766
*	Kenedix, Inc.	11,449	1,660,299
#	Kirayaka Bank, Ltd.	132,800	162,515
	Kita-Nippon Bank, Ltd. (The)	49,406	1,327,063
	Kiyo Holdings, Inc.	3,088,900	4,498,440
	Kobayashi Yoko Co., Ltd.	224,700	507,328
#	Kosei Securities Co., Ltd.	285,000	313,891
	Kyokuto Securities Co., Ltd.	85,000	648,722
#*	Leopalace21 Corp.	985,885	3,319,326
	Marusan Securities Co., Ltd.	287,400	1,035,993
	Matsui Securities Co., Ltd.	525,200	3,068,921
	Michinoku Bank, Ltd. (The)	736,000	1,470,515
	Mie Bank, Ltd. (The)	184,000	410,496
	Minato Bank, Ltd. (The)	1,063,000	1,821,651
	Mito Securities Co., Ltd.	254,000	581,422
	Miyazaki Bank, Ltd. (The)	656,000	1,650,829
	Monex Group, Inc.	8,052	1,325,189
	Musashino Bank, Ltd.	130,600	3,845,714
	Nagano Bank, Ltd. (The)	342,000	691,230
	Nanto Bank, Ltd. (The)	472,000	2,069,043
*	New Real Property K.K.	43,900	—
	Nisshin Fudosan Co., Ltd.	95,000	590,562
	Ogaki Kyoritsu Bank, Ltd. (The)	1,318,000	4,454,219
	Oita Bank, Ltd. (The)	725,900	2,369,750
	Okasan Securities Group, Inc.	832,000	3,280,385
	*Relo Holdings, Inc.	2,400	81,156
	Ricoh Leasing Co., Ltd.	81,900	1,841,715
	San-in Godo Bank, Ltd. (The)	744,000	5,245,895
	Sapporo Hokuyo Holdings, Inc.	770,300	2,388,765
*	Sawada Holdings Co., Ltd.	1,200	6,965
#	Shiga Bank, Ltd.	206,000	1,127,811
	Shikoku Bank, Ltd.	854,000	2,251,132
	Shimizu Bank, Ltd.	35,700	1,019,606
*	Shoei Co., Ltd.	48,000	263,992
*	Sparx Group Co., Ltd.	37	3,121
	Sumitomo Real Estate Sales Co., Ltd.	41,710	2,030,512
	Sun Frontier Fudousan Co., Ltd.	208	44,835
	Taiko Bank, Ltd. (The)	63,000	169,066
#*	Takagi Securities Co., Ltd.	206,000	258,054
	Takara Leben Co., Ltd.	130,500	1,126,719
	TOC Co., Ltd.	435,250	2,502,581
	Tochigi Bank, Ltd.	726,000	2,291,325
	Toho Bank, Ltd.	915,200	2,588,641
	Toho Real Estate Co., Ltd.	140,700	799,918
	Tohoku Bank, Ltd. (The)	400,000	658,229
	Tokai Tokyo Financial Holdings, Inc.	1,023,000	3,687,833
	Tokyo Rakutenchi Co., Ltd.	218,000	844,500
*	Tokyo Tatemono Co., Ltd.	1,893,000	7,143,562
	Tokyo Tatemono Real Estate Sales Co., Ltd.	7,000	23,187
#	Tokyo Theatres Co., Inc.	350,000	496,550
	Tokyo Tomin Bank, Ltd.	133,200	1,339,435
	Tokyu Livable, Inc.	110,100	1,196,291
	Tomato Bank, Ltd.	400,000	696,959
	TOMONY Holdings, Inc.	648,350	2,590,720
	Tosei Corp.	1,109	442,514
	Tottori Bank, Ltd.	329,000	606,608
	Towa Bank, Ltd.	1,384,000	1,374,463
	Toyo Securities Co., Ltd.	328,000	674,979
	Tsukuba Bank, Ltd. (The)	258,300	928,260
	Yachiyo Bank, Ltd. (The)	31,800	620,476
	Yamagata Bank, Ltd.	653,500	2,782,447

10

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

		Shares	Value††
Financials — (Continued)
	Yamanashi Chuo Bank, Ltd.	656,000	$2,572,270
Total Financials			185,830,255

Health Care — (4.2%)
	As One Corp.	72,368	1,445,318
*	Asahi Intecc Co., Ltd.	1,900	49,832
	ASKA Pharmaceutical Co., Ltd.	106,000	633,422
	BML, Inc.	42,300	1,057,107
#	CMIC Holdings Co., Ltd.	29,800	450,519
	Create Medic Co., Ltd.	28,000	282,311
	Daito Pharmaceutical Co., Ltd.	15,400	208,832
	Eiken Chemical Co., Ltd.	74,800	1,076,733
	EPS Corp.	388	1,063,673
	FALCO SD HOLDINGS Co., Ltd.	36,200	435,519
	Fuso Pharmaceutical Industries, Ltd.	331,000	961,537
	Hitachi Medical Corp.	85,000	1,197,586
	Hogy Medical Co., Ltd.	54,000	2,463,322
	Iwaki & Co., Ltd.	66,000	146,748
#	Japan Medical Dynamic Marketing, Inc.	44,900	142,606
*	JCR Pharmaceuticals Co., Ltd.	300	2,897
	Jeol, Ltd.	286,000	713,569
	JMS Co., Ltd.	126,000	406,599
	Kaken Pharmaceutical Co., Ltd.	364,000	5,105,936
	Kawanishi Holdings, Ltd.	6,600	64,131
	Kawasumi Laboratories, Inc.	46,300	279,575
	Kissei Pharmaceutical Co., Ltd.	106,300	1,896,384
	KYORIN Holdings, Inc.	214,000	4,513,854
*	Message Co., Ltd.	5	15,890
	Mochida Pharmaceutical Co., Ltd.	281,000	3,236,682
	Nagaileben Co., Ltd.	40,800	599,525
	Nichii Gakkan Co.	234,000	2,166,193
#*	Nichi-iko Pharmaceutical Co., Ltd.	5,300	116,930
#	Nihon Kohden Corp.	173,400	5,291,501
	Nikkiso Co., Ltd.	283,000	2,973,266
	Nippon Chemiphar Co., Ltd.	139,000	744,254
	Nippon Shinyaku Co., Ltd.	239,000	3,000,463
	Nipro Corp.	585,900	3,682,033
	Nissui Pharmaceutical Co., Ltd.	64,200	624,478
	Paramount Bed Holdings Co., Ltd.	82,000	2,523,169
	Rion Co., Ltd.	5,000	38,046
	Rohto Pharmaceutical Co., Ltd.	424,000	5,460,659
	Sawai Pharmaceutical Co., Ltd.	47,700	5,131,641
	Seikagaku Corp.	179,800	1,761,390
#*	Shin Nippon Biomedical Laboratories, Ltd.	24,700	69,807
	Ship Healthcare Holdings, Inc.	146,900	3,540,330
*	Shofu, Inc.	3,400	36,829
	Taiko Pharmaceutical Co., Ltd.	13,800	121,635
	Techno Medica Co., Ltd.	2	7,768
	Toho Holdings Co., Ltd.	217,800	4,420,240
*	Tokai Corp.	4,800	110,516
	Torii Pharmaceutical Co., Ltd.	65,200	1,426,484
#	Towa Pharmaceutical Co., Ltd.	44,700	2,507,659
#	Tsukui Corp.	29,300	431,379
	Vital KSK Holdings, Inc.	151,300	1,422,703
#*	Wakamoto Pharmaceutical Co., Ltd.	100,000	257,651
#	ZERIA Pharmaceutical Co., Ltd.	109,000	1,829,496
Total Health Care			78,146,627

Industrials — (25.1%)
#*	A&A Material Corp.	235,000	240,569
	Advan Co., Ltd.	96,900	987,081

11

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

		Shares	Value††
Industrials — (Continued)
#*	Advanex, Inc.	73,000	$77,190
	Aeon Delight Co., Ltd.	87,100	1,999,923
	Aica Kogyo Co., Ltd.	246,200	3,704,431
	Aichi Corp.	132,000	592,737
	Aida Engineering, Ltd.	273,600	1,721,526
	Airtech Japan, Ltd.	13,800	63,925
	Alps Logistics Co., Ltd.	50,700	507,111
	Altech Co., Ltd.	20,900	60,999
	Altech Corp.	37,150	285,030
	Amano Corp.	281,000	2,395,514
	Ando Corp.	450,000	653,071
	Anest Iwata Corp.	153,000	709,676
*	Arrk Corp.	36,500	107,797
	Asahi Diamond Industrial Co., Ltd.	253,200	2,907,449
	Asahi Kogyosha Co., Ltd.	109,000	415,748
#*	Asanuma Corp.	796,000	633,655
	Asia Air Survey Co., Ltd.	32,000	99,970
	Asunaro Aoki Construction Co., Ltd.	154,000	787,007
	Ataka Construction & Engineering Co., Ltd.	60,000	205,946
	Bando Chemical Industries, Ltd.	350,000	1,325,975
	Benefit One, Inc.	73	66,206
	Biken Techno Corp.	8,200	51,596
	Bunka Shutter Co., Ltd.	227,000	981,224
	Central Glass Co., Ltd.	805,000	3,128,680
	Central Security Patrols Co., Ltd.	43,700	438,142
	Chiyoda Integre Co., Ltd.	10,200	117,029
	Chudenko Corp.	130,500	1,322,940
	Chugai Ro Co., Ltd.	340,000	1,049,528
	CKD Corp.	244,900	1,708,340
	COMSYS Holdings Corp.	482,200	5,671,514
#	Cosel Co., Ltd.	109,300	1,532,992
	CTI Engineering Co., Ltd.	44,300	261,342
	Dai-Dan Co., Ltd.	156,000	986,910
	Daido Kogyo Co., Ltd.	145,000	279,646
	Daifuku Co., Ltd.	403,000	2,539,615
*	Daihatsu Diesel Manufacturing Co., Ltd.	1,000	3,482
#	Daihen Corp.	453,000	1,538,826
#	Daiho Corp.	763,000	991,376
#*	Daiichi Chuo K.K.	519,000	592,451
	Daiichi Jitsugyo Co., Ltd.	188,000	942,751
#	Daiseki Co., Ltd.	170,363	2,962,027
#	Daiseki Eco. Solution Co., Ltd.	97	184,692
#*	Daisue Construction Co., Ltd.	276,500	205,983
	Daiwa Industries, Ltd.	178,000	854,202
	Daiwa Odakyu Construction Co., Ltd.	63,500	153,284
*	Danto Holdings Corp.	303,000	336,346
	Denyo Co., Ltd.	85,100	1,086,916
	Dijet Industrial Co., Ltd.	80,000	175,774
	DMW Corp.	4,800	89,296
*	Dream Incubator, Inc.	173	155,615
	Duskin Co., Ltd.	223,500	4,255,053
	Ebara Corp.	444,000	1,719,329
#	Ebara Jitsugyo Co., Ltd.	6,200	93,267
	Eidai Co., Ltd.	7,000	32,146
#	Emori & Co., Ltd.	5,900	64,473
*	Endo Lighting Corp.	18,600	511,975
*	en-japan, Inc.	23	26,108
*	Enshu, Ltd.	194,000	201,025
	Freesia Macross Corp.	1,330,000	249,861
#*	Fudo Tetra Corp.	646,600	1,088,422
	Fujikura, Ltd.	1,622,000	4,854,727

12

The Japanese Small Company Series
continued

		Shares	Value††
Industrials — (Continued)
*	Fujisash Co., Ltd.	49,300	$48,513
	Fujitec Co., Ltd.	323,000	2,059,370
#	Fukuda Corp.	575,000	1,957,403
	Fukushima Industries Corp.	29,700	414,202
	Fukuyama Transporting Co., Ltd.	629,400	3,426,606
#	Funai Consulting, Inc.	99,900	659,941
*	Furukawa Co., Ltd.	1,391,000	1,248,502
#	Furusato Industries, Ltd.	50,600	503,418
	Futaba Corp.	154,300	2,410,360
	Gecoss Corp.	112,400	571,343
	Glory, Ltd.	223,900	4,670,907
	Hamakyorex Co., Ltd.	13,100	455,974
	Hanwa Co., Ltd.	855,000	3,256,806
#	Hazama Corp.	312,700	881,523
	Hibiya Engineering, Ltd.	125,900	1,431,464
	Hisaka Works, Ltd.	59,000	567,212
*	Hitachi Cable, Ltd.	782,000	1,733,719
	Hitachi Koki Co., Ltd.	222,100	1,867,358
	Hitachi Metals Techno, Ltd.	56,500	431,565
	Hitachi Tool Engineering, Ltd.	94,000	885,589
	Hitachi Zosen Corp.	3,596,000	4,406,614
	Hokuetsu Industries Co., Ltd.	85,000	219,977
	Hokuriku Electrical Construction Co., Ltd.	56,000	167,773
	Hoshizaki Electric Co., Ltd.	99,800	2,526,017
	Hosokawa Micron Corp.	140,000	737,261
	Howa Machinery, Ltd.	484,000	445,999
	Ichiken Co., Ltd.	87,000	188,475
	Ichinen Holdings Co., Ltd.	71,100	385,209
	Idec Corp.	137,300	1,257,076
#	Iino Kaiun Kaisha, Ltd.	356,200	1,698,376
	Inaba Denki Sangyo Co., Ltd.	87,400	2,517,628
	Inaba Seisakusho Co., Ltd.	58,800	804,182
	Inabata & Co., Ltd.	317,300	1,997,343
*	Inui Steamship Co., Ltd.	95,900	313,114
	Iseki & Co., Ltd.	765,000	1,961,963
	Ishii Iron Works Co., Ltd.	114,000	219,766
#*	Ishikawa Seisakusho, Ltd.	101,000	81,229
#	Itoki Corp.	174,200	959,937
#*	Iwasaki Electric Co., Ltd.	221,000	472,862
	Iwatani International Corp.	887,000	3,461,245
	Jalux, Inc.	40,800	444,569
	Jamco Corp.	80,000	402,192
	Japan Airport Terminal Co., Ltd.	178,000	2,171,059
#*	Japan Bridge Corp.	349,350	1,518,124
#	Japan Foundation Engineering Co., Ltd.	162,500	645,931
	Japan Kenzai Co., Ltd.	92,540	415,003
	Japan Pulp & Paper Co., Ltd.	464,000	1,624,446
	Japan Transcity Corp.	231,000	748,905
*	JFE Shoji Trade Corp.	411,000	1,824,668
#	JP-Holdings, Inc.	20,800	203,499
#	Juki Corp.	607,000	1,021,821
	Kamei Corp.	153,000	1,594,683
	Kanaden Corp.	116,000	731,954
	Kanagawa Chuo Kotsu Co., Ltd.	192,000	1,074,496
	Kanamoto Co., Ltd.	112,000	1,266,116
	Kandenko Co., Ltd.	437,000	2,061,757
*	Kanematsu Corp.	1,688,625	1,902,236
#*	Kanematsu-NNK Corp.	125,000	243,413
	Katakura Industries Co., Ltd.	115,100	1,032,587
#	Kato Works Co., Ltd.	287,000	1,471,052
	KAWADA TECHNOLOGIES, Inc.	100,200	1,422,596

13

The Japanese Small Company Series
continued

		Shares	Value††
Industrials — (Continued)
	Kawagishi Bridge Works Co., Ltd.	21,000	$51,170
	Kawasaki Kinkai Kisen Kaisha, Ltd.	99,000	256,881
#*	Kawasaki Kisen Kaisha, Ltd.	3,295,000	6,545,009
	Keihin Co., Ltd. (The)	199,000	253,274
*	KI HOLDINGS Co., Ltd.	102,000	128,068
	Kimura Chemical Plants Co., Ltd.	73,000	284,797
#	King Jim Co., Ltd.	15,600	123,166
#	Kinki Sharyo Co., Ltd.	185,000	666,817
	Kintetsu World Express, Inc.	79,000	2,528,494
	Kitagawa Iron Works Co., Ltd.	369,000	740,505
	Kitano Construction Corp.	242,000	549,516
	Kitazawa Sangyo Co., Ltd.	54,500	113,040
	Kito Corp.	58	46,887
	Kitz Corp.	420,400	1,800,875
	Kodensha Co., Ltd. (The)	22,000	47,016
	Koike Sanso Kogyo Co., Ltd.	149,000	372,101
*	Kokusai Co., Ltd.	1,700	13,940
	Kokuyo Co., Ltd.	331,925	2,474,903
	KOMAIHALTEC, Inc.	167,000	526,463
	Komatsu Wall Industry Co., Ltd.	48,300	585,288
	Komori Corp.	407,800	2,848,083
	Kondotec, Inc.	81,000	523,598
#*	Kosaido Co., Ltd.	356,100	1,425,569
	KRS Corp.	37,200	409,699
*	Kumagai Gumi Co., Ltd.	583,800	603,481
	Kuroda Electric Co., Ltd.	118,100	1,348,393
	Kyodo Printing Co., Ltd.	540,000	1,372,540
#	Kyoei Sangyo Co., Ltd.	97,000	182,715
*	Kyokuto Boeki Kaisha, Ltd.	58,000	114,922
	Kyokuto Kaihatsu Kogyo Co., Ltd.	210,100	1,939,613
	Kyoritsu Printing Co., Ltd.	5,400	18,429
	Kyosan Electric Manufacturing Co., Ltd.	225,000	960,618
	Kyowa Exeo Corp.	389,200	3,964,037
	Kyudenko Corp.	204,000	1,258,017
*	Lonseal Corp.	116,000	121,738
	Maeda Corp.	845,000	3,908,310
	Maeda Road Construction Co., Ltd.	291,000	3,649,023
	Maezawa Industries, Inc.	35,700	102,698
	Maezawa Kasei Industries Co., Ltd.	50,700	525,280
	Maezawa Kyuso Industries Co., Ltd.	50,400	666,869
#	Makino Milling Machine Co., Ltd.	466,000	2,843,229
	Marubeni Construction Material Lease Co., Ltd.	75,000	142,365
*	Marufuji Sheet Piling Co., Ltd.	1,000	2,577
	Maruka Machinery Co., Ltd.	28,100	345,775
	Maruwn Corp.	66,000	157,278
#	Maruyama Manufacturing Co., Inc.	154,000	329,329
	Maruzen Showa Unyu Co., Ltd.	306,000	963,632
	Matsuda Sangyo Co., Ltd.	80,682	1,197,017
	Matsui Construction Co., Ltd.	128,600	529,935
	Max Co., Ltd.	189,000	2,233,961
#	Meidensha Corp.	807,050	3,048,506
#	Meiji Shipping Co., Ltd.	107,200	396,262
	Meitec Corp.	144,000	3,050,427
	Meito Transportation Co., Ltd.	22,000	169,079
#	Meiwa Trading Co., Ltd.	140,000	1,146,749
	Mesco, Inc.	30,000	206,473
	Mirait Holdings Corp.	274,685	1,960,350
	Mitani Corp.	53,100	657,478
	Mitsubishi Kakoki Kaisha, Ltd.	230,000	411,874
	Mitsubishi Pencil Co., Ltd.	104,500	1,809,492
	Mitsubishi Research Institute, Inc.	3,400	76,696
14

The Japanese Small Company Series
continued

		Shares	Value††
Industrials — (Continued)
	Mitsuboshi Belting Co., Ltd.	287,000	$1,366,475
	Mitsui Engineering & Shipbuilding Co., Ltd.	1,450,000	2,089,749
	Mitsui Matsushima Co., Ltd.	529,000	863,802
	Mitsui-Soko Co., Ltd.	485,000	1,773,298
	Mitsumura Printing Co., Ltd.	93,000	294,639
#	Miura Co., Ltd.	137,600	3,663,749
	Miyachi Corp.	9,900	71,420
#*	Miyaji Engineering Group, Inc.	851,175	1,804,254
*	Miyakoshi Holdings, Inc.	21,100	90,480
#	Mori Seiki Co., Ltd.	440,800	3,836,960
	Morita Holdings Corp.	156,000	1,071,073
	Moshi Moshi Hotline, Inc.	217,300	2,238,150
	Mystar Engineering Corp.	7,100	37,176
#	NAC Co., Ltd.	25,400	585,733
	Nachi-Fujikoshi Corp.	771,000	3,281,458
	Nagase & Co., Ltd.	23,400	291,245
	Naikai Zosen Corp.	56,000	106,170
	Nakano Corp.	57,500	109,791
	Narasaki Sangyo Co., Ltd.	56,000	98,832
	NEC Capital Solutions, Ltd.	45,100	563,027
	NEC Networks & System Integration Corp.	109,600	1,734,983
	Nichias Corp.	436,000	2,247,800
	Nichiban Co., Ltd.	122,000	392,244
	Nichiden Corp.	14,900	412,008
	Nichiha Corp.	102,680	1,140,651
	Nichireki Co., Ltd.	96,000	496,340
	Nihon M&A Center, Inc.	44,100	1,343,551
	Nihon Trim Co., Ltd.	4,700	117,748
	Nikko Co., Ltd.	127,000	503,102
	Nippo Corp.	259,000	2,869,301
#	Nippon Carbon Co., Ltd.	467,000	1,149,140
	Nippon Conveyor Co., Ltd.	194,000	188,055
	Nippon Densetsu Kogyo Co., Ltd.	191,000	1,907,356
	Nippon Denwa Shisetu Co., Ltd.	203,000	626,277
	Nippon Filcon Co., Ltd.	70,900	363,538
	Nippon Hume Corp.	112,000	488,396
	Nippon Jogesuido Sekkei Co., Ltd.	295	376,219
	Nippon Kanzai Co., Ltd.	43,000	782,533
	Nippon Koei Co., Ltd.	276,000	980,970
	Nippon Konpo Unyu Soko Co., Ltd.	263,100	3,344,552
	Nippon Parking Development Co., Ltd.	5,055	281,829
	Nippon Road Co., Ltd. (The)	190,000	775,343
	Nippon Seisen Co., Ltd.	103,000	480,206
	Nippon Sharyo, Ltd.	295,000	1,025,962
#	Nippon Sheet Glass Co., Ltd.	4,253,000	4,685,799
#	Nippon Signal Co., Ltd.	219,000	1,427,382
	Nippon Steel Trading Co., Ltd.	294,000	829,108
	Nippon Thompson Co., Ltd.	275,000	1,312,332
	Nippon Tungsten Co., Ltd.	80,000	158,415
	Nippon Yusoki Co., Ltd.	138,000	404,937
	Nishimatsu Construction Co., Ltd.	1,855,000	3,555,993
*	Nishishiba Electric Co., Ltd.	101,000	160,333
	Nissei Corp.	104,600	1,034,976
	Nissei Plastic Industrial Co., Ltd.	337,000	1,424,541
#*	Nissha Printing Co., Ltd.	124,000	1,395,058
#	Nisshinbo Holdings, Inc.	39,000	297,931
	Nissin Corp.	350,000	995,480
	Nissin Electric Co., Ltd.	203,000	1,360,073
	Nitchitsu Co., Ltd.	58,000	131,144
	Nitta Corp.	107,400	1,671,860
	Nitto Boseki Co., Ltd.	905,000	2,835,087

15

The Japanese Small Company Series
continued

		Shares	Value††
Industrials — (Continued)
	Nitto Kogyo Corp.	149,000	$2,522,169
#	Nitto Kohki Co., Ltd.	68,300	1,400,032
	Nitto Seiko Co., Ltd.	122,000	372,375
#	Nittoc Construction Co., Ltd.	356,000	396,527
*	Nittoku Engineering Co., Ltd.	10,000	144,466
	Noda Corp.	169,300	802,784
	Nomura Co., Ltd.	205,000	637,834
	Noritake Co., Ltd.	531,000	1,392,396
	Noritz Corp.	131,400	2,506,182
*	NS United Kaiun Kaisha, Ltd.	470,000	677,401
	Obara Corp.	30,300	374,554
	Obayashi Road Corp.	175,000	496,009
	Oiles Corp.	123,842	2,541,466
*	Okamoto Machine Tool Works, Ltd.	163,000	203,749
	Okamura Corp.	289,900	2,182,973
	Okano Valve Manufacturing Co., Ltd.	45,000	136,345
#	Oki Electric Cable Co., Ltd.	90,000	168,435
#*	OKK Corp.	255,000	344,718
	OKUMA Corp.	644,000	4,371,101
	Okumura Corp.	758,400	2,737,630
	Onoken Co., Ltd.	58,900	473,598
	Organo Corp.	163,000	1,040,065
	OSG Corp.	329,000	4,732,852
#	Oyo Corp.	100,900	1,128,586
#	P.S. Mitsubishi Construction Co., Ltd.	76,800	404,860
#	Pasco Corp.	70,000	216,044
	Pasona Group, Inc.	286	198,987
#	Penta-Ocean Construction Co., Ltd.	1,370,500	3,797,144
#	Pilot Corp.	768	1,423,162
	Pronexus, Inc.	133,200	834,613
	Raito Kogyo Co., Ltd.	210,600	970,340
	Rheon Automatic Machinery Co., Ltd.	64,000	155,202
	Ryobi, Ltd.	583,200	1,867,605
#	Sakai Heavy Industries, Ltd.	183,000	655,897
*	Sakurada Co., Ltd.	57,000	10,018
#*	Sanix, Inc.	136,500	566,337
	Sanki Engineering Co., Ltd.	340,000	1,858,270
#	Sanko Metal Industrial Co., Ltd.	122,000	388,673
#	Sankyo-Tateyama Holdings, Inc.	1,710,000	2,763,345
	Sankyu, Inc.	1,251,000	4,476,844
	Sanritsu Corp.	16,700	104,830
	Sanwa Holdings Corp.	1,039,000	4,505,227
	Sanyo Denki Co., Ltd.	210,000	1,349,516
	Sanyo Engineering & Construction, Inc.	48,000	153,352
	Sanyo Industries, Ltd.	77,000	151,450
#	Sasebo Heavy Industries Co., Ltd.	584,000	669,166
*	Sata Construction Co., Ltd.	128,000	113,273
	Sato Holdings Corp.	111,200	1,648,613
	Sato Shoji Corp.	65,300	451,086
	Sawafuji Electric Co., Ltd.	42,000	113,521
	Secom Joshinetsu Co., Ltd.	33,900	963,578
	Seibu Electric Industry Co., Ltd.	67,000	289,132
	Seika Corp.	285,000	810,880
#*	Seikitokyu Kogyo Co., Ltd.	332,000	252,386
	Seino Holdings Co., Ltd.	511,000	3,423,258
	Sekisui Jushi Co., Ltd.	144,000	1,498,218
#	Senko Co., Ltd.	395,000	1,740,677
	Senshu Electric Co., Ltd.	37,300	467,637
	Shibusawa Warehouse Co., Ltd.	231,000	675,769
	Shibuya Kogyo Co., Ltd.	80,100	863,570
#	Shima Seiki Manufacturing Co., Ltd.	117,100	1,837,144

16

The Japanese Small Company Series
continued

		Shares	Value††
Industrials — (Continued)
	Shin Nippon Air Technologies Co., Ltd.	88,780	$518,980
	Shin-Keisei Electric Railway Co., Ltd.	174,000	762,688
	Shinmaywa Industries, Ltd.	418,000	2,072,046
	Shinnihon Corp.	194,800	480,703
	Shinsho Corp.	202,000	465,800
	Shinwa Co., Ltd.	6,600	77,328
#	SHO-BOND Holdings Co., Ltd.	101,600	2,949,009
	Shoko Co., Ltd.	316,000	477,119
	Showa Aircraft Industry Co., Ltd.	112,000	612,011
#	Sinfonia Technology Co., Ltd.	502,000	1,028,456
	Sintokogio, Ltd.	201,000	2,015,028
	Soda Nikka Co., Ltd.	67,000	284,700
	Sodick Co., Ltd.	172,700	927,309
	Sohgo Security Services Co., Ltd.	269,300	3,654,429
	Sotetsu Holdings, Inc.	597,000	1,983,593
	Space Co., Ltd.	73,420	474,482
	Subaru Enterprise Co., Ltd.	59,000	194,454
	Sugimoto & Co., Ltd.	34,100	317,618
	Sumikin Bussan Corp.	177,000	446,688
#*	Sumiseki Holdings, Inc.	217,900	222,847
	Sumitomo Densetsu Co., Ltd.	98,100	689,120
#*	Sumitomo Mitsui Construction Co., Ltd.	570,500	439,508
	Sumitomo Precision Products Co., Ltd.	156,000	855,212
	Sumitomo Warehouse Co., Ltd.	608,000	2,896,553
	Suzuki Metal Industry Co., Ltd.	71,000	130,888
	SWCC Showa Holdings Co., Ltd.	1,732,000	1,571,064
	Tadano, Ltd.	509,579	3,787,674
	Taihei Dengyo Kaisha, Ltd.	158,000	1,078,395
	Taihei Kogyo Co., Ltd.	256,000	1,231,131
	Taiheiyo Kouhatsu, Inc.	128,000	129,191
	Taikisha, Ltd.	136,700	2,852,805
	Takada Kiko Co., Ltd.	272,000	628,824
	Takano Co., Ltd.	51,100	271,556
#	Takaoka Electric Manufacturing Co., Ltd.	300,000	666,962
#	Takara Printing Co., Ltd.	38,055	283,996
	Takara Standard Co., Ltd.	501,000	3,873,135
	Takasago Thermal Engineering Co., Ltd.	291,400	2,268,157
#	Takashima & Co., Ltd.	211,000	1,022,651
	Takigami Steel Construction Co., Ltd.	50,000	143,038
	Takisawa Machine Tool Co., Ltd.	230,000	348,400
	Takuma Co., Ltd.	362,000	1,731,777
	Tanseisha Co., Ltd.	76,000	226,862
#	Tatsuta Electric Wire & Cable Co., Ltd.	237,000	1,515,948
	TECHNO ASSOCIE Co., Ltd.	58,400	494,250
	Techno Ryowa, Ltd.	71,390	361,907
	Teikoku Electric Manufacturing Co., Ltd.	31,800	628,332
#	Tekken Corp.	763,000	1,094,420
#	Temp Holdings Co., Ltd.	48,600	588,534
	Teraoka Seisakusho Co., Ltd.	53,600	223,885
	TOA Corp.	780,000	1,447,104
#	TOA ROAD Corp.	155,000	446,930
#*	Tobishima Corp.	492,500	609,341
	Tocalo Co., Ltd.	65,700	1,031,484
	Toda Corp.	1,019,000	3,177,200
	Toenec Corp.	212,000	1,120,336
	TOKAI Holdings Corp.	229,700	1,114,533
	Tokai Lease Co., Ltd.	92,000	206,020
#	Toko Electric Corp.	76,000	315,745
	Tokyo Energy & Systems, Inc.	143,000	674,891
	Tokyo Keiki, Inc.	287,000	491,654
#*	Tokyo Kikai Seisakusho, Ltd.	300,000	188,816

17

The Japanese Small Company Series
continued

		Shares	Value††
Industrials — (Continued)
	Tokyo Sangyo Co., Ltd.	78,000	$256,368
	Tokyu Community Corp.	32,900	1,096,656
	Tokyu Construction Co., Ltd.	140,440	298,050
	Toli Corp.	236,000	446,897
#	Tomoe Corp.	115,500	414,334
	Tomoe Engineering Co., Ltd.	18,800	385,451
	Tonami Holdings Co., Ltd.	331,000	687,418
	Toppan Forms Co., Ltd.	202,900	1,731,760
	Torishima Pump Manufacturing Co., Ltd.	85,800	862,561
	Toshiba Machine Co., Ltd.	505,000	2,631,603
	Toshiba Plant Systems & Services Corp.	191,450	2,273,970
	Tosho Printing Co., Ltd.	243,000	436,369
	Totetsu Kogyo Co., Ltd.	122,000	1,401,301
#	Toyo Construction Co., Ltd.	1,382,000	1,310,903
	Toyo Electric Manufacturing Co., Ltd.	159,000	556,800
	Toyo Engineering Corp.	581,400	2,528,773
	Toyo Machinery & Metal Co., Ltd.	42,400	110,939
#	Toyo Tanso Co., Ltd.	49,500	1,558,271
#	Toyo Wharf & Warehouse Co., Ltd.	274,000	462,571
	Trancom Co., Ltd.	11,200	232,622
	Trinity Industrial Corp.	56,000	215,108
	Trusco Nakayama Corp.	98,900	2,013,651
	Tsubakimoto Chain Co., Ltd.	620,700	3,600,211
	Tsubakimoto Kogyo Co., Ltd.	97,000	299,002
#*	Tsudakoma Corp.	195,000	378,057
#	Tsugami Corp.	281,000	1,982,401
	Tsukishima Kikai Co., Ltd.	127,000	1,111,785
	Tsurumi Manufacturing Co., Ltd.	94,000	730,895
	TTK Co., Ltd.	62,000	303,065
#	Uchida Yoko Co., Ltd.	331,000	1,105,563
#	Ueki Corp.	406,000	895,213
#	Union Tool Co., Ltd.	59,700	901,860
	Utoc Corp.	92,900	296,897
#*	Wakachiku Construction Co., Ltd.	1,204,000	1,426,996
#	Weathernews, Inc.	29,500	947,118
	Yahagi Construction Co., Ltd.	141,500	608,210
	Yamabiko Corp.	28,782	376,217
	Yamato Corp.	82,000	318,998
	Yamaura Corp.	40,500	116,795
	Yamazen Co., Ltd.	305,500	2,376,037
	Yasuda Warehouse Co., Ltd. (The)	95,800	623,293
	Yokogawa Bridge Holdings Corp.	139,400	947,339
	Yondenko Corp.	132,800	547,564
	Yuasa Trading Co., Ltd.	810,000	1,463,848
	Yuken Kogyo Co., Ltd.	157,000	321,595
	Yurtec Corp.	256,000	986,021
	Yusen Logistics Co., Ltd.	74,400	1,007,342
	Yushin Precision Equipment Co., Ltd.	57,034	1,078,912
Total Industrials			463,729,727

Information Technology — (9.9%)
	A&D Co., Ltd.	40,600	156,986
	Ai Holdings Corp.	245,000	1,330,992
	Aichi Tokei Denki Co., Ltd.	113,000	419,850
	Aiphone Co., Ltd.	71,400	1,430,729
	Allied Telesis Holdings K.K.	470,700	422,122
	Alpha Systems, Inc.	32,760	441,006
	Alps Electric Co., Ltd.	808,000	5,706,380
	Anritsu Corp.	458,000	5,191,029
	AOI Electronic Co., Ltd.	35,200	542,963
*	Apic Yamada Corp.	13,000	19,454

18

The Japanese Small Company Series
continued

		Shares	Value††
Information Technology — (Continued)
	Argo Graphics, Inc.	3,300	$44,262
	Arisawa Manufacturing Co., Ltd.	122,900	361,017
	Asahi Net, Inc.	52,000	239,267
	Axell Corp.	19,600	361,878
#	CAC Corp.	63,500	502,328
	Canon Electronics, Inc.	101,300	2,127,891
	Capcom Co., Ltd.	232,200	4,859,525
	Chino Corp.	151,000	401,028
	CMK Corp.	263,200	1,112,316
	Computer Engineering & Consulting, Ltd.	61,500	333,620
	Core Corp.	45,700	393,641
	Cresco, Ltd.	23,200	189,347
	Cybernet Systems Co., Ltd.	85	23,411
#	Cybozu, Inc.	1,239	396,100
#*	Dai-ichi Seiko Co., Ltd.	9,100	158,963
*	Daishinku Corp.	18,000	56,596
	Daito Electron Co., Ltd.	5,900	27,955
#	Daiwabo Holdings Co., Ltd.	896,000	1,679,511
#	Denki Kogyo Co., Ltd.	273,000	1,426,470
#*	Digital Garage, Inc.	219	470,478
	DKK TOA Corp.	31,000	118,546
	DTS Corp.	94,000	1,187,006
#	Dwango Co., Ltd.	513	667,328
	Eizo Nanao Corp.	76,800	1,540,474
*	Elecom Co., Ltd.	3,300	58,245
#	Elematec Corp.	12,471	170,071
*	Elna Co., Ltd.	82,000	100,352
	EM Systems Co., Ltd.	2,900	67,896
	Enplas Corp.	40,600	1,061,663
	ESPEC Corp.	84,500	819,297
	Excel Co., Ltd.	3,500	31,889
	Faith, Inc.	1,831	202,558
#*	FDK Corp.	431,000	452,000
*	Ferrotec Corp.	14,700	91,756
	Fuji Electronics Co., Ltd.	26,100	360,861
#	Fuji Soft, Inc.	100,600	1,682,830
*	Fujitsu Component, Ltd.	91	26,291
	Fujitsu Frontech, Ltd.	77,500	473,899
*	Furuya Metal Co., Ltd.	400	15,922
	Future Architect, Inc.	1,172	464,767
#	GMO Internet, Inc.	252,400	1,326,826
*	GungHo Online Entertainment, Inc.	13	30,110
*	Gurunavi, Inc.	2,300	26,118
	Hakuto Co., Ltd.	73,700	728,897
#	Hioki EE Corp.	20,300	363,792
	Hitachi Kokusai Electric, Inc.	249,500	1,965,672
	Hochiki Corp.	97,000	525,315
#	Hokuriku Electric Industry Co., Ltd.	314,000	360,363
	Horiba, Ltd.	170,850	6,000,225
	Hosiden Corp.	262,900	1,676,537
	Icom, Inc.	49,700	1,220,328
*	Ikegami Tsushinki Co., Ltd.	174,000	127,080
	Ines Corp.	202,300	1,354,432
	I-Net Corp.	47,800	318,820
*	Infocom Corp.	16	17,592
	Information Services International-Dentsu, Ltd.	76,700	634,324
	Innotech Corp.	43,500	216,224
	Internet Initiative Japan, Inc.	485	2,050,637
*	Ishii Hyoki Co., Ltd.	7,029	13,643
	IT Holdings Corp.	376,801	4,511,269
	ITC Networks Corp.	70,500	563,666

19

The Japanese Small Company Series
continued

		Shares	Value††
Information Technology — (Continued)
	ITFOR, Inc.	33,200	$122,941
*	Iwatsu Electric Co., Ltd.	309,000	280,183
	Japan Aviation Electronics Industry, Ltd.	252,600	2,217,408
#	Japan Cash Machine Co., Ltd.	79,315	656,439
	Japan Digital Laboratory Co., Ltd.	109,700	1,165,054
*	Japan Radio Co., Ltd.	141,000	320,608
#	Jastec Co., Ltd.	61,400	378,128
	JBCC Holdings, Inc.	73,200	505,852
	JFE Systems, Inc.	174	165,966
	JIEC Co., Ltd.	178	216,507
*	Justsystems Corp.	1,300	3,351
	Kaga Electronics Co., Ltd.	100,400	1,079,788
	Kanematsu Electronics, Ltd.	83,100	922,393
	Koa Corp.	151,800	1,446,065
*	Kubotek Corp.	305	66,065
	Kyoden Co., Ltd.	156,900	267,534
	Kyowa Electronic Instruments Co., Ltd.	56,000	174,958
*	Lasertec Corp.	3,000	56,009
	Macnica, Inc.	50,100	1,125,952
#	Macromill, Inc.	95,400	1,015,031
	Marubun Corp.	98,500	430,771
#	Maruwa Co., Ltd.	41,100	1,383,536
#	Megachips Corp.	85,000	1,783,260
	Meisei Electric Co., Ltd.	307,000	332,486
	Melco Holdings, Inc.	56,600	1,236,095
*	Micronics Japan Co., Ltd.	900	3,852
	Mimasu Semiconductor Industry Co., Ltd.	86,881	749,509
	Miroku Jyoho Service Co., Ltd.	105,000	347,346
*	Mitsui High-Tec, Inc.	131,600	712,139
	Mitsui Knowledge Industry Co., Ltd.	3,643	633,980
*	Mitsumi Electric Co., Ltd.	410,500	2,911,942
*	Moritex Corp.	5,300	16,997
*	MTI, Ltd.	47	53,011
#	Mutoh Holdings Co., Ltd.	160,000	516,803
*	Nagano Japan Radio Co., Ltd.	66,000	87,561
	Nagano Keiki Co., Ltd.	5,300	43,072
#	Nakayo Telecommunications, Inc.	485,000	1,933,535
	NEC Fielding, Ltd.	95,000	1,189,096
	NEC Mobiling, Ltd.	46,800	1,852,068
	Net One Systems Co., Ltd.	398,800	5,323,581
#*	New Japan Radio Co., Ltd.	37,000	84,998
#	Nichicon Corp.	270,300	2,629,084
	Nidec Copal Electronics Corp.	49,800	290,778
	Nidec Sankyo Corp.	191,000	990,562
	Nifty Corp.	284	402,727
	Nihon Dempa Kogyo Co., Ltd.	80,000	986,633
*	Nihon Inter Electronics Corp.	52,900	66,595
	Nihon Unisys, Ltd.	251,575	1,849,976
*	Nippon Avionics Co., Ltd.	72,000	90,416
#	Nippon Ceramic Co., Ltd.	88,600	1,431,703
#*	Nippon Chemi-Con Corp.	614,000	1,769,696
*	Nippon Kodoshi Corp.	900	11,670
	Nippon Systemware Co., Ltd.	27,900	108,725
	Nohmi Bosai, Ltd.	123,000	810,449
	NS Solutions Corp.	79,400	1,361,326
	NSD Co., Ltd.	171,200	1,399,319
	Obic Business Consultants Co., Ltd.	22,750	1,223,362
	Okaya Electric Industries Co., Ltd.	73,000	293,870
*	Oki Electric Industry Co., Ltd.	3,167,000	5,126,627
	ONO Sokki Co., Ltd.	103,000	417,796
#	Optex Co., Ltd.	33,400	413,780

20

The Japanese Small Company Series
continued

		Shares	Value††
Information Technology — (Continued)
	Origin Electric Co., Ltd.	116,000	$452,178
	Osaki Electric Co., Ltd.	152,000	1,304,714
	Panasonic Electric Works Information Systems Co., Ltd.	13,600	337,509
	Panasonic Electric Works SUNX Co., Ltd.	110,800	510,401
	PCA Corp.	17,500	225,528
	Riken Keiki Co., Ltd.	77,500	495,676
#	Riso Kagaku Corp.	58,300	1,019,289
	Roland DG Corp.	54,400	632,731
	Ryoden Trading Co., Ltd.	141,000	851,559
	Ryosan Co., Ltd.	151,300	2,966,977
	Ryoyo Electro Corp.	113,200	1,156,147
#	Sanken Electric Co., Ltd.	496,000	1,956,640
	Sanko Co., Ltd.	21,000	63,217
	Sanshin Electronics Co., Ltd.	139,500	995,158
	Satori Electric Co., Ltd.	79,080	413,177
#	Saxa Holdings, Inc.	307,000	661,674
	SCSK Corp.	214,863	3,122,410
#*	Shibaura Mechatronics Corp.	147,000	333,023
	Shindengen Electric Manufacturing Co., Ltd.	333,000	1,137,935
	Shinkawa, Ltd.	68,300	340,635
#	Shinko Electric Industries Co., Ltd.	311,900	2,491,041
	Shinko Shoji Co., Ltd.	81,700	659,616
	Shizuki Electric Co., Inc.	103,000	451,085
#	Siix Corp.	83,900	1,023,434
	Simplex Holdings, Inc.	1,370	474,254
#	SMK Corp.	290,000	960,374
	Softbank Technology Corp.	500	5,628
	So-net Entertainment Corp.	544	2,157,613
	Soshin Electric Co., Ltd.	4,600	18,955
	SRA Holdings, Inc.	49,700	560,806
	Star Micronics Co., Ltd.	188,900	1,833,054
	Sumida Corp.	63,049	324,218
	Sun-Wa Technos Corp.	11,900	111,260
	Systena Corp.	1,100	873,517
	Tachibana Eletech Co., Ltd.	62,400	563,256
#	Taiyo Yuden Co., Ltd.	484,700	4,766,230
	Tamura Corp.	288,000	743,704
#*	Teac Corp.	351,000	136,418
	Tecmo Koei Holdings Co., Ltd.	150,730	1,266,278
	Teikoku Tsushin Kogyo Co., Ltd.	176,000	312,072
	TKC Corp.	86,800	1,793,955
#*	Toko, Inc.	458,000	1,433,546
*	Tokyo Denpa Co., Ltd.	11,500	47,402
#	Tokyo Electron Device, Ltd.	342	615,862
	Tokyo Seimitsu Co., Ltd.	175,000	3,113,070
	Tomen Devices Corp.	2,300	58,359
	Tomen Electronics Corp.	50,600	737,776
#	Topcon Corp.	260,400	1,904,228
	Tose Co., Ltd.	22,100	153,266
	Toshiba TEC Corp.	595,000	2,243,965
	Toukei Computer Co., Ltd.	26,810	348,238
	Towa Corp.	83,400	603,740
	Toyo Corp.	126,100	1,349,443
	Transcosmos, Inc.	122,300	1,662,755
	UKC Holdings Corp.	6,400	84,516
#*	Ulvac, Inc.	188,900	1,748,731
	Uniden Corp.	377,000	1,006,456
*	V Technology Co., Ltd.	96	255,083
	Wacom Co., Ltd.	1,632	3,655,168
	XNET Corp.	9	13,108
	Y.A.C. Co., Ltd.	35,800	298,925

21

The Japanese Small Company Series
continued

		Shares	Value††
Information Technology — (Continued)
*	Yamaichi Electronics Co., Ltd.	75,700	$155,186
*	Yaskawa Information Systems Corp.	27,800	58,993
	Yokowo Co., Ltd.	69,500	383,218
*	Zappallas, Inc.	69	63,991
	Zuken, Inc.	94,600	693,144
Total Information Technology			183,131,115

Materials — (10.4%)
	Achilles Corp.	703,000	928,576
	Adeka Corp.	380,600	3,304,264
	Agro-Kanesho Co., Ltd.	14,000	77,228
	Aichi Steel Corp.	457,000	1,844,656
#	Alconix Corp.	14,000	283,624
	Arakawa Chemical Industries, Ltd.	67,700	574,238
	Araya Industrial Co., Ltd.	276,000	392,559
	Asahi Holdings, Inc.	115,950	2,349,199
	Asahi Organic Chemicals Industry Co., Ltd.	343,000	861,205
*	C Uyemura & Co., Ltd.	400	15,153
	Chuetsu Pulp & Paper Co., Ltd.	568,000	1,079,902
#*	Chugai Mining Co., Ltd.	852,400	191,646
	Chugoku Marine Paints, Ltd.	259,000	1,252,681
*	Chugokukogyo Co., Ltd.	62,000	71,153
#	Chuo Denki Kogyo Co., Ltd.	90,000	412,392
#*	Co-Op Chemical Co., Ltd.	159,000	210,130
	Dai Nippon Toryo, Ltd.	518,000	574,450
#	Daiichi Kigenso Kagaku-Kyogyo Co., Ltd.	14,300	352,688
	Daiichi Kogyo Seiyaku Co., Ltd.	141,000	405,545
	Daiken Corp.	401,000	1,094,948
	Daiki Aluminium Industry Co., Ltd.	59,000	179,364
	Dainichiseika Colour & Chemicals Manufacturing Co., Ltd.	319,000	1,389,884
#	Daio Paper Corp.	411,500	2,596,334
	Daiso Co., Ltd.	355,000	1,073,737
	DC Co., Ltd.	113,900	392,659
	Dynapac Co., Ltd.	25,000	75,245
	Earth Chemical Co., Ltd.	57,800	2,117,997
	Ebara-Udylite Co., Ltd.	5,600	160,981
	FP Corp.	61,200	3,796,223
	Fuji Seal International, Inc.	86,500	1,651,054
	Fujikura Kasei Co., Ltd.	96,500	465,005
#	Fujimi, Inc.	63,200	941,148
	Fujimori Kogyo Co., Ltd.	6,600	124,141
#	Fumakilla, Ltd.	85,000	320,622
#	Furukawa-Sky Aluminum Corp.	349,000	1,055,834
	Geostar Corp.	38,000	92,874
	Godo Steel, Ltd.	899,000	2,035,081
	Gun Ei Chemical Industry Co., Ltd.	347,000	900,452
	Harima Chemicals, Inc.	73,300	379,957
#	Hodogaya Chemical Co., Ltd.	265,000	790,327
	Hokkan Holdings, Ltd.	283,000	873,461
	Hokko Chemical Industry Co., Ltd.	90,000	247,042
	Hokuetsu Kishu Paper Co., Ltd.	862,199	4,623,634
#*	Hokushin Co., Ltd.	61,400	186,993
	Honshu Chemical Industry Co., Ltd.	35,000	185,093
	Ihara Chemical Industry Co., Ltd.	155,000	689,130
	Ise Chemical Corp.	83,000	468,562
#*	Ishihara Sangyo Kaisha, Ltd.	1,472,500	1,300,369
	Japan Carlit Co., Ltd.	59,800	296,011
	Japan Pure Chemical Co., Ltd.	31	72,877
	JSP Corp.	103,900	1,506,423
#	Kanto Denka Kogyo Co., Ltd.	195,000	618,789
	Katakura Chikkarin Co., Ltd.	43,000	119,039

22

The Japanese Small Company Series
continued

		Shares	Value††
Materials — (Continued)
	Kawakin Holdings Co., Ltd.	11,000	$39,450
	Kawasaki Kasei Chemicals, Ltd.	121,000	155,172
	Koatsu Gas Kogyo Co., Ltd.	163,493	1,010,806
	Kohsoku Corp.	61,900	532,552
	Konishi Co., Ltd.	66,900	951,540
#	Kumiai Chemical Industry Co., Ltd.	233,000	989,133
	Kureha Corp.	594,500	2,633,136
	Kurimoto, Ltd.	702,000	1,944,255
	Kurosaki Harima Corp.	221,000	540,773
	Kyoei Steel, Ltd.	69,600	1,275,911
	Kyowa Leather Cloth Co., Ltd.	71,700	244,643
	Lintec Corp.	200,000	3,574,090
	MEC Co., Ltd.	63,300	201,647
*	Mitsubishi Paper Mills, Ltd.	1,159,000	1,151,851
	Mitsubishi Steel Manufacturing Co., Ltd.	593,000	1,510,670
	Mitsui Mining & Smelting Co., Ltd.	2,561,000	5,618,307
	Mory Industries, Inc.	154,000	457,478
	Nakabayashi Co., Ltd.	181,000	436,098
#*	Nakayama Steel Works, Ltd.	639,000	426,749
	Neturen Co., Ltd.	152,800	1,219,659
	Nichia Steel Works, Ltd.	175,900	464,587
	Nihon Kagaku Sangyo Co., Ltd.	78,000	551,133
	Nihon Nohyaku Co., Ltd.	225,000	996,534
	Nihon Parkerizing Co., Ltd.	240,000	3,717,318
	Nihon Seiko Co., Ltd.	16,000	45,737
	Nihon Yamamura Glass Co., Ltd.	490,000	1,096,481
#	Nippon Carbide Industries Co., Inc.	270,000	410,640
	Nippon Chemical Industrial Co., Ltd.	285,000	430,927
	Nippon Chutetsukan K.K.	50,000	107,436
#	Nippon Chuzo K.K.	111,000	151,789
	Nippon Coke & Engineering Co., Ltd.	969,000	1,275,852
#	Nippon Concrete Industries Co., Ltd.	180,000	573,889
	Nippon Denko Co., Ltd.	444,000	1,683,170
	Nippon Fine Chemical Co., Ltd.	85,600	581,038
#	Nippon Kasei Chemical Co., Ltd.	309,000	462,575
#*	Nippon Kinzoku Co., Ltd.	222,000	386,669
	Nippon Koshuha Steel Co., Ltd.	376,000	428,386
	Nippon Light Metal Co., Ltd.	2,362,000	3,047,489
#*	Nippon Metal Industry Co., Ltd.	557,000	437,534
	Nippon Pigment Co., Ltd.	34,000	94,198
	Nippon Pillar Packing Co., Ltd.	83,000	719,337
	Nippon Soda Co., Ltd.	591,000	2,380,250
	Nippon Synthetic Chemical Industry Co., Ltd. (The)	256,000	1,589,796
	Nippon Valqua Industries, Ltd.	332,000	913,635
*	Nippon Yakin Kogyo Co., Ltd.	533,500	763,533
*	Nissan Chemical Industries, Ltd.	178,600	1,747,129
	Nisshin Steel Co., Ltd.	1,774,000	2,489,982
	Nittetsu Mining Co., Ltd.	375,000	1,510,612
	Nitto FC Co., Ltd.	72,000	468,399
	NOF Corp.	728,000	3,636,853
	Ohara, Inc.	4,800	48,823
#	Okabe Co., Ltd.	186,900	1,113,941
	Okamoto Industries, Inc.	400,000	1,529,632
	Okura Industrial Co., Ltd.	305,000	746,840
	Osaka Organic Chemical Industry, Ltd.	66,000	345,798
	Osaka Steel Co., Ltd.	77,700	1,405,703
#	Osaka Titanium Technologies Co., Ltd.	89,600	2,757,072
	Pacific Metals Co., Ltd.	673,000	2,769,074
	Pack Corp. (The)	66,300	1,127,853
#*	Rasa Industries, Ltd.	324,000	380,534
	Riken Technos Corp.	197,000	578,855

23

The Japanese Small Company Series
continued

		Shares	Value††
Materials — (Continued)
*	S Science Co., Ltd.	2,704,000	$101,545
	S.T. Chemical Co., Ltd.	77,000	868,727
	Sakai Chemical Industry Co., Ltd.	401,000	1,350,349
	Sakata INX Corp.	196,000	947,720
	Sanyo Chemical Industries, Ltd.	305,000	1,939,112
	Sanyo Special Steel Co., Ltd.	491,300	2,131,460
	Sekisui Plastics Co., Ltd.	209,000	748,594
	Shikoku Chemicals Corp.	184,000	1,053,752
	Shinagawa Refractories Co., Ltd.	224,000	525,785
	Shin-Etsu Polymer Co., Ltd.	224,100	1,036,761
	Shinko Wire Co., Ltd.	184,000	303,113
	Somar Corp.	42,000	90,532
#	Stella Chemifa Corp.	43,600	766,066
#	Sumitomo Bakelite Co., Ltd.	872,000	4,078,217
	Sumitomo Light Metal Industries, Ltd.	2,296,000	2,406,566
	Sumitomo Osaka Cement Co., Ltd.	1,848,000	6,138,105
	Sumitomo Pipe & Tube Co., Ltd.	108,100	977,470
	Sumitomo Seika Chemicals Co., Ltd.	223,000	889,706
	T. Hasegawa Co., Ltd.	121,300	1,532,851
	Taisei Lamick Co., Ltd.	20,200	603,993
	Taiyo Holdings Co., Ltd.	74,400	1,871,020
	Takasago International Corp.	356,000	1,777,697
	Takiron Co., Ltd.	304,000	1,019,648
	Tayca Corp.	151,000	498,843
	Tenma Corp.	87,000	926,325
#	Titan Kogyo K.K.	111,000	396,478
	Toagosei Co., Ltd.	1,096,000	4,287,839
#	Toda Kogyo Corp.	161,000	866,297
#	Toho Titanium Co., Ltd.	147,800	1,601,873
	Toho Zinc Co., Ltd.	576,000	2,280,757
	Tokai Carbon Co., Ltd.	920,000	4,056,932
	Tokushu Tokai Paper Co., Ltd.	501,580	1,305,885
#	Tokuyama Corp.	1,639,000	4,048,593
	Tokyo Ohka Kogyo Co., Ltd.	180,800	4,026,738
#	Tokyo Rope Manufacturing Co., Ltd.	578,000	1,089,344
	Tokyo Steel Manufacturing Co., Ltd.	497,300	2,941,907
	Tokyo Tekko Co., Ltd.	47,000	141,614
	TOMOEGAWA Co., Ltd.	125,000	254,740
	Tomoku Co., Ltd.	294,000	831,283
	Topy Industries, Ltd.	848,000	2,423,548
	Toyo Ink SC Holdings Co., Ltd.	867,000	3,177,804
	Toyo Kohan Co., Ltd.	247,000	882,950
	TYK Corp.	138,000	320,141
#	Ube Material Industries, Ltd.	226,000	526,689
	Wood One Co., Ltd.	169,000	572,819
	Yodogawa Steel Works, Ltd.	786,500	3,034,563
*	Yuki Gosei Kogyo Co., Ltd.	64,000	177,434
	Yushiro Chemical Industry Co., Ltd.	47,100	501,662
Total Materials			193,215,379

Telecommunication Services — (0.1%)
#	eAccess, Ltd.	9,371	1,834,556

Utilities — (0.5%)
	Hokkaido Gas Co., Ltd.	210,000	691,801
	Hokuriku Gas Co., Ltd.	99,000	259,936
	Okinawa Electric Power Co., Ltd.	67,671	2,193,615
	Saibu Gas Co., Ltd.	1,396,000	3,659,480

24

The Japanese Small Company Series
continued

	Shares	Value††
Utilities — (Continued)
Shizuoka Gas Co., Ltd.	243,000	$1,621,208
Total Utilities		8,426,040
TOTAL COMMON STOCKS		1,667,558,229

RIGHTS/WARRANTS — (0.0%)
* Oak Capital Corp. Warrants 08/31/12	53,135	4,653

	Shares/
	Face
	Amount	Value†
	(000)
SECURITIES LENDING COLLATERAL — (9.9%)
§@ DFA Short Term Investment Fund	183,000,000	183,000,000
@ Repurchase Agreement, Deutsche Bank Securities, Inc. 0.20%, 07/02/12
(Collateralized by U.S. Treasury Note 0.375%, 04/15/15, valued at $715,997)
to be repurchased at $701,969	$702	701,957
TOTAL SECURITIES LENDING COLLATERAL		183,701,957

TOTAL INVESTMENTS — (100.0%)
(Cost $1,960,535,474)		$1,851,264,839

25

THE ASIA PACIFIC SMALL COMPANY SERIES

SCHEDULE OF INVESTMENTS

June 30, 2012
(Unaudited)

		Shares	Value††
COMMON STOCKS — (80.9%)
AUSTRALIA — (50.5%)
*	AAT Corp., Ltd.	9,992	$—
#*	ABM Resources NL	4,447,721	175,077
*	Acacia Coal, Ltd.	88,692	2,288
*	Acer Energy, Ltd.	229,729	28,495
#*	Acrux, Ltd.	703,625	3,052,778
	Adelaide Brighton, Ltd.	1,932,792	6,340,874
#*	Aditya Birla Minerals, Ltd.	878,000	429,404
*	AED Oil, Ltd.	363,401	—
#*	Ainsworth Game Technology, Ltd.	361,760	783,052
*	AJ Lucas Group, Ltd.	317,969	343,485
#*	Alchemia, Ltd.	724,903	337,432
#	Alesco Corp., Ltd.	457,971	918,289
#*	Alkane Resources, Ltd.	1,255,636	1,036,872
*	Alliance Resources, Ltd.	444,483	92,330
*	Altona Mining, Ltd.	1,108,169	272,211
*	Amadeus Energy, Ltd.	819,137	185,516
	Amalgamated Holdings, Ltd.	462,896	3,063,638
	Amcom Telecommunications, Ltd.	556,812	617,837
#*	Ampella Mining, Ltd.	225,174	118,557
	Ansell, Ltd.	503,479	6,843,446
#*	Antares Energy, Ltd.	937,175	373,054
*	AP Eagers, Ltd.	220,735	770,259
#	APN News & Media, Ltd.	2,103,322	1,429,342
#*	Aquarius Platinum, Ltd.	1,550,854	1,138,258
#*	Aquila Resources, Ltd.	142,394	443,062
#*	Arafura Resources, Ltd.	1,093,749	255,372
	ARB Corp., Ltd.	347,600	3,251,201
	Ariadne Australia, Ltd.	267,324	95,082
#	Aristocrat Leisure, Ltd.	2,580,305	7,356,251
#	ASG Group, Ltd.	442,001	379,926
*	Aspire Mining, Ltd.	902,429	141,631
#*	Atlantic, Ltd.	238,482	100,855
#*	Aurora Oil & Gas, Ltd.	1,371,383	4,426,745
#	Ausdrill, Ltd.	1,466,628	5,198,008
#	Ausenco, Ltd.	343,044	1,268,830
#*	Ausgold, Ltd.	52,096	21,980
#	Austal, Ltd.	581,980	969,749
	Austbrokers Holdings, Ltd.	97,492	694,337
	Austin Engineering, Ltd.	188,444	836,478
*	Austpac Resources NL	2,524,951	75,125
*	Australian Agricultural Co., Ltd.	923,263	1,063,753
#	Australian Infrastructure Fund NL	3,606,473	8,920,693
	Australian Pharmaceutical Industries, Ltd.	2,452,401	885,013
	Australian Worldwide Exploration, Ltd.	2,111,897	2,932,062
	Automotive Holdings Group NL	586,489	1,493,353
#*	Avanco Resources, Ltd.	2,010,636	115,384
*	Avita Medical, Ltd.	58,058	11,096
#	AVJennings, Ltd.	5,185,036	1,598,925
#*	Azimuth Resources, Ltd.	398,859	152,840
#*	Azumah Resources, Ltd.	737,953	140,908
*	Ballarat South Gold, Ltd.	1,996	—
#*	Bandanna Energy, Ltd.	622,869	220,670
#	Bank of Queensland, Ltd.	896,080	6,130,458
#*	Bannerman Resources, Ltd.	332,217	41,462
#*	Bathurst Resources, Ltd.	767,231	303,540
#*	BC Iron, Ltd.	258,613	692,348
	Beach Energy, Ltd.	5,460,246	5,317,309
#*	Beadell Resources, Ltd.	1,500,515	969,856

1

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED

.
		Shares	Value††
AUSTRALIA — (Continued)
#*	Berkeley Resources, Ltd.	434,006	$179,702
	Beyond International, Ltd.	61,256	43,887
#	Billabong International, Ltd.	1,058,071	1,180,240
#*	Bionomics, Ltd.	357,292	110,384
#*	Biota Holdings, Ltd.	1,027,571	729,935
*	Bisalloy Steel Group, Ltd.	93,800	134,872
#	Blackmores, Ltd.	76,950	2,071,957
#*	Blackthorn Resources, Ltd.	95,894	115,500
*	BlueScope Steel, Ltd.	13,572,369	4,219,732
	Boart Longyear, Ltd.	2,638,658	7,864,172
*	Boom Logistics, Ltd.	763,163	169,224
*	Boulder Steel, Ltd.	1,667,795	39,243
	Bradken, Ltd.	1,022,589	5,493,177
	Breville Group, Ltd.	598,466	2,697,097
#	Brickworks, Ltd.	132,797	1,375,900
	BSA, Ltd.	666,656	137,217
	BT Investment Management, Ltd.	193,869	353,655
*	Buccaneer Energy, Ltd.	3,021,725	153,115
#*	Buru Energy, Ltd.	534,065	1,736,641
	Cabcharge Australia, Ltd.	562,463	2,898,847
*	Calliden Group, Ltd.	389,687	48,178
	Campbell Brothers, Ltd.	151	8,465
*	Cape Lambert Resources, Ltd.	373,413	121,910
*	Cape Range Wireless, Ltd.	7,260	—
#*	Capral, Ltd.	58,499	7,848
#	Cardno, Ltd.	505,707	3,942,225
#*	Carnarvon Petroleum, Ltd.	3,885,525	422,569
*	Carnegie Wave Energy, Ltd.	263,165	7,293
#	carsales.com, Ltd.	1,220,399	7,544,118
#	Cash Converters International, Ltd.	1,180,931	786,963
*	CDS Technologies, Ltd.	13,276	—
#	Cedar Woods Properties, Ltd.	132,050	483,738
*	Centaurus Metals, Ltd.	143,557	65,159
#*	Central Petroleum, Ltd.	1,759,865	169,497
*	Centrebet International, Ltd. Claim Units	81,336	—
*	Centrex Metals, Ltd.	51,889	9,636
#*	Ceramic Fuel Cells, Ltd.	4,258,202	352,830
#*	Cerro Resources NL	1,961,035	146,793
#*	CGA Mining, Ltd.	10,124	19,071
#*	Chalice Gold Mines, Ltd.	320,684	72,722
	Challenger, Ltd.	198,545	666,846
	Chandler Macleod Group, Ltd.	338,118	145,371
*	Chemeq, Ltd.	166,742	—
*	ChemGenex Pharmaceuticals, Ltd.	115,291	2,950
*	Chesser Resources, Ltd.	156,921	52,570
*	Citigold Corp., Ltd.	3,765,806	232,308
#	Clarius Group, Ltd.	1,126,662	497,438
*	Clinuvel Pharmaceuticals, Ltd.	118,435	193,273
#	Clough, Ltd.	1,527,345	1,168,536
	Clover Corp., Ltd.	269,348	105,383
*	CO2 Group, Ltd.	844,559	100,109
#*	Coal of Africa, Ltd.	668,800	388,685
#*	Coalspur Mines, Ltd.	1,239,823	854,340
#*	Cobar Consolidated Resources, Ltd.	112,626	62,380
#*	Cockatoo Coal, Ltd.	3,318,970	654,304
	Codan, Ltd.	157,127	225,479
#*	Coffey International, Ltd.	1,048,636	378,842
	Collection House, Ltd.	1,848,079	1,519,525
*	Comet Ridge, Ltd.	65,567	7,079
#	Consolidated Media Holdings, Ltd.	1,276,820	4,427,606
*	Continental Coal, Ltd.	1,180,827	109,620

2

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED

		Shares	Value††
AUSTRALIA — (Continued)
*	Cooper Energy, Ltd.	336,842	$154,769
	Coventry Group, Ltd.	144,778	394,141
#	Credit Corp. Group, Ltd.	110,382	658,207
*	Crusader Resources, Ltd.	155,861	99,640
#	CSG, Ltd.	674,612	546,353
#	CSR, Ltd.	2,491,176	3,594,138
	CTI Logistics, Ltd.	7,200	9,580
#*	Cudeco, Ltd.	399,317	1,317,449
#*	Cue Energy Resources, Ltd.	1,378,665	256,361
#	Data#3, Ltd.	305,808	348,709
#	David Jones, Ltd.	3,152,271	8,428,915
	Decmil Group, Ltd.	655,425	1,798,654
*	Deep Yellow, Ltd.	850,894	40,391
#	Devine, Ltd.	497,498	296,499
#*	Discovery Metals, Ltd.	1,249,162	1,818,572
	Domino’s Pizza Enterprises, Ltd.	14,892	153,938
*	Downer EDI, Ltd.	1,857,964	6,010,251
*	Dragon Mining, Ltd.	171,966	119,857
#*	Drillsearch Energy, Ltd.	1,537,657	1,592,030
	DUET Group	4,637,733	8,786,715
#	DuluxGroup, Ltd.	2,167,142	6,728,402
#	DWS, Ltd.	278,315	419,408
*	Dyesol, Ltd.	269,261	30,597
#*	Elders, Ltd.	1,419,921	322,763
#*	Elemental Minerals, Ltd.	388,188	258,192
*	Ellect Holdings, Ltd.	482	—
	Emeco Holdings, Ltd.	2,172,998	1,963,010
*	Empire Oil & Gas NL	427,500	6,609
#*	Energy Resources of Australia, Ltd.	684,442	1,127,811
*	Energy World Corp., Ltd.	4,025,738	1,545,304
*	Engenco, Ltd.	22,880	11,757
*	Entek Energy, Ltd.	920,744	128,560
#	Envestra, Ltd.	5,386,882	4,348,932
#*	Equatorial Resources, Ltd.	176,571	353,784
#*	Eureka Energy, Ltd.	294,134	136,239
#	Euroz, Ltd.	81,100	96,021
*	Evolution Mining, Ltd.	1,644,550	2,497,010
#	Exco Resources, Ltd.	429,909	70,625
#*	Fairfax Media, Ltd.	2,761,254	1,583,931
	Fantastic Holdings, Ltd.	355,613	837,763
#*	FAR, Ltd.	8,225,394	306,496
	Finbar Group, Ltd.	58,051	63,971
*	Finders Resources, Ltd.	7,442	1,881
#	FKP Property Group, Ltd.	3,177,933	1,246,310
#	Fleetwood Corp., Ltd.	304,802	3,690,227
	FlexiGroup, Ltd.	597,372	1,596,545
#	Flight Centre, Ltd.	192,954	3,771,642
*	Flinders Mines, Ltd.	6,909,293	927,998
*	Focus Minerals, Ltd.	19,167,915	731,080
*	Forest Enterprises Australia, Ltd.	2,849,173	—
#	Forge Group, Ltd.	252,731	1,143,154
*	Forte Energy NL	906,302	16,787
	G8 Education, Ltd.	69,051	69,100
#*	Galaxy Resources, Ltd.	760,450	464,517
	Gazal Corp., Ltd.	104,542	192,865
#*	Geodynamics, Ltd.	1,015,653	115,776
#*	Gindalbie Metals, Ltd.	2,600,255	1,191,918
*	Global Construction Services, Ltd.	1,832	2,380
#*	Gold Road Resources, Ltd.	141,504	27,803
#*	Golden Rim Resources, Ltd.	722,577	93,373
#	Goodman Fielder, Ltd.	8,296,037	4,687,263

3

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED

		Shares	Value††
AUSTRALIA — (Continued)
	GrainCorp, Ltd.	759,612	$7,436,816
	Grange Resources, Ltd.	1,245,669	674,429
#*	Great Southern, Ltd.	9,302,784	—
#*	Greenland Minerals & Energy, Ltd.	711,078	295,499
#*	Gryphon Minerals, Ltd.	1,673,195	1,177,288
#	GUD Holdings, Ltd.	450,925	3,992,716
*	Gujarat NRE Coking Coal, Ltd.	119,865	19,186
#*	Gunns, Ltd.	2,872,620	470,420
#	GWA Group, Ltd.	1,206,755	2,611,470
*	Hastie Group, Ltd.	81,042	13,271
#*	Havilah Resources NL	258,836	187,294
	HFA Holdings, Ltd.	235,865	165,974
	HGL, Ltd.	102,586	80,662
#*	Highlands Pacific, Ltd.	2,651,500	425,715
#*	Hillgrove Resources, Ltd.	909,242	108,656
#	Hills Holdings, Ltd.	1,006,582	1,096,630
#*	Horizon Oil, Ltd.	4,487,756	1,335,323
*	Hutchison Telecommunications Australia, Ltd.	3,423,618	105,289
#*	Icon Energy, Ltd.	1,701,528	316,248
*	IDM International, Ltd.	23,969	1,840
#	iiNet, Ltd.	664,344	2,103,268
	Imdex, Ltd.	1,061,080	1,941,715
#	IMF Australia, Ltd.	314,016	470,029
*	IMX Resources, Ltd.	594,082	110,511
#	Independence Group NL	1,024,848	3,666,816
*	Indo Mines, Ltd.	81,968	15,683
*	Indophil Resources NL	3,118,946	1,097,598
	Industrea, Ltd.	1,478,422	1,964,366
#*	Infigen Energy, Ltd.	1,792,781	417,374
	Infomedia, Ltd.	1,458,074	299,233
*	Integra Mining, Ltd.	3,714,022	1,499,508
	Integrated Research, Ltd.	261,513	178,353
#*	Intrepid Mines, Ltd.	1,794,707	961,709
#	Invocare, Ltd.	633,106	5,250,810
	IOOF Holdings, Ltd.	1,074,600	6,727,331
#	Iress, Ltd.	603,773	4,069,654
#*	Iron Ore Holdings, Ltd.	336,216	309,574
#*	Ivanhoe Australia, Ltd.	396,947	246,688
#	JB Hi-Fi, Ltd.	582,072	5,317,837
#*	Jupiter Mines, Ltd.	465,443	77,028
#	K&S Corp., Ltd.	220,226	276,865
#*	Kagara, Ltd.	1,945,393	238,933
#*	Kangaroo Resources, Ltd.	2,874,627	238,371
*	Karoon Gas Australia, Ltd.	667,086	2,801,576
#*	Kasbah Resources, Ltd.	478,599	86,949
#	Kingsgate Consolidated, Ltd.	770,830	3,856,342
#*	Kingsrose Mining, Ltd.	688,387	815,528
*	Lednium, Ltd.	195,019	15,968
#*	Linc Energy, Ltd.	1,497,847	1,078,868
#*	Liquefied Natural Gas, Ltd.	595,144	199,643
	Little World Beverages, Ltd.	502	2,666
	Lycopodium, Ltd.	57,046	390,572
#	M2 Telecommunications Group, Ltd.	595,839	2,062,058
	MacMahon Holdings, Ltd.	3,532,236	2,104,341
#*	Macmin Silver, Ltd.	4,043,277	146,434
*	Macquarie Atlas Roads Group NL	1,535,838	2,363,719
	Macquarie Telecom Group, Ltd.	35,019	301,010
#*	Marengo Mining, Ltd.	1,428,204	222,260
#	Matrix Composites & Engineering, Ltd.	158,693	290,096
	MaxiTRANS Industries, Ltd.	942,578	596,219
*	Mayne Pharma Group, Ltd.	205,191	73,943

4

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED

		Shares	Value††
AUSTRALIA — (Continued)
	McGuigan Simeon Wines, Ltd.	2,437,348	$852,410
#	McMillan Shakespeare, Ltd.	235,687	2,866,175
	McPherson’s, Ltd.	303,441	498,032
#	Medusa Mining, Ltd.	844,923	4,214,829
	Melbourne IT, Ltd.	440,506	735,115
*	MEO Australia, Ltd.	681,039	172,762
#	Mermaid Marine Australia, Ltd.	1,078,617	3,137,075
#*	Mesoblast, Ltd.	169,618	1,088,505
*	Metals X, Ltd.	173,131	25,945
*	Metgasco, Ltd.	667,052	145,295
*	Metminco, Ltd.	1,879,249	191,712
*	MetroCoal, Ltd.	68,725	17,915
#*	MHM Metals, Ltd.	287,217	130,002
*	Miclyn Express Offshore, Ltd.	662,257	1,382,708
	Mincor Resources NL	1,004,969	670,650
*	Minemakers, Ltd.	113,803	17,745
#*	Mineral Deposits, Ltd.	306,156	1,374,386
	Mineral Resources, Ltd.	377,669	3,503,332
#*	Mirabela Nickel, Ltd.	2,693,751	727,142
#*	Molopo Energy, Ltd.	1,186,993	669,882
*	Moly Mines, Ltd.	25,253	3,122
#	Monadelphous Group, Ltd.	319,624	7,224,841
*	Morning Star Gold NL	332,749	37,463
#	Mortgage Choice, Ltd.	631,109	833,484
#	Mount Gibson Iron, Ltd.	3,038,008	2,714,545
#*	Murchison Metals, Ltd.	1,229,022	599,171
#	Myer Holdings, Ltd.	3,564,925	5,930,505
	MyState, Ltd.	34,281	107,180
*	Nanosonics, Ltd.	259,364	136,349
#	Navitas, Ltd.	1,189,617	5,315,591
#*	New Guinea Energy, Ltd.	359,345	17,466
#*	NewSat, Ltd.	405,515	234,511
*	Nexbis, Ltd.	580,630	58,833
*	Nexus Energy, Ltd.	4,998,176	573,381
#	NIB Holdings, Ltd.	741,166	1,136,069
*	Nido Petroleum, Ltd.	6,093,154	228,193
#*	Noble Mineral Resources, Ltd.	859,168	177,258
	Norfolk Group, Ltd.	361,653	377,984
*	Northern Iron, Ltd.	599,344	573,601
#*	Northern Star Resources, Ltd.	1,454,940	1,157,387
#*	Norton Gold Fields, Ltd.	561,526	135,636
	NRW Holdings, Ltd.	1,174,775	3,679,323
#*	NuCoal Resources, Ltd.	429,538	106,269
	Nufarm, Ltd.	817,424	4,269,280
#	Oakton, Ltd.	378,695	408,625
#*	Oilex, Ltd.	247,428	29,604
	OneSteel, Ltd.	6,037,433	5,444,597
#*	OPUS Group, Ltd.	75,859	45,032
#*	Orocobre, Ltd.	257,530	492,689
#	OrotonGroup, Ltd.	89,607	671,830
*	Otto Energy, Ltd.	1,936,175	185,508
	Pacific Brands, Ltd.	4,412,120	2,276,162
*	Pacific Niugini, Ltd.	200,616	48,929
#*	Paladin Energy, Ltd.	4,096,983	5,356,785
*	Pan Pacific Petroleum NL	1,094,343	157,711
*	PanAust, Ltd.	993,427	2,830,556
#*	Pancontinental Oil & Gas NL	1,057,588	192,592
#	Panoramic Resources, Ltd.	971,509	615,170
*	PaperlinX, Ltd.	2,814,406	165,686
#*	Papillon Resources, Ltd.	32,010	32,213
	Patties Foods, Ltd.	36,136	59,531

5

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED

		Shares	Value††
AUSTRALIA — (Continued)
#*	Peak Resources, Ltd.	288,357	$66,491
#	Peet, Ltd.	1,096,798	756,572
#*	Peninsula Energy, Ltd.	5,178,834	178,155
#*	Perilya, Ltd.	1,482,070	391,628
#	Perpetual Trustees Australia, Ltd.	226,579	5,365,355
#*	Perseus Mining, Ltd.	1,605,654	4,119,756
#*	Pharmaxis, Ltd.	1,018,699	1,078,468
*	Phosphagenics, Ltd.	1,659,005	258,121
*	Photon Group, Ltd.	20,635	10,560
*	Plantcorp NL	4,329	—
#*	Platinum Australia, Ltd.	1,442,661	98,930
#*	Pluton Resources, Ltd.	538,056	93,619
	PMP, Ltd.	2,395,607	861,625
*	Poseidon Nickel, Ltd.	436,181	45,059
#	Premier Investments, Ltd.	278,643	1,331,864
#*	Prima Biomed, Ltd.	2,338,194	280,659
	Primary Health Care, Ltd.	1,960,174	5,965,673
	Prime Media Group, Ltd.	1,777,139	1,212,075
#	PrimeAg, Ltd.	213,399	252,083
	Programmed Maintenance Service, Ltd.	550,149	1,369,457
*	QRxPharma, Ltd.	173,666	104,997
*	Quickstep Holdings, Ltd.	462,355	78,583
*	Ramelius Resources, Ltd.	1,512,836	757,742
#*	Range Resources, Ltd.	1,456,711	150,618
	RCR Tomlinson, Ltd.	1,056,974	1,947,907
#	REA Group, Ltd.	216,612	3,050,106
	Reckon, Ltd.	271,858	585,829
*	Red 5, Ltd.	9,022	13,568
*	Red Fork Energy, Ltd.	947,137	722,440
	Redflex Holdings, Ltd.	377,855	816,976
	Reece Australia, Ltd.	238,457	4,395,674
#*	Reed Resources, Ltd.	698,001	147,462
*	Regis Resources, Ltd.	1,364,646	5,502,059
#	Reject Shop, Ltd. (The)	122,036	1,149,586
*	Resolute Mining, Ltd.	3,133,646	4,362,754
#*	Resource & Investment NL	353,895	131,593
*	Resource Equipment, Ltd.	118,411	43,659
*	Resource Generation, Ltd.	338,381	103,104
#	Retail Food Group, Ltd.	69,955	190,409
#*	Rex Minerals, Ltd.	469,315	382,493
#*	Rialto Energy, Ltd.	1,967,580	416,889
#	Ridley Corp., Ltd.	1,283,068	1,341,874
*	RiverCity Motorway Group, Ltd.	1,563,354	—
#*	Robust Resources, Ltd.	136,513	121,057
*	Roc Oil Co., Ltd.	6,490,268	2,118,325
	Runge, Ltd.	30,702	11,026
#	Ruralco Holdings, Ltd.	88,651	278,302
#	SAI Global, Ltd.	1,180,630	5,792,540
#*	Salinas Energy, Ltd.	1,712,515	561,863
#	Salmat, Ltd.	664,807	1,534,863
#*	Samson Oil & Gas, Ltd.	7,175,499	392,121
#*	Sandfire Resources NL	394,850	2,930,905
#*	Saracen Mineral Holdings, Ltd.	2,686,129	1,539,932
	Schaffer Corp., Ltd.	33,766	124,272
	Sedgman, Ltd.	443,054	635,004
#	Seek, Ltd.	666,916	4,369,625
#	Select Harvests, Ltd.	303,880	407,224
#*	Senex Energy, Ltd.	3,079,757	2,264,863
	Servcorp, Ltd.	301,327	819,901
	Service Stream, Ltd.	1,432,710	517,066
	Seven Group Holdings, Ltd.	97,673	781,031

6

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED

		Shares	Value††
AUSTRALIA — (Continued)
	Seven West Media, Ltd.	298,299	$538,134
#	Sigma Pharmaceuticals, Ltd.	4,898,960	3,082,144
*	Sihayo Gold, Ltd.	603,971	83,451
#*	Silex System, Ltd.	545,788	1,803,299
*	Silver Lake Resources, Ltd.	1,125,179	3,260,432
*	Sipa Resources International NL	706,804	63,656
#	Sirtex Medical, Ltd.	219,105	1,370,496
#	Skilled Group, Ltd.	492,016	1,202,565
	Slater & Gordon, Ltd.	24,701	46,906
#	SMS Management & Technology, Ltd.	435,122	2,300,233
*	Southern Cross Electrical Engineering, Ltd.	21,171	26,069
	Southern Cross Media Group, Ltd.	2,546,520	3,159,729
#	SP Telemedia, Ltd.	1,569,063	2,820,899
	Spark Infrastructure Group, Ltd.	5,579,889	8,748,469
#*	Specialty Fashion Group, Ltd.	809,557	429,808
	Spotless Group, Ltd.	1,215,571	3,184,618
*	St. Barbara, Ltd.	1,946,083	3,547,160
*	Starpharma Holdings, Ltd.	962,091	1,361,460
#*	Straits Resources, Ltd.	917,602	345,335
*	Strike Energy, Ltd.	1,230,120	190,988
	Structural Systems, Ltd.	138,772	101,615
	STW Communications Group, Ltd.	1,087,599	1,053,801
#*	Sundance Energy Australia, Ltd.	1,009,945	586,918
*	Sundance Resources, Ltd.	8,756,539	2,981,387
*	Sunland Group, Ltd.	741,191	707,470
#	Super Retail Group, Ltd.	1,291,875	9,545,101
	Swick Mining Services, Ltd.	87,194	23,770
#	Talent2 International, Ltd.	472,312	370,021
*	Talisman Mining, Ltd.	217,981	72,072
#*	Tanami Gold NL	569,930	427,802
*	Tap Oil, Ltd.	1,450,696	1,033,240
#	Tassal Group, Ltd.	626,912	860,021
#	Technology One, Ltd.	1,322,653	1,586,410
#	Ten Network Holdings, Ltd.	5,185,546	2,700,545
*	Terramin Australia, Ltd.	100,290	6,212
#*	Texon Petroleum, Ltd.	871,211	420,052
#	TFS Corp., Ltd.	1,393,854	709,231
#	Thakral Holdings Group, Ltd.	2,559,697	1,997,182
#*	ThinkSmart, Ltd.	175,934	36,214
	Thorn Group, Ltd.	370,228	557,099
*	Tiger Resources, Ltd.	1,751,101	472,975
*	Tissue Therapies, Ltd.	41,469	20,320
*	Toro Energy, Ltd.	70,156	4,908
#	Tox Free Solutions, Ltd.	461,406	1,184,301
	Transfield Services, Ltd.	2,144,148	4,018,473
#*	Transpacific Industries Group, Ltd.	4,533,180	3,409,168
#	Troy Resources, Ltd.	406,854	1,635,988
	Trust Co., Ltd. (The)	89,605	413,236
#	UGL, Ltd.	59,049	756,099
*	Unity Mining, Ltd.	583,327	71,909
	UXC, Ltd.	1,169,545	680,947
*	VDM Group, Ltd.	1,684,753	78,759
#*	Venture Minerals, Ltd.	450,858	133,206
*	Venturex Resources, Ltd.	42,171	1,609
	Village Roadshow, Ltd.	855,994	2,767,444
#*	Virgin Australia Holdings, Ltd. (B43DQC7)	7,648,897	3,083,043
*	Virgin Australia Holdings, Ltd. (B7L5734)	7,648,897	39,143
	Warrnambool Cheese & Butter Factory Co. Holding, Ltd.	1,203	4,197
#	Watpac, Ltd.	711,698	420,997
	WDS, Ltd.	375,342	158,478
#	Webjet, Ltd.	356,064	1,237,666

7

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED

		Shares	Value††
AUSTRALIA — (Continued)
	Webster, Ltd.	144,737	$74,255
#	Western Areas NL	765,031	3,217,585
#*	Western Desert Resouurces, Ltd.	225,143	176,058
*	Westgold Resources, Ltd.	59,310	8,543
#*	White Energy Co., Ltd.	643,913	210,676
	WHK Group, Ltd.	1,202,433	1,035,618
#	Wide Bay Australia, Ltd.	84,697	505,603
*	Willmott Forests, Ltd.	17,224	—
#*	Windimurra Vanadium, Ltd.	537,429	—
#	Wotif.com Holdings, Ltd.	588,604	2,557,692
*	Yancoal Australia, Ltd. (B7TY454)	232,730	597,880
*	Yancoal Australia, Ltd. (B84LB45)	232,730	298,940
#*	YTC Resources, Ltd.	104,200	27,508
TOTAL AUSTRALIA			542,238,006

CHINA — (0.0%)
#*	China Public Procurement, Ltd.	5,230,000	—
*	Skyfame Realty Holdings, Ltd.	2,963,625	203,011
TOTAL CHINA			203,011

HONG KONG — (13.7%)
	Aeon Credit Service (Asia) Co., Ltd.	580,000	489,114
	Aeon Stores Hong Kong Co., Ltd.	234,000	723,360
	Alco Holdings, Ltd.	1,426,000	327,129
	Allan International Holdings, Ltd.	720,000	195,293
	Allied Group, Ltd.	683,200	1,543,006
*	Allied Overseas, Ltd.	50,000	24,559
*	Allied Properties, Ltd.	12,297,857	1,577,596
*	Apac Resources, Ltd.	12,720,000	468,447
*	Apollo Solar Energy Technology Holdings, Ltd.	19,976,000	592,452
	APT Satellite Holdings, Ltd.	1,275,000	344,204
*	Ares Asia, Ltd.	560,400	49,291
*	Artel Solutions Group Holdings, Ltd.	7,885,000	89,964
*	Artini China Co., Ltd.	2,249,000	40,417
	Arts Optical International Holdings, Ltd.	730,000	200,183
	Asia Financial Holdings, Ltd.	2,474,908	928,093
	Asia Satellite Telecommunications Holdings, Ltd.	962,000	2,490,389
	Asia Standard Hotel Group, Ltd.	11,797,218	1,103,264
	Asia Standard International Group, Ltd.	13,333,185	2,055,884
	Associated International Hotels, Ltd.	980,000	2,071,586
*	Astron Corp., Ltd.	34,680	44,862
	Aupu Group Holding Co., Ltd.	2,504,000	204,913
	Automated Systems Holdings, Ltd.	394,000	52,894
	Bauhaus International Holdings, Ltd.	662,000	144,781
*	Beijing Yu Sheng Tang Pharmaceutical Group, Ltd.	1,324,000	8,475
*	Bel Global Resources Holdings, Ltd.	2,576,000	47,151
*	Bio-Dynamic Group, Ltd.	2,544,000	182,206
*	Birmingham International Holdings, Ltd.	6,502,000	127,392
	Bonjour Holdings, Ltd.	5,006,000	724,346
	Bossini International Holdings, Ltd.	3,871,500	244,676
	Brightoil Petroleum Holdings, Ltd.	224,000	44,532
#*	Burwill Holdings, Ltd.	8,888,960	150,936
	Cafe de Coral Holdings, Ltd.	760,000	2,033,370
*	Capital Estate, Ltd.	4,976,000	98,911
*	Carico Holdings, Ltd.	23,440,000	932,854
	Century City International Holdings, Ltd.	6,419,460	443,623
	Century Sunshine Group Holdings, Ltd.	3,655,000	103,550
	Champion Technology Holdings, Ltd.	14,881,730	179,782
	Chen Hsong Holdings, Ltd.	898,000	268,609
	Cheuk Nang Holdings, Ltd.	386,457	151,781
	Chevalier International Holdings, Ltd.	737,482	838,976

8

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED

		Shares	Value††
HONG KONG — (Continued)
*	China Best Group Holding, Ltd.	3,721,400	$46,085
*	China Billion Resources, Ltd.	4,876,000	—
*	China Boon Holdings, Ltd.	6,200,000	73,267
*	China Daye Non-Ferrous Metals Mining, Ltd.	4,217,837	191,535
*	China Digicontent Co., Ltd.	2,710,000	3,493
*	China Digital Licensing Group, Ltd.	770,000	22,434
*	China Electronics Corp. Holdings Co., Ltd.	2,888,250	217,726
*	China Energy Development Holdings, Ltd.	22,152,000	262,832
*	China Environmental Investment Holdings, Ltd.	7,470,000	227,534
*	China Financial Services Holdings, Ltd.	954,000	53,980
*	China Flavors & Fragrances Co., Ltd.	156,137	20,778
*	China Gamma Group, Ltd.	7,500,000	145,510
*	China Infrastructure Investment, Ltd.	8,680,000	253,116
*	China Investments Holdings, Ltd.	149,000	3,467
#*	China Mandarin Holdings, Ltd.	960,480	72,931
	China Metal International Holdings, Ltd.	2,582,000	415,278
*	China Motion Telecom International, Ltd.	4,366,000	52,769
	China Motor Bus Co., Ltd.	50,000	389,879
*	China Nuclear Industry 23 International Corp., Ltd.	1,024,000	236,629
*	China Ocean Shipbuilding Industry Group, Ltd.	2,582,000	26,487
*	China Oriental Culture Group, Ltd.	3,600,000	98,552
*	China Pipe Group, Ltd.	100,000	325
*	China Renji Medical Group, Ltd.	12,784,000	—
#*	China Resources & Transportation Group, Ltd.	32,900,000	1,154,199
#*	China Solar Energy Holdings, Ltd.	37,990,000	143,434
*	China Strategic Holdings, Ltd.	12,585,000	230,510
	China Ting Group Holdings, Ltd.	2,443,151	142,471
*	China Tycoon Beverage Holdings, Ltd.	2,732,000	29,933
*	China WindPower Group, Ltd.	14,630,000	526,372
*	China Yunnan Tin Minerals Group Co., Ltd.	41,776	1,237
	China-Hongkong Photo Products Holdings, Ltd.	2,123,000	157,242
	Chinney Investments, Ltd.	1,144,000	139,093
#	Chong Hing Bank, Ltd.	878,000	1,407,027
	Chow Sang Sang Holdings International, Ltd.	104,000	203,060
	Chu Kong Shipping Enterprise Group Co., Ltd.	2,188,000	324,966
	Chuang’s China Investments, Ltd.	3,388,000	184,853
	Chuang’s Consortium International, Ltd.	3,569,965	372,180
*	Chun Wo Development Holdings, Ltd.	2,002,926	111,907
#	Citic Telecom International Holdings, Ltd.	4,451,000	812,239
	City Telecom, Ltd.	1,590,751	297,408
	CK Life Sciences International Holdings, Inc.	12,774,000	672,046
*	Climax International Co., Ltd.	1	—
	CNT Group, Ltd.	8,315,264	407,932
	COL Capital, Ltd.	2,649,840	378,231
	Computer & Technologies Holdings, Ltd.	432,000	95,902
*	Continental Holdings, Ltd.	5,148,250	57,480
	Cosmos Machinery Enterprises, Ltd.	1,584,400	87,885
*	CP Lotus Corp., Ltd.	11,420,000	302,640
	Cross-Harbour Holdings, Ltd. (The)	659,520	524,714
	CSI Properties, Ltd.	10,476,383	454,893
*	CST Mining Group, Ltd.	71,688,000	1,133,608
*	Culture Landmark Investment, Ltd.	10,196,000	65,682
*	Culturecom Holdings, Ltd.	1,505,000	257,582
	Dah Sing Banking Group, Ltd.	1,092,240	991,544
	Dah Sing Financial Holdings, Ltd.	621,427	1,942,775
*	Dan Form Holdings Co., Ltd.	3,261,260	391,006
*	Dejin Resources Group Co., Ltd.	5,973,000	59,058
	Dickson Concepts International, Ltd.	953,500	514,403
	Dingyi Group Investment, Ltd.	5,497,500	141,883
*	Doxen Energy Group, Ltd.	542,796	77,821
*	DVN Holdings, Ltd.	1,954,000	62,707

9

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED

		Shares	Value††
HONG KONG — (Continued)
	Dynamic Holdings, Ltd.	360,000	$58,300
	Eagle Nice International Holdings, Ltd.	1,078,000	240,391
	EcoGreen Fine Chemicals Group, Ltd.	1,112,000	195,654
*	EganaGoldpfeil Holdings, Ltd.	4,121,757	—
*	e-Kong Group, Ltd.	290,000	16,370
	Emperor Entertainment Hotel, Ltd.	2,700,000	485,274
	Emperor International Holdings, Ltd.	5,884,753	1,129,548
#	Emperor Watch & Jewellery, Ltd.	15,800,000	1,451,566
*	ENM Holdings, Ltd.	15,112,000	897,154
*	Enviro Energy International Holdings, Ltd.	4,138,000	88,592
*	EPI Holdings, Ltd.	4,259,927	94,738
#*	Esprit Holdings, Ltd.	83,000	106,961
*	eSun Holdings, Ltd.	2,554,000	309,213
	EVA Precision Industrial Holdings, Ltd.	5,634,000	462,990
*	Ezcom Holdings, Ltd.	72,576	449
	Fairwood, Ltd.	337,600	630,198
	Far East Consortium International, Ltd.	4,612,271	864,106
*	Far East Technology International, Ltd.	179,520	17,818
*	First Natural Foods Holdings, Ltd.	2,365,000	—
#*	Fook Woo Group Holdings, Ltd.	952,000	166,889
*	Foundation Group, Ltd.	2,350,000	—
	Fountain SET Holdings, Ltd.	4,622,000	517,897
	Four Seas Mercantile Holdings, Ltd.	592,000	175,671
*	Frasers Property China, Ltd.	16,477,000	587,286
	Fujikon Industrial Holdings, Ltd.	686,000	136,865
	Get Nice Holdings, Ltd.	19,044,000	718,116
#	Giordano International, Ltd.	7,240,000	5,163,860
*	Global Tech Holdings, Ltd.	4,598,000	14,823
#	Glorious Sun Enterprises, Ltd.	2,676,000	828,765
	Gold Peak Industries Holding, Ltd.	3,118,642	304,998
	Golden Resources Development International, Ltd.	3,330,500	155,318
*	Goldin Financial Holdings, Ltd.	480,000	57,501
*	Goldin Properties Holdings, Ltd.	3,044,000	1,203,460
	Golik Holdings, Ltd.	250,500	19,912
*	Good Fellow Resources Holdings, Ltd.	1,670,000	52,373
*	Grande Holdings, Ltd.	882,000	46,613
	Great Eagle Holdings, Ltd.	70,160	181,213
*	Greenheart Group, Ltd.	1,456,000	84,021
*	G-Resources Group, Ltd.	55,431,000	3,136,077
*	Group Sense International, Ltd.	2,448,000	53,320
	Guangnan Holdings, Ltd.	2,249,600	269,621
*	Guotai Junan International Holdings, Ltd.	126,000	46,435
	Haitong International Securities Group, Ltd.	1,243,586	459,300
*	Hang Fung Gold Technology, Ltd.	1,972,482	—
*	Hans Energy Co., Ltd.	7,056,000	87,564
	Harbour Centre Development, Ltd.	957,500	1,220,865
*	Hengli Commercial Properties Group, Ltd.	336,000	15,142
	High Fashion International, Ltd.	268,000	91,905
	HKR International, Ltd.	5,895,136	2,180,972
	Hon Kwok Land Investment Co., Ltd.	314,800	108,712
*	Hong Fok Land, Ltd.	1,210,000	1,560
	Hong Kong & Shanghai Hotels, Ltd.	4,000	5,337
	Hong Kong Ferry Holdings, Ltd.	809,300	669,123
*	Hongkong Chinese, Ltd.	4,774,000	764,466
*	Hop Fung Group Holdings, Ltd.	888,000	23,810
	Hsin Chong Construction Group, Ltd.	1,569,658	175,097
*	Huafeng Group Holdings, Ltd.	6,445,325	179,141
	Hung Hing Printing Group, Ltd.	1,298,000	201,377
	Hutchison Telecommunications Hong Kong Holdings, Ltd.	238,000	110,619
*	Hybrid Kinetic Group, Ltd.	14,884,000	247,758
*	HyComm Wireless, Ltd.	89,090	17,839

10

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED

		Shares	Value††
HONG KONG — (Continued)
*	I-Cable Communications, Ltd.	531,000	$25,599
*	IDT International, Ltd.	6,240,183	93,148
*	Imagi International Holdings, Ltd.	19,224,000	255,109
	IPE Group, Ltd.	2,060,000	166,204
#*	IRC, Ltd,	1,860,000	207,005
#	IT, Ltd.	2,802,532	1,225,031
	ITC Corp., Ltd.	659,645	34,650
*	ITC Properties Group, Ltd.	3,645,747	1,082,955
*	Jinhui Holdings, Ltd.	384,000	71,733
	Jiuzhou Development Co., Ltd.	2,558,000	221,634
*	JLF Investment Co., Ltd.	3,293,500	183,536
	Johnson Electric Holdings, Ltd.	71,500	43,707
	Joyce Boutique Holdings, Ltd.	1,530,000	113,948
	Junefield Department Store Group, Ltd.	306,000	17,001
#	K Wah International Holdings, Ltd.	5,590,405	2,204,507
*	Kam Hing International Holdings, Ltd.	1,974,000	157,442
	Kantone Holdings, Ltd.	14,737,991	120,969
*	Karl Thomson Holdings, Ltd.	834,000	46,599
	Karrie International Holdings, Ltd.	1,383,600	62,200
	Keck Seng Investments (Hong Kong), Ltd.	904,600	376,309
	Kin Yat Holdings, Ltd.	586,000	63,424
*	King Pacific International Holdings, Ltd.	1,404,200	22,082
*	King Stone Energy Group, Ltd.	3,043,000	194,783
	Kingmaker Footwear Holdings, Ltd.	1,484,955	231,241
	Kingston Financial Group, Ltd.	11,757,000	1,116,217
	Kith Holdings, Ltd.	204,000	19,477
*	Kiu Hung Energy Holdings, Ltd.	9,060,000	56,445
*	Ko Yo Chemical Group, Ltd.	16,260,000	273,376
*	Kosmopolito Hotels International, Ltd.	135,000	24,788
	Kowloon Development Co., Ltd.	1,596,000	1,620,462
	Kwoon Chung Bus Holdings, Ltd.	556,000	113,685
*	Lai Sun Development Co., Ltd.	63,116,466	929,662
*	Lai Sun Garment International, Ltd.	2,770,000	226,592
	Lam Soon Hong Kong, Ltd.	302,310	156,793
*	Leading Spirit High-Tech Holdings Co., Ltd.	2,310,000	2,978
#	Lee & Man Chemical Co., Ltd.	1,420,000	726,303
	Lee & Man Handbags, Ltd.	642,000	70,581
	Lee’s Pharmaceutical Holdings, Ltd.	5,000	2,334
	Lerado Group Holdings Co., Ltd.	1,900,000	162,888
	Lippo China Resources, Ltd.	8,092,000	175,178
*	Lippo, Ltd.	1,195,700	493,596
*	Lisi Group Holdings, Ltd.	4,262,000	165,509
	Liu Chong Hing Investment, Ltd.	775,200	717,857
*	Longrun Tea Group Co., Ltd.	1,900,000	68,695
	Luen Thai Holdings, Ltd.	1,345,000	151,600
#	Luk Fook Holdings International, Ltd.	272,000	572,159
	Luks Industrial Group, Ltd.	428,913	84,784
*	Lung Cheong International Holdings, Ltd.	6,790,000	216,368
	Lung Kee (Bermuda) Holdings, Ltd.	1,597,875	581,453
*	Madex International Holdings, Ltd.	3,182,000	69,566
	Magnificent Estates, Ltd.	13,184,000	477,941
	Mainland Headwear Holdings, Ltd.	765,600	79,851
	Man Yue Technology Holdings, Ltd.	1,064,000	198,014
	Matrix Holdings, Ltd.	1,067,414	228,822
*	Mei Ah Entertainment Group, Ltd.	11,040,000	134,433
	Melbourne Enterprises, Ltd.	40,500	674,757
*	Melco International Development, Ltd.	3,899,000	3,154,313
	Midland Holdings, Ltd.	3,306,000	1,621,392
	Ming Fai International Holdings, Ltd.	1,680,000	138,526
*	Ming Fung Jewellery Group, Ltd.	9,260,000	482,607
	Miramar Hotel & Investment Co., Ltd.	791,000	851,881
11

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED

		Shares	Value††
HONG KONG — (Continued)
	Modern Beauty Salon Holdings, Ltd.	160,000	$19,645
*	Mongolia Energy Corp., Ltd.	10,603,000	561,901
*	Nan Nan Resources Enterprise, Ltd.	330,000	40,326
	Nanyang Holdings, Ltd.	137,500	424,905
	National Electronics Holdings, Ltd.	2,266,000	273,088
	Natural Beauty Bio-Technology, Ltd.	4,470,000	711,722
#	Neo-Neon Holdings, Ltd.	2,013,000	276,314
*	Net2Gather China Holdings, Ltd.	7,479,720	76,724
	New Century Group Hong Kong, Ltd.	13,351,464	256,793
*	New Focus Auto Tech Holdings, Ltd.	104,000	16,092
*	New Smart Energy Group, Ltd.	23,975,000	127,809
#*	New Times Energy Corp., Ltd.	1,297,600	149,147
	Neway Group Holdings, Ltd.	24,579,087	54,409
	NewOcean Green Energy Holdings, Ltd.	3,316,000	704,127
*	Next Media, Ltd.	3,725,183	271,212
*	Norstar Founders Group, Ltd.	3,256,000	—
*	North Asia Resources Holdings, Ltd.	1,633,600	58,960
*	Orange Sky Golden Harvest Entertainment Holdings, Ltd.	6,229,706	287,843
*	Orient Power Holdings, Ltd.	804,000	19,483
#	Oriental Watch Holdings, Ltd.	2,076,800	556,966
	Pacific Andes International Holdings, Ltd.	8,025,378	483,309
	Pacific Basin Shipping, Ltd.	9,662,000	4,143,719
	Pacific Textile Holdings, Ltd.	1,780,000	1,092,675
	Paliburg Holdings, Ltd.	3,152,830	955,234
*	Pan Asia Environmental Protection Group, Ltd.	1,258,432	130,737
#*	Peace Mark Holdings, Ltd.	2,738,022	—
*	Pearl Oriental Oil, Ltd.	6,147,800	415,943
	Pegasus International Holdings, Ltd.	226,000	35,244
	Pico Far East Holdings, Ltd.	3,952,000	980,575
*	Playmates Holdings, Ltd.	16,000	7,489
*	PME Group, Ltd.	7,020,000	108,493
*	PNG Resources Holdings, Ltd.	16,698,362	225,085
	Pokfulam Development Co., Ltd.	234,000	296,521
	Polytec Asset Holdings, Ltd.	10,763,526	1,039,291
	Public Financial Holdings, Ltd.	3,194,000	1,298,742
	PYI Corp., Ltd.	12,919,134	276,058
*	Pyxis Group, Ltd.	1,936,000	42,424
	Raymond Industrial, Ltd.	1,383,400	125,089
	Regal Hotels International Holdings, Ltd.	2,509,800	927,585
	Richfield Group Holdings, Ltd.	3,632,000	166,378
#*	Rising Development Holdings, Ltd.	2,278,000	169,787
*	Rivera Holdings, Ltd.	5,710,000	149,558
	Roadshow Holdings, Ltd.	1,348,000	117,127
	S.A.S. Dragon Holdings, Ltd.	1,212,000	288,557
	SA SA International Holdings, Ltd.	350,000	221,293
	Safety Godown Co., Ltd.	398,000	307,471
	Samson Paper Holdings, Ltd.	1,644,000	81,491
*	San Miguel Brewery Hong Kong, Ltd.	612,800	87,136
*	Sandmartin International Holdings, Ltd.	84,000	12,063
*	Sanyuan Group, Ltd.	415,000	8,024
	SEA Holdings, Ltd.	1,140,000	493,135
*	SEEC Media Group, Ltd.	136,000	5,111
*	Sheng Yuan Holdings, Ltd.	210,000	9,538
#	Shenyin Wanguo, Ltd.	1,342,500	443,037
	Shenzhen High-Tech Holdings, Ltd.	812,000	51,279
*	Shougang Concord Grand Group, Ltd.	1,923,000	75,992
*	Shougang Concord Technology Holdings, Ltd.	4,201,809	190,211
*	Shun Ho Resources Holdings, Ltd.	483,000	67,431
*	Shun Ho Technology Holdings, Ltd.	1,037,452	135,661
	Shun Tak Holdings, Ltd.	7,199,419	2,505,260
*	Sing Pao Media Enterprises, Ltd.	250,511	484

12

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED

		Shares	Value††
HONG KONG — (Continued)
	Sing Tao News Corp., Ltd.	1,974,000	$253,483
	Singamas Container Holdings, Ltd.	7,474,000	1,629,715
*	Sinocan Holdings, Ltd.	350,000	1,759
*	Sinocop Resources Holdings, Ltd.	3,980,000	362,132
*	Sino-Tech International Holdings, Ltd.	29,380,000	265,096
*	SIS International Holdings, Ltd.	34,000	12,755
	SmarTone Telecommunications Holdings, Ltd.	142,500	275,532
#	SOCAM Development, Ltd.	948,771	920,259
*	Solomon Systech International, Ltd.	6,312,000	174,105
	Soundwill Holdings, Ltd.	12,000	18,122
*	South China (China), Ltd.	6,744,000	498,627
*	South China Financial Holdings, Ltd.	4,872,000	31,536
*	South China Land, Ltd.	20,095,170	245,542
	Southeast Asia Properties & Finance, Ltd.	289,891	72,887
*	Stella International Holdings, Ltd.	19,500	48,328
*	Stelux Holdings International, Ltd.	640,000	143,055
*	Styland Holdings, Ltd.	137,438	1,922
*	Success Universe Group, Ltd.	5,552,000	145,238
	Sun Hing Vision Group Holdings, Ltd.	358,000	123,520
#	Sun Hung Kai & Co., Ltd.	1,602,621	800,871
*	Sun Innovation Holdings, Ltd.	11,325,655	165,027
	Sunwah Kingsway Capital Holdings, Ltd.	5,750,000	86,904
*	Sunway International Holdings, Ltd.	866,000	22,205
*	Superb Summit International Timber Co., Ltd.	12,186,600	216,778
#	Sustainable Forest Holdings, Ltd.	13,677,750	283,986
	Synergis Holdings, Ltd.	322,033	28,282
	Tai Cheung Holdings, Ltd.	1,919,000	1,314,622
	Tai Sang Land Development, Ltd.	576,984	211,462
*	Talent Property Group, Ltd.	5,106,420	156,831
#	Tan Chong International, Ltd.	1,212,000	313,034
#	Tao Heung Holdings, Ltd.	42,000	21,232
#*	Taung Gold International, Ltd.	14,590,000	299,024
	Techtronic Industries Co., Ltd.	200,500	254,572
	Termbray Industries International (Holdings), Ltd.	2,304,900	187,852
	Tern Properties Co., Ltd.	51,200	20,798
	Texwinca Holdings, Ltd.	208,000	198,027
*	Theme International Holdings, Ltd.	4,130,000	64,062
	Tian Teck Land, Ltd.	1,054,000	890,052
*	Tidetime Sun (Group), Ltd.	26,000	2,698
#*	Titan Petrochemicals Group, Ltd.	13,140,000	416,662
*	Tom Group, Ltd.	3,612,000	305,440
	Tongda Group Holdings, Ltd.	10,120,000	376,270
	Top Form International, Ltd.	2,396,000	93,230
*	Topsearch International Holdings, Ltd.	3,538,000	57,442
*	Town Health International Investments, Ltd.	1,175,165	99,068
	Tradelink Electronic Commerce, Ltd.	954,000	132,403
#	Transport International Holdings, Ltd.	892,541	1,741,788
	Trinity, Ltd.	1,278,000	809,580
	Tristate Holdings, Ltd.	188,000	123,536
*	TSC Group Holdings, Ltd.	1,928,000	289,600
#	Tse Sui Luen Jewellery International, Ltd.	300,000	208,795
	Tungtex Holdings Co., Ltd.	806,000	81,502
	Tysan Holdings, Ltd.	1,040,773	207,517
#	United Laboratories International Holdings, Ltd. (The)	3,210,000	1,342,706
	Universal Technologies Holdings, Ltd.	6,000,000	292,584
*	U-Right International Holdings, Ltd.	4,746,000	8,565
*	Value Convergence Holdings, Ltd.	1,216,000	163,049
#	Value Partners Group, Ltd.	2,983,000	1,465,227
	Van Shung Chong Holdings, Ltd.	1,601,335	91,872
*	Vantage International Holdings, Ltd.	2,596,000	160,816
	Varitronix International, Ltd.	1,074,293	455,738

13

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED

		Shares	Value††
HONG KONG — (Continued)
	Vedan International Holdings, Ltd.	3,272,000	$207,873
	Veeko International Holdings, Ltd.	4,027,116	97,533
	Victory City International Holdings, Ltd.	3,582,142	359,203
*	Vision Values Holdings, Ltd.	281,400	8,452
	Vitasoy International Holdings, Ltd.	3,701,000	3,110,176
*	Vongroup, Ltd.	9,590,000	53,717
	VST Holdings, Ltd.	2,358,000	415,175
	Wah Ha Realty Co., Ltd.	278,600	151,114
#*	Wah Nam International Holdings, Ltd.	22,950,814	1,645,425
	Wai Kee Holdings, Ltd.	7,960,738	1,393,021
	Wang On Group, Ltd.	8,831,286	92,719
*	Warderly International Holdings, Ltd.	520,000	32,173
	Water Oasis Group, Ltd.	1,632,000	237,207
	Win Hanverky Holdings, Ltd.	1,712,000	144,341
*	Winfoong International, Ltd.	561,000	4,941
	Wing On Co. International, Ltd.	781,000	1,639,859
	Wing Tai Properties, Ltd.	1,957,331	1,022,329
*	Wo Kee Hong Holdings, Ltd.	1,175,000	23,442
	Wong’s International (Holdings), Ltd.	737,641	155,472
	Wong’s Kong King International Holdings, Ltd.	120,000	10,807
	Xingye Copper International Group, Ltd.	1,615,000	191,651
	Xinyi Glass Holdings, Ltd.	146,000	78,533
	Y. T. Realty Group, Ltd.	749,000	185,634
	Yangtzekiang Garment, Ltd.	606,500	207,739
	Yau Lee Holdings, Ltd.	534,000	69,310
	Yeebo (International Holdings), Ltd.	572,000	94,633
	YGM Trading, Ltd.	364,000	855,887
*	Yugang International, Ltd.	93,492,000	522,972
TOTAL HONG KONG			147,363,386

MALAYSIA — (0.0%)
*	Autoways Holdings Berhad	10,000	—
*	Rekapacific Berhad	473,000	—
TOTAL MALAYSIA			—

NEW ZEALAND — (5.8%)
	Abano Healthcare Group, Ltd.	26,824	96,431
	Air New Zealand, Ltd.	2,261,316	1,561,548
	Auckland International Airport, Ltd.	1,137,263	2,230,466
	Cavalier Corp., Ltd.	283,674	345,682
	CDL Investments (New Zealand), Ltd.	395,965	116,742
*	Chorus, Ltd.	72,601	183,480
	Colonial Motor Co., Ltd.	148,846	375,867
	Ebos Group, Ltd.	194,969	1,189,233
*	Fisher & Paykel Appliances Holdings, Ltd.	3,131,412	1,374,034
	Fisher & Paykel Healthcare Corp., Ltd.	2,987,527	4,725,691
	Freightways, Ltd.	793,614	2,420,769
	Hallenstein Glasson Holdings, Ltd.	243,961	782,598
*	Heartland New Zealand, Ltd.	173,369	73,742
	Hellaby Holdings, Ltd.	353,056	832,902
	Infratil, Ltd.	2,297,385	3,741,982
#	Mainfreight, Ltd.	439,219	3,385,044
	Methven, Ltd.	70,490	69,049
	Michael Hill International, Ltd.	1,534,152	1,208,053
	Millennium & Copthorne Hotels (New Zealand), Ltd.	1,387,344	500,269
	New Zealand Exchange, Ltd.	868,211	941,734
	New Zealand Oil & Gas, Ltd.	1,873,428	1,250,043
#	New Zealand Refining Co., Ltd.	603,703	1,148,213
	Northland Port Corp. (New Zealand), Ltd.	210,512	319,829
#	Nuplex Industries, Ltd.	1,013,819	2,040,190
#*	Opus International Consultants, Ltd.	10,757	18,492

14

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED

		Shares	Value††
NEW ZEALAND — (Continued)
*	Pike River Coal, Ltd.	490,805	$—
	Port of Tauranga, Ltd.	528,322	4,696,642
#*	Pumpkin Patch, Ltd.	606,913	444,566
*	Pyne Gould Guinness, Ltd.	452,775	105,470
*	Rakon, Ltd.	346,364	133,751
#	Restaurant Brands New Zealand, Ltd.	413,600	691,288
*	Richina Pacific, Ltd.	274,180	79,008
*	Rubicon, Ltd.	1,485,105	301,900
	Ryman Healthcare, Ltd.	1,685,604	4,680,947
	Sanford, Ltd.	393,618	1,212,855
	Scott Technology, Ltd.	36,510	48,843
*	Seafresh Fisheries, Ltd.	80,520	1,805
	Skellerup Holdings, Ltd.	311,483	355,163
	Sky Network Television, Ltd.	1,006,593	3,905,099
	SKYCITY Entertainment Group, Ltd.	3,227,185	8,816,071
	South Port (New Zealand), Ltd.	30,744	75,057
	Steel & Tube Holdings, Ltd.	389,046	647,024
	Tourism Holdings, Ltd.	274,867	121,411
	Tower, Ltd.	967,919	1,245,277
	TrustPower, Ltd.	43,651	264,373
	Vector, Ltd.	986,035	2,119,938
#	Warehouse Group, Ltd.	588,314	1,181,668
*	Xero, Ltd.	8,369	33,572
TOTAL NEW ZEALAND			62,093,811

SINGAPORE — (10.9%)
#*	Abterra, Ltd.	531,800	261,132
	Advanced Holdings, Ltd.	332,000	43,649
	Amtek Engineering, Ltd.	328,000	161,941
	Armstrong Industrial Corp., Ltd.	1,264,000	266,905
#*	Asiasons Capital, Ltd.	1,048,000	434,543
*	Asiatravel.com Holdings, Ltd.	17,879	4,467
#	ASL Marine Holdings, Ltd.	721,600	326,333
#	AusGroup, Ltd.	2,062,000	570,657
	Baker Technology, Ltd.	1,272,000	293,877
*	Banyan Tree Holdings, Ltd.	960,000	420,289
	Beng Kuang Marine, Ltd.	922,000	102,520
	Best World International, Ltd.	37,500	5,244
#	BH Global Marine, Ltd.	621,000	95,146
*	Biosensors International Group, Ltd.	1,855,237	1,676,156
	Bonvests Holdings, Ltd.	978,000	723,649
	Boustead Singapore, Ltd.	1,020,000	747,209
	Breadtalk Group, Ltd.	434,800	173,211
#	Broadway Industrial Group, Ltd.	983,000	281,999
	Bukit Sembawang Estates, Ltd.	448,003	1,683,519
*	Bund Center Investment, Ltd.	1,100,000	153,497
	CEI Contract Manufacturing, Ltd.	80,000	6,349
	Cerebos Pacific, Ltd.	545,000	2,277,373
	CH Offshore, Ltd.	1,539,400	504,808
	China Aviation Oil Singapore Corp., Ltd.	1,020,000	799,200
*	China Dairy Group, Ltd.	1,472,000	147,571
*	China Energy, Ltd.	1,992,000	85,178
	China Merchants Holdings Pacific, Ltd.	813,000	445,338
#*	China Taisan Technology Group Holdings, Ltd.	564,915	41,394
	China XLX Fertiliser, Ltd.	618,000	149,822
#	Chip Eng Seng Corp., Ltd.	2,166,800	689,456
	Chosen Holdings, Ltd.	1,202,000	94,888
	Chuan Hup Holdings, Ltd.	3,967,000	692,938
#	Cosco Corp Singapore, Ltd.	140,000	109,958
	Creative Technology, Ltd.	272,200	755,792
	CSC Holdings, Ltd.	1,829,000	145,391

15

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED

		Shares	Value††
SINGAPORE — (Continued)
	CSE Global, Ltd.	2,156,000	$1,354,347
	CWT, Ltd.	1,061,700	1,003,287
	Datapulse Technology, Ltd.	27,000	4,024
*	Delong Holdings, Ltd.	1,361,000	362,287
	DMX Technologies Group, Ltd.	357,000	62,769
	Ellipsiz, Ltd.	123,000	8,748
	EnGro Corp, Ltd.	354,000	251,952
*	Enviro-Hub Holdings, Ltd.	1,445,666	129,724
	Etika International Holdings, Ltd.	179,000	32,446
	Eu Yan Sang International, Ltd.	592,800	286,932
*	euNetworks Group, Ltd.	411,000	4,860
#	Ezion Holdings, Ltd.	2,623,000	1,933,063
#*	Ezra Holdings, Ltd.	3,210,000	2,734,403
	F.J. Benjamin Holdings, Ltd.	1,210,000	307,009
#*	Falcon Energy Group, Ltd.	1,007,000	168,940
*	Federal International 2000, Ltd.	1,406,212	46,911
	Food Empire Holdings, Ltd.	1,094,400	338,882
	Fragrance Group, Ltd.	2,908,000	1,134,964
	Freight Links Express Holdings, Ltd.	4,140,737	220,353
*	Fu Yu Corp., Ltd.	2,576,750	122,466
*	Gallant Venture, Ltd.	2,882,000	657,639
	GK Goh Holdings, Ltd.	1,458,000	808,542
	Global Yellow Pages, Ltd.	299,000	30,331
	GMG Global, Ltd.	14,938,000	1,454,761
	Goodpack, Ltd.	1,179,000	1,614,922
	GP Batteries International, Ltd.	343,000	268,622
	GP Industries, Ltd.	2,845,209	879,361
*	Grand Banks Yachts, Ltd.	196,000	27,077
	GuocoLand, Ltd.	404,314	521,797
	GuocoLeisure, Ltd.	1,681,000	796,491
	Guthrie GTS, Ltd.	565,000	258,717
	Hanwell Holdings, Ltd.	1,823,419	420,333
*	Healthway Medical Corp., Ltd.	4,281,776	268,592
	Hersing Corp., Ltd.	1,234,000	187,107
	HG Metal Manufacturing, Ltd.	426,000	27,394
	Hiap Seng Engineering, Ltd.	612,000	136,144
	Hi-P International, Ltd.	1,279,000	827,711
	Ho Bee Investment, Ltd.	1,089,000	1,006,276
*	Hong Fok Corp., Ltd.	3,323,640	1,162,082
	Hong Leong Asia, Ltd.	568,000	731,056
	Hotel Grand Central, Ltd.	1,266,047	763,590
#	Hotel Properties, Ltd.	1,346,400	2,029,891
	Hour Glass, Ltd.	622,744	627,734
	HTL International Holdings, Ltd.	1,063,843	276,766
*	Huan Hsin Holdings, Ltd.	1,106,400	61,139
	HupSteel, Ltd.	1,572,875	237,568
	Hwa Hong Corp., Ltd.	2,186,000	614,330
#	Hyflux, Ltd.	3,141,500	3,364,723
	IFS Capital, Ltd.	317,080	99,930
#	Indofood Agri Resources, Ltd.	1,401,000	1,605,840
*	Informatics Education, Ltd.	2,722,000	178,273
	InnoTek, Ltd.	950,000	297,801
	IPC Corp., Ltd.	1,516,000	191,850
	Isetan (Singapore), Ltd.	122,500	324,926
	Jadason Enterprises, Ltd.	310,000	12,056
*	Jaya Holdings, Ltd.	1,468,000	698,233
*	JES International Holdings, Ltd.	1,938,000	246,080
*	Jiutian Chemical Group, Ltd.	2,337,000	91,503
#*	Jurong Technologies Industrial Corp., Ltd.	2,227,680	—
	K1 Ventures, Ltd.	3,382,500	357,285
#	Keppel Telecommunications & Transportation, Ltd.	1,409,600	1,248,522

16

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED

		Shares	Value††
SINGAPORE — (Continued)
*	K-Green Trust, Ltd.	203,000	$159,908
	Khong Guan Flour Milling, Ltd.	35,000	45,313
	Kian Ann Engineering, Ltd.	1,276,000	230,474
	Kian Ho Bearings, Ltd.	71,500	14,410
	Koh Brothers Group, Ltd.	1,312,000	214,867
	Lafe Corp., Ltd.	1,234,800	71,335
	LC Development, Ltd.	2,978,504	340,642
	Lee Kim Tah Holdings, Ltd.	1,600,000	874,842
*	Li Heng Chemical Fibre Technologies, Ltd.	2,053,000	239,513
*	Lian Beng Group, Ltd.	113,000	33,775
	Lion Asiapac, Ltd.	184,000	26,572
#*	LionGold Corp., Ltd.	2,205,000	2,196,918
	Low Keng Huat Singapore, Ltd.	150,000	50,152
	Lum Chang Holdings, Ltd.	1,042,030	248,875
	M1, Ltd.	854,000	1,732,544
*	Manhattan Resources, Ltd.	960,000	511,757
	Marco Polo Marine, Ltd.	608,000	162,244
	Memstar Technology, Ltd.	2,579,000	127,959
	Memtech International, Ltd.	1,322,000	78,906
#*	Mercator Lines Singapore, Ltd.	555,000	53,125
	Metro Holdings, Ltd.	2,085,792	1,315,945
#	Midas Holdings, Ltd.	5,409,000	1,212,654
*	Mirach Energy, Ltd.	460,000	22,267
*	Miyoshi Precision, Ltd.	220,500	8,877
	Multi-Chem, Ltd.	809,000	70,889
	Nam Cheong, Ltd.	871,740	127,006
*	Nera Telecommunications, Ltd.	1,079,000	380,627
	New Toyo International Holdings, Ltd.	1,624,000	342,247
	Novo Group, Ltd.	45,500	6,250
	NSL, Ltd.	422,000	440,868
#*	Oceanus Group, Ltd.	5,833,000	288,365
#	OKP Holdings, Ltd.	207,000	88,761
#	Orchard Parade Holdings, Ltd.	990,359	1,599,948
	OSIM International, Ltd.	1,465,000	1,402,182
*	Ossia International, Ltd.	522,554	50,308
#*	Otto Marine, Ltd.	3,676,500	266,196
#	Overseas Union Enterprise, Ltd.	427,000	726,021
	Pan Pacific Hotels Group, Ltd.	1,669,500	2,371,727
	Pan-United Corp., Ltd.	2,006,000	916,217
*	Penguin International, Ltd.	400,000	24,302
#	Petra Foods, Ltd.	882,000	1,746,204
	Popular Holdings, Ltd.	2,763,650	447,840
	QAF, Ltd.	962,151	571,813
	Qian Hu Corp., Ltd.	650,600	44,953
#	Raffles Education Corp., Ltd.	2,608,593	800,837
#	Raffles Medical Group, Ltd.	913,067	1,598,126
	Rotary Engineering, Ltd.	1,159,600	476,087
	Roxy-Pacific Holdings, Ltd.	364,000	121,070
*	S I2I, Ltd.	14,461,000	346,126
	Sakari Resources, Ltd.	2,635,000	2,884,862
	San Teh, Ltd.	999,087	233,303
*	Sapphire Corp., Ltd.	704,000	72,193
	SBS Transit, Ltd.	953,500	1,160,987
	SC Global Developments, Ltd.	432,000	334,778
	See Hup Seng, Ltd.	64,000	9,910
*	Seroja Investments, Ltd.	17,767	2,764
	Sim Lian Group, Ltd.	2,281,855	1,060,394
*	Sinarmas Land, Ltd.	4,095,000	987,904
	Sing Investments & Finance, Ltd.	198,450	235,232
	Singapore Land, Ltd.	60,000	267,625
	Singapore Post, Ltd.	4,928,120	4,111,891

17

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED

		Shares	Value††
SINGAPORE — (Continued)
	Singapore Reinsurance Corp., Ltd.	1,514,530	$282,737
	Singapore Shipping Corp., Ltd.	1,689,000	255,267
	Singapura Finance, Ltd.	174,062	212,015
*	Sinostar PEC Holdings, Ltd.	160,000	20,762
*	Sinotel Technologies, Ltd.	685,000	55,329
	Sinwa, Ltd.	300,500	32,369
#	Sound Global, Ltd.	1,432,000	650,245
	Stamford Land Corp., Ltd.	2,927,000	1,300,797
	Straco Corp., Ltd.	130,000	20,383
	STX OSV Holdings, Ltd.	1,971,000	2,354,429
	Sunningdale Tech, Ltd.	2,116,000	198,699
#*	Sunvic Chemical Holdings, Ltd.	1,068,000	295,484
#	Super Group, Ltd.	1,022,000	1,698,863
	Superbowl Holdings, Ltd.	159,000	37,721
*	Swiber Holdings, Ltd.	2,024,000	924,142
	Swissco Holdings, Ltd.	184,000	29,314
	Tat Hong Holdings, Ltd.	1,161,800	911,422
#	Technics Oil & Gas, Ltd.	705,000	520,881
	Thakral Corp., Ltd.	6,028,000	134,145
#*	Tiger Airways Holdings, Ltd.	2,122,500	1,175,683
	Tiong Woon Corp. Holding, Ltd.	1,252,250	268,095
*	Transcu Group, Ltd.	4,936,000	194,829
	Trek 2000 International, Ltd.	973,000	231,545
#	Tuan Sing Holdings, Ltd.	3,613,475	808,415
	UMS Holdings, Ltd.	1,154,000	373,907
	United Engineers, Ltd.	806,014	1,402,274
#	United Envirotech, Ltd.	1,194,000	299,356
	United Industrial Corp., Ltd.	230,000	466,671
	United Overseas Insurance, Ltd.	187,250	502,585
	UOB-Kay Hian Holdings, Ltd.	1,488,400	1,849,987
	Venture Corp., Ltd.	517,000	3,209,699
	Vicom, Ltd.	120,000	390,939
#	WBL Corp., Ltd.	614,000	1,634,325
	Wee Hur Holdings, Ltd.	1,003,000	218,520
	Wheelock Properties, Ltd.	1,210,000	1,650,358
#	Wing Tai Holdings, Ltd.	2,441,000	2,587,349
	Xpress Holdings, Ltd.	3,079,000	90,879
	YHI International, Ltd.	1,174,000	297,892
#	Yoma Strategic Holdings, Ltd.	132,000	40,488
	Yongnam Holdings, Ltd.	4,097,000	748,585
TOTAL SINGAPORE			116,260,833
TOTAL COMMON STOCKS			868,159,047

RIGHTS/WARRANTS — (0.0%)
AUSTRALIA — (0.0%)
*	Centrebet International, Ltd. Litigation Rights	81,336	—
*	Deep Yellow, Ltd. Rights 07/20/12	189,088	774
*	Venturex Resources, Ltd. Rights 07/03/12	4,217	4
TOTAL AUSTRALIA			778

HONG KONG — (0.0%)
*	Beijing Yu Sheng Tang Pharmaceutical Group, Ltd. Warrants 03/07/14	244,000	645

SINGAPORE — (0.0%)
*	Transcu Group, Ltd. Warrants 09/01/13	1,018,000	16,073
TOTAL RIGHTS/WARRANTS			17,496

18

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED

	Shares/
	Face
	Amount	Value†
	(000)
SECURITIES LENDING COLLATERAL — (19.1%)
§@ DFA Short Term Investment Fund	202,000,000	$202,000,000
@ Repurchase Agreement, Deutsche Bank Securities, Inc. 0.20%, 07/02/12
(Collateralized by U.S. Treasury Note 0.375%, 04/15/15, valued at $2,951,520)
to be repurchased at $2,893,693	$2,894	2,893,645
TOTAL SECURITIES LENDING COLLATERAL		204,893,645

TOTAL INVESTMENTS — (100.0%)
(Cost $1,133,820,747)		$1,073,070,188

19

THE UNITED KINGDOM SMALL COMPANY SERIES

SCHEDULE OF INVESTMENTS

June 30, 2012
(Unaudited)

		Shares	Value††
COMMON STOCKS — (98.6%)
Consumer Discretionary — (22.7%)
	4imprint Group P.L.C.	96,735	$444,581
*	888 Holdings P.L.C.	374,709	373,207
	Aegis Group P.L.C.	3,314,004	8,395,740
	Aga Rangemaster Group P.L.C.	453,866	511,904
*	Barratt Developments P.L.C.	3,809,758	8,331,458
	Bellway P.L.C.	481,114	6,308,170
*	Berkeley Group Holdings P.L.C. (The)	517,118	11,439,733
#*	Betfair Group P.L.C.	76,275	894,927
	Bloomsbury Publishing P.L.C.	271,841	494,171
	Bovis Homes Group P.L.C.	875,787	6,474,827
	Bwin.Party Digital Entertainment P.L.C.	2,344,508	4,033,206
#*	Carpetright P.L.C.	176,546	1,874,292
	Centaur Media P.L.C.	556,967	313,297
	Chime Communications P.L.C.	239,872	587,938
	Cineworld Group P.L.C.	158,845	512,927
*	Clinton Cards P.L.C.	740,506	—
	Creston P.L.C.	13,626	11,961
	Daily Mail & General Trust P.L.C. Series A	1,100,197	7,301,959
	Debenhams P.L.C.	5,228,634	7,099,692
	Dignity P.L.C.	214,913	2,718,415
*	Dixons Retail P.L.C.	14,205,453	4,084,532
	Domino’s Pizza Group P.L.C.	339,958	2,741,188
	Dunelm Group P.L.C.	167,239	1,366,772
*	Enterprise Inns P.L.C.	2,019,381	2,074,336
	Euromoney Institutional Investor P.L.C.	295,537	3,456,933
*	Findel P.L.C.	4,998,346	231,564
*	Forminster P.L.C.	43,333	2,545
	French Connection Group P.L.C.	342,220	123,222
	Fuller Smith & Turner P.L.C. Series A	129,026	1,415,821
	Future P.L.C.	1,301,863	243,650
	Games Workshop Group P.L.C.	101,889	901,819
	GKN P.L.C.	3,414,280	9,680,067
	Greene King P.L.C.	1,421,372	12,269,344
	Halfords Group P.L.C.	792,627	2,845,437
	Headlam Group P.L.C.	330,383	1,432,927
	Henry Boot P.L.C.	428,212	891,274
#*	HMV Group P.L.C.	1,243,320	67,221
#	Home Retail Group P.L.C.	2,546,087	3,360,856
	Hornby P.L.C.	154,220	197,691
	Howden Joinery Group P.L.C.	2,054,730	4,104,215
	Huntsworth P.L.C.	854,550	600,095
	Inchcape P.L.C.	1,915,975	9,945,561
	Informa P.L.C.	2,316,619	13,823,134
	ITV P.L.C.	8,448,636	10,166,165
	JD Sports Fashion P.L.C.	120,013	1,344,988
	JD Wetherspoon P.L.C.	462,380	3,091,716
	John Menzies P.L.C.	244,534	2,301,704
*	Johnston Press P.L.C.	507,412	37,863
	Kesa Electricals P.L.C.	2,105,278	1,634,666
	Ladbrokes P.L.C.	3,578,739	8,816,961
	Laura Ashley Holdings P.L.C.	1,500,394	511,537
	Lookers P.L.C.	1,097,970	1,081,738
	Low & Bonar P.L.C.	831,280	743,690
	Marston’s P.L.C.	2,308,218	3,758,785
	Mecom Group P.L.C.	274,098	296,401
	Millennium & Copthorne Hotels P.L.C.	1,048,561	7,875,111
*	Mitchells & Butlers P.L.C.	987,029	3,876,238
	MJ Gleeson Group P.L.C.	195,875	328,048

1

The United Kingdom Small Company Series
continued

		Shares	Value††
Consumer Discretionary — (Continued)
#	Mothercare P.L.C.	342,220	$1,066,756
	N Brown Group P.L.C.	862,304	3,308,722
#*	Ocado Group P.L.C.	539,139	657,763
*	Pendragon P.L.C.	2,566,792	592,152
	Persimmon P.L.C.	1,203,561	11,522,723
	Photo-Me International P.L.C.	10,278	6,791
*	Punch Taverns P.L.C.	2,380,301	236,408
*	Redrow P.L.C.	1,485,274	2,815,812
	Restaurant Group P.L.C.	786,551	3,648,670
	Rightmove P.L.C.	378,372	9,454,612
	Smiths News P.L.C.	723,674	1,098,746
	Spirit Pub Co. P.L.C.	2,383,258	1,889,415
*	Sportech P.L.C.	360,422	324,997
	Sportingbet P.L.C.	316,679	152,042
*	Sports Direct International P.L.C.	670,447	3,214,491
	St. Ives Group P.L.C.	665,998	753,358
*	Stylo P.L.C.	64,096	—
#*	SuperGroup P.L.C.	82,406	436,807
*	Tandem Group P.L.C. Non-Voting Shares	327,365	—
	Taylor Wimpey P.L.C.	12,301,674	9,229,431
	Ted Baker P.L.C.	149,926	2,112,317
#	Thomas Cook Group P.L.C.	3,278,399	768,612
	Topps Tiles P.L.C.	810,881	492,404
*	Torotrak P.L.C.	40,244	23,229
*	Trinity Mirror P.L.C.	1,688,565	721,444
	TUI Travel P.L.C.	1,388,670	3,691,774
	UBM P.L.C.	920,989	8,439,406
	UTV Media P.L.C.	230,855	544,347
	Vitec Group P.L.C. (The)	160,303	1,689,757
*	Wagon P.L.C.	237,979	—
	WH Smith P.LC.	620,413	5,296,794
	Whitbread P.L.C.	89,374	2,841,646
	William Hill P.L.C.	2,894,680	12,837,365
	Wilmington Group P.L.C.	346,234	479,197
#*	Yell Group P.L.C.	7,311,089	178,435
Total Consumer Discretionary			280,374,643

Consumer Staples — (4.0%)
	A.G.BARR P.L.C.	415,746	2,602,816
*	Anglo-Eastern Plantations P.L.C.	108,153	1,334,460
	Booker Group P.L.C.	3,719,681	5,308,992
	Britvic P.L.C.	961,388	4,971,936
	Cranswick P.L.C.	202,347	2,587,800
	Dairy Crest Group P.L.C.	565,267	2,928,140
	Devro P.L.C.	660,083	3,133,117
*	European Home Retail P.L.C.	109,256	—
	Fiberweb P.L.C.	482,639	490,870
*	Greencore Group P.L.C.	1,476,557	1,739,512
	Greggs P.L.C.	427,390	3,376,257
	Hilton Food Group, Ltd.	5,928	25,346
*	McBride P.L.C.	832,651	1,618,288
*	Premier Foods P.L.C.	860,448	1,155,356
	PZ Cussons P.L.C.	1,287,639	6,382,462
#	R.E.A. Holdings P.L.C.	50,639	419,873
	Tate & Lyle P.L.C.	1,074,000	10,907,436
	Thorntons P.L.C.	278,244	86,079
	Young & Co.’s Brewery P.L.C. Non-Voting Shares	26,250	201,446
	Young & Co.’s Brewery P.L.C. Series A	13,436	129,604
Total Consumer Staples			49,399,790

2

The United Kingdom Small Company Series
continued

		Shares	Value††
Energy — (4.5%)
*	Afren P.L.C.	4,015,838	$6,534,213
	Anglo Pacific Group P.L.C.	438,805	1,682,081
*	Cadogan Petroleum P.L.C.	117,792	57,403
*	Cairn Energy P.L.C.	1,060,346	4,415,322
*	EnQuest P.L.C.	2,263,705	3,827,792
#*	Essar Energy P.L.C.	216,886	416,072
*	Exillon Energy P.L.C.	146,023	234,779
	Fortune Oil P.L.C.	6,170,225	933,708
*	Hardy Oil & Gas P.L.C.	74,781	141,205
*	Heritage Oil P.L.C.	653,846	1,262,724
	Hunting P.L.C.	465,881	5,276,985
	James Fisher & Sons P.L.C.	172,907	1,645,046
*	JKX Oil & Gas P.L.C.	456,676	719,463
	John Wood Group P.L.C.	1,034,385	11,156,586
#	Lamprell P.L.C.	596,806	943,195
	Melrose Resources P.L.C.	336,039	642,529
*	Premier Oil P.L.C.	1,895,355	10,070,040
*	Salamander Energy P.L.C.	628,692	1,686,810
*	Soco International P.L.C.	897,595	4,081,427
#*	UK Coal P.L.C.	1,470,907	202,433
Total Energy			55,929,813

Financials — (13.5%)
	Aberdeen Asset Management P.L.C.	2,820,342	11,487,198
	Admiral Group P.L.C.	41,331	770,996
	Amlin P.L.C.	1,948,076	10,814,666
	Arbuthnot Banking Group P.L.C.	48,497	384,782
	Ashmore Group P.L.C.	1,032,529	5,648,306
	Beazley P.L.C.	2,130,433	4,605,107
	Brewin Dolphin Holdings P.L.C.	962,833	2,078,292
	Capital & Counties Properties P.L.C.	472,683	1,553,672
*	Capital & Regional P.L.C.	1,493,345	620,695
	Catlin Group, Ltd.	1,386,622	9,253,488
	Charles Stanley Group P.L.C.	126,349	515,498
	Charles Taylor P.L.C.	139,215	347,020
	Chesnara P.L.C.	350,255	962,100
	Close Brothers Group P.L.C.	572,110	6,681,156
	Daejan Holdings P.L.C.	32,083	1,344,944
	Development Securities P.L.C.	460,015	1,014,990
*	DTZ Holdings P.L.C.	224,770	—
	F&C Asset Management P.L.C.	2,069,233	2,693,007
	Hansard Global P.L.C.	16,468	33,453
	Hardy Underwriting Bermuda P.L.C.	165,306	724,844
	Hargreaves Lansdown P.L.C.	734,280	6,097,021
	Helical Bar P.L.C.	657,998	1,900,080
#	Henderson Group P.L.C.	3,898,443	6,238,798
	Hiscox, Ltd.	1,574,362	10,541,899
	ICAP P.L.C.	1,018,996	5,393,775
	IG Group Holdings P.L.C.	1,317,769	9,890,238
*	Industrial & Commercial Holdings P.L.C.	5,000	117
	Intermediate Capital Group P.L.C.	572,350	2,425,727
	International Personal Finance P.L.C.	690,825	2,596,170
	Investec P.L.C.	165,704	967,322
*	IP Group P.L.C.	665,231	1,557,912
	Jardine Lloyd Thompson Group P.L.C.	492,564	5,412,070
	Jupiter Fund Management P.L.C.	424,437	1,408,835
	Lancashire Holdings, Ltd.	581,763	7,269,280
*	Liontrust Asset Management P.L.C.	129,935	191,022
	London Stock Exchange Group P.L.C.	579,642	9,150,624
	LSL Property Services P.L.C.	141,139	518,524
*	Man Group P.L.C.	1,827,730	2,187,001

3

The United Kingdom Small Company Series
continued

		Shares	Value††
Financials — (Continued)
*	MWB Group Holdings P.L.C.	379,622	$21,609
	Novae Group P.L.C.	213,953	1,225,207
	Phoenix Group Holdings P.L.C.	67,505	506,720
	Provident Financial P.L.C.	496,498	9,453,297
*	Puma Brandenburg, Ltd. Class A	1,193,004	75,465
*	Puma Brandenburg, Ltd. Class B	1,193,004	37,742
*	Quintain Estates & Development P.L.C.	1,330,244	790,448
	Rathbone Brothers P.L.C.	165,692	3,217,758
*	Raven Russia, Ltd.	213,753	194,342
	S&U P.L.C.	21,140	277,596
	Safestore Holdings P.L.C.	513,054	818,188
	Savills P.L.C.	543,867	2,987,520
	Shore Capital Group, Ltd.	987,751	255,282
	St. James’s Place P.L.C.	791,622	4,159,373
	St. Modwen Properties P.L.C.	631,619	1,667,359
	Tullett Prebon P.L.C.	882,420	3,935,959
	Unite Group P.L.C.	665,867	2,016,735
*	Waterloo Investment Holdings, Ltd.	5,979	655
Total Financials			166,921,884

Health Care — (2.1%)
#*	Alizyme P.L.C.	660,805	—
	Assura Group, Ltd.	55,851	24,515
	Bioquell P.L.C.	90,893	183,226
*	BTG P.L.C.	1,172,286	7,496,473
	Consort Medical P.L.C.	116,271	1,284,667
	Corin Group P.L.C.	126,637	97,472
	Dechra Pharmaceuticals P.L.C.	319,542	2,433,351
	Genus P.L.C.	228,875	4,423,595
	Hikma Pharmaceuticals P.L.C.	542,990	5,551,464
*	Optos P.L.C.	59,308	185,990
*	Oxford Biomedica P.L.C.	2,821,652	103,930
*	Renovo Group P.L.C.	87,461	24,074
*	Southern Cross Healthcare Group P.L.C.	191,826	—
	Synergy Health P.L.C.	208,736	2,949,984
*	Vectura Group P.L.C.	1,369,461	1,645,059
*	Vernalis P.L.C.	19,974	7,215
Total Health Care			26,411,015

Industrials — (28.7%)
#	Air Partner P.L.C.	37,086	155,520
	Alumasc Group P.L.C.	124,366	130,957
	Ashtead Group P.L.C.	2,124,586	8,662,239
*	Autologic Holdings P.L.C.	52,412	15,910
	Avon Rubber P.L.C.	27,994	134,484
	Babcock International Group P.L.C.	1,446,405	19,372,056
	Balfour Beatty P.L.C.	2,850,059	13,326,434
	BBA Aviation P.L.C.	2,792,163	8,938,833
	Berendsen P.L.C.	715,877	5,613,315
	Bodycote P.L.C.	1,253,236	6,551,190
	Braemar Shipping Services P.L.C.	81,108	422,137
	Brammer P.L.C.	200,679	820,798
	Bunzl P.L.C.	227,489	3,718,243
	Camellia P.L.C.	2,481	369,499
	Cape P.L.C.	407,613	1,683,133
	Carillion P.L.C.	1,787,034	7,741,430
	Carr’s Milling Industries P.L.C.	35,330	469,810
	Castings P.L.C.	162,757	816,036
	Chemring Group P.L.C.	783,476	3,373,163
	Clarkson P.L.C.	61,518	1,250,934
	Cobham P.L.C.	3,906,025	14,230,091

4

The United Kingdom Small Company Series
continued

		Shares	Value††
Industrials — (Continued)
	Communisis P.L.C.	561,133	$241,711
	Cookson Group P.L.C.	1,142,420	10,571,227
#	Costain Group P.L.C.	139,449	463,822
	De La Rue P.L.C.	395,446	6,285,562
	easyJet P.L.C.	633,080	5,276,239
*	Eleco P.L.C.	80,000	10,543
	Fenner P.L.C.	719,811	4,081,851
	Firstgroup P.L.C.	1,795,903	6,338,509
	Galliford Try P.L.C.	234,229	2,322,720
	Go-Ahead Group P.L.C.	175,277	3,309,011
*	Hampson Industries P.L.C.	110,209	490
	Harvey Nash Group P.L.C.	8,623	6,796
	Hays P.L.C.	5,445,665	6,289,281
*	Helphire P.L.C.	883,385	14,647
	Hogg Robinson Group P.L.C.	235,335	232,912
	Homeserve P.L.C.	1,162,452	2,841,972
	Hyder Consulting P.L.C.	171,164	1,100,469
	IMI P.L.C.	1,016,818	13,283,769
*	Impellam Group P.L.C.	23,191	124,736
	Interserve P.L.C.	534,834	2,619,794
	Intertek Group P.L.C.	456,070	19,107,389
	Invensys P.L.C.	2,604,574	9,077,569
	ITE Group P.L.C.	1,059,501	3,207,736
	Keller Group P.L.C.	276,404	1,563,607
	Kier Group P.L.C.	158,245	3,120,112
	Latchways P.L.C.	36,248	574,891
	Lavendon Group P.L.C.	505,550	864,342
	Management Consulting Group P.L.C.	1,290,496	505,391
	Mears Group P.L.C.	237,783	983,748
	Meggitt P.L.C.	2,453,806	14,848,059
	Melrose P.L.C.	1,583,124	9,240,889
	Michael Page International P.L.C.	1,310,832	7,682,068
	Mitie Group P.L.C.	1,324,444	5,401,263
	Morgan Crucible Co. P.L.C.	1,297,193	5,674,394
	Morgan Sindall Group P.L.C.	169,608	1,577,586
*	Mouchel Group P.L.C.	49,990	2,341
	National Express Group P.L.C.	1,701,575	5,718,931
*	Northgate P.L.C.	473,070	1,536,244
	PayPoint P.L.C.	118,327	1,305,349
	Porvair P.L.C.	146,460	284,856
	Qinetiq P.L.C.	2,578,807	6,365,817
	Regus P.L.C.	3,337,697	4,721,496
*	Renold P.L.C.	80,715	43,575
	Rentokil Initial P.L.C.	7,020,719	8,092,802
	Ricardo P.L.C.	217,815	1,165,470
*	Richmond Oil & Gas P.L.C.	220,000	—
	Robert Walters P.L.C.	387,999	1,277,472
	Rotork P.L.C.	366,679	11,340,756
	RPS Group P.L.C.	852,467	2,788,277
	Senior P.L.C.	1,762,689	5,191,947
	Severfield-Rowen P.L.C.	371,550	902,967
	Shanks Group P.L.C.	1,786,148	2,138,187
	SIG P.L.C.	2,273,837	3,458,983
	Speedy Hire P.L.C.	1,286,399	488,595
	Spirax-Sarco Engineering P.L.C.	320,648	9,993,035
	Stagecoach Group P.L.C.	1,718,521	7,172,283
	Sthree P.L.C.	330,670	1,380,070
	T. Clarke P.L.C.	147,457	110,746
	Tarsus Group P.L.C.	212,372	509,101
	Travis Perkins P.L.C.	930,166	14,162,446
	Tribal Group P.L.C.	136,644	187,561

5

The United Kingdom Small Company Series
continued

		Shares	Value††
Industrials — (Continued)
*	Trifast P.L.C.	359,985	$247,109
	UK Mail Group P.L.C.	197,261	680,580
	Ultra Electronics Holdings P.L.C.	285,303	7,111,847
#	Volex P.L.C.	229,354	895,074
	Vp P.L.C.	167,297	709,886
*	Wincanton P.L.C.	479,763	309,541
	WS Atkins P.L.C.	501,683	5,420,045
	WSP Group P.L.C.	276,589	1,875,370
#	XP Power, Ltd.	73,546	1,333,853
Total Industrials			355,563,929

Information Technology — (10.1%)
	Acal P.L.C.	104,729	297,237
	Anite P.L.C.	1,166,924	2,219,511
	Aveva Group P.L.C.	289,692	7,396,256
	Computacenter P.L.C.	446,179	2,101,605
	CSR P.L.C.	814,870	2,818,609
	Dialight P.L.C.	111,362	1,817,800
	Diploma P.L.C.	487,042	3,401,263
	Domino Printing Sciences P.L.C.	460,263	3,894,087
	E2V Technologies P.L.C.	404,579	917,117
	Electrocomponents P.L.C.	1,730,514	5,560,972
	Fidessa Group P.L.C.	138,383	3,365,192
	Halma P.L.C.	1,549,740	10,143,634
*	Imagination Technologies Group P.L.C.	961,901	7,047,906
*	Innovation Group P.L.C.	3,208,091	955,980
	Kewill P.L.C.	368,863	634,097
*	Kofax P.L.C.	317,667	1,250,485
	Laird P.L.C.	917,292	2,694,953
	Logica P.L.C.	6,339,968	10,543,552
	Micro Focus International P.L.C.	538,398	4,481,929
	Moneysupermarket.com Group P.L.C.	571,202	1,120,638
	NCC Group P.L.C.	11,268	136,621
	Oxford Instruments P.L.C.	217,414	4,184,807
	Pace P.L.C.	1,072,866	1,752,016
	Phoenix IT Group, Ltd.	204,552	581,796
	Premier Farnell P.L.C.	1,467,203	3,977,704
	Psion P.L.C.	500,223	686,908
*	PV Crystalox Solar P.L.C.	956,033	113,154
	Renishaw P.L.C.	188,423	4,140,974
	RM P.L.C.	363,499	430,063
	SDL P.L.C.	341,666	3,440,071
*	Sepura P.L.C.	714	750
	Spectris P.L.C.	515,234	12,386,740
	Spirent Communications P.L.C.	2,633,737	6,638,312
*	Telecity Group P.L.C.	656,917	8,279,163
	TT electronics P.L.C.	643,621	1,549,939
	Vislink P.L.C.	274,226	130,109
*	Wolfson Microelectronics P.L.C.	504,759	1,558,140
	Xaar P.L.C.	251,590	898,037
*	Xchanging P.L.C.	834,243	1,319,966
Total Information Technology			124,868,093

Materials — (7.7%)
	African Barrick Gold, Ltd.	336,355	2,070,302
*	Allied Gold Mining P.L.C.	37,828	80,227
*	AZ Electronic Materials SA	64,704	291,174
	British Polythene Industries P.L.C.	102,332	560,401
	Carclo P.L.C.	216,209	1,537,585
*	Centamin P.L.C.	3,135,155	3,415,799
	Croda International P.L.C.	508,309	18,060,278

6

The United Kingdom Small Company Series
continued

		Shares	Value††
Materials — (Continued)
	DS Smith P.L.C.	4,475,611	$10,333,305
	Elementis P.L.C.	1,966,934	6,131,487
	Ferrexpo P.L.C.	888,830	3,009,719
	Filtrona P.L.C.	770,811	5,781,773
*	Gem Diamonds, Ltd.	431,630	1,328,895
	Hill & Smith Holdings P.L.C.	293,273	1,472,584
#	Hochschild Mining P.L.C.	647,638	4,784,499
*	International Ferro Metals, Ltd.	423,652	98,155
*	Inveresk P.L.C.	125,000	—
#	Lonmin P.L.C.	290,165	3,529,720
	Marshalls P.L.C.	722,366	1,015,109
	Mondi P.L.C.	1,236,260	10,589,027
*	Namakwa Diamonds, Ltd.	6,057	399
	New World Resources P.L.C. Series A	132,319	671,831
*	Petra Diamonds, Ltd.	22,092	41,718
	Petropavlovsk P.L.C.	646,643	4,632,674
	RPC Group P.L.C.	647,744	3,940,956
#*	Talvivaara Mining Co. P.L.C.	418,283	1,127,006
	Umeco P.L.C.	196,406	1,689,965
	Victrex P.L.C.	340,523	6,798,618
	Yule Catto & Co. P.L.C.	962,661	2,187,622
	Zotefoams P.L.C.	96,852	244,081
Total Materials			95,424,909

Telecommunication Services — (2.5%)
	Cable & Wireless Communications P.L.C.	9,400,024	4,379,463
	Cable & Wireless Worldwide P.L.C.	6,594,754	3,930,603
*	Colt Group SA	1,287,437	2,523,575
	Inmarsat P.L.C.	1,600,026	12,347,740
	Kcom Group P.L.C.	2,643,350	2,955,308
	TalkTalk Telecom Group P.L.C.	1,776,695	5,304,528
Total Telecommunication Services			31,441,217

Utilities — (2.8%)
	Dee Valley Group P.L.C.	12,109	246,191
	Drax Group P.L.C.	1,492,564	13,130,114
	Pennon Group P.L.C.	1,434,955	17,176,510
	Telecom Plus P.L.C.	265,603	3,548,261
Total Utilities			34,101,076
TOTAL COMMON STOCKS			1,220,436,369

PREFERRED STOCKS — (0.0%)
Consumer Staples — (0.0%)
	R.E.A. Holdings P.L.C.	5,414	9,371
RIGHTS/WARRANTS — (0.0%)
*	Oxford Biomedica P.L.C. Rights 07/19/12	600,351	—
*	SFI Holdings, Ltd. Litigation Certificate	26,713	—
*	Ultraframe P.L.C. Litigation Notes	319,285	—
TOTAL RIGHTS/WARRANTS			—

7

	Shares/
	Face
	Amount	Value†
	(000)
SECURITIES LENDING COLLATERAL — (1.4%)
§@ DFA Short Term Investment Fund	16,000,000	$16,000,000
@ Repurchase Agreement, Deutsche Bank Securities, Inc. 0.20%, 07/02/12
(Collateralized by U.S. Treasury Note 0.375%, 04/15/15, valued at $1,218,725)
to be repurchased at $1,194,848	$1,195	1,194,828
TOTAL SECURITIES LENDING COLLATERAL		17,194,828

TOTAL INVESTMENTS — (100.0%)
(Cost $1,148,684,875)		$1,237,640,568

8

THE CONTINENTAL SMALL COMPANY SERIES

SCHEDULE OF INVESTMENTS

June 30, 2012
(Unaudited)

		Shares	Value††
COMMON STOCKS — (84.5%)
AUSTRIA — (2.1%)
	Agrana Beteiligungs AG	17,322	$1,896,220
*	A-TEC Industries AG	21,828	—
	Atrium European Real Estate, Ltd.	482,320	2,264,224
*	Austria Email AG	715	4,969
	Austria Technologie & Systemtechnik AG	38,888	403,344
	BKS Bank AG	3,120	68,504
#	BWT AG	35,585	573,493
#	CA Immobilien Anlagen AG	163,483	1,637,170
*	DO & CO Restaurants & Catering AG	2,026	75,777
*	EAG-Beteiligungs AG	1,650	524
#	EVN AG	123,783	1,591,667
	Flughafen Wien AG	44,208	1,747,469
	Frauenthal Holding AG	12,084	130,825
#*	Intercell AG	169,685	418,603
	Josef Manner & Co. AG	870	61,644
	Kapsch TrafficCom AG	19,845	1,483,046
#	Lenzing AG	39,648	3,273,174
	Mayr-Melnhof Karton AG	33,159	3,046,342
#	Oberbank AG	37,973	2,287,477
#	Oesterreichischen Post AG	134,696	4,523,160
#	Palfinger AG	52,899	1,208,974
	Polytec Holding AG	71,246	547,073
#	RHI AG	98,844	2,304,366
	Rosenbauer International AG	13,833	710,873
#*	S IMMO AG	204,971	1,112,937
*	S&T System Integration & Technology Distribution AG	6,318	17,080
	Schoeller-Bleckmann Oilfield Equipment AG	43,716	3,544,814
	Semperit Holding AG	44,792	1,637,015
	Strabag SE	101,540	2,335,414
	UBM Realitaetenentwicklung AG	2,880	41,913
#	Uniqa Versicherungen AG	184,842	2,505,447
#*	Warimpex Finanz und Beteiligungs AG	10,047	9,166
#	Wienerberger AG	440,839	4,151,421
	Wolford AG	11,252	393,154
#	Zumtobel AG	128,443	1,331,841
TOTAL AUSTRIA			47,339,120

BELGIUM — (3.0%)
#*	Ablynx NV	69,930	251,837
*	Ackermans & van Haaren NV	103,313	8,121,330
#*	Agfa-Gevaert NV	700,668	1,147,406
	Arseus NV	83,695	1,477,376
	Atenor Group NV	4,391	152,628
	Banque Nationale de Belgique SA	952	2,503,635
	Barco NV	55,666	2,823,063
#	Bekaert NV	129,939	3,220,208
	Co.Br.Ha Societe Commerciale de Brasserie SA	115	218,495
	Compagnie d’Entreprises SA	41,428	2,205,344
*	Compagnie du Bois Sauvage SA	87	2
	Compagnie Immobiliere de Belgique SA	10,535	349,771
	Compagnie Maritime Belge SA	64,746	1,437,969
*	Deceuninck NV	268,927	293,456
#*	Devgen NV	58,690	610,852
*	D’Ieteren SA	129,060	5,372,070
	Duvel Moorgat SA	8,799	838,666
	Econocom Group SA	65,485	1,386,750
	Elia System Operator SA	124,286	5,111,175
#*	Euronav SA	87,288	599,398

1

The Continental Small Company Series
continued

		Shares	Value††
BELGIUM — (Continued)
	EVS Broadcast Equipment SA	51,147	$2,412,886
	Exmar NV	132,340	973,661
	Floridienne SA	2,033	259,702
*	Galapagos NV	89,614	1,406,243
#	Gimv NV	12,481	568,455
	Hamon & Compagnie International SA	4,148	82,537
	Henex SA	2,074	109,141
	Image Recognition Integrated Systems (I.R.I.S.) SA	6,284	223,842
*	Ion Beam Applications SA	79,751	423,350
	Jensen-Group NV	12,030	112,101
	Kinepolis Group NV	18,515	1,577,912
	Lotus Bakeries NV	1,361	870,617
	Melexis NV	93,665	1,454,894
	Mobistar SA	66,620	2,281,597
#	Nyrstar NV	599,376	3,420,839
#*	Picanol NV	16,620	256,350
*	RealDolmen NV (5529094)	120	19
*	RealDolmen NV (B3M0622)	7,428	155,231
	Recticel SA	82,419	517,727
	Resilux SA	4,095	260,675
	Rosier SA	655	200,439
	Roularta Media Group NV	8,654	150,697
*	SAPEC SA	3,531	166,738
	Sioen Industries NV	52,140	322,809
#	Sipef NV	28,693	2,077,955
	Softimat SA	24,253	118,356
*	Spector Photo Group SA	8,349	1,691
	Telenet Group Holding NV	606	26,517
	Ter Beke NV	2,260	140,542
	Tessenderlo Chemie NV	107,469	2,742,675
*	ThromboGenics NV	134,360	3,638,912
	Van de Velde NV	31,984	1,380,653
*	VPK Packaging Group SA	12,084	431,318
TOTAL BELGIUM			66,888,512

DENMARK — (3.1%)
*	Aktieselskabet Skjern Bank A.S.	3,276	51,364
	Alk-Abello A.S.	25,725	1,526,665
*	Alm. Brand A.S.	466,665	942,145
*	Amagerbanken A.S.	647,900	—
	Ambu A.S. Series B	24,493	594,468
*	Arkil Holdings A.S. Series B	736	45,462
*	Auriga Industries A.S. Series B	96,829	1,171,688
#*	Bang & Olufsen Holdings A.S.	138,857	1,494,721
#*	Bavarian Nordic A.S.	96,869	823,185
	BoConcept Holding A.S.	5,650	107,625
	Brodrene Hartmann A.S. Series B	11,730	219,317
*	Brondbyernes IF Fodbold A.S. Series B	12,924	23,136
#	D/S Norden A.S.	110,869	2,942,698
*	Dalhoff Larsen & Horneman A.S.	40,950	26,604
*	Dantherm Holding A.S.	1,326	3,703
	DFDS A.S.	18,568	886,930
*	Djursland Bank A.S.	8,970	201,344
	East Asiatic Co., Ltd. A.S.	55,571	1,359,616
	F.E. Bording A.S.	600	57,703
	Fluegger A.S. Series B	4,198	234,225
*	Genmab A.S.	140,715	1,407,949
	GN Store Nord A.S.	803,034	9,707,735
*	GPV Industri A.S. Series B	2,200	11,234
*	Greentech Energy Systems A.S.	8,355	16,173
	Gronlandsbanken A.S.	768	47,218

2

The Continental Small Company Series
continued

		Shares	Value††
DENMARK — (Continued)
*	H&H International A.S. Series B	17,280	$114,920
	Harboes Bryggeri A.S.	12,252	188,440
*	Hojgaard Holding A.S. Series B	2,739	33,309
#	IC Companys A.S.	35,278	585,630
*	Incentive A.S.	3,575	11,258
	Jeudan A.S.	4,620	346,297
*	Jyske Bank A.S.	186,875	5,042,091
	Lan & Spar Bank A.S.	5,150	236,685
*	Lastas A.S. Series B	10,343	36,971
*	Lollands Bank A.S.	248	4,430
*	Mols-Linien A.S.	25,307	70,462
*	NeuroSearch A.S.	77,826	42,015
	NKT Holding A.S.	92,105	2,993,425
#	Nordjyske Bank A.S.	17,600	200,806
	Norresundby Bank A.S.	7,350	185,805
	North Media A.S.	36,665	153,093
*	Ostjydsk Bank A.S.	3,305	132,515
#	Pandora A.S.	172,678	1,621,297
#*	Parken Sport & Entertainment A.S.	33,556	377,394
	Per Aarsleff A.S. Series B	7,213	495,624
	Ringkjoebing Landbobank A.S.	17,395	2,056,277
	Roblon A.S. Series B	540	64,091
	Rockwool International A.S. Series B	25,336	2,331,786
	Royal Unibrew A.S.	40,267	2,554,879
*	Salling Bank A.S.	430	15,411
	Schouw & Co. A.S.	74,017	1,500,061
	SimCorp A.S.	19,486	3,359,239
*	Sjaelso Gruppen A.S.	15,337	7,559
*	SKAKO A.S.	1,177	6,196
	Solar Holdings A.S. Series B	21,217	1,150,448
*	Spar Nord Bank A.S.	255,166	908,891
*	Sparbank A.S.	10,930	64,310
*	Sparekassen Faaborg A.S.	1,972	67,264
*	Sydbank A.S.	279,299	4,526,925
	Tivoli A.S.	969	505,239
#*	TK Development A.S.	153,640	367,405
*	Topdanmark A.S.	53,386	9,153,503
#*	TopoTarget A.S.	499,213	124,013
*	Topsil Semiconductor Materials A.S.	194,350	13,558
*	Torm A.S.	123,250	44,324
	United International Enterprises A.S.	5,725	798,779
#*	Vestas Wind Systems A.S.	391,283	2,169,327
*	Vestjysk Bank A.S.	29,541	79,525
TOTAL DENMARK			68,644,385

FINLAND — (5.7%)
	Ahlstrom Oyj	25,421	410,223
	Aktia Oyj Series A	14,830	83,817
#	Alma Media Oyj	277,852	1,814,413
	Amer Sports Oyj	462,028	5,268,661
	Aspo Oyj	83,192	626,306
	Atria P.L.C.	23,013	147,355
*	Bank of Aland P.L.C. Series B	22,078	212,141
	BasWare Oyj	34,550	986,667
*	Biotie Therapies Corp. Oyj	804,486	378,916
#	Cargotec Oyj Series B	134,915	3,101,475
	Citycon Oyj	796,544	2,254,091
*	Componenta Oyj	34,813	129,258
	Comptel P.L.C.	337,600	174,916
#	Cramo Oyj	148,755	1,861,697
	Digia P.L.C.	55,020	165,982

3

The Continental Small Company Series
continued

		Shares	Value††
FINLAND — (Continued)
	Efore Oyj	109,219	$89,972
*	Elcoteq SE	3,041	—
*	Elektrobit Corp. Oyj	16,849	13,264
	Elisa Oyj	432,751	8,714,414
	eQ P.L.C.	67,120	142,703
	Etteplan Oyj	62,600	190,991
*	Finnair Oyj	290,348	643,540
*	Finnlines Oyj	124,906	1,105,235
	Fiskars Oyj Abp	181,663	3,311,861
	F-Secure Oyj	463,536	844,226
*	GeoSentric Oyj	244,900	3,099
*	Glaston Oyj Abp	131,940	44,933
	HKScan Oyj Series A	101,202	486,334
	Huhtamaki Oyj	365,393	5,429,323
	Ilkka-Yhtyma Oyj	61,503	459,716
#	KCI Konecranes Oyj	245,559	6,455,712
#	Kemira Oyj	406,123	4,761,793
#	Kesko Oyj Series B	91,919	2,402,927
	Laennen Tehtaat Oyj	18,920	318,588
	Lassila & Tikanoja Oyj	134,457	1,592,044
#	Lemminkainen Oyj	22,983	453,764
#*	Mesta Board Oyj	1,549,706	3,944,986
*	Neo Industrial Oyj	15,727	34,310
#	Neste Oil Oyj	285,400	3,211,594
	Nordic Aluminium Oyj	10,440	376,306
	Okmetic Oyj	54,904	330,886
	Olvi Oyj Series A	62,708	1,487,460
#	Oriola-KD Oyj Series A	5,045	13,028
	Oriola-KD Oyj Series B	421,568	1,040,452
#	Orion Oyj Series A	130,850	2,484,054
	Orion Oyj Series B	368,171	6,973,410
#*	Outokumpu Oyj	3,488,317	3,395,533
	Outotec Oyj	163,942	7,490,657
	PKC Group Oyj	62,885	968,660
	Pohjola Bank P.L.C. Series A	331,849	3,872,611
	Ponsse Oyj	25,697	221,668
#	Poyry Oyj	187,165	986,527
	Raisio P.L.C. Series V	539,600	1,725,863
	Ramirent Oyj	314,761	2,579,583
	Rapala VMC Oyj	113,258	734,253
#	Rautaruukki Oyj Series K	350,532	2,210,660
	Raute Oyj Series A	10,298	98,336
*	Ruukki Group Oyj	604,909	507,304
	Saga Furs Oyj	11,244	228,657
#	Sanoma Oyj	312,032	2,751,792
*	Scanfil P.L.C.	123,479	108,117
	Sievi Capital P.L.C.	123,479	156,354
	SRV Group P.L.C.	7,277	30,483
	Stockmann Oyj Abp Series A	43,914	873,697
#	Stockmann Oyj Abp Series B	115,282	2,330,738
#*	Stonesoft Oyj	6,140	8,511
#	Technopolis Oyj	251,292	1,032,840
	Teleste Oyj	53,559	266,046
#	Tieto Oyj	291,983	4,665,880
#	Tikkurila Oyj	136,287	2,323,498
*	Tulikivi Oyj	54,813	34,728
#	Uponor Oyj Series A	219,676	1,972,149
	Vacon Oyj	45,190	1,933,280
	Vaisala Oyj Series A	39,132	745,836
	Viking Line Abp	10,366	238,054

4

The Continental Small Company Series
continued

		Shares	Value††
FINLAND — (Continued)
#	Yit Oyj	434,016	$7,373,352
TOTAL FINLAND			126,842,510

FRANCE — (9.2%)
#	ABC Arbitrage SA	22,399	187,699
#*	Air France-KLM	346,829	1,656,228
#	Akka Technologies SA	13,905	386,063
	Ales Groupe SA	31,238	554,589
	Altamir Amboise SA	75,559	573,152
#	Alten, Ltd.	70,349	1,954,256
*	Altran Technologies SA	676,432	2,984,096
	April SA	74,171	1,054,685
#*	Archos SA	75,094	406,224
	Arkema SA	86,662	5,682,294
#*	Artprice.com SA	11,156	355,361
#	Assystem	55,571	913,672
#*	Atari SA	102,420	156,748
	AtoS SA	42,385	2,534,757
	Aubay SA	10,285	71,362
	Audika SA	21,251	230,464
#	Aurea SA	3,551	21,121
	Avenir Telecom SA	17,841	10,682
	Axway Software SA	22,982	413,034
*	Baccarat SA	1,090	219,645
	Banque Tarneaud SA	1,430	150,456
#	Beneteau SA	179,820	1,738,760
#*	Bigben Interactive SA	10,448	88,806
#*	BioAlliance Pharma SA	45,552	202,142
	Boiron SA	28,682	745,873
*	Boizel Chanoine Champagne SA	7,266	368,438
	Bonduelle SCA	13,776	1,158,183
	Bongrain SA	34,266	2,178,983
#	Bourbon SA	183,342	4,428,012
*	Boursorama SA	63,152	405,968
#*	Bull SA	309,488	920,265
	Burelle SA	3,866	836,858
	Cafom SA	4,919	34,224
*	Catering International Services SA	862	88,161
	CBo Territoria SA	15,083	49,708
	Cegedim SA	16,591	496,059
	Cegid Group	16,629	316,057
	CFAO SA	75,679	3,582,456
	Cie des Alpes	5,910	95,602
*	Cie Generale de Geophysique - Veritas SA	7,137	184,597
	Ciments Francais SA	8,127	492,767
*	Club Mediterranee SA	87,116	1,492,064
	Compagnie Industrielle et Financiere D’Entreprises SA	1,200	75,930
*	CS Communication & Systemes SA	2,417	7,410
	Damartex SA	20,796	405,064
#	Derichebourg SA	548,515	1,328,069
	Devoteam SA	24,812	267,423
*	Dynaction SA	11,487	82,331
	Eiffage SA	51,191	1,654,325
	Electricite de Strasbourg SA	21,886	2,626,704
	Esso SA Francaise	9,411	712,225
#	Establissements Maurel et Prom SA	326,408	4,727,726
*	Etam Developpement SA	1,949	27,149
*	Euler Hermes SA	40,320	2,609,635
#*	Euro Disney SCA	138,383	687,671
	Eurofins Scientific SA	19,434	2,413,363
	Exel Industries SA Series A	10,680	439,391

5

The Continental Small Company Series
continued

		Shares	Value††
FRANCE — (Continued)
	Faiveley Transport SA	21,104	$1,124,238
#	Faurecia SA	117,313	1,951,302
#	Fimalac SA	31,490	1,249,441
	Fleury Michon SA	4,694	177,319
*	GameLoft SA	153,330	958,139
*	Gascogne SA	6,907	102,816
	Gaumont SA	13,980	684,443
	GEA SA	1,000	88,765
#*	GECI International SA	59,392	134,538
	Gemalto NV	97,900	7,031,527
#	Gevelot SA	3,584	248,916
*	GFI Informatique SA	137,700	462,276
	GL Events SA	21,468	404,588
	GPE Groupe Pizzorno SA	4,885	49,358
	Groupe Crit SA	24,255	366,230
	Groupe Flo SA	29,358	123,463
*	Groupe Go Sport SA	965	5,185
	Groupe Gorge SA	17,733	158,521
	Groupe Guillin SA	1,061	71,844
*	Groupe Open SA	27,590	190,290
#*	Groupe Partouche SA	61,786	72,199
	Groupe Steria SCA	86,854	1,344,721
	Guerbet SA	6,577	545,001
*	Haulotte Group SA	61,352	423,566
#	Havas SA	1,275,798	5,831,310
#*	Hi-Media SA	116,838	297,811
*	Idsud SA	2,227	57,609
#	Ingenico SA	122,231	5,933,808
#	Interparfums SA	18,983	485,509
#	Ipsen SA	61,464	1,525,863
#	Ipsos SA	98,369	2,895,285
*	Jacquet Metal Service SA	48,141	505,097
*	Kaufman & Broad SA	784	14,235
#	Korian SA	8,204	124,692
	L.D.C. SA	19	2,009
	Laurent-Perrier SA	12,546	1,072,293
	Lectra SA	83,499	475,998
	Lisi SA	16,907	1,000,599
#*	LVL Medical Groupe SA	18,786	732,329
	M6 Metropole Television SA	160,626	2,111,964
	Maisons France Confort SA	11,538	292,539
#*	Manitou BF	48,911	853,025
	Manutan International SA	14,553	554,065
#*	Maurel et Prom Nigeria SA	323,678	730,043
*	Medica SA	98,227	1,567,140
*	Mersen SA	64,007	1,603,739
#	MGI Coutier SA	2,753	110,883
*	Modelabs Group SA	6	35
	Montupet SA	8,127	49,721
	Mr. Bricolage SA	30,731	346,373
	Naturex SA	12,810	758,573
	Neopost SA	100,958	5,387,815
	Nexans SA	131,823	5,113,361
	Nexity SA	87,378	2,083,148
	NextRadioTV SA	3,451	53,765
#*	NicOx SA	245,527	895,242
	Norbert Dentressangle SA	20,989	1,331,634
	NRJ Group SA	34,721	231,570
#	Oeneo SA	113,285	356,603
#	Orpea SA	101,314	3,502,122
	Osiatis SA	685	4,383

6

The Continental Small Company Series
continued

		Shares	Value††
FRANCE — (Continued)
#	PagesJaunes Groupe SA	384,634	$836,736
*	Parrot SA	23,860	703,494
#	Pierre & Vacances SA	18,411	331,512
	Plastic Omnium SA	96,698	2,428,354
	Plastivaloire SA	4,552	77,576
	PSB Industries SA	8,438	280,223
	Rallye SA	95,651	2,732,960
*	Recylex SA	55,481	179,740
	Remy Cointreau SA	70,183	7,710,730
#	Robertet SA	3,167	471,366
*	Rodriguez Group SA	28,147	89,675
	Rougier SA	6,115	283,532
	Rubis SA	90,300	4,655,798
#*	S.T. Dupont SA	300,960	156,898
#	SA des Ciments Vicat	40,662	1,970,474
	Sabeton SA	13,500	217,281
	Saft Groupe SA	79,482	1,906,936
	Samse SA	8,342	614,696
	Sartorius Stedim Biotech SA	7,679	563,135
#	Seche Environnement SA	4,887	127,250
#	Sechilienne SA	62,522	881,304
#	Securidev SA	2,500	88,050
#*	Sequana SA	176,532	383,996
*	Societe Anonyme d’Explosifs et de Produits Chimiques SA	524	119,168
	Societe BIC SA	62,449	6,450,986
	Societe d’Edition de Canal Plus SA	306,742	1,653,613
	Societe des Bains de Mer et du Cercle des Etrangers a Monaco SA	46,150	1,784,810
#	Societe Internationale de Plantations d’Heveas SA	4,634	395,666
	Societe Pour l’Informatique Industrielle SA	40,908	235,105
	Societe Television Francaise 1 SA	386,597	3,086,940
#*	Soitec SA	400,615	1,466,985
	Somfy SA	21,738	4,022,711
#	Sopra Group SA	22,982	1,171,324
*	Spir Communication SA	4,596	114,833
*	Stallergenes SA	10,321	578,547
#*	Ste Industrielle d’Aviation Latecoere SA	23,755	298,773
	Stef SA	29,121	1,328,098
*	Store Electronic SA	3,312	44,345
	Sword Group SA	18,798	262,772
	Synergie SA	60,624	560,866
#*	Technicolor SA	321,494	767,113
	Teleperformance SA	182,548	4,035,068
#	Tessi SA	5,050	456,531
#*	Theolia SA	347,281	321,877
#	Thermador Groupe	4,122	278,034
	Tonnellerie Francois Freres SA	3,839	147,281
	Total Gabon SA	798	329,225
	Touax SA	2,191	61,653
*	Toupargel Groupe SA	111	960
#*	Transgene SA	44,474	419,567
	Trigano SA	29,525	347,981
*	UbiSoft Entertainment SA	342,902	2,298,832
	Union Financiere de France Banque SA	16,828	391,654
#	Valeo SA	149,480	6,175,630
	Viel et Compagnie SA	158,130	478,659
#	Vilmorin & Cie SA	20,195	2,141,034
	Virbac SA	17,494	2,891,946
#*	Vivalis SA	30,181	206,675
	VM Materiaux SA	6,914	174,121
#	Vranken Pommery Monopole SA	14,162	391,906
7

The Continental Small Company Series
continued

		Shares	Value††
FRANCE — (Continued)
	Zodiac Aerospace SA	70,891	$7,211,390
TOTAL FRANCE			206,140,258

GERMANY — (12.3%)
	A.S. Creation Tapeton AG	6,853	243,606
*	AAP Implantate AG	47,250	47,849
*	Aareal Bank AG	423,110	6,972,928
*	Abwicklungsgesellschaft Roesch AG Medizintechnik	7,300	241
*	ADVA AG Optical Networking	128,074	665,318
*	Advanced Inflight Alliance AG	326	1,826
	AGROB Immobilien AG	5,800	71,566
#*	Air Berlin P.L.C.	117,774	268,506
#	Aixtron SE	314,748	4,510,760
*	Aligna AG	318,087	7,648
	Allgeier Holding SE	14,491	190,912
*	Amadeus Fire AG	16,192	726,082
*	Analytik Jena AG	597	8,230
*	Andreae-Noris Zahn AG	26,412	1,103,503
#	Asian Bamboo AG	29,133	280,232
	Atoss Software AG	303	7,790
#	AUGUSTA Technologie AG	28,595	803,352
	Aurubis AG	153,470	7,411,337
	Baader Bank AG	123,981	293,413
#	Balda AG	127,634	777,553
#	Bauer AG	26,971	642,334
#	BayWa AG	32,306	1,183,911
	Bechtle AG	51,856	1,913,362
	Bertrandt AG	23,001	1,722,976
*	Beta Systems Software AG	8,265	16,174
#*	Bijou Brigitte AG	6,146	505,774
	Bilfinger Berger SE	82,342	6,711,358
	Biotest AG	20,784	1,038,324
*	BKN International AG	33,408	169
*	BMP Media Vestors AG	36,887	29,241
*	Borussia Dortmund GmbH & Co. KGaA	208,512	642,769
*	CANCOM AG	27,644	488,190
	Carl Zeiss Meditec AG	90,062	2,172,398
	CAT Oil AG	48,890	309,845
	Celesio AG	140,854	2,305,558
*	CENIT AG	13,282	106,038
*	Centrosolar Group AG	5,202	6,073
#	Centrotec Sustainable AG	42,634	702,470
#	Centrotherm Photovoltaics AG	28,152	83,213
*	Cewe Color Holding AG	15,268	558,955
#*	Colonia Real Estate AG	15,806	54,656
	Comdirect Bank AG	139,558	1,260,981
#	CompuGroup Medical AG	25,934	350,108
#*	Conergy AG	264,408	168,656
#*	Constantin Medien AG	359,780	683,547
	CropEnergies AG	70,226	417,943
	CTS Eventim AG	106,100	3,192,761
*	Curanum AG	100,137	211,628
#	DAB Bank AG	130,043	534,519
	Data Modul AG	11,455	200,036
#	Delticom AG	12,707	836,916
	Deufol AG	113,203	132,278
	Deutsche Beteiligungs AG	29,148	575,530
#	Deutsche Wohnen AG	440,215	7,402,331
*	Deutz AG	263,835	1,342,610
*	Dialog Semiconductor P.L.C.	166,323	3,019,335
#	DIC Asset AG	13,115	113,165

8

The Continental Small Company Series
continued

		Shares	Value††
GERMANY — (Continued)
	Dierig Holding AG	9,408	$131,400
#	Douglas Holding AG	105,346	4,151,061
	Dr. Hoenle AG	14,858	167,442
	Draegerwerk AG & Co. KGaA	1,886	167,122
#	Drillisch AG	158,285	1,516,644
	Duerr AG	36,111	2,228,122
	DVB Bank SE	173,470	5,086,969
	Eckert & Ziegler AG	10,620	303,802
	Elmos Semiconductor AG	34,592	285,351
	ElreingKlinger AG	106,886	2,550,501
	Erlus AG	2,970	137,119
	Euromicron AG	21,230	501,390
	Euwax AG	14,880	988,863
#*	Evotec AG	1,165,338	3,166,663
#	Fielmann AG	37,316	3,454,887
#*	First Sensor AG	16,180	200,514
*	FJA AG	217	313
#	Freenet AG	372,758	5,417,186
	Fuchs Petrolub AG	139,299	7,135,817
*	GAGFAH SA	281,532	2,694,379
	GBW AG	28,417	773,178
	Gerresheimer AG	91,775	4,319,970
*	Gerry Weber International AG	89,108	3,685,724
*	Gesco AG	10,010	760,976
	GFK SE	72,083	3,575,614
	GFT Technologies AG	66,050	243,213
#*	Gigaset AG	175,782	324,597
#	Gildemeister AG	164,692	2,599,024
	Grammer AG	38,348	670,380
	Grenkeleasing AG	32,703	1,805,502
#	H&R AG	42,122	755,804
	Hamborner REIT AG	17,055	149,830
	Hamburger Hafen und Logistik AG	55,006	1,404,613
#*	Hansa Group AG	146,815	523,994
#	Hawesko Holding AG	19,463	922,752
#*	Heidelberger Druckmaschinen AG	734,833	1,024,720
	Highlight Communications AG	61,832	260,820
*	Homag Group AG	13,786	213,347
#	Indus Holding AG	55,214	1,515,455
	Innovation in Traffic Systems AG	23,949	529,046
*	Interseroh SE	21,642	1,587,478
*	Intershop Communications AG	62,598	167,206
	Isra Vision Systems AG	10,917	229,913
#*	IVG Immobilien AG	400,498	797,890
*	Jenoptik AG	162,963	1,034,428
*	Joyou AG	4,378	41,597
*	Kampa AG	35,505	1,435
#*	Kloeckner & Co. SE	341,221	3,498,922
	Koenig & Bauer AG	9,482	149,563
	Kontron AG	189,937	1,171,557
#	Krones AG	72,618	3,668,555
	KSB AG	3,584	1,875,547
#*	Kuka AG	102,786	2,315,565
	KWS Saat AG	17,224	4,481,317
	Leifheit AG	12,500	371,053
	Leoni AG	115,635	4,411,319
*	Loewe AG	25,187	150,202
*	Lotto24	13,760	56,506
#	LPKF Laser & Electronics AG	24,777	385,023
#*	Manz AG	5,470	172,058
#*	Masterflex AG	19,347	109,835

9

The Continental Small Company Series
continued

		Shares	Value††
GERMANY — (Continued)
*	Maxdata Computer AG	94,120	$14,412
*	Mediclin AG	119,554	612,748
#*	Medigene AG	90,619	123,615
	Mensch und Maschine Software AG	23,311	141,839
	MLP AG	216,957	1,385,917
	Mobotix AG	13,494	324,381
#*	Mologen AG	24,513	263,912
#*	Morphosys AG	67,942	1,516,456
*	MPC Muenchmeyer Petersen Capital AG	5,101	4,858
	MTU Aero Engines Holding AG	110,610	8,140,862
*	Muehlbauer Holding & Co. AG	14,905	414,713
#	MVV Energie AG	114,055	2,991,796
	Nemetschek AG	24,668	916,214
	Nexus AG	33,813	334,787
#*	Nordex SE	156,986	591,916
	NORMA Group	17,680	388,479
	OHB AG	35,659	576,844
	Oldenburgische Landesbank AG	4,234	139,544
	P&I Personal & Informatik AG	17,889	657,532
*	Patrizia Immobilien AG	53,679	300,024
	Pfeiffer Vacuum Technology AG	34,299	3,500,871
*	Pfleiderer AG	98,458	9,967
	Phoenix Solar AG	4,057	8,272
	PNE Wind AG	167,451	343,052
#*	Praktiker AG	195,237	306,287
	Progress-Werk Oberkirch AG	7,812	336,323
#	PSI AG Gesellschaft Fuer Produkte und Systeme der Informationstechnologie	30,993	621,099
	PVA TePla AG	46,019	168,833
	QSC AG	306,094	849,682
	R Stahl AG	14,410	490,883
#	Rational AG	15,420	3,675,485
	REALTECH AG	11,221	73,944
	Rheinmetall AG	128,614	6,322,311
#	Rhoen-Klinikum AG	406,308	9,730,000
	Ruecker AG	18,832	299,890
	S.A.G. Solarstrom AG	18,375	45,261
#*	SAF-Holland SA	143,296	806,260
*	Salzgitter AG	48	1,976
	Schaltbau Holding AG	1,921	190,842
*	Sedo Holding AG	69,691	157,294
	Sektkellerei Schloss Wachenheim AG	11,554	116,093
*	SER Systems AG	9,400	202
#	SGL Carbon SE	229,387	8,978,008
#*	Singulus Technologies AG	236,814	550,094
	Sinner AG	2,660	49,127
#	Sixt AG	81,198	1,362,426
*	SKW Stahl-Metallurgie Holding AG	16,616	263,507
#*	Sky Deutschland AG	1,064,773	3,868,827
*	SM Wirtschaftsberatungs AG	18,133	102,116
	SMA Solar Technology AG	23,168	794,644
#	SMT Scharf AG	5,696	149,160
	Software AG	163,367	5,075,464
*	Solar-Fabrik AG	9,269	23,501
#	Solarworld AG	285,203	501,026
*	Solon SE	21,137	2,400
	Stada Arzneimittel AG	186,918	5,719,153
	STINAG Stuttgart Invest AG	35,003	707,613
*	Stoehr & Co. AG	6,000	13,944
	STRATEC Biomedical AG	27,909	1,239,688
*	Stroer Out-of-Home Media AG	57,987	570,311
#*	Suss Microtec AG	62,854	724,056

10

The Continental Small Company Series
continued

		Shares	Value††
GERMANY — (Continued)
	Symrise AG	327,915	$9,993,865
*	Syzygy AG	30,656	132,427
#*	TAG Immobilien AG	333,638	3,139,421
	Takkt AG	126,507	1,574,497
	TDS Informationstechnologie AG	89,063	486,905
#	Telegate AG	16,807	123,754
*	Tipp24 SE	13,760	690,688
	Tom Tailor Holding AG	47,966	781,364
#	Tomorrow Focus AG	113,715	500,434
#*	TUI AG	468,655	2,803,520
*	UMS United Medical Systems International AG	6,203	55,341
	UmweltBank AG	17,656	593,277
*	United Internet AG	1,901	32,680
	VBH Holding AG	9,415	40,655
*	Verbio AG	52,498	157,913
#	Vossloh AG	37,975	3,196,463
	VTG AG	32,073	493,005
	Wacker Neuson SE	51,007	675,632
*	Wanderer-Werke AG	7,903	330
*	Washtec AG	5,492	62,659
#	Wincor Nixdorf AG	119,287	4,240,698
	Wirecard AG	298,329	5,784,734
	Wuerttembergische Lebensversicherung AG	27,157	483,146
	Wuerttembergische Metallwarenfabrik AG	28,781	1,365,960
#	XING AG	12,102	706,345
	Zhongde Waste Technology AG	1,197	4,077
#*	zooplus AG	5,927	194,159
TOTAL GERMANY			275,954,547

GREECE — (1.7%)
*	Aegean Airlines S.A.	5,746	9,210
*	Aegek S.A.	120,000	15,712
*	Alfa Alfa Energy S.A.	3,810	6,702
*	Alpha Bank A.E.	674,977	1,070,210
*	Alumil Aluminum Industry S.A.	48,665	13,516
*	Alysida S.A.	2,376	5,987
*	Anek Lines S.A.	498,242	60,248
*	Astir Palace Hotels S.A.	93,886	415,516
*	Athens Medical Center S.A.	150,874	65,960
*	Atlantic Supermarkets S.A.	34,730	3,516
*	Attica Bank S.A.	184,869	63,212
*	Atti-Kat S.A.	56,554	2,932
	Autohellas S.A.	81,839	127,212
*	Babis Vovos International Construction S.A.	21,073	8,107
*	Balafas S.A.	15,200	3,655
*	Balkan Real Estate S.A.	5,450	1,654
*	Bank of Cyprus P.L.C.	4,342,301	1,547,926
	Bank of Greece S.A.	133,571	1,923,608
*	Cyprus Popular Bank PCL	3,674,665	394,642
*	Daios Plastics S.A.	16,350	113,222
*	Diagnostic & Therapeutic Center of Athens Hygeia S.A.	275,576	62,206
*	EFG Eurobank Ergasias S.A.	971,907	924,804
*	Elastron S.A.	93,108	58,064
*	Elbisco Holding S.A.	28,098	3,853
	Elektrak S.A.	34,087	77,561
*	Elektroniki Athinon SA.	7,497	5,033
	Ellaktor S.A.	544,614	756,432
*	Elval - Hellenic Aluminium Industry S.A.	28,590	35,293
*	Etma Rayon S.A.	11,242	20,060
*	Euro Reliance General Insurance Co. S.A.	54,730	35,962
*	Euromedica S.A.	33,079	16,269

11

The Continental Small Company Series
continued

		Shares	Value††
GREECE — (Continued)
	EYDAP Athens Water Supply & Sewage Co. S.A.	116,677	$440,602
*	F.G. Europe S.A.	4,536	3,111
*	Folli Follie Group S.A.	150,049	1,075,696
*	Forthnet S.A.	253,290	30,772
*	Fourlis Holdings S.A.	146,787	191,647
	Frigoglass S.A.	115,348	617,748
	GEK Terna S.A.	296,155	339,707
*	Geniki Bank S.A.	31,074	6,550
*	Halkor S.A.	225,206	108,946
*	Hellenic Cables S.A.	64,529	90,743
	Hellenic Exchanges S.A.	296,505	1,012,499
	Hellenic Petroleum S.A.	326,121	1,946,217
*	Hellenic Sugar Industry S.A.	70,860	60,962
*	Hellenic Telecommunication Organization Co. S.A.	707,121	1,795,615
*	Heracles General Cement Co. S.A.	77,436	127,578
*	Iaso S.A.	206,042	151,145
	Inform P. Lykos S.A.	23,285	22,760
*	Informatics S.A.	3,778	1,482
*	Intracom Holdings S.A.	313,001	70,965
*	Intracom Technical & Steel Constructions S.A.	74,651	46,353
	Intralot S.A.-Integrated Lottery Systems & Services	551,157	622,200
*	Ionian Hotel Enterprises S.A.	16,914	310,324
*	Ipirotiki Software & Publications S.A.	22,110	54,282
	JUMBO S.A.	400,965	1,547,279
	Karelia Tobacco Co., Inc. S.A.	5,787	680,462
*	Kathimerini Publishing S.A.	47,170	24,522
*	Lambrakis Press SA	14,394	25,358
*	Lamda Development S.A.	905	2,111
*	Lan-Net S.A.	12,688	19,268
*	Lavipharm S.A.	57,739	11,327
	Loulis Mills S.A.	41,702	65,237
*	Marfin Investment Group Holdings S.A.	2,380,237	718,948
	Metka S.A.	101,638	877,790
*	Michaniki S.A.	155,442	31,489
	Motor Oil (Hellas) Corinth Refineries S.A.	246,966	1,689,071
*	Mytilineos Holdings S.A.	367,558	1,144,762
*	National Bank of Greece S.A.	1,343,567	2,357,725
*	Neorion Holdings S.A.	14,991	2,498
*	OPAP S.A.	168,712	1,055,988
*	Pegasus Publishing SA	18,829	23,828
*	Piraeus Bank S.A.	4,777,477	1,563,363
	Piraeus Port Authority S.A.	21,267	258,437
*	Promota Hellas S.A.	8,860	2,579
*	Proton Bank S.A.	141,214	—
	Public Power Corp. S.A.	528,487	1,248,080
*	Real Estate Development & Services S.A.	94,497	54,899
	S&B Industrial Minerals S.A.	68,336	421,571
*	Sarantis S.A.	74,884	151,307
*	Selected Textile S.A.	60,619	31,776
*	Sfakianakis S.A.	17,776	14,114
*	Sidenor Steel Products Manufacturing Co. S.A.	203,373	160,785
*	T Bank S.A.	228,007	—
*	Technical Olympic S.A.	2,237	3,783
*	Teletypos S.A. Mega Channel	77,669	13,084
	Terna Energy S.A.	137,807	238,576
*	Themeliodomi S.A.	37,422	17,522
	Thessaloniki Port Authority S.A.	6,936	95,600
	Thessaloniki Water Supply & Sewage Co. S.A.	15,807	69,973
*	Thrace Plastics Co. S.A.	96,060	64,985
	Titan Cement Co. S.A.	203,501	3,576,493
*	TT Hellenic Postbank S.A.	695,353	339,171

12

The Continental Small Company Series
continued

		Shares	Value††
GREECE — (Continued)
*	Varvaressos S.A. European Spinning Mills	10,832	$3,427
*	Viohalco Hellenic Copper and Aluminum Industry S.A.	603,593	1,754,358
TOTAL GREECE			37,337,734

IRELAND — (2.8%)
	Abbey P.L.C.	83,095	625,638
*	Aer Lingus Group P.L.C.	752,359	958,229
*	Aminex P.L.C.	496,086	37,727
	C&C Group P.L.C. (B010DT8)	399,607	1,706,525
	C&C Group P.L.C. (B011Y09)	1,014,594	4,359,922
	DCC P.L.C. (0242493)	308,989	7,162,498
	DCC P.L.C. (4189477)	19,143	443,717
	Donegal Creameries P.L.C.	26,085	108,639
	Dragon Oil P.L.C.	1,040,471	8,991,935
*	Elan Corp. P.L.C.	68,874	1,010,079
	FBD Holdings P.L.C.	125,728	1,280,567
	Fyffes P.L.C.	1,002,889	534,728
	Glanbia P.L.C. (0066950)	700,613	5,194,019
	Glanbia P.L.C. (4058629)	69,229	511,558
	Grafton Group P.L.C.	557,027	1,974,289
	IFG Group P.L.C.	337,495	585,913
*	Independent News & Media P.L.C. (B59HWB1)	406,791	103,123
*	Independent News & Media P.L.C. (B5TR5N4)	318,060	80,426
	Irish Continental Group P.L.C.	91,000	1,750,764
*	Kenmare Resources P.L.C. (0487948)	4,136,548	2,580,257
*	Kenmare Resources P.L.C. (4490737)	409,813	255,486
	Kingspan Group P.L.C.	449,509	3,639,523
*	McInerney Holdings P.L.C.	697,135	—
	Paddy Power P.L.C. (0258810)	180,573	11,787,605
	Paddy Power P.L.C. (4828974)	10,071	657,440
*	Providence Resources P.L.C.	59,917	475,204
	Smurfit Kappa Group P.L.C.	469,012	3,155,378
	Total Produce P.L.C.	788,180	398,900
	United Drug P.L.C. (3302480)	820,214	2,146,263
	United Drug P.L.C. (3335969)	63,911	167,701
TOTAL IRELAND			62,684,053

ISRAEL — (2.3%)
*	Africa Israel Investments, Ltd.	289,584	851,757
*	Africa Israel Properties, Ltd.	37,373	270,386
	Africa Israel Residences, Ltd.	594	5,880
*	Airport City, Ltd.	93,877	408,191
	Alon Holdings Blue Square Israel, Ltd.	46,194	103,992
*	AL-ROV Israel, Ltd.	15,910	296,870
	Alrov Properties & Lodgings, Ltd.	5,723	83,182
*	Alvarion, Ltd.	189,392	73,019
	Amot Investments, Ltd.	170,147	366,360
*	AudioCodes, Ltd.	159,083	289,297
	Avgol Industries 1953, Ltd.	345,993	235,638
*	Azorim Investment Development & Construction Co., Ltd.	302	259
*	Babylon, Ltd.	80,573	723,818
	Bayside Land Corp.	2,235	417,480
	Big Shopping Centers 2004, Ltd.	1,832	40,347
*	Biocell, Ltd.	16,731	107,750
*	BioLineRX, Ltd.	499,334	121,089
	Blue Square Real Estate, Ltd.	3,782	67,529
	Cellcom Israel, Ltd.	88,476	549,099
*	Ceragon Networks, Ltd.	58,317	515,850
*	Clal Biotechnology Industries, Ltd.	146,663	444,843
	Clal Industries & Investments, Ltd.	285,112	840,616
*	Clal Insurance Enterprises Holdings, Ltd.	83,321	824,069

13

The Continental Small Company Series
continued

		Shares	Value††
ISRAEL — (Continued)
*	Compugen, Ltd.	37,175	$141,959
	Delek Automotive Systems, Ltd.	116,189	757,305
	Delta-Galil Industries, Ltd.	26,943	243,028
	Direct Insurance - I.D.I. Insurance Co., Ltd.	35,764	74,577
	DS Apex Holdings, Ltd.	38,130	132,443
*	El Al Israel Airlines, Ltd.	643,357	68,020
*	Elbit Medical Imaging, Ltd.	53,265	115,598
*	Elbit Systems, Ltd.	15,715	541,114
*	Electra Real Estate, Ltd.	8,541	15,149
	Electra, Ltd.	5,971	448,427
*	Elron Electronic Industries, Ltd.	57,768	222,309
*	Evogene, Ltd.	68,666	312,601
*	EZchip Semiconductor, Ltd.	58,456	2,448,324
*	First International Bank of Israel, Ltd.	98,118	967,237
	FMS Enterprises Migun, Ltd.	10,300	131,437
	Formula Systems (1985), Ltd.	36,549	583,908
	Frutarom Industries, Ltd.	162,348	1,528,025
*	Gilat Satellite Networks, Ltd.	78,174	249,825
*	Given Imaging, Ltd.	40,777	649,046
	Golf & Co., Ltd.	57,649	162,122
*	Granite Hacarmel Investments, Ltd.	144,714	157,788
*	Hadera Paper, Ltd.	9,516	383,673
	Harel Insurance Investments & Finances, Ltd.	36,328	1,107,341
	Hot Telecommunications Systems, Ltd.	92,836	717,683
*	Industrial Building Corp., Ltd.	309,262	358,196
*	Israel Cold Storage & Supply Co., Ltd.	1,076	10,404
*	Israel Discount Bank, Ltd. Series A	1,419,481	1,475,936
	Israel Land Development Co., Ltd. (The)	22,615	151,898
	Ituran Location & Control, Ltd.	84,441	937,009
*	Jerusalem Oil Exploration, Ltd.	38,261	646,921
*	Kamada, Ltd.	110,315	834,492
*	Kardan Yazamut	95,268	13,311
	Maabarot Products, Ltd.	21,999	185,876
*	Magic Software Enterprises, Ltd.	25,756	147,006
	Matrix IT, Ltd.	171,428	726,057
	Melisron, Ltd.	42,507	716,945
*	Mellanox Technologies, Ltd.	93,933	6,663,381
*	Menorah Mivtachim Holdings, Ltd.	101,061	589,228
	Migdal Insurance & Financial Holding, Ltd.	960,206	1,127,804
*	Mizrahi Tefahot Bank, Ltd.	30,663	239,233
*	Naphtha Israel Petroleum Corp., Ltd.	129,582	407,793
	Neto Me Holdings, Ltd.	5,411	169,599
*	NICE Systems, Ltd.	7,362	269,586
*	NICE Systems, Ltd. Sponsored ADR	43,080	1,576,728
*	Nitsba Holdings (1995), Ltd.	93,132	670,744
*	Nova Measuring Instruments, Ltd.	32,832	302,387
*	Oil Refineries, Ltd.	3,243,030	1,601,157
	Ormat Industries, Ltd.	293,852	1,492,745
	Osem Investments, Ltd.	102,399	1,405,010
*	Partner Communications Co., Ltd.	153,078	620,105
	Paz Oil Co., Ltd.	16,380	1,857,288
*	Phoenix Holdings, Ltd. (The)	195,715	375,523
	Plasson Industries, Ltd.	8,706	204,486
	Rami Levi Chain Stores Hashikma Marketing 2006, Ltd.	27,880	799,428
*	Retalix, Ltd.	65,875	1,308,407
*	Scailex Corp, Ltd.	24,171	36,097
	Shikun & Binui, Ltd.	794,937	1,122,280
*	Space Communication, Ltd.	13,434	182,533
*	Strauss Group, Ltd.	122,758	1,192,883
*	Suny Electronic, Ltd.	30,942	42,697
	Super-Sol, Ltd. Series B	368,517	893,064

14

The Continental Small Company Series
continued

		Shares	Value††
ISRAEL — (Continued)
*	Tower Semiconductor, Ltd.	1,325,086	$917,230
*	Union Bank of Israel, Ltd.	130,630	378,052
TOTAL ISRAEL			52,445,779

ITALY — (7.0%)
#*	A2A SpA	3,246,685	1,741,104
	ACEA SpA	280,731	1,670,866
	Acegas-APS SpA	110,973	501,090
#*	Acotel Group SpA	3,478	103,067
*	Aedes SpA	1,494,875	152,006
*	Aeffe SpA	28,130	21,413
	Aeroporto de Firenze SpA	17,390	179,505
*	Aion Renewables SpA	35,065	40,055
	Alerion Cleanpower SpA	74,701	329,617
	Amplifon SpA	244,354	1,142,806
	Ansaldo STS SpA	321,559	2,288,208
#*	Arnoldo Mondadori Editore SpA	419,339	471,476
*	Ascopiave SpA	156,040	160,832
	Astaldi SpA	228,281	1,451,652
	Autogrill SpA	401,712	3,644,762
	Azimut Holding SpA	454,770	4,669,225
#	Banca Carige SpA	1,589,361	1,380,660
#	Banca Finnat Euramerica SpA	685,945	224,030
	Banca Generali SpA	148,130	1,704,628
	Banca IFIS SpA	102,347	646,822
#	Banca Piccolo Credito Valtellinese Scarl	959,086	1,420,281
	Banca Popolare dell’Emilia Romagna Scarl	1,062,794	5,734,979
*	Banca Popolare dell’Etruria e del Lazio Scarl	264,654	347,246
#*	Banca Popolare di Milano Scarl	12,252,921	5,831,241
#	Banca Popolare di Sondrio Scarl	1,122,536	6,849,023
	Banca Profilo SpA	732,338	247,652
	Banco di Desio e della Brianza SpA	232,296	545,751
*	Banco Popolare Scarl	2,911,704	3,909,469
#	BasicNet SpA	105,627	284,521
#*	Beghelli SpA	427,981	242,828
*	Biesse SpA	54,004	221,651
#	Bonifica Terreni Ferraresi e Imprese Agricole SpA	10,867	509,347
#	Brembo SpA	162,145	1,613,012
*	Brioschi Sviluppo Immobiliare SpA	174,780	19,496
	Buzzi Unicem SpA	291,869	2,745,757
	C.I.R. SpA - Compagnie Industriali Riunite	1,627,217	1,604,833
	Cairo Communication SpA	68,391	229,758
	Caltagirone Editore SpA	6,277	6,703
	Caltagirone SpA	246,310	352,763
*	Carraro SpA	113,633	223,389
	Cembre SpA	40,330	305,984
	Cementir Holding SpA	336,239	627,993
*	Class Editore SpA	139,030	30,602
#	Credito Artigiano SpA	361,183	371,835
	Credito Bergamasco SpA	129,374	1,782,763
	Credito Emiliano SpA	376,390	1,374,701
	CSP International Fashion Group SpA	11,858	12,299
*	d’Amico International Shipping S.A.	133,519	68,319
#	Danieli & Co. SpA	58,099	1,211,928
	Datalogic SpA	58,386	480,612
	Davide Campari - Milano SpA	708,374	4,934,804
*	DeA Capital SpA	241,155	392,670
*	Delclima SpA	276,381	142,405
	De’Longhi SpA	305,654	2,942,912
#	DiaSorin SpA	77,818	2,267,603
*	EEMS Italia SpA	101,107	31,237

15

The Continental Small Company Series
continued

		Shares	Value††
ITALY — (Continued)
*	EI Towers SpA	39,294	$825,373
*	Elica SpA	27,699	23,015
	Emak SpA	57,399	38,756
	Engineering Ingegneria Informatica SpA	15,735	517,943
	ERG SpA	242,145	1,531,922
	Esprinet SpA	104,855	424,763
*	Eurotech SpA	103,698	152,912
#	Falck Renewables SpA	452,790	483,532
	Fiera Milano SpA	37,863	149,688
#*	Finmeccanica SpA	1,424,938	5,761,590
#*	Fondiaria - Sai SpA	374,675	445,229
*	Gas Plus SpA	11,788	79,098
	Gefran SpA	31,968	114,856
#*	Gemina SpA	2,562,430	1,973,899
#	Geox SpA	305,569	676,028
*	Gruppo Ceramiche Ricchetti SpA	44,408	8,811
	Gruppo Editoriale L’Espresso SpA	670,242	515,488
	Gruppo MutuiOnline SpA	51,809	192,171
	Hera SpA	1,822,830	2,567,708
*	I Grandi Viaggi SpA	97,247	61,123
	Immsi SpA	743,533	386,268
#	Impregilo SpA	1,252,064	5,357,517
#	Indesit Co. SpA	185,473	777,184
	Industria Macchine Automatiche SpA	58,626	993,961
	Industria Romagnola Conduttori Elettrici SpA	43,452	91,612
	Intek SpA	267,440	120,446
#	Interpump Group SpA	255,327	1,942,570
#*	Iren SpA	1,758,434	695,172
	Isagro SpA	9,988	25,469
#	Italcementi SpA	279,135	1,368,872
	Italmobiliare SpA	46,873	729,945
#*	Juventus Football Club SpA	1,012,333	233,050
*	KME Group SpA	1,654,192	621,899
#*	Landi Renzo SpA	203,171	348,096
	Lottomatica Group SpA	185,318	3,576,849
#*	Maire Tecnimont SpA	601,549	500,001
#	Marcolin SpA	60,205	357,946
#*	Mariella Burani SpA	32,721	—
	Marr SpA	132,607	1,238,022
#	Mediaset SpA	2,020,261	3,538,228
#	Mediolanum SpA	726,451	2,561,398
#*	Milano Assicurazioni SpA	2,324,306	802,114
#*	Molecular Medicine SpA	310,001	168,686
*	Monrif SpA	315,834	109,268
*	Montefibre SpA	108,372	7,824
	Nice SpA	40,071	131,195
*	Pagnossin SpA	9,000	—
*	PanariaGroup Industrie Ceramiche SpA	23,552	19,860
#	Piaggio & C. SpA	547,514	1,370,405
#*	Pininfarina SpA	82,321	328,717
	Piquadro SpA	7,354	13,529
	Pirelli & C. SpA	275,391	2,904,508
*	Poltrona Frau SpA	150,358	181,019
#*	Prelios SpA	2,389,900	381,932
#*	Premafin Finanziaria SpA	961,257	244,470
*	Prima Industrie SpA	88	876
	Prysmian SpA	653,038	9,740,747
#*	RCS MediaGroup SpA	450,383	298,425
	Recordati SpA	408,182	2,912,049
	Reply SpA	12,998	286,486
*	Retelit SpA	113,922	49,730

16

The Continental Small Company Series
continued

		Shares	Value††
ITALY — (Continued)
*	Richard-Ginori 1735 SpA	8,489	$750
	Sabaf SpA	24,109	299,396
	SAES Getters SpA	30,068	266,722
*	Safilo Group SpA	140,163	828,365
#*	Saras SpA	1,269,180	1,237,908
	SAVE SpA	11,877	98,378
*	Screen Service Broadcasting Technologies SpA	152,114	40,457
#*	Seat Pagine Gialle SpA	2,988,837	119,175
*	Snai SpA	95,483	111,925
*	Societa Cattolica di Assicurazioni Scrl	180,734	2,157,687
	Societa Iniziative Autostradali e Servizi SpA	220,635	1,554,338
#	Sogefi SpA	186,290	456,985
	Sol SpA	166,511	870,089
*	Sorin SpA	1,151,064	2,503,310
*	Stefanel SpA	98,834	24,651
	Tamburi Investment Partners SpA	37,478	69,648
*	Telecom Italia Media SpA	1,649,819	336,841
#*	Tiscali SpA	3,437,478	135,615
	Tod’s SpA	47,508	4,765,449
	Trevi Finanziaria SpA	138,583	770,780
*	Uni Land SpA	51,835	—
#*	Unipol Gruppo Finanziario SpA	43,868	989,738
	Vianini Industria SpA	59,070	85,155
	Vianini Lavori SpA	175,180	651,379
	Vittoria Assicurazioni SpA	121,346	676,567
#*	Yoox SpA	143,444	2,075,028
	Zignago Vetro SpA	70,640	426,197
TOTAL ITALY			155,954,974

NETHERLANDS — (4.8%)
#	Aalberts Industries NV	429,854	6,693,200
	Accell Group NV	83,912	1,577,804
*	AFC Ajax NV	18,134	160,368
#*	AMG Advanced Metallurgical Group NV	137,180	1,160,975
#	Amsterdam Commodities NV	65,981	1,006,084
#	APERAM NV	192,399	2,540,044
	Arcadis NV	220,677	4,826,417
#	ASM International NV	205,174	7,793,598
*	Atag Group NV	4,630	1,699
	Ballast Nedam NV	702	10,508
	Batenburg Techniek NV	10,106	179,123
	BE Semiconductor Industries NV	147,135	1,077,686
	Beter Bed Holding NV	77,481	1,508,975
	BinckBank NV	250,785	2,038,009
#	Brunel International NV	51,660	2,047,369
*	Crown Van Gelder NV	17,878	112,786
#	CSM NV	294,872	5,437,650
	Delta Lloyd NV	183,834	2,556,511
	DOCdata NV	22,463	317,461
#	Exact Holding NV	62,140	1,358,520
*	Grontmij	234,289	754,903
#	Heijmans NV	66,281	516,179
	Hunter Douglas NV	8,755	341,931
#*	Kardan NV	122,078	71,065
	KAS Bank NV	50,870	452,906
	Kendrion NV	41,207	878,764
#	Koninklijke Bam Groep NV	1,226,084	3,445,080
#	Koninklijke Ten Cate NV	127,590	3,406,040
#	Koninklijke Wessanen NV	361,297	1,058,607
*	LBi International NV	357,912	1,317,868
	Macintosh Retail Group NV	52,629	601,529

17

The Continental Small Company Series
continued

		Shares	Value††
NETHERLANDS — (Continued)
	Mediq NV	269,634	$3,317,447
	Nederlandsche Apparatenfabriek NV	28,810	835,091
	Nutreco NV	152,966	10,667,369
#*	Ordina NV	283,698	326,716
*	PostNL NV	1,559,292	6,442,139
*	Roto Smeets Group NV	11,826	144,033
	Royal Imtech NV	318,192	7,597,876
	Royal Reesink NV	1,428	137,427
*	SBM Offshore NV	481,454	6,672,128
	Sligro Food Group NV	101,094	2,630,221
#*	SNS Reaal Groep NV	705,718	959,744
	Stern Groep NV	1,105	23,802
	Telegraaf Media Groep NV	163,704	1,713,838
	TKH Group NV	150,691	3,236,994
#*	TomTom NV	547,355	2,214,419
#	Unit 4 NV	117,246	2,988,208
	USG People NV	319,304	2,297,040
*	Xeikon NV	60,525	216,494
TOTAL NETHERLANDS			107,670,645

NORWAY — (3.1%)
#	ABG Sundal Collier Holding ASA	992,271	615,596
#*	Acta Holding ASA	588,069	109,732
	AF Gruppen ASA	2,718	24,024
#*	Algeta ASA	77,466	2,220,527
#*	Archer, Ltd.	351,080	632,380
	Arendals Fosse Kompani ASA	90	24,858
	Atea ASA	261,758	2,304,873
	Austevoll Seafood ASA	298,441	1,255,813
*	Bakkafrost	578	4,335
	Bonheur ASA	68,100	1,267,020
#	BW Offshore, Ltd.	1,153,981	1,255,573
#*	BWG Homes ASA	299,995	558,017
	Cermaq ASA	265,931	3,507,182
#*	Clavis Pharma ASA	105,080	923,742
	Copeinca ASA	76,559	540,214
#*	Deep Sea Supply P.L.C.	337,427	595,879
*	Det Norske Oljeselskap ASA	166,301	2,215,357
*	DNO International ASA	3,379,836	3,913,878
#*	Dockwise, Ltd.	70,399	1,167,936
*	DOF ASA	158,805	805,162
*	Eitzen Chemical ASA	297,422	2,500
	Ekornes ASA	110,784	1,586,099
*	Electromagnetic GeoServices ASA	473,821	1,048,958
*	Eltek ASA	1,292,456	860,054
	EVRY ASA	266,739	426,729
	Farstad Shipping ASA	61,041	1,443,220
#	Frontline, Ltd.	205,548	938,522
#*	Funcom NV	124,379	333,338
#	Ganger Rolf ASA	54,510	1,008,562
	Golar LNG, Ltd.	15,448	589,548
#	Golden Ocean Group, Ltd.	994,173	650,363
#*	Grieg Seafood ASA	122,305	154,742
*	Havila Shipping ASA	22,400	142,235
*	Hurtigruten ASA	758,840	474,092
*	Intex Resources ASA	45,445	42,784
*	Jason Shipping ASA	5,820	1,857
#*	Kongsberg Automotive Holding ASA	1,766,658	468,916
	Kongsberg Gruppen ASA	12,854	243,962
	Kvaerner ASA	640,458	1,439,306
	Leroey Seafood Group ASA	62,659	1,118,649

18

The Continental Small Company Series
continued

		Shares	Value††
NORWAY — (Continued)
#*	Natural ASA	476,317	$73,665
#	Nordic Semiconductor ASA	552,272	1,677,673
*	Norse Energy Corp. ASA	23,052	9,125
#*	Norske Skogindustrier ASA Series A	520,846	360,386
	Northern Offshore, Ltd.	346,881	527,729
#*	Norwegian Air Shuttle ASA	88,294	1,609,844
#*	Norwegian Energy Co. ASA	720,771	571,936
	Odfjell ASA Series A	138,810	747,551
	Olav Thon Eiendomsselskap ASA	12,852	1,860,122
#	Opera Software ASA	295,148	2,087,948
#*	Panoro Energy ASA	402,443	261,018
*	PCI Biotech Holding ASA	3,157	18,575
*	Petrolia ASA	696,009	71,372
#*	Photocure ASA	33,907	209,820
#	Pronova BioPharma AS	669,131	1,126,142
	Prosafe ASA	501,038	3,637,376
#*	Q-Free ASA	131,370	476,338
#*	Renewable Energy Corp. ASA	1,542,908	571,796
	Salmar ASA	16,375	86,772
*	Scana Industrier ASA	548,479	144,971
#*	Sevan Marine ASA	95,432	184,974
*	Siem Offshore, Inc. ASA	345,185	549,555
#	Solstad Offshore ASA	58,494	837,028
*	Songa Offshore SE	845,806	2,018,055
*	SpareBank 1 SR Bank ASA	3,294	17,775
	SpareBanken 1 SMN	394,981	2,134,109
	Stolt-Nielsen, Ltd.	36,925	622,260
#	Tomra Systems ASA	625,413	5,318,391
#*	TTS Marine ASA	135,800	409,847
#	Veidekke ASA	327,908	2,338,156
*	Wilh Wilhelmsen ASA	9,488	64,473
	Wilh Wilhelmsen Holding ASA	62,749	1,537,430
TOTAL NORWAY			69,078,746

PORTUGAL — (1.0%)
	Altri SGPS SA	511,763	678,948
#*	Banco BPI SA	1,997,111	1,363,974
#*	Banco Comercial Portugues SA	11,397,372	1,418,361
*	Banco Espirito Santo SA	4,911,508	3,358,171
*	Banif SGPS SA	686,791	104,384
#*	Brisa SA	795,552	2,551,519
	Corticeira Amorim SGPS SA	223,729	393,361
	Ibersol SGPS SA	20,401	112,391
*	Impresa SGPS SA	369,303	163,820
*	INAPA - Investimentos Participacoes e Gestao SA	232,518	41,240
	Mota-Engil SGPS SA	359,581	468,411
	Novabase SGPS SA	65,729	158,235
*	ParaRede SGPS SA	66,955	8,510
	Portucel-Empresa Produtora de Pasta de Papel SA	825,664	2,011,581
	Redes Energeticas Nacionais SA	784,958	2,077,877
*	SAG GEST - Solucoes Automovel Globais SGPS SA	251,556	123,906
*	Sociedade de Investimento e Gestao SGPS SA	276,603	1,728,795
*	Sonae Capital SGPS SA	41,386	8,381
#*	Sonae Industria SGPS SA	443,755	271,975
#	Sonae SGPS SA	3,322,871	1,735,238
	Sonaecom SGPS SA	565,634	939,912
	Sumol & Compal SA	67,967	94,396
	Teixeira Duarte SA	734,737	204,849
*	Toyota Caetano Portugal SA	53,308	120,081
	Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS SA	621,293	1,842,395
TOTAL PORTUGAL			21,980,711

19

The Continental Small Company Series
continued

		Shares	Value††
SPAIN — (4.1%)
#	Abengoa SA	182,300	$2,415,805
*	Acerinox SA	9,883	110,759
*	Adolfo Dominguez SA	20,351	88,590
	Almirall SA	218,713	1,567,204
#*	Amper SA	96,925	243,909
#	Antena 3 de Television SA	307,606	1,321,220
*	Azkoyen SA	70,532	143,082
	Banco de Sabadell SA Convertible Shares	212,446	591,472
#*	Banco Espanol de Credito SA	4,158	13,581
	Banco Popular Espanol SA	349,003	789,421
*	Banco Popular Espanol SA I-12 Shares	18,465	41,664
#	Bankinter SA	1,009,299	3,481,905
#*	Baron de Ley SA	13,910	697,014
#	Bolsas y Mercados Espanoles SA	261,471	5,263,345
#*	Caja de Ahorros del Mediterraneo SA	116,412	—
	Campofrio Food Group SA	95,179	726,506
#*	Cementos Portland Valderrivas SA	45,565	233,134
#	Cie Automotive SA	128,379	879,055
*	Codere SA	73,816	354,578
	Compania Vinicola del Norte de Espana SA	16,119	302,263
	Construcciones y Auxiliar de Ferrocarriles SA	7,518	3,494,759
*	Corporacion Dermoestetica SA	19,777	8,760
*	Deoleo SA	1,469,162	605,355
	Dinamia Capital Privado Sociedad de Capital Riesgo SA	20,213	89,024
*	Distribuidora Internacional de Alimentacion SA	96,278	452,675
	Duro Felguera SA	276,209	1,518,309
	Ebro Foods SA	366,156	6,303,694
#	Elecnor SA	198,254	2,385,566
#	Ence Energia y Celulosa SA	900,836	1,740,494
*	Ercros SA	303,863	173,353
#	Faes Farma SA	774,302	1,197,532
*	Fersa Energias Renovables SA	93,691	42,798
	Fluidra SA	51,323	127,088
#	Fomento de Construcciones y Contratas SA	80,027	1,023,338
#	Gamesa Corp Tecnologica SA	1,081,002	1,934,216
*	General de Alquiler de Maquinaria SA	3,515	2,097
*	Grifols SA	1,193	30,224
#	Grupo Catalana Occidente SA	178,476	2,545,050
#*	Grupo Ezentis SA	1,009,562	205,267
*	Grupo Tavex SA	244,131	82,447
	Iberpapel Gestion SA	25,850	434,781
#	Indra Sistemas SA	427,278	3,977,989
#*	Inmobiliaria Colonial SA	108,920	117,617
	Inmobiliaria del Sur SA	2,902	19,807
*	Jazztel P.L.C.	869,824	4,937,129
*	La Seda de Barcelona SA	107,440	134,241
#	Laboratorios Farmaceuticos Rovi SA	56,046	365,746
#	Mediaset Espana Comunicacion SA	703,714	3,419,967
	Melia Hotels International SA	232,123	1,352,392
	Miquel y Costas & Miquel SA	35,187	917,600
*	Natra SA	108,146	113,192
*	Natraceutical SA	637,667	107,107
#*	NH Hoteles SA	521,131	1,356,650
*	Nicolas Correa SA	14,385	12,506
	Obrascon Huarte Lain SA	161,025	3,331,646
	Papeles y Cartones de Europa SA	226,938	560,200
	Pescanova SA	43,729	1,195,769
	Prim SA	39,424	188,400
#*	Promotora de Informaciones SA Series A	1,297,266	635,024
#	Prosegur Cia de Seguridad SA	87,574	4,488,574
*	Quabit Inmobiliaria SA	230,829	14,937

20

The Continental Small Company Series
continued

		Shares	Value††
SPAIN — (Continued)
#*	Realia Business SA	297,777	$186,657
*	Renta Corp Real Estate SA	14,528	15,185
*	Reyal Urbis SA	24,393	6,338
#*	Sacyr Vallehermoso SA	420,984	778,020
*	Service Point Solutions SA	683,783	114,223
*	Sociedad Nacional Industrias Aplicaciones Celulosa Espanola SA	227,522	203,559
	Solaria Energia y Medio Ambiente SA	231,009	211,935
	Tecnicas Reunidas SA	117,058	4,894,982
	Telecomunicaciones y Energia SA	146,125	264,127
#*	Tubacex SA	427,191	862,931
	Tubos Reunidos SA	453,545	916,593
	Unipapel SA	47,385	542,834
*	Vertice Trescientos Sesenta Grados SA	8,446	1,220
	Vidrala SA	73,575	1,731,953
	Viscofan SA	185,838	7,985,639
#*	Vocento SA	196,990	425,294
#*	Vueling Airlines SA	72,219	407,942
#*	Zeltia SA	699,944	1,141,238
TOTAL SPAIN			91,598,497

SWEDEN — (9.1%)
#	Aarhuskarlshamn AB	105,616	3,625,447
#	Acando AB	282,290	562,037
#*	Active Biotech AB	163,672	911,095
#	AddNode AB	22,291	105,700
#	AddTech AB Series B	71,231	1,753,817
	AF AB Series B	129,526	2,509,628
#*	Alliance Oil Co., Ltd. SDR	296,838	2,706,937
*	Anoto Group AB	80,683	29,496
	AQ Group AB	27,436	171,190
*	Arise Windpower AB	16,091	62,997
	Atrium Ljungberg AB Series B	31,048	368,041
	Avanza Bank Holding AB	77,172	1,588,334
	Axfood AB	94,702	3,011,656
#	Axis Communications AB	183,851	4,007,234
	B&B Tools AB Series B	92,979	743,282
	BE Group AB	215,340	606,626
	Beiger Electronics AB	53,856	491,755
	Beijer Alma AB	78,603	1,322,897
*	Bergs Timber AB Series B	6,274	10,305
*	Betsson AB	117,892	3,518,895
	Bilia AB Series A	113,425	1,526,667
#	Billerud AB	402,585	3,727,832
#	BioGaia AB Series B	54,075	1,256,894
#*	BioInvent International AB	209,444	165,087
	Biotage AB	143,915	150,221
*	Bjorn Borg AB	81,716	386,874
*	Black Earth Farming, Ltd. AB	30,513	39,709
*	Bong Ljungdahl AB	24,800	51,513
*	Boras Waefveri AB Series B	6,564	1,253
	Brinova Fastigheter AB	832	12,606
	Bure Equity AB	286,122	956,288
	Byggmax Group AB	150,938	743,614
	Cantena AB	56,202	404,976
	Castellum AB	637,325	7,707,587
*	Catella AB	216,889	188,284
#*	CDON Group AB	228,045	1,357,210
#	Clas Ohlson AB Series B	148,475	2,071,281
*	Cloetta AB	54,749	120,877
#	Concentric AB	202,603	1,512,519
	Concordia Maritime AB Series B	78,854	124,270

21

The Continental Small Company Series
continued

		Shares	Value††
SWEDEN — (Continued)
	Connecta AB	37,403	$328,082
*	Consilium AB Series B	7,903	14,081
*	CyberCom Group AB	49,332	61,267
	Dedicare AB Series B	9,279	40,320
*	Diamyd Medical AB	9,487	14,425
#	DORO AB	94,695	359,274
	Duni AB	134,169	1,098,046
	East Capital Explorer AB	47,726	328,747
	Elekta AB Series B	164,820	7,531,571
*	Enea AB	63,008	310,398
#*	Eniro AB	420,612	508,623
	Fabege AB	577,549	4,531,111
	Fagerhult AB	18,323	487,091
*	Fastighets AB Balder Series B	279,717	1,271,024
	Fenix Outdoor AB	6,455	142,298
	G & L Beijer AB Series B	59,356	982,628
	Gunnebo AB	181,949	753,190
#	Hakon Invest AB	197,473	2,909,319
#	Haldex AB	218,520	981,266
	Heba Fastighets AB Series B	43,722	396,546
	Hexpol AB	90,957	3,100,880
#*	HIQ International AB	224,404	1,197,264
	HMS Networks AB	7,040	108,982
	Hoganas AB Series B	108,587	3,453,447
	Holmen AB Series B	227,749	6,201,005
*	HQ AB	47,592	5,881
	Hufvudstaden AB Series A	189,483	2,031,132
	Husqvarna AB Series A	30,319	142,695
#	Husqvarna AB Series B	849,561	4,006,957
	Industrial & Financial Systems AB Series B	89,522	1,402,936
	Indutrade AB	50,475	1,383,694
#	Intrum Justitia AB	248,949	3,626,319
#	JM AB	346,930	6,130,879
#*	KappAhl AB	667,549	483,684
*	Karo Bio AB	1,093,587	45,795
	Klovern AB	387,861	1,270,075
	KNOW IT AB	75,523	614,582
	Kungsleden AB	580,748	2,945,687
	Lagercrantz Group AB Series B	76,298	653,359
	Lennart Wallenstam Byggnads AB Series B	385,959	3,751,004
	Lindab International AB	313,520	1,937,390
	Loomis AB Series B	303,483	3,744,323
*	Lundin Petroleum AB	181,071	3,389,712
	Meda AB Series A	857,997	8,178,917
#*	Medivir AB Series B	92,559	889,739
#	Mekonomen AB	79,003	2,419,964
#*	Micronic Mydata AB	390,070	766,353
	MQ Holding AB	35,336	107,070
	NCC AB Series A	22,771	407,944
	NCC AB Series B	329,701	5,932,871
	Nederman Holding AB	3,347	54,431
#*	Net Entertainment NE AB	113,817	1,162,298
#*	Net Insight AB Series B	1,189,130	261,893
#	New Wave Group AB Series B	196,069	722,346
#	NIBE Industrier AB Series B	297,858	4,073,897
#*	Nobia AB	666,139	2,017,546
	Nolato AB Series B	88,207	851,963
#*	Nordic Mines AB	88,922	95,787
	Nordnet AB Series B	356,472	1,033,254
*	Observer AB	11,445	77,833
	OEM International AB Series B	45,688	441,530

22

The Continental Small Company Series
continued

		Shares	Value††
SWEDEN — (Continued)
*	Opcon AB	55,670	$14,133
#*	Orexo AB	76,505	370,768
#	Oriflame Cosmetics SA SDR	158,635	5,320,040
*	PA Resources AB	2,515,097	405,768
*	Partnertech AB	28,800	105,615
#	Peab AB Series B	670,273	3,345,439
	Poolia AB Series B	27,101	54,288
#	Pricer AB Series B	395,913	592,292
	ProAct IT Group AB	31,571	572,717
	Probi AB	26,996	226,998
	Proffice AB Series B	254,918	844,893
*	RaySearch Laboratories AB	73,879	225,552
	Readsoft AB Series B	87,941	264,251
#*	Rederi AB Transatlantic	112,133	114,650
*	Rezidor Hotel Group AB	331,445	1,152,080
#*	RNB Retail & Brands AB	411,548	138,594
	Rottneros AB	207,512	67,772
	Saab AB Series B	208,302	3,540,732
	Sagax AB	3,119	81,434
	Sandvik AB	2,594	33,267
#*	SAS AB	573,665	452,193
*	Sectra AB	22,800	152,408
	Securitas AB Series B	427,978	3,327,793
*	Semcon AB	53,850	346,584
	Sigma AB Series B	20,898	16,814
	Sintercast AB	13,048	98,364
	Skistar AB	97,008	983,147
#	SSAB AB Series A	498,849	4,146,235
	SSAB AB Series B	130,887	945,133
	Studsvik AB	18,826	102,317
	Sweco AB Series B	187,009	1,970,655
*	Swedish Orphan Biovitrum AB	495,152	1,687,904
	Swedol AB Class B	29,796	123,889
	Systemair AB	17,656	186,615
	TradeDoubler AB	181,607	444,226
	Trelleborg AB Series B	991,867	9,151,866
#	Unibet Group P.L.C. SDR	110,883	2,811,225
	Uniflex AB Series B	17,950	82,309
	VBG AB Series B	137	1,560
	Vitrolife AB	53,769	428,661
	Wihlborgs Fastigheter AB	252,753	3,395,821
TOTAL SWEDEN			203,112,558

SWITZERLAND — (13.2%)
	Acino Holding AG	12,556	1,457,344
*	Addex Pharmaceuticals, Ltd.	1,491	13,022
	Advanced Digital Broadcast Holdings SA	2,024	22,692
	Affichage Holding SA	5,703	991,058
*	AFG Arbonia-Forster Holding AG	46,165	837,531
	Allreal Holding AG	42,229	6,149,898
	ALSO-Actebis Holding AG	16,195	677,831
	AMS AG	35,754	2,397,570
	Aryzta AG	193,951	9,653,847
	Ascom Holding AG	160,822	1,153,716
*	Autoneum Holding AG	15,956	727,911
#	Bachem Holdings AG	24,136	866,079
	Baloise Holding AG	13,573	896,708
	Bank Coop AG	31,671	1,961,041
*	Bank Sarasin & Cie AG Series B	182,505	5,142,117
	Banque Cantonale de Geneve SA	4,021	872,210
	Banque Cantonale du Jura SA	4,442	301,384

23

The Continental Small Company Series
continued

		Shares	Value††
SWITZERLAND — (Continued)
	Banque Cantonale Vaudoise AG	6,396	$3,389,667
	Banque Privee Edmond de Rothschild SA	157	3,142,008
	Barry Callebaut AG	3,450	3,138,656
	Basellandschaftliche Kantonalbank AG	185	253,204
*	Basilea Pharmaceutica AG	24,793	1,174,842
#	Basler Kantonalbank AG	192	22,173
	Belimo Holdings AG	1,851	3,209,281
	Bell AG	144	281,401
	Bellevue Group AG	27,519	272,609
	Berner Kantonalbank AG	23,232	6,169,668
#	BKW AG	27,437	920,040
*	Bobst Group AG	39,409	1,083,127
	Bossard Holding AG	8,949	1,166,044
	Bucher Industries AG	33,342	5,325,159
	Burckhardt Compression Holding AG	8,624	2,215,116
	Burkhalter Holding AG	999	290,189
	Calida Holding AG	5,995	160,580
	Carlo Gavazzi Holding AG	1,069	215,655
	Centralschweizerische Kraftwerke AG	137	47,651
*	Cham Paper Holding AG	774	122,554
	Charles Voegele Holding AG	32,044	496,068
*	Cicor Technologies	4,889	147,555
	Cie Financiere Tradition SA	8,027	508,596
*	Clariant AG	782,126	7,729,269
	Coltene Holding AG	16,008	455,383
	Conzzeta AG	1,345	2,506,540
	Daetwyler Holding AG	29,754	2,128,251
*	Dufry AG	65,162	7,898,201
#	EFG International AG	205,702	1,145,724
*	ELMA Electronic AG	472	215,957
	Emmi AG	13,244	2,708,394
	EMS-Chemie Holding AG	27,203	4,963,524
	Energiedienst Holding AG	71,249	3,455,027
	Flughafen Zuerich AG	14,140	4,966,952
	Forbo Holding AG	6,314	3,613,624
#	Galenica Holding AG	18,828	11,977,457
*	GAM Holding AG	780,910	8,718,237
	Gategroup Holding AG	80,879	2,291,212
	George Fisher AG	15,467	5,341,905
*	Gottex Fund Management Holdings, Ltd.	824	2,167
	Gurit Holding AG	1,489	722,494
	Helvetia Holding AG	22,754	6,883,820
#	Huber & Suhner AG	33,970	1,398,292
	Implenia AG	49,733	1,563,131
	Inficon Holding AG	4,954	1,008,356
	Interroll Holding AG	2,404	829,185
	Intershop Holding AG	3,615	1,241,774
	Jungfraubahn Holding AG	681	44,144
	Kaba Holding AG	11,858	4,504,242
*	Kardex AG	21,055	361,471
	Komax Holding AG	11,132	844,294
	Kudelski SA	115,691	881,497
*	Kuoni Reisen Holding AG Series B	13,284	4,064,239
#	LEM Holding SA	3,667	1,862,214
	Liechtensteinische Landesbank AG	9,674	346,578
#*	LifeWatch AG	55,532	429,578
#*	Logitech International SA	676,961	7,327,024
	Lonza Group AG	154,508	6,428,328
	Luzerner Kantonalbank AG	17,399	6,042,985
#*	Metall Zug AG	258	966,183
#*	Meyer Burger Technology AG	200,895	3,116,812

24

The Continental Small Company Series
continued

		Shares	Value††
SWITZERLAND — (Continued)
	Micronas Semiconductor Holding AG	155,041	$1,353,360
	Mikron Holding AG	585	3,572
	Mobilezone Holding AG	119,357	1,186,600
	Mobimo Holding AG	16,281	3,761,697
*	Myriad Group AG	88,651	280,593
	Nobel Biocare Holding AG	478,680	4,956,338
*	OC Oerlikon Corp. AG	497,388	4,133,193
	Orascom Development Holding AG	8,780	139,941
	Orell Fuessli Holding AG	4,930	507,293
	Orior AG	8,081	407,477
#	Panalpina Welttransport Holding AG	46,070	4,139,365
*	Parco Industriale e Immobiliare SA	600	2,213
	Partners Group Holding AG	12,230	2,175,136
	Phoenix Mecano AG	3,100	1,520,593
	PSP Swiss Property AG	148,327	13,090,312
	PubliGroupe SA	2,271	339,700
	Rieters Holdings AG	15,956	2,371,473
	Romande Energie Holding SA	2,714	3,212,053
	Schaffner Holding AG	2,066	490,984
	Schmolz & Bickenbach AG	105,325	484,477
	Schweiter Technologies AG	4,424	2,222,135
	Schweizerische National-Versicherungs-Gesellschaft AG	48,202	1,697,898
	Siegfried Holding AG	9,982	1,189,847
	Societa Elettrica Sopracenerina SA	2,340	395,287
	St. Galler Kantonalbank AG	10,021	3,538,882
#	Straumann Holding AG	24,168	3,554,642
	Sulzer AG	61,232	7,259,782
#	Swiss Life Holding AG	99,751	9,401,808
	Swisslog Holding AG	914,407	870,933
	Swissquote Group Holding SA	47,450	1,345,908
	Tamedia AG	14,891	1,585,989
	Tecan Group AG	41,765	2,882,609
#*	Temenos Group AG	261,165	4,318,037
*	Tornos Holding AG	38,028	329,150
	U-Blox AG	15,619	643,755
*	Valartis Group AG	936	15,828
	Valiant Holding AG	45,575	5,112,101
	Valora Holding AG	12,202	2,272,104
	Vaudoise Assurances Holding SA	3,261	921,325
	Verwaltungs und Privat-Bank AG	7,793	603,982
	Vetropack Holding AG	442	776,596
	Villars Holding SA	150	80,501
#*	Von Roll Holding AG	178,803	366,708
	Vontobel Holdings AG	121,104	2,390,115
	VZ Holding AG	801	75,800
	Walliser Kantonalbank AG	1,416	1,291,232
	WMH Walter Meier Holding AG	4,738	1,086,397
#	Ypsomed Holdings AG	6,746	364,489
	Zehnder Group AG	35,840	2,142,280
*	Zueblin Immobilien Holding AG	261,040	915,098
	Zuger Kantonalbank AG	623	3,277,278
TOTAL SWITZERLAND			296,343,133
TOTAL COMMON STOCKS			1,890,016,162

PREFERRED STOCKS — (0.0%)
SWEDEN — (0.0%)
	Klovern AB	9,697	197,013
RIGHTS/WARRANTS — (0.0%)
AUSTRIA — (0.0%)
*	Uniqa Versicherungen AG Rights 07/12/12	184,842	16,140

25

The Continental Small Company Series
continued

		Shares	Value††
BELGIUM — (0.0%)
*	Agfa-Gevaert NV STRIP VVPR	122,950	$156
*	Deceuninck NV STRIP VVPR	247,412	313
*	Nyrstar NV STRIP VVPR	178,031	225
*	RealDolmen NV STRIP VVPR (5640683)	20	—
*	RealDolmen NV STRIP VVPR (B3B08L5)	6,067	8
*	SAPEC SA STRIP VVPR	75	69
*	Tessenderlo Chemie NV STRIP VVPR	3,985	750
*	Zenitel NV STRIP VVPR	8,654	11
TOTAL BELGIUM			1,532

GERMANY — (0.0%)
*	Mologen AG Rights 07/05/12	24,513	620

GREECE — (0.0%)
*	Cyprus Popular Bank PCL Rights 06/29/12	3,674,665	—

SPAIN — (0.0%)
*	La Seda de Barcelona SA Rights 06/29/12	109,283	1,383
#*	Sacyr Vallehermoso SA Rights 07/10/12	420,984	37,293
TOTAL SPAIN			38,676

SWEDEN — (0.0%)
#*	Nordic Mines AB Rights 07/05/12	88,922	9,513
TOTAL RIGHTS/WARRANTS			66,481

		Shares/
		Face
		Amount	Value†
		(000)
SECURITIES LENDING COLLATERAL — (15.5%)
§@	DFA Short Term Investment Fund	345,000,000	$345,000,000
@	Repurchase Agreement, Deutsche Bank Securities, Inc. 0.20%, 07/02/12
	(Collateralized by U.S. Treasury Note 0.375%, 04/15/15, valued at $927,979)
	to be repurchased at $909,798	$910	909,783
TOTAL SECURITIES LENDING COLLATERAL			345,909,783

TOTAL INVESTMENTS — (100.0%)
	(Cost $2,507,291,580)		$2,236,189,439

26

THE CANADIAN SMALL COMPANY SERIES

SCHEDULE OF INVESTMENTS

June 30, 2012
(Unaudited)

		Shares	Value††
COMMON STOCKS — (75.1%)
Consumer Discretionary — (9.4%)
	Aimia, Inc.	588,451	$7,831,756
*	AlarmForce Industries, Inc.	4,310	39,794
	Astral Media, Inc. Class A	197,447	9,471,871
	AutoCanada, Inc.	27,577	325,582
#*	Ballard Power Systems, Inc.	559,352	642,807
	BMTC Group, Inc. Class A	15,981	284,114
*	Brick, Ltd. (The)	198,490	801,291
*	Brookfield Residential Properties, Inc.	9,440	102,550
#	Cineplex, Inc.	239,659	7,207,896
#*	Coastal Contacts, Inc.	235,745	706,239
	Cogeco Cable, Inc.	61,964	2,819,755
	Cogeco, Inc.	8,222	370,196
#	Corus Entertainment, Inc. Class B	304,900	6,864,068
	Dollarama, Inc.	57,546	3,458,073
	Dorel Industries, Inc. Class B	108,600	2,880,071
	easyhome, Ltd.	3,600	23,338
	Gamehost, Inc.	10,474	123,042
	Glacier Media, Inc.	137,300	280,507
	Glentel, Inc.	65,122	799,553
*	Great Canadian Gaming Corp.	293,000	2,616,020
#*	Imax Corp.	260,537	6,261,998
	Indigo Books & Music, Inc.	746	6,529
	Le Chateau, Inc. Class A	68,400	80,621
	Leon’s Furniture, Ltd.	143,275	1,584,595
	Linamar Corp.	200,980	3,892,865
*	Martinrea International, Inc.	318,256	2,500,784
*	MEGA Brands, Inc.	39,206	243,762
#*	Mood Media Corp.	178,110	517,833
	Quebecor, Inc. Class B	111,093	4,001,356
	Reitmans Canada, Ltd.	14,256	169,711
	Reitmans Canada, Ltd. Class A	204,000	2,446,557
#	RONA, Inc.	677,175	7,176,818
*	Sears Canada, Inc.	13,898	139,239
	Torstar Corp. Class B	234,377	2,184,695
	TVA Group, Inc. Class B	7,000	51,223
#	Uni-Select, Inc.	62,081	1,721,389
	Whistler Blackcomb Holdings, Inc.	17,842	192,598
Total Consumer Discretionary			80,821,096

Consumer Staples — (2.6%)
#	Alliance Grain Traders, Inc.	73,850	990,856
	Andrew Peller, Ltd. Class A	400	3,929
*	Atrium Innovations, Inc.	130,236	1,400,731
*	BioExx Specialty Proteins, Ltd.	540,917	53,130
	Canada Bread Co., Ltd.	14,021	645,481
#	Colabor Group, Inc.	72,224	544,819
	Corby Distilleries, Ltd. Class A	69,229	1,132,171
*	Cott Corp.	473,596	3,870,267
	High Liner Foods, Inc.	7,197	141,381
#	Liquor Stores N.A., Ltd.	80,356	1,483,835
#	Maple Leaf Foods, Inc.	386,379	4,444,061
#	North West Co., Inc. (The)	185,873	3,972,691
#	Premium Brands Holdings Corp.	86,016	1,550,333
	Rogers Sugar, Inc.	193,866	1,108,241
*	SunOpta, Inc.	203,385	1,142,680
*	Sun-Rype Products, Ltd.	100	560
Total Consumer Staples			22,485,166

1

THE CANADIAN SMALL COMPANY SERIES
CONTINUED

		Shares	Value††
Energy — (17.1%)
#*	Advantage Oil & Gas, Ltd.	1,098,231	$3,236,119
	Akita Drilling, Ltd. Class A	42,000	409,645
#*	Anderson Energy, Ltd.	722,895	241,415
*	Angle Energy, Inc.	310,632	988,555
*	Antrim Energy, Inc.	680,756	387,819
#*	Arsenal Energy, Inc.	533,150	251,362
#	AvenEx Energy Corp.	172,733	510,683
#*	Bankers Petroleum, Ltd.	942,620	1,648,034
*	Bellatrix Exploration, Ltd.	569,051	1,771,822
*	Bengal Energy, Ltd.	600	342
#*	Birchcliff Energy, Ltd.	359,000	1,974,659
#*	BlackPearl Resources, Inc.	1,165,485	3,445,742
#*	BNK Petroleum, Inc.	284,419	187,173
#	Bonterra Energy Corp.	60,662	2,725,351
*	C&C Energia, Ltd.	85,705	467,206
	Calfrac Well Services, Ltd.	135,264	3,027,862
*	Calmena Energy Services, Inc.	119,771	21,176
*	Calvalley Petroleum, Inc. Class A	347,439	457,291
#*	Canacol Energy, Ltd.	1,154,916	516,145
#	Canadian Energy Services & Technology Corp.	179,083	1,722,053
#	Canyon Services Group, Inc.	190,870	1,865,393
#	Cathedral Energy Services, Ltd.	135,233	666,801
*	CE Franklin, Ltd.	20,400	254,674
*	Celtic Exploration, Ltd.	269,000	3,638,277
#*	Cequence Energy, Ltd.	442,773	417,505
*	Chinook Energy, Inc.	130,219	166,275
*	CIC Energy Corp.	31,465	37,087
#*	Compton Petroleum Corp.	5,126	6,294
#*	Connacher Oil & Gas, Ltd.	2,187,935	1,020,793
#*	Corridor Resources, Inc.	367,780	191,458
*	Crew Energy, Inc.	416,069	2,349,864
*	Crocotta Energy, Inc.	201,920	402,610
*	Crown Point Ventures, Ltd.	132,066	62,265
*	DeeThree Exploration, Ltd.	314,494	1,019,379
#*	Delphi Energy Corp.	564,604	709,845
#*	Denison Mines Corp.	2,168,583	2,896,840
#	Enbridge Income Fund Holdings, Inc.	127,683	2,824,301
	Enerflex, Ltd.	279,959	2,942,306
	Ensign Energy Services, Inc.	226,952	3,120,841
#*	Epsilon Energy, Ltd.	211,658	409,553
*	Equal Energy, Ltd.	111,303	282,057
#	Essential Energy Services, Ltd.	459,878	808,547
#*	Fairborne Energy, Ltd.	544,251	769,788
#*	Forsys Metals Corp.	109,974	90,736
*	Gran Tierra Energy, Inc.	1,048,023	5,126,367
#*	Guide Exploration, Ltd.	611,603	979,190
#*	Ivanhoe Energy, Inc.	974,849	464,396
*	Laramide Resources, Ltd.	20,368	16,605
*	Legacy Oil & Gas, Inc.	530,751	2,929,791
*	Mega Uranium, Ltd.	796,410	148,628
#*	MGM Energy Corp.	19,000	4,106
#	Mullen Group, Ltd.	310,128	6,643,642
#	Niko Resources, Ltd.	114,664	1,511,434
#*	North American Energy Partners, Inc.	60,356	149,690
*	Nuvista Energy, Ltd.	481,347	1,697,314
#*	Open Range Energy Corp.	244,459	244,915
#*	Pace Oil & Gas, Ltd.	191,703	576,182
*	Paramount Resources, Ltd. Class A	67,730	1,628,554
*	Parex Resources, Inc.	180,201	835,427
#	Parkland Fuel Corp.	264,267	3,696,260
	Pason Systems, Inc.	259,107	3,786,968
2

THE CANADIAN SMALL COMPANY SERIES
CONTINUED

		Shares	Value††
Energy — (Continued)
#	Pembina Pipeline Corp.	94,580	$2,417,207
#*	Pengrowth Energy Corp.	469,914	2,981,676
#	Perpetual Energy, Inc.	395,093	353,143
#	PetroBakken Energy, Ltd. Class A	207,305	2,502,483
#*	Petrobank Energy & Resources, Ltd.	421,902	4,479,678
#	Petrominerales, Ltd.	346,937	3,918,844
#	Peyto Exploration & Development Corp.	99,046	1,871,766
#	PHX Energy Services Corp.	62,932	494,505
#	Poseidon Concepts Corp.	216,077	2,646,577
	Progress Energy Resources Corp.	13,766	271,372
#	Pulse Seismic, Inc.	271,080	559,147
	Pure Energy Services, Ltd.	24,900	180,495
#*	Questerre Energy Corp.	734,660	533,983
*	RMP Energy, Inc.	476,126	696,815
*	Rock Energy, Inc.	114,652	110,361
#	Savanna Energy Services Corp.	354,477	2,660,057
*	Second Wave Petroleum, Inc.	12,200	11,024
*	Secure Energy Services, Inc.	235,712	1,775,770
	ShawCor, Ltd. Class A	222,500	8,053,359
*	Sonde Resources Corp.	121,550	213,706
#*	Southern Pacific Resource Corp.	1,604,342	2,001,291
#*	SouthGobi Resources, Ltd.	455,682	1,723,186
#*	Sprott Resource Corp.	404,937	1,579,020
*	Strad Energy Services, Ltd.	6,500	27,964
*	Surge Energy, Inc.	213,609	1,546,310
*	Terra Energy Corp.	115,780	40,940
#*	Tethys Petroleum, Ltd.	333,989	196,831
	Total Energy Services, Inc.	123,973	1,752,256
*	TransGlobe Energy Corp.	279,408	2,486,432
#	Trican Well Service, Ltd.	196,522	2,268,081
	Trinidad Drilling, Ltd.	489,733	2,794,764
#*	Tuscany International Drilling, Inc.	273,542	106,128
#	Twin Butte Energy, Ltd.	787,066	1,870,838
#*	UEX Corp.	608,088	322,530
#*	Uranium One, Inc.	42,037	106,940
#*	Ur-Energy, Inc.	309,416	230,975
#	Veresen, Inc.	278,043	3,301,778
	Vero Energy, Inc.	231,535	368,418
#*	Westfire Energy, Ltd.	184,901	740,984
#*	Whitecap Resources, Inc.	485,135	3,202,148
#*	Winstar Resources, Ltd.	78,401	172,496
#*	Xtreme Drilling and Coil Services Corp.	128,043	196,196
#	Zargon Oil & Gas, Ltd.	104,007	884,688
	ZCL Composite, Inc.	90,700	342,096
Total Energy			146,378,670

Financials — (7.2%)
	AGF Management, Ltd. Class B	334,079	3,694,853
	Altus Group, Ltd.	34,245	253,953
#	Brookfield Real Estate Services, Inc.	8,075	94,860
#	Canaccord Financial, Inc.	323,781	1,749,136
#	Canadian Western Bank	271,572	7,047,375
#	Cash Store Financial Services, Inc. (The)	51,170	309,101
	Clairvest Group, Inc.	1,900	32,547
	Davis & Henderson Corp.	239,699	4,077,779
*	EGI Financial Holdings, Inc.	14,650	135,550
	E-L Financial Corp., Ltd.	891	363,191
	Equitable Group, Inc.	52,295	1,322,143
*	Equity Financial Holdings, Inc.	800	7,064
	Fiera Capital Corp.	36,300	289,516
	Firm Capital Mortgage Investment Corp.	2,494	32,580

3

THE CANADIAN SMALL COMPANY SERIES
CONTINUED

		Shares	Value††
Financials — (Continued)
	First National Financial Corp.	20,640	$312,813
*	FirstService Corp.	135,548	3,791,776
*	Genesis Land Development Corp.	70,317	217,561
	Genworth MI Canada, Inc.	149,254	2,703,314
	Gluskin Sheff & Associates, Inc.	61,907	804,469
	GMP Capital, Inc.	264,670	1,453,202
	Granite Real Estate, Inc.	192,498	6,570,382
	Guardian Capital Group, Ltd. Class A	11,327	104,581
#	Home Capital Group, Inc.	120,600	5,351,840
#	Killam Properties, Inc.	205,778	2,653,831
*	Kingsway Financial Services, Inc.	223,325	136,000
#	Laurentian Bank of Canada	102,700	4,689,640
#*	Mainstreet Equity Corp.	13,194	354,829
	Melcor Developments, Ltd.	11,781	179,359
*	Pacific & Western Credit Corp.	8,800	13,138
#	Sprott Resource Lending Corp.	750,703	1,069,167
	Sprott, Inc.	249,056	1,210,910
	TMX Group, Inc.	231,476	10,549,540
#*	Westaim Corp.	212,881	156,822
Total Financials			61,732,822

Health Care — (1.9%)
#*	AEterna Zentaris, Inc.	379,990	197,814
*	Bioniche Life Sciences, Inc.	46,000	19,880
#*	Burcon NutraScience Corp.	61,538	362,664
*	Cangene Corp.	140,432	195,868
*	Cardiome Pharma Corp.	145,165	64,163
#	CML HealthCare, Inc.	356,997	3,366,242
*	Helix BioPharma Corp.	13,153	16,407
#*	IMRIS, Inc.	88,979	271,805
#	Leisureworld Senior Care Corp.	106,353	1,224,297
#	Nordion, Inc.	464,108	4,348,876
#*	Oncolytics Biotech, Inc.	205,321	679,630
*	Paladin Labs, Inc.	50,700	2,400,295
*	Patheon, Inc.	18,420	43,965
*	ProMetic Life Sciences, Inc.	648,697	76,460
*	QLT, Inc.	226,610	1,727,231
#*	Resverlogix Corp.	112,020	201,352
#*	Theratechnologies, Inc.	277,500	223,505
*	Transition Therapeutics, Inc.	50,610	103,894
#*	TSO3, Inc.	188,145	231,000
#*	YM Biosciences, Inc.	326,267	647,342
Total Health Care			16,402,690

Industrials — (9.2%)
#	Aecon Group, Inc.	242,867	2,814,881
#	AG Growth International, Inc.	61,828	2,228,140
*	Air Canada Class A	313,328	307,758
	Algoma Central Corp.	2,669	294,269
*	Armtec Infrastructure, Inc.	48,017	72,632
*	ATS Automation Tooling System, Inc.	370,020	3,394,546
	Badger Daylighting, Ltd.	8,746	212,186
#	Bird Construction, Inc.	93,410	1,306,511
#	Black Diamond Group, Ltd.	118,891	2,663,691
#	Canadian Helicopters Group, Inc.	16,088	466,159
	CanWel Building Materials Group, Ltd.	86,700	203,529
	Cargojet, Inc.	844	5,538
	Chorus Aviation, Inc.	3,981	12,122
	Churchill Corp. Class A (The)	91,759	1,081,532
*	Clarke, Inc.	47,794	179,797
	Contrans Group, Inc. Class A	86,885	733,927

4

THE CANADIAN SMALL COMPANY SERIES
CONTINUED

		Shares	Value††
Industrials — (Continued)
	DirectCash Payments, Inc.	21,039	$495,959
*	Electrovaya, Inc.	135,865	72,063
#	Exchange Income Corp.	25,811	609,465
	Exco Technologies, Ltd.	21,400	101,735
*	Garda World Security Corp. Class A	114,740	941,046
	Genivar, Inc.	124,493	2,731,729
*	GLV, Inc. Class A	86,250	172,822
*	Heroux-Devtek, Inc.	96,475	741,970
	Horizon North Logistics, Inc.	320,170	1,827,117
#	IBI Group, Inc.	31,101	345,193
	K-Bro Linen, Inc.	9,798	230,971
	Morneau Shepell, Inc.	122,975	1,389,070
	Newalta Corp.	166,722	2,143,592
	Progressive Waste Solutions, Ltd.	78,225	1,482,134
	Richelieu Hardware, Ltd.	63,693	2,088,900
#	Ritchie Brothers Auctioneers, Inc.	244,637	5,243,080
#	Rocky Mountain Dealerships, Inc.	54,841	572,057
#	Russel Metals, Inc.	246,300	6,074,642
#	Stantec, Inc.	182,098	5,186,958
#	Student Transportation, Inc.	260,920	1,740,150
#	Superior Plus Corp.	555,230	3,310,329
#	Toromont Industries, Ltd.	311,167	6,708,688
	Transcontinental, Inc. Class A	276,502	2,523,037
	TransForce, Inc.	314,697	5,155,826
	Vicwest, Inc.	31,993	281,247
#	Wajax Corp.	67,648	3,201,336
	WaterFurnace Renewable Energy, Inc.	31,026	495,209
	Westjet Airlines, Ltd.	1,420	22,246
#*	Westport Innovations, Inc.	189,501	6,959,476
Total Industrials			78,825,265

Information Technology — (4.2%)
*	5N Plus, Inc.	183,848	359,354
	Aastra Technologies, Ltd.	32,028	562,794
#*	Absolute Software Corp.	175,257	946,777
	Calian Technologies, Ltd.	16,306	330,572
*	Celestica, Inc.	854,007	6,207,300
*	COM DEV International, Ltd.	309,253	804,951
	Computer Modelling Group, Ltd.	126,687	2,161,431
	Constellation Software, Inc.	37,519	3,415,810
*	Descartes Systems Group, Inc. (The)	240,749	2,050,185
#*	DragonWave, Inc.	159,183	578,506
	Enghouse Systems, Ltd.	51,243	681,998
	Evertz Technologies, Ltd.	133,981	1,768,691
*	EXFO, Inc.	101,377	510,818
*	Hemisphere GPS, Inc.	20,300	14,157
	MacDonald Dettweiler & Associates, Ltd.	128,853	7,396,296
	Mediagrif Interactive Technologies, Inc.	5,576	93,107
#*	Miranda Technologies, Inc.	102,735	1,709,391
*	Points International, Ltd.	54,747	650,124
*	Redknee Solutions, Inc.	122,828	139,947
#*	Sandvine Corp.	589,976	753,333
*	Sierra Wireless, Inc.	127,100	1,147,283
*	Smart Technologies, Inc. Class A	13,981	25,405
*	Softchoice Corp.	17,872	215,742
*	Vecima Network, Inc.	28,929	109,681
#	Wi-Lan, Inc.	666,819	3,281,370
*	Wireless Matrix Corp.	111,939	71,467
Total Information Technology			35,986,490

5

THE CANADIAN SMALL COMPANY SERIES
CONTINUED

		Shares	Value††
Materials — (19.9%)
	Aberdeen International, Inc.	122,333	$47,462
#*	Ainsworth Lumber Co., Ltd.	227,838	402,817
*	Alacer Gold Corp.	144,558	782,354
#	Alamos Gold, Inc.	423,220	6,609,565
*	Alexco Resource Corp.	272,868	1,203,396
#*	Almaden Minerals, Ltd.	108,300	227,642
*	Altius Minerals Corp.	112,600	1,172,341
	Amerigo Resources, Ltd.	522,854	277,322
#*	Argonaut Gold, Inc.	368,728	2,781,486
#*	Atna Resource, Ltd.	507,501	493,494
#*	Augusta Resource Corp.	308,545	521,263
#*	Aura Minerals, Inc.	530,169	226,523
#*	AuRico Gold, Inc.	892,052	7,167,258
#*	Aurizon Mines, Ltd.	694,168	3,150,040
#*	Avalon Rare Metals, Inc.	352,025	532,481
#*	Avion Gold Corp.	1,620,486	724,213
#*	B2Gold Corp.	1,401,050	4,210,994
*	Baja Mining Corp.	204,634	39,194
#*	Brigus Gold Corp.	667,729	564,038
#*	Canada Lithium Corp.	546,000	257,421
#*	Canadian Zinc Corp.	280,925	121,409
	Canam Group, Inc. Class A	194,100	953,246
#	Canexus Corp.	441,754	3,462,525
#*	Canfor Corp.	411,155	4,902,683
	Canfor Pulp Products, Inc.	201,446	2,127,045
*	Capstone Mining Corp.	1,137,632	2,491,817
#*	Cardero Resource Corp.	319,643	313,960
*	Carpathian Gold, Inc.	587,371	158,655
	Cascades, Inc.	489,976	2,021,313
	CCL Industries, Inc. Class B	107,312	3,936,846
#*	China Gold International Resources Corp., Ltd.	722,757	2,278,804
*	Claude Resources, Inc.	934,700	596,754
#*	Cline Mining Corp.	519,100	407,897
*	Colossus Minerals, Inc.	311,816	1,084,205
*	Copper Mountain Mining Corp.	366,515	1,202,397
#*	Duluth Metals, Ltd.	388,214	568,155
#*	Dundee Precious Metals, Inc.	410,967	2,474,440
#*	Dynasty Metals & Mining, Inc.	108,369	157,535
#*	Eastern Platinum, Ltd.	3,177,460	671,009
	Eastmain Resources, Inc.	274,250	234,356
#*	Eco Oro Minerals Corp.	261,445	446,827
#*	Endeavour Mining Corp.	787,366	1,716,877
	Endeavour Silver Corp.	355,128	2,870,743
#*	Entree Gold, Inc.	286,898	177,532
#*	Excellon Resources, Inc.	834,400	491,740
#*	Exeter Resource Corp.	74,037	122,898
*	First Majestic Silver Corp.	427,183	6,167,950
*	First Nickel, Inc.	50,300	3,705
#*	Formation Metals, Inc.	193,581	68,450
*	Fortress Paper, Ltd. Class A	69,284	1,236,509
#*	Fortuna Silver Mines, Inc.	481,068	1,644,354
*	Fortune Minerals, Ltd.	214,672	122,296
*	GeoMark Exploration, Ltd.	59,540	41,522
#*	Golden Star Resources, Ltd.	1,045,709	1,211,999
#*	Goldgroup Mining, Inc.	112,715	46,499
#*	Great Basin Gold, Ltd.	1,537,875	1,042,269
#*	Great Panther Silver, Ltd.	675,880	1,148,485
*	Guyana Goldfields, Inc.	230,342	527,155
*	Hanfeng Evergreen, Inc.	55,137	106,689
*	Harry Winston Diamond Corp.	268,729	3,048,640
#*	High River Gold Mines, Ltd.	600,542	678,345

6

THE CANADIAN SMALL COMPANY SERIES
CONTINUED

		Shares	Value††
Materials — (Continued)
	HudBay Minerals, Inc.	710,674	$5,479,610
*	Imperial Metals Corp.	181,428	1,653,720
#*	Inter-Citic Minerals, Inc.	283,484	267,306
*	International Forest Products, Ltd. Class A	200,300	1,003,369
#*	International Minerals Corp.	69,200	326,255
#*	International Tower Hill Mines, Ltd.	220,027	620,251
*	Intertape Polymer Group, Inc.	270,787	2,087,887
#*	Jaguar Mining, Inc.	362,916	424,192
#*	Katanga Mining, Ltd.	1,003,662	650,640
*	Keegan Resources, Inc.	271,644	813,785
#*	Kimber Resources, Inc.	21,200	15,201
#*	Kirkland Lake Gold, Inc.	239,280	2,575,885
*	La Mancha Resources, Inc.	344,599	846,182
*	Labrador Iron Mines Holdings, Ltd.	123,133	299,941
#*	Lake Shore Gold Corp.	1,280,732	1,144,746
#*	MAG Silver Corp.	156,360	1,376,079
	Major Drilling Group International, Inc.	322,900	3,732,966
*	MBAC Fertilizer Corp.	69,400	177,914
*	MDN, Inc.	21,980	4,534
#*	Mercator Minerals, Ltd.	905,221	489,020
#*	Migao Corp.	164,100	380,391
*	Minco Base Metals Corp.	2,780	—
#*	Minco Silver Corp.	125,224	179,577
*	Minera Andes Acquisition Corp.	329,375	983,499
*	Molycorp, Inc.	44,498	958,921
#*	Nautilus Minerals, Inc.	89,354	93,031
*	Nevada Copper Corp.	160,491	297,935
#*	NGEx Resources, Inc.	287,000	558,157
*	Norbord, Inc.	112,168	1,457,600
#*	North American Palladium, Ltd.	544,389	1,112,198
*	Northern Dynasty Minerals, Ltd.	203,498	475,715
*	Northland Resources SA	43,483	34,168
#*	NovaCopper, Inc.	140,860	282,246
#*	NovaGold Resources, Inc.	845,155	4,432,892
*	OceanaGold Corp.	1,151,416	2,205,344
*	Oromin Explorations, Ltd.	168,799	84,557
#*	Orvana Minerals Corp.	302,452	255,484
#	Pan American Silver Corp.	170,761	2,889,911
#*	Peregrine Diamonds, Ltd.	260,272	120,153
#*	Petaquilla Minerals, Ltd.	528,482	205,039
*	Phoscan Chemical Corp.	432,579	121,093
#*	Pilot Gold, Inc.	86,150	93,080
#*	Platinum Group Metals, Ltd.	241,887	201,949
#*	PolyMet Mining Corp.	423,377	353,473
#*	Primero Mining Corp.	210,577	543,972
*	Queenston Mining, Inc.	220,773	741,620
*	Resolute Forest Products	2,488	28,861
*	Richmont Mines, Inc.	114,244	530,767
#*	Rubicon Minerals Corp.	508,405	1,553,030
*	Sabina Gold & Silver Corp.	383,055	748,727
#*	San Gold Corp.	1,018,995	930,818
#*	Scorpio Mining Corp.	842,899	529,865
#*	Seabridge Gold, Inc.	121,852	1,774,939
	SEMAFO, Inc.	956,185	4,385,997
	Sherritt International Corp.	1,571,926	7,565,502
*	Shore Gold, Inc.	837,013	160,316
#*	Silver Standard Resources, Inc.	297,397	3,347,578
*	Silvermex Resources, Inc.	109,500	54,852
#*	St. Andrew Goldfields, Ltd.	632,528	214,343
	Stella-Jones, Inc.	33,040	1,737,837
#*	Stornoway Diamond Corp.	297,297	210,248

7

THE CANADIAN SMALL COMPANY SERIES
CONTINUED

		Shares	Value††
Materials — (Continued)
#*	Sulliden Gold Corp., Ltd.	659,525	$712,580
#*	Tanzanian Royalty Exploration Corp.	350,339	1,428,059
*	Taseko Mines, Ltd.	810,234	2,180,573
#*	Tembec, Inc.	358,859	810,702
#*	Teranga Gold Corp.	95,740	150,461
#*	Thompson Creek Metals Co., Inc.	650,871	2,084,117
*	Timminco, Ltd.	69,822	699
*	Timmins Gold Corp.	332,498	610,717
#*	Torex Gold Resources, Inc.	818,006	1,325,714
*	Virginia Mines, Inc.	99,162	877,566
*	Wesdome Gold Mines, Ltd.	325,464	255,742
#	West Fraser Timber Co., Ltd.	137,669	6,944,976
*	Western Forest Products, Inc.	194,119	158,254
	Winpak, Ltd.	67,195	1,041,486
#*	Yukon-Nevada Gold Corp.	1,837,178	613,536
Total Materials			170,498,189

Telecommunication Services — (0.4%)
*	AXIA NetMedia Corp.	182,767	254,915
#	Manitoba Telecom Services, Inc.	89,417	2,912,354
Total Telecommunication Services			3,167,269

Utilities — (3.2%)
#	Algonquin Power & Utilities Corp.	533,574	3,448,499
#*	Alterra Power Corp.	1,027,570	459,232
*	Boralex, Inc. Class A	97,733	817,882
	Capital Power Corp.	242,649	5,667,609
#	Capstone Infrastructure Corp.	268,736	1,058,473
#	Innergex Renewable Energy, Inc.	295,961	3,002,924
#	Just Energy Group, Inc.	583,478	6,407,312
*	Maxim Power Corp.	92,234	179,830
#	Northland Power, Inc.	301,485	5,282,872
*	Ram Power Corp.	577,537	136,145
	Valener, Inc.	89,682	1,346,860
Total Utilities			27,807,638
TOTAL COMMON STOCKS			644,105,295

RIGHTS/WARRANTS — (0.0%)
#*	Duluth Metals, Ltd. Warrants 01/18/13	24,225	10,707

		Shares/
		Face
		Amount	Value†
		(000)
SECURITIES LENDING COLLATERAL — (24.9%)
§@	DFA Short Term Investment Fund	213,000,000	213,000,000
@	Repurchase Agreement, Deutsche Bank Securities, Inc. 0.20%, 07/02/12
	(Collateralized by U.S. Treasury Note 0.375%, 04/15/15, valued at $192,566)
	to be repurchased at $ 188,793	$189	188,790
TOTAL SECURITIES LENDING COLLATERAL			213,188,790

TOTAL INVESTMENTS — (100.0%)
	(Cost $1,005,529,332)		$857,304,792

8

THE JAPANESE SMALL COMPANY SERIES

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2011

		SHARES	VALUE††
COMMON STOCKS — (89.2%)
Consumer Discretionary — (20.6%)
#	Accordia Golf Co., Ltd.	4,489	$3,304,974
	Aeon Fantasy Co., Ltd.	57,832	813,401
	Ahresty Corp.	16,200	99,168
#	Aichi Machine Industry Co., Ltd.	294,000	903,803
#	Aigan Co., Ltd.	96,200	482,159
	Aisan Industry Co., Ltd.	132,800	1,237,235
#	Akebono Brake Industry Co., Ltd.	326,700	1,554,039
	Alpen Co., Ltd.	70,600	1,211,230
	Alpha Corp.	30,200	337,502
	Alpine Electronics, Inc.	206,300	2,422,496
#	Amiyaki Tei Co., Ltd.	235	573,783
	Amuse, Inc.	29,999	386,815
#*	Anrakutei Co., Ltd.	50,000	257,728
	AOI Advertising Promotion, Inc.	39,000	200,467
	AOKI Holdings, Inc.	97,100	1,293,877
	Aoyama Trading Co., Ltd.	250,500	3,957,036
	Arc Land Sakamoto Co., Ltd.	24,000	439,358
#	Arnest One Corp.	183,900	1,814,341
#	Asahi Co., Ltd.	35,100	777,609
*	ASAHI TEC CORP.	1,772,000	517,596
#	Asatsu-DK, Inc.	120,400	2,825,709
*	Ashimori Industry Co., Ltd.	319,000	425,490
#	ASKUL Corp.	75,200	1,072,159
	Asti Corp.	46,000	118,040
#*	Atom Corp.	170,700	583,174
	Atsugi Co., Ltd.	750,000	882,810
	Autobacs Seven Co., Ltd.	97,200	4,450,886
	Avex Group Holdings, Inc.	152,900	1,808,877
	Belluna Co., Ltd.	6,950	54,307
*	Best Denki Co., Ltd.	304,500	832,756
#	Bic Camera, Inc.	2,531	1,339,794
#	Bookoff Corp.	33,500	276,311
	Calsonic Kansei Corp.	617,000	3,620,527
	Can Do Co., Ltd.	261	284,326
#*	Carchs Holdings Co., Ltd.	707,200	250,491
	Central Sports Co., Ltd.	1,000	11,693
#*	CHI Group Co., Ltd.	11,000	28,580
	Chiyoda Co., Ltd.	120,900	2,136,446
	Chofu Seisakusho Co., Ltd.	88,800	2,264,662
	Chori Co., Ltd.	658,000	723,912
	Chuo Spring Co., Ltd.	202,000	686,526
#*	Clarion Co., Ltd.	496,000	839,994
	Cleanup Corp.	131,900	786,854
	Colowide Co., Ltd.	210,950	1,362,816
	Corona Corp.	76,200	1,326,609
	Cross Plus, Inc.	22,000	203,050
	Daido Metal Co., Ltd.	144,000	1,472,278
	Daidoh, Ltd.	113,600	1,120,156
#*	Daiei, Inc. (The)	379,250	1,438,499
	Daikoku Denki Co., Ltd.	36,900	330,399
	Daimaruenawin Co., Ltd.	400	2,608
	Dainichi Co., Ltd.	54,900	611,975
#	Daisyo Corp.	54,300	642,824
	DCM Holdings Co., Ltd.	350,600	2,804,167
	Descente, Ltd.	231,000	1,305,652
#	Doshisha Co., Ltd.	54,800	1,361,439
	Doutor Nichires Holdings Co., Ltd.	140,986	1,685,540
	Dynic Corp.	127,000	209,173

1

The Japanese Small Company Series
continued

		SHARES	VALUE††
Consumer Discretionary — (Continued)
	Eagle Industry Co., Ltd.	108,000	$1,204,605
#	Edion Corp.	300,500	2,404,363
	Exedy Corp.	119,700	3,467,778
	F&A Aqua Holdings, Inc.	60,638	584,978
	FCC Co., Ltd.	132,600	2,801,595
	Fine Sinter Co., Ltd.	49,000	143,757
	Foster Electric Co., Ltd.	86,500	1,266,681
#	France Bed Holdings Co., Ltd.	750,000	1,040,053
#	F-Tech, Inc.	20,100	243,015
#	Fuji Co., Ltd.	97,000	2,140,373
	Fuji Corp, Ltd.	102,300	482,555
#*	Fuji Kiko Co., Ltd.	148,000	456,462
	Fuji Kyuko Co., Ltd.	311,000	1,775,095
	Fuji Oozx, Inc.	6,000	22,681
	Fujibo Holdings, Inc.	205,000	398,474
	Fujikura Rubber, Ltd.	72,900	284,197
	Fujita Kanko, Inc.	394,100	1,295,507
#	Fujitsu General, Ltd.	285,000	1,685,201
#	Funai Electric Co., Ltd.	84,200	1,654,922
#	Furukawa Battery Co., Ltd.	71,000	350,173
	Futaba Industrial Co., Ltd.	163,800	1,043,968
#	G-7 Holdings, Inc.	29,200	137,848
*	Gajoen Kanko Co.	37,000	—
	Gakken Holdings Co., Ltd.	322,000	569,543
#*	Genki Sushi Co., Ltd.	19,400	234,076
#	GEO Co., Ltd.	1,351	1,360,404
#	GLOBERIDE, Inc.	463,000	482,313
	Goldwin, Inc.	175,000	572,615
*	Gourmet Kineya Co., Ltd.	87,000	457,307
#*	GSI Creos Corp.	194,000	238,950
	Gulliver International Co., Ltd.	21,640	956,056
	Gunze, Ltd.	758,000	2,298,876
	H2O Retailing Corp.	387,000	2,791,996
*	Hagihara Industries, Inc.	2,700	40,220
	Hakuyosha Co., Ltd.	88,000	232,140
#	Happinet Corp.	36,100	565,584
	Haruyama Trading Co., Ltd.	47,900	216,614
*	Haseko Corp.	5,986,000	3,763,301
	Heiwa Corp.	154,600	2,561,878
	Hiday Hidaka Corp.	21,800	329,809
#	Hikari Tsushin, Inc.	95,800	2,230,336
	Himaraya Co., Ltd.	35,900	242,339
	HIS Co., Ltd.	101,800	2,631,014
	Hitachi Koki Co., Ltd.	200,900	1,506,655
#	Honeys Co., Ltd.	38,980	561,193
	Horipro, Inc.	41,800	355,473
	I Metal Technology Co., Ltd.	142,000	253,332
#	Ichibanya Co., Ltd.	17,200	517,299
	Ichikawa Co., Ltd.	63,000	119,666
#	Ichikoh Industries, Ltd.	285,000	469,380
#	Ikyu Corp.	526	232,137
#	Imasen Electric Industrial Co., Ltd.	54,800	680,652
	Imperial Hotel, Ltd.	10,950	263,466
#*	Impress Holdings, Inc.	110,400	121,139
	Intage, Inc.	14,800	290,674
	Ishizuka Glass Co., Ltd.	109,000	213,193
*	Izuhakone Railway Co., Ltd.	300	20,721
	Izumi Co., Ltd.	96,700	1,470,954
*	Izutsuya Co., Ltd.	350,000	197,702
*	Janome Sewing Machine Co., Ltd.	364,000	258,423
	Japan Vilene Co., Ltd.	139,000	577,591

2

The Japanese Small Company Series
continued

		SHARES	VALUE††
Consumer Discretionary — (Continued)
	Japan Wool Textile Co., Ltd. (The)	310,000	$2,494,671
#*	Jeans Mate Corp.	30,308	74,467
	Jidosha Buhin Kogyo Co., Ltd.	79,000	432,657
#*	Joban Kosan Co., Ltd.	221,000	223,749
#	Joshin Denki Co., Ltd.	205,000	2,182,951
	Juntendo Co., Ltd.	31,000	51,227
#*	JVC Kenwood Holdings, Inc.	468,130	1,901,943
	Kabuki-Za Co., Ltd.	39,000	1,845,759
#	Kadokawa Holdings, Inc.	88,600	2,760,645
	Kanto Auto Works, Ltd.	168,000	1,391,862
	Kappa Create Co., Ltd.	52,050	1,118,619
	Kasai Kogyo Co., Ltd.	118,000	694,961
#	Kawai Musical Instruments Manufacturing Co., Ltd.	256,000	515,914
	Keihin Corp.	165,500	2,552,727
#	Keiyo Co., Ltd.	173,500	1,010,162
#	Kentucky Fried Chicken Japan, Ltd.	78,000	1,994,571
#	Kimoto Co., Ltd.	39,300	309,725
#*	Kinki Nippon Tourist Co., Ltd.	213,000	228,241
#*	Kinugawa Rubber Industrial Co., Ltd.	198,000	1,494,213
#	Kisoji Co., Ltd.	85,300	1,528,476
	Koekisha Co., Ltd.	13,600	214,934
	Kohnan Shoji Co., Ltd.	96,800	1,678,162
#	Kojima Co., Ltd.	145,700	998,758
	Komatsu Seiren Co., Ltd.	145,000	656,117
	Komeri Co., Ltd.	121,500	3,827,963
	Konaka Co., Ltd.	116,660	412,281
	Kourakuen Corp.	19,100	272,743
	KU Holdings Co., Ltd.	68,200	324,103
#	Kura Corp.	54,800	696,420
	Kurabo Industries, Ltd.	1,067,000	2,023,461
	Kuraudia Co., Ltd.	5,700	73,273
	Kuroganeya Co., Ltd.	14,000	54,334
#	KYB Co., Ltd.	633,000	3,637,518
	Kyoritsu Maintenance Co., Ltd.	46,160	743,428
	Kyoto Kimono Yuzen Co., Ltd.	55,700	647,943
	Kyowa Leather Cloth Co., Ltd.	71,700	247,335
#*	Laox Co., Ltd.	419,000	204,849
	LEC, Inc.	900	16,998
#*	Look, Inc.	159,000	347,917
	Mamiya-Op Co., Ltd.	285,000	329,543
	Marche Corp.	23,000	203,242
	Mars Engineering Corp.	43,600	691,298
#*	Maruei Department Store Co., Ltd.	142,000	148,769
#	Maruzen Co., Ltd.	46,000	292,356
#*	Matsuya Co., Ltd.	158,400	920,587
	Matsuya Foods Co., Ltd.	46,900	892,770
#	Megane TOP Co., Ltd.	76,200	889,847
	Meiko Network Japan Co., Ltd.	22,900	189,614
	Meiwa Estate Co., Ltd.	12,300	56,213
*	Meiwa Industry Co., Ltd.	29,000	41,940
	Mikuni Corp.	108,000	225,259
*	Misawa Homes Co., Ltd.	105,100	626,723
	Misawa Resort Co., Ltd.	180,000	333,802
*	Mitsuba Corp.	152,690	1,219,107
	Mitsui Home Co., Ltd.	155,000	777,893
#	Mizuno Corp.	435,000	2,108,000
	MOS Food Services, Inc.	115,300	2,199,027
	Mr Max Corp.	119,000	449,185
	Murakami Corp.	5,000	49,650
	Musashi Seimitsu Industry Co., Ltd.	85,100	2,011,718
*	Naigai Co., Ltd.	2,643,000	1,168,238

3

The Japanese Small Company Series
continued

		SHARES	VALUE††
Consumer Discretionary — (Continued)
#*	Nexyz Corp.	1,920	$48,169
	Nice Holdings, Inc.	451,000	915,757
	Nidec Copal Corp.	88,700	940,070
#	Nidec Tosok Corp.	109,300	1,314,125
#	Nifco, Inc.	191,700	4,999,788
	Nihon Eslead Corp.	1,700	14,238
	Nihon Tokushu Toryo Co., Ltd.	56,000	214,634
	Nikkato Corp.	700	3,990
#*	Nippon Columbia Co., Ltd.	563,000	205,825
	Nippon Felt Co., Ltd.	67,200	325,657
#*	Nippon Piston Ring Co., Ltd.	277,000	531,375
	Nippon Seiki Co., Ltd.	169,400	1,701,948
	Nishimatsuya Chain Co., Ltd.	234,700	1,813,576
	Nissan Shatai Co., Ltd.	362,023	3,245,662
#*	Nissan Tokyo Sales Holdings Co., Ltd.	236,000	328,498
	Nissen Holdings Co., Ltd.	181,591	1,099,103
	Nissin Kogyo Co., Ltd.	151,100	2,129,232
	Nittan Valve Co., Ltd.	82,800	272,352
*	Nitto Kako Co., Ltd.	60,000	40,854
*	Noritsu Koki Co., Ltd.	101,700	457,339
	Omikenshi Co., Ltd.	127,000	70,458
	Onward Holdings Co., Ltd.	495,000	3,644,194
	Pacific Industrial Co., Ltd.	181,000	902,872
#	Pal Co., Ltd.	12,900	468,876
*	Paltac Corp.	300	5,349
	PanaHome Corp.	398,200	2,744,628
*	Paramount Bed Holdings Co., Ltd.	82,000	1,942,492
	Parco Co., Ltd.	268,200	2,010,327
#	Paris Miki Holdings, Inc.	160,100	1,291,859
#	PGM Holdings K.K.	2,086	1,370,744
#*	PIA Corp.	26,700	265,831
	Piolax, Inc.	44,500	962,481
#*	Pioneer Electronic Corp.	981,300	3,934,768
	Plenus Co., Ltd.	83,900	1,290,904
	Point, Inc.	66,930	2,886,833
	Press Kogyo Co., Ltd.	396,000	1,851,540
#*	Renown, Inc.	242,600	458,157
	Resorttrust, Inc.	139,408	2,085,363
	Rhythm Watch Co., Ltd.	650,000	885,267
#	Right On Co., Ltd.	67,325	458,578
	Riken Corp.	362,000	1,483,057
#	Ringer Hut Co., Ltd.	72,700	977,257
	Riso Kyoiku Co., Ltd.	7,533	420,776
	Roland Corp.	92,800	810,710
	Round One Corp.	266,600	1,946,499
#	Royal Holdings Co., Ltd.	135,300	1,520,728
	Ryohin Keikaku Co., Ltd.	94,300	4,475,211
#*	Sagami Chain Co., Ltd.	77,000	486,780
*	Sagami Co., Ltd.	225,000	228,693
	Saizeriya Co., Ltd.	145,800	2,362,916
#*	Sakai Ovex Co., Ltd.	205,000	285,769
#	Sanden Corp.	497,000	1,704,654
#	Sangetsu Co., Ltd.	76,525	2,001,546
	Sankyo Seiko Co., Ltd.	28,100	91,231
	Sanoh Industrial Co., Ltd.	118,600	1,020,458
	Sanyo Housing Nagoya Co., Ltd.	354	332,783
	Sanyo Shokai, Ltd.	421,000	992,892
	Scroll Corp.	77,300	258,496
#	Seiko Holdings Corp.	477,407	1,181,542
	Seiren Co., Ltd.	223,900	1,329,567
	Senshukai Co., Ltd.	165,200	1,098,359

4

The Japanese Small Company Series
continued

		SHARES	VALUE††
Consumer Discretionary — (Continued)
*	Seven Seas Holdings Co., Ltd.	331,000	$96,331
#	Shikibo, Ltd.	521,000	606,230
	Shimachu Co., Ltd.	187,000	4,033,239
#	Shimojima Co., Ltd.	14,100	171,167
*	Shinyei Kaisha	96,000	160,727
	Shiroki Corp.	285,000	807,916
	Shobunsha Publications, Inc.	339,400	2,450,183
#	Shochiku Co., Ltd.	404,400	3,668,953
	Shoei Co., Ltd.	1,600	10,766
*	Showa Corp.	320,400	1,855,737
	SKY Perfect JSAT Holdings, Inc.	7,630	3,708,231
	SNT Corp.	101,800	393,975
	Soft99 Corp.	70,600	402,529
	Sotoh Co., Ltd.	49,700	483,959
	SPK Corp.	16,800	271,078
	SRI Sports, Ltd.	12,200	129,928
	St. Marc Holdings Co., Ltd.	37,600	1,390,628
	Studio Alice Co., Ltd.	31,700	548,860
#	Suminoe Textile Co., Ltd.	323,000	545,050
	Sumitomo Forestry Co., Ltd.	436,666	3,778,511
#*	SxL Corp.	493,000	1,020,901
#	T. RAD Co., Ltd.	268,000	974,377
#	Tac Co., Ltd.	15,400	36,723
#	Tachikawa Corp.	50,800	285,929
	Tachi-S Co., Ltd.	112,840	1,927,318
#	Tact Home Co., Ltd.	221	185,785
	Taiho Kogyo Co., Ltd.	92,800	801,335
	Takamatsu Construction Group Co., Ltd.	90,500	1,433,890
	Taka-Q Co., Ltd.	48,000	83,691
	Take & Give Needs Co., Ltd.	2,096	129,105
	Takihyo Co., Ltd.	18,000	99,303
#	Tamron Co., Ltd.	65,200	1,755,368
*	TASAKI & Co., Ltd.	498,000	314,316
	Taya Co., Ltd.	5,000	41,898
#	TBK Co., Ltd.	72,000	305,676
*	TDF Corp.	11,000	17,837
	Teikoku Piston Ring Co., Ltd.	103,500	1,204,621
	Teikoku Sen-I Co., Ltd.	78,000	506,682
#	Telepark Corp.	735	1,353,129
#*	Ten Allied Co., Ltd.	50,000	164,039
	Tigers Polymer Corp.	59,000	233,886
*	Toabo Corp.	130,000	85,469
	Toei Co., Ltd.	284,000	1,332,316
*	Tokai Kanko Co., Ltd.	505,999	128,102
	Tokai Rika Co., Ltd.	72,600	1,169,456
	Tokai Rubber Industries, Ltd.	154,200	1,936,764
	Tokai Senko K.K.	215,000	228,327
*	Token Corp.	20,690	743,744
*	Tokyo Dome Corp.	680,200	1,546,187
#	Tokyo Individualized Educational Institute, Inc.	93,100	147,442
	Tokyo Kaikan Co., Ltd.	12,000	45,229
	Tokyo Soir Co., Ltd.	49,000	120,265
	Tokyotokeiba Co., Ltd.	828,000	1,132,005
	Tokyu Recreation Co., Ltd.	77,000	470,759
#	Tomy Co., Ltd.	297,893	2,044,250
	Topre Corp.	185,700	1,798,324
#	Toridoll.corp	36,600	346,604
	Totenko Co., Ltd.	57,000	81,382
#	Touei Housing Corp.	76,040	746,075
#	Tow Co., Ltd.	7,000	39,461
	Toyo Tire & Rubber Co., Ltd.	767,000	1,861,477

5

The Japanese Small Company Series
continued

		SHARES	VALUE††
Consumer Discretionary — (Continued)
	Toyobo Co., Ltd.	3,218,000	$4,570,007
	TS TECH CO., Ltd.	185,600	2,786,025
*	TSI Holdings Co., Ltd.	281,495	1,452,153
*	Tsukamoto Co., Ltd.	52,000	58,838
	Tsutsumi Jewelry Co., Ltd.	49,300	1,148,801
	TV Asahi Corp.	326	513,587
	TV Tokyo Holdings Corp.	6,200	84,193
	Umenohana Co., Ltd.	13	25,221
	Unipres Corp.	130,200	3,551,438
#	United Arrows, Ltd.	71,300	1,386,865
#*	Unitika, Ltd.	1,765,000	1,018,291
	U-Shin, Ltd.	94,500	825,862
	Watabe Wedding Corp.	29,500	233,291
#	Watami Food Service Co., Ltd.	104,500	2,435,280
	Xebio Co., Ltd.	98,000	2,372,938
#	Yamatane Corp.	185,000	297,853
	Yellow Hat, Ltd.	73,700	948,606
	Yokohama Reito Co., Ltd.	183,600	1,370,494
	Yomiuri Land Co., Ltd.	225,000	714,692
	Yonex Co., Ltd.	40,000	253,029
	Yorozu Corp.	62,500	1,473,837
#	Yoshinoya Holdings Co., Ltd.	2,180	2,776,426
	Zenrin Co., Ltd.	130,000	1,162,440
#	Zensho Co., Ltd.	298,400	3,723,858
Total Consumer Discretionary			342,967,393

Consumer Staples — (9.0%)
*	Aderans Co., Ltd.	120,250	1,235,071
*	Aeon Hokkaido Corp.	391,700	1,644,380
	Ahjikan Co., Ltd.	10,500	107,668
	Ain Pharmaciez, Inc.	39,900	1,630,476
#	Arcs Co., Ltd.	80,700	1,436,801
	Ariake Japan Co., Ltd.	103,700	1,797,762
	Cawachi, Ltd.	81,900	1,556,557
	Chubu Shiryo Co., Ltd.	89,000	545,034
	Chuo Gyorui Co., Ltd.	93,000	205,137
	Circle K Sunkus Co., Ltd.	161,900	2,639,616
	Coca-Cola Central Japan Co., Ltd.	111,200	1,475,811
	Cocokara fine, Inc.	59,560	1,480,552
	Cosmos Pharmaceutical Corp.	34,200	1,586,318
	CVS Bay Area, Inc.	51,000	62,861
	Daikokutenbussan Co., Ltd.	4,700	134,888
	Dr. Ci:Labo Co., Ltd.	532	2,862,356
	Dydo Drinco, Inc.	49,800	1,891,725
	Echo Trading Co., Ltd.	11,000	98,193
	Ensuiko Sugar Refining Co., Ltd.	102,000	244,728
	Ezaki Glico Co., Ltd.	5,000	59,387
#	Fancl Corp.	157,800	2,202,282
#*	First Baking Co., Ltd.	183,000	180,047
	Fuji Oil Co., Ltd.	258,900	3,674,846
	Fujicco Co., Ltd.	116,600	1,441,598
#*	Fujiya Co., Ltd.	474,000	932,069
	Hagoromo Foods Corp.	40,000	585,385
	Harashin Narus Holdings Co., Ltd.	61,500	968,454
#*	Hayashikane Sangyo Co., Ltd.	299,000	240,571
#	Heiwado Co., Ltd.	152,800	1,850,098
#	Hohsui Corp.	120,000	130,200
	Hokkaido Coca-Cola Bottling Co., Ltd.	87,000	431,012
	Hokuto Corp.	106,700	2,203,817
	Inageya Co., Ltd.	175,000	1,991,123
#	Ito En, Ltd.	80,800	1,369,659

6

The Japanese Small Company Series
continued

		SHARES	VALUE††
Consumer Staples — (Continued)
	Itochu-Shokuhin Co., Ltd.	27,400	$941,849
#	Itoham Foods, Inc.	674,800	2,323,507
	Izumiya Co., Ltd.	447,000	2,021,323
	J-Oil Mills, Inc.	477,000	1,372,894
#	Kameda Seika Co., Ltd.	70,000	1,319,325
	Kasumi Co., Ltd.	203,100	1,292,993
	Kato Sangyo Co., Ltd.	109,300	2,134,985
#	Key Coffee, Inc.	79,000	1,400,407
	Kirindo Co., Ltd.	28,300	171,086
	Kose Corp.	84,900	2,022,915
	Kyodo Shiryo Co., Ltd.	330,000	364,379
#	Kyokuyo Co., Ltd.	370,000	831,309
	Life Corp.	183,400	3,201,475
	Lion Corp.	82,000	457,012
	Mandom Corp.	81,100	2,070,828
	Marudai Food Co., Ltd.	465,000	1,549,520
#	Maruetsu, Inc. (The)	375,000	1,321,589
	Maruha Nichiro Holdings, Inc.	1,719,069	3,104,963
*	Maruya Co., Ltd.	7,400	15,871
#	Matsumotokiyoshi Holdings Co., Ltd.	111,200	2,106,654
*	Maxvalu Tohok Co., Ltd.	18,200	150,038
	Maxvalu Tokai Co., Ltd.	57,500	777,254
#	Megmilk Snow Brand Co., Ltd.	194,300	3,735,258
	Meito Sangyo Co., Ltd.	53,600	685,252
	Mikuni Coca-Cola Bottling Co., Ltd.	171,600	1,483,088
#	Milbon Co., Ltd.	49,014	1,504,306
	Ministop Co., Ltd.	70,200	1,262,800
	Mitsubishi Shokuhin Co., Ltd.	87,800	2,037,602
	Mitsui Sugar Co., Ltd.	453,850	1,890,801
	Miyoshi Oil & Fat Co., Ltd.	261,000	341,996
	Morinaga & Co., Ltd.	933,000	2,206,157
	Morinaga Milk Industry Co., Ltd.	886,000	3,507,044
	Morishita Jinton Co., Ltd.	47,800	183,537
	Morozoff, Ltd.	108,000	382,213
#	Nagatanien Co., Ltd.	115,000	1,255,032
	Nakamuraya Co., Ltd.	203,000	1,033,567
#*	Nichimo Co., Ltd.	112,000	196,414
	Nichirei Corp.	1,019,000	4,522,962
#	Nihon Chouzai Co., Ltd.	20,300	742,037
	Niitaka Co., Ltd.	7,260	85,973
	Nippon Beet Sugar Manufacturing Co., Ltd.	543,000	1,118,533
	Nippon Flour Mills Co., Ltd.	557,000	2,491,532
#*	Nippon Formula Feed Manufacturing Co., Ltd.	267,000	352,018
#	Nippon Suisan Kaisha, Ltd.	936,700	3,164,110
	Nisshin Oillio Group, Ltd. (The)	550,000	2,459,082
*	Nisshin Sugar Holdings Co., Ltd.	14,900	323,805
	Nitto Flour Milling Co., Ltd.	64,000	247,475
	Noevir Holdings Co., Ltd.	6,800	75,948
	Oenon Holdings, Inc.	247,000	558,602
#	Oie Sangyo Co., Ltd.	20,900	209,924
	Okuwa Co., Ltd.	115,000	1,604,428
	Olympic Corp.	64,900	575,237
	Pietro Co., Ltd.	10,300	110,585
	Pigeon Corp.	72,300	2,671,220
	Poplar Co., Ltd.	25,760	142,835
	Prima Meat Packers, Ltd.	671,000	875,616
#	Riken Vitamin Co., Ltd.	79,200	2,252,070
	Rock Field Co., Ltd.	47,000	755,765
	S Foods, Inc.	73,762	554,004
	Sakata Seed Corp.	164,600	2,329,224
	San-A Co., Ltd.	22,500	866,412

7

The Japanese Small Company Series
continued

		SHARES	VALUE††
Consumer Staples — (Continued)
#*	Sapporo Holdings, Ltd.	694,000	$2,587,229
#	Shoei Foods Corp.	44,000	297,827
	Showa Sangyo Co., Ltd.	524,000	1,579,946
	Sogo Medical Co., Ltd.	23,000	769,057
	Sonton Food Industry Co., Ltd.	43,000	371,359
	Starzen Co., Ltd.	279,000	813,723
	Sugi Holdings Co., Ltd.	129,700	3,384,856
	Takara Holdings, Inc.	714,000	4,219,127
	Three F Co., Ltd.	17,700	104,249
#	Tobu Store Co., Ltd.	205,000	669,889
	TOHO Co., Ltd.	158,000	617,080
#	Tohto Suisan Co., Ltd.	120,000	202,645
	Torigoe Co., Ltd. (The)	84,500	752,576
	Toyo Sugar Refining Co., Ltd.	157,000	183,580
	Tsukiji Uoichiba Co., Ltd.	15,000	18,786
	Tsuruha Holdings, Inc.	64,600	3,300,432
#*	Unicafe, Inc.	15,060	67,001
	Uoriki Co., Ltd.	400	4,624
	Valor Co., Ltd.	175,400	2,608,675
	Warabeya Nichiyo Co., Ltd.	51,360	661,815
#	Yaizu Suisankagaku Industry Co., Ltd.	41,000	379,303
	Yaoko Co., Ltd.	40,800	1,338,217
	Yomeishu Seizo Co., Ltd.	100,000	920,746
	Yonekyu Corp.	100,000	873,708
	Yuasa Funashoku Co., Ltd.	112,000	256,645
#	Yukiguni Maitake Co., Ltd.	101,856	484,408
	Yutaka Foods Corp.	6,000	109,843
Total Consumer Staples			150,220,468

Energy — (0.9%)
	AOC Holdings, Inc.	154,800	888,213
	BP Castrol K.K.	66,500	277,840
#*	Fuji Kosan Co., Ltd.	264,000	225,718
	Itochu Enex Co., Ltd.	302,200	1,568,266
#	Japan Drilling Co., Ltd.	16,900	553,978
	Japan Oil Transportation Co., Ltd.	79,000	185,410
	Kanto Natural Gas Development Co., Ltd.	155,000	802,721
#	Kyoei Tanker Co., Ltd.	111,000	157,291
	Mitsuuroko Co., Ltd.	166,300	989,246
#	Modec, Inc.	82,100	1,433,247
#	Nippon Gas Co., Ltd.	148,900	2,270,555
#	Nippon Seiro Co., Ltd.	64,000	241,838
	Sala Corp.	128,500	769,754
	San-Ai Oil Co., Ltd.	273,000	1,185,245
	Shinko Plantech Co., Ltd.	164,000	1,456,725
	Sinanen Co., Ltd.	251,000	1,141,115
	Toa Oil Co., Ltd.	337,000	435,347
	Toyo Kanetsu K.K.	507,000	932,727
Total Energy			15,515,236

Financials — (10.1%)
	77 Bank, Ltd. (The)	43,000	169,374
	Aichi Bank, Ltd. (The)	53,800	2,986,018
	Airport Facilities Co., Ltd.	120,570	459,808
	Akita Bank, Ltd. (The)	785,400	2,250,223
	Aomori Bank, Ltd. (The)	819,000	2,361,846
	Asax Co., Ltd.	17	21,402
#	Awa Bank, Ltd. (The)	503,000	3,343,186
	Bank of Iwate, Ltd. (The)	67,100	3,045,057
	Bank of Kochi, Ltd. (The)	2,000	1,936
	Bank of Nagoya, Ltd. (The)	612,297	1,937,813

8

The Japanese Small Company Series
continued

		SHARES	VALUE††
Financials — (Continued)
	Bank of Okinawa, Ltd. (The)	92,500	$3,692,807
	Bank of Saga, Ltd. (The)	624,000	1,479,192
	Bank of the Ryukyus, Ltd.	135,880	1,661,699
	Century Tokyo Leasing Corp.	223,890	4,476,323
*	Chiba Kogyo Bank, Ltd. (The)	180,300	979,948
#	Chukyo Bank, Ltd. (The)	675,000	1,611,549
	Daibiru Corp.	209,700	1,416,563
	Daiko Clearing Services Corp.	49,700	153,060
*	Daikyo, Inc.	1,289,000	2,197,472
	Daisan Bank, Ltd. (The)	621,000	1,308,154
	Daishi Bank, Ltd. (The)	1,398,000	4,448,525
	Daito Bank, Ltd. (The)	485,000	344,008
	Ehime Bank, Ltd. (The)	641,000	1,852,463
	Eighteenth Bank, Ltd. (The)	1,079,000	2,762,389
*	FIDEA Holdings Co., Ltd.	264,800	691,768
	Fukui Bank, Ltd. (The)	912,000	2,639,668
	Fukushima Bank, Ltd.	846,000	406,203
#	Fuyo General Lease Co., Ltd.	84,500	2,903,499
	Goldcrest Co., Ltd.	73,070	1,340,580
	Heiwa Real Estate Co., Ltd.	427,500	926,365
	Higashi-Nippon Bank, Ltd.	659,000	1,329,239
	Higo Bank, Ltd. (The)	657,000	3,587,195
	Hitachi Capital Corp.	6,000	73,319
	Hokkoku Bank, Ltd. (The)	988,000	3,327,636
	Hokuetsu Bank, Ltd. (The)	920,000	1,727,221
	Hulic Co., Ltd.	39,200	419,664
	Hyakugo Bank, Ltd. (The)	1,045,609	4,066,286
	Hyakujishi Bank, Ltd. (The)	1,022,000	3,913,596
#	IBJ Leasing Co., Ltd.	85,800	1,920,228
	Ichiyoshi Securities Co., Ltd.	165,800	959,798
	Iida Home Max Co., Ltd.	73,000	589,795
	Iwai Cosmo Holdings, Inc.	26,300	89,586
#*	Japan Asia Investment Co., Ltd.	345,000	262,778
	Juroku Bank, Ltd.	1,331,000	3,980,608
#	kabu.com Securities Co., Ltd.	328,200	922,597
	Kagoshima Bank, Ltd. (The)	467,000	3,057,962
	Keihanshin Real Estate Co., Ltd.	26,000	120,388
	Keiyo Bank, Ltd. (The)	424,000	2,059,792
*	Kenedix, Inc.	9,893	1,466,630
	Kirayaka Bank, Ltd.	98,000	90,356
	Kita-Nippon Bank, Ltd. (The)	49,406	1,147,135
	Kiyo Holdings, Inc.	2,635,900	3,720,995
	Kobayashi Yoko Co., Ltd.	231,400	521,441
#*	Kosei Securities Co., Ltd.	285,000	220,156
	Kyokuto Securities Co., Ltd.	65,800	415,397
#*	Leopalace21 Corp.	985,885	2,689,036
	Marusan Securities Co., Ltd.	284,100	1,020,612
#*	Matsui Securities Co., Ltd.	444,400	2,091,319
	Michinoku Bank, Ltd. (The)	736,000	1,420,654
	Mie Bank, Ltd. (The)	142,000	327,616
	Minato Bank, Ltd. (The)	1,063,000	1,825,985
	Mito Securities Co., Ltd.	254,000	336,119
	Miyazaki Bank, Ltd. (The)	586,000	1,235,930
	Mizuho Financial Group, Inc.	56,580	79,194
#	Monex Group, Inc.	7,893	1,206,070
	Musashino Bank, Ltd.	130,300	4,143,571
	Nagano Bank, Ltd. (The)	321,000	651,179
	Nanto Bank, Ltd. (The)	293,000	1,561,912
*	New Real Property K.K.	43,900	—
*	NIS Group Co., Ltd.	1,015,125	65,373
	Nisshin Fudosan Co., Ltd.	95,000	538,433

9

The Japanese Small Company Series
continued

		SHARES	VALUE††
Financials — (Continued)
	Ogaki Kyoritsu Bank, Ltd. (The)	1,315,000	$4,076,621
	Oita Bank, Ltd. (The)	676,900	1,921,150
	Okasan Securities Group, Inc.	795,000	2,440,385
	Ricoh Leasing Co., Ltd.	78,500	1,716,865
	San-in Godo Bank, Ltd. (The)	592,000	4,303,496
	Sankei Building Co., Ltd.	173,500	722,622
	Sapporo Hokuyo Holdings, Inc.	342,700	1,134,899
	Shiga Bank, Ltd.	179,000	1,152,586
#	Shikoku Bank, Ltd.	802,000	2,824,417
#	Shimizu Bank, Ltd.	34,200	1,259,078
	Sumitomo Real Estate Sales Co., Ltd.	36,340	1,461,622
*	Sun Frontier Fudousan Co., Ltd.	208	21,833
#	Taiko Bank, Ltd. (The)	31,000	87,028
#*	Takagi Securities Co., Ltd.	206,000	183,260
#	TOC Co., Ltd.	435,250	1,915,504
	Tochigi Bank, Ltd.	726,000	2,546,200
	Toho Bank, Ltd.	915,200	2,376,487
	Toho Real Estate Co., Ltd.	140,700	726,367
	Tohoku Bank, Ltd. (The)	389,000	618,458
	Tokai Tokyo Financial Holdings, Inc.	997,000	2,769,054
	Tokyo Rakutenchi Co., Ltd.	218,000	753,717
	Tokyo Tatemono Co., Ltd.	1,552,000	4,870,859
	Tokyo Tatemono Real Estate Sales Co., Ltd.	7,000	20,687
#	Tokyo Theatres Co., Inc.	290,000	417,482
	Tokyo Tomin Bank, Ltd.	127,000	1,475,640
#	Tokyu Livable, Inc.	103,200	929,151
	Tomato Bank, Ltd.	397,000	694,746
	TOMONY Holdings, Inc.	612,950	2,430,634
#	Tosei Corp.	570	158,347
	Tottori Bank, Ltd.	328,000	698,207
	Towa Bank, Ltd.	1,370,000	1,593,908
	Toyo Securities Co., Ltd.	327,000	484,243
	Tsukuba Bank, Ltd.	231,600	765,314
	Yachiyo Bank, Ltd. (The)	28,500	698,576
	Yamagata Bank, Ltd.	635,500	3,040,381
	Yamanashi Chuo Bank, Ltd.	637,000	2,559,633
Total Financials			168,901,156

Health Care — (3.8%)
	As One Corp.	71,668	1,369,420
	ASKA Pharmaceutical Co., Ltd.	106,000	769,605
	BML, Inc.	41,500	999,339
#	CMIC Co., Ltd.	17,500	290,257
	Create Medic Co., Ltd.	28,000	282,219
	Eiken Chemical Co., Ltd.	74,800	946,083
	EPS Co., Ltd.	195	408,695
	FALCO SD HOLDINGS Co., Ltd.	34,300	320,876
	Fuso Pharmaceutical Industries, Ltd.	320,000	819,464
	Hitachi Medical Corp.	85,000	919,469
	Hogy Medical Co., Ltd.	49,000	2,076,091
	Iwaki & Co., Ltd.	55,000	140,942
	Japan Medical Dynamic Marketing, Inc.	44,900	97,484
	Jeol, Ltd.	273,000	722,897
	JMS Co., Ltd.	126,000	384,528
	Kaken Pharmaceutical Co., Ltd.	353,000	4,430,753
	Kawanishi Holdings, Ltd.	7,400	84,897
	Kawasumi Laboratories, Inc.	45,000	267,311
#	Kissei Pharmaceutical Co., Ltd.	106,300	1,996,621
	KYORIN Holdings, Inc.	205,000	3,772,136
*	M3, Inc.	263	1,189,398
	Mochida Pharmaceutical Co., Ltd.	281,000	2,872,266

10

The Japanese Small Company Series
continued

		SHARES	VALUE††
Health Care — (Continued)
	Nagaileben Co., Ltd.	22,600	$311,448
#	Nichii Gakkan Co.	227,100	2,268,612
#	Nihon Kohden Corp.	159,200	3,716,689
	Nikkiso Co., Ltd.	252,000	2,095,486
#	Nippon Chemiphar Co., Ltd.	131,000	510,708
	Nippon Shinyaku Co., Ltd.	239,000	2,779,496
#	Nipro Corp.	385,600	3,269,240
	Nissui Pharmaceutical Co., Ltd.	64,200	549,462
	Rion Co., Ltd.	5,000	35,895
	Rohto Pharmaceutical Co., Ltd.	360,000	4,147,178
#	Sawai Pharmaceutical Co., Ltd.	50,500	4,723,834
	Seikagaku Corp.	179,800	1,950,077
#	Shin Nippon Biomedical Laboratories, Ltd.	24,700	67,658
	Ship Healthcare Holdings, Inc.	105,900	2,574,568
*	Techno Medica Co., Ltd.	1	3,477
#	Toho Holdings Co., Ltd.	196,100	2,474,563
	Torii Pharmaceutical Co., Ltd.	65,200	1,219,214
#	Towa Pharmaceutical Co., Ltd.	42,300	1,859,806
#	Vital KSK Holdings, Inc.	150,600	1,247,596
#*	Wakamoto Pharmaceutical Co., Ltd.	100,000	289,821
	ZERIA Pharmaceutical Co., Ltd.	109,000	1,790,502
Total Health Care			63,046,081

Industrials — (24.1%)
#*	A&A Material Corp.	235,000	238,924
	Advan Co., Ltd.	96,900	880,364
#*	Advanex, Inc.	73,000	57,970
	Aeon Delight Co., Ltd.	85,600	1,722,876
	Aica Kogyo Co., Ltd.	244,300	3,304,876
	Aichi Corp.	132,000	525,100
	Aida Engineering, Ltd.	273,600	1,365,315
	Airtech Japan, Ltd.	18,300	76,303
	Alps Logistics Co., Ltd.	50,700	458,542
#	Altech Co., Ltd.	23,000	52,903
	Altech Corp.	37,150	310,140
	Amano Corp.	281,000	2,365,182
	Ando Corp.	450,000	580,901
	Anest Iwata Corp.	149,000	611,296
#	Asahi Diamond Industrial Co., Ltd.	241,000	3,548,979
	Asahi Holdings, Inc.	115,950	2,278,835
	Asahi Kogyosha Co., Ltd.	109,000	445,989
#*	Asanuma Corp.	796,000	824,216
	Asia Air Survey Co., Ltd.	32,000	85,822
	Asunaro Aoki Construction Co., Ltd.	154,000	779,278
	Ataka Construction & Engineering Co., Ltd.	60,000	185,139
	Bando Chemical Industries, Ltd.	348,000	1,351,800
	Benefit One, Inc.	3	2,018
	Biken Techno Corp.	14,100	77,599
	Bunka Shutter Co., Ltd.	227,000	711,124
#	Central Glass Co., Ltd.	732,000	3,272,182
	Central Security Patrols Co., Ltd.	43,700	430,278
	Chiyoda Integre Co., Ltd.	3,700	49,014
	Chudenko Corp.	130,500	1,412,644
	Chugai Ro Co., Ltd.	340,000	999,310
	CKD Corp.	241,400	1,620,723
	COMSYS Holdings Corp.	359,800	3,521,792
	Cosel Co., Ltd.	108,800	1,518,761
	CTI Engineering Co., Ltd.	44,000	302,971
	Dai-Dan Co., Ltd.	156,000	1,016,944
	Daido Kogyo Co., Ltd.	145,000	254,696
	Daifuku Co., Ltd.	366,000	1,898,771

11

The Japanese Small Company Series
continued

		SHARES	VALUE††
Industrials — (Continued)
	Daihen Corp.	448,000	$1,534,348
#*	Daiho Corp.	763,000	962,941
#*	Daiichi Chuo K.K.	475,000	639,587
	Daiichi Jitsugyo Co., Ltd.	188,000	762,740
#	Daiseki Co., Ltd.	144,463	2,641,657
#*	Daiseki Eco. Solution Co., Ltd.	71	166,771
#*	Daisue Construction Co., Ltd.	271,500	150,036
	Daiwa Industries, Ltd.	178,000	879,013
	Daiwa Odakyu Construction Co., Ltd.	63,500	162,881
#*	Danto Holdings Corp.	441,000	414,201
#	Denyo Co., Ltd.	85,100	1,213,209
*	Dijet Industrial Co., Ltd.	80,000	148,985
	DMW Corp.	4,800	88,267
*	Dream Incubator, Inc.	168	127,885
	Duskin Co., Ltd.	212,500	4,129,397
*	Ebara Jitsugyo Co., Ltd.	1,800	27,897
#*	Enshu, Ltd.	142,000	155,658
	Freesia Macross Corp.	1,355,000	239,106
#*	Fudo Tetra Corp.	230,500	487,008
	Fujikura, Ltd.	768,000	2,451,282
*	Fujisash Co., Ltd.	49,300	35,826
	Fujitec Co., Ltd.	319,000	1,613,610
#	Fukuda Corp.	630,000	2,256,089
	Fukusima Industries Corp.	29,700	356,013
	Fukuyama Transporting Co., Ltd.	595,400	3,056,861
	Funai Consulting, Inc.	99,300	660,327
*	Furukawa Co., Ltd.	1,391,000	1,347,595
#	Furusato Industries, Ltd.	50,600	388,343
	Futaba Corp.	154,300	2,910,326
	Gecoss Corp.	112,400	434,981
	Glory, Ltd.	51,000	1,091,607
	Hamai Co., Ltd.	92,000	98,103
	Hamakyorex Co., Ltd.	3,600	103,000
	Hanwa Co., Ltd.	773,000	3,234,617
*	Hazama Corp.	285,800	514,083
	Hibiya Engineering, Ltd.	125,900	1,234,736
	Hisaka Works, Ltd.	4,000	47,371
*	Hitachi Cable, Ltd.	755,000	1,784,193
	Hitachi Metals Techno, Ltd.	56,500	302,635
	Hitachi Tool Engineering, Ltd.	94,000	933,103
	Hitachi Transport System, Ltd.	50,500	878,713
	Hitachi Zosen Corp.	2,951,000	3,989,842
	Hokuetsu Industries Co., Ltd.	85,000	228,421
	Hokuriku Electrical Construction Co., Ltd.	56,000	152,912
	Hoshizaki Electric Co., Ltd.	123,200	2,753,156
	Hosokawa Micron Corp.	140,000	588,554
*	Howa Machinery, Ltd.	379,000	299,349
#	Ichiken Co., Ltd.	87,000	132,838
	Ichinen Holdings Co., Ltd.	71,100	347,412
*	Idec Corp.	137,000	1,416,936
	IHI Transport Machinery Co., Ltd.	73,000	379,285
#	Iino Kaiun Kaisha, Ltd.	354,300	1,667,684
	Inaba Denki Sangyo Co., Ltd.	86,300	2,468,339
	Inaba Seisakusho Co., Ltd.	58,800	663,037
	Inabata & Co., Ltd.	317,300	1,721,055
	Inui Steamship Co., Ltd.	87,900	343,907
#*	Iseki & Co., Ltd.	718,000	1,577,267
	Ishii Iron Works Co., Ltd.	110,000	194,497
*	Ishikawa Seisakusho, Ltd.	101,000	66,892
	Ishikawajima Construction Materials Co., Ltd.	202,000	223,356
	Itoki Corp.	174,200	383,745

12

The Japanese Small Company Series
continued

		SHARES	VALUE††
Industrials — (Continued)
*	Iwasaki Electric Co., Ltd.	14,000	$31,637
#	Iwatani International Corp.	887,000	3,060,517
	Jalux, Inc.	40,800	372,774
*	Jamco Corp.	80,000	477,567
	Japan Airport Terminal Co., Ltd.	163,900	2,168,182
#	Japan Foundation Engineering Co., Ltd.	162,500	553,662
	Japan Kenzai Co., Ltd.	92,540	400,530
	Japan Pulp & Paper Co., Ltd.	464,000	1,556,729
	Japan Transcity Corp.	231,000	681,351
#	JFE Shoji Holdings, Inc.	411,000	1,667,207
#	Juki Corp.	208,000	464,735
	Kamei Corp.	153,000	992,797
	Kanaden Corp.	116,000	753,872
	Kanagawa Chuo Kotsu Co., Ltd.	192,000	1,001,045
	Kanamoto Co., Ltd.	112,000	758,632
	Kandenko Co., Ltd.	431,000	1,893,553
*	Kanematsu Corp.	1,526,625	1,287,203
#*	Kanematsu-NNK Corp.	113,000	193,152
	Katakura Industries Co., Ltd.	115,100	1,143,936
	Kato Works Co., Ltd.	287,000	739,032
	KAWADA TECHNOLOGIES, Inc.	102,600	1,537,074
	Kawagishi Bridge Works Co., Ltd.	38,000	90,517
	Kawasaki Kinkai Kisen Kaisha, Ltd.	99,000	251,235
	Keihin Co., Ltd. (The)	199,000	232,617
#	Kimura Chemical Plants Co., Ltd.	59,900	240,895
*	King Jim Co., Ltd.	4,800	34,199
*	Kinki Sharyo Co., Ltd.	185,000	616,142
	Kintetsu World Express, Inc.	79,000	2,406,591
	Kitagawa Iron Works Co., Ltd.	335,000	485,799
	Kitano Construction Corp.	242,000	523,361
	Kitazawa Sangyo Co., Ltd.	54,500	105,309
	Kito Corp.	23	15,985
#	Kitz Corp.	416,800	1,914,546
	Kodensha Co., Ltd. (The)	25,000	53,929
	Koike Sanso Kogyo Co., Ltd.	149,000	380,362
#*	Koito Industries, Ltd.	102,000	106,967
	Kokuyo Co., Ltd.	300,425	2,237,378
#	Komai Tekko, Inc.	167,000	414,606
	Komatsu Wall Industry Co., Ltd.	48,300	439,979
	Komori Corp.	407,800	2,546,297
	Kondotec, Inc.	40,500	452,485
#*	Kosaido Co., Ltd.	356,100	950,241
	KRS Corp.	37,200	412,806
*	Kumagai Gumi Co., Ltd.	583,800	521,499
	Kuroda Electric Co., Ltd.	115,400	1,256,573
	Kyodo Printing Co., Ltd.	540,000	1,229,996
#	Kyoei Sangyo Co., Ltd.	97,000	161,745
#	Kyokuto Boeki Kaisha, Ltd.	58,000	145,421
	Kyokuto Kaihatsu Kogyo Co., Ltd.	210,100	1,139,660
	Kyosan Electric Manufacturing Co., Ltd.	225,000	994,415
	Kyowa Exeo Corp.	335,600	2,952,011
	Kyudenko Corp.	204,000	1,233,861
*	Lonseal Corp.	116,000	112,027
	Maeda Corp.	845,000	3,080,594
	Maeda Road Construction Co., Ltd.	289,000	2,874,057
*	Maezawa Industries, Inc.	35,700	81,291
	Maezawa Kasei Industries Co., Ltd.	50,700	546,461
	Maezawa Kyuso Industries Co., Ltd.	50,400	674,369
	Makino Milling Machine Co., Ltd.	389,000	2,582,091
*	Marubeni Construction Material Lease Co., Ltd.	75,000	129,653
	Maruka Machinery Co., Ltd.	28,100	235,402

13

The Japanese Small Company Series
continued

		SHARES	VALUE††
Industrials — (Continued)
	Maruwn Corp.	66,000	$158,195
	Maruyama Manufacturing Co., Inc.	150,000	333,146
	Maruzen Showa Unyu Co., Ltd.	306,000	1,000,363
	Matsuda Sangyo Co., Ltd.	80,682	1,191,557
	Matsui Construction Co., Ltd.	128,600	508,838
	Max Co., Ltd.	189,000	2,257,949
#	Meidensha Corp.	773,050	2,910,510
	Meiji Shipping Co., Ltd.	105,700	296,788
	Meitec Corp.	137,300	2,556,745
	Meito Transportation Co., Ltd.	22,000	162,997
#	Meiwa Trading Co., Ltd.	140,000	394,492
	Mesco, Inc.	30,000	235,263
*	Minebea Co., Ltd.	50,000	178,178
	Mirait Holdings Corp.	274,685	2,101,231
	Mitani Corp.	52,600	582,033
#	Mitsubishi Kakoki Kaisha, Ltd.	229,000	439,776
	Mitsubishi Pencil Co., Ltd.	104,500	1,796,876
	Mitsuboshi Belting, Ltd.	287,000	1,505,813
#	Mitsui Engineering & Shipbuilding Co., Ltd.	611,000	970,463
	Mitsui Matsushima Co., Ltd.	338,000	591,974
	Mitsui-Soko Co., Ltd.	485,000	1,699,083
	Mitsumura Printing Co., Ltd.	93,000	296,277
#	Miura Co., Ltd.	137,600	3,691,708
*	Miura Printing Corp.	18,000	21,438
#*	Miyaji Engineering Group, Inc.	1,349,175	1,326,930
#*	Miyakoshi Holdings, Inc.	45,000	134,689
*	Mori Denki Mfg. Co., Ltd.	625,000	62,726
#	Mori Seiki Co., Ltd.	385,600	3,476,863
	Morita Holdings Corp.	156,000	840,228
#	Moshi Moshi Hotline, Inc.	217,300	2,088,822
	Mystar Engineering Corp.	15,600	75,178
#	NAC CO., Ltd.	25,400	475,730
	Nachi-Fujikoshi Corp.	663,000	3,674,507
	Naikai Zosen Corp.	73,000	291,950
	Nakano Corp.	98,000	224,628
	Narasaki Sangyo Co., Ltd.	56,000	87,133
	NEC Capital Solutions, Ltd.	45,100	646,827
	NEC Networks & System Integration Corp.	109,600	1,647,949
	Nichias Corp.	436,000	2,368,289
	Nichiban Co., Ltd.	122,000	409,643
	Nichiden Corp.	2,600	84,089
	Nichiha Corp.	98,380	1,146,711
	Nichireki Co., Ltd.	96,000	470,398
#	Nihon M&A Center, Inc.	86	485,424
	Nikko Co., Ltd.	127,000	465,618
	Nippo Corp.	256,000	2,254,541
	Nippon Carbon Co., Ltd.	421,000	1,240,172
	Nippon Conveyor Co., Ltd.	168,000	151,555
	Nippon Densetsu Kogyo Co., Ltd.	191,000	1,895,150
	Nippon Denwa Shisetu Co., Ltd.	203,000	647,203
	Nippon Filcon Co., Ltd.	70,900	371,910
	Nippon Hume Corp.	112,000	418,743
#	Nippon Jogesuido Sekkei Co., Ltd.	289	377,746
	Nippon Kanzai Co., Ltd.	43,000	794,276
	Nippon Koei Co., Ltd.	272,000	957,195
	Nippon Konpo Unyu Soko Co., Ltd.	261,000	2,687,399
	Nippon Parking Development Co., Ltd.	2,983	133,558
	Nippon Road Co., Ltd. (The)	20,000	51,540
	Nippon Seisen Co., Ltd.	103,000	528,248
	Nippon Sharyo, Ltd.	291,000	1,173,975
	Nippon Shindo Co., Ltd.	8,000	11,349
14

The Japanese Small Company Series
continued

		SHARES	VALUE††
Industrials — (Continued)
	Nippon Signal Co., Ltd.	218,600	$1,601,820
	Nippon Steel Trading Co., Ltd.	294,000	764,949
	Nippon Thompson Co., Ltd.	272,000	1,751,929
#	Nippon Tungsten Co., Ltd.	80,000	176,832
#	Nippon Yusoki Co., Ltd.	138,000	370,599
	Nishimatsu Construction Co., Ltd.	1,855,000	3,047,174
*	Nishishiba Electric Co., Ltd.	101,000	155,240
	Nissei Corp.	104,600	943,718
	Nissei Plastic Industrial Co., Ltd.	374,100	1,122,002
#	Nissha Printing Co., Ltd.	114,500	1,349,253
	Nisshinbo Holdings, Inc.	39,000	354,068
	Nissin Corp.	350,000	815,494
	Nissin Electric Co., Ltd.	175,000	1,076,357
	Nitchitsu Co., Ltd.	58,000	122,378
	Nitta Corp.	105,800	1,920,482
	Nitto Boseki Co., Ltd.	888,000	2,657,215
	Nitto Kogyo Corp.	149,000	1,723,056
#	Nitto Kohki Co., Ltd.	67,900	1,538,124
	Nitto Seiko Co., Ltd.	122,000	312,253
#	Nittoc Construction Co., Ltd.	316,000	375,284
	Noda Corp.	169,300	664,053
	Nomura Co., Ltd.	205,000	603,214
	Noritake Co., Ltd.	531,000	1,690,971
	Noritz Corp.	106,700	2,168,752
*	NS United Kaiun Kaisha, Ltd.	470,000	703,519
#*	Oak Capital Corp.	53,135	63,239
	Obara Corp.	20,200	251,851
#	Obayashi Road Corp.	175,000	425,775
	Oiles Corp.	123,842	2,223,399
*	Okamoto Machine Tool Works, Ltd.	163,000	212,026
	Okamura Corp.	286,900	1,740,456
	Okano Valve Manufacturing Co., Ltd.	45,000	149,588
#	Oki Electric Cable Co., Ltd.	90,000	158,359
*	OKK Corp.	255,000	290,284
	OKUMA Corp.	517,000	3,805,376
	Okumura Corp.	754,400	2,977,541
	Onoken Co., Ltd.	58,900	479,164
	Organo Corp.	163,000	1,278,308
*	Original Engineering Consultants Co., Ltd.	14,000	24,153
	OSG Corp.	289,400	3,708,430
	Oyo Corp.	100,900	1,005,137
	P.S. Mitsubishi Construction Co., Ltd.	76,800	222,022
	Park24 Co., Ltd.	208,300	2,394,989
#	Pasco Corp.	55,000	176,121
	Pasona Group, Inc.	156	150,808
#	Penta-Ocean Construction Co., Ltd.	1,087,500	3,455,646
	Pilot Corp.	763	1,567,607
	Pronexus, Inc.	133,200	653,871
	Raito Kogyo Co., Ltd.	193,700	805,699
#*	Rasa Industries, Ltd.	160,000	258,771
	Rheon Automatic Machinery Co., Ltd.	64,000	143,963
	Ryobi, Ltd.	575,200	2,321,680
*	Sailor Pen Co., Ltd.	69,000	32,091
	Sakai Heavy Industries, Ltd.	183,000	326,686
*	Sakurada Co., Ltd.	57,000	13,096
#*	Sanix, Inc.	135,300	430,221
	Sanki Engineering Co., Ltd.	340,000	1,830,560
#	Sanko Metal Industrial Co., Ltd.	118,000	380,589
*	Sankyo-Tateyama Holdings, Inc.	1,710,000	2,151,124
	Sankyu, Inc.	969,000	3,836,727
	Sanritsu Corp.	16,700	109,233

15

The Japanese Small Company Series
continued

		SHARES	VALUE††
Industrials — (Continued)
	Sanwa Holdings Corp.	844,000	$2,528,040
	Sanyo Denki Co., Ltd.	210,000	1,243,423
	Sanyo Engineering & Construction, Inc.	48,000	149,261
#	Sanyo Industries, Ltd.	77,000	138,789
#	Sasebo Heavy Industries Co., Ltd.	573,000	855,610
	Sato Corp.	109,300	1,330,434
	Sato Shoji Corp.	65,300	363,401
	Sawafuji Electric Co., Ltd.	42,000	126,588
	Secom Joshinetsu Co., Ltd.	33,900	989,760
	Seibu Electric Industry Co., Ltd.	67,000	289,698
	Seika Corp.	285,000	705,386
#*	Seikitokyu Kogyo Co., Ltd.	307,000	188,586
	Seino Holdings Co., Ltd.	375,000	2,813,398
	Sekisui Jushi Co., Ltd.	142,000	1,339,430
#	Senko Co., Ltd.	384,000	1,455,997
	Senshu Electric Co., Ltd.	37,300	458,564
	Shibusawa Warehouse Co., Ltd.	231,000	665,111
	Shibuya Kogyo Co., Ltd.	80,100	812,302
#	Shima Seiki Manufacturing Co., Ltd.	104,000	1,935,582
	Shin Nippon Air Technologies Co., Ltd.	88,780	453,537
	Shin-Keisei Electric Railway Co., Ltd.	174,000	770,239
#	Shin-Kobe Electric Machinery Co., Ltd.	102,000	1,750,478
	Shinmaywa Industries, Ltd.	418,000	1,413,192
	Shinnihon Corp.	194,800	495,439
	Shinsho Corp.	202,000	466,127
	Shinwa Co., Ltd.	1,500	16,634
#	Sho-Bond Corp.	100,600	2,244,089
	Shoko Co., Ltd.	316,000	465,823
#	Showa Aircraft Industry Co., Ltd.	112,000	727,865
#	Sinfonia Technology Co., Ltd.	496,000	1,231,749
	Sintokogio, Ltd.	201,000	1,819,042
	Soda Nikka Co., Ltd.	67,000	289,272
#	Sodick Co., Ltd.	72,200	398,630
	Sohgo Security Services Co., Ltd.	252,800	2,649,967
	Sotetsu Holdings, Inc.	554,000	1,704,722
	Space Co., Ltd.	73,420	441,937
	Subaru Enterprise Co., Ltd.	59,000	172,650
	Sugimoto & Co., Ltd.	34,100	303,230
	Sumikin Bussan Corp.	31,000	68,623
*	Sumiseki Holdings, Inc.	107,100	93,625
	Sumitomo Densetsu Co., Ltd.	98,100	578,212
*	Sumitomo Mitsui Construction Co., Ltd.	367,300	245,985
#	Sumitomo Precision Products Co., Ltd.	156,000	1,010,819
	Sumitomo Warehouse Co., Ltd.	556,000	2,491,907
	Suzuki Metal Industry Co., Ltd.	71,000	150,968
*	SWCC Showa Holdings Co., Ltd.	1,732,000	1,642,536
	Tadano, Ltd.	442,579	2,953,445
	Taihei Dengyo Kaisha, Ltd.	146,000	961,133
	Taihei Kogyo Co., Ltd.	256,000	1,374,981
	Taiheiyo Kouhatsu, Inc.	95,000	80,472
	Taikisha, Ltd.	131,000	2,836,686
	Takada Kiko Co., Ltd.	272,000	568,131
	Takano Co., Ltd.	51,100	294,457
#	Takaoka Electric Manufacturing Co., Ltd.	262,000	681,982
#*	Takara Printing Co., Ltd.	38,055	295,068
	Takara Standard Co., Ltd.	501,000	3,667,023
#	Takasago Thermal Engineering Co., Ltd.	291,400	2,319,637
#	Takashima & Co., Ltd.	137,000	295,779
	Takigami Steel Construction Co., Ltd.	50,000	135,568
	Takisawa Machine Tool Co., Ltd.	191,000	223,956
#*	Takuma Co., Ltd.	316,000	1,490,630

16

The Japanese Small Company Series
continued

		SHARES	VALUE††
Industrials — (Continued)
#	Tanseisha Co., Ltd.	74,000	$211,330
#	Tatsuta Electric Wire & Cable Co., Ltd.	215,000	967,408
	TECHNO ASSOCIE Co., Ltd.	58,400	484,226
	Techno Ryowa, Ltd.	71,390	372,873
	Teikoku Electric Manufacturing Co., Ltd.	31,800	627,678
	Tekken Corp.	763,000	875,044
#	Temp Holdings Co., Ltd.	48,600	416,401
	Teraoka Seisakusho Co., Ltd.	53,600	233,111
	TOA Corp.	780,000	1,373,589
#	TOA ROAD Corp.	155,000	286,433
#*	Tobishima Corp.	321,300	313,733
	Tocalo Co., Ltd.	55,100	1,117,826
	Toda Corp.	865,000	3,069,263
	Toenec Corp.	212,000	1,100,850
#	TOKAI Holdings Corp.	214,000	1,081,761
	Tokai Lease Co., Ltd.	92,000	193,204
#	Toko Electric Corp.	76,000	335,740
	Tokyo Energy & Systems, Inc.	143,000	676,352
#	TOKYO KEIKI, Inc.	265,000	403,296
#*	Tokyo Kikai Seisakusho, Ltd.	300,000	181,499
	Tokyo Sangyo Co., Ltd.	78,000	242,167
	Tokyu Community Corp.	32,600	1,014,194
	Tokyu Construction Co., Ltd.	14,950	40,907
	Toli Corp.	236,000	423,868
#	Tomoe Corp.	115,500	401,033
*	Tomoe Engineering Co., Ltd.	2,800	49,268
	Tonami Holdings Co., Ltd.	331,000	665,102
	Toppan Forms Co., Ltd.	202,900	1,588,084
#	Torishima Pump Manufacturing Co., Ltd.	85,800	1,186,256
	Toshiba Machine Co., Ltd.	440,000	2,179,800
	Toshiba Plant Kensetsu Co., Ltd.	191,450	2,046,635
	Tosho Printing Co., Ltd.	243,000	447,794
	Totetsu Kogyo Co., Ltd.	122,000	1,044,495
#*	Totoku Electric Co., Ltd.	61,000	53,939
#	Toyo Construction Co., Ltd.	379,000	385,517
#	Toyo Electric Manufacturing Co., Ltd.	159,000	702,041
	Toyo Engineering Corp.	581,400	1,922,093
#	Toyo Machinery & Metal Co., Ltd.	42,400	105,275
	Toyo Tanso Co., Ltd.	44,400	2,060,160
#	Toyo Wharf & Warehouse Co., Ltd.	274,000	452,104
*	Trancom Co., Ltd.	3,200	65,058
	Trinity Industrial Corp.	56,000	192,991
	Trusco Nakayama Corp.	98,900	1,832,287
	Tsubakimoto Chain Co.	584,700	3,000,799
	Tsubakimoto Kogyo Co., Ltd.	97,000	261,202
*	Tsudakoma Corp.	12,000	22,415
#	Tsugami Corp.	267,000	1,469,744
	Tsukishima Kikai Co., Ltd.	127,000	980,323
	Tsurumi Manufacturing Co., Ltd.	94,000	725,086
#	Tsuzuki Denki Co., Ltd.	75,000	709,685
	TTK Co., Ltd.	62,000	307,826
	Uchida Yoko Co., Ltd.	331,000	917,556
#*	Ueki Corp.	430,000	912,451
#	Union Tool Co.	59,400	1,066,063
	Utoc Corp.	92,900	302,963
#*	Wakachiku Construction Co., Ltd.	1,204,000	1,824,945
	Weathernews, Inc.	26,700	835,910
	Yahagi Construction Co., Ltd.	141,500	690,229
	Yamabiko Corp.	28,782	326,309
	Yamato Corp.	82,000	330,372
	Yamaura Corp.	40,500	108,316

17

The Japanese Small Company Series
continued

		SHARES	VALUE††
Industrials — (Continued)
#	Yamazen Co., Ltd.	305,500	$2,162,930
	Yasuda Warehouse Co., Ltd. (The)	95,800	568,569
	Yokogawa Bridge Holdings Corp.	139,400	803,611
	Yondenko Corp.	132,800	533,697
	Yuasa Trading Co., Ltd.	810,000	1,131,790
	Yuken Kogyo Co., Ltd.	156,000	346,320
	Yurtec Corp.	256,000	1,270,104
	Yusen Logistics Co., Ltd.	67,700	900,901
	Yushin Precision Equipment Co., Ltd.	55,934	1,078,864
Total Industrials			401,802,802

Information Technology — (9.6%)
*	A&D Co., Ltd.	30,000	109,265
	Ai Holdings Corp.	182,600	765,504
#	Aichi Tokei Denki Co., Ltd.	113,000	351,667
	Aiphone Co., Ltd.	70,900	1,238,027
#	ALLIED TELESIS HOLDINGS K.K.	470,700	389,067
	Alpha Systems, Inc.	27,300	385,261
	Alps Electric Co., Ltd.	33,000	248,492
#	Anritsu Corp.	458,000	5,178,398
#	AOI Electronic Co., Ltd.	35,200	475,474
*	Apic Yamada Corp.	31,000	51,371
*	Argo Graphics, Inc.	100	1,255
	Arisawa Manufacturing Co., Ltd.	67,600	300,424
	Asahi Net, Inc.	26,000	114,283
	CAC Corp.	62,700	461,830
#	Canon Electronics, Inc.	82,100	1,996,467
	Capcom Co., Ltd.	205,600	5,378,552
	Chino Corp.	151,000	374,721
*	CMK Corp.	263,200	963,550
	Computer Engineering & Consulting, Ltd.	61,500	287,564
	Core Corp.	45,700	376,564
	Cresco, Ltd.	23,200	143,659
	Cybernet Systems Co., Ltd.	85	21,112
#	Cybozu, Inc.	1,221	263,858
*	Daiko Denshi Tsushin, Ltd.	12,000	21,124
	Dainippon Screen Manufacturing Co., Ltd.	1,000	7,678
	Daito Electron Co., Ltd.	5,900	45,312
#	Daiwabo Holdings Co., Ltd.	618,000	1,450,463
	Denki Kogyo Co., Ltd.	248,000	939,369
	DKK TOA Corp.	31,000	104,991
#	DTS Corp.	89,600	1,054,872
#	Dwango Co., Ltd.	409	724,636
#	eAccess, Ltd.	6,475	1,748,697
	Eizo Nanao Corp.	76,800	1,472,360
#	Elematec Corp.	17,200	282,752
*	Elna Co., Ltd.	92,000	85,370
#	Enplas Corp.	25,600	545,922
	ESPEC Corp.	81,800	513,125
	Excel Co., Ltd.	1,700	15,490
#	Faith, Inc.	1,774	186,544
#*	FDK Corp.	431,000	458,279
	Fuji Electronics Co., Ltd.	13,500	177,951
#	Fuji Soft, Inc.	100,600	1,595,632
*	Fujitsu Component, Ltd.	139	49,158
	Fujitsu Frontech, Ltd.	77,500	521,795
	Future Architect, Inc.	1,172	478,700
#	GMO Internet, Inc.	236,300	1,018,492
	Hakuto Co., Ltd.	73,700	668,655
	Hioki EE Corp.	12,300	223,738
	Hitachi Business Solution Co., Ltd.	42,500	362,554

18

The Japanese Small Company Series
continued

		SHARES	VALUE††
Information Technology — (Continued)
	Hitachi Kokusai Electric, Inc.	249,500	$1,858,086
	Hochiki Corp.	97,000	492,487
	Hokuriku Electric Industry Co., Ltd.	289,000	447,998
	Horiba, Ltd.	160,950	5,105,623
	Hosiden Corp.	262,900	1,812,123
	Icom, Inc.	49,700	1,214,745
#*	Ikegami Tsushinki Co., Ltd.	174,000	105,178
	Ines Corp.	202,300	1,320,767
	I-Net Corp.	47,800	269,795
	Information Services International-Dentsu, Ltd.	76,700	676,209
#	Innotech Corp.	9,200	63,746
	Internet Initiative Japan, Inc.	485	1,767,427
#*	Ishii Hyoki Co., Ltd.	23,700	88,878
	IT Holdings Corp.	357,401	3,671,509
	ITC Networks Corp.	50,300	309,033
	ITFOR, Inc.	17,300	64,503
	Iwatsu Electric Co., Ltd.	303,000	266,608
#	Japan Aviation Electronics Industry, Ltd.	252,600	1,758,916
	Japan Business Computer Co., Ltd.	73,200	470,598
#	Japan Cash Machine Co., Ltd.	79,315	654,387
	Japan Digital Laboratory Co., Ltd.	109,700	1,037,899
	Japan Radio Co., Ltd.	55,000	133,209
#	Jastec Co., Ltd.	61,400	400,387
	JBIS Holdings, Inc.	79,600	256,852
	JIEC Co., Ltd.	199	232,400
	Kaga Electronics Co., Ltd.	100,400	964,361
	Kanematsu Electronics, Ltd.	83,100	829,932
	Kawatetsu Systems, Inc.	174	140,952
	Koa Corp.	151,600	1,480,777
#*	Kubotek Corp.	370	113,596
	Kyoden Co., Ltd.	156,900	223,881
	Kyowa Electronic Instruments Co., Ltd.	52,000	166,339
	Macnica, Inc.	50,100	1,058,656
#	Macromill, Inc.	69,700	816,671
	Marubun Corp.	98,500	380,067
#	Maruwa Co., Ltd.	36,500	1,579,163
#	Megachips Corp.	84,800	1,169,906
*	Meisei Electric Co., Ltd.	305,000	312,557
	Melco Holdings, Inc.	49,600	1,380,083
	Mimasu Semiconductor Industry Co., Ltd.	86,881	727,653
	Miroku Jyoho Service Co., Ltd.	105,000	316,598
	Mitsui High-Tec, Inc.	131,600	592,294
#	Mitsui Knowledge Industry Co., Ltd.	3,643	580,561
	Mitsumi Electric Co., Ltd.	317,700	2,521,159
*	Moritex Corp.	7,700	29,146
	Mutoh Holdings Co., Ltd.	160,000	263,854
#*	Nagano Japan Radio Co., Ltd.	83,000	120,900
	Nagano Keiki Co., Ltd.	2,200	20,538
	Nakayo Telecommunications, Inc.	541,000	1,231,624
	NEC Fielding, Ltd.	95,000	1,149,163
	NEC Mobiling, Ltd.	46,800	1,562,583
	Net One Systems Co., Ltd.	1,984	5,160,385
*	New Japan Radio Co., Ltd.	37,000	61,503
#	Nichicon Corp.	270,300	3,191,538
	Nidec Copal Electronics Corp.	34,600	218,001
#	Nidec Sankyo Corp.	191,000	1,215,843
	NIFTY Corp.	195	226,273
#	Nihon Dempa Kogyo Co., Ltd.	71,100	972,194
#*	Nihon Inter Electronics Corp.	104,700	139,536
#	Nihon Unisys, Ltd.	240,875	1,363,798
*	Nippon Avionics Co., Ltd.	78,000	99,548

19

The Japanese Small Company Series
continued

		SHARES	VALUE††
Information Technology — (Continued)
	Nippon Ceramic Co., Ltd.	86,600	$1,576,210
	Nippon Chemi-Con Corp.	570,000	2,171,220
	Nippon Systemware Co., Ltd.	27,900	104,309
	Nohmi Bosai, Ltd.	123,000	761,175
	NS Solutions Corp.	79,400	1,727,570
	NSD Co., Ltd.	170,300	1,356,624
#	Obic Business Consultants Co., Ltd.	21,700	1,060,758
	Okaya Electric Industries Co., Ltd.	73,000	323,842
*	Oki Electric Industry Co., Ltd.	2,665,000	2,268,129
*	ONO Sokki Co., Ltd.	103,000	280,888
	Optex Co., Ltd.	20,400	248,167
	Origin Electric Co., Ltd.	105,000	381,386
#	Osaki Electric Co., Ltd.	123,000	1,093,037
	Panasonic Electric Works Information Systems Co., Ltd.	13,500	366,775
	PCA Corp.	17,500	206,623
#*	Pixela Corp.	18,400	45,571
	Riken Keiki Co., Ltd.	77,500	543,680
*	Riso Kagaku Corp.	48,900	839,510
	Roland DG Corp.	54,400	571,134
	Ryoden Trading Co., Ltd.	141,000	814,245
	Ryosan Co., Ltd.	140,000	2,878,667
	Ryoyo Electro Corp.	113,200	1,028,310
#	Sanken Electric Co., Ltd.	463,000	1,737,086
	Sanko Co., Ltd.	21,000	48,383
	Sanshin Electronics Co., Ltd.	139,500	1,169,515
	Satori Electric Co., Ltd.	79,080	481,803
	Saxa Holdings, Inc.	307,000	466,407
#	Shibaura Mechatronics Corp.	138,000	425,661
#	Shindengen Electric Manufacturing Co., Ltd.	311,000	1,323,322
#	Shinkawa, Ltd.	68,300	364,323
#	Shinko Electric Industries Co., Ltd.	297,700	2,151,065
	Shinko Shoji Co., Ltd.	81,400	628,612
	Shizuki Electric Co., Inc.	103,000	380,868
#	Siix Corp.	79,500	1,015,351
#	Simplex Holdings, Inc.	952	351,129
#	SMK Corp.	277,000	912,208
	Softbank Technology Corp.	100	815
	So-net Entertainment Corp.	498	1,973,936
	Soshin Electric Co., Ltd.	4,600	20,549
	SRA Holdings, Inc.	49,700	475,620
	Star Micronics Co., Ltd.	162,400	1,590,568
#	Sumida Corp.	61,549	477,781
#	Sumisho Computer Systems Corp.	214,863	3,364,222
	Sun-Wa Technos Corp.	3,000	25,578
#	Sunx, Ltd.	109,000	603,592
#	Systena Corp.	1,096	759,834
	Tachibana Eletech Co., Ltd.	62,400	499,733
#	Taiyo Yuden Co., Ltd.	412,000	3,192,309
#	Tamura Corp.	269,000	688,994
*	Teac Corp.	332,000	117,307
	Tecmo Koei Holdings Co., Ltd.	150,730	1,352,335
	Teikoku Tsushin Kogyo Co., Ltd.	172,000	298,289
	TKC, Corp.	86,800	1,687,172
#*	Toko, Inc.	325,000	695,260
	Tokyo Denpa Co., Ltd.	24,900	123,600
	Tokyo Electron Device, Ltd.	342	597,491
	Tokyo Seimitsu Co., Ltd.	161,000	2,918,201
#	Tomen Devices Corp.	2,000	45,008
	Tomen Electronics Corp.	50,600	598,606
#	Topcon Corp.	236,700	1,219,915
	Tose Co., Ltd.	22,100	139,608

20

The Japanese Small Company Series
continued

		SHARES	VALUE††
Information Technology — (Continued)
	Toshiba TEC Corp.	525,000	$1,934,664
	Toukei Computer Co., Ltd.	26,810	381,200
	Towa Corp.	70,900	310,052
	Toyo Corp.	116,900	1,231,269
	Trans Cosmos, Inc.	122,300	1,385,968
*	UKC Holdings Corp.	1,600	15,435
*	Ulvac, Inc.	176,200	2,476,963
	Uniden Corp.	377,000	1,466,924
#	Wacom Co., Ltd.	1,580	2,175,503
	XNET Corp.	21	30,834
	Y. A. C. Co., Ltd.	31,700	269,933
#*	Yamaichi Electronics Co., Ltd.	75,700	183,803
*	Yaskawa Information Systems Corp.	40,000	86,035
	Yokowo Co., Ltd.	69,500	375,023
#	Zuken, Inc.	94,600	697,891
Total Information Technology			160,082,403

Materials — (10.6%)
	Achilles Corp.	703,000	974,989
	Adeka Corp.	354,300	3,543,247
	Agro-Kanesho Co., Ltd.	14,000	67,865
	Aichi Steel Corp.	410,000	2,155,638
	Alconix Corp.	8,300	180,870
	Arakawa Chemical Industries, Ltd.	67,700	563,442
	Araya Industrial Co., Ltd.	276,000	416,829
	Asahi Organic Chemicals Industry Co., Ltd.	343,000	886,353
	Chuetsu Pulp & Paper Co., Ltd.	568,000	862,934
*	Chugai Mining Co., Ltd.	852,400	216,622
	Chugoku Marine Paints, Ltd.	242,000	1,703,326
*	Chugokukogyo Co., Ltd.	62,000	64,455
	Chuo Denki Kogyo Co., Ltd.	90,000	344,645
#*	Co-Op Chemical Co., Ltd.	159,000	191,765
#	Dai Nippon Toryo, Ltd.	518,000	533,936
#	Daiichi Kigenso Kagaku-Kyogyo Co., Ltd.	14,300	610,396
	Daiichi Kogyo Seiyaku Co., Ltd.	121,000	349,874
	Daiken Corp.	401,000	1,224,174
	Daiki Aluminium Industry Co., Ltd.	14,000	46,044
	Dainichiseika Colour & Chemicals Manufacturing Co., Ltd.	319,000	1,432,956
#	Daio Paper Corp.	293,500	2,206,047
	Daiso Co., Ltd.	355,000	1,189,956
#	DC Co., Ltd.	113,900	322,511
	Dynapac Co., Ltd.	25,000	67,062
*	Earth Chemical Co., Ltd.	50,300	1,831,002
	Ebara-Udylite Co., Ltd.	2,700	70,022
	FP Corp.	61,200	3,896,208
	Fuji Seal International, Inc.	77,800	1,472,417
	Fujikura Kasei Co., Ltd.	96,500	453,657
	Fujimi, Inc.	21,600	258,576
#	Fumakilla, Ltd.	85,000	328,270
#	Furukawa-Sky Aluminum Corp.	320,000	946,359
	Geostar Corp.	38,000	66,180
	Godo Steel, Ltd.	899,000	2,126,918
	Gun Ei Chemical Industry Co., Ltd.	347,000	929,080
	Harima Chemicals, Inc.	73,300	594,257
#	Hodogaya Chemical Co., Ltd.	265,000	862,705
	Hokkan Holdings, Ltd.	283,000	871,637
	Hokko Chemical Industry Co., Ltd.	90,000	255,343
#	Hokuetsu Kishu Paper Co., Ltd.	862,199	5,674,954
*	Hokushin Co., Ltd.	61,400	108,542
	Honshu Chemical Industry Co., Ltd.	35,000	225,348
	Ihara Chemical Industry Co., Ltd.	155,000	547,912

21

The Japanese Small Company Series
continued

		SHARES	VALUE††
Materials — (Continued)
#	Ise Chemical Corp.	83,000	$455,870
#*	Ishihara Sangyo Kaisha, Ltd.	1,374,500	1,661,288
	Japan Carlit Co., Ltd.	59,800	306,762
	Japan Pure Chemical Co., Ltd.	2	4,970
	JSP Corp.	103,900	1,525,061
#	Kanto Denka Kogyo Co., Ltd.	195,000	955,903
*	Katakura Chikkarin Co., Ltd.	43,000	103,565
	Kawakin Holdings Co., Ltd.	11,000	37,340
	Kawasaki Kasei Chemicals, Ltd.	121,000	151,892
	Koatsu Gas Kogyo Co., Ltd.	163,493	915,554
	Kohsoku Corp.	61,900	484,207
	Konishi Co., Ltd.	66,900	879,324
#	Kumiai Chemical Industry Co., Ltd.	233,000	822,473
	Kureha Corp.	573,500	2,561,320
	Kurimoto, Ltd.	702,000	1,055,129
#	Kurosaki Harima Corp.	221,000	752,205
	Kyoei Steel, Ltd.	63,700	1,126,475
	MEC Co., Ltd.	61,200	217,122
*	Mitsubishi Paper Mills, Ltd.	1,159,000	1,094,393
	Mitsubishi Steel Manufacturing Co., Ltd.	554,000	1,483,032
	Mitsui Mining & Smelting Co., Ltd.	7,000	19,078
	Mory Industries, Inc.	154,000	576,195
	Nakabayashi Co., Ltd.	181,000	422,536
*	Nakayama Steel Works, Ltd.	639,000	634,196
	Neturen Co., Ltd.	152,800	1,144,958
	Nichia Steel Works, Ltd.	175,900	446,545
	Nihon Kagaku Sangyo Co., Ltd.	78,000	543,572
#	Nihon Nohyaku Co., Ltd.	225,000	988,727
	Nihon Parkerizing Co., Ltd.	240,000	3,230,875
	Nihon Seiko Co., Ltd.	18,000	66,087
	Nihon Yamamura Glass Co., Ltd.	490,000	1,132,536
#	Nippon Carbide Industries Co., Inc.	201,000	294,538
#	Nippon Chemical Industrial Co., Ltd.	281,000	500,107
#	Nippon Chutetsukan K.K.	50,000	109,321
#	Nippon Chuzo K.K.	111,000	199,128
	Nippon Coke & Engineering Co., Ltd.	863,000	1,174,904
#	Nippon Concrete Industries Co., Ltd.	180,000	430,401
	Nippon Denko Co., Ltd.	394,000	2,101,369
	Nippon Fine Chemical Co., Ltd.	85,600	546,043
#	Nippon Kasei Chemical Co., Ltd.	309,000	571,605
#*	Nippon Kinzoku Co., Ltd.	222,000	373,202
#	Nippon Koshuha Steel Co., Ltd.	366,000	385,988
	Nippon Light Metal Co., Ltd.	2,002,000	2,905,062
#*	Nippon Metal Industry Co., Ltd.	556,000	543,802
	Nippon Paint Co., Ltd.	34,200	260,398
	Nippon Pigment Co., Ltd.	43,000	109,141
	Nippon Pillar Packing Co., Ltd.	83,000	530,273
	Nippon Soda Co., Ltd.	557,000	2,564,038
	Nippon Synthetic Chemical Industry Co., Ltd. (The)	256,000	1,422,081
#	Nippon Valqua Industries, Ltd.	328,000	823,114
*	Nippon Yakin Kogyo Co., Ltd.	409,000	716,389
	Nittetsu Mining Co., Ltd.	375,000	1,522,225
	Nitto FC Co., Ltd.	72,000	416,953
#	NOF Corp.	726,000	3,403,317
	Ohara, Inc.	3,100	30,113
	Okabe Co., Ltd.	186,900	911,355
	Okamoto Industries, Inc.	400,000	1,634,911
	Okura Industrial Co., Ltd.	305,000	1,128,362
	Osaka Organic Chemical Industry, Ltd.	66,000	310,446
	Osaka Steel Co., Ltd.	77,700	1,307,595
	Pacific Metals Co., Ltd.	546,000	3,154,129

22

The Japanese Small Company Series
continued

		SHARES	VALUE††
Materials — (Continued)
	Pack Corp. (The)	66,200	$994,615
	Riken Technos Corp.	197,000	600,908
*	S Science Co., Ltd.	2,704,000	137,973
#	S.T. Chemical Co., Ltd.	77,000	1,001,668
	Sakai Chemical Industry Co., Ltd.	375,000	1,486,335
	Sakata INX Corp.	196,000	862,160
	Sanyo Chemical Industries, Ltd.	305,000	1,972,347
	Sanyo Special Steel Co., Ltd.	480,300	2,613,185
	Sekisui Plastics Co., Ltd.	209,000	824,430
	Shikoku Chemicals Corp.	184,000	1,031,679
	Shinagawa Refractories Co., Ltd.	224,000	616,277
	Shin-Etsu Polymer Co., Ltd.	224,100	1,072,455
	Shinko Wire Co., Ltd.	184,000	266,482
	Somar Corp.	43,000	106,544
#	Stella Chemifa Corp.	42,600	1,233,870
#	Sumitomo Bakelite Co., Ltd.	591,000	3,460,413
*	Sumitomo Light Metal Industries, Ltd.	1,757,000	1,498,306
#	Sumitomo Osaka Cement Co., Ltd.	1,640,000	4,968,204
	Sumitomo Pipe & Tube Co., Ltd.	108,100	688,879
	Sumitomo Seika Chemicals Co., Ltd.	223,000	1,006,024
	T. Hasegawa Co., Ltd.	121,300	1,921,467
	Taiheiyo Cement Corp.	2,664,000	5,175,243
	Taisei Lamick Co., Ltd.	18,500	551,153
#	Taiyo Holdings Co., Ltd.	66,000	1,725,532
	Takasago International Corp.	356,000	1,662,330
	Takiron Co., Ltd.	304,000	1,018,030
	Tayca Corp.	151,000	583,248
	Tenma Corp.	87,000	755,331
#	Titan Kogyo K.K.	63,000	312,077
	Toagosei Co., Ltd.	1,096,000	4,895,489
#	Toda Kogyo Corp.	161,000	1,194,398
#	Toho Titanium Co., Ltd.	120,500	2,570,847
	Toho Zinc Co., Ltd.	528,000	2,152,981
	Tokai Carbon Co., Ltd.	825,000	4,092,463
	Tokushu Tokai Paper Co., Ltd.	501,580	1,066,815
#	Tokuyama Corp.	810,000	2,919,347
	Tokyo Ohka Kogyo Co., Ltd.	169,200	3,515,968
#	Tokyo Rope Manufacturing Co., Ltd.	558,000	1,271,339
	Tokyo Steel Manufacturing Co., Ltd.	229,300	1,922,185
	Tokyo Tekko Co., Ltd.	3,000	8,484
#	Tomoegawa Paper Co., Ltd.	125,000	263,043
	Tomoku Co., Ltd.	294,000	775,649
	Topy Industries, Ltd.	781,000	1,887,000
	Toyo Ink Manufacturing Co., Ltd.	724,000	2,868,747
	Toyo Kohan Co., Ltd.	247,000	974,688
	TYK Corp.	138,000	272,624
#	Ube Material Industries, Ltd.	226,000	782,021
	Wood One Co., Ltd.	169,000	622,864
	Yodogawa Steel Works, Ltd.	786,500	3,124,879
*	Yuki Gosei Kogyo Co., Ltd.	64,000	130,824
	Yushiro Chemical Industry Co., Ltd.	47,100	546,658
Total Materials			175,861,301

Utilities — (0.5%)
	Hokkaido Gas Co., Ltd.	210,000	708,766
	Hokuriku Gas Co., Ltd.	99,000	265,593
	Okinawa Electric Power Co., Ltd.	62,571	2,551,409
	Saibu Gas Co., Ltd.	1,270,000	3,132,006

23

The Japanese Small Company Series
continued

	SHARES	VALUE††
Utilities — (Continued)
Shizuoka Gas Co., Ltd.	241,500	$1,459,705
Total Utilities		8,117,479
TOTAL COMMON STOCKS		1,486,514,319
RIGHTS/WARRANTS — (0.0%)
*Oak Capital Corp. Warrants 11/30/11	55,735	—

	SHARES/
	FACE
	AMOUNT	VALUE†
	(000)
SECURITIES LENDING COLLATERAL — (10.8%)
§@ DFA Short Term Investment Fund	179,334,778	179,334,778
@ Repurchase Agreement, Deutsche Bank Securities, Inc. 0.11%,
11/01/11 (Collateralized by FNM A 3.500%, 11/01/31, valued at
$383,050) to be repurchased at $375,540	$376	375,539
TOTAL SECURITIES LENDING COLLATERAL		179,710,317
TOTAL INVESTMENTS — (100.0%)
(Cost $1,814,743,819)		$1,666,224,636

24

THE ASIA PACIFIC SMALL COMPANY SERIES

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2011

		SHARES	VALUE††
COMMON STOCKS — (82.0%)
AUSTRALIA — (51.7%)
*	ABM Resources NL	4,447,721	$290,936
#*	A-Cap Resources, Ltd.	332,583	99,614
*	Acer Energy, Ltd.	229,729	28,427
#	Acrux, Ltd.	494,126	1,749,486
#*	Adamus Resources, Ltd.	1,337,620	973,720
	Adelaide Brighton, Ltd.	1,927,272	5,766,974
#	Aditya Birla Minerals, Ltd.	878,000	891,877
*	ADX Energy, Ltd.	473,905	49,467
*	AED Oil, Ltd.	363,401	55,533
*	African Iron, Ltd.	37,307	10,851
*	Ainsworth Game Technology, Ltd.	326,556	117,784
*	AJ Lucas Group, Ltd.	317,969	452,394
*	Alchemia, Ltd.	724,903	210,930
#	Alesco Corp., Ltd.	457,971	675,535
#*	Alkane Resources, Ltd.	938,520	1,137,424
*	Alliance Resources, Ltd.	444,483	62,232
*	Allied Gold Mining P.L.C.	17,047	43,521
#*	Allied Healthcare Group, Ltd.	310,840	13,061
#*	Altona Mining, Ltd.	1,108,169	287,829
*	Amadeus Energy, Ltd.	819,137	173,432
	Amalgamated Holdings, Ltd.	462,247	2,745,180
	Amcom Telecommunications, Ltd.	482,578	422,263
*	Ampella Mining, Ltd.	225,174	426,612
	Ansell, Ltd.	503,479	7,363,989
#*	Antares Energy, Ltd.	934,515	394,325
	AP Eagers, Ltd.	44,147	533,632
#	APA Group, Ltd.	1,403,768	6,401,846
*	Apex Minerals NL	3,458,027	28,671
#	APN News & Media, Ltd.	1,762,638	1,616,607
*	Aquarius Platinum, Ltd.	348,079	1,021,115
#*	Arafura Resources, Ltd.	1,093,749	690,611
	ARB Corp., Ltd.	339,077	2,847,494
	Ariadne Australia, Ltd.	267,324	88,707
#	Aristocrat Leisure, Ltd.	1,611,890	3,816,054
#	ASG Group, Ltd.	351,392	320,870
#*	Aspire Mining, Ltd.	902,429	394,778
*	Astron, Ltd.	87,221	264,514
*	Atlantic, Ltd.	238,482	398,179
	Atlas Iron, Ltd.	41,166	133,517
#*	Aurora Oil & Gas, Ltd.	1,265,748	3,811,235
	Ausdrill, Ltd.	1,006,775	3,070,980
#	Ausenco, Ltd.	173,244	487,963
#*	Ausgold, Ltd.	52,096	65,271
#	Austal, Ltd.	581,980	1,383,966
*	Austar United Communications, Ltd.	2,887,442	3,496,638
	Austbrokers Holdings, Ltd.	86,074	567,304
#	Austin Engineering, Ltd.	172,059	708,425
*	Austpac Resources NL	2,524,951	121,305
*	Australian Agricultural Co., Ltd.	921,392	1,352,018
#	Australian Infrastructure Fund NL	3,159,690	6,272,817
	Australian Pharmaceutical Industries, Ltd.	5,528,865	1,736,287
*	Australian Worldwide Exploration, Ltd.	1,952,017	2,815,086
	Automotive Holdings Group NL	548,754	1,200,419
*	Autron Corporation, Ltd.	989,247	13,553
#*	Avanco Resources, Ltd.	2,010,636	228,676
#	AVJennings, Ltd.	5,185,036	2,400,232
#*	Azumah Resources, Ltd.	737,953	306,717
*	Ballarat South Gold, Ltd.	1,996	—

1

The Asia Pacific Small Company Series
continued

		SHARES	VALUE††
AUSTRALIA — (Continued)
#*	Bandanna Energy, Ltd.	622,869	$531,615
#	Bank of Queensland, Ltd.	384,781	3,383,389
#*	Bannerman Resources, Ltd.	332,217	92,978
#*	BC Iron, Ltd.	243,697	615,413
	Beach Energy, Ltd.	4,828,492	5,934,225
*	Beadell Resources, Ltd.	1,500,515	1,230,504
#*	Berkeley Resources, Ltd.	434,006	145,690
	Beyond International, Ltd.	61,256	44,545
#	Billabong International, Ltd.	703,518	3,142,876
*	Bionomics, Ltd.	207,468	89,668
*	Biota Holdings, Ltd.	1,027,571	863,989
*	Bisalloy Steel Group, Ltd.	469,001	101,058
#	Blackmores, Ltd.	76,842	2,372,615
*	BlueScope Steel, Ltd.	3,577,801	3,129,953
#*	BMA Gold, Ltd.	1,829,221	1,049,182
	Boart Longyear Group	1,792,094	6,100,440
*	Boom Logistics, Ltd.	51,533	16,202
*	Boulder Steel, Ltd.	1,667,795	86,559
*	Bow Energy, Ltd.	928,159	1,442,061
	Bradken, Ltd.	708,039	5,710,618
	Breville Group, Ltd.	598,466	1,918,394
#	Brickworks, Ltd.	132,797	1,558,928
*	Brockman Resources, Ltd.	7,285	13,002
	BSA, Ltd.	642,847	135,425
#	BT Investment Management, Ltd.	172,259	363,762
*	Buccaneer Energy, Ltd.	2,428,539	175,894
*	Buru Energy, Ltd.	88,374	83,899
	Cabcharge Australia, Ltd.	501,916	2,209,763
	Calliden Group, Ltd.	633,393	113,310
	Campbell Brothers, Ltd.	261,443	12,585,834
#*	Cape Lambert Resources, Ltd.	373,413	164,264
*	Cape Range Wireless, Ltd.	7,260	—
*	Capral, Ltd.	58,499	12,134
#	Cardno, Ltd.	316,614	1,740,510
#*	Carnarvon Petroleum, Ltd.	3,885,525	541,232
*	Carnegie Wave Energy, Ltd.	1,008,948	75,912
#	carsales.com, Ltd.	809,574	4,185,086
#	Cash Converters International, Ltd.	1,180,931	534,117
#*	Catalpa Resources, Ltd.	907,492	1,641,675
*	CDS Technologies, Ltd.	13,276	—
	Cedar Woods Properties, Ltd.	111,357	408,187
	Cellnet Group, Ltd.	520,067	185,425
*	Centaurus Metals, Ltd.	143,557	109,455
*	Central Petroleum, Ltd.	1,759,865	98,979
*	Centrebet International, Ltd. Claim Units	81,336	—
*	Centrex Metals, Ltd.	51,889	16,345
#*	Ceramic Fuel Cells, Ltd.	3,181,070	430,481
#*	Cerro Resources NL	1,961,035	324,307
*	CGA Mining, Ltd.	10,124	24,798
#*	Chalice Gold Mines, Ltd.	320,684	86,935
	Challenger, Ltd.	1,063,324	5,069,014
	Chandler Macleod Group, Ltd.	338,118	124,506
*	Chemeq, Ltd.	166,742	—
*	ChemGenex Pharmaceuticals, Ltd.	115,291	3,038
*	Chesser Resources, Ltd.	156,921	95,677
#*	Citigold Corp., Ltd.	3,765,806	284,705
#	Clarius Group, Ltd.	1,099,217	605,202
#*	Clinuvel Pharmaceuticals, Ltd.	118,435	185,220
#	Clough, Ltd.	1,527,345	1,287,423
	Clover Corp., Ltd.	269,348	83,302
#*	CO2 Group, Ltd.	844,559	140,905

2

The Asia Pacific Small Company Series
continued

		SHARES	VALUE††
AUSTRALIA — (Continued)
#*	Coal of Africa, Ltd.	589,980	$491,234
#*	Coalspur Mines, Ltd.	1,239,823	2,404,728
*	Cockatoo Coal, Ltd.	3,240,540	1,291,889
#	Codan, Ltd.	156,399	212,699
	Coffey International, Ltd.	1,048,636	415,588
	Collection House, Ltd.	1,698,942	1,441,834
*	Comet Ridge, Ltd.	65,567	10,669
#	ConnectEast Group, Ltd.	30,321	17,416
#	Consolidated Media Holdings, Ltd.	1,276,820	3,506,949
*	Continental Coal, Ltd.	461,945	102,357
*	Cooper Energy, Ltd.	336,842	135,432
#	Count Financial, Ltd.	858,791	1,251,875
	Coventry Group, Ltd.	144,778	332,344
	Credit Corp. Group, Ltd.	110,382	453,765
*	Crusader Resources, Ltd.	155,861	182,570
#	CSG, Ltd.	674,612	803,472
	CSR, Ltd.	2,025,158	5,158,339
*	CTI Logistics, Ltd.	6,000	7,272
#*	Cudeco, Ltd.	399,317	1,317,225
#*	Cue Energy Resources, Ltd.	1,225,966	299,321
#	Customers, Ltd.	477,130	532,432
	Data#3, Ltd.	19,405	257,487
#	David Jones, Ltd.	1,783,074	6,294,519
	Decmil Group, Ltd.	326,140	720,547
*	Deep Yellow, Ltd.	850,894	109,311
#	Devine, Ltd.	1,989,993	468,948
#*	Discovery Metals, Ltd.	1,249,162	1,803,263
	Domino’s Pizza Enterprises, Ltd.	11,342	79,925
#*	Downer EDI, Ltd.	1,591,674	5,054,618
*	Dragon Mining, Ltd.	168,012	234,717
#*	Drillsearch Energy, Ltd.	409,967	262,341
	DUET Group, Ltd.	4,437,176	7,732,961
#	DuluxGroup, Ltd.	1,193,687	3,288,564
	DWS Advanced Business Solutions, Ltd.	223,802	313,375
#*	Dyesol, Ltd.	383,671	133,883
#*	Eastern Star Gas, Ltd.	3,259,013	3,005,391
#*	Elders, Ltd.	1,380,363	401,341
#*	Elemental Minerals, Ltd.	388,188	505,628
*	Ellect Holdings, Ltd.	482	—
*	Ellex Medical Lasers, Ltd.	164,826	22,975
	Emeco Holdings, Ltd.	2,143,907	2,221,058
#*	Energy Resources of Australia, Ltd.	638,803	1,307,761
#*	Energy World Corp., Ltd.	3,906,481	2,352,188
*	Engenco, Ltd.	228,803	22,092
	Envestra, Ltd.	5,142,027	3,464,898
#*	Equatorial Resources, Ltd.	176,571	426,114
	Euroz, Ltd.	74,221	108,616
*	Exco Resources, Ltd.	429,909	315,750
*	Extract Resources, Ltd.	262,940	2,105,378
#	Fantastic Holdings, Ltd.	355,613	838,354
*	FAR, Ltd.	2,769,553	89,101
	Finbar Group, Ltd.	58,051	58,271
*	Finders Resources, Ltd.	7,442	2,956
#	FKP Property Group, Ltd.	2,647,008	1,364,198
#	Fleetwood Corp., Ltd.	284,707	3,637,381
#	FlexiGroup, Ltd.	597,372	1,407,028
#	Flight Centre, Ltd.	192,954	4,006,413
#*	Flinders Mines, Ltd.	6,909,293	1,109,458
#*	Focus Minerals, Ltd.	14,997,678	932,181
*	Forest Enterprises Australia, Ltd.	2,849,173	—
#	Forge Group, Ltd.	236,028	1,168,263

3

The Asia Pacific Small Company Series
continued

		SHARES	VALUE††
AUSTRALIA — (Continued)
#*	Forte Energy NL	1,036,232	$39,026
	G8 Education, Ltd.	67,817	35,436
#*	Galaxy Resources, Ltd.	760,450	507,429
	Gazal Corp., Ltd.	104,542	196,883
#*	Geodynamics, Ltd.	1,015,653	248,163
#*	Gindalbie Metals, Ltd.	2,600,255	1,478,320
*	Gloucester Coal, Ltd.	226,467	1,616,400
*	Golden Rim Resources, Ltd.	722,577	82,543
#	Goodman Fielder, Ltd.	8,233,537	4,788,349
	GrainCorp, Ltd.	693,457	5,712,269
	Grange Resources, Ltd.	1,234,843	578,110
#*	Great Southern, Ltd.	9,302,784	—
#*	Greenland Minerals & Energy, Ltd.	711,078	392,362
#*	Gryphon Minerals, Ltd.	857,705	1,259,787
	GUD Holdings, Ltd.	432,916	3,548,539
*	Gujarat NRE Coking Coal, Ltd.	119,865	30,893
#*	Gunns, Ltd.	2,872,620	793,573
#	GWA Group, Ltd.	1,019,230	2,441,808
*	Hastie Group, Ltd.	810,423	89,134
*	Havilah Resources NL	258,836	145,834
*	HFA Holdings, Ltd.	235,865	229,659
	HGL, Ltd.	102,586	127,030
*	Highlands Pacific, Ltd.	2,651,500	593,922
*	Hillgrove Resources, Ltd.	909,242	225,398
#	Hills Holdings, Ltd.	986,165	1,123,434
#*	Horizon Oil, Ltd.	3,560,142	884,645
*	Hutchison Telecommunications Australia, Ltd.	7,610,556	495,224
#*	Icon Energy, Ltd.	1,014,750	148,758
#	iiNet, Ltd.	489,281	1,326,167
	Iluka Resources, Ltd.	573,137	9,528,200
	Imdex, Ltd.	813,645	1,776,663
	IMF Australia, Ltd.	314,016	475,928
*	IMX Resources, Ltd.	594,082	230,687
#	Independence Group NL	892,724	4,935,443
*	Indo Mines, Ltd.	81,968	29,672
#*	Indophil Resources NL	3,118,946	1,234,785
#	Industrea, Ltd.	1,420,051	1,904,824
*	Industrial Minerals Corp., Ltd.	23,969	4,325
#	Infigen Energy, Ltd.	1,622,704	490,078
	Infomedia, Ltd.	1,458,074	336,522
#*	Integra Mining, Ltd.	3,188,345	1,767,756
	Integrated Research, Ltd.	261,513	136,043
#*	Intrepid Mines, Ltd.	1,794,707	2,132,485
#	Invocare, Ltd.	572,622	4,172,041
#	IOOF Holdings, Ltd.	989,055	6,550,695
	Iress Market Technology, Ltd.	434,895	3,465,758
#*	Iron Ore Holdings, Ltd.	336,216	444,493
#*	Ivanhoe Australia, Ltd.	396,947	441,385
#	JB Hi-Fi, Ltd.	407,557	6,726,320
#*	Jupiter Mines, Ltd.	465,443	162,596
	K&S Corp., Ltd.	210,812	278,801
*	Kagara, Ltd.	1,731,649	724,189
#*	Kangaroo Resources, Ltd.	2,778,905	453,398
*	Karoon Gas Australia, Ltd.	667,086	3,078,403
#*	Kasbah Resources, Ltd.	478,599	99,482
*	Kimberley Metals, Ltd.	204,110	65,643
#	Kingsgate Consolidated, Ltd.	560,879	4,421,985
#*	Kingsrose Mining, Ltd.	464,332	756,934
*	Lednium, Ltd.	195,019	16,442
	Lemarne Corp., Ltd.	25,882	100,746
*	Linc Energy, Ltd.	1,232,302	2,645,397

4

The Asia Pacific Small Company Series
continued

		SHARES	VALUE††
AUSTRALIA — (Continued)
#*	Liquefied Natural Gas, Ltd.	595,144	$214,302
	Little World Beverages, Ltd.	502	1,807
	Lycopodium, Ltd.	56,126	361,363
#	M2 Telecommunications Group, Ltd.	345,036	1,026,043
*	MacMahon Holdings, Ltd.	3,174,294	2,011,281
*	Macmin Silver, Ltd.	371,910	39,084
	Macquarie Telecom Group, Ltd.	35,019	304,442
#*	Magma Metals, Ltd.	240,771	30,109
*	Manhattan Corp., Ltd.	7,972	2,863
#*	Marengo Mining, Ltd.	1,428,204	295,240
#	Matrix Composites & Engineering, Ltd.	130,877	437,499
	MaxiTRANS Industries, Ltd.	942,578	342,164
	Mayne Pharma Group, Ltd.	205,191	82,332
*	McGuigan Simeon Wines, Ltd.	2,437,348	705,680
#	McMillan Shakespeare, Ltd.	228,148	2,273,908
	McPherson’s, Ltd.	303,441	734,177
#	Medusa Mining, Ltd.	579,085	4,070,719
#	Melbourne IT, Ltd.	437,638	649,414
#*	MEO Australia, Ltd.	681,039	137,903
#	Mermaid Marine Australia, Ltd.	906,563	2,921,190
#*	Mesoblast, Ltd.	232,262	1,974,685
*	Metals X, Ltd.	173,131	43,428
#*	Metgasco, Ltd.	667,052	338,844
*	Metminco, Ltd.	1,879,249	406,261
*	MetroCoal, Ltd.	68,725	49,321
#*	MHM Metals, Ltd.	226,490	173,805
*	Mikoh Corp., Ltd.	777,771	19,541
#	Mincor Resources NL	990,706	876,217
*	Mineral Deposits, Ltd.	155,272	1,049,157
	Mineral Resources, Ltd.	419,678	4,920,651
#*	Mirabela Nickel, Ltd.	1,206,109	2,073,822
#*	Molopo Energy, Ltd.	1,186,993	900,996
#*	Moly Mines, Ltd.	25,253	13,282
#	Monadelphous Group, Ltd.	318,887	6,064,967
*	Morning Star Gold NL	332,749	113,604
	Mortgage Choice, Ltd.	631,109	829,865
#	Mount Gibson Iron, Ltd.	2,962,399	4,738,207
	MSF Sugar, Ltd.	76,721	268,679
#*	Murchison Metals, Ltd.	1,229,022	380,868
#	Myer Holdings, Ltd.	2,456,107	6,703,584
	MyState, Ltd.	802	3,082
#*	Nanosonics, Ltd.	259,364	149,509
	National Can Industries, Ltd.	97,017	109,403
#*	Navigator Resources, Ltd.	1,876,284	53,230
#	Navitas, Ltd.	1,157,537	5,013,315
#*	New Guinea Energy, Ltd.	359,345	21,357
*	Newland Resources, Ltd.	1,958,775	133,608
*	Nexbis, Ltd.	580,630	35,148
*	Nexus Energy, Ltd.	4,137,686	918,998
#	NIB Holdings, Ltd.	478,733	753,829
*	Nido Petroleum, Ltd.	6,093,154	330,320
#*	Noble Mineral Resources, Ltd.	859,168	548,082
	Norfolk Group, Ltd.	302,473	366,505
*	North Australian Diamonds, Ltd.	16,663	6,097
#*	Northern Iron, Ltd.	390,502	473,036
*	Northern Star Resources, Ltd.	739,223	441,639
*	Norton Gold Fields, Ltd.	299,909	61,677
	NRW Holdings, Ltd.	650,440	1,654,955
#*	Nucoal Resources NL	429,538	156,383
*	Nufarm, Ltd.	638,490	3,141,961
	Oakton, Ltd.	378,695	666,729

5

The Asia Pacific Small Company Series
continued

		SHARES	VALUE††
AUSTRALIA — (Continued)
#*	Oilex, Ltd.	247,428	$65,691
#*	Orocobre, Ltd.	257,530	317,630
#	OrotonGroup, Ltd.	89,486	773,346
*	Otto Energy, Ltd.	1,518,553	115,364
#	Pacific Brands, Ltd.	4,412,120	2,756,610
*	Pacific Niugini, Ltd.	200,616	79,684
*	Paladin Energy, Ltd.	1,158,193	1,768,701
*	Pan Pacific Petroleum NL	1,094,343	132,374
*	PanAust, Ltd.	1,780,618	6,016,882
#*	Pancontinental Oil & Gas NL	1,057,588	115,189
#	Panoramic Resources, Ltd.	943,159	1,353,475
*	PaperlinX, Ltd.	2,771,649	275,217
	Patties Foods, Ltd.	36,136	62,164
#	Peet, Ltd.	1,096,798	1,396,187
#*	Peninsula Energy, Ltd.	5,178,834	225,034
*	Perilya, Ltd. (6681584)	891,134	424,090
*	Perilya, Ltd. (B3R3QH1)	445,567	216,007
#	Perpetual Trustees Australia, Ltd.	167,142	3,950,909
#*	Perseus Mining, Ltd.	1,605,654	5,309,539
#*	Pharmaxis, Ltd.	764,024	1,037,608
*	Photon Group, Ltd.	240,874	10,347
*	PlantCorp. NL	4,329	—
#*	Platinum Australia, Ltd.	1,251,560	232,135
#*	Pluton Resources, Ltd.	538,056	154,966
	PMP, Ltd.	2,395,607	1,435,567
*	Poseidon Nickel, Ltd.	452,002	101,408
#	Premier Investments, Ltd.	217,219	1,159,812
#*	Prima Biomed, Ltd.	2,338,194	459,056
#	Primary Health Care, Ltd.	1,866,288	6,495,676
	Prime Media Group, Ltd.	1,777,139	1,236,596
#	PrimeAg, Ltd.	64,299	73,783
	Programmed Maintenance Service, Ltd.	549,269	1,134,986
*	QRxPharma, Ltd.	109,867	183,543
*	Quickstep Holdings, Ltd.	462,355	108,066
*	Ramelius Resources, Ltd.	1,125,876	1,462,619
*	Range Resources, Ltd.	51,250	7,801
#	RCR Tomlinson, Ltd.	1,056,974	1,568,081
#	REA Group, Ltd.	211,832	2,874,987
	Reckon, Ltd.	207,249	575,917
*	Red 5, Ltd.	90,225	17,598
*	Red Fork Energy, Ltd.	382,887	218,375
	Redflex Holdings, Ltd.	377,855	698,167
	Reece Australia, Ltd.	238,457	4,689,436
#*	Reed Resources, Ltd.	633,326	241,474
#*	Regis Resources, Ltd.	1,195,060	3,775,884
#	Reject Shop, Ltd. (The)	117,972	1,226,036
*	Resolute Mining, Ltd.	1,882,950	3,317,183
*	Resource & Investment NL	283,117	199,791
*	Resource Equipment, Ltd.	118,411	51,139
#*	Resource Generation, Ltd.	338,381	171,498
	Retail Food Group, Ltd.	53,237	141,791
#*	Rex Minerals, Ltd.	403,087	709,112
#*	Rialto Energy, Ltd.	1,264,038	446,925
#	Ridley Corp., Ltd.	1,283,068	1,569,013
*	RiverCity Motorway Group, Ltd.	1,563,354	—
#*	Robust Resources, Ltd.	136,513	199,558
#*	Roc Oil Co., Ltd.	6,490,268	2,016,511
	Rock Building Society, Ltd.	31,054	89,929
	Runge, Ltd.	30,702	12,706
#	Ruralco Holdings, Ltd.	88,146	333,834
#	SAI Global, Ltd.	1,064,331	5,301,870

6

The Asia Pacific Small Company Series
continued

		SHARES	VALUE††
AUSTRALIA — (Continued)
*	Salinas Energy, Ltd.	1,161,854	$418,259
#	Salmat, Ltd.	664,807	1,951,353
#*	Samson Oil & Gas, Ltd.	4,815,117	556,378
#*	Sandfire Resources NL	394,850	2,801,816
#*	Saracen Mineral Holdings, Ltd.	1,594,324	1,278,330
	Schaffer Corp., Ltd.	33,766	145,183
#	Sedgman, Ltd.	372,558	760,587
#	Seek, Ltd.	666,916	4,323,680
#	Select Harvests, Ltd.	292,826	503,866
*	Senex Energy, Ltd.	1,875,375	988,884
#	Servcorp, Ltd.	301,327	873,712
#*	Service Stream, Ltd.	1,432,710	508,243
	Seven Group Holdings, Ltd.	641,345	5,152,442
#	Seven West Media, Ltd.	1,335,509	5,003,193
#	Sigma Pharmaceuticals, Ltd.	4,898,960	3,569,851
*	Sihayo Gold, Ltd.	603,971	62,609
*	Silex System, Ltd.	532,291	1,251,727
*	Silver Lake Resources, Ltd.	603,018	2,068,181
*	Sipa Resources International NL	130,098	19,538
#	Sirtex Medical, Ltd.	218,046	1,071,885
#	Skilled Group, Ltd.	485,248	924,602
	Slater & Gordon, Ltd.	24,701	50,574
#	SMS Management & Technology, Ltd.	373,130	2,116,297
*	Southern Cross Electrical Engineering, Ltd.	16,785	14,564
#	Southern Cross Media Group, Ltd.	2,546,520	3,278,716
#	SP Telemedia, Ltd.	1,494,571	2,235,722
	Spark Infrastructure Group, Ltd.	4,783,165	6,094,155
#	Specialty Fashion Group, Ltd.	809,557	515,540
#	Spotless Group, Ltd.	1,196,861	2,492,269
#*	St. Barbara, Ltd.	1,636,736	3,792,059
*	Starpharma Holdings, Ltd.	652,875	758,527
*	Straits Resources, Ltd.	878,069	635,910
*	Strike Energy, Ltd.	88,132	11,007
	Structural Systems, Ltd.	138,772	108,539
	STW Communications Group, Ltd.	840,071	808,970
#*	Sundance Energy Australia, Ltd.	751,727	365,129
#*	Sundance Resources, Ltd.	8,756,539	3,955,560
#*	Sunland Group, Ltd.	741,191	692,507
#	Super Retail Group, Ltd.	909,056	5,150,189
*	Super Retail Group, Ltd. (B3XZSK8)	359,398	2,045,348
*	Swick Mining Services, Ltd.	71,883	25,474
	Symex Holdings, Ltd.	513,662	193,152
	Talent2 International, Ltd.	472,312	631,877
*	Talisman Mining, Ltd.	217,981	99,817
#*	Tanami Gold NL	510,409	528,453
*	Tap Oil, Ltd.	1,465,268	1,119,840
	Tassal Group, Ltd.	626,912	1,021,480
	Technology One, Ltd.	1,322,653	1,505,696
#	Ten Network Holdings, Ltd.	3,492,166	3,376,725
#*	Terramin Australia, Ltd.	155,209	24,219
#*	Texon Petroleum, Ltd.	644,848	426,666
#	TFS Corp., Ltd.	1,323,074	915,870
	Thakral Holdings Group, Ltd.	2,559,697	1,404,384
	ThinkSmart, Ltd.	146,612	66,670
#	Thorn Group, Ltd.	370,228	642,616
*	Thundelarra Exploration, Ltd.	260,965	49,767
#*	Tiger Resources, Ltd.	1,751,101	850,563
*	TNG, Ltd.	87,408	9,596
*	Toro Energy, Ltd.	70,156	5,989
	Tox Free Solutions, Ltd.	355,104	809,607
#	Transfield Services, Ltd.	1,784,320	4,258,408

7

The Asia Pacific Small Company Series
continued

		SHARES	VALUE††
AUSTRALIA — (Continued)
*	Transpacific Industries Group, Ltd. (B0736RR)	1,181,222	$927,440
#*	Transpacific Industries Group, Ltd. (B0736T2)	2,759,327	2,166,493
#	Troy Resources NL	352,784	1,499,267
	Trust Co., Ltd. (The)	82,756	488,210
	UGL, Ltd.	332,576	4,601,399
*	Unity Mining, Ltd.	92,075	12,590
#*	UXC, Ltd.	1,169,545	670,485
#*	Venture Minerals, Ltd.	450,858	161,969
*	Venturex Resources, Ltd.	42,171	3,313
	Village Roadshow, Ltd.	855,994	2,590,489
#*	Virgin Blue Holdings, Ltd.	7,648,897	2,982,245
	Warrnambool Cheese & Butter Factory Co. Holding, Ltd.	1,203	4,998
#	Watpac, Ltd.	711,698	853,828
	WDS, Ltd.	375,342	292,133
*	Webfirm Group, Ltd.	124,813	9,126
#	Webjet, Ltd.	356,064	898,156
*	Webster, Ltd.	144,737	60,902
#	Western Areas NL	558,671	3,362,850
*	Westgold Resources, Ltd.	59,310	11,181
#*	White Energy Co., Ltd.	643,913	1,115,658
	WHK Group, Ltd.	1,202,433	1,071,613
#	Wide Bay Australia, Ltd.	81,906	670,445
#*	WildHorse Energy, Ltd.	212,714	39,033
*	Willmott Forests, Ltd.	17,224	—
#*	Windimurra Vanadium, Ltd.	537,429	—
#	Wotif.com Holdings, Ltd.	505,776	1,948,971
#*	WPG Resources, Ltd.	702,896	84,098
*	YTC Resources, Ltd.	16,666	8,402
TOTAL AUSTRALIA			562,036,493

HONG KONG — (15.4%)
	Aeon Credit Service (Asia) Co., Ltd.	580,000	427,631
	Aeon Stores Hong Kong Co., Ltd.	234,000	510,318
	AlCo. Holdings, Ltd.	1,426,000	447,996
	Allan International Holdings, Ltd.	720,000	215,461
	Allied Group, Ltd.	683,200	1,749,241
	Allied Overseas, Ltd.	50,000	21,345
#	Allied Properties, Ltd.	12,297,857	1,697,752
*	Amax Holdings, Ltd.	9,312,000	94,447
*	Apac Resources, Ltd.	12,620,000	463,989
*	Apollo Solar Energy Technology Holdings, Ltd.	11,692,000	419,197
	APT Satellite Holdings, Ltd.	1,275,000	211,421
#*	Artel Solutions Group Holdings, Ltd.	7,885,000	149,153
*	Artini China Co., Ltd.	2,481,000	59,630
	Arts Optical International Holdings, Ltd.	730,000	234,936
	Asia Financial Holdings, Ltd.	2,474,908	909,429
	Asia Satellite Telecommunications Holdings, Ltd.	962,000	1,791,203
	Asia Standard Hotel Group, Ltd.	11,797,218	884,453
	Asia Standard International Group, Ltd.	13,365,185	2,214,906
	Associated International Hotels, Ltd.	980,000	1,949,232
	Aupu Group Holding Co., Ltd.	2,504,000	210,680
	Automated Systems Holdings, Ltd.	394,000	40,364
	Bauhaus International Holdings, Ltd.	662,000	237,606
*	Beijing Yu Sheng Tang Pharmaceutical Group, Ltd.	2,440,000	36,163
*	Bel Global Resources Holdings, Ltd.	2,576,000	47,085
*	Bio-Dynamic Group, Ltd.	2,544,000	278,925
*	Birmingham International Holdings, Ltd.	6,502,000	127,214
	Bonjour Holdings, Ltd.	4,356,000	688,366
	Bossini International Holdings, Ltd.	3,871,500	367,357
#*	Burwill Holdings, Ltd.	8,888,960	180,188
#	Cafe de Coral Holdings, Ltd.	1,106,000	2,504,349

8

The Asia Pacific Small Company Series
continued

		SHARES	VALUE††
HONG KONG — (Continued)
*	Capital Estate, Ltd.	5,151,000	$167,581
	Century City International Holdings, Ltd.	6,419,460	415,559
*	Century Sunshine Group Holdings, Ltd.	3,655,000	92,630
	Champion Technology Holdings, Ltd.	14,734,387	210,610
	Chen Hsong Holdings, Ltd.	898,000	351,818
	Cheuk Nang Holdings, Ltd.	379,041	149,755
	Chevalier International Holdings, Ltd.	737,482	821,287
	Chevalier Pacific Holdings, Ltd.	5,497,500	136,843
#	Chigo Holding, Ltd.	722,000	33,507
*	China Best Group Holding, Ltd.	3,721,400	48,799
*	China Billion Resources, Ltd.	4,876,000	54,605
*	China Boon Holdings, Ltd.	6,200,000	191,183
*	China CBM Group, Ltd.	6,930,301	603,339
*	China Digicontent Co., Ltd.	2,710,000	3,488
*	China Digital Licensing Group, Ltd.	2,190,000	63,741
*	China Electronics Corp. Holdings Co., Ltd.	2,888,250	212,292
*	China Energy Development Holdings, Ltd.	21,966,000	306,045
*	China Financial Services Holdings, Ltd.	954,000	58,106
*	China Flavors & Fragrances Co., Ltd.	144,924	27,501
*	China Gamma Group, Ltd.	7,500,000	171,521
*	China Infrastructure Investment, Ltd.	8,680,000	200,296
*	China Investments Holdings, Ltd.	149,000	3,330
#*	China Mandarin Holdings, Ltd.	5,012,400	100,752
	China Metal International Holdings, Ltd.	2,582,000	460,100
*	China Motion Telecom International, Ltd.	5,080,000	74,476
	China Motor Bus Co., Ltd.	50,000	426,410
*	China Ocean Shipbuilding Industry Group, Ltd.	4,137,500	61,400
*	China Oriental Culture Group, Ltd.	3,600,000	169,712
	China Overseas Grand Oceans Group, Ltd.	15,000	11,442
*	China Pipe Group, Ltd.	100,000	404
#*	China Public Procurement, Ltd.	5,230,000	—
*	China Renji Medical Group, Ltd.	12,784,000	98,733
#*	China Resources and Transportation Group, Ltd.	32,400,000	1,150,363
*	China Solar Energy Holdings, Ltd.	37,990,000	324,053
*	China Strategic Holdings, Ltd.	12,585,000	288,429
#	China Taisan Technology Group Holdings, Ltd.	564,915	43,711
	China Ting Group Holdings, Ltd.	2,443,151	165,430
*	China Tycoon Beverage Holdings, Ltd.	2,732,000	63,390
*	China WindPower Group, Ltd.	14,630,000	685,916
*	China Yunnan Tin Minerals Group Co., Ltd.	9,428,000	54,834
	China-Hongkong Photo Products Holdings, Ltd.	2,123,000	148,271
	Chinney Investments, Ltd.	1,144,000	148,401
	Chong Hing Bank, Ltd.	878,000	1,633,855
#	Chow Sang Sang Holdings International, Ltd.	393,680	1,209,220
	Chu Kong Shipping Development Co., Ltd.	2,188,000	343,574
*	Chuang’s China Investments, Ltd.	3,388,000	171,662
	Chuang’s Consortium International, Ltd.	3,569,965	356,371
*	Chun Wo Development Holdings, Ltd.	2,002,926	89,161
#	Citic Telecom International Holdings, Ltd.	4,388,000	972,859
*	City e-Solutions, Ltd.	186,000	20,676
#	City Telecom, Ltd.	1,540,751	734,713
	CK Life Sciences International Holdings, Inc.	12,548,000	543,064
*	Climax International Co., Ltd.	40,700	131
	CNT Group, Ltd.	8,315,264	393,980
*	COL Capital, Ltd.	2,725,840	353,730
	Computer & Technologies Holdings, Ltd.	432,000	83,012
	Continental Holdings, Ltd.	5,148,250	73,028
	Cosmos Machinery Enterprises, Ltd.	1,616,400	114,800
*	Cosway Corp., Ltd.	1,950,000	256,827
*	CP Lotus Corp., Ltd.	11,420,000	319,479
	Cross-Harbour Holdings, Ltd. (The)	659,520	522,684

9

The Asia Pacific Small Company Series
continued

		SHARES	VALUE††
HONG KONG — (Continued)
	CSI Properties, Ltd.	22,229,625	$545,048
*	CST Mining Group, Ltd.	71,688,000	993,897
*	Culture Landmark Investment, Ltd.	10,196,000	143,807
*	Culturecom Holdings, Ltd.	965,000	90,898
	Dah Sing Banking Group, Ltd.	1,071,840	1,042,793
	Dah Sing Financial Holdings, Ltd.	480,950	1,489,976
*	Dan Form Holdings Co., Ltd.	3,261,260	263,880
	DBA Telecommunication Asia Holdings, Ltd.	1,812,000	537,146
#*	Dejin Resources Group Co., Ltd.	23,892,000	249,106
	Dickson Concepts International, Ltd.	924,500	530,454
*	Digitalhongkong.com	25,388	3,151
*	Doxen Energy Group, Ltd.	542,796	103,830
*	Dragonite International, Ltd.	330,000	2,719
	DVN Holdings, Ltd.	2,183,000	80,406
	Dynamic Holdings, Ltd.	374,000	58,703
	Eagle Nice International Holdings, Ltd.	1,078,000	170,049
	EcoGreen Fine Chemicals Group, Ltd.	1,112,000	296,154
*	Eforce Holdings, Ltd.	2,024,000	3,826
*	EganaGoldpfeil Holdings, Ltd.	4,121,757	—
*	e-Kong Group, Ltd.	620,000	30,874
	Emperor Entertainment Hotel, Ltd.	2,440,000	398,523
	Emperor International Holdings, Ltd.	5,836,753	968,640
#	Emperor Watch & Jewellery, Ltd.	9,550,000	1,554,693
#*	ENM Holdings, Ltd.	15,112,000	1,180,784
*	Enviro Energy International Holdings, Ltd.	4,138,000	123,224
*	EPI Holdings, Ltd.	4,259,927	103,476
*	eSun Holdings, Ltd.	2,322,000	425,147
	EVA Precision Industrial Holdings, Ltd.	5,544,000	1,431,744
*	Ezcom Holdings, Ltd.	72,576	448
	Fairwood, Ltd.	337,600	438,858
	Far East Consortium International, Ltd.	4,570,342	793,937
*	Far East Technology International, Ltd.	179,520	17,793
*	First Natural Foods Holdings, Ltd.	2,365,000	—
#*	Fook Woo Group Holdings, Ltd.	952,000	179,884
*	Foundation Group, Ltd.	2,350,000	35,392
	Fountain SET Holdings, Ltd.	4,622,000	562,041
	Four Seas Mercantile Holdings, Ltd.	592,000	159,306
*	Frasers Property China, Ltd.	16,477,000	353,644
*	Freeman Corp., Ltd.	6,328,888	37,912
	Fujikon Industrial Holdings, Ltd.	912,000	107,627
*	Genting Hong Kong, Ltd.	17,000	5,327
	Get Nice Holdings, Ltd.	19,044,000	846,356
	Giordano International, Ltd.	7,162,000	5,374,945
*	Global Tech Holdings, Ltd.	5,498,000	23,222
#	Glorious Sun Enterprises, Ltd.	2,662,000	871,411
	Gold Peak Industries Holding, Ltd.	3,118,642	317,473
	Golden Resources Development International, Ltd.	3,330,500	170,145
	Goldin Financial Holdings, Ltd.	480,000	49,268
*	Goldin Properties Holdings, Ltd.	2,040,000	700,772
	Golik Holdings, Ltd.	250,500	17,395
*	Good Fellow Resources Holdings, Ltd.	1,670,000	64,001
*	Grande Holdings, Ltd.	882,000	46,548
	Great Eagle Holdings, Ltd.	355,499	784,126
*	Greenheart Group, Ltd.	1,626,000	124,788
*	G-Resources Group, Ltd.	52,053,000	3,139,591
*	Group Sense International, Ltd.	2,448,000	51,150
*	Guangnan Holdings, Ltd.	2,249,600	299,724
*	Guojin Resources Holdings, Ltd.	594,295	2,892
	Haitong International Securities Group, Ltd.	1,203,586	469,270
*	Hang Fung Gold Technology, Ltd.	1,972,482	—
#	Hang Ten Group Holdings, Ltd.	2,254,000	490,401
10

The Asia Pacific Small Company Series
continued

		SHARES	VALUE††
HONG KONG — (Continued)
	Hannstar Board International Holdings, Ltd.	1,446,000	$227,542
	Hanny Holdings, Ltd.	747,979	20,856
*	Hans Energy Co., Ltd.	7,556,000	116,166
	Harbour Centre Development, Ltd.	957,500	1,064,500
*	Hengli Commercial Properties Group, Ltd.	336,000	20,233
	High Fashion International, Ltd.	268,000	98,882
	HKR International, Ltd.	5,895,136	2,437,443
	Hon Kwok Land Investment Co., Ltd.	314,800	102,989
*	Hong Fok Land, Ltd.	1,210,000	1,558
	Hong Kong Ferry Holdings, Ltd.	809,300	632,312
	Hong Kong Food Investment Holdings, Ltd.	202,184	22,187
	Hongkong Chinese, Ltd.	4,774,000	757,355
	Hop Fung Group Holdings, Ltd.	888,000	62,256
#	Hsin Chong Construction Group, Ltd.	1,569,658	267,097
*	Huafeng Group Holdings, Ltd.	6,713,325	153,347
	Hung Hing Printing Group, Ltd.	1,188,000	281,437
	Hutchison Harbour Ring, Ltd.	9,432,000	804,893
	Hutchison Telecommunications Hong Kong Holdings, Ltd.	1,218,000	433,039
*	Hybrid Kinetic Group, Ltd.	14,884,000	140,586
*	HyComm Wireless, Ltd.	89,090	20,463
*	I-Cable Communications, Ltd.	531,000	32,147
*	IDT International, Ltd.	6,240,183	87,568
*	Imagi International Holdings, Ltd.	17,320,000	450,204
	iOne Holdings, Ltd.	3,140,000	24,868
	IPE Group, Ltd.	2,060,000	164,345
#	IT, Ltd.	2,802,532	1,745,406
	ITC Corp., Ltd.	893,645	30,420
*	ITC Properties Group, Ltd.	3,645,747	821,611
#*	Jinchuan Group International Resources Co., Ltd.	1,104,000	254,715
*	Jinhui Holdings, Ltd.	384,000	65,441
*	Jiuzhou Development Co., Ltd.	2,558,000	160,199
	JLF Investment Co., Ltd.	3,293,500	204,931
	Joyce Boutique Holdings, Ltd.	1,530,000	140,857
	Junefield Department Store Group, Ltd.	306,000	21,798
#	K Wah International Holdings, Ltd.	5,583,405	1,508,992
	Kam Hing International Holdings, Ltd.	1,974,000	196,332
	Kantone Holdings, Ltd.	14,737,990	169,978
*	Karl Thomson Holdings, Ltd.	1,188,000	53,049
	Karrie International Holdings, Ltd.	1,383,600	66,092
	Keck Seng Investments (Hong Kong), Ltd.	904,600	374,820
	Kin Yat Holdings, Ltd.	586,000	116,068
*	King Pacific International Holdings, Ltd.	1,404,200	22,051
*	King Stone Energy Group, Ltd.	2,822,000	296,700
	Kingmaker Footwear Holdings, Ltd.	1,476,955	237,387
#	Kingston Financial Group, Ltd.	11,717,000	1,244,024
	Kith Holdings, Ltd.	204,000	29,994
*	Kiu Hung Energy Holdings, Ltd.	10,810,000	115,879
*	Ko Yo Chemical Group, Ltd.	16,260,000	288,280
*	Kowloon Development Co., Ltd.	1,588,000	1,528,034
*	KTP Holdings, Ltd.	560,400	54,447
	Kwoon Chung Bus Holdings, Ltd.	556,000	123,470
*	Lai Sun Development Co., Ltd.	44,552,800	931,040
*	Lai Sun Garment International, Ltd.	2,770,000	254,737
	Lam Soon Hong Kong, Ltd.	302,310	194,860
*	Leading Spirit High-Tech Holdings Co., Ltd.	2,310,000	2,973
#	Lee & Man Handbags, Ltd.	1,420,000	102,358
#	Lee & Man Holdings, Ltd.	1,420,000	959,599
	Lee’s Pharmaceutical Holdings, Ltd.	5,000	1,894
	Lerado Group Holdings Co., Ltd.	1,900,000	178,324
	Li Heng Chemical Fibre Technologies, Ltd.	2,023,000	197,607
	Lippo China Resources, Ltd.	8,092,000	185,270

11

The Asia Pacific Small Company Series
continued

		SHARES	VALUE††
HONG KONG — (Continued)
	Lippo, Ltd.	1,195,700	$386,791
*	Lisi Group Holdings, Ltd.	4,262,000	198,010
	Liu Chong Hing Investment, Ltd.	775,200	737,180
*	Longrun Tea Group Co., Ltd.	1,900,000	88,927
	Luen Thai Holdings, Ltd.	1,345,000	110,164
	Luk Fook Holdings International, Ltd.	94,000	403,608
#	Luks Industrial Group, Ltd.	428,913	91,953
*	Lung Cheong International Holdings, Ltd.	6,790,000	244,369
	Lung Kee (Bermuda) Holdings, Ltd.	1,597,875	844,700
*	Madex International Holdings, Ltd.	3,182,000	52,108
	Magnificent Estates, Ltd.	13,184,000	419,189
	Mainland Headwear Holdings, Ltd.	765,600	66,003
	Man Yue Technology Holdings, Ltd.	1,064,000	202,204
#*	Mascotte Holdings, Ltd.	7,688,000	364,416
	Matrix Holdings, Ltd.	1,067,414	241,801
*	Mei Ah Entertainment Group, Ltd.	11,040,000	190,731
	Melbourne Enterprises, Ltd.	40,500	590,839
#	Melco International Development, Ltd.	3,309,000	2,644,969
#	Midland Holdings, Ltd.	2,934,000	1,435,058
	Ming Fai International Holdings, Ltd.	1,680,000	244,533
*	Ming Fung Jewellery Group, Ltd.	9,050,000	651,929
	Miramar Hotel & Investment Co., Ltd.	772,000	814,549
	Modern Beauty Salon Holdings, Ltd.	160,000	16,558
*	Mongolia Energy Corp., Ltd.	10,603,000	1,031,156
*	Nan Nan Resources Enterprise, Ltd.	330,000	34,180
	Nanyang Holdings, Ltd.	137,500	371,102
	National Electronics Holdings, Ltd.	2,266,000	207,440
	Natural Beauty Bio-Technology, Ltd.	4,470,000	680,125
#	Neo-Neon Holdings, Ltd.	1,898,000	324,180
	Net2Gather China Holdings, Ltd.	8,139,720	180,246
	New Century Group Hong Kong, Ltd.	13,351,464	308,898
*	New Focus Auto Tech Holdings, Ltd.	104,000	30,327
*	New Smart Energy Group, Ltd.	23,975,000	308,606
#*	New Times Energy Corp., Ltd.	25,952,000	162,072
	Neway Group Holdings, Ltd.	24,579,087	255,120
	NewOcean Green Energy Holdings, Ltd.	3,032,000	600,952
*	Next Media, Ltd.	3,725,183	323,415
*	Ngai LiK Industrial Holdings, Ltd.	252,200	19,478
*	Norstar Founders Group, Ltd.	3,256,000	—
#*	North Asia Resources Holdings, Ltd.	2,108,600	118,222
#*	Orange Sky Golden Harvest Entertainment Holdings, Ltd.	6,229,706	300,800
*	Orient Power Holdings, Ltd.	804,000	19,456
#	Oriental Watch Holdings, Ltd.	1,604,800	925,908
	Pacific Andes International Holdings, Ltd.	5,262,919	509,184
	Pacific Basin Shipping, Ltd.	7,551,000	3,443,034
*	Pacific Century Premium Developments, Ltd.	4,403,000	666,786
	Pacific Textile Holdings, Ltd.	1,750,000	984,777
	Paliburg Holdings, Ltd.	3,152,830	992,121
*	Pan Asia Environmental Protection Group, Ltd.	1,258,432	124,128
	Paul Y Engineering Group, Ltd.	77,759	8,399
#*	Peace Mark Holdings, Ltd.	2,738,022	—
	Pearl Oriental Innovation, Ltd.	5,886,800	599,538
	Pegasus International Holdings, Ltd.	226,000	35,650
	Pico Far East Holdings, Ltd.	3,910,000	696,139
*	PME Group, Ltd.	6,410,000	173,260
*	PNG Resources Holdings, Ltd.	16,626,362	221,551
	Pokfulam Development Co., Ltd.	234,000	233,657
	Polytec Asset Holdings, Ltd.	10,763,526	942,232
	Public Financial Holdings, Ltd.	3,194,000	1,351,210
	PYI Corp., Ltd.	12,919,134	396,819
*	Pyxis Group, Ltd.	1,936,000	42,364

12

The Asia Pacific Small Company Series
continued

		SHARES	VALUE††
HONG KONG — (Continued)
*	QPL International Holdings, Ltd.	603,000	$16,940
	Raymond Industrial, Ltd.	1,383,400	136,351
	Regal Hotels International Holdings, Ltd.	2,415,800	804,992
*	Richfield Group Holdings, Ltd.	2,624,000	154,366
*	Rising Development Holdings, Ltd.	2,278,000	302,667
	Rivera Holdings, Ltd.	5,710,000	150,673
	Roadshow Holdings, Ltd.	1,456,000	113,571
	Royale Furniture Holdings, Ltd.	1,480,387	448,025
	S.A.S. Dragon Holdings, Ltd.	1,212,000	269,022
#	Sa Sa International Holdings, Ltd.	1,168,000	694,370
	Safety Godown Co., Ltd.	398,000	254,510
	Samling Global, Ltd.	6,160,000	354,096
	Samson Paper Holdings, Ltd.	1,800,000	80,748
*	San Miguel Brewery Hong Kong, Ltd.	612,800	93,197
*	Sanyuan Group, Ltd.	415,000	8,013
	SEA Holdings, Ltd.	1,140,000	503,127
*	SEEC Media Group, Ltd.	136,000	4,664
*	Sheng Yuan Holdings, Ltd.	210,000	12,530
#	Shenyin Wanguo, Ltd.	1,297,500	386,282
	Shenzhen High-Tech Holdings, Ltd.	812,000	46,196
*	Shougang Concord Grand Group, Ltd.	2,451,000	86,267
*	Shougang Concord Technology Holdings, Ltd.	4,201,809	195,624
*	Shun Ho Resources Holdings, Ltd.	483,000	63,036
*	Shun Ho Technology Holdings, Ltd.	1,037,452	131,650
	Shun Tak Holdings, Ltd.	4,333,941	2,029,820
	Sing Tao News Corp., Ltd.	1,974,000	310,544
	Singamas Container Holdings, Ltd.	5,922,000	1,329,703
*	Sino Dragon New Energy Holdings, Ltd.	5,816,000	334,178
*	Sino Gas Group, Ltd.	4,980,000	149,199
*	Sinocan Holdings, Ltd.	350,000	1,757
*	Sinocop Resources Holdings, Ltd.	3,980,000	401,328
*	Sino-Tech International Holdings, Ltd.	27,990,000	323,435
#*	Sinotel Technologies, Ltd.	763,000	80,093
	SIS International Holdings, Ltd.	34,000	11,922
*	Skyfame Realty Holdings, Ltd.	2,737,750	304,440
	SmarTone Telecommunications Holdings, Ltd.	2,051,500	3,794,252
*	SMI Publishing Group, Ltd.	250,511	484
	SOCAM Development, Ltd.	938,771	895,959
*	Solomon Systech International, Ltd.	6,312,000	165,885
*	Soundwill Holdings, Ltd.	12,000	12,953
	South China (China), Ltd.	6,744,000	419,928
	South China Financial Holdings, Ltd.	4,872,000	37,715
*	South China Land, Ltd.	20,847,170	308,451
	Southeast Asia Properties & Finance, Ltd.	289,891	60,134
*	Starlight International Holdings, Ltd.	3,125,325	41,970
	Stella International Holdings, Ltd.	442,074	997,820
	Styland Holdings, Ltd.	129,347	291
*	Success Universe Group, Ltd.	5,552,000	153,980
	Sun Hing Vision Group Holdings, Ltd.	358,000	131,146
	Sun Hung Kai & Co., Ltd.	1,422,621	830,136
#*	Sun Innovation Holdings, Ltd.	10,735,655	187,623
	Sunwah Kingsway Capital Holdings, Ltd.	5,750,000	106,464
*	Sunway International Holdings, Ltd.	866,000	28,278
*	Superb Summit International Timber Co., Ltd.	12,186,600	338,700
#	Sustainable Forest Holdings, Ltd.	10,775,250	271,679
	Synergis Holdings, Ltd.	322,033	28,891
*	Tack Fat Group International, Ltd.	44,480	830
*	Tack Hsin Holdings, Ltd.	1,024,000	306,408
	Tai Cheung Holdings, Ltd.	1,919,000	1,326,205
	Tai Sang Land Development, Ltd.	576,984	213,551
*	Talent Property Group, Ltd.	5,106,420	143,299

13

The Asia Pacific Small Company Series
continued

		SHARES	VALUE††
HONG KONG — (Continued)
	Tan Chong International, Ltd.	1,212,000	$280,493
#	Techtronic Industries Co., Ltd.	4,086,000	3,535,343
*	Termbray Industries International (Holdings), Ltd.	2,304,900	183,544
	Tern Properties Co., Ltd.	51,200	22,068
	Texhong Textile Group, Ltd.	212,000	61,595
	Texwinca Holdings, Ltd.	2,136,000	2,706,129
*	Theme International Holdings, Ltd.	4,130,000	150,600
	Tian Teck Land, Ltd.	1,054,000	911,235
	Tianda Holdings, Ltd.	306,000	17,332
#*	Titan Petrochemicals Group, Ltd.	11,860,000	467,401
*	Tom Group, Ltd.	3,612,000	302,858
	Tongda Group Holdings, Ltd.	10,120,000	315,282
#	Top Form International, Ltd.	2,760,000	147,532
*	Topsearch International Holdings, Ltd.	3,850,000	141,935
	Town Health International Investments, Ltd.	1,175,165	120,885
	Tradelink Electronic Commerce, Ltd.	804,000	101,947
	Transport International Holdings, Ltd.	870,541	1,777,940
	Trinity, Ltd.	1,788,000	1,616,026
	Tristate Holdings, Ltd.	188,000	97,054
*	TSC Group Holdings, Ltd.	1,928,000	258,880
#	Tse Sui Luen Jewellery International, Ltd.	300,000	249,031
	Tungtex Holdings Co., Ltd.	910,000	117,100
	Tysan Holdings, Ltd.	1,040,773	198,922
#	United Laboratories International Holdings, Ltd. (The)	1,948,000	1,503,467
	Universal Technologies Holdings, Ltd.	6,000,000	397,355
*	U-Right International Holdings, Ltd.	4,746,000	8,553
*	Value Convergence Holdings, Ltd.	1,216,000	128,545
#	Value Partners Group, Ltd.	2,678,000	1,540,991
	Van Shung Chong Holdings, Ltd.	2,171,335	119,988
*	Vantage International Holdings, Ltd.	2,778,000	175,495
	Varitronix International, Ltd.	1,072,293	488,221
	Vedan International Holdings, Ltd.	3,272,000	195,975
	Veeko International Holdings, Ltd.	4,423,751	137,936
	Victory City International Holdings, Ltd.	3,225,076	347,435
*	Vision Values Holdings, Ltd.	281,400	6,834
*	Vital Group Holdings, Ltd.	470,000	61,919
	Vitasoy International Holdings, Ltd.	3,623,000	2,557,528
*	Vongroup, Ltd.	10,865,000	52,152
*	VST Holdings, Ltd.	2,312,000	367,850
	Wah Ha Realty Co., Ltd.	278,600	101,462
#*	Wah Nam International Holdings, Ltd.	22,765,720	1,929,225
	Wai Kee Holdings, Ltd.	7,960,738	1,336,802
	Wai Yuen Tong Medicine Holdings, Ltd.	1,664,341	16,492
	Wang On Group, Ltd.	8,391,286	77,639
*	Warderly International Holdings, Ltd.	520,000	32,129
	Water Oasis Group, Ltd.	1,632,000	146,555
	Win Hanverky Holdings, Ltd.	1,712,000	145,799
*	Winfoong International, Ltd.	1,331,000	11,810
#*	Wing Hing International Holdings, Ltd.	7,970,000	303,592
	Wing On Co. International, Ltd.	781,000	1,552,912
	Wing Tai Properties, Ltd.	1,957,331	678,495
*	Winteam Pharmaceutical Group, Ltd.	4,264,000	605,673
*	Wo Kee Hong Holdings, Ltd.	725,000	43,091
	Wong’s International (Holdings), Ltd.	737,641	135,515
	Wong’s Kong King International Holdings, Ltd.	120,000	12,015
	Xingye Copper International Group, Ltd.	1,615,000	228,189
	Y. T. Realty Group, Ltd.	865,000	214,931
	Yangtzekiang Garment, Ltd.	606,500	159,459
	Yau Lee Holdings, Ltd.	534,000	67,909
	Yeebo (International Holdings), Ltd.	572,000	106,136
#	YGM Trading, Ltd.	362,000	845,982

14

The Asia Pacific Small Company Series
continued

		SHARES	VALUE††
HONG KONG — (Continued)
	Yugang International, Ltd.	93,492,000	$618,808
TOTAL HONG KONG			168,120,916

MALAYSIA — (0.0%)
*	Autoways Holdings Berhad	10,000	4,205
*	Rekapacific Berhad	473,000	—
TOTAL MALAYSIA			4,205

NEW ZEALAND — (5.5%)
	Abano Healthcare Group, Ltd.	26,266	94,479
#	Air New Zealand, Ltd.	2,209,230	1,867,093
	Auckland International Airport, Ltd.	1,384,681	2,614,436
	Cavalier Corp., Ltd.	283,674	662,832
	CDL Investments (New Zealand), Ltd.	395,965	98,518
	Colonial Motor Co., Ltd.	148,846	318,601
	Ebos Group, Ltd.	175,110	976,174
*	Fisher & Paykel Appliances Holdings, Ltd.	3,072,837	1,121,184
	Fisher & Paykel Healthcare Corp., Ltd.	2,659,497	4,946,589
	Freightways, Ltd.	747,545	2,043,139
	Hallenstein Glasson Holdings, Ltd.	242,461	731,171
*	Heartland New Zealand, Ltd.	173,369	72,551
	Hellaby Holdings, Ltd.	344,804	774,852
	Infratil, Ltd.	2,240,331	3,335,483
	Mainfreight, Ltd.	410,596	3,216,458
	Methven, Ltd.	70,490	67,493
	Michael Hill International, Ltd.	1,534,152	1,073,236
	Millennium & Copthorne Hotels (New Zealand), Ltd.	1,387,344	430,391
	New Zealand Exchange, Ltd.	358,081	673,519
	New Zealand Oil & Gas, Ltd.	1,873,428	1,051,685
	New Zealand Refining Co., Ltd.	614,710	1,574,896
	Northland Port Corp. (New Zealand), Ltd.	217,513	243,451
#	Nuplex Industries, Ltd.	1,009,646	2,118,717
*	Pike River Coal, Ltd.	490,805	—
	Port of Tauranga, Ltd.	528,322	4,135,066
	Pumpkin Patch, Ltd.	606,913	340,991
	Pyne Gould Corp., Ltd.	173,369	44,733
*	Pyne Gould Guinness, Ltd.	336,600	111,074
*	Rakon, Ltd.	346,364	192,272
	Restaurant Brands New Zealand, Ltd.	395,866	687,827
*	Richina Pacific, Ltd.	274,180	79,827
*	Rubicon, Ltd.	1,113,829	353,766
	Ryman Healthcare, Ltd.	1,665,657	3,629,957
	Sanford, Ltd.	393,618	1,512,302
	Scott Technology, Ltd.	34,446	43,607
*	Seafresh Fisheries, Ltd.	80,520	1,823
	Skellerup Holdings, Ltd.	274,790	289,834
	Sky City Entertainment Group, Ltd.	2,938,887	8,361,441
	Sky Network Television, Ltd.	940,466	4,163,442
	South Port (New Zealand), Ltd.	30,744	84,538
	Steel & Tube Holdings, Ltd.	389,046	735,053
*	Tenon, Ltd.	19,132	9,764
	Tourism Holdings, Ltd.	274,867	135,085
	Tower, Ltd.	889,946	978,723
*	TrustPower, Ltd.	29,925	175,153
	Vector, Ltd.	968,771	2,020,989
	Warehouse Group, Ltd.	524,171	1,425,476
TOTAL NEW ZEALAND			59,619,691

SINGAPORE — (9.4%)
#*	Abterra, Ltd.	528,800	347,031

15

The Asia Pacific Small Company Series
continued

		SHARES	VALUE††
SINGAPORE — (Continued)
	Advanced Holdings, Ltd.	691,000	$75,532
	Armstrong Industrial Corp., Ltd.	1,236,000	238,628
*	Asiasons Capital, Ltd.	1,023,000	151,277
*	Asiatravel.com Holdings, Ltd.	17,879	4,985
	ASL Marine Holdings, Ltd.	719,600	305,030
	A-Sonic Aerospace, Ltd.	408,996	17,202
	AusGroup, Ltd.	1,915,000	561,265
	Baker Technology, Ltd.	1,272,000	274,669
#*	Ban Joo & Co., Ltd.	2,179,000	12,021
	Banyan Tree Holdings, Ltd.	955,000	596,489
	Beng Kuang Marine, Ltd.	922,000	112,654
	Best World International, Ltd.	221,500	27,989
	Beyonics Technology, Ltd.	6,510,300	1,288,007
#	BH Global Marine, Ltd.	621,000	96,166
*	Biosensors International Group, Ltd.	3,419,237	3,811,638
	Bonvests Holdings, Ltd.	978,000	734,570
	Boustead Singapore, Ltd.	887,000	579,335
#	Breadtalk Group, Ltd.	385,800	157,376
#	Broadway Industrial Group, Ltd.	922,000	247,924
	Brothers Holdings, Ltd.	454,628	65,216
	Bukit Sembawang Estates, Ltd.	409,003	1,266,478
*	Bund Center Investment, Ltd.	1,014,000	131,975
	CEI Contract Manufacturing, Ltd.	432,000	34,405
	Cerebos Pacific, Ltd.	545,000	2,076,105
	CH Offshore, Ltd.	1,539,400	497,971
*	Changjiang Fertilizer Holdings, Ltd.	515	78
	China Aviation Oil Singapore Corp., Ltd.	936,000	708,691
*	China Dairy Group, Ltd.	1,502,000	157,617
*	China Energy, Ltd.	3,110,000	134,129
	China Merchants Holdings Pacific, Ltd.	809,000	371,823
	China Sunsine Chemical Holdings, Ltd.	28,000	5,330
	China XLX Fertiliser, Ltd.	618,000	152,285
	Chip Eng Seng Corp., Ltd.	1,972,800	583,874
	Chosen Holdings, Ltd.	1,202,000	115,535
	Chuan Hup Holdings, Ltd.	3,967,000	689,673
*	Compact Metal Industries, Ltd.	643,000	2,050
#	Creative Technology, Ltd.	272,200	592,314
	CSC Holdings, Ltd.	1,829,000	145,682
	CSE Global, Ltd.	2,046,000	1,362,271
	CWT, Ltd.	1,046,700	867,024
	Datapulse Technology, Ltd.	27,000	4,716
*	Delong Holdings, Ltd.	1,361,000	354,551
*	Digiland International, Ltd.	11,763,000	9,374
	Ellipsiz, Ltd.	123,000	9,027
	EnGro Corp, Ltd.	354,000	227,251
*	Enviro-Hub Holdings, Ltd.	1,445,666	112,445
	Etika International Holdings, Ltd.	179,000	37,962
	Eu Yan Sang International, Ltd.	562,800	336,082
*	Eucon Holdings, Ltd.	1,274,000	19,890
*	euNetworks Group, Ltd.	411,000	4,850
	Ezion Holdings, Ltd.	1,968,000	903,026
#	Ezra Holdings, Ltd.	2,321,000	1,784,785
	F.J. Benjamin Holdings, Ltd.	1,210,000	334,611
	Falcon Energy Group, Ltd.	1,007,000	206,329
*	Federal International 2000, Ltd.	1,675,350	50,047
#	First Resources, Ltd.	2,043,000	2,287,368
	Food Empire Holdings, Ltd.	1,094,400	288,559
*	Fragrance Group, Ltd.	2,749,000	703,431
	Freight Links Express Holdings, Ltd.	4,140,737	195,163
*	Fu Yu Corp., Ltd.	3,544,750	182,422
#*	Gallant Venture, Ltd.	2,386,000	553,124

16

The Asia Pacific Small Company Series
continued

		SHARES	VALUE††
SINGAPORE — (Continued)
	GK Goh Holdings, Ltd.	1,458,000	$843,242
	Global Yellow Pages, Ltd.	299,000	24,335
#*	GMG Global, Ltd.	4,489,000	831,899
	Goodpack, Ltd.	1,160,000	1,546,016
	GP Batteries International, Ltd.	343,000	277,280
	GP Industries, Ltd.	2,872,209	983,127
*	Grand Banks Yachts, Ltd.	250,000	57,778
*	GuocoLand, Ltd.	463,564	697,302
*	GuocoLeisure, Ltd.	1,161,000	558,206
	Guthrie GTS, Ltd.	234,000	88,669
*	Healthway Medical Corp., Ltd.	4,193,776	289,174
	Hersing Corp., Ltd.	1,285,000	245,137
*	HG Metal Manufacturing, Ltd.	426,000	27,720
	Hiap Seng Engineering, Ltd.	612,000	133,203
	Hi-P International, Ltd.	1,203,000	546,815
	Ho Bee Investment, Ltd.	1,063,000	1,078,936
*	Hong Fok Corp., Ltd.	2,769,700	939,296
	Hong Leong Asia, Ltd.	522,000	810,445
	Hotel Grand Central, Ltd.	1,182,535	672,972
	Hotel Properties, Ltd.	1,346,400	2,151,806
	Hour Glass, Ltd.	622,744	552,206
	HTL International Holdings, Ltd.	1,063,843	280,639
#*	Huan Hsin Holdings, Ltd.	1,106,400	272,250
	HupSteel, Ltd.	1,572,875	247,061
	Hwa Hong Corp., Ltd.	2,186,000	778,159
#	Hyflux, Ltd.	2,347,500	2,665,905
	IFS Capital, Ltd.	421,080	127,752
*	Informatics Education, Ltd.	2,722,000	126,384
	InnoTek, Ltd.	846,000	250,019
	Intraco, Ltd.	390,500	61,219
	IPC Corp., Ltd.	724,000	62,105
	Isetan (Singapore), Ltd.	122,500	317,792
	Jadason Enterprises, Ltd.	728,000	33,936
*	Jasper Investments, Ltd.	90,680	4,949
*	Jaya Holdings, Ltd.	1,468,000	557,274
*	JES International Holdings, Ltd.	2,096,000	296,608
*	Jiutian Chemical Group, Ltd.	2,337,000	99,635
#*	Jurong Technologies Industrial Corp., Ltd.	2,227,680	—
	K1 Ventures, Ltd.	3,349,500	275,134
#	Keppel Telecommunications & Transportation, Ltd.	1,409,600	1,343,207
	Khong Guan Flour Milling, Ltd.	35,000	40,724
	Kian Ann Engineering, Ltd.	1,276,000	221,172
	Kian Ho Bearings, Ltd.	664,500	127,488
	Koh Brothers Group, Ltd.	1,312,000	190,796
*	Lafe Corp., Ltd.	1,234,800	56,853
	LC Development, Ltd.	2,631,504	312,182
	Lee Kim Tah Holdings, Ltd.	1,600,000	725,444
*	Lion Asiapac, Ltd.	473,000	67,403
	Lum Chang Holdings, Ltd.	1,042,030	247,473
	M1, Ltd.	1,701,000	3,322,079
#*	Manhattan Resources, Ltd.	960,000	760,219
#*	MarCo. Polo Marine, Ltd.	608,000	177,936
	Memstar Technology, Ltd.	1,114,000	41,137
	Memtech International, Ltd.	1,322,000	104,198
#	Mercator Lines Singapore, Ltd.	555,000	61,380
	Metro Holdings, Ltd.	2,085,792	1,092,788
#	Midas Holdings, Ltd.	4,612,000	1,496,064
*	Mirach Energy, Ltd.	460,000	41,419
	Miyoshi Precision, Ltd.	353,500	19,202
	Multi-Chem, Ltd.	1,263,000	128,493
	Nam Cheong, Ltd.	871,740	84,452

17

The Asia Pacific Small Company Series
continued

		SHARES	VALUE††
SINGAPORE — (Continued)
	Nera Telecommunications, Ltd.	1,079,000	$308,405
	New Toyo International Holdings, Ltd.	1,624,000	289,332
	Novo Group, Ltd.	55,500	9,288
	NSL, Ltd.	417,000	417,089
#*	Oceanus Group, Ltd.	5,528,000	483,054
#	OKP Holdings, Ltd.	207,000	91,738
	Orchard Parade Holdings, Ltd.	990,359	1,124,995
#	OSIM International, Ltd.	1,356,000	1,333,086
	Ossia International, Ltd.	522,554	55,223
#	Otto Marine, Ltd.	2,451,000	258,888
	Pan Pacific Hotels Group, Ltd.	1,669,500	2,486,716
	Pan-United Corp., Ltd.	2,006,000	696,524
*	Penguin International, Ltd.	400,000	24,868
	Petra Foods, Ltd.	871,000	1,177,343
	Popular Holdings, Ltd.	2,763,650	348,972
	PSC Corp., Ltd.	1,823,419	273,576
	QAF, Ltd.	907,561	431,196
	Qian Hu Corp., Ltd.	674,600	45,374
#	Raffles Education Corp., Ltd.	2,355,593	824,494
#	Raffles Medical Group, Ltd.	773,067	1,374,977
	Rotary Engineering, Ltd.	1,143,600	579,050
	Roxy-Pacific Holdings, Ltd.	214,000	67,738
*	S i2i, Ltd.	13,387,000	616,320
	San Teh, Ltd.	999,087	465,959
*	Sapphire Corp., Ltd.	704,000	89,755
	SBS Transit, Ltd.	953,500	1,333,875
	SC Global Developments, Ltd.	416,000	375,874
*	Seroja Investments, Ltd.	17,767	2,807
	Sim Lian Group, Ltd.	2,070,000	853,522
*	Sinarmas Land, Ltd.	4,095,000	670,881
	Sing Investments & Finance, Ltd.	198,450	228,686
	Singapore Land, Ltd.	60,000	279,584
	Singapore Post, Ltd.	3,458,120	2,815,957
	Singapore Reinsurance Corp., Ltd.	1,514,530	317,185
	Singapore Shipping Corp., Ltd.	1,689,000	247,780
	Singapura Finance, Ltd.	174,062	212,241
	Sinostar PEC Holdings, Ltd.	160,000	15,104
*	Sinwa, Ltd.	388,500	33,839
	SMB United, Ltd.	1,253,000	296,867
#	Sound Global, Ltd.	1,432,000	629,770
	Stamford Land Corp., Ltd.	2,927,000	1,341,727
	Straco Corp., Ltd.	130,000	17,499
	Sunningdale Tech, Ltd.	2,086,000	161,173
#	Sunvic Chemical Holdings, Ltd.	1,056,000	468,167
#	Super Group, Ltd.	1,022,000	1,215,833
	Superbowl Holdings, Ltd.	522,000	111,294
#*	Swiber Holdings, Ltd.	1,697,000	800,557
#*	Swissco Holdings, Ltd.	579,000	93,712
	Tat Hong Holdings, Ltd.	1,116,800	592,401
#	Technics Oil & Gas, Ltd.	583,000	408,744
	Thakral Corp., Ltd.	6,028,000	122,939
#*	Tiger Airways Holdings, Ltd.	1,798,500	1,093,290
	Tiong Woon Corp. Holding, Ltd.	901,000	162,853
*	Transcu Group, Ltd.	4,936,000	196,685
	Trek 2000 International, Ltd.	973,000	236,507
#	Tuan Sing Holdings, Ltd.	3,613,475	838,754
#	UMS Holdings, Ltd.	1,082,000	289,371
#	United Engineers, Ltd.	730,014	1,086,442
#	United Envirotech, Ltd.	1,098,000	303,145
	United Industrial Corp., Ltd.	230,000	493,090
	United Overseas Insurance, Ltd.	187,250	477,720

18

The Asia Pacific Small Company Series
continued

	SHARES	VALUE††
SINGAPORE — (Continued)
UOB-Kay Hian Holdings, Ltd.	1,475,400	$1,802,916
Venture Corp., Ltd.	431,000	2,298,702
Vicom, Ltd.	120,000	327,593
# WBL Corp., Ltd.	597,000	1,490,487
# Wee Hur Holdings, Ltd.	979,000	216,528
Wheelock Properties, Ltd.	1,210,000	1,540,296
Wing Tai Holdings, Ltd.	1,974,000	2,002,434
Xpress Holdings, Ltd.	3,079,000	80,902
YHI International, Ltd.	1,174,000	284,908
* Yoma Strategic Holdings, Ltd.	132,000	8,489
Yongnam Holdings, Ltd.	3,921,000	727,790
TOTAL SINGAPORE		102,160,701

TOTAL COMMON STOCKS		891,942,006

RIGHTS/WARRANTS — (0.0%)
AUSTRALIA — (0.0%)
* Arafura Resources, Ltd. Rights 11/22/11	364,583	3,842
* Centrebet International, Ltd. Litigation Rights	81,336	—
* Industrial Minerals Corp., Ltd. Warrants 06/08/13	545	22
TOTAL AUSTRALIA		3,864

HONG KONG — (0.0%)
* Allied Properties, Ltd. Warrants 06/13/16	2,449,571	40,990

SINGAPORE — (0.0%)
* Sinarmas Land, Ltd. Warrants 11/18/15	877,451	62,935
* Transcu Group, Ltd. Warrants 09/01/13	1,018,000	16,226
TOTAL SINGAPORE		79,161

TOTAL RIGHTS/WARRANTS		124,015

	SHARES/
	FACE
	AMOUNT	VALUE†
	(000)
SECURITIES LENDING COLLATERAL — (18.0%)
§@ DFA Short Term Investment Fund	194,946,384	194,946,384
@ Repurchase Agreement, Deutsche Bank Securities, Inc. 0.11%,
11/01/11 (Collateralized by FNMA 3.500%, 11/01/31, valued at
$507,060) to be repurchased at $497,120	$497	497,118
TOTAL SECURITIES LENDING COLLATERAL		195,443,502

TOTAL INVESTMENTS — (100.0%)
(Cost $1,048,582,657)		$1,087,509,523

19

THE UNITED KINGDOM SMALL COMPANY SERIES

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2011

		SHARES	VALUE††
COMMON STOCKS — (99.5%)
Consumer Discretionary — (22.6%)
	4imprint Group P.L.C.	96,735	$396,550
*	888 Holdings P.L.C.	87,404	46,174
	Aegis Group P.L.C.	3,302,990	7,250,104
	Aga Rangemaster Group P.L.C.	453,866	555,794
	Arena Leisure P.L.C.	1,368,472	835,738
	Avon Rubber P.L.C.	21,719	106,210
*	Barratt Developments P.L.C.	3,809,758	5,428,184
	Bellway P.L.C.	481,114	5,474,561
*	Berkeley Group Holdings P.L.C. (The)	511,780	10,262,607
	Bloomsbury Publishing P.L.C.	271,841	429,238
	Bovis Homes Group P.L.C.	873,848	6,594,489
	Bwin.Party Digital Entertainment P.L.C.	1,648,895	2,890,559
#	Carpetright P.L.C.	176,546	1,305,026
	Carphone Warehouse Group P.L.C.	417,635	2,349,014
	Centaur Media P.L.C.	556,967	344,391
	Chime Communications P.L.C.	222,427	722,511
	Churchill China P.L.C.	30,000	131,209
	Cineworld Group P.L.C.	58,664	179,236
*	Clinton Cards P.L.C.	740,506	136,923
	Creston P.L.C.	13,626	19,204
	Daily Mail & General Trust P.L.C. Series A	1,068,559	7,147,691
	Debenhams P.L.C.	4,585,455	4,779,639
	Dignity P.L.C.	214,913	2,816,271
*	Dixons Retail P.L.C.	12,217,921	2,319,710
	Domino’s Pizza UK & IRL P.L.C.	225,442	1,653,521
	Dunelm Group P.L.C.	122,119	982,824
*	Enterprise Inns P.L.C.	1,808,533	804,725
	Euromoney Institutional Investor P.L.C.	292,779	3,183,200
*	Findel P.L.C.	4,998,346	307,111
*	Forminster P.L.C.	43,333	2,613
	French Connection Group P.L.C.	373,475	470,749
	Fuller Smith & Turner P.L.C.	129,026	1,446,867
	Future P.L.C.	1,324,863	220,400
	Game Group P.L.C.	1,527,764	473,763
	Games Workshop Group P.L.C.	101,889	712,204
	GKN P.L.C.	3,414,280	10,379,451
	Greene King P.L.C.	1,421,372	10,248,985
	Halfords Group P.L.C.	752,842	3,947,998
	Haynes Publishing Group P.L.C.	14,703	53,219
	Headlam Group P.L.C.	330,383	1,415,107
	Henry Boot P.L.C.	426,786	799,475
#	HMV Group P.L.C.	1,545,882	112,427
	Home Retail Group P.L.C.	2,403,649	3,878,574
	Hornby P.L.C.	154,220	321,344
*	Howden Joinery Group P.L.C.	1,985,001	3,748,715
	Huntsworth P.L.C.	852,060	854,180
	Inchcape P.L.C.	1,915,975	10,215,753
	Informa P.L.C.	2,227,041	12,932,542
*	ITV P.L.C.	8,448,636	8,656,619
*	JD Sports Fashion P.L.C.	120,013	1,608,429
	JD Wetherspoon P.L.C.	462,380	3,200,157
*	JJB Sports P.L.C.	156,013	28,922
	John Menzies P.L.C.	244,534	1,927,674
*	Johnston Press P.L.C.	507,412	39,951
	Kesa Electricals P.L.C.	2,105,278	3,480,437
	Ladbrokes P.L.C.	3,578,739	7,926,071
	Laura Ashley Holdings P.L.C.	1,500,394	480,325
	Lookers P.L.C.	1,097,970	953,238

1

The United Kingdom Small Company Series
continued

		SHARES	VALUE††
Consumer Discretionary — (Continued)
	Marston’s P.L.C.	2,175,504	$3,382,623
	Mecom Group P.L.C.	200,000	496,967
	Millennium & Copthorne Hotels P.L.C.	1,048,561	7,496,839
*	Mitchells & Butlers P.L.C.	987,029	3,801,743
	Mothercare P.L.C.	342,220	923,322
	N Brown Group P.L.C.	862,304	3,654,064
	Pace P.L.C.	834,489	1,059,376
*	Pendragon P.L.C.	2,428,575	371,246
	Persimmon P.L.C.	1,135,393	9,054,346
	Photo-Me International P.L.C.	3,631	3,604
*	Punch Taverns P.L.C.	2,380,301	401,000
*	Redrow P.L.C.	1,485,274	2,777,962
	Restaurant Group P.L.C.	780,418	3,755,317
	Rightmove P.L.C.	378,372	7,916,679
	Smiths News P.L.C.	705,619	1,085,533
*	Spirit Pub Co. P.L.C.	2,380,301	1,827,527
*	Sportech P.L.C.	329,794	211,801
*	Sports Direct International P.L.C.	670,447	2,469,624
	St. Ives Group P.L.C.	665,998	958,395
*	Stylo P.L.C.	64,096	4,895
*	SuperGroup P.L.C.	29,413	294,381
*	Tandem Group P.L.C. Non-Voting Shares	327,365	—
*	Taylor Wimpey P.L.C.	11,523,893	6,820,670
	Ted Baker P.L.C.	149,926	1,797,251
	Thomas Cook Group P.L.C.	3,076,507	2,552,802
	Topps Tiles P.L.C.	810,881	409,022
*	Torotrak P.L.C.	22,750	12,983
*	Trinity Mirror P.L.C.	1,688,565	1,314,893
	TUI Travel P.L.C.	770,956	2,109,652
	UBM P.L.C.	917,439	7,467,863
	UTV Media P.L.C.	230,855	443,437
	Vitec Group P.L.C. (The)	160,303	1,543,814
*	Wagon P.L.C.	237,979	4,783
	WH Smith P.LC	620,413	5,457,360
	Whitbread P.L.C.	103,235	2,743,095
	William Hill P.L.C.	2,873,883	9,975,029
	Wilmington Group P.L.C.	346,234	469,962
#*	Yell Group P.L.C.	6,668,448	387,122
Total Consumer Discretionary			255,445,585

Consumer Staples — (4.1%)
	A.G. Barr P.L.C.	136,709	2,655,108
	Anglo-Eastern Plantations P.L.C.	108,153	1,113,352
	Booker Group P.L.C.	2,013,499	2,434,972
	Britvic P.L.C.	920,135	4,872,566
	Cranswick P.L.C.	199,793	2,219,528
	Dairy Crest Group P.L.C.	560,392	3,107,552
	Devro P.L.C.	654,975	2,586,838
*	European Home Retail P.L.C.	109,256	—
	Fiberweb P.L.C.	482,639	316,914
	Greggs P.L.C.	422,420	3,465,462
*	Hilton Food Group, Ltd.	1,604	7,130
	McBride P.L.C.	832,651	1,825,247
*	McBride P.L.C. Redeemable B Shares	39,967,248	64,263
*	Premier Foods P.L.C.	7,951,806	500,658
	PZ Cussons P.L.C.	1,287,639	7,603,992
	R.E.A. Holdings P.L.C.	49,233	454,065
	Robert Wiseman Dairies P.L.C.	221,312	1,026,273
	Tate & Lyle P.L.C.	1,074,000	11,236,585
	Thorntons P.L.C.	313,060	215,248
	Young & Co.’s Brewery P.L.C.	35,000	291,174

2

The United Kingdom Small Company Series
continued

		SHARES	VALUE††
Consumer Staples — (Continued)
	Young & Co.’s Brewery P.L.C. Series A	20,936	$226,689
Total Consumer Staples			46,223,616

Energy — (4.7%)
*	Afren P.L.C.	3,944,497	6,238,755
	Anglo Pacific Group P.L.C.	448,773	1,939,193
*	Cadogan Petroleum P.L.C.	89,523	60,002
*	EnQuest P.L.C.	1,922,771	3,324,326
*	Exillon Energy P.L.C.	106,183	510,821
	Fortune Oil P.L.C.	6,170,225	946,455
*	Hardy Oil & Gas P.L.C.	65,370	160,820
*	Heritage Oil P.L.C.	583,397	2,041,911
	Hunting P.L.C.	462,895	4,931,050
	James Fisher & Sons P.L.C.	171,886	1,531,260
	JKX Oil & Gas P.L.C.	456,676	1,154,387
	John Wood Group P.L.C.	1,034,385	10,241,235
	Lamprell P.L.C.	459,120	1,779,769
	Melrose Resources P.L.C.	336,039	601,932
*	Premier Oil P.L.C.	1,778,192	10,468,183
*	Salamander Energy P.L.C.	538,491	1,715,751
*	Soco International P.L.C.	892,380	4,710,888
*	UK Coal P.L.C.	1,470,907	800,384
Total Energy			53,157,122

Financials — (13.4%)
	Aberdeen Asset Management P.L.C.	2,820,342	8,684,151
	Amlin P.L.C.	1,905,352	8,788,141
	Arbuthnot Banking Group P.L.C.	60,497	309,681
	Ashmore Group P.L.C.	1,022,611	5,705,401
*	BCB Holdings, Ltd.	5,979	3,845
	Beazley P.L.C.	2,046,568	4,128,440
	Brewin Dolphin Holdings P.L.C.	926,221	1,872,438
	Capital & Counties Properties P.L.C.	682,254	1,968,921
*	Capital & Regional P.L.C.	1,493,345	814,476
	Catlin Group, Ltd.	1,357,851	8,637,469
	Charles Stanley Group P.L.C.	126,349	595,256
	Charles Taylor Consulting P.L.C.	139,215	289,862
	Chesnara P.L.C.	306,964	953,638
	Close Brothers Group P.L.C.	561,047	6,376,108
	Collins Stewart Hawkpoint P.L.C.	493,302	482,192
	Daejan Holdings P.L.C.	32,842	1,448,701
	Development Securities P.L.C.	460,015	1,434,412
*	DTZ Holdings P.L.C.	224,770	71,480
	Evolution Group P.L.C.	1,034,580	1,434,810
	F&C Asset Management P.L.C.	1,764,254	2,074,987
	GlobeOp Financial Services SA	21,502	98,512
	Hansard Global P.L.C.	16,468	43,694
	Hardy Underwriting Group P.L.C.	161,307	570,073
	Hargreaves Lansdown P.L.C.	616,496	4,954,059
	Helical Bar P.L.C.	657,998	2,105,708
	Henderson Group P.L.C.	3,838,880	7,392,054
	Hiscox, Ltd.	1,562,751	9,550,834
	IG Group Holdings P.L.C.	1,317,769	9,826,558
*	Industrial & Commercial Holdings P.L.C.	5,000	121
	Intermediate Capital Group P.L.C.	892,250	3,493,734
	International Personal Finance P.L.C.	845,821	3,713,360
*	IP Group P.L.C.	393,072	443,883
	Jardine Lloyd Thompson Group P.L.C.	638,821	7,365,218
*	Jupiter Fund Management P.L.C.	92,588	352,381
	Lancashire Holdings, Ltd.	545,449	6,262,160
*	Liontrust Asset Management P.L.C.	129,935	120,354

3

The United Kingdom Small Company Series
continued

		SHARES	VALUE††
Financials — (Continued)
	London Stock Exchange Group P.L.C.	579,642	$8,368,165
	LSL Property Services P.L.C.	137,031	519,422
*	MWB Group Holdings P.L.C.	379,622	148,650
	Novae Group P.L.C.	212,950	1,003,785
	Phoenix Group Holdings P.L.C.	32,406	271,092
	Provident Financial P.L.C.	541,018	9,615,833
*	Puma Brandenburg, Ltd. Capital Shares	1,193,004	123,807
*	Puma Brandenburg, Ltd. Income Shares	1,193,004	49,523
*	Quintain Estates & Development P.L.C.	959,280	573,252
	Rathbone Brothers P.L.C.	168,876	3,107,508
*	Raven Russia, Ltd.	141,602	125,773
*	Rutland Trust P.L.C.	85,288	—
	S&U P.L.C.	21,140	209,950
	Safestore Holdings P.L.C.	294,888	490,617
	Savills P.L.C.	543,867	2,709,304
	Shore Capital Group, Ltd.	1,193,004	364,796
	St. James’s Place P.L.C.	791,622	4,477,026
	St. Modwen Properties P.L.C.	630,419	1,261,687
	Tullett Prebon P.L.C.	830,878	4,685,140
*	Unite Group P.L.C.	567,169	1,606,760
*	Waterloo Investment Holdings, Ltd.	5,979	673
Total Financials			152,079,875

Health Care — (1.9%)
#*	Alizyme P.L.C.	660,805	42,500
	Assura Group, Ltd.	55,851	35,003
	Axis-Shield P.L.C.	234,766	1,767,600
	Bioquell P.L.C.	90,893	160,248
*	BTG P.L.C.	1,131,735	5,017,212
	Consort Medical P.L.C.	116,271	961,181
	Corin Group P.L.C.	126,637	81,468
	Dechra Pharmaceuticals P.L.C.	238,079	1,878,821
	Genus P.L.C.	192,290	3,165,902
	Hikma Pharmaceuticals P.L.C.	532,214	5,764,299
*	Optos P.L.C.	6,631	21,942
*	Oxford Biomedica P.L.C.	2,821,652	242,118
*	Renovo Group P.L.C.	95,255	22,429
*	Southern Cross Healthcare P.L.C.	191,826	19,277
	Synergy Health P.L.C.	106,913	1,429,399
*	Vectura Group P.L.C.	1,349,073	1,319,507
Total Health Care			21,928,906

Industrials — (30.5%)
*	AEA Technology Group P.L.C.	539,970	17,264
#	Air Partner P.L.C.	37,086	206,537
	Alumasc Group P.L.C.	124,366	284,648
	Ashtead Group P.L.C.	2,124,586	5,286,824
*	Autologic Holdings P.L.C.	80,000	23,032
	Babcock International Group P.L.C.	1,446,405	16,346,634
	Balfour Beatty P.L.C.	2,828,972	11,412,635
	BBA Aviation P.L.C.	2,792,163	7,949,170
	Berendsen P.L.C.	709,591	5,286,736
	Bodycote P.L.C.	1,253,236	5,670,081
	Braemar Shipping Services P.L.C.	81,108	482,355
	Brammer P.L.C.	189,963	825,162
	Bunzl P.L.C.	227,489	2,942,709
	Camellia P.L.C.	2,481	353,821
	Cape P.L.C.	147,406	1,140,986
	Carillion P.L.C.	1,773,138	9,848,482
	Carr’s Milling Industries P.L.C.	35,330	425,412
	Castings P.L.C.	162,757	741,383

4

The United Kingdom Small Company Series
continued

		SHARES	VALUE††
Industrials — (Continued)
	Charter International P.L.C.	664,438	$9,570,201
	Chemring Group P.L.C.	783,476	6,410,587
	Clarkson P.L.C.	64,187	1,077,461
	Cobham P.L.C.	2,256,164	6,510,754
	Communisis P.L.C.	561,133	228,673
#*	Connaught P.L.C.	307,612	—
	Cookson Group P.L.C.	1,135,834	8,730,616
	Costain Group P.L.C.	139,449	438,000
	De La Rue P.L.C.	387,017	5,242,912
*	easyJet P.L.C.	690,633	3,957,984
*	Eleco P.L.C.	80,000	11,293
	Fenner P.L.C.	715,591	3,903,932
	Firstgroup P.L.C.	1,763,210	9,443,194
	Galliford Try P.L.C.	229,513	1,714,797
	Go-Ahead Group P.L.C.	173,516	3,866,709
*	Hampson Industries P.L.C.	712,146	92,050
	Harvey Nash Group P.L.C.	6,308	6,266
	Hays P.L.C.	5,445,665	6,914,072
*	Helphire P.L.C.	956,560	43,340
	Hogg Robinson Group P.L.C.	142,542	120,459
	Homeserve P.L.C.	1,162,452	6,528,576
	Hyder Consulting P.L.C.	171,164	931,997
	IMI P.L.C.	1,053,765	13,887,888
*	Impellam Group P.L.C.	34,877	156,360
	Interserve P.L.C.	529,664	2,807,051
	Intertek Group P.L.C.	506,207	16,690,015
	Invensys P.L.C.	2,110,010	7,633,539
	ITE Group P.L.C.	1,059,501	3,194,156
	Keller Group P.L.C.	276,404	1,629,137
	Kier Group P.L.C.	152,839	3,447,458
	Latchways P.L.C.	39,288	757,934
	Lavendon Group P.L.C.	500,631	734,886
	Low & Bonar P.L.C.	828,300	596,345
	Management Consulting Group P.L.C.	1,207,875	645,171
	Mears Group P.L.C.	160,046	681,196
	Meggitt P.L.C.	2,465,596	15,216,658
	Melrose P.L.C.	1,583,124	8,361,271
	Michael Page International P.L.C.	1,310,832	8,438,432
	Mitie Group P.L.C.	1,286,774	5,193,280
*	MJ Gleeson Group P.L.C.	195,875	350,354
	Morgan Crucible Co. P.L.C.	1,252,304	5,683,256
	Morgan Sindall P.L.C.	169,608	1,508,754
*	Mouchel Group P.L.C.	469,006	101,074
	National Express Group P.L.C.	1,701,575	6,285,227
*	Northgate P.L.C.	453,699	1,878,151
	PayPoint P.L.C.	105,160	852,521
	Qinetiq P.L.C.	2,474,225	4,637,257
	Regus P.L.C.	3,337,697	4,051,062
*	Renold P.L.C.	20,048	9,672
*	Rentokil Initial P.L.C.	6,753,492	7,788,542
	Ricardo P.L.C.	217,815	1,282,939
*	Richmond Oil & Gas P.L.C.	220,000	—
	Robert Walters P.L.C.	387,999	1,278,520
	Rotork P.L.C.	366,679	9,890,187
	RPS Group P.L.C.	836,994	2,423,962
	Senior P.L.C.	1,762,689	4,699,945
	Severfield-Rowen P.L.C.	371,550	953,159
	Shanks Group P.L.C.	1,786,148	3,168,547
*	SIG P.L.C.	2,074,440	3,196,261
	Smart (J) & Co. (Contractors) P.L.C.	22,500	135,672
	Speedy Hire P.L.C.	1,262,151	415,851

5

The United Kingdom Small Company Series
continued

		SHARES	VALUE††
Industrials — (Continued)
	Spirax-SarCo. Engineering P.L.C.	319,520	$9,815,375
	Stagecoach Group P.L.C.	1,718,521	6,831,289
	Sthree P.L.C.	330,670	1,510,365
	T Clarke P.L.C.	148,717	102,127
	Tarsus Group P.L.C.	212,372	437,003
	Travis Perkins P.L.C.	922,110	13,042,544
	Tribal Group P.L.C.	132,810	96,699
*	Trifast P.L.C.	359,985	234,334
	UK Mail Group P.L.C.	197,261	652,009
	Ultra Electronics Holdings P.L.C.	283,178	7,224,994
	UmeCo. P.L.C.	196,406	792,754
#	Volex P.L.C.	229,354	1,118,991
	Vp P.L.C.	167,297	584,623
	Wincanton P.L.C.	479,763	557,300
	WS Atkins P.L.C.	501,683	4,614,757
	WSP Group P.L.C.	276,589	1,022,749
#	XP Power, Ltd.	73,546	1,183,333
Total Industrials			345,470,680

Information Technology — (10.1%)
	Acal P.L.C.	104,729	414,988
	Alphameric P.L.C.	127,141	55,064
*	Alterian P.L.C.	179,139	254,115
	Anite P.L.C.	1,166,924	1,247,869
	Aveva Group P.L.C.	289,692	7,334,814
	Computacenter P.L.C.	446,179	2,727,992
	CSR P.L.C.	683,977	1,983,714
	Dialight P.L.C.	111,362	1,340,507
	Diploma P.L.C.	482,456	2,488,642
	Domino Printing Sciences P.L.C.	455,803	4,186,572
	E2V Technologies P.L.C.	346,435	606,146
	Electrocomponents P.L.C.	1,730,514	6,087,562
	Fidessa Group P.L.C.	137,261	3,582,625
	Halma P.L.C.	1,541,075	8,281,224
*	Imagination Technologies Group P.L.C.	961,901	7,071,566
*	Innovation Group P.L.C.	3,208,091	1,014,103
	Kewill P.L.C.	368,863	406,677
*	Kofax P.L.C.	317,667	1,395,918
	Laird P.L.C.	915,289	2,189,761
	Logica P.L.C.	6,339,968	9,513,413
	Micro Focus International P.L.C.	568,939	3,078,051
*	Misys P.L.C.	1,604,251	7,512,729
	Moneysupermarket.com Group P.L.C.	483,650	817,704
*	NCC Group P.L.C.	694	7,397
	Oxford Instruments P.L.C.	217,414	2,676,982
	Phoenix IT Group, Ltd.	204,552	640,295
	Premier Farnell P.L.C.	1,467,203	4,116,268
	Psion P.L.C.	500,223	402,048
	PV Crystalox Solar P.L.C.	956,033	116,984
	Renishaw P.L.C.	188,423	2,951,907
	RM P.L.C.	363,499	391,222
	SDL P.L.C.	338,168	3,574,969
	Spectris P.L.C.	515,234	10,526,946
	Spirent Communications P.L.C.	2,622,105	5,257,721
*	Telecity Group P.L.C.	633,394	6,082,300
	TT electronics P.L.C.	635,179	1,602,182
#	Vislink P.L.C.	274,226	69,306
*	Wolfson Microelectronics P.L.C.	504,759	950,189
	Xaar P.L.C.	251,590	984,190
*	Xchanging P.L.C.	701,347	767,877
Total Information Technology			114,710,539

6

The United Kingdom Small Company Series
continued

		SHARES	VALUE†
Materials — (7.3%)
	African Barrick Gold, Ltd.	73,625	$637,671
	British Polythene Industries P.L.C.	102,332	527,324
	Carclo P.L.C.	214,230	1,001,103
*	Centamin Egypt, Ltd.	2,597,619	4,557,087
*	Central Rand Gold, Ltd.	388,384	2,496
	Croda International P.L.C.	520,183	14,624,049
	DS Smith P.L.C.	2,106,170	7,195,643
	Elementis P.L.C.	1,966,934	4,540,691
	Ferrexpo P.L.C.	888,830	4,574,970
	Filtrona P.L.C.	753,961	4,801,881
*	Gem Diamonds, Ltd.	424,075	1,508,644
	Hill & Smith Holdings P.L.C.	289,549	1,240,858
	Hochschild Mining P.L.C.	640,518	4,588,505
*	International Ferro Metals, Ltd.	175,625	59,396
*	Inveresk P.L.C.	125,000	3,316
*	Lonmin P.L.C.	74,647	1,298,202
	Marshalls P.L.C.	721,612	997,620
	Mondi P.L.C.	1,078,021	8,199,053
*	Namakwa Diamonds, Ltd.	6,057	738
	New World Resources P.L.C. Series A	61,691	516,193
	Petropavlovsk P.L.C.	621,750	7,318,337
	Porvair P.L.C.	146,460	217,364
	RPC Group P.L.C.	622,691	3,533,056
#*	Talvivaara Mining Co. P.L.C.	325,263	1,206,473
	Victrex P.L.C.	340,523	6,926,455
	Yule Catto & Co. P.L.C.	831,772	2,270,194
	Zotefoams P.L.C.	96,852	209,979
Total Materials			82,557,298

Telecommunication Services — (2.3%)
	Cable & Wireless Communications P.L.C.	9,309,312	5,410,100
*	Cable & Wireless Worldwide P.L.C.	6,285,045	2,812,350
*	Colt Group SA	1,287,437	2,087,847
*	Inmarsat P.L.C.	758,673	5,723,284
	Kcom Group P.L.C.	2,643,350	3,104,340
	TalkTalk Telecom Group P.L.C.	1,692,557	3,523,642
*	Telecom Plus P.L.C.	265,603	3,158,429
Total Telecommunication Services			25,819,992

Utilities — (2.6%)
	Dee Valley Group P.L.C.	12,109	240,136
	Drax Group P.L.C.	1,479,700	12,880,863
	Pennon Group P.L.C.	1,445,401	16,146,166
Total Utilities			29,267,165
TOTAL COMMON STOCKS			1,126,660,778

PREFERRED STOCKS — (0.0%)
Consumer Staples — (0.0%)
	R.E.A. Holdings P.L.C.	5,414	9,625

RIGHTS/WARRANTS — (0.0%)
*	Management Consulting Group P.L.C. Warrants 12/31/11	52,718	9,536
*	SFI Holdings, Ltd. Litigation Certificate	26,713	—
*	Ultraframe P.L.C. Litigation Notes	319,285	—
TOTAL RIGHTS/WARRANTS			9,536

7

The United Kingdom Small Company Series
continued

	SHARES/
	FACE
	AMOUNT	VALUE†
	(000)
SECURITIES LENDING COLLATERAL — (0.5%)
§@ DFA Short Term Investment Fund	3,124,051	$3,124,051
@ Repurchase Agreement, Deutsche Bank Securities, Inc. 0.11%,
11/01/11 (Collateralized by FNM A 3.500%, 11/01/31, valued at
$2,571,372) to be repurchased at $2,520,961	$2,521	2,520,953
TOTAL SECURITIES LENDING COLLATERAL		5,645,004
TOTAL INVESTMENTS — (100.0%)
(Cost $1,103,961,462)		$1,132,324,943

8

THE CONTINENTAL SMALL COMPANY SERIES

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2011

		SHARES	VALUE††
COMMON STOCKS — (86.7%)
AUSTRIA — (2.1%)
	Agrana Beteiligungs AG	17,322	$1,967,310
	Andritz AG	52,680	4,656,516
#*	A-TEC Industries AG	21,828	25,371
	Atrium European Real Estate, Ltd.	288,925	1,456,338
	Austria Email AG	715	6,913
*	Austria Technologie & Systemtechnik AG	38,157	494,794
	BKS Bank AG	3,120	76,885
	BWT AG	29,870	572,454
*	CA Immobilien Anlagen AG	163,483	2,091,683
*	Constantia Packaging AG Escrow Shares	18,095	—
*	DO & CO Restaurants & Catering AG	203	7,723
*	EAG-Beteiligungs AG	1,650	1,735
#	EVN AG	80,076	1,160,325
#	Flughafen Wien AG	42,954	1,930,640
	Frauenthal Holding AG	12,084	153,681
#*	Intercell AG	104,732	280,126
	Josef Manner & Co. AG	870	60,251
#	Kapsch TrafficCom AG	12,655	948,214
#	Lenzing AG	32,907	3,494,771
#	Mayr-Melnhof Karton AG	32,872	3,043,114
	Oberbank AG	37,973	2,468,629
#	Oesterreichischen Post AG	105,958	3,195,653
#	Palfinger AG	48,572	1,000,134
#*	Polytec Holding AG	34,049	305,936
#	RHI AG	98,844	2,150,752
	Rosenbauer International AG	12,941	533,460
*	S IMMO AG	113,456	665,465
*	S&T System Integration & Technology Distribution AG	6,318	21,362
#	Schoeller-Bleckmann Oilfield Equipment AG	35,247	2,784,922
	Semperit Holding AG	29,431	1,272,608
*	Strabag SE	101,540	3,122,214
	UBM Realitaetenentwicklung AG	1,440	49,813
#	Uniqa Versicherungen AG	184,842	2,876,601
#*	Warimpex Finanz und Beteiligungs AG	10,047	16,858
#	Wienerberger AG	343,922	4,155,389
	Wolford AG	11,252	417,629
#	Zumtobel AG	85,416	1,769,642
TOTAL AUSTRIA			49,235,911

BELGIUM — (2.9%)
*	Ablynx NV	69,930	369,701
	Ackermans & van Haaren NV	87,214	7,026,076
*	Agfa-Gevaert NV	598,923	1,496,095
	Arseus NV	48,662	773,048
	Atenor Group NV	2,205	86,177
	Banque Nationale de Belgique SA	952	3,031,378
	Barco NV	55,666	3,010,093
#	Bekaert SA	15,700	696,824
	Co.Br.Ha Societe Commerciale de Brasserie SA	115	256,192
	Compagnie d’Entreprises SA	41,428	2,325,908
*	Compagnie du Bois Sauvage SA	87	4
	Compagnie Immobiliere de Belgique SA	10,535	370,766
	Compagnie Maritime Belge SA	64,746	1,518,232
#*	Deceuninck NV	268,523	421,568
#*	Devgen NV	38,445	262,258
*	D’ieteren SA	129,060	7,344,614
	Duvel Moorgat SA	8,799	838,576
	Econocom Group SA	65,485	1,158,516

1

The Continental Small Company Series
continued

		SHARES	VALUE††
BELGIUM — (Continued)
	Elia System Operator SA	124,286	$5,043,453
#*	Euronav SA	86,554	382,928
	EVS Broadcast Equipment SA	35,362	1,809,804
	Exmar NV	132,340	993,833
	Floridienne SA	2,033	380,977
*	Galapagos NV	44,568	375,096
	Gimv NV	13,874	706,397
	Hamon & Compagnie International SA	3,876	97,629
	Henex SA	5,455	330,228
	Image Recognition Integrated Systems (I.R.I.S.) SA	6,284	224,095
	Ion Beam Applications SA	79,751	622,465
	Jensen-Group NV	12,030	141,679
*	Kinepolis Group NV	13,363	1,036,017
#	Lotus Bakeries NV	1,361	773,992
#	Melexis NV	93,665	1,317,195
#	Nyrstar NV	545,316	4,769,202
#	Omega Pharma SA	85,437	4,034,256
*	Option NV	61,536	33,236
*	Picanol NV	16,620	229,231
*	RealDolmen NV	6,745	167,492
	Recticel SA	62,884	428,681
	Resilux SA	4,095	305,376
	Rosier SA	655	244,683
	Roularta Media Group NV	8,180	172,497
*	SAPEC SA	3,531	229,807
	Sioen Industries NV	52,140	390,037
	Sipef NV	25,469	2,010,085
	Softimat SA	25,531	134,236
*	Spector Photo Group SA	8,349	5,542
	Telenet Group Holding NV	35,417	1,366,038
	Ter Beke NV	2,281	166,061
	Tessenderlo Chemie NV	103,618	3,215,078
#*	ThromboGenics NV	86,580	2,268,336
*	TiGenix NV	22,164	25,463
	Van de Velde NV	27,539	1,344,271
	VPK Packaging Group SA	12,084	480,192
TOTAL BELGIUM			67,241,614

DENMARK — (2.6%)
*	Aarhus Lokalbank A.S.	7,872	7,406
*	Aktieselskabet Skjern Bank A.S.	3,276	54,405
*	Alk-Abello A.S.	24,459	1,449,337
*	Alm. Brand A.S.	466,665	676,583
*	Amagerbanken A.S.	647,900	—
	Ambu A.S. Series B	23,899	549,110
*	Arkil Holdings A.S. Series B	780	67,699
	Auriga Industries A.S. Series B	96,829	1,492,494
*	Bang & Olufsen Holdings A.S.	128,288	1,495,066
*	Bavarian Nordic A.S.	66,632	490,267
#	BoConcept Holding A.S.	5,650	98,854
	Brodrene Hartmann A.S. Series B	11,730	209,946
*	Brondbyernes IF Fodbold A.S. Series B	13,508	42,947
#	D/S Norden A.S.	98,813	2,881,866
*	Dalhoff Larsen & Horneman A.S.	40,950	62,188
*	Dantherm Holding A.S.	3,547	9,267
	DFDS A.S.	18,568	1,236,803
*	DiBa Bank A.S.	423	2,596
*	Djursland Bank A.S.	8,970	232,311
#	East Asiatic Co., Ltd. A.S.	55,571	1,301,995
*	F.E. Bording A.S.	600	47,419
*	Fionia Holding A.S.	17,880	—

2

The Continental Small Company Series
continued

		SHARES	VALUE††
DENMARK — (Continued)
	Fluegger A.S. Series B	4,198	$272,981
*	Genmab A.S.	140,715	821,899
	GN Store Nord A.S.	798,612	5,885,792
*	GPV Industri A.S. Series B	2,200	12,273
	Gronlandsbanken A.S.	768	46,417
*	H&H International A.S. Series B	17,280	136,290
	Harboes Bryggeri A.S.	12,252	214,625
	Hojgaard Holding A.S. Series B	2,750	56,796
	IC Companys A.S.	35,278	935,271
*	Incentive A.S.	3,575	12,299
	Jeudan A.S.	4,620	320,312
*	Jyske Bank A.S.	162,232	4,715,477
	Lan & Spar Bank A.S.	5,150	260,967
*	Lastas A.S. Series B	10,870	67,463
	Lollands Bank A.S.	310	6,354
*	Mols-Linien A.S.	27,490	60,732
*	NeuroSearch A.S.	79,539	300,378
#	NKT Holding A.S.	92,105	3,495,503
	Nordjyske Bank A.S.	17,600	245,066
	Norresundby Bank A.S.	7,350	211,709
	North Media A.S.	36,665	190,654
*	Ostjydsk Bank A.S.	3,405	112,622
#*	Parken Sport & Entertainment A.S.	33,556	506,890
	Per Aarsleff A.S. Series B	6,080	473,912
	Ringkjoebing Landbobank A.S.	16,422	1,793,257
	Roblon A.S. Series B	540	60,036
#	Rockwool International A.S. Series B	12,814	1,250,456
	Royal Unibrew A.S.	37,715	1,968,820
*	Salling Bank A.S.	430	22,599
	Schouw & Co. A.S.	74,017	1,612,934
	SimCorp A.S.	17,973	3,080,043
*	Sjaelso Gruppen A.S.	78,110	21,052
*	SKAKO A.S.	1,577	5,532
	Solar Holdings A.S. Series B	16,132	664,449
*	Spar Nord Bank A.S.	124,439	873,134
*	Sparbank A.S.	10,930	69,036
*	Sparekassen Faaborg A.S.	1,972	95,322
	Sydbank A.S.	279,299	5,172,253
	Thrane & Thrane A.S.	15,703	738,327
	Tivoli A.S.	969	521,153
#*	TK Development A.S.	153,640	419,460
*	Topdanmark A.S.	53,386	8,789,962
#*	TopoTarget A.S.	378,484	129,444
#*	Topsil Semiconductor Materials A.S.	194,350	16,571
#*	Torm A.S.	123,250	135,008
	United International Enterprises A.S.	2,256	246,475
*	Vestjysk Bank A.S.	27,573	149,771
TOTAL DENMARK			59,606,335

FINLAND — (5.8%)
	Ahlstrom Oyj	21,405	369,026
	Aktia Oyj Series A	7,053	55,484
#	Alma Media Oyj	277,852	2,420,489
	Amer Sports Oyj Series A	421,831	5,808,883
	Aspo Oyj	77,875	747,830
	Atria P.L.C.	17,705	155,125
*	Bank of Aland P.L.C. Series B	22,078	293,275
	BasWare Oyj	34,550	885,841
#*	Biotie Therapies Corp. Oyj	774,610	505,561
	Cargotec Oyj Series B	132,519	4,434,610
*	Citycon Oyj	384,363	1,415,552

3

The Continental Small Company Series
continued

		SHARES	VALUE††
FINLAND — (Continued)
*	Componenta Oyj	34,813	$184,791
*	Comptel P.L.C.	324,863	299,331
	Cramo Oyj	155,694	1,848,782
	Digia P.L.C.	55,020	223,877
*	Efore Oyj	114,965	142,929
*	Elcoteq SE	3,041	968
*	Elektrobit Corp. Oyj	2,476	1,608
#	Elisa Oyj	494,801	10,431,808
*	eQ P.L.C.	67,120	152,138
	Etteplan Oyj	62,600	185,724
*	Finnair Oyj	264,846	1,036,807
*	Finnlines Oyj	124,906	1,282,329
	Fiskars Oyj Abp	181,663	3,626,860
#	F-Secure Oyj	463,536	1,374,498
*	GeoSentric Oyj	244,900	3,389
*	Glaston Oyj Abp	131,940	108,619
	HKScan Oyj Series A	99,158	791,281
	Huhtamaki Oyj	362,987	4,146,975
	Ilkka-Yhtyma Oyj	61,503	549,746
#	KCI Konecranes Oyj	245,559	5,589,266
#	Kemira Oyj	368,427	5,045,993
	Kesko Oyj Series B	107,555	3,817,582
	Laennen Tehtaat Oyj	18,920	379,460
	Lassila & Tikanoja Oyj	125,791	1,961,816
	Lemminkainen Oyj	21,103	589,345
#*	M-real Oyj Series B	1,549,706	3,356,158
*	Neo Industrial Oyj	16,402	66,442
*	Neste Oil Oyj	258,824	3,131,542
	Nordic Aluminium Oyj	10,440	395,875
	Okmetic Oyj	54,904	373,228
	Olvi Oyj Series A	62,708	1,347,282
#	Oriola-KD Oyj Series A	5,045	14,116
	Oriola-KD Oyj Series B	323,025	898,352
	Orion Oyj Series A	128,371	2,614,864
	Orion Oyj Series B	337,043	7,013,846
#	Outokumpu Oyj	381,565	3,225,000
	Outotec Oyj	133,044	6,176,081
	PKC Group Oyj	55,424	917,393
	Pohjola Bank P.L.C. Series A	403,547	4,640,145
	Ponsse Oyj	25,336	257,541
#	Poyry Oyj	187,165	1,689,469
	Raisio P.L.C. Series V	490,304	1,583,025
	Ramirent Oyj	314,761	2,694,084
	Rapala VMC Oyj	113,258	874,243
	Rautaruukki Oyj Series K	323,076	3,443,713
	Raute Oyj Series A	10,390	100,740
	Ruukki Group Oyj	604,909	814,574
	Saga Furs Oyj	8,490	190,129
#	Sanoma Oyj	276,990	3,716,138
	Sievi Capital P.L.C.	123,479	359,104
*	SRV Group P.L.C.	7,277	44,296
	Stockmann Oyj Abp Series A	43,914	907,723
#	Stockmann Oyj Abp Series B	107,109	1,903,705
*	Technopolis Oyj	121,527	572,243
#	Teleste Oyj	53,559	233,376
	Tieto Oyj	291,983	4,622,834
	Tikkurila Oyj	118,741	2,308,117
	Tulikivi Oyj	79,440	86,373
#	Uponor Oyj Series A	217,678	2,252,087
	Vacon Oyj	45,190	2,275,532
	Vaisala Oyj Series A	39,132	942,666
4

The Continental Small Company Series
continued

		SHARES	VALUE††
FINLAND — (Continued)
	Viking Line Abp	10,400	$334,348
	Yit Oyj	390,890	6,168,452
TOTAL FINLAND			133,412,434

FRANCE — (10.1%)
	ABC Arbitrage SA	26,282	235,042
#*	Air France-KLM	237,715	1,805,272
#	Akka Technologies SA	7,320	173,395
	Ales Groupe SA	32,239	495,074
*	Altamir Amboise SA	55,025	509,486
	ALTEN SA	68,354	1,946,468
#*	Altran Technologies SA	676,432	3,426,985
	April SA	74,171	1,288,362
#*	Archos SA	32,722	311,025
*	Arkema SA	139,427	9,475,335
*	Artprice.com SA	3,246	152,698
	Assystem	55,571	1,010,015
#*	Atari SA	33,339	62,349
	AtoS	105,405	5,095,777
	Aubay SA	10,285	73,367
#	Audika SA	21,251	469,829
#	Aurea SA	3,551	30,022
*	Avanquest Software SA	5,228	12,549
*	Avenir Telecom SA	17,841	16,056
*	Axway Software SA	22,982	470,643
*	Baccarat SA	1,090	235,475
	Banque Tarneaud SA	1,430	195,468
	Beneteau SA	179,820	2,565,971
#*	Bigben Interactive SA	10,448	109,939
*	BioAlliance Pharma SA	20,080	102,409
	Boiron SA	28,682	816,191
	Boizel Chanoine Champagne SA	7,266	526,768
	Bonduelle SCA	13,650	1,232,517
	Bongrain SA	34,266	2,430,916
#	Bourbon SA	182,469	5,064,639
*	Boursorama SA	42,063	363,907
*	Bull SA	309,488	1,463,262
	Burelle SA	3,894	1,023,495
	Cafom SA	5,092	58,429
	CBo Territoria SA	28,320	111,864
	Cegedim SA	16,591	492,177
	CEGID Group SA	4,416	103,259
	CFAO SA	25,339	978,797
*	Cie des Alpes	1,055	26,586
*	Cie Generale de Geophysique - Veritas SA	142,257	3,108,230
	Ciments Francais SA	4,853	428,613
*	Club Mediterranee SA	75,641	1,429,822
	Compagnie Industrielle et Financiere D’Entreprises SA	1,200	90,755
*	CS Communication & Systemes SA	7,643	28,144
	Damartex SA	21,101	597,591
	Derichebourg SA	548,515	2,184,779
	Devoteam SA	13,383	231,272
*	Dynaction SA	13,501	127,170
*	Eiffage SA	11,355	385,123
	Electricite de Strasbourg SA	21,886	3,144,713
	Entrepose Contracting SA	889	99,296
	ESSO SA Francaise	9,411	968,707
	Establissements Maurel et Prom SA	323,678	6,507,280
*	Etam Developpement SA	1,148	21,226
	Euler Hermes SA	37,816	2,730,174
#*	Euro Disney SCA	138,383	951,289

5

The Continental Small Company Series
continued

		SHARES	VALUE††
FRANCE — (Continued)
#	Eurofins Scientific SA	10,894	$978,566
	Exel Industries SA Series A	10,680	546,537
	Faiveley Transport SA	9,465	647,689
	Faurecia SA	87,585	2,315,764
	Fimalac SA	31,490	1,311,019
	Fleury Michon SA	4,694	191,392
	Flo Groupe SA	29,358	192,501
#*	GameLoft SA	72,585	403,344
*	Gascogne SA	6,907	311,677
	Gaumont SA	14,043	663,499
#*	GECI International SA	59,392	129,936
	Gemalto NV	109,597	4,984,962
	Gevelot SA	3,584	255,992
*	GFI Informatique SA	134,770	550,893
	GL Events SA	20,234	513,350
	GPE Groupe Pizzorno SA	5,200	101,272
	Groupe Crit SA	24,255	516,907
*	Groupe Go Sport SA	1,695	23,449
	Groupe Gorge SA	18,510	192,289
	Groupe Guillin SA	1,200	92,703
*	Groupe Open SA	27,590	181,000
*	Groupe Partouche SA	47,224	114,994
#	Groupe Steria SCA	71,983	1,372,959
	Guerbet SA	6,577	645,278
#	Guyenne et Gascogne SA	25,083	2,873,344
*	Haulotte Group SA	61,352	684,893
	Havas SA	1,237,226	5,326,202
*	Hi-Media SA	100,249	357,850
*	Idsud SA	2,227	72,059
	Ingenico SA	118,736	4,693,902
	Interparfums SA	11,184	337,915
*	Ipsen SA	55,251	1,823,442
	Ipsos SA	89,607	2,932,159
*	Jacquet Metal Service SA	48,141	669,199
*	Kaufman & Broad SA	3,733	74,535
	Korian SA	8,204	159,053
	Laurent-Perrier SA	12,546	1,292,502
	LDC SA	19	1,959
	Lectra SA	83,499	629,273
	Lisi SA	16,907	1,364,230
*	LVL Medical Groupe SA	18,786	317,958
	M6 Metropole Television SA	155,729	2,662,141
	Maisons France Confort SA	5,260	187,609
#*	Manitou BF SA	48,911	982,231
	Manutan International SA	14,553	746,168
*	Medica SA	11,566	230,359
	Mersen SA	64,007	2,498,711
#*	METabolic EXplorer SA	3,034	15,396
	MGI Coutier SA	2,753	154,731
	Montupet SA	1,081	5,876
	Mr. Bricolage SA	30,731	449,676
#	Naturex SA	11,133	845,142
#	Neopost SA	91,985	6,996,144
#	Nexans SA	131,823	8,292,007
	Nexity SA	83,910	2,417,512
#*	NicOx SA	13,013	19,389
	Norbert Dentressangle SA	20,989	1,860,590
*	NRJ Group SA	12,748	125,678
	Oeneo SA	113,285	296,792
	Orpea SA	101,314	4,359,288
	Osiatis SA	1,400	10,096

6

The Continental Small Company Series
continued

		SHARES	VALUE††
FRANCE — (Continued)
#	PagesJaunes Groupe SA	384,634	$1,641,194
	Paris Orleans et Cie SA	2,265	51,380
*	Parrot SA	17,614	414,851
	Pierre & Vacances SA	18,411	717,369
	Plastic Omnium SA	95,424	2,652,877
	Plastivaloire SA	4,552	114,418
	PSB Industries SA	8,438	286,029
	Rallye SA	95,651	3,058,226
*	Recylex SA	55,481	246,572
	Remy Cointreau SA	82,777	6,781,256
	Robertet SA	3,167	543,728
#*	Rodriguez Group SA	31,298	140,303
	Rougier SA	6,115	245,362
	Rubis SA	75,949	4,316,083
*	Rue du Commerce SA	136	1,685
*	Sa des Ciments Vicat SA	21,047	1,375,486
	Sabeton SA	13,500	241,006
	Saft Groupe SA	75,425	2,291,721
	Samse SA	8,342	692,082
	Sartorius Stedim Biotech SA	2,950	199,463
	SEB SA	286	23,977
	Seche Environnement SA	3,547	160,903
#	Sechilienne SA	60,146	1,121,939
	Securidev SA	2,500	126,338
#	Sequana SA	46,996	287,618
*	Societe Anonyme d’Explosifs et de Produits Chimiques SA	524	160,497
	Societe BIC SA	74,331	6,633,340
	Societe d’Edition de Canal Plus SA	306,742	1,865,560
	Societe des Bains de Mer et du Cercle des Etrangers a Monaco
	SA	46,150	2,561,492
	Societe Internationale de Plantations d’Heveas SA	2,482	271,427
	Societe Pour l’Informatique Industrielle SA	40,908	265,159
*	Societe Television Francaise 1 SA	204,984	2,752,300
#*	Soitec SA	383,996	1,916,259
	Somfy SA	21,738	5,182,199
	Sopra Group SA	22,982	1,457,404
*	Spir Communication SA	934	35,300
#*	ST Dupont SA	88,031	56,001
*	Stallergenes SA	846	55,075
#*	Ste Industrielle d’Aviation Latecoere SA	12,186	148,567
	STEF-TFE SA	29,121	1,471,842
*	Store Electronic SA	118	1,723
	Sucriere de Pithiviers Le Vieil SA	1,745	3,986,931
*	Sword Group SA	10,447	188,315
	Synergie SA	54,902	686,065
#*	Technicolor SA	321,494	870,458
	Teleperformance SA	181,538	3,833,091
	Tessi SA	5,050	438,404
#*	Theolia SA	264,526	375,863
	Tonnellerie Francois Freres SA	3,839	149,638
	Total Gabon SA	523	220,112
	Touax SA	1,317	43,476
	Toupargel Groupe SA	111	1,764
#*	Transgene SA	11,052	133,620
	Trigano SA	23,420	426,789
#*	UbiSoft Entertainment SA	225,444	1,350,483
	Union Financiere de France Banque SA	16,828	499,552
	Valeo SA	229,231	11,506,324
	Viel et Compagnie SA	158,130	631,851
#	Vilmorin & Cie SA	20,195	2,218,324
	Virbac SA	17,494	3,022,271
#*	Vivalis SA	11,168	92,255

7

The Continental Small Company Series
continued

		SHARES	VALUE††
FRANCE — (Continued)
	VM Materiaux SA	6,914	$292,803
	Vranken Pommery Monopole SA	14,162	574,879
	Zodiac Aerospace SA	89,170	6,991,700
*	Zueblin Immobiliere France SA	1,365	5,037
TOTAL FRANCE			233,106,001

GERMANY — (12.8%)
	A.S. Creation Tapeton AG	6,853	218,222
*	AAP Implantate AG	47,250	59,408
*	Aareal Bank AG	423,110	8,478,484
*	Abwicklungsgesellschaft Roesch AG Medizintechnik	7,300	283
#*	ADVA AG Optical Networking	128,074	756,576
	AGROB Immobilien AG	5,800	70,947
#*	Air Berlin P.L.C.	117,774	430,956
#	Aixtron SE	314,748	4,456,496
*	Aligna AG	318,087	11,444
*	Allgeier Holding AG	1,692	26,143
	Amadeus Fire AG	16,192	619,125
*	Andreae-Noris Zahn AG	26,412	1,044,867
#*	Asian Bamboo AG	29,133	432,614
	AUGUSTA Technologie AG	28,595	621,970
	Aurubis AG	152,783	8,620,221
	Baader Bank AG	132,511	400,304
#*	Balda AG	127,634	905,048
	Bauer AG	22,556	520,127
#	BayWa AG	20,761	914,150
	Bechtle AG	41,242	1,538,538
#	Bertrandt AG	23,001	1,289,810
*	Beta Systems Software AG	8,550	21,941
	Bilfinger Berger SE	162,980	14,547,368
*	Biolitec AG	26,843	82,863
	Biotest AG	20,784	1,194,442
*	BKN International AG	33,408	786
*	BMP Media Vestors AG	43,506	40,090
*	Borussia Dortmund GmbH & Co. KGaA	208,512	620,368
#	Carl Zeiss Meditec AG	86,687	1,651,939
*	CAT Oil AG	47,541	304,367
	Celesio AG	119,149	1,879,200
	CENIT AG	1,487	9,952
*	Centrosolar Group AG	20,542	51,986
	Centrotec Sustainable AG	42,634	827,207
#	Centrotherm Photovoltaics AG	28,152	531,158
	Cewe Color Holding AG	15,268	593,663
*	Colonia Real Estate AG	2,965	13,909
#	Comdirect Bank AG	139,558	1,440,160
#	CompuGroup Medical AG	14,015	180,363
#*	Conergy AG	221,174	94,603
#*	Constantin Medien AG	359,780	747,892
	CropEnergies AG	53,810	396,220
	CTS Eventim AG	106,100	3,507,457
*	Curanum AG	100,137	297,139
	DAB Bank AG	130,043	556,485
	Data Modul AG	11,455	194,882
	Delticom AG	6,024	671,218
	Deufol AG	113,203	171,620
	Deutsche Beteiligungs AG	29,695	634,475
	Deutsche Wohnen AG	194,621	2,865,477
*	Deutz AG	263,835	1,649,888
#*	Dialog Semiconductor P.L.C.	166,323	3,201,672
	DIC Asset AG	13,115	119,630
	Dierig Holding AG	10,500	170,932

8

The Continental Small Company Series
continued

		SHARES	VALUE††
GERMANY — (Continued)
#	Douglas Holding AG	105,346	$4,255,553
	Dr. Hoenle AG	14,858	217,100
	Draegerwerk AG & Co. KGaA	921	73,157
	Drillisch AG	158,285	1,810,038
	Duerr AG	36,111	1,574,362
	DVB Bank SE	173,470	5,679,236
	Eckert & Ziegler AG	6,924	254,562
#	Elmos Semiconductor AG	34,592	369,172
#	ElreingKlinger AG	105,909	2,922,403
#*	Epigenomics AG	5,535	31,228
	Erlus AG	2,970	121,100
#*	Euromicron AG	6,147	172,172
	Euwax AG	17,978	1,220,218
*	Evotec AG	1,165,338	3,901,874
#	Fielmann AG	52,283	5,493,398
*	First Sensor AG	3,931	54,693
*	FJA AG	217	463
#	Freenet AG	372,758	4,805,524
#	Fuchs Petrolub AG	139,623	6,591,425
#*	GAGFAH SA	281,532	1,803,131
	GBW AG	28,417	673,744
	Gerresheimer AG	89,828	3,980,890
	Gerry Weber International AG	89,108	2,766,373
*	Gesco AG	10,010	807,227
	GFK SE	72,083	3,333,216
	GFT Technologies AG	66,050	251,872
#*	Gigaset AG	125,274	447,806
*	Gildemeister AG	120,934	1,756,181
#*	Grammer AG	32,013	586,614
	Grenkeleasing AG	33,471	1,842,093
	H&R AG	21,428	467,355
	Hamborner REIT AG	28,257	245,966
#	Hamburger Hafen und Logistik AG	55,006	1,691,178
#*	Hansa Group AG	146,815	807,804
	Hawesko Holding AG	19,463	899,359
#*	Heidelberger Druckmaschinen AG	734,833	1,443,449
*	Homag Group AG	13,586	158,895
*	IKB Deutsche Industriebank AG	21,843	14,840
	Indus Holding AG	45,532	1,188,274
	Innovation in Traffic Systems AG	23,949	569,632
#	Interseroh SE	21,642	1,517,948
#*	Intershop Communications AG	62,598	211,747
	Isra Vision Systems AG	10,917	241,656
*	IVG Immobilien AG	480,972	2,143,529
*	Jenoptik AG	162,963	1,076,789
*	Kampa AG	35,505	3,193
	Kloeckner & Co. SE	341,221	5,085,802
#	Koenig & Bauer AG	6,358	99,664
	Kontron AG	189,937	1,344,350
#	Krones AG	72,618	3,701,907
	KSB AG	3,584	2,270,480
#*	Kuka AG	102,786	1,955,717
	KWS Saat AG	17,224	3,512,270
	Leifheit AG	12,500	286,178
	Leoni AG	115,635	4,827,488
*	Loewe AG	25,187	109,636
#	LPKF Laser & Electronics AG	20,347	287,806
#*	Manz AG	5,470	164,546
#*	Masterflex AG	19,347	138,096
*	Maxdata Computer AG	94,120	15,758
	Mediclin AG	119,554	619,472

9

The Continental Small Company Series
continued

		SHARES	VALUE††
GERMANY — (Continued)
#*	Medigene AG	87,499	$117,182
#	Mensch und Maschine Software AG	27,532	188,118
#	MLP AG	216,957	1,459,522
*	Mobotix AG	562	50,119
*	Mologen AG	24,513	249,631
*	Morphosys AG	62,322	1,518,325
#*	MPC Muenchmeyer Petersen Capital AG	5,101	13,949
	MTU Aero Engines Holding AG	176,697	11,832,506
#	Muehlbauer Holding & Co. AG	14,905	567,892
#	MVV Energie AG	114,055	3,783,688
	Nemetschek AG	24,668	948,576
*	Nexus AG	33,813	319,348
#*	Nordex SE	126,718	783,583
#	OHB AG	35,659	615,302
	Oldenburgische Landesbank AG	4,234	178,050
	P&I Personal & Informatik AG	17,889	653,220
*	Patrizia Immobilien AG	34,823	190,877
	Pfeiffer Vacuum Technology AG	34,071	3,443,404
*	Pfleiderer AG	108,541	57,393
#*	Phoenix Solar AG	15,055	105,587
	PNE Wind AG	167,451	377,286
#	Praktiker AG	195,237	772,922
	Progress-Werk Oberkirch AG	6,250	282,853
#	PSI AG Gesellschaft Fuer Produkte und Systeme der
	Informationstechnologie	30,993	729,187
	PVA TePla AG	46,019	226,459
#*	Q-Cells SE	226,583	224,988
*	QSC AG	306,094	1,006,197
	R Stahl AG	14,410	471,760
#	Rational AG	15,420	3,550,159
*	REALTECH AG	13,541	108,061
	Renk AG	18,838	1,757,478
	Repower Systems SE	4,765	943,176
	Rheinmetall AG	126,352	6,700,932
	Rhoen-Klinikum AG	406,308	8,107,235
*	Roth & Rau AG	216	6,538
	Ruecker AG	18,949	256,202
	S.A.G. Solarstrom AG	21,788	103,389
*	SAF-Holland SA	54,481	335,967
	Schaltbau Holding AG	1,557	164,894
*	Sedo Holding AG	69,691	212,626
	Sektkellerei Schloss Wachenheim AG	14,520	148,608
*	SER Systems AG	9,400	221
#*	SGL Carbon SE	229,387	14,257,094
#*	Singulus Technologies AG	236,814	900,922
	Sinner AG	2,660	51,872
	Sixt AG	81,198	1,705,464
*	SKW Stahl-Metallurgie Holding AG	14,708	296,064
*	Sky Deutschland AG	1,051,866	3,099,550
*	SM Wirtschaftsberatungs AG	18,841	123,182
#*	SMA Solar Technology AG	13,470	809,594
#*	SMT Scharf AG	942	27,012
	Software AG	192,899	7,988,782
#*	Solar Millennium AG	34,471	109,214
*	Solar-Fabrik AG	13,966	45,826
#	Solarworld AG	285,203	1,391,755
*	Solon SE	24,350	44,513
	Stada Arzneimittel AG	185,987	4,492,842
	STINAG Stuttgart Invest AG	35,003	772,648
	Stoehr & Co. AG	6,000	27,892
	STRATEC Biomedical AG	27,909	1,133,004
*	Sunways AG	15,188	45,890

10

The Continental Small Company Series
continued

		SHARES	VALUE††
GERMANY — (Continued)
#*	Suss Microtec AG	59,969	$628,585
	Symrise AG	330,233	8,548,072
	Syzygy AG	30,656	143,426
*	TAG Immobilien AG	137,518	1,174,133
	Takkt AG	126,507	1,608,901
*	TDS Informationstechnologie AG	89,063	506,290
	Telegate AG	16,807	136,537
*	Tipp24 SE	7,589	353,250
#*	Tom Tailor Holding AG	6,943	108,028
	Tomorrow Focus AG	113,715	605,594
#*	TUI AG	468,655	3,056,971
	UMS United Medical Systems International AG	7,531	63,493
	UmweltBank AG	17,805	587,925
	United Internet AG	11,771	231,962
	VBH Holding AG	9,415	47,647
#*	Verbio AG	50,804	235,272
#	Vossloh AG	37,975	3,970,068
	VTG AG	28,856	578,606
#	Wacker Neuson SE	42,575	529,689
*	Wanderer-Werke AG	7,903	774
	Washtec AG	1,318	16,738
	Wincor Nixdorf AG	119,287	6,679,841
	Wirecard AG	284,730	4,528,892
	Wuerttembergische Lebensversicherung AG	27,308	553,478
	Wuerttembergische Metallwarenfabrik AG	29,451	1,153,409
#	XING AG	5,288	442,458
	Zhongde Waste Technology AG	4,008	29,905
#*	zooplus AG	2,612	215,522
TOTAL GERMANY			293,206,690

GREECE — (1.9%)
*	Aegean Airlines S.A.	5,746	12,689
*	Aegek S.A.	120,000	13,791
*	Agricultural Bank of Greece S.A.	75,249	25,128
*	Alfa Alfa Energy S.A.	3,810	7,328
*	Alpha Bank A.E	584,671	777,542
*	Alumil Aluminum Industry S.A.	48,665	19,558
*	Alysida S.A.	2,376	6,546
*	Anek Lines S.A.	504,442	68,374
*	Astir Palace Hotels S.A.	93,886	245,842
*	Athens Medical Center S.A.	150,874	70,435
*	Atlantic Supermarkets S.A.	34,730	3,844
*	Attica Bank S.A.	184,869	57,388
*	Atti-Kat S.A.	56,554	1,562
*	Autohellas S.A.	83,520	145,437
*	Babis Vovos International Construction S.A.	59,807	37,814
*	Balafas S.A.	15,200	3,996
*	Balkan Real Estate S.A.	5,450	2,839
*	Bank of Cyprus Public Co., Ltd. S.A.	2,310,600	3,164,144
	Bank of Greece S.A.	133,571	2,733,471
*	Daios Plastics S.A.	16,350	138,003
*	Diagnostic & Therapeutic Center of Athens Hygeia S.A.	275,576	113,477
*	EFG Eurobank Ergasias S.A.	971,907	892,581
*	Elastron S.A.	97,711	59,022
*	ElbisCo. Holding S.A.	28,098	20,962
	Elektrak S.A.	37,647	77,653
*	Elektroniki Athinon S.A.	22,490	2,816
	Ellaktor S.A.	522,735	973,263
*	Elval - Hellenic Aluminium Industry S.A.	28,590	54,908
*	Etma Rayon S.A.	11,242	21,933
	Euro Reliance General Insurance Co. S.A.	54,730	31,601

11

The Continental Small Company Series
continued

		SHARES	VALUE††
GREECE — (Continued)
*	Euromedica S.A.	33,079	$16,962
	EYDAP Athens Water Supply & Sewage Co. S.A.	108,270	444,878
*	F.G. Europe S.A.	4,536	2,798
*	Folli Follie Group S.A.	115,021	1,385,132
*	Forthnet S.A.	254,703	55,460
*	Fourlis Holdings S.A.	146,787	632,380
	Frigoglass S.A.	112,792	887,078
	GEK Terna S.A.	296,155	408,024
*	Geniki Bank S.A.	31,074	12,189
*	Halkor S.A.	226,556	210,248
*	Hellenic Cables S.A.	65,236	133,636
	Hellenic Exchanges S.A.	251,904	1,230,463
	Hellenic Petroleum S.A.	324,378	2,842,377
*	Hellenic Sugar Industry S.A.	78,005	110,069
*	Hellenic Telecommunication Organization Co. S.A.	233,793	1,286,395
*	Heracles General Cement Co. S.A.	77,436	222,291
*	Iaso S.A.	206,042	210,234
	Inform P. Lykos S.A.	32,660	34,198
*	Informatics S.A.	3,778	1,621
*	Intracom Holdings S.A.	315,975	109,416
*	Intracom Technical & Steel Constructions S.A.	75,202	45,000
	Intralot S.A.-Integrated Lottery Systems & Services	431,249	619,603
*	Ionian Hotel Enterprises S.A.	16,914	327,605
*	Ipirotiki Software & Publications S.A.	22,110	59,352
	JUMBO S.A.	277,018	1,501,458
	Karelia Tobacco Co., Inc. S.A.	5,787	463,660
*	Kathimerini Publishing S.A.	47,170	209,162
*	Lambrakis Press S.A.	115,149	17,343
*	Lamda Development S.A.	905	3,572
*	Lan-Net S.A.	12,688	21,068
*	Lavipharm S.A.	65,331	21,541
	Loulis Mills S.A.	41,702	84,062
*	Marfin Investment Group S.A.	2,342,108	1,269,365
*	Marfin Popular Bank PCL	3,674,665	1,253,209
	Metka S.A.	99,168	927,459
*	Michaniki S.A.	158,545	30,228
	Motor Oil (Hellas) Corinth Refineries S.A.	184,802	1,662,678
*	Mytilineos Holdings S.A.	340,799	1,575,081
*	Neorion Holdings S.A.	14,991	1,694
	OPAP S.A.	4,388	50,679
*	Pegasus Publishing S.A.	94,144	65,667
*	Piraeus Bank S.A.	4,630,988	1,320,799
	Piraeus Port Authority S.A.	19,885	320,580
*	Promota Hellas S.A.	8,860	2,820
*	Proton Bank S.A.	141,214	—
	Public Power Corp. S.A.	306,969	2,618,062
*	Real Estate Development & Services S.A.	94,497	86,541
	S&B Industrial Minerals S.A.	68,336	372,538
*	Sarantis S.A.	74,884	214,257
*	Selected Textile S.A.	67,947	33,585
*	Sfakianakis S.A.	17,776	25,622
*	Sidenor Steel Products Manufacturing Co. S.A.	203,373	496,523
*	Spyroy Agricultural Products S.A.	61,348	34,568
*	T Bank S.A.	228,007	5,885
*	Technical Olympic S.A.	2,237	4,108
*	Teletypos S.A. Mega Channel	77,669	50,665
	Terna Energy S.A.	118,894	299,575
*	Themeliodomi S.A.	37,422	19,159
	Thessaloniki Port Authority S.A.	6,936	98,834
	Thessaloniki Water Supply & Sewage Co. S.A.	11,146	47,899
	Thrace Plastics Co. S.A.	102,616	62,766

12

The Continental Small Company Series
continued

		SHARES	VALUE††
GREECE — (Continued)
	Titan Cement Co. S.A.	190,572	$3,680,333
*	TT Hellenic Postbank S.A.	695,353	342,657
*	Varvaressos S.A. European Spinning Mills	36,350	3,687
*	ViohalCo. S.A.	603,593	2,714,599
TOTAL GREECE			43,085,344

IRELAND — (2.9%)
	Abbey P.L.C.	84,370	617,526
*	Aer Lingus Group P.L.C.	763,185	760,367
*	Allied Irish Banks P.L.C.	279,051	38,612
*	Aminex P.L.C.	496,086	27,240
	C&C Group P.L.C. (B010DT8)	399,607	1,597,731
	C&C Group P.L.C. (B011Y09)	1,014,594	4,086,189
	DCC P.L.C.	308,989	8,564,908
	DCC P.L.C. (4189477)	18,170	502,707
	Donegal Creameries P.L.C.	26,085	123,060
	Dragon Oil P.L.C.	1,339,680	12,083,896
*	Elan Corp. P.L.C.	74,754	886,522
	FBD Holdings P.L.C.	125,728	1,122,829
	Fyffes P.L.C.	1,020,533	560,501
	Glanbia P.L.C. (0066950)	700,613	4,558,021
	Glanbia P.L.C. (4058629)	69,229	451,926
	Grafton Group P.L.C.	555,000	2,141,482
	Greencore Group P.L.C. (0386410)	1,129,199	1,139,245
	Greencore Group P.L.C. (5013832)	347,358	348,130
	IFG Group P.L.C.	337,495	521,977
*	Independent News & Media P.L.C. (B59HWB1)	387,242	148,084
*	Independent News & Media P.L.C. (B5TR5N4)	318,060	122,262
	Irish Continental Group P.L.C.	91,000	1,859,741
*	Kenmare Resources P.L.C. (0487948)	4,136,548	2,736,956
*	Kenmare Resources P.L.C. (4490737)	314,971	203,742
	Kingspan Group P.L.C. (0492793)	351,640	3,127,188
	Kingspan Group P.L.C. (4491235)	66,637	592,012
*	McInerney Holdings P.L.C.	697,135	38,199
	Paddy Power P.L.C.	180,573	9,997,277
	Paddy Power P.L.C. (4828974)	10,071	553,966
*	Providence Resources P.L.C.	62,580	182,712
*	Smurfit Kappa Group P.L.C.	456,586	3,131,024
	Total Produce P.L.C.	871,395	461,084
	United Drug P.L.C. (3302480)	820,214	2,555,475
*	United Drug P.L.C. (3335969)	53,080	163,805
TOTAL IRELAND			66,006,396

ISRAEL — (2.4%)
*	Africa Israel Investments, Ltd.	254,834	1,034,089
*	Africa Israel Properties, Ltd.	31,703	310,312
	Africa Israel Residences, Ltd.	594	6,855
*	Airport City, Ltd.	54,010	235,029
	Alon Holdings Blue Square Israel, Ltd.	44,917	264,107
*	AL-ROV Israel, Ltd.	15,025	380,219
	Alrov Properties & Lodgings, Ltd.	3,721	63,597
*	Alvarion, Ltd.	186,966	216,515
	Amot Investments, Ltd.	65,457	179,523
*	AudioCodes, Ltd.	159,083	565,068
	Avgol Industries 1953, Ltd.	166,877	128,612
*	Azorim Investment Development & Construction Co., Ltd.	189	306
	Bayside Land Corp.	2,122	453,461
*	Big Shopping Centers 2004, Ltd.	1,832	41,405
*	Biocell, Ltd.	16,731	120,160
*	BioLineRX, Ltd.	535,468	208,989
*	Blue Square Real Estate, Ltd.	3,782	76,007

13

The Continental Small Company Series
continued

		SHARES	VALUE††
ISRAEL — (Continued)
	British Israel Investments, Ltd.	27,461	$98,021
*	Ceragon Networks, Ltd.	18,636	188,088
*	Clal Biotechnology Industries, Ltd.	146,663	768,797
	Clal Industries & Investments, Ltd.	285,112	1,344,286
	Clal Insurance Enterprises Holdings, Ltd.	83,321	1,449,025
*	Compugen, Ltd.	27,479	116,894
	Delek Automotive Systems, Ltd.	107,838	825,670
	Delta-Galil Industries, Ltd.	14,983	96,621
	Direct Insurance - I.D.I. Insurance Co., Ltd.	30,880	69,747
	DS Apex Holdings, Ltd.	38,130	191,962
*	El Al Israel Airlines, Ltd.	738,714	150,487
*	Elbit Medical Imaging, Ltd.	53,265	243,918
*	Electra Real Estate, Ltd.	19,237	62,219
	Electra, Ltd.	4,994	481,773
*	Elron Electronic Industries, Ltd.	57,768	229,334
*	Evogene, Ltd.	54,299	221,869
*	EZchip Semiconductor, Ltd.	49,025	1,750,412
*	First International Bank of Israel, Ltd.	98,118	1,022,471
	FMS Enterprises Migun, Ltd.	10,300	182,530
	Formula Systems (1985), Ltd.	36,549	567,191
	Frutarom Industries, Ltd.	162,348	1,492,233
	Fundtech, Ltd.	10,817	246,915
*	Gilat Satellite Networks, Ltd.	73,122	281,937
*	Given Imaging, Ltd.	31,987	489,864
	Golf & Co., Ltd.	57,649	258,994
	Granite Hacarmel Investments, Ltd.	144,714	230,346
*	Hadera Paper, Ltd.	9,516	461,070
	Harel Insurance Investments & Finances, Ltd.	34,332	1,484,675
*	Hot Telecommunications Systems, Ltd.	92,836	1,219,074
*	Industrial Building Corp., Ltd.	195,485	334,312
*	Israel Cold Storage & Supply Co., Ltd.	1,076	12,000
*	Israel Discount Bank, Ltd. Series A	971,957	1,606,586
	Israel Land Development Co., Ltd. (The)	22,615	162,064
	Ituran Location & Control, Ltd.	84,441	1,098,297
*	Jerusalem Oil Exploration, Ltd.	29,594	458,205
*	Kamada, Ltd.	110,315	670,511
	Kardan Vehicle, Ltd.	293	2,184
#*	Kardan Yazamut	95,268	18,922
	Maabarot Products, Ltd.	21,999	206,094
*	Magic Software Enterprises, Ltd.	3,179	15,573
	Matrix IT, Ltd.	171,428	882,985
	Melisron, Ltd.	29,510	504,434
*	Mellanox Technologies, Ltd.	84,859	2,691,458
*	Menorah Mivtachim Holdings, Ltd.	101,061	910,500
	Migdal Insurance & Financial Holding, Ltd.	934,324	1,347,925
	Mizrahi Tefahot Bank, Ltd.	163,782	1,409,308
*	Naphtha Israel Petroleum Corp., Ltd.	103,666	335,785
*	Neto Me Holdings, Ltd.	5,411	253,048
*	NICE Systems, Ltd.	32,666	1,163,358
*	NICE Systems, Ltd. Sponsored ADR	66,570	2,380,543
*	Nitsba Holdings 1995, Ltd.	72,932	624,071
*	Oil Refineries, Ltd.	3,239,580	1,858,336
*	Orckit Communications, Ltd.	29,866	41,680
	Ormat Industries, Ltd.	293,852	1,782,334
	Osem Investments, Ltd.	101,782	1,410,121
	Paz Oil Co., Ltd.	12,287	1,745,239
	Phoenix Holdings, Ltd. (The)	195,715	536,603
	Plasson Industries, Ltd.	3,838	88,756
*	RADVision, Ltd.	20,382	104,720
	Rami Levi Chain Stores Hashikma Marketing 2006, Ltd.	27,880	915,597
*	Retalix, Ltd.	65,875	976,818

14

The Continental Small Company Series
continued

		SHARES	VALUE††
ISRAEL — (Continued)
	Scailex Corp, Ltd.	29,002	$239,584
	Shikun & Binui, Ltd.	794,937	1,574,995
*	Space Communication, Ltd.	11,241	176,809
*	Strauss Group, Ltd.	122,758	1,612,205
*	Suny Electronic, Ltd.	33,820	194,460
	Super-Sol, Ltd. Series B	368,517	1,589,740
*	Tower Semiconductor, Ltd.	1,325,086	1,060,838
	Union Bank of Israel, Ltd.	130,630	482,828
TOTAL ISRAEL			53,990,503

ITALY — (7.1%)
	ACEA SpA	280,731	2,128,447
	Acegas-APS SpA	110,973	577,582
*	Acotel Group SpA	810	30,449
*	Aedes SpA	1,412,879	163,532
#*	Aeffe SpA	76,830	68,342
	Aeroporto de Firenze SpA	17,399	219,810
#	Alerion Cleanpower SpA	67,767	443,448
#	Amplifon SpA	189,650	911,223
	Ansaldo STS SpA	321,559	3,401,940
	Arnoldo Mondadori Editore SpA	392,186	805,488
	Ascopiave SpA	137,754	281,182
	Astaldi SpA	228,281	1,343,734
	Autogrill SpA	397,526	4,597,612
	Azimut Holding SpA	454,770	3,544,836
	Banca Carige SpA	15,054	29,424
	Banca Finnat Euramerica SpA	685,945	324,098
#	Banca Generali SpA	140,519	1,404,887
	Banca IFIS SpA	102,347	589,422
#	Banca Piccolo Credito Valtellinese Scarl	803,224	2,329,317
#	Banca Popolare dell’Emilia Romagna Scarl	727,034	5,862,015
*	Banca Popolare dell’Etruria e del Lazio Scarl	101,302	198,959
#*	Banca Popolare di Milano Scarl	1,769,606	1,089,018
#	Banca Popolare di Sondrio Scarl	922,722	7,039,189
	Banca Profilo SpA	564,974	220,320
	Banco di Desio e della Brianza SpA	232,296	993,539
#	Banco Popolare Scarl	1,470,932	2,183,024
#	BasicNet SpA	105,627	335,023
	Beghelli SpA	427,981	289,407
#	Benetton Group SpA	220,256	1,267,220
*	Biesse SpA	54,004	287,533
	Bonifica Terreni Ferraresi e Imprese Agricole SpA	10,867	336,307
	Brembo SpA	162,145	1,726,161
*	Brioschi Sviluppo Immobiliare SpA	174,780	28,970
*	Buongiorno SpA	395,420	552,002
#*	Buzzi Unicem SpA	284,221	2,598,627
#	C.I.R. SpA - Compagnie Industriali Riunite	1,614,226	3,227,320
	Cairo Communication SpA	28,815	115,978
	Caltagirone Editore SpA	6,120	10,906
	Caltagirone SpA	246,310	511,017
*	Carraro SpA	113,633	365,322
	Cembre SpA	40,330	411,439
	Cementir Holding SpA	336,239	787,937
*	Class Editore SpA	165,655	77,677
	Credito Artigiano SpA	361,183	449,725
#	Credito Bergamasco SpA	129,374	3,607,577
	Credito Emiliano SpA	376,390	1,600,976
	CSP International Fashion Group SpA	13,481	16,365
*	Dada SpA	6,181	19,760
*	d’Amico International Shipping S.A.	133,519	106,589
#	Danieli & Co. SpA	58,099	1,472,262

15

The Continental Small Company Series
continued

		SHARES	VALUE††
ITALY — (Continued)
	Datalogic SpA	37,322	$279,272
	Davide Campari - Milano SpA	990,609	7,652,926
*	DeA Capital SpA	243,327	508,563
	De’Longhi SpA	305,654	3,340,205
	DiaSorin SpA	77,818	2,519,016
*	Digital Multimedia Technologies SpA	39,294	976,316
*	EEMS Italia SpA	110,285	116,037
	Elica SpA	44,844	63,993
	Emak SpA	57,399	190,515
	Engineering Ingegneria Informatica SpA	9,609	316,047
#	ERG SpA	242,145	2,979,223
#*	ErgyCapital SpA	5,992	2,802
	Esprinet SpA	104,855	429,422
#*	Eurotech SpA	103,698	247,140
#	Falck Renewables SpA	452,790	514,919
#*	Fiera Milano SpA	37,863	205,156
*	Fondiaria - Sai SpA	366,128	804,393
*	Gas Plus SpA	975	8,685
	Gefran SpA	32,485	159,462
#*	Gemina SpA	2,562,430	2,181,183
#	Geox SpA	305,569	1,218,886
*	Gruppo Ceramiche Ricchetti SpA	100,487	23,634
	Gruppo Editoriale L’Espresso SpA	670,242	1,183,843
	Gruppo MutuiOnline SpA	13,650	76,498
	Hera SpA	1,822,830	2,980,482
*	I Grandi Viaggi SpA	98,547	99,939
	Immsi SpA	743,533	643,590
	Impregilo SpA	1,243,552	3,657,642
	Indesit Co. SpA	185,473	1,266,328
	Industria Macchine Automatiche SpA	58,626	1,148,292
	Industria Romagnola Conduttori Elettrici SpA	43,452	120,614
	Intek SpA	267,440	141,990
	Interpump Group SpA	255,327	1,637,312
	Iren SpA	1,758,434	2,126,950
	Isagro SpA	10,591	42,951
#	Italcementi SpA	279,135	1,856,294
	Italmobiliare SpA	46,873	1,312,573
#*	Juventus Football Club SpA	165,717	137,781
*	Kerself SpA	38,610	91,300
	KME Group SpA	1,654,192	749,042
#	Landi Renzo SpA	203,171	414,532
*	Lottomatica SpA	177,645	3,391,231
#	Maire Tecnimont SpA	601,549	991,702
#	Marcolin SpA	60,205	324,783
#*	Mariella Burani SpA	32,721	—
	Marr SpA	132,607	1,422,132
*	Mediolanum SpA	634,523	2,431,848
#*	Milano Assicurazioni SpA	1,476,243	629,543
*	Monrif SpA	315,834	152,802
	Montefibre SpA	135,004	24,463
	Nice SpA	40,071	152,788
*	Pagnossin SpA	9,000	—
*	PanariaGroup Industrie Ceramiche SpA	42,000	62,431
	Piaggio & C. SpA	511,332	1,699,430
*	Pininfarina SpA	82,321	358,312
	Piquadro SpA	7,354	19,107
	Pirelli & Co. SpA	657,369	5,801,554
*	Poltrona Frau SpA	140,932	169,192
*	Prelios SpA	2,389,900	701,391
#*	Premafin Finanziaria SpA	961,257	311,954
	Prysmian SpA	653,038	9,872,100

16

The Continental Small Company Series
continued

		SHARES	VALUE††
ITALY — (Continued)
#*	RCS MediaGroup SpA	257,601	$247,592
	Recordati SpA	408,182	3,553,480
	Reply SpA	8,854	206,486
*	Retelit SpA	113,922	55,595
*	Richard-Ginori 1735 SpA	14,080	5,777
	Sabaf SpA	24,109	462,369
	SAES Getters SpA	30,068	256,967
*	Safilo Group SpA	140,163	1,161,447
*	Saras SpA	1,269,180	2,086,954
	SAVE SpA	5,818	53,013
	Screen Service Broadcasting Technologies SpA	152,715	74,504
#*	Seat Pagine Gialle SpA	2,988,837	162,776
*	Snai SpA	2,304	7,257
	Societa Cattolica di Assicurazioni Scrl	180,734	4,023,189
	Societa Iniziative Autostradali e Servizi SpA	217,716	1,799,340
	Sogefi SpA	186,290	645,002
	Sol SpA	166,511	1,041,883
*	Sorin SpA	1,139,193	2,381,133
#*	Stefanel SpA	112,528	56,388
	Tamburi Investment Partners SpA	36,591	74,511
#*	Telecom Italia Media SpA	1,206,455	279,265
#*	Tiscali SpA	3,437,478	237,543
	Tod’s SpA	47,508	4,742,258
#	Trevi Finanziaria SpA	138,583	1,545,232
*	Uni Land SpA	51,835	36,149
*	Unipol Gruppo Finanziario SpA	3,245,411	1,330,744
	Vianini Industria SpA	59,070	95,776
	Vianini Lavori SpA	175,180	953,600
	Vittoria Assicurazioni SpA	121,346	514,138
#*	Yoox SpA	101,604	1,454,911
	Zignago Vetro SpA	28,411	189,143
TOTAL ITALY			163,659,870

NETHERLANDS — (4.6%)
	Aalberts Industries NV	384,012	6,753,750
	Accell Group NV	78,668	1,775,677
*	AFC Ajax NV	18,134	167,210
#*	AMG Advanced Metallurgical Group NV	103,749	1,282,116
#	Amsterdam Commodities NV	60,751	865,957
#	Arcadis NV	193,913	3,803,206
#	ASM International NV	205,174	5,776,428
*	Atag Group NV	4,630	1,858
	Batenburg Beheer NV	10,306	270,948
#	BE Semiconductor Industries NV	136,793	925,503
	Beter Bed Holding NV	72,418	1,491,883
*	BinckBank NV	184,527	2,140,578
	Brunel International NV	51,660	1,858,191
*	Crown Van Gelder NV	17,892	99,969
	CSM NV	271,908	3,984,958
	Delta Lloyd NV	81,014	1,422,564
	DOCdata NV	22,463	371,214
	Exact Holding NV	61,464	1,622,329
	Fornix Biosciences NV	22,083	17,869
#	Grontmij NV	77,715	1,213,909
	Heijmans NV	66,281	1,016,525
	Hunter Douglas NV	3,870	177,370
#	Imtech NV	272,621	8,053,728
#*	Kardan NV	97,650	309,421
	KAS Bank NV	50,870	625,853
#	Kendrion NV	39,829	1,016,312
	Koninklijke Bam Groep NV	876,605	3,641,267

17

The Continental Small Company Series
continued

		SHARES	VALUE††
NETHERLANDS — (Continued)
	Koninklijke Ten Cate NV	110,282	$3,785,891
*	Koninklijke Wessanen NV	300,030	1,497,696
#*	LBi International NV	148,925	321,706
	Macintosh Retail Group NV	51,332	820,320
	Mediq NV	247,085	3,921,288
#	Nederlandsche Apparatenfabriek NV	28,810	818,076
	Nutreco NV	145,366	9,658,003
#*	Ordina NV	192,481	346,214
#*	Pharming Group NV	1,152,540	144,135
	PostNL NV	539,573	2,732,069
*	Punch Graphix NV	60,525	234,771
*	Qurius NV	233,092	52,115
*	Roto Smeets Group NV	11,826	138,231
	Royal Reesink NV	1,428	152,126
	SBM Offshore NV	563,703	12,385,902
	Sligro Food Group NV	98,516	3,224,648
*	SNS Reaal Groep NV	507,589	1,414,884
#	Stern Groep NV	1,274	38,262
	Telegraaf Media Groep NV	163,704	2,249,826
	TKH Group NV	129,083	3,182,637
#*	TomTom NV	547,355	2,730,674
	Unit 4 NV	83,556	2,365,988
	USG People NV	237,495	2,103,513
*	Wavin NV	168,212	1,245,448
TOTAL NETHERLANDS			106,251,016

NORWAY — (2.8%)
#	ABG Sundal Collier Holding ASA	743,363	535,122
#	Acta Holding ASA	588,069	156,798
	AF Gruppen ASA	2,718	22,826
	Aker ASA Series A	2,312	65,632
#	Aktiv Kapital ASA	82,564	457,575
*	Algeta ASA	77,466	2,698,938
	Arendals Fosse Kompani ASA	100	29,588
	Atea ASA	246,557	2,176,477
	Austevoll Seafood ASA	240,343	946,860
	Bonheur ASA	68,100	1,513,613
	BW Offshore, Ltd. ASA	1,004,602	1,875,108
#	BWG Homes ASA	241,807	554,373
*	Camillo Eitze & Co. ASA	58,200	8,363
*	Cermaq ASA	265,931	2,949,686
*	Clavis Pharma ASA	21,574	162,834
*	Copeinca ASA	76,559	494,036
*	Deep Sea Supply P.L.C.	337,427	485,507
#*	Det Norske Oljeselskap ASA	169,996	2,525,116
#*	DNO International ASA	3,379,836	3,951,697
*	Dockwise, Ltd.	43,489	708,432
*	DOF ASA	143,497	678,736
*	EDB ErgoGroup ASA	266,739	502,911
*	Eitzen Chemical ASA	297,422	13,351
	Ekornes ASA	109,590	2,233,718
*	Electromagnetic GeoServices ASA	326,537	799,761
*	Eltek ASA	1,292,456	739,558
	Farstad Shipping ASA	59,843	1,636,954
*	Fornebu Utvikling ASA	120,455	37,084
#*	Frontline, Ltd. ASA	60,211	306,393
	Ganger Rolf ASA	54,510	1,063,681
	Golar LNG, Ltd.	27,613	1,102,713
#	Golden Ocean Group, Ltd.	863,548	665,497
#*	Grieg Seafood ASA	122,305	84,642
#*	Havila Shipping ASA	22,400	164,608

18

The Continental Small Company Series
continued

		SHARES	VALUE††
NORWAY — (Continued)
#*	Hurtigruten ASA	608,100	$356,974
*	Intex Resources ASA	45,445	35,782
*	Kongsberg Automotive Holding ASA	1,766,658	636,864
	Kongsberg Gruppen ASA	26,196	561,514
*	Kverneland ASA	423,895	394,540
	Leroey Seafood Group ASA	39,304	608,181
*	Natural ASA	388,026	107,494
#	Nordic Semiconductor ASA	537,446	1,335,778
#*	Norse Energy Corp. ASA	1,872,731	90,059
#*	Norske Skogindustrier ASA Series A	541,477	304,776
	Northern Offshore, Ltd.	182,074	354,564
#*	Norwegian Air Shuttle ASA	75,844	992,473
#*	Norwegian Energy Co.	720,771	772,986
*	Odfjell ASA Series A	138,810	886,149
	Olav Thon Eiendomsselskap ASA	12,960	1,861,003
*	Opera Software ASA	295,148	1,328,200
#*	Panoro Energy ASA	122,537	116,116
*	PCI Biotech ASA	3,357	22,535
*	Petrolia ASA	707,748	71,167
#*	Photocure ASA	33,562	222,648
*	Pronova BioPharma ASA	669,131	601,362
	Prosafe ASA	594,067	4,490,405
*	Q-Free ASA	81,437	277,837
	Salmar ASA	16,094	97,689
*	Scana Industrier ASA	319,755	122,590
*	Seabird Exploration P.L.C.	215,858	12,647
#*	Sevan Marine ASA	2,385,768	119,313
*	Siem Offshore, Inc. ASA	319,069	525,076
	Solstad Offshore ASA	57,727	859,164
*	Songa Offshore SE	845,806	3,384,848
	SpareBanken 1 SMN	273,273	2,171,054
	Stolt-Nielsen, Ltd.	20,635	408,078
#	Tomra Systems ASA	619,160	4,540,005
*	TTS Marine ASA	75,639	126,619
	Veidekke ASA	327,908	2,257,287
	Wilh Wilhelmsen Holding ASA	62,749	1,518,111
TOTAL NORWAY			64,920,076

PORTUGAL — (0.9%)
#	Altri SGPS SA	441,547	720,999
#*	Banco BPI SA	1,997,111	1,363,711
#*	Banco Comercial Portugues SA	8,314,951	1,759,203
*	Banif SGPS SA	556,422	243,590
#*	Brisa SA	680,569	2,316,341
	Corticeira Amorim SGPS SA	223,729	367,350
	Ibersol SGPS SA	20,401	145,513
*	Impresa SGPS SA	369,303	224,505
*	Investimentos Participacoes e Gestao SA	232,518	51,478
#	Mota-Engil SGPS SA	359,581	511,963
	Novabase SGPS SA	65,729	201,647
*	ParaRede SGPS SA	66,955	13,944
	Portucel-Empresa Produtora de Pasta de Papel SA	815,988	2,047,587
	Redes Energeticas Nacionais SA	647,384	1,872,701
*	Sag Gest - Solucoes Automovel Globais SGPS SA	251,556	167,077
	Sociedade de Investimento e Gestao SGPS SA	267,754	2,015,723
*	Sonae Capital SGPS SA	41,386	13,641
#*	Sonae Industria SGPS SA	443,755	468,773
	Sonae SGPS SA	2,981,987	2,147,036
	Sonaecom SGPS SA	565,634	1,010,176
*	Sumol & Compal SA	67,967	116,884
	Teixeira Duarte SA	734,737	202,102

19

The Continental Small Company Series
continued

		SHARES	VALUE††
PORTUGAL — (Continued)
	Toyota Caetano Portugal SA	53,308	$274,396
#	Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS SA	621,293	1,934,469
TOTAL PORTUGAL			20,190,809

SPAIN — (5.4%)
#	Abengoa SA	168,206	3,907,675
*	Adolfo Dominguez SA	20,351	165,367
#	Almirall SA	176,170	1,310,746
#*	Amper SA	96,925	292,226
#	Antena 3 de Television SA	279,539	1,673,804
*	Azkoyen SA	70,532	165,328
	Banco de Sabadell SA Convertible Shares	212,446	180,786
#*	Banco de Valencia SA	535,721	653,874
#	Banco Pastor SA	343,327	1,612,771
#	Bankinter SA	1,006,147	6,142,583
*	Baron de Ley SA	13,910	837,884
#	Bolsas y Mercados Espanoles SA	236,082	6,761,301
#	Caja de Ahorros del Mediterraneo SA	116,412	225,159
	Campofrio Food Group SA	95,179	808,811
#*	Cementos Portland Valderrivas SA	45,565	630,875
#*	Cie Automotive SA	114,494	946,543
#*	Codere SA	64,206	734,306
	Compania Vinicola del Norte de Espana SA	16,119	334,398
	Construcciones y Auxiliar de Ferrocarriles SA	7,518	3,987,969
*	Corporacion Dermoestetica SA	21,236	23,948
#*	Deoleo SA	1,371,618	689,867
	Dinamia Capital Privado Sociedad de Capital Riesgo SA	19,817	114,501
*	Dinamia Capital Privado Sociedad de Capital Riesgo SA Issue-11 Shares	396	2,279
	Duro Felguera SA	276,209	1,847,835
	Ebro Foods SA	340,839	6,906,928
#	Elecnor SA	198,254	2,689,202
*	Ercros SA	291,279	354,757
#	Faes Farma SA	602,381	1,233,624
*	Fersa Energias Renovables SA	87,062	97,248
	Fluidra SA	51,323	170,951
#	Fomento de Construcciones y Contratas SA	69,047	1,787,511
	Gamesa Corp. Tecnologica SA	1,081,002	5,220,452
#*	General de Alquiler de Maquinaria SA	32,241	27,159
#*	Grifols SA	457,616	8,508,217
	Grupo Catalana Occidente SA	166,328	3,065,280
#	Grupo Empresarial Ence SA	867,472	2,571,330
*	Grupo Ezentis SA	1,009,562	205,531
*	Grupo Tavex SA	244,131	129,098
	Iberpapel Gestion SA	25,850	480,563
#	Indra Sistemas SA	371,374	6,222,848
#*	Inmobiliaria Colonial SA	108,920	469,229
	Inmobiliaria del Sur SA	2,902	26,635
#*	Jazztel P.L.C.	779,346	4,482,696
*	La Seda de Barcelona SA Series B	10,928,289	910,340
#	Laboratorios Farmaceuticos Rovi SA	47,773	343,279
#	Mediaset Espana Comunicacion SA	542,744	3,591,777
#	Melia Hotels International SA	214,757	1,574,444
	Miquel y Costas & Miquel SA	26,111	590,813
*	Miquel y Costas & Miquel SA Issue-11 Shares	8,704	198,714
*	Natra SA	109,456	153,307
#*	Natraceutical SA	645,689	157,245
#*	NH Hoteles SA	521,131	2,550,165
*	Nicolas Correa SA	24,485	44,059
#	Obrascon Huarte Lain SA	156,289	4,357,796
	Papeles y Cartones de Europa SA	226,938	903,774
	Pescanova SA	43,729	1,506,251

20

The Continental Small Company Series
continued

		SHARES	VALUE††
SPAIN — (Continued)
	Prim SA	39,424	$212,268
#*	Promotora de Informaciones SA Series A	910,275	939,749
#	Prosegur Cia de Seguridad SA	87,574	4,353,976
#*	Quabit Inmobiliaria SA	788,621	120,733
*	Realia Business SA	297,777	455,867
*	Renta Corp. Real Estate SA	20,828	32,994
#*	Reyal Urbis SA	24,393	20,455
#	Sacyr Vallehermoso SA	311,251	2,173,551
*	Service Point Solutions SA	727,483	273,243
#*	Sociedad Nacional Industrias Aplicaciones Celulosa Espanola SA	227,522	400,421
	Solaria Energia y Medio Ambiente SA	231,009	475,448
#	Tecnicas Reunidas SA	96,655	3,889,119
	Telecomunicaciones y Energia SA	146,125	297,276
#*	Tubacex SA	427,191	1,124,514
*	Tubos Reunidos SA	416,951	987,043
	Unipapel SA	47,385	833,989
#*	Vertice Trescientos Sesenta Grados SA	57,183	12,245
	Vidrala SA	68,988	1,937,322
	Viscofan SA	183,430	7,043,085
#*	Vocento SA	196,990	525,313
#*	Vueling Airlines SA	60,195	424,830
#*	Zeltia SA	637,268	1,459,246
TOTAL SPAIN			123,574,746

SWEDEN — (8.3%)
	Aarhuskarlshamn AB	88,601	2,387,795
	Acando AB	224,754	497,126
#*	Active Biotech AB	145,913	653,209
#	AddNode AB	16,806	75,800
	AddTech AB Series B	64,026	1,445,596
	AF AB Series B	109,179	1,839,246
#*	Alliance Oil Co., Ltd. GDR	168,037	2,172,448
*	Anoto Group AB	80,683	34,712
	Aros Quality Group AB	41,400	294,159
	Atrium Ljungberg AB Series B	25,834	297,830
	Avanza Bank Holding AB	67,915	1,810,634
	Axfood AB	93,882	3,560,096
	Axis Communications AB	183,851	4,084,033
#	B&B Tools AB Series B	92,589	845,933
*	BE Group AB	170,187	653,476
#	Beiger Electronics AB	53,856	508,196
#	Beijer Alma AB	62,074	1,164,201
	Bergs Timber AB Series B	10,861	22,390
*	Betsson AB	104,736	2,465,556
	Bilia AB Series A	113,425	1,650,971
	Billerud AB	355,810	2,763,255
	BioGaia AB Series B	45,558	1,151,545
*	BioInvent International AB	152,143	423,176
	Biotage AB	143,915	115,725
*	Bjorn Borg AB	64,280	378,730
*	Black Earth Farming, Ltd.	44,076	130,135
	Bong Ljungdahl AB	24,800	93,906
*	Boras Waefveri AB Series B	6,564	1,329
	Brinova Fastigheter AB	98	1,481
*	Bure Equity AB	284,971	840,588
*	Byggmax Group AB	1,100	5,147
#	Cantena AB	56,762	578,661
*	Castellum AB	548,218	7,421,699
*	Catella AB	226,140	290,128
*	CDON Group AB	11,067	55,966
#	Clas Ohlson AB Series B	124,325	1,524,924

21

The Continental Small Company Series
continued

		SHARES	VALUE††
SWEDEN — (Continued)
	Cloetta AB	55,296	$261,496
#*	Concentric AB	145,352	892,079
	Concordia Maritime AB Series B	70,300	148,264
	Connecta AB	25,172	266,272
*	Consilium AB Series B	14,965	36,699
	CyberCom Group AB	49,332	89,508
*	Dedicare AB Series B	16,575	62,140
#*	Diamyd Medical AB	52,148	63,903
#	DORO AB	94,695	337,325
*	Duni AB	103,417	878,238
	East Capital Explorer AB	51,309	413,291
	Elekta AB Series B	255,842	10,216,832
*	Enea AB	56,200	214,349
#*	Eniro AB	343,664	530,994
*	Fabege AB	500,592	4,296,699
	Fagerhult AB	16,891	397,960
*	Fastighets AB Balder Series B	196,938	804,407
	Fenix Outdoor AB	4,571	119,908
	G & L Beijer AB Series B	28,958	969,332
*	Global Health Partner AB	827	1,308
#	Gunnebo AB	174,854	705,264
#	Hakon Invest AB	168,274	2,352,573
	Haldex AB	173,128	739,058
	Heba Fastighets AB Series B	43,722	389,929
	Hexpol AB	90,282	2,323,024
#*	HIQ International AB	181,737	802,381
	HMS Networks AB	7,040	104,387
	Hoganas AB Series B	91,448	2,914,791
	Holmen AB Series B	181,073	5,123,381
*	HQ AB	19,037	9,911
	Hufvudstaden AB Series A	189,483	2,055,698
*	Husqvarna AB Series A	12,008	61,222
*	Husqvarna AB Series B	222,394	1,129,519
	Industrial & Financial Systems AB Series B	69,650	983,243
	Indutrade AB	44,403	1,188,397
	Intrum Justitia AB	241,545	3,963,154
#	JM AB	299,638	5,436,757
#	KappAhl AB	195,033	423,445
#*	Karo Bio AB	904,968	147,537
*	Klovern AB	387,861	1,618,584
	KNOW IT AB	72,015	529,892
*	Kungsleden AB	488,858	3,737,988
	Lagercrantz Group AB Series B	70,775	522,851
	Lammhults Design Group AB	19,547	70,481
	Lennart Wallenstam Byggnads AB Series B	385,959	3,809,445
*	Lindab International AB	175,890	1,085,866
	Loomis AB Series B	241,411	3,320,916
*	Lundin Petroleum AB	439,229	10,719,305
*	Meda AB Series A	750,311	7,635,753
*	Medivir AB Series B	84,833	1,166,427
	Mekonomen AB	64,824	2,365,090
*	Micronic Mydata AB	338,267	602,079
*	Midsona AB Series B	1,733	3,989
*	MQ Holding AB	229	744
*	NCC AB Series A	6,526	118,826
	NCC AB Series B	297,398	5,450,599
	Nederman Holding AB	3,347	50,015
#*	Net Entertainment NE AB	67,146	677,312
#*	Net Insight AB Series B	1,181,753	438,909
	New Wave Group AB Series B	152,864	695,307
#	NIBE Industrier AB Series B	237,265	3,545,502

22

The Continental Small Company Series
continued

		SHARES	VALUE††
SWEDEN — (Continued)
*	Nobia AB	493,534	$2,134,617
	Nolato AB Series B	75,775	629,768
*	Nordic Mines AB	94,674	782,587
	Nordnet AB Series B	252,192	693,653
*	Observer AB	5,113	33,891
	OEM International AB Series B	44,400	366,734
#*	Opcon AB	11,134	4,680
*	Opcon AB Issue-11 Shares	44,536	17,357
#	Orc Group AB	70,376	641,788
#*	Orexo AB	72,042	314,481
	Oriflame Cosmetics SA SDR	119,547	4,756,260
*	PA Resources AB	2,194,495	583,149
*	Partnertech AB	28,800	103,188
	Peab AB Series B	589,201	3,206,591
	Poolia AB Series B	33,150	80,931
#	Pricer AB Series B	252,242	459,749
	ProAct IT Group AB	29,271	639,680
	Proffice AB Series B	231,361	822,099
	Profilgruppen AB	13,582	80,297
	RaySearch Laboratories AB	45,598	132,777
	Readsoft AB Series B	63,310	179,456
#*	Rederi AB Transatlantic	112,133	257,149
*	Rezidor Hotel Group AB	264,241	954,383
*	RNB Retail & Brands AB	411,548	183,103
	Rottneros AB	207,512	72,931
	Saab AB Series B	166,049	3,198,279
	Sagax AB	1,718	44,340
#*	SAS AB	573,665	949,620
	Seco Tools AB Series B	89,660	1,209,699
*	Sectra AB	17,656	116,472
	Securitas AB Series B	345,289	3,146,372
#*	Semcon AB	39,900	165,248
	Sigma AB Series B	25,800	21,598
	Sintercast AB	11,800	87,209
#	Skistar AB	97,008	1,400,748
	SSAB AB Series A	306,432	2,962,288
	SSAB AB Series B	46,838	396,851
*	Studsvik AB	21,900	116,867
	Sweco AB Series B	187,009	1,652,666
*	Swedish Orphan Biovitrum AB	464,573	1,136,135
	Systemair AB	9,379	108,077
*	TradeDoubler AB	138,527	613,723
	Trelleborg AB Series B	928,357	7,858,668
*	Unibet Group P.L.C. SDR	42,094	976,345
	Uniflex AB Series B	18,150	97,341
	VBG AB Series B	1,084	14,124
	Vitrolife AB	45,755	313,556
	Wihlborgs Fastigheter AB	225,805	3,085,052
TOTAL SWEDEN			190,062,934

SWITZERLAND — (14.1%)
	Acino Holding AG	8,754	899,412
*	Addex Pharmaceuticals, Ltd.	1,491	10,856
	Advanced Digital Broadcast Holdings SA	2,024	27,445
*	Affichage Holding SA	5,703	896,487
	AFG Arbonia-Forster Holding AG	46,165	1,060,070
	Allreal Holding AG	34,985	5,628,997
	ALSO-Actebis Holding AG	16,195	858,023
*	Aryzta AG	289,931	13,979,948
	Ascom Holding AG	160,822	1,717,485
	Austriamicrosystems AG	35,754	1,693,394
23

The Continental Small Company Series
continued

		SHARES	VALUE††
SWITZERLAND — (Continued)
*	Autoneum Holding AG	15,956	$1,078,734
#	Bachem Holdings AG	24,136	1,118,787
	Baloise Holding AG	8,111	660,688
	Bank Coop AG	31,671	2,297,334
	Bank Sarasin & Cie AG Series B	182,505	6,937,974
	Banque Cantonale de Geneve SA	4,021	889,678
	Banque Cantonale du Jura SA	4,500	327,821
	Banque Cantonale Vaudoise AG	8,060	4,172,586
	Banque Privee Edmond de Rothschild SA	157	4,374,321
	Barry Callebaut AG	4,962	4,704,527
	Basellandschaftliche Kantonalbank AG	520	746,079
*	Basilea Pharmaceutica AG	20,383	914,657
*	Basler Kantonalbank AG	4,137	648,617
	Belimo Holdings AG	1,830	3,277,900
	Bell AG	54	110,706
	Bellevue Group AG	27,519	457,815
	Berner Kantonalbank AG	23,232	6,534,128
*	BKW FMB Energie AG	27,437	1,240,377
*	Bobst Group AG	39,409	787,880
	Bossard Holding AG	8,386	1,011,000
	Bucher Industries AG	33,342	5,755,982
	Burckhardt Compression Holding AG	6,936	1,533,098
	Calida Holding AG	7,920	239,274
	Carlo Gavazzi Holding AG	1,069	249,164
	Centralschweizerische Kraftwerke AG	145	54,129
	Cham Paper Holding AG	649	112,386
	Charles Voegele Holding AG	32,044	986,569
*	Cicor Technologies	4,889	209,116
	Cie Financiere Tradition SA	6,784	588,829
*	Clariant AG	699,758	7,577,735
	Coltene Holding AG	16,008	650,987
	Conzzeta AG	1,345	2,807,457
*	Cytos Biotechnology AG	1,934	3,986
	Daetwyler Holding AG	29,754	1,957,302
*	Dufry AG	65,162	6,975,452
	EFG International AG	205,702	1,717,354
*	ELMA Electronic AG	472	231,167
	Emmi AG	13,244	2,652,271
#	EMS-Chemie Holding AG	28,622	5,046,817
	Energiedienst Holding AG	71,249	4,213,663
	Flughafen Zuerich AG	14,025	5,378,478
	Forbo Holding AG	6,314	2,983,847
#	Galenica Holding AG	18,828	10,906,687
	GAM Holding AG	780,910	9,336,078
*	Gategroup Holding AG	65,671	2,229,073
	George Fisher AG	15,351	6,360,877
*	Gottex Fund Management Holdings, Ltd.	824	3,205
	Gurit Holding AG	1,489	734,046
	Helvetia Holding AG	22,754	8,313,855
	Highlight Communications AG	8,169	39,130
	Huber & Suhner AG	17,212	924,793
	Implenia AG	49,733	1,172,914
	Inficon Holding AG	4,954	844,262
*	Interroll Holding AG	2,404	830,190
	Intershop Holding AG	3,559	1,300,403
	Jungfraubahn Holding AG	229	14,129
	Kaba Holding AG	11,858	4,585,629
*	Kardex AG	21,055	315,558
	Komax Holding AG	9,976	768,220
	Kudelski SA	107,664	1,114,608
*	Kuoni Reisen Holding AG Series B	13,163	4,489,476

24

The Continental Small Company Series
continued

		SHARES	VALUE††
SWITZERLAND — (Continued)
#	LEM Holding SA	3,667	$1,589,753
	Liechtensteinische Landesbank AG	8,371	463,816
*	LifeWatch AG	55,532	198,881
#*	Logitech International SA	676,961	6,533,795
	Lonza Group AG	140,493	9,345,357
#	Luzerner Kantonalbank AG	17,399	6,295,945
	Metall Zug AG	233	885,104
#*	Meyer Burger Technology AG	200,895	4,808,703
*	Micronas Semiconductor Holding AG	155,041	1,270,630
*	Mikron Holding AG	585	4,058
*	Mobilezone Holding AG	119,357	1,250,288
	Mobimo Holding AG	11,582	2,905,695
*	NIBE Industrier AB Series B	24,214	339,294
	Nobel Biocare Holding AG	478,680	5,861,913
*	OC Oerlikon Corp. AG	372,542	2,230,911
	Orascom Development Holding AG	8,205	181,494
	Orell Fuessli Holding AG	4,930	602,486
*	Panalpina Welttransport Holding AG	46,070	4,556,172
*	Parco Industriale e Immobiliare SA	600	2,392
	Partners Group Holding AG	23,084	4,318,193
#*	Petroplus Holdings AG	370,438	2,209,628
	Phoenix Mecano AG	3,100	1,638,317
*	Precious Woods Holding AG	49	649
*	PSP Swiss Property AG	148,327	13,494,819
	PubliGroupe SA	2,161	332,312
*	Rieters Holdings AG	15,956	3,319,779
	Romande Energie Holding SA	2,714	4,016,590
*	Schaffner Holding AG	2,066	595,601
*	Schmolz & Bickenbach AG	72,817	591,888
	Schweiter Technologies AG	4,191	2,345,215
	Schweizerische National-Versicherungs-Gesellschaft AG	45,720	1,601,437
*	Siegfried Holding AG	8,325	848,626
	Societa Elettrica Sopracenerina SA	2,340	519,096
	St. Galler Kantonalbank AG	9,942	4,319,506
	Straumann Holding AG	21,440	3,774,012
*	Sulzer AG	64,067	7,466,988
	Swiss Life Holding AG	93,938	11,537,216
	Swisslog Holding AG	914,407	746,037
	Swissquote Group Holding SA	47,450	1,996,888
#	Tamedia AG	14,891	1,814,701
	Tecan Group AG	41,765	2,632,878
#*	Temenos Group AG	259,801	4,941,166
*	Tornos Holding AG	38,028	370,730
*	U-Blox AG	11,680	510,978
	Uster Technologies AG	2,848	113,511
	Valartis Group AG	936	16,487
#	Valiant Holding AG	45,575	6,309,348
	Valora Holding AG	12,070	2,506,775
	Vaudoise Assurances Holding SA	3,219	947,501
	Verwaltungs und Privat-Bank AG	7,692	773,266
	Vetropack Holding AG	184	344,666
	Villars Holding SA	150	86,845
#*	Von Roll Holding AG	126,544	443,931
	Vontobel Holdings AG	121,104	3,613,419
	VZ Holding AG	818	93,313
	Walliser Kantonalbank AG	1,416	1,263,386
	WMH Walter Meier Holding AG	4,738	1,150,753
#	Ypsomed Holdings AG	6,709	425,096
	Zehnder Group AG	35,840	2,128,973
#*	Zueblin Immobilien Holding AG	261,040	893,343

25

The Continental Small Company Series
continued

		SHARES	VALUE††
SWITZERLAND — (Continued)
	Zuger Kantonalbank AG	623	$3,540,878
TOTAL SWITZERLAND			325,193,350
TOTAL COMMON STOCKS			1,992,744,029

RIGHTS/WARRANTS — (0.1%)
BELGIUM — (0.0%)
*	Agfa-Gevaert NV STRIP VVPR	122,950	170
*	Deceuninck NV STRIP VVPR	247,412	342
#*	Nyrstar NV STRIP VVPR	178,031	246
*	RealDolmen NV STRIP VVPR	6,067	84
*	SAPEC SA STRIP VVPR	75	109
*	Tessenderlo Chemie NV STRIP VVPR	3,985	439
*	Zenitel NV STRIP VVPR	8,654	12
TOTAL BELGIUM			1,402

ITALY — (0.1%)
*	Banca Popolare di Milano Scarl Rights 11/18/11	1,769,606	1,667,499
*	Intek SpA Warrants 12/30/11	62,985	166
*	KME Group SpA Warrants 12/30/11	104,975	261
TOTAL ITALY			1,667,926

NORWAY — (0.0%)
*	DOF ASA Rights 10/31/11	20,735	—
TOTAL RIGHTS/WARRANTS			1,669,328

		SHARES/
		FACE
		AMOUNT	VALUE†
		(000)
SECURITIES LENDING COLLATERAL — (13.2%)
§@	DFA Short Term Investment Fund	303,408,660	303,408,660
@	Repurchase Agreement, Deutsche Bank Securities, Inc. 0.11%,
	11/01/11 (Collateralized by FNMA 3.500%, 11/01/31, valued at
	$1,237,089) to be repurchased at $1,212,836	$1,213	1,212,832
TOTAL SECURITIES LENDING COLLATERAL			304,621,492

TOTAL INVESTMENTS — (100.0%)
	(Cost $2,351,668,120)		$2,299,034,849

26

THE CANADIAN SMALL COMPANY SERIES

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2011

		SHARES	VALUE††
COMMON STOCKS — (77.5%)
Consumer Discretionary — (7.9%)
*	AlarmForce Industries, Inc.	4,310	$48,602
	Astral Media, Inc. Class A	195,947	6,727,170
#*	Azure Dynamics Corp.	1,049,423	121,077
#*	Ballard Power Systems, Inc.	559,352	830,540
	BMTC Group, Inc. Class A	13,065	284,435
*	Brick, Ltd. (The)	93,107	269,957
#	Cineplex, Inc.	191,278	5,079,637
#*	Coastal Contacts, Inc.	234,745	732,437
	Cogeco Cable, Inc.	66,661	3,172,040
	Cogeco, Inc.	4,489	205,456
#	Corus Entertainment, Inc. Class B	295,300	5,655,658
#	Dollarama, Inc.	197,346	7,428,565
	Dorel Industries, Inc. Class B	107,500	2,614,296
	easyhome, Ltd.	3,600	22,357
	Gamehost, Inc.	2,433	26,533
	Glacier Media, Inc.	137,300	260,343
	Glentel, Inc.	59,700	931,362
*	Great Canadian Gaming Corp.	284,300	2,338,861
	Groupe Aeroplan, Inc.	696,151	8,017,872
*	Imax Corp.	186,337	3,594,944
	Indigo Books & Music, Inc.	746	4,977
	Le Chateau, Inc. Class A	73,800	273,950
	Leon’s Furniture, Ltd.	143,275	1,696,158
	Linamar Corp.	191,380	3,037,503
*	Martinrea International, Inc.	270,856	1,913,044
	MDC Partners, Inc. Class A	1,698	28,483
*	MEGA Brands, Inc.	37,306	323,749
#*	Mood Media Corp.	46,738	139,733
	Quebecor, Inc. Class B	108,793	3,765,597
	Reitmans Canada, Ltd.	13,456	211,273
	Reitmans Canada, Ltd. Class A	202,400	3,173,827
	RONA, Inc.	677,175	6,522,077
*	Sears Canada, Inc.	28,360	430,201
	Torstar Corp. Class B	234,377	2,454,874
	TVA Group, Inc. Class B	7,000	70,228
	Uni-Select, Inc.	57,156	1,486,314
#	Yellow Media, Inc.	1,222,317	447,600
Total Consumer Discretionary			74,341,730

Consumer Staples — (2.4%)
	Alliance Grain Traders, Inc.	60,868	1,271,404
	Andrew Peller, Ltd. Class A	400	3,612
*	Atrium Innovations, Inc.	130,236	1,710,348
#*	BioExx Specialty Proteins, Ltd.	540,917	168,231
	Canada Bread Co., Ltd.	14,021	604,306
	Colabor Group, Inc.	57,986	587,568
	Corby Distilleries, Ltd. Class A	63,258	1,031,929
#*	Cott Corp.	473,596	3,325,981
#*	GLG Life Tech Corp.	39,937	70,518
	High Liner Foods, Inc.	3,500	53,163
	Jean Coutu Group PJC, Inc. Class A (The)	400,161	5,118,688
#	Liquor Stores N.A., Ltd.	35,769	520,342
	Maple Leaf Foods, Inc.	334,926	3,797,004
#	North West Co., Inc. (The)	105,773	1,992,894
#	Premium Brands Holdings Corp.	65,605	1,030,066
	Rogers Sugar, Inc.	49,376	258,088
*	SunOpta, Inc.	193,373	1,026,279

1

The Canadian Small Company Series
continued

		SHARES	VALUE††
Consumer Staples — (Continued)
*	Sun-Rype Products, Ltd.	100	$713
Total Consumer Staples			22,571,134

Energy — (19.8%)
*	Advantage Oil & Gas, Ltd.	1,098,231	5,828,585
	Akita Drilling, Ltd. Class A	42,000	414,206
#	AltaGas, Ltd.	276,864	8,169,120
#*	Anderson Energy, Ltd.	558,395	347,334
*	Angle Energy, Inc.	287,932	1,854,551
#*	Antrim Energy, Inc.	512,200	549,841
#*	Arsenal Energy, Inc.	486,950	302,893
#	AvenEx Energy Corp.	100,544	553,786
#*	Bankers Petroleum, Ltd.	810,182	4,307,965
#*	Bellatrix Exploration, Ltd.	490,944	2,280,482
*	Bengal Energy, Ltd.	600	656
#*	Birchcliff Energy, Ltd.	355,600	5,394,203
*	BlackPearl Resources, Inc.	954,830	4,550,231
*	BNK Petroleum, Inc.	127,691	263,901
#	Bonterra Energy Corp.	46,062	2,485,292
*	C&C Energia, Ltd.	39,632	333,597
	Calfrac Well Services, Ltd.	126,564	3,923,579
*	Calmena Energy Services, Inc.	95,771	25,942
*	Calvalley Petroleum, Inc. Class A	345,539	485,332
#	Canadian Energy Services & Technology Corp.	132,183	1,648,392
	Canyon Services Group, Inc.	138,592	1,662,965
#	Cathedral Energy Services, Ltd.	121,906	819,433
*	CE Franklin, Ltd.	20,400	173,965
*	Celtic Exploration, Ltd.	269,000	6,663,266
*	Cequence Energy, Ltd.	278,462	1,273,927
*	Chinook Energy, Inc.	92,783	145,213
#*	CIC Energy Corp.	31,465	68,502
#*	Connacher Oil & Gas, Ltd.	1,534,505	708,174
*	Corridor Resources, Inc.	367,780	907,689
*	Crew Energy, Inc.	358,669	3,943,830
*	Crocotta Energy, Inc.	113,720	339,991
#	Daylight Energy, Ltd.	739,288	7,305,730
*	Delphi Energy Corp.	416,369	881,403
#*	Denison Mines Corp.	2,168,583	3,415,777
#	Enbridge Income Fund Holdings, Inc.	68,006	1,287,457
	Enerflex, Ltd.	279,959	2,881,745
	Ensign Energy Services, Inc.	226,952	3,413,103
#*	Epsilon Energy, Ltd.	193,780	592,956
*	Equal Energy, Ltd.	75,353	422,597
#*	Essential Energy Services, Ltd.	274,264	489,782
*	Fairborne Energy, Ltd.	544,251	1,943,851
*	Flint Energy Services, Ltd.	172,550	2,068,696
#*	Forsys Metals Corp.	109,974	76,129
#*	Galleon Energy, Inc. Class A	611,603	1,718,072
*	GeoMark Exploration, Ltd.	82,540	72,458
*	Gran Tierra Energy, Inc.	969,291	5,941,678
#*	Ivanhoe Energy, Inc.	939,785	1,159,705
#	Keyera Corp.	92,651	4,226,577
*	Legacy Oil & Gas, Inc.	438,795	3,970,836
#*	Mega Uranium, Ltd.	796,410	255,682
#*	MGM Energy Corp.	14,000	3,511
*	Midway Energy, Ltd.	286,140	1,079,394
#	Mullen Group, Ltd.	274,057	5,507,260
#	NAL Energy Corp.	517,913	4,588,083
#*	North American Energy Partners, Inc.	53,156	369,039
	Nuvista Energy, Ltd.	481,347	2,969,936
#*	Open Range Energy Corp.	244,459	2,815,540

2

The Canadian Small Company Series
continued

		SHARES	VALUE††
Energy — (Continued)
#*	Pace Oil & Gas, Ltd.	175,677	$893,587
*	Paramount Resources, Ltd. Class A	136,127	4,953,425
#	Parkland Fuel Corp.	197,967	2,061,598
#	Pason Systems, Inc.	237,900	3,226,895
#	Perpetual Energy, Inc.	394,093	648,420
#	PetroBakken Energy, Ltd. Class A	171,305	1,560,521
#*	Petrobank Energy & Resources, Ltd.	251,385	2,262,276
#	Peyto Exploration & Development Corp.	101,471	2,214,190
	PHX Energy Services Corp.	28,916	297,355
*	Precision Drilling Corp.	278,079	3,225,075
#	Progress Energy Resources Corp.	116,557	1,649,982
#	Provident Energy, Ltd.	230,627	2,089,352
	Pulse Seismic, Inc.	263,880	503,007
#*	Questerre Energy Corp.	700,260	702,543
#*	RMP Energy, Inc.	446,093	998,031
*	Rock Energy, Inc.	102,033	247,725
*	Savanna Energy Services Corp.	315,188	2,659,374
*	Secure Energy Services, Inc.	67,427	531,028
	ShawCor, Ltd. Class A	222,500	5,323,928
*	Sonde Resources Corp.	75,670	223,954
#*	Southern Pacific Resource Corp.	1,391,443	2,052,091
*	SouthGobi Resources, Ltd.	455,682	3,803,636
*	Sprott Resource Corp.	349,600	1,525,719
*	Terra Energy Corp.	115,780	72,018
#*	Tethys Petroleum, Ltd.	274,989	171,049
	Total Energy Services, Inc.	104,829	1,504,994
*	TransGlobe Energy Corp.	221,040	2,275,265
#	Trilogy Energy Corp.	191,610	6,528,293
	Trinidad Drilling, Ltd.	482,433	3,775,247
*	Twin Butte Energy, Ltd.	531,245	1,012,657
*	UEX Corp.	608,088	451,452
#*	Uranium One, Inc.	179,870	541,369
#*	Ur-Energy, Inc.	309,416	391,135
#	Veresen, Inc.	283,972	4,105,379
*	Vero Energy, Inc.	218,138	667,490
*	Westfire Energy, Ltd.	140,738	648,094
*	Winstar Resources, Ltd.	78,401	239,903
*	Xtreme Coil Drilling Corp.	97,707	313,682
#	Zargon Oil & Gas, Ltd.	58,907	831,524
*	ZCL Composite, Inc.	90,700	300,286
Total Energy			187,367,389

Financials — (5.6%)
#	AGF Management, Ltd. Class B	330,879	5,304,687
	Altus Group, Ltd.	10,326	31,390
	Brookfield Real Estate Services, Inc.	8,075	108,882
	Canaccord Capital, Inc.	289,695	2,740,731
	Canadian Western Bank	255,372	7,301,833
#	Cash Store Financial Services, Inc. (The)	51,170	494,374
	Clairvest Group, Inc.	1,900	31,462
	Davis & Henderson Corp.	200,244	3,415,248
#*	Dundee Capital Markets, Inc.	189,580	152,159
*	EGI Financial Holdings, Inc.	14,650	106,191
	E-L Financial Corp., Ltd.	309	120,903
	Equitable Group, Inc.	52,295	1,342,068
*	Equity Financial Holdings, Inc.	800	7,625
	Fiera Sceptre, Inc.	36,300	220,331
	Firm Capital Mortgage Investment Corp.	2,494	31,527
	First Capital Realty, Inc.	9,200	150,172
	First National Financial Corp.	6,583	100,058
*	FirstService Corp.	112,879	3,153,930

3

The Canadian Small Company Series
continued

		SHARES	VALUE††
Financials — (Continued)
*	Genesis Land Development Corp.	69,817	$213,636
	Genworth MI Canada, Inc.	59,756	1,318,918
	Gluskin Sheff + Associates, Inc.	61,507	996,577
	GMP Capital, Inc.	253,000	1,807,234
	Guardian Capital Group, Ltd. Class A	6,788	69,123
	Home Capital Group, Inc.	120,600	5,454,375
*	Killam Properties, Inc.	85,316	916,714
*	Kingsway Financial Services, Inc.	223,835	159,441
	Laurentian Bank of Canada	92,400	4,262,405
*	Mainstreet Equity Corp.	3,897	69,045
*	Melcor Developments, Ltd.	8,659	107,809
*	MI Developments, Inc.	800	25,395
*	Pacific & Western Credit Corp.	8,800	12,360
#	Sprott Resource Lending Corp.	750,703	1,077,006
#	Sprott, Inc.	247,356	1,739,619
	TMX Group, Inc.	231,476	10,171,707
#*	Westaim Corp.	145,481	77,356
Total Financials			53,292,291

Health Care — (1.6%)
#*	AEterna Zentaris, Inc.	262,354	442,192
*	Bioniche Life Sciences, Inc.	46,000	27,690
#*	Burcon NutraScience Corp.	61,538	478,475
*	Cangene Corp.	140,432	274,735
*	Cardiome Pharma Corp.	278,700	922,709
#	CML HealthCare, Inc.	128,198	1,246,289
	Futuremed Healthcare Products Corp.	34,438	279,857
*	Helix BioPharma Corp.	13,153	27,447
#*	IMRIS, Inc.	74,879	256,170
#	Leisureworld Senior Care Corp.	50,378	537,264
	MDS, Inc.	464,108	4,074,186
#*	Oncolytics Biotech, Inc.	205,321	972,275
*	Paladin Labs, Inc.	50,700	1,885,068
*	Patheon, Inc.	17,320	24,327
*	ProMetic Life Sciences, Inc.	648,697	78,097
*	QLT, Inc.	226,610	1,561,887
#*	Resverlogix Corp.	112,020	130,367
#*	Theratechnologies, Inc.	277,500	857,487
*	Transition Therapeutics, Inc.	50,610	81,240
*	TSO3, Inc.	150,052	222,801
#*	YM Biosciences, Inc.	242,157	432,445
Total Health Care			14,813,008

Industrials — (7.0%)
	Aecon Group, Inc.	218,667	1,974,420
#	AG Growth International, Inc.	41,539	1,329,415
*	Air Canada Class A	313,328	452,663
#*	Alexco Resource Corp.	224,026	1,714,892
	Algoma Central Corp.	2,569	244,851
*	ATS Automation Tooling System, Inc.	337,817	2,104,684
	Bird Construction, Inc.	42,319	451,742
#*	Black Diamond Group, Ltd.	91,391	1,426,681
	CAE, Inc.	79,988	853,045
	Canadian Helicopters Group, Inc.	14,988	364,343
*	CanWel Building Materials Group, Ltd.	4,500	9,120
	Cargojet, Inc.	1,944	14,062
#	Churchill Corp. Class A (The)	73,613	1,111,488
*	Clarke, Inc.	48,894	202,100
	Contrans Group, Inc. Class A	79,242	564,453
	DirectCash Payments, Inc.	13,254	257,035
#*	Electrovaya, Inc.	141,865	176,486

4

The Canadian Small Company Series
continued

		SHARES	VALUE††
Industrials — (Continued)
	Exchange Income Corp.	14,111	$293,616
	Exco Technologies, Ltd.	10,400	34,432
*	Garda World Security Corp. Class A	107,340	865,828
	Genivar, Inc.	69,393	1,605,420
#*	GLV, Inc. Class A	61,573	271,805
*	Heroux-Devtek, Inc.	88,127	592,376
	Horizon North Logistics, Inc.	204,345	922,551
	IBI Group, Inc.	8,296	101,957
	K-Bro Linen, Inc.	5,758	108,372
	Morneau Shepell, Inc.	26,865	269,526
	Newalta Corp.	166,722	1,975,407
	Progressive Waste Solutions, Ltd.	209,167	4,406,829
	Richelieu Hardware, Ltd.	60,962	1,627,488
#	Ritchie Brothers Auctioneers, Inc.	244,637	4,869,424
	Rocky Mountain Dealerships, Inc.	38,741	355,247
	Russel Metals, Inc.	243,400	5,601,802
*	Stantec, Inc.	168,695	4,148,196
#	Student Transportation, Inc.	221,438	1,348,511
#	Superior Plus Corp.	391,430	2,709,673
#*	Swisher Hygiene, Inc.	214,309	934,387
	Toromont Industries, Ltd.	282,567	5,301,232
#	Transcontinental, Inc. Class A	271,264	3,456,286
	TransForce, Inc.	312,897	3,776,424
	Vicwest, Inc.	19,193	155,585
#	Wajax Corp.	19,455	702,859
	WaterFurnace Renewable Energy, Inc.	27,314	520,384
	Westjet Airlines, Ltd.	1,420	18,734
#*	Westport Innovations, Inc.	189,501	5,718,776
Total Industrials			65,944,607

Information Technology — (4.3%)
*	5N Plus, Inc.	174,648	1,182,719
	Aastra Technologies, Ltd.	25,044	395,729
#*	Absolute Software Corp.	160,100	825,597
*	AXIA NetMedia Corp.	182,767	201,699
	Calian Technologies, Ltd.	12,829	242,615
*	Celestica, Inc.	847,607	7,032,566
#*	COM DEV International, Ltd.	271,685	526,062
	Computer Modelling Group, Ltd.	110,238	1,529,563
#*	Constellation Software, Inc.	24,516	1,715,813
*	Descartes Systems Group, Inc. (The)	191,571	1,431,857
#*	DragonWave, Inc.	146,283	554,753
*	Enghouse Systems, Ltd.	37,378	368,999
	Evertz Technologies, Ltd.	133,981	1,688,288
*	EXFO, Inc.	83,477	506,683
	Gennum Corp.	130,300	801,343
	MacDonald Dettweiler & Associates, Ltd.	111,753	5,023,980
*	March Networks Corp.	8,829	50,932
	Mediagrif Interactive Technologies, Inc.	100	1,280
*	Miranda Technologies, Inc.	84,901	587,727
	Mosaid Technologies, Inc.	42,937	1,960,004
*	Open Text Corp.	107,738	6,594,528
*	Points International, Ltd.	46,289	415,173
*	Redknee Solutions, Inc.	122,828	135,551
*	Ruggedcom, Inc.	30,225	492,454
*	Sandvine Corp.	454,830	720,975
*	Sierra Wireless, Inc.	127,100	942,332
*	Softchoice Corp.	6,773	59,457
*	Vecima Network, Inc.	30,729	89,405
	Wi-Lan, Inc.	666,819	4,963,930
Total Information Technology			41,042,014

5

The Canadian Small Company Series
continued

		SHARES	VALUE††
Materials — (26.6%)
	Aberdeen International, Inc.	122,333	$81,003
*	Ainsworth Lumber Co., Ltd.	227,838	347,443
*	Alacer Gold Corp.	359,258	4,144,938
	Alamos Gold, Inc.	423,220	7,833,869
#*	Almaden Minerals, Ltd.	108,300	300,969
*	Altius Minerals Corp.	112,600	1,262,973
	Amerigo Resources, Ltd.	504,854	334,290
*	Anvil Mining, Ltd.	387,530	2,799,314
#*	Argonaut Gold, Inc.	353,205	2,161,576
#*	Atna Resource, Ltd.	145,447	113,819
#*	Augusta Resource Corp.	308,545	1,145,339
#*	Aura Minerals, Inc.	479,469	755,221
#*	AuRico Gold, Inc.	967,320	9,365,074
#*	Aurizon Mines, Ltd.	609,380	3,448,110
#*	Avalon Rare Metals, Inc.	352,025	1,172,534
#*	Avion Gold Corp.	1,405,943	3,004,423
#*	B2Gold Corp.	924,431	3,403,724
#*	Baja Mining Corp.	886,518	853,832
#*	Brigus Gold Corp.	611,029	803,058
#*	Canadian Zinc Corp.	280,925	186,015
	Canam Group, Inc. Class A	194,100	765,300
*	Canexus Corp.	5,600	34,946
#*	Canfor Corp.	379,755	3,840,412
	Canfor Pulp Products, Inc.	136,336	1,832,859
#*	Capstone Mining Corp.	1,040,232	3,527,448
#*	Cardero Resource Corp.	200,960	217,744
*	Carpathian Gold, Inc.	587,371	253,393
	Cascades, Inc.	489,976	2,236,660
*	Catalyst Paper Corp.	540,689	35,259
	CCL Industries, Inc. Class B	100,740	2,930,986
#*	China Gold International Resources Corp., Ltd.	722,757	2,182,592
#*	Claude Resources, Inc.	934,700	1,828,608
#*	Cline Mining Corp.	519,100	1,098,872
#*	Colossus Minerals, Inc.	311,816	2,221,112
*	Copper Mountain Mining Corp.	366,515	1,956,218
*	Crocodile Gold Corp.	317,715	165,750
*	Crosshair Exploration & Mining Corp.	35,900	18,729
#*	Crystallex International Corp.	1,068,921	193,033
*	Detour Gold Corp.	237,256	7,854,977
#*	Duluth Metals, Ltd.	388,214	1,039,911
#*	Dundee Precious Metals, Inc.	372,067	2,986,241
*	Dynasty Metals & Mining, Inc.	108,369	248,974
#*	Eastern Platinum, Ltd.	3,072,960	2,003,937
*	Eastmain Resources, Inc.	274,250	365,942
#*	ECo. Oro Minerals Corp.	261,445	660,990
#*	Endeavour Mining Corp.	397,033	828,521
*	Endeavour Silver Corp.	290,399	3,149,449
*	Entree Gold, Inc.	286,898	544,005
*	Euro Goldfields, Ltd.	521,960	5,875,487
*	Excellon Resources, Inc.	770,400	494,664
#*	Exeter Resource Corp.	74,037	267,402
*	Fibrek, Inc.	97,662	87,203
*	First Majestic Silver Corp.	350,583	5,954,723
*	First Nickel, Inc.	50,300	5,803
#*	Formation Capital Corp.	72,881	34,731
*	Fortress Paper, Ltd.	41,133	1,578,880
#*	Fortuna Silver Mines, Inc.	425,568	2,702,629
#*	Fortune Minerals, Ltd.	214,672	208,911
*	Golden Minerals, Co.	6,859	48,082
#*	Golden Star Resources, Ltd.	974,609	1,926,240
*	Grande Cache Coal Corp.	334,014	3,307,467

6

The Canadian Small Company Series
continued

		SHARES	VALUE††
Materials — (Continued)
#*	Great Basin Gold, Ltd.	1,333,830	$1,873,451
#*	Great Panther Silver, Ltd.	546,209	1,435,734
#*	Guyana Goldfields, Inc.	230,342	2,024,375
#*	Hanfeng Evergreen, Inc.	147,991	458,783
*	Harry Winston Diamond Corp.	266,629	3,231,380
*	High River Gold Mines, Ltd.	519,142	687,502
#	HudBay Minerals, Inc.	611,960	6,704,392
*	Imperial Metals Corp.	84,290	1,780,090
#*	Inter-Citic Minerals, Inc.	283,484	307,161
*	International Forest Products, Ltd. Class A	174,500	721,284
*	International Minerals Corp.	3,200	22,184
#*	International Tower Hill Mines, Ltd.	220,027	1,108,137
*	Intertape Polymer Group, Inc.	154,552	457,415
#*	Jaguar Mining, Inc.	362,916	1,875,112
#*	Katanga Mining, Ltd.	1,003,662	1,429,847
*	Keegan Resources, Inc.	271,644	1,621,552
*	Kimber Resources, Inc.	21,200	28,926
#*	Kirkland Lake Gold, Inc.	210,980	3,943,373
*	La Mancha Resources, Inc.	344,099	766,391
*	Labrador Iron Mines Holdings, Ltd.	123,133	852,388
#*	Lake Shore Gold Corp.	1,280,732	1,901,664
*	Laramide Resources, Ltd.	20,368	19,208
#*	MAG Silver Corp.	156,360	1,466,733
	Major Drilling Group International, Inc.	319,200	4,268,810
*	MDN, Inc.	220,980	53,208
#*	Mercator Minerals, Ltd.	905,221	1,843,590
#	Methanex Corp.	289,704	7,469,669
#*	Migao Corp.	156,300	606,853
*	Minco Base Metals Corp.	2,780	—
#*	Minco Silver Corp.	125,224	288,954
#*	Minefinders Corp.	272,841	3,867,814
#*	Minera Andes, Inc.	731,944	1,402,571
#*	Nautilus Minerals, Inc.	89,354	237,560
#*	Neo Material Technologies, Inc.	405,900	3,139,693
#*	Nevada Copper Corp.	160,491	816,342
#*	NGEx Resources, Inc.	287,000	849,411
*	Norbord, Inc.	78,010	685,596
#*	North American Palladium, Ltd.	418,765	1,399,034
*	Northern Dynasty Minerals, Ltd.	203,498	1,651,667
#*	Northland Resources SA	54,983	80,537
#*	NovaGold Resources, Inc.	612,655	5,624,071
#*	OceanaGold Corp.	1,077,616	2,724,447
*	Oromin Explorations, Ltd.	168,799	165,962
#*	Orvana Minerals Corp.	302,452	518,879
#*	Peregrine Diamonds, Ltd.	260,272	276,788
#*	Petaquilla Minerals, Ltd.	491,782	360,171
*	Phoscan Chemical Corp.	432,579	138,877
*	Pilot Gold, Inc.	86,150	127,918
#*	Platinum Group Metals, Ltd.	241,887	315,478
#*	Platmin, Ltd.	108,562	30,496
*	Polaris Miner Corp.	29,838	9,130
#*	PolyMet Mining Corp.	423,377	552,185
#*	Primero Mining Corp.	104,423	293,338
*	Quadra FNX Mining, Ltd.	408,502	4,713,091
*	Queenston Mining, Inc.	220,773	1,346,677
*	Richmont Mines, Inc.	103,444	1,261,980
#*	Rubicon Minerals Corp.	508,405	2,060,653
*	Sabina Gold & Silver Corp.	383,055	1,660,193
#*	San Gold Corp.	700,717	1,448,184
#*	Scorpio Mining Corp.	746,699	1,513,250
#*	Seabridge Gold, Inc.	121,852	2,867,969

7

The Canadian Small Company Series
continued

		SHARES	VALUE††
Materials — (Continued)
#*	SEMAFO, Inc.	905,185	$6,947,244
	Sherritt International Corp.	1,571,926	9,036,505
*	Shore Gold, Inc.	837,013	411,474
*	Silver Standard Resources, Inc.	194,193	3,791,318
#	Silvercorp Metals, Inc.	620,630	5,771,999
#*	St. Andrew Goldfields, Ltd.	513,853	304,162
	Stella-Jones, Inc.	32,540	1,298,009
#*	Stornoway Diamond Corp.	297,297	450,382
*	Sulliden Gold Corp., Ltd.	659,525	1,204,249
#*	Tanzanian Royalty Exploration Corp.	350,339	1,335,629
#*	Taseko Mines, Ltd.	793,230	2,880,855
*	Tembec, Inc.	257,356	826,224
#*	Thompson Creek Metals Co., Inc.	584,600	4,199,384
*	Timminco, Ltd.	69,822	13,309
#*	Torex Gold Resources, Inc.	818,006	1,247,423
#*	Virginia Mines, Inc.	99,162	835,677
	Wesdome Gold Mines, Ltd.	325,464	822,844
	West Fraser Timber Co., Ltd.	131,316	5,664,999
*	Western Forest Products, Inc.	116,219	90,946
	Winpak, Ltd.	66,195	780,327
#*	Yukon-Nevada Gold Corp.	1,708,678	634,272
Total Materials			250,967,973

Telecommunication Services — (0.3%)
#	Manitoba Telecom Services, Inc.	74,117	2,374,272
*	Wireless Matrix Corp.	111,939	93,212
Total Telecommunication Services			2,467,484

Utilities — (2.0%)
#	Algonquin Power & Utilities Corp.	409,186	2,298,913
*	Alterra Power Corp.	909,570	428,892
#	Atlantic Power Corp.	233,230	3,142,492
*	Boralex, Inc. Class A	94,733	570,251
#	Capstone Infrastructure Corp.	149,466	913,216
#	Innergex Renewable Energy, Inc.	188,190	1,782,306
#	Just Energy Group, Inc.	467,883	5,050,836
*	Maxim Power Corp.	92,234	189,696
#	Northland Power, Inc.	211,085	3,502,730
	Pacific Northern Gas, Ltd.	9,998	367,822
#*	Ram Power Corp.	454,560	141,373
	Valener, Inc.	40,005	589,991
Total Utilities			18,978,518
TOTAL COMMON STOCKS			731,786,148
RIGHTS/WARRANTS — (0.0%)
#*	Compton Petroleum Corp. Warrants 08/23/14	7,790	32,434
*	Duluth Metals, Ltd. Warrants 01/18/13	24,225	10,937
TOTAL RIGHTS/WARRANTS			43,371

8

The Canadian Small Company Series
continued

	SHARES/
	FACE
	AMOUNT	VALUE†
	(000)
SECURITIES LENDING COLLATERAL — (22.5%)
§@ DFA Short Term Investment Fund	210,374,890	$210,374,890
@ Repurchase Agreement, Deutsche Bank Securities, Inc. 0.11%,
11/01/11 (Collateralized by FNMA 3.500%, 11/01/31, valued at
$2,366,389) to be repurchased at $2,319,996	$2,320	2,319,989
TOTAL SECURITIES LENDING COLLATERAL		212,694,879

TOTAL INVESTMENTS — (100.0%)
(Cost $970,256,943)		$944,524,398

9

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's Board.

Item 11. Controls and Procedures.

(a) Within 90 days of the filing date of this Form N-CSR, Alexander B. Potts, the registrant’s President and Chief Executive Officer, and Michael Clinton, the registrant’s Treasurer and Chief Financial and Accounting Officer, reviewed the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) and evaluated their effectiveness. Based on their review, Messrs. Potts and Clinton determined that the disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant on Form N-CSR and Form N-Q is accumulated and communicated to the registrant’s management to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics referred to in Item 2 is filed herewith.

(a)(2) The certifications required by Rule 30a-2(a) of the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3) Not applicable.

(b) The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

The certifications provided pursuant to Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act are not deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended or the Exchange Act, except to the extent that the registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SA FUNDS – INVESTMENT TRUST

By:	/s/ Alexander B. Potts
Alexander B. Potts
President and Chief Executive Officer

Date:	September 7, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Alexander B. Potts
Alexander B. Potts
President and Chief Executive Officer

Date:	September 7, 2012

By:	/s/ Michael Clinton
Michael Clinton
Treasurer and Chief Financial and Accounting Officer

Date:	September 7, 2012